1933 Act Registration No. 333-82807


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


[ ]      Pre-Effective                                  [X]  Post-Effective
         Amendment No.                                       Amendment No. 1


                          EVERGREEN FIXED INCOME TRUST
                    (Evergreen Short-Intermediate Bond Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                     Evergreen Investment Management Company
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                          Sullivan & Worcester LLP 1025
                            Connecticut Avenue, N.W.
                             Washington, D.C. 20036



         It is proposed that this filing will become effective

:

X immediately  on filing  pursuant to paragraph  (b)
___ on _______  pursuant to paragraph  (b)
___ 60 days after  filing  pursuant  to  paragraph  (a)(1)
___ on _______  pursuant  to  paragraph  (a)(1)
___ 75 days after  filing  pursuant  to paragraph (a)(2)
___ on _______ pursuant to paragraph (a)(2) of Rule 485

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Logo]                     Prospectus/Proxy Statement            August 1999

             Important News for Shareholders of Mentor Short-Duration Income
                                          Portfolio


         The following answers to common shareholder questions may provide helpful information; however, we strongly encourage you to read the attached Prospectus/Proxy Statement in full.

         Q.       Why is Mentor Funds sending me this Prospectus/Proxy
                  Statement?

                  Mutual fund companies are required to obtain shareholders' votes for certain types of changes affecting their funds. As a shareholder, you have the right to vote on major policy decisions, such as those included here.

         Q.       What are the issues contained in this Prospectus/Proxy
                  Statement?

                  You are being asked to vote to approve:

                  1. A proposal to convert Mentor Short-Duration Income Portfolio from a series of a Massachusetts business trust to a series of a Delaware business trust.

                  2.       A   proposal   to   adopt   standardized   investment
                           restrictions.

                  3. A proposal to merge Mentor Short-Duration Income Portfolio into Evergreen Short-Intermediate Bond Fund.

         Q.       Why is Mentor proposing this fund merger?

                  Mentor Short-Duration Income Portfolio and Evergreen Short-Intermediate Bond Fund are funds that have similar investment objectives and strategies; however, Evergreen Short-Intermediate Bond Fund has a larger asset base and offers the potential for greater yield and overall investment returns.

         Q. How will the broad-based proposals affect me as a fund shareholder?

                  The conversion of the fund into a series of a Delaware business trust will provide consistency across the fund family and flexibility compared to the previous form of organization. In addition, Delaware law offers certain advantages for business trusts and some important protections for shareholders. See Part I of the Prospectus/Proxy Statement for more information.

                  Adopting standardized investment restrictions across all funds will help provide operational efficiencies and make it easier to monitor compliance with these restrictions. Standardized investment restrictions will also make it easier for the funds and their investment advisers to respond quickly to market, regulatory or industry developments. These changes will not substantially affect the way the fund is currently managed.

         Q.       Why is Mentor proposing these changes?

                  The portfolios, or funds, of Mentor Funds are advised by affiliates of First Union National Bank ("FUNB"). Other investment advisory affiliates of FUNB serve as investment advisers to the Evergreen family of funds. The Evergreen Funds were converted into series of Delaware business trusts beginning in December 1997 and their investment restrictions were standardized and modernized at the same time. These proposals represent some final steps we are undertaking to unify the Evergreen and Mentor fund families. Shareholders can anticipate the following benefits:

                           o A comprehensive fund family with a broad range of investment options.

                           o The elimination of any overlap or gaps in fund offerings.

                           o Uniformity of privileges associated with each fund, specifically regarding letters of intent, rights of accumulation and exchangeability, which will provide flexibility for investors to exchange their shares into a broad range of investment vehicles as their objectives change.

                           o An easily accessible product line for both shareholders and investment professionals with a line of investment choices from conservative to aggressive funds.

                           o A single location for fund information, whether you are looking up funds in the newspaper or locating Morningstar reports on the Internet.

                           o Possible economies of scale that could result in cost savings as a result of smaller Mentor funds becoming part of the larger Evergreen family of funds including possible reductions in fund general expenses such as legal and accounting fees, custody fees and Trustees' fees and expenses.

                           o The fund's conversion and merger are anticipated to be tax-free events.

         Please see pages __ and __ of the attached Proxy Statement/Prospectus for a discussion of the merger's effect on fees and expenses.

         Q.       How do the Trustees recommend I vote?

                  The Trustees of Mentor Funds recommend you vote in favor of or FOR all of the proposals on the enclosed Proxy Card.

         Q. Whom do I call for more information or to place my vote? Please call Shareholder Communications Corporation at 1-800-645-7816 for additional information. You may vote using any of the following methods:

                  1.       Use  the   enclosed   Proxy   Card  to  record   your
                           vote--either FOR, AGAINST or ABSTAIN for each issue--then return the card in the postage paid envelope provided, or

                  2. Complete and sign the enclosed Proxy Card and FAX both sides of the card to 1-800-451-8683, or

                           3. Call 1-800-690-6903 and record your vote by telephone. Please have your Proxy Card at hand when you call and enter the 12 digit Control Number found on the card, then follow the simple instructions, or

                           4. Vote on the Internet by going to the website www.proxyvote.com or go to the Proxy Voting link on the Evergreen Funds website at www.evergreen-funds.com. Enter the 12 digit Control Number found on your Proxy Card, then follow the simple instructions.

                                                    MENTOR LOGO



                                                            August 27, 1999

Dear Shareholder,


I am writing to shareholders of Mentor Short-Duration Income Portfolio (the "Fund") to inform you of a Special Shareholders' Meeting to be held on October 15, 1999. Before that meeting, I would like your vote on the important issues affecting your Fund as described in the attached Prospectus/Proxy Statement.

The meeting being held is to vote on three proposals designed to integrate your Fund into the Evergreen family of funds. Your Fund will merge with Evergreen Short-Intermediate Bond Fund after your Fund is converted into a newly organized series of Evergreen Fixed Income Trust. The proposals contemplate that the conversion to a series of Evergreen Fixed Income Trust will occur in October 1999 and that the merger of the two Funds will occur in March 2000. This two-step consolidation is caused by certain timing issues.

The Prospectus/Proxy Statement includes three proposals. The first proposal requests that shareholders consider and vote upon the conversion of the Fund to a series of Evergreen Fixed Income Trust, a Delaware business trust. If approved, the Fund will change its name to Evergreen Short-Duration Income Fund and Class A, Class B and Class Y shares of the Fund will be converted to Class A, Class C and Class Y shares, respectively, of Evergreen Short-Duration Income Fund. After the conversion, the Fund will continue to conduct its business until the effective date of the reorganization described below.


The second proposal requests that shareholders consider the adoption of standardized investment restrictions for the Fund. This proposal is intended to provide consistency and increased flexibility throughout the Evergreen fund family.

The third proposal requests that shareholders consider and act upon an Agreement and Plan of Reorganization whereby all of the assets of the Fund would be acquired by Evergreen Short- Intermediate Bond Fund in exchange for either Class A, Class C or Class Y shares of Evergreen Short-Intermediate Bond Fund and the assumption by Evergreen Short-Intermediate Bond Fund of the identified liabilities of the Fund. You will receive shares of Evergreen Short-Intermediate Bond Fund having an aggregate net asset value equal to the aggregate net asset value of your Fund shares. Details about Evergreen Short-Intermediate Bond Fund's investment objective, portfolio management team and performance are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is a non-taxable event for shareholders.


The Board of Trustees of Mentor Funds has approved the proposals and recommends that you vote FOR these proposals.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, either complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote by calling toll free 1-800-690-6903, 24 hours a day, or vote through the Internet. You may also FAX your completed and signed proxy card (both front and back sides) to Management Information Services, an ADP Company, our proxy tabulator at 1-800-451-8683. Instructions on how to complete the proxy card, vote by telephone or vote through the Internet are included immediately after the Notice of Special Meeting.

If you have any questions about the proxy, please call our proxy solicitor, Shareholder Communications Corporation at 1-800-645- 7816. If we do not receive your completed proxy card or your telephone or Internet vote within several weeks, you may be contacted by Shareholder Communications Corporation, who will remind you to vote your shares.

Thank you for taking this matter seriously and participating in this important process.

                                                     Sincerely,


                                                     /s/Paul F. Costello

                                                     ----------------
                                                     Paul F. Costello
                                                     President
                                                     Mentor Funds

                                      MENTOR SHORT-DURATION INCOME PORTFOLIO
                                               901 East Byrd Street
                                             Richmond, Virginia  23219

                                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                          TO BE HELD ON OCTOBER 15, 1999


         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Mentor Short- Duration Income Portfolio (the "Fund"), a series of Mentor Funds, will be held at the offices of the Mentor Funds, 901 East Byrd Street, Richmond, Virginia 23219 on October 15, 1999 at 2:00 p.m.

for the following purposes:

         1. To consider and act upon an Agreement and Plan of Conversion and Termination (the "Conversion Plan") providing for the reorganization of the Fund as a series (the "Successor Fund") of Evergreen Fixed Income Trust, a Delaware business trust, and in connection therewith, the acquisition of all of the assets of the Fund in exchange for shares of the Successor Fund, and the assumption by the Successor Fund of all of the liabilities of the Fund. The Conversion Plan also provides for the distribution of such shares of the Successor Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund.

         2. To consider and act upon the adoption of standardized fundamental investment restrictions by amending or reclassifying the current fundamental investment restrictions of the Fund.

         3. To consider and act upon an Agreement and Plan of Reorganization (the "Reorganization Plan") providing for the acquisition of all of the assets of the Successor Fund by Evergreen Short-Intermediate Bond Fund, a series of Evergreen Fixed Income Trust ("Evergreen Short-Intermediate"), in exchange for shares of Evergreen Short-Intermediate and the assumption by Evergreen Short-Intermediate of the identified liabilities of the Successor Fund. The Reorganization Plan also provides for distribution of these shares of Evergreen Short-Intermediate to shareholders of the Successor Fund in liquidation and subsequent termination of the Successor Fund. A vote in favor of the Reorganization Plan is a vote in favor of the liquidation and dissolution of the Successor Fund.

         4. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of the Fund, the Trustees of Mentor Funds have fixed the close of business on August 17, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR FOLLOW THE INSTRUCTIONS IMMEDIATELY AFTER THIS NOTICE RELATING TO TELEPHONE OR INTERNET VOTING SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

         By Order of the Board of
Trustees



                                                              Michael H. Koonce
                                    Secretary
August 27, 1999

                                      INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                  VALID SIGNATURE

CORPORATE
ACCOUNTS
(1)  ABC Corp.                                ABC Corp.
(2)  ABC Corp.                                John Doe, Treasurer
(3)  ABC Corp.                                John Doe, Treasurer
         c/o John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan            John Doe, Trustee

TRUST ACCOUNTS
(1)  ABC Trust                                Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                     Jane B. Doe
         u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.                     John B. Smith
         f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith                            John B. Smith, Jr., Executor

                                         INSTRUCTIONS FOR TELEPHONE VOTING

         To vote by telephone follow the three easy steps below:

         1.       Call 1-800-690-6903.

         2. Please have your Proxy Card at hand when you call.

         3. Enter the twelve-digit "Control No." found on the card, then follow the simple recorded instructions.




                                         INSTRUCTIONS FOR INTERNET VOTING


         To vote by Internet follow the three easy steps below:


         1. Go to website www.proxyvote.com or go to the Proxy Voting Link on the Evergreen Funds website at www.evergreen-funds.com.

         2. Please have your Proxy Card at hand.


         3. Enter the twelve-digit "Control No." found on the card, then follow the simple instructions.

                PROSPECTUS/PROXY STATEMENT DATED AUGUST 27, 1999

                                  CONVERSION OF

                     MENTOR SHORT-DURATION INCOME PORTFOLIO
                                   a series of
                                  Mentor Funds
                              901 East Byrd Street
                            Richmond, Virginia 23219

                                Into a Series of

                          Evergreen Fixed Income Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                                       AND

                            ACQUISITION OF ASSETS OF

                     MENTOR SHORT-DURATION INCOME PORTFOLIO

                        By and in Exchange for Shares of

                     EVERGREEN SHORT-INTERMEDIATE BOND FUND
                                   a series of
                          Evergreen Fixed Income Trust


                                  Introduction



         This Prospectus/Proxy Statement is being furnished to the shareholders of Mentor Short-Duration Income Portfolio ("Mentor Short-Duration") in connection with a Special Meeting of Shareholders to be held on October 15, 1999 at 2:00 p.m. at the offices of Mentor Funds, 901 East Byrd Street, Richmond, Virginia 23219, and any adjournments thereof (the "Meeting"). The Prospectus/Proxy Statement, which consists of four parts, proposes that Mentor Short-Duration, a series of Mentor Funds, a Massachusetts business trust, become a part of the Evergreen mutual fund family. Shareholders of the other Mentor funds are also being asked to approve mergers or conversions of their funds into the Evergreen family of funds which are managed by subsidiaries of First Union Corporation. The mergers and conversions are designed to integrate and enhance the investment management and operations of all the mutual funds in the Evergreen and Mentor families of funds.

         The ultimate objective is for Mentor Short-Duration to be merged into Evergreen Short-Intermediate Bond Fund ("Evergreen Short-Intermediate") whose investment objectives and policies are similar to those of Mentor Short-Duration. Because of certain timing issues which are described in Part III of this Prospectus/Proxy Statement, it is proposed that Mentor Short- Duration first convert to a series of Evergreen Fixed Income Trust, a Delaware business trust (the "Conversion"). Evergreen Short-Intermediate and Mentor Short-Duration are hereinafter sometimes referred to as the "Fund" and collectively as the "Funds."


         Part I describes the Conversion. Part II relates to the adoption by Mentor Short-Duration of fundamental investment restrictions common to all Evergreen Funds. If approved by shareholders, the Conversion and the adoption of common fundamental investment restrictions will be effective on or about October 15, 1999 and Mentor Short-Duration's name will change to Evergreen Short-Duration Income Fund ("Evergreen Short- Duration").

         At the Meeting, shareholders of Mentor Short-Duration are also being asked to approve the merger of their Fund with Evergreen Short-Intermediate. This merger is scheduled to take place in March 2000. This transaction is described in Part III.


         In Part IV, voting information concerning the Meeting is presented.

                                                 TABLE OF CONTENTS


                                                                                                          Page

PART I   .........................................................................................................5
         Introduction                                                                                .............5
         Selection of Delaware Business Trust Form
            of Organization                                                                          .............5
         Description of the Conversion                                                               .............6
         Evergreen Trust                                                                             .............8
         Certain Comparative Information About

            Mentor Funds and Evergreen Trust                                                         .............9
         Current and Successor Advisory Agreements                                                   ............14
         Administration Agreements                                                                   ............15
         Current and Successor Distribution Arrangements                                             ............15
                  Name                                                                               ............15
         Certain Votes to be Taken Prior to the Conversion                                           ............16
         Investment Objectives and Restrictions                                                      ............16
         Federal Income Tax Consequences                                                             ............16
         Appraisal Rights                                                                            ............17
         Recommendation of Trustees                                                                  ............17


PART II  ........................................................................................................18
         Adoption of Standardized Investment
            Restrictions (Proposals 2A-2H)                                                           ............18
         Reclassification of Fundamental Restrictions
            as Nonfundamental (Proposal 2I)                                                          ............19
         Recommendation of Trustees                                                                  ............19


PART III ..................................................................................................... 27

COMPARISON OF FEES AND EXPENSES............................................................................... 30

SUMMARY  .....................................................................................................   36
         Proposed Plan of Reorganization                                                             .........   37
         Tax Consequences                                                                            .........   38
         Investment Objectives and Policies of the Funds                                             .........   39
         Comparative Performance Information for Each Fund                                           .........   39
         Management of the Funds                                                                     .........   41
         Investment Advisers                                                                         .........   41
         Administrator                                                                               .........   42
         Portfolio Management                                                                        .........   42
         Distribution of Shares                                                                      .........   42
         Purchase and Redemption Procedures                                                          .........   45
         Exchange Privileges                                                                         .........   46
         Dividend Policy                                                                             .........   46
         Risks                                                                                       .........   47


                                                        -5-





REASONS FOR THE REORGANIZATION................................................................................ 50
         Agreement and Plan of Reorganization                                                        ......... 52
         Federal Income Tax Consequences                                                             ......... 54
         Pro-forma Capitalization                                                                    ......... 56
         Shareholder Information                                                                     ......... 57

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.............................................................. 58

ADDITIONAL INFORMATION........................................................................................ 60

FINANCIAL STATEMENTS AND EXPERTS.............................................................................. 61

LEGAL MATTERS................................................................................................. 61

PART IV  ..................................................................................................... 61

VOTING INFORMATION CONCERNING THE MEETING..................................................................... 61

OTHER BUSINESS................................................................................................ 64


EXHIBIT A.......................................................................................................A-1

EXHIBIT B.......................................................................................................B-1

EXHIBIT C.......................................................................................................C-1

EXHIBIT D.......................................................................................................D-1

EXHIBIT E.......................................................................................................E-1


                                                      PART I


             PROPOSAL 1 - THE CONVERSION OF MENTOR SHORT-DURATION TO
               A CORRESPONDING SERIES OF A DELAWARE BUSINESS TRUST


Introduction

         At the Meeting, the shareholders of Mentor Short-Duration will be asked to approve an Agreement and Plan of Conversion and Termination (the "Conversion Plan") which provides for the Conversion of the Fund into a corresponding series (the "Successor Fund") of Evergreen Fixed Income Trust, a Delaware business trust ("Evergreen Trust"). The Conversion is part of an overall restructuring of the Mentor family of funds, each of which is advised by an affiliate of First Union National Bank ("FUNB"). FUNB and its other investment adviser affiliates serve as investment advisers to the Evergreen Funds. The Evergreen Funds were reorganized into series of Delaware business trusts beginning in December 1997.

         The restructuring into a series of the Evergreen Trust involves, among other components, the Conversion, the adoption of standardized fundamental investment restrictions, and the reclassification of certain investment restrictions from fundamental to nonfundamental. The adoption of standardized investment restrictions and the reclassification of certain investment restrictions from fundamental to nonfundamental are discussed in Part II of this Prospectus/Proxy Statement.

Selection of Delaware Business Trust Form of Organization


         On July 13, 1999, the Board of Trustees of Mentor Funds unanimously approved reorganizing the Fund as a separate series of Evergreen Trust. Mentor Funds is currently organized as a Massachusetts business trust. Mentor Short-Duration is proposed to be structured as a series of a Delaware business trust . The principal reason for reorganizing Mentor Short-Duration in Delaware is the availability of certain advantages of Delaware law with respect to business trusts. The Delaware Business Trust Act (the "Delaware Act") has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust.

         Under the Delaware Act, a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts. As a result, Delaware law is generally considered to afford more protection against potential shareholder liability than is afforded to shareholders of Massachusetts business trusts. See "Certain Comparative Information About Mentor Funds and Evergreen Trust - Shareholder Liability." Similarly, Delaware law provides that, should a Delaware trust issue multiple series of shares, each series will not be liable for the debts of another series, another potential though remote risk in the case of other business trusts, including those, such as Mentor Funds, that are organized under Massachusetts law.

         Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Accordingly, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

         There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Successor Fund will have the flexibility to respond to future business contingencies. For example, the Trustees of Evergreen Trust will have the power to incorporate Evergreen Trust, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change Evergreen Trust's domicile without a shareholder vote. This flexibility could help to assure that Evergreen Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

Description of the Conversion


         The detailed terms and conditions of the Conversion are contained in the Conversion Plan. The information in this Prospectus/Proxy Statement with respect to the Conversion Plan is qualified in its entirety by reference to, and made subject to, the complete text of the Conversion Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.

         If shareholders of Mentor-Short Duration do not approve the Conversion, that Fund will continue as currently organized.


         If the shareholders of Mentor Short-Duration approve the Conversion and the conditions of the Conversion are satisfied, all of the assets and liabilities of the Fund will be transferred to the Successor Fund and each shareholder of the Fund will receive shares of the Successor Fund (the "New Shares"). The New Shares of the Successor Fund will be issued to Mentor Short-Duration in consideration of the transfer to the Successor Fund by the Fund of all assets and liabilities of Mentor Short- Duration. Immediately thereafter, Mentor Short-Duration will liquidate and distribute the New Shares to its shareholders. Holders of Class A, Class B and Class Y shares of Mentor Short-Duration will receive Class A, Class C and Class Y New Shares, respectively, of the Successor Fund. The fees and expenses attributable to Class A, Class C and Class Y New Shares differ from those attributable to Class A, Class B and Class Y shares of Mentor Short-Duration. For example, distribution fees paid by Class C New Shares are substantially higher than those paid by Class B shares of Mentor Short-Duration . For detailed information regarding the fees and expenses attributable to investment in the various classes of shares, see Part III "Comparison of Fees and Expenses." As a result of the Conversion, each shareholder will receive, in exchange for his or her Mentor Short-Duration shares, New Shares with a total net asset value equal to the total net asset value of the shareholder's Fund shares immediately prior to the consummation of the Conversion. The contingent deferred sales charge ("CDSC") schedule applicable to the Class C shares of the Successor Fund received in the Conversion will be the CDSC schedule of Class B shares of Mentor Short-Duration in effect at the time Class B shares of Mentor Short-Duration were originally purchased. For information on classes of shares of the Successor Fund, see Part III - "Summary - Distribution of Shares."


         It will not be necessary  for holders of share  certificates  of Mentor
Short-Duration to exchange their certificates for new certificates following consummation of the Conversion. Certificates for shares of the Fund issued prior to the Conversion will represent outstanding shares of the Successor Fund after the Conversion. Shareholders of the Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as shares of the Successor Fund.

         If approved by shareholders of Mentor Short-Duration, it is currently contemplated that the Conversion will become effective on or about the close of business on October 15, 1999. However, the Conversion may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Conversion not be satisfied at that time.
Notwithstanding prior shareholder approval, the Conversion Plan may be terminated at any time prior to its implementation by the mutual agreement of the parties thereto.

Evergreen Trust

         Evergreen Trust was established pursuant to an Agreement and Declaration of Trust ("Declaration of Trust") under the laws of the State of Delaware. Evergreen Trust is organized as a "series company" as that term is used in Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). Evergreen Trust consists of the Successor Fund and other mutual funds of the same asset class.


         The Board of Trustees of Evergreen Trust is currently comprised of individuals who do not serve as Trustees of Mentor Funds. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the Successor Fund subsequent to the Conversion. It is anticipated that subsequent to the Conversion, two current Trustees of Mentor Funds, Arnold H. Dreyfuss and Louis W. Moelchert, Jr., will be nominated and elected as Trustees of Evergreen Trust. Information with respect to the current Trustees of Evergreen Trust, including compensation received, is set forth in Exhibit B.


         Evergreen Trust is authorized to issue shares divisible into an indefinite number of different series. The interests of investors in the various series of Evergreen Trust will be separate and distinct. All consideration received for the sales of shares of a particular series of Evergreen Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments, will be allocated to that series. The Declaration of Trust of Evergreen Trust provides that the Board of Trustees may:
(i) establish one or more additional series thereof; (ii) issue the shares of any series in any number of classes; (iii) issue shares of a series to different groups of investors; and (iv) convert a series into a pooled fund structure, without any further action by the shareholders of Evergreen Trust.

         The Declaration of Trust of Evergreen Trust provides for shareholder voting only for the following matters: (a) the election or removal of Trustees as provided in the Declaration of Trust; and (b) with respect to such additional matters relating to Evergreen Trust as may be required by (i) applicable law,
(ii) any by-laws adopted by the Trustees, or (iii) as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more of the affected series (or affected classes of a series) of Evergreen Trust, while others will require a vote of Evergreen Trust's shareholders as a whole.


         All shares of all series vote together as a single class for the election or removal of Trustees of Evergreen Trust with each share having one vote for each dollar of net asset value applicable to such share, regardless of series. See "Certain Comparative Information About Mentor Funds and

Evergreen Trust -Voting Rights" below.

         As required by the 1940 Act, shareholders of each series of Evergreen Trust, voting separately, will have the power to vote at special meetings for, among other things, changes in fundamental investment restrictions applicable to such series, approval of any new or amended investment advisory agreement, approval of any new or amended Rule 12b-1 plan and certain other matters that affect the shareholders of that series. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees of Evergreen Trust.

Certain Comparative Information About Mentor Funds and Evergreen
Trust


         As a Delaware business trust, Evergreen Trust's operations will be governed by its Declaration of Trust and By-laws, and applicable Delaware law, rather than by the Massachusetts Declaration of Trust of Mentor Funds. As discussed below, certain of the differences between Mentor Funds and Evergreen Trust derive from provisions of Evergreen Trust's Declaration of Trust and By-laws. Shareholders entitled to vote at the Meeting may obtain a copy of Evergreen Trust's Declaration of Trust and By-laws, without charge, by calling Shareholder Communications Corporation at 1- 800-645-7816.

         Capitalization. The beneficial interests in Evergreen Trust are issued as transferable shares of beneficial interest, $.001 par value per share. The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series or classes thereof, all without shareholder approval. Each share of a series of Evergreen Trust represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees. Mentor Funds is authorized to divide its shares into an unlimited number of series, and the Trustees are empowered to establish separate classes of shares. Mentor Funds has the authority to issue an unlimited number of transferable shares of beneficial interest, without par value, of each series and class.

         Amendments to Governing Instrument. Generally, the provisions of the Declaration of Trust of Evergreen Trust may be amended without shareholder approval so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees of Evergreen Trust (or by an officer of Evergreen Trust pursuant to the vote of a majority of such Trustees). Under the Declaration of Trust of Evergreen Trust, except as provided by applicable law, a quorum is 25% of the shares entitled to vote. The quorum requirement of Mentor Funds is more than 50% of the total number of outstanding shares of all series and classes entitled to vote. The affirmative vote of a majority of the shares of all series and classes then outstanding and entitled to vote is generally required to amend the Declaration of Trust of Mentor Funds (unless any larger vote may be required by applicable law), except that the Declaration of Trust may be amended by the Trustees of Mentor Funds without the vote of shareholders in certain limited circumstances.

         Voting Rights. Mentor Funds' Declaration of Trust and Evergreen Trust's Declaration of Trust provide that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the outstanding shares. The Declaration of Trust of Mentor Funds further provides that special meetings of shareholders shall be called by the Trustees upon the written request of shareholders representing 10% of the outstanding shares of all series and classes entitled to vote. If the Secretary fails to call the meeting or give notice for more than two days following the shareholders' written request, then the shareholders representing 10% of the outstanding shares may call such meeting by giving notice thereof. The By-laws of Evergreen Trust provide that, to the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of shareholders holding at least 10% of the outstanding shares of Evergreen Trust entitled to vote. Like Mentor Funds, Evergreen Trust will not be required to hold annual meetings of its shareholders and, at this time, does not intend to do so. Under Mentor Funds' Declaration of Trust, the record date may not be more than 60 days preceding the scheduled meeting date. Under the By-laws of Evergreen Trust, the record date may not be more than 90 days nor less than 10 days preceding the scheduled meeting date.

         The Declaration of Trust of Evergreen Trust provides for shareholder voting in certain circumstances. See "Evergreen Trust" above. Shareholders of Mentor Funds have the power to vote with respect to the election of Trustees, the removal of Trustees, the approval or termination of any investment advisory or management agreement, certain amendments to the Declaration of Trust, to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of Mentor Funds, and as required by law or as the Trustees may consider desirable.

         The Declaration of Trust of Evergreen Trust provides that a majority of the shares voted at a meeting at which a quorum is present shall decide any questions and that a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Declaration of Trust or the By-laws of Evergreen Trust. Similar requirements apply to Mentor Funds. Shareholders of Evergreen Trust are not required to approve the termination of Evergreen Trust.


     Under the Declaration of Trust of Evergreen Trust, each share of the Successor Fund is entitled to one vote for each dollar of net asset value applicable to such share. Under the current Declaration of Trust of Mentor Funds, each whole share of beneficial interest is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Under

Mentor Funds' Declaration of Trust or applicable law, except with respect to matters as to which a particular series or class is affected, all shares of each series or class will vote as a single class. Generally, the Declaration of Trust further provides that, where required by law or applicable regulation, certain matters will be voted on separately by each fund. In all other matters, all funds vote together as a group. Over time, the net asset values of funds in the Mentor Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a fund with a lower net asset value will purchase more shares, and under Mentor Funds' current voting provisions, have more votes, than the same investment in a fund with a higher net asset value. Under the Declaration of Trust of Evergreen Trust, voting power is related to the dollar value of the shareholders' investments rather than to the number of shares held. As a consequence of changing from share voting to dollar voting, shareholders with a larger investment will have an increased influence in management of the Fund.

         Shareholder Liability. Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory authority limiting business trust shareholder liability exists under Massachusetts law . As a result, to the extent that Evergreen Trust or a shareholder is subject to the jurisdiction of courts in other states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Declaration of Trust: (a) provides that any written obligation of Evergreen Trust may contain a statement that such obligation may only be enforced against the assets of Evergreen Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Evergreen Trust. Accordingly, the risk of a shareholder of Evergreen Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) Evergreen Trust itself would be unable to meet its obligations. In view of Delaware law, the nature of Evergreen Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Trust is remote.

         Shareholders of Mentor Funds as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of Mentor Funds. However, the
Declaration of Trust of Mentor Funds contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by Mentor Funds or the Trustees of
Mentor Funds. The Declaration of Trust also provides for shareholder indemnification out of the assets of Mentor Short-Duration.


         Liability and Indemnification of Trustees. Under the Declaration of Trust of Evergreen Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of the duties of a Trustee. Trustees and officers of Evergreen Trust are entitled to be indemnified for the expenses of litigation against them except with respect to any matter as to which it has been determined that such person (i) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of Evergreen Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Evergreen Trust may also advance money to any Trustee or officer involved in a proceeding discussed above provided that the Trustee or officer undertakes to repay
Evergreen Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It is currently the view of the staff of the Securities and Exchange Commission ("SEC") that to the extent that any provisions such as those described above are inconsistent with the 1940 Act, the provisions of the 1940 Act may preempt the foregoing provisions.

         The Declaration of Trust of Mentor Funds generally provides that its Trustees shall not be liable to Mentor Funds or its shareholders, except for the Trustees' acts of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of their office. The Declaration of Trust generally also provides that Trustees and officers of Mentor Funds will be indemnified against liability and expenses of litigation against them unless their conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


         Right of Inspection. The By-laws of Evergreen Trust provide that no shareholder of Evergreen Trust shall have any right to inspect any account or book or document of Evergreen Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders. The By-Laws of Mentor Funds provide that the Trustees may from time to time determine what rights, if any, shareholders have to inspect Mentor Funds' books and records.


         The foregoing is only a summary of certain of the differences between the governing instruments and laws generally applicable to Mentor Funds and Evergreen Trust. It is not a complete list of differences. Shareholders should refer directly to the provisions of the governing instruments and applicable law for more complete information.

Current and Successor Advisory Agreements


         As a result of the Conversion, the Successor Fund will be subject to a new investment advisory agreement (the "Successor Advisory Agreement") between Evergreen Trust on behalf of the Successor Fund and Mentor Investment Advisors, LLC ("Mentor"), the current investment adviser of Mentor Short-Duration. The current investment advisory agreement of Mentor Short-Duration (the "Current Advisory Agreement") is similar in many respects to the Successor Advisory Agreement. Most importantly, the rate at which fees are required to be paid by Mentor Short-Duration for investment advisory services, as a percentage of average daily net assets, will remain the same for the Successor Fund.


         The following summarizes certain aspects of the Current Advisory Agreement and the Successor Advisory Agreement for each Fund.

         Brokerage Transactions. The Successor Advisory Agreement sets forth specific terms as to brokerage transactions and the investment adviser's use of broker-dealers. For example, the investment adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being most favorable to the Successor Fund. In assessing the best overall terms available for any transaction, the investment adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Successor Advisory Agreement also incorporates the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which permits an investment adviser to have its client, including an investment company, pay more than the lowest available commission for executing a securities trade in return for research services and products. The Current Advisory Agreement of Mentor Short- Duration permits the investment adviser to execute portfolio transactions and select brokers pursuant to the provisions of Section 28(e) of the 1934 Act.

         Liability. Both the Successor Advisory Agreement and the Current Advisory Agreement provide that the investment adviser shall have no liability in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.


         Amendments. The Current Advisory Agreement of Mentor Short- Duration provides that all changes must be approved by a majority of the shares of the Fund. The Successor Advisory Agreement provides that only amendments of substance require shareholder approval.


Administration Agreements



         Evergreen Investment Services, Inc. ("EIS"), located at 200 Berkeley Street, Boston, Massachusetts 02116, currently serves as administrator to Mentor Short-Duration for the same fees (determined by formula to currently equal 0.10% of the Fund's average daily net assets) charged by the Fund's former administrator. EIS is currently waiving its administration fee. After the Conversion, EIS will serve as administrator to the Successor Fund. It is anticipated that no material change will occur in Mentor Short-Duration's administrative fees or arrangements as a result of the Conversion.

Current and Successor Distribution Arrangements

         Mentor Distributors, LLC, located at 3435 Stelzer Road, Columbus, Ohio 43219, is the principal distributor for Mentor Funds. Mentor Distributors, LLC is a wholly-owned subsidiary of BISYS Fund Services, Inc. ("BISYS") of the same address.


         After the Conversion, Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS located at 125 West 55th Street, New York, New York 10019, will serve as principal underwriter for the Successor Fund. Except as described in Part III
- "Summary -Distribution of Shares" regarding the increased distribution-related and shareholder servicing- related fees payable by the Class C shares of the Successor Fund as opposed to the fees paid by the Class B shares of Mentor Short-Duration, it is anticipated that no material change will occur in Mentor Funds' distribution agreement or Mentor Short- Duration's aggregate amount payable under the Fund's distribution-related and shareholder servicing-related expenses as a result of the Conversion.

 Name

         At the time of its Conversion into the Successor Fund, Mentor Short-Duration will change its name to Evergreen Short- Duration Income Fund.


Certain Votes to be Taken Prior to the Conversion


         Prior to the Conversion, EDI will own a single outstanding share of the Successor Fund. The purpose of the issuance by the Successor Fund of this nominal share prior to the effective time of the Conversion is to enable Evergreen Trust to eliminate the need to incur the additional expense by Evergreen Trust of having to hold a separate meeting of shareholders of the Successor Fund in order to comply with certain shareholder approval requirements of the 1940 Act. EDI will vote on various organizational matters including the approval of the investment advisory contract, the selection of auditors and the election of Trustees.


Investment Objectives and Restrictions

         The Successor Fund will have the same investment objectives as Mentor Short-Duration. The investment restrictions of Mentor

Short-Duration are proposed to be changed as described in Part II below.

         Except as described in Part II below, the investment adviser does not presently intend to change in any material way for the Successor Fund the investment strategy or operations currently employed for Mentor Short-Duration.

Federal Income Tax Consequences


         It is anticipated that the transactions contemplated by the Conversion will be tax-free. Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington,, D.C. 20036, counsel to the Successor Fund, has informed the Board of Trustees of Mentor Funds and the Board of Trustees of Evergreen Trust that if all of the assets and liabilities of Mentor Short- Duration are transferred to the Successor Fund, it will issue an opinion that the Conversion will not give rise to the recognition of income, gain or loss to Mentor Short-Duration, the Successor Fund, or shareholders of Mentor Short-Duration for federal income tax purposes pursuant to sections 361, 1032(a) and 354(a)(1), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). Such opinion will be based upon customary representations of Mentor Funds and Evergreen Trust and certain customary assumptions. The receipt of such an opinion is a condition to the consummation of the Conversion.


         A shareholder's adjusted basis for tax purposes in shares of the Successor Fund after the Conversion will be the same as the shareholder's adjusted basis for tax purposes in the shares of Mentor Short-Duration immediately before the Conversion. The holding period for the shares of the Successor Fund received in the Conversion will include a shareholder's holding period for shares of Mentor Short-Duration (provided that the shares of Mentor Short-Duration were held as capital assets on the date of the Conversion). Shareholders should consult their own tax advisers with respect to the state and local tax consequences of the proposed transaction.

Appraisal Rights

         Neither Mentor Funds' Declaration of Trust nor Massachusetts law grants shareholders of Mentor Funds any rights in the nature of appraisal or dissenters' rights with respect to any action upon which such shareholders may be entitled to vote. However, the right of mutual fund shareholders to redeem their shares is not affected by the proposed Conversion.

Recommendation of Trustees


         In evaluating the Conversion Plan, the Board of Trustees reviewed the potential benefits associated with the proposed Conversion . In this regard, the Trustees of Mentor Funds considered: (i) the potential disadvantages which apply to operating Mentor Short-Duration under its current form of organization; (ii) the advantages which apply to operating the Successor Fund as a series of a Delaware business trust; (iii) the advantages of operating under Evergreen Trust's Declaration of Trust under Delaware law; (iv) the possible economies of scale (including a reduction in Fund general expenses such as legal and accounting fees, custody fees and Trustees' fees and expenses) that could result in cost savings as a result of the smaller Mentor fund family becoming part of the larger Evergreen family of funds; (v) the fact that there will essentially be no change in the management of the Fund's portfolio securities; and (vi) the expected federal income tax consequences to Mentor Short-Duration, the Successor Fund and shareholders of Mentor Short-Duration resulting from the proposed Conversion, and the likelihood that no recognition of income, gain or loss for federal income tax purposes will occur as a result thereof.


         At the meeting of the Board called for the purpose on July 13, 1999, the Board of Trustees of Mentor Funds voted to approve the proposed Plan of Conversion for Mentor Short-Duration and determined that participation in the Conversion is in the best interests of the Fund and that the interests of existing shareholders will not be diluted as a result of the Conversion.

         THE TRUSTEES OF MENTOR FUNDS RECOMMEND THAT THE SHAREHOLDERS OF MENTOR SHORT-DURATION APPROVE PROPOSAL 1.

                                     PART II

                       PROPOSAL 2 - CHANGES TO FUNDAMENTAL
                             INVESTMENT RESTRICTIONS


Adoption of Standardized Investment Restrictions (Proposals 2A-
2H)


         The primary purpose of Proposals 2A through 2H below is to revise and standardize the Fund's fundamental investment restrictions (the "Restrictions"). The Trustees have reviewed the investment advisers' analysis of the fundamental and nonfundamental investment restrictions of the various funds offered by the Mentor and Evergreen families of mutual funds and, where practicable and appropriate to a fund's investment objective and policies as in the case of Mentor Short-Duration, the Trustees are submitting the adoption of standardized Restrictions to shareholders.

         It is not anticipated that any of the changes will substantially affect the way Mentor Short-Duration is currently managed. These proposals are being presented to shareholders for approval because it is believed that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with the Restrictions by making it easier to monitor the Fund's investments. Because the proposed standardized fundamental
Restrictions in general are phrased relatively more broadly than the Fund's current fundamental Restrictions, the Fund and the investment adviser are expected to be able to respond more expeditiously to market, industry or regulatory developments. Set forth below, as sub-sections of this Proposal, are general descriptions of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with this Prospectus/Proxy Statement.


         A listing of the current fundamental Restrictions of the Fund is set forth in Exhibit C. Those fundamental Restrictions that you are being requested to vote to standardize are shown in Exhibit C by an "S", which stands for "To be Standardized." If a particular change is not approved by shareholders, the current fundamental Restriction will remain in place.

         If approved by shareholders, the revised fundamental Restrictions described in Proposals 2A through 2H will remain fundamental and, as such, cannot be changed without a further shareholder vote. If a proposed standardized fundamental Restriction is not approved by shareholders, the current Restriction will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in the Restriction.

Reclassification of Fundamental Restrictions as Nonfundamental
(Proposal 2I)

         The reclassification from fundamental to nonfundamental of certain of the Fund's other current fundamental Restrictions will enhance the ability of the Fund to achieve its investment objective because the Fund and its investment adviser will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.


Recommendation of Trustees

         The  Trustees of Mentor  Funds have  reviewed  the  potential  benefits associated with the proposed standardization of the Fund's fundamental Restrictions (Proposals 2A through 2H below) as well as the potential benefits associated with the reclassification of certain of the Fund's other fundamental Restrictions to nonfundamental (Proposal 2I).

         At the meeting of the Trustees called for the purpose on July 13, 1999, the Trustees of Mentor Funds voted to approve the proposed standardization of the Fund's fundamental Restrictions (Proposals 2A through 2H below) and the reclassification from fundamental to nonfundamental of certain of the Fund's other fundamental Restrictions (Proposal 2I below).

THE TRUSTEES OF MENTOR FUNDS RECOMMEND THAT THE SHAREHOLDERS OF
MENTOR SHORT-DURATION APPROVE PROPOSAL 2.

Proposal 2A:               To Amend The Fundamental Restriction Concerning
                           Diversification of Investments

         The current fundamental Restriction of the Fund concerning diversification of investments provides generally that the Fund cannot purchase the securities of an issuer if the purchase would cause more than 5% of the Fund's total assets taken at current value to be invested in the securities of such issuer, except U.S. government securities or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Fund's portfolio. The Fund applies the 5% of assets test to 75% of its total assets and the 10% of outstanding voting securities test to 100% of its total assets. It is proposed that shareholders approve new language standardizing these Restrictions including the percentage of total assets to which the Restriction is applied.

         The Fund has elected to be a "diversified" open-end management investment company under the 1940 Act, which requires the 5% of assets and 10% of outstanding voting securities tests described above to apply to 75% of the total assets of the Fund. As mentioned above, the current policy of the Fund is for the 10% voting securities of an issuer test to be applied to 100% of the Fund's assets, rather than to 75% of its assets. The primary purpose of the proposed change with respect to the Fund is to allow the Fund to invest in accordance with the less restrictive limits contained in the 1940 Act for diversified investment companies. The proposed change would allow the Fund the flexibility to purchase larger amounts of issuers' securities when its investment adviser deems an opportunity attractive. The new policy would allow the investment policies of the Fund to conform with the definition of "diversified" as it appears in the 1940 Act.

         The amendment of the fundamental Restriction will allow the Fund to respond more quickly to changes of the 1940 Act standard, as well as to other legal, regulatory, and market developments without the delay or expense of a shareholder vote. The amendment of the fundamental Restriction would also standardize the Restrictions across the Evergreen and Mentor families of funds. Adoption of this change is not expected to materially affect the operation of the Fund.

         The Fund is not changing its current classification as a diversified fund. As proposed, the Fund's fundamental Restriction regarding diversification will be replaced with the following fundamental Restriction:

                  "The Fund may not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940."

Proposal 2B:               To Amend the Fundamental Restriction Concerning
                           Concentration of the Fund's Assets in a Particular

                           Industry

         The Fund currently has a fundamental Restriction concerning the concentration of investments in a particular industry. The staff of the SEC takes the position that a mutual fund "concentrates" its investments in a particular industry if more than 25% of the mutual fund's assets exclusive of cash and U.S. government securities are invested in the securities of issuers in such industry. The Restriction embodies the SEC staff interpretation by stating that the Fund will not concentrate its investments in a particular industry by investing more than 25% of its total assets, exclusive of cash and U.S. government obligations, in securities of issuers in any one industry.

         Shareholders of the Fund are being asked to approve an amendment of the foregoing fundamental Restriction. As proposed, the Fund's current fundamental Restriction regarding concentration of the Fund's assets in a particular industry will be replaced by the following fundamental
Restriction:

                  "The Fund may not concentrate its
                  investments in the securities of
                  issuers primarily engaged in any
                  particular industry (other than
                  securities issued or guaranteed by
                  the U.S. government or its agencies
                  or instrumentalities)."

         The primary purpose of the proposed amendment is to adopt insofar as possible a standardized Restriction regarding concentration for Mentor Short-Duration and those funds in the Evergreen and Mentor families of mutual funds that do not concentrate their investments. If in the future the SEC staff changed its interpretation on concentration in an industry, the Fund would comply and avoid the expense of a shareholder vote. Adoption of this change is not expected to materially affect the operation of the Fund.

Proposal 2C:               To Amend The Fundamental Restriction Concerning
                           the Issuance of Senior Securities

         The Fund's current fundamental Restriction regarding the issuance of senior securities states that the Fund shall not issue any senior security, except that the Fund may borrow money to the extent contemplated by the restriction on borrowing which is discussed below.

         It is proposed that shareholders approve replacing the Fund's current fundamental Restriction concerning the issuance of senior securities with the following fundamental Restriction governing the issuance of senior securities:

                  "Except as permitted under the
                  Investment Company Act of 1940, the
                  Fund may not issue senior
                  securities."

         The primary purpose of this proposed change is to standardize the Fund's fundamental Restriction regarding senior securities.

         The proposed fundamental Restriction clarifies that the Fund may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security"
involves complex statutory and regulatory concepts, a senior security is generally an obligation of the Fund which has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits open-end investment companies (i.e. mutual funds) from issuing any senior securities; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction that obligates a Fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Fund would engage in transactions that could be considered to involve "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

         Adoption of the proposed fundamental Restriction concerning senior securities is not expected to materially affect the operation of the Fund. However, adoption of a standardized fundamental Restriction will facilitate the Fund's investment adviser's investment compliance efforts and will allow the Fund to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Fund and its shareholders.

Proposal 2D:               To Amend The Fundamental Restriction Concerning
                           Borrowing

         The Fund's current fundamental Restriction concerning borrowing states that the Fund shall not borrow more than 33 1/3 % of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities. When reviewing the Fund's policies on borrowings as set forth in Exhibit C, you should also review the Fund's policy on the issuance of senior securities since the topics are interrelated.

         In general, under the 1940 Act, the Fund may not borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         It is proposed that shareholders approve replacing the Fund's current fundamental Restriction regarding borrowing with the following fundamental
Restriction:

                  "The Fund may not borrow money,
                  except to the extent permitted by
                  applicable law."


         Currently, Mentor Short-Duration may use leverage. The Successor Fund will continue to have the ability to leverage subsequent to the Conversion. The primary purpose of the proposed change to the fundamental Restriction concerning borrowing is to standardize the Restriction.

         Adoption of the proposed Restriction is not currently expected to materially affect the operations of the Fund.


Proposal 2E:               To Amend The Fundamental Restriction Concerning
                           Underwriting

         The Fund is currently subject to a fundamental Restriction concerning underwriting. The Restriction provides that the Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. It is proposed that shareholders approve replacing the current fundamental Restriction with the following fundamental Restriction concerning underwriting:

                  "The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed an underwriter in connection with the disposition of its portfolio securities."

         The primary purpose of the proposed change is to standardize the language of the Fund's fundamental Restriction regarding underwriting. While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

Proposal 2F:               To Amend The Fundamental Restriction Concerning
                           Investment in Real Estate

         The Fund currently has a fundamental Restriction concerning the purchase of real estate. The Restriction states that the Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans. The Fund may, however, purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (or real estate or limited partnership interests). Investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.

         Shareholders are being asked to approve an amended Restriction similar to that described above. As proposed, the Fund's current fundamental Restriction will be replaced by the following fundamental Restriction:

                  "The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate."

         The primary purpose of the proposed amendment is to standardize the Fund's fundamental Restriction concerning real estate.

         To the extent that the Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

         While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

Proposal 2G:               To Amend The Fundamental Investment Restriction
                           Concerning Commodities

         The Fund is currently subject to a fundamental Restriction that provides that the Fund shall not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

         It  is  proposed  that  shareholders   approve  replacing  the  current
fundamental Restriction with the following fundamental Restriction concerning commodities:

                  "The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law without registering as a commodity pool operator under the Commodity Exchange Act."


         The Fund currently has the ability to invest in financial futures. Under the proposed amendment, these types of futures may be used for hedging or for investment purposes . Although the use of these types of futures for such purposes is intended to increase the Fund's investment returns, these practices could, if they do not perform as expected by the investment adviser, reduce returns or increase volatility. While the proposed change will have no material impact on the operation of the Fund, adoption of the proposed fundamental Restriction will advance the goals of standardization.


Proposal 2H:               To Amend The Fundamental Investment Restriction
                           Concerning Lending

         The Fund's current fundamental Restriction concerning lending states that the Fund shall not lend its portfolio securities except under certain percentage and other limitations. In general, it is the Fund's current policy that such loans must be secured continuously by U.S. government securities, cash or cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, the Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Fund must have the right to call the loan and obtain the securities loaned at any time on reasonable notice, including the right to call the loan to enable the Fund to vote the securities.


         It  is  proposed  that  shareholders   approve  replacing  the  current
fundamental Restriction with the following amended fundamental Restriction concerning lending:

                  "The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investments shall not be deemed to be the making of a loan."


         The proposal is not currently expected to materially affect the operations of the Fund. Gains or losses in the market value of a loaned security will affect the Fund and its shareholders. When the Fund lends its securities, it runs the risk that it will not be able to retrieve the securities on a timely basis, possibly losing the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, the Fund's ability to dispose of the securities may be delayed.


         The adoption of the standardized fundamental Restriction will advance the goals of standardization.

Proposal 2I:               Reclassification as Nonfundamental of All Current
                           Fundamental Restrictions Other than the

                           Fundamental Restrictions Described in the Foregoing Proposals 2A through 2H


         Like all mutual funds, when the Fund was established the Trustees adopted certain investment Restrictions that would govern the efforts of the Fund's investment adviser in seeking the Fund's investment objective. Some of these Restrictions were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the Fund. Many of the Fund's investment restrictions were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply.

         The Fund's fundamental Restrictions were established to reflect certain regulatory, business or industry conditions as they existed at the time the Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the Restrictions discussed in Proposals 2A through 2H above be classified as fundamental. As a result, this Proposal 2I proposes to reclassify as nonfundamental all current fundamental Restrictions of the Fund other than the fundamental Restrictions discussed in the foregoing Proposals 2A through 2H.

         Nonfundamental Restrictions may be changed or eliminated by the Trustees at any time without approval of the Fund's shareholders. The current fundamental Restrictions proposed to be reclassified as nonfundamental are shown in Exhibit C by an "R", which stands for "To be Reclassified."


         None of the proposed changes will materially alter the way in which the Fund is currently managed. The Trustees believe that approval of the reclassification of fundamental Restrictions to nonfundamental Restrictions will enhance the ability of the Fund to achieve its investment objective because the Fund and its investment adviser will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.


                                    PART III

           PROPOSAL 3 - MERGER OF MENTOR SHORT-DURATION INTO EVERGREEN
                               SHORT-INTERMEDIATE

         This Prospectus/Proxy Statement is also being furnished to shareholders of Mentor Short-Duration in connection with a proposed Agreement and Plan of Reorganization (the "Reorganization Plan") to be submitted to shareholders of Mentor Short-Duration for consideration at the Meeting. As discussed above in
Part I regarding the Conversion Plan, prior to the Reorganization, Mentor Short-Duration will be converted to a series of a Delaware business trust (Evergreen Trust) to be known as Evergreen Short-Duration Income . Subject to shareholder approval, the Conversion will occur on or about October 15, 1999. Because of programming freezes in place as a result of upcoming year 2000 and other issues, the Reorganization cannot occur during the period between October 1, 1999 and March 1, 2000.


         In order for shareholders of Mentor Short-Duration to have an understanding about the main purpose of this Prospectus/Proxy Statement and the Reorganization, the discussion in this Part III refers to Mentor Short-Duration and not Evergreen Short-Duration.


         The Reorganization Plan provides for all of the assets of Mentor Short-Duration to be acquired by Evergreen Short- Intermediate in exchange for shares of Evergreen Short- Intermediate and the assumption by Evergreen Short-Intermediate of the identified liabilities of Mentor Short-Duration (hereinafter referred to as the "Reorganization"). Following the Reorganization, shares of Evergreen Short-Intermediate will be distributed to shareholders of Mentor Short-Duration in liquidation of Mentor Short-Duration and such Fund will be terminated. Holders of Class A, Class B and Class Y shares of Mentor Short-Duration will receive Class A, Class C and Class Y shares, respectively, of Evergreen Short-Intermediate.

         No sales charge will be imposed in connection with Class A shares of Evergreen Short-Intermediate received by holders of Class A shares of Mentor Short-Duration. In addition, no CDSC will be deducted at the time of the
Reorganization in connection with the Class C shares of Evergreen Short-Intermediate received by holders of Class B shares of Mentor
Short-Duration. Holders of Class C shares of Evergreen Short-Intermediate received in the Reorganization will be subject to the schedule of CDSCs applicable to the Class B shares of Mentor Short-Duration and not the schedule of CDSCs presently applicable to Class C shares of Evergreen Short-Intermediate. As a result of the proposed Reorganization, each shareholder of Mentor Short-Duration will receive that number of full and fractional shares of Evergreen Short-Intermediate having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Mentor Short-Duration. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.


         Evergreen Short-Intermediate is a separate series of Evergreen Trust. The primary investment objective of Evergreen Short-Intermediate is to attain a high level of current income. Capital growth is a secondary objective. The investment objectives of Mentor Short-Duration are similar -- to seek current income and secondarily, preservation of capital, to the extent consistent with the objective of current income. Evergreen Short-Intermediate invests at least 65% of its assets in investment grade bonds, the duration of which will not exceed 10 years. The Fund intends to maintain a dollar-weighted average maturity of 5 years or less. Mentor Short-Duration primarily invests in investment grade debt securities and preferred stocks. The Fund will normally invest at least 65% of its assets in debt securities with a duration of 3 years or less.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Short-Intermediate that shareholders of Mentor Short- Duration should know when voting on the Reorganization. Certain relevant documents listed below, which have been filed with the SEC, are incorporated in whole or in part by reference into this Prospectus/Proxy Statement. A Statement of Additional Information dated August 27, 1999 relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Evergreen Short-Intermediate dated June 30, 1998 and December 31, 1998 and of Mentor Short-Duration dated September 30, 1998 and March 31, 1999, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Short-Intermediate at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling toll-free 1- 800-645-7816.

         The two Prospectuses of Evergreen Short-Intermediate dated November 1, 1998, its Annual Report for the fiscal year ended June 30, 1998 and its Semi-Annual Report for the six month period ended December 31, 1998 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen Short- Intermediate only, and not to any other fund described therein. The Prospectuses, which pertain (i) to Class A, Class B and Class C shares and (ii) to Class Y shares, differ only insofar as they describe the separate distribution and shareholder servicing arrangements applicable to the classes. Shareholders of Mentor Short-Duration will receive, with this Prospectus/Proxy Statement, copies of the Prospectus pertaining to the class of shares of Evergreen Short-Intermediate that they will receive as a result of the consummation of the Reorganization. Additional information about Evergreen Short-Intermediate is contained in its Statement of Additional Information dated November 1, 1998, which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Short-Intermediate at the address or telephone number listed in the paragraph above.


         The two Prospectuses of Mentor Short-Duration which pertain (i) to Class A and Class B shares and (ii) to Class Y shares dated December 15, 1998 as supplemented, insofar as they relate to Mentor Short-Duration only, and not to any other fund described therein, are incorporated herein in their entirety by reference. Copies of the Prospectuses, the related Statement of Additional Information dated December 15, 1998, the Annual Report for the fiscal year ended September 30, 1998 and the Semi-Annual Report for the six month period ended March 31, 1999, are available upon request and without charge by writing to Mentor Short-Duration at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-645- 7816.


         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES  AND  EXCHANGE   COMMISSION  NOR  HAS  THE  SECURITIES  AND  EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                          COMPARISON OF FEES AND EXPENSES

         The amounts for Class A, Class C and Class Y shares of Evergreen Short-Intermediate set forth in the following tables and in the examples are based on the expenses of Evergreen Short- Intermediate for the twelve month period ended December 31, 1998. The amounts for Class A, Class B and Class Y shares of Mentor Short-Duration set forth in the following tables and in the examples are based on the expenses of Mentor Short-Duration for the twelve month period ended December 31, 1998. The pro forma amounts for Class A, Class C and Class Y shares of Evergreen Short-Intermediate are based on what the estimated combined expenses of Evergreen Short-Intermediate would have been for the twelve month period ended December 31, 1998.


         The following tables show for Evergreen Short-Intermediate, Mentor Short-Duration and Evergreen Short-Intermediate pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, Class B, Class C and Class Y shares, as applicable, of each Fund. Shareholders of Mentor Short-Duration should carefully review footnote no. 5 to the tables for information on current fees and expenses paid after waivers.

                Comparison of Class A, Class C and Class Y Shares
              of Evergreen Short-Intermediate With Class A, Class B
                   and Class Y Shares of Mentor Short-Duration




                                   Evergreen Short-Intermediate                         Mentor Short-Duration

Shareholder                        Class A        Class C            Class Y            Class A        Class B            Class Y
                                   -------        -------            -------            -------        -------            -------

Transaction Expenses
Maximum Sales Load                 3.25%          None               None               1.00%          None               None
Imposed on Purchases
(as a percentage of
offering price)
Contingent Deferred                None(1)        1.00% in           None               None(1)        4.00% in           None
Sales Charge (as a                                the first                                            the first
percentage of                                     year and                                             year
original purchase                                 0.00%                                                declining
price or redemption                               thereafter                                           to 1.00%
proceeds, whichever                                                                                    in the
is lower)                                                                                              fifth and
                                                                                                       sixth
                                                                                                        years
                                                                                                       and 0.00%
                                                                                                       there-
                                                                                                       after (2)

Annual Fund
Operating Expenses
(as a percentage of
average daily net
assets)
Management Fee (3)                 0.50%          0.50%              0.50%              0.50%          0.50%              0.50%
12b-1 Fees (4)                     0.10%          1.00%              None               None           0.30%              None
Shareholder
Servicing Plan Fees                None           None               None               0.25%          0.25%              None
Other Expenses                     0.23%          0.23%              0.23%              0.40%          0.40%              0.40%
                                   -----          -----              -----              -----          -----              ----
Annual Fund                        0.83%          1.73%              0.73%              1.15%          1.45%              0.90%
                                   =====          =====              =====              =====          =====              =====
Operating Expenses
(5)




                     Evergreen Short-Intermediate Pro Forma

Shareholder Transaction                        Class A                   Class C(6)               Class Y
                                               -------                   -------                  -------

Expenses
Maximum Sales Load                             3.25%                     None                     None
Imposed on Purchases
(as a percentage of
offering price)
Contingent Deferred                            None(1)                   4.00% in the             None
Sales Charge (as a                                                       first year
percentage of original                                                   declining to
purchase price or                                                        1.00% in the
redemption proceeds,                                                     fifth
whichever is lower)                                                      and sixth
                                                                         years and

                                                                         0.00%
                                                                         thereafter
Annual Fund Operating
Expenses (as a
percentage of average
daily net assets)
Management Fee                                 0.50%                     0.50%                    0.50%
12b-1 Fees (4)                                 0.25%                     1.00%                    None
Shareholder Servicing
Plan Fees                                      None                      None                     None
Other Expenses                                 0.21%                     0.21%                    0.21%
                                               -------                   ------                   -----
Annual Fund Operating                          0.96%                     1.71%                    0.71%
Expenses                                       =======                   ======                   ======


-------------------

(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a CDSC of 1% upon redemption within one year after the month of purchase.

(2) Shares purchased as part of asset-allocation plans pursuant to the BL Purchase Program are subject to a CDSC of 1% if the shares are redeemed within one year of purchase.

(3)      After waivers, Mentor Short-Duration's management fee is 0.31%.


(4) Class A shares of Evergreen Short-Intermediate can pay up to 0.75% of average daily net assets as a 12b-1 fee. The current Class A 12b-1 fees are 0.10% of average daily net assets. Subject to approval by the Board of Trustees of Evergreen Trust, the fee will be raised to 0.25% in September, 1999. Subsequent to such increase, for the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets.

(5) After waivers, Annual Fund Operating Expenses for the Class A, Class B and Class Y shares of Mentor Short-Duration were 0.86%, 1.16% and 0.61%, respectively, for the twelve month period ended December 31, 1998.


(6) Holders of Class C shares of Evergreen Short-Intermediate received in the Reorganization will be subject to the schedule of CDSCs currently applicable to Class B shares of Mentor Short-Duration and not the schedule of CDSCs applicable to Class C shares of Evergreen Short-Intermediate.


         Examples. The following tables show for Evergreen Short- Intermediate and Mentor Short-Duration, and for Evergreen Short- Intermediate pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $10,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period. For Class B and Class C shares, the tables also show the effect if the shares are not redeemed. In the case of Evergreen Short-Intermediate pro forma, the examples for Class C shares reflect, as described in footnote 6 above, the CDSC schedule applicable to Class B shares of Mentor Short-Duration. The tables assume the reinvestment of dividends and capital gain distributions.



                                              Evergreen Short-Intermediate

                                                           Three                 Five
                                      One Year             Years                 Years               Ten Years

Class A                               $407                 $581                  $771                $1,317

Class C (assuming                     $276                 $545                  $939                $2,041
redemption at the
end of the period)

Class C (assuming                     $ 176                $545                  $939                $2,041
no redemption at
the end of the
period)

Class Y                               $  75                $233                  $406                $906


                                                 Mentor Short-Duration

                                                           Three                 Five
                                       One Year            Years                 Years               Ten Years

Class A                                $ 216               $ 462                 $ 727               $1,484


Class B                                $ 548               $ 759                 $ 892               $1,735
(assuming
redemption at the
end of the period)

Class B                                $ 148               $ 459                 $ 792               $1,735
(assuming no
redemption at the
end of the period)

Class Y                                $  92               $ 287                 $ 498               $1,108


                                                       -38-








                                         Evergreen Short-Intermediate Pro Forma

                                                      Three                 Five
                              One Year                Years                 Years                Ten Years


Class A                       $    568                     $766                  $981
                                                                                                 $1,597


Class C                       $574                    $839                  $1,028               $2,019
(assuming
redemption at
the end of the
period)

Class C                       $174                    $539                  $928                 $2,019
(assuming no
redemption at
the end of the
period)

Class Y                       $ 73                    $227                  $395                 $883



         The purpose of the foregoing examples is to assist Mentor Short-Duration shareholders in understanding the various costs and expenses that an investor in Evergreen Short-Intermediate as a result of the Reorganization would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Mentor Short- Duration. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                                      SUMMARY


         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses of Evergreen Short- Intermediate dated November 1, 1998 and the Prospectuses of Mentor Short-Duration dated December 15, 1998 as supplemented (which are incorporated herein by reference) and the Reorganization Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit D.

Proposed Plan of Reorganization

         The Reorganization Plan provides for the transfer of all of the assets of Mentor Short-Duration (which at the time of the Reorganization will be known as Evergreen Short-Duration pursuant to the Conversion Plan described above) in exchange for shares of Evergreen Short-Intermediate and the assumption by Evergreen Short-Intermediate of the identified liabilities of Mentor Short-Duration. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Reorganization Plan also calls for the distribution of shares of Evergreen Short-Intermediate to Mentor Short-Duration shareholders in liquidation of Mentor Short-Duration as part of the Reorganization. As a result of the Reorganization, the holders of Class A, Class B and Class Y shares of Mentor Short- Duration will become the owners of that number of full and fractional Class A, Class C and Class Y shares, respectively, of Evergreen Short-Intermediate having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Mentor Short-Duration, as of the close of business immediately prior to the date that Mentor Short-Duration's assets are exchanged for shares of Evergreen Short-Intermediate. See "Reasons for the Reorganization - Agreement and Plan of Reorganization."

         The Trustees of Mentor Funds, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of Mentor Short-Duration. Accordingly, the Trustees have submitted the Reorganization Plan for the approval of Mentor Short-Duration's shareholders.

         In addition, subsequent to the Conversion of Mentor Short- Duration to Evergreen Short-Duration, the Trustees of Evergreen Trust will review the Reorganization Plan on behalf of Evergreen Short-Duration (referred to in this Part III as Mentor Short- Duration) to determine whether the Reorganization remains in the best interests of the shareholders of Evergreen Short-Duration and that the interests of the shareholders of Evergreen Short- Duration will not be diluted as a result of the transactions contemplated by the Reorganization even though shareholders of Mentor Short-Duration have previously approved the Reorganization.

                      THE BOARD OF TRUSTEES OF MENTOR FUNDS
              RECOMMENDS APPROVAL BY SHAREHOLDERS OF MENTOR SHORT-

           DURATION OF THE REORGANIZATION PLAN EFFECTING THE REORGANIZATION.

         The Trustees of Evergreen Trust have also approved the Reorganization Plan on behalf of Evergreen Short-Intermediate.


         Approval of the Reorganization on the part of Mentor Short- Duration will require the affirmative vote of a majority of Mentor Short-Duration's shares voted and entitled to vote, with all classes voting together as a single class, at a Meeting at which a quorum of the Fund's shares is present. More than fifty percent of the outstanding shares entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."


         The Reorganization is scheduled to take place on or about March 11, 2000. If the shareholders of Mentor Short-Duration do not vote to approve the Conversion and/or the Reorganization, the Trustees of Mentor Funds or Evergreen Trust, as the case may be, will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

         Prior to or at the completion of the Reorganization, Mentor Short-Duration will have received an opinion of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Short-Intermediate in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Short-Intermediate that are received by Mentor Short-Duration's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Mentor Short-Duration in the hands of Evergreen Short-Intermediate as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Short-Intermediate upon the receipt of the assets of the Fund in exchange for shares of Evergreen Short-Intermediate and the assumption by Evergreen Short-Intermediate of the identified liabilities of Mentor Short-Duration.

Investment Objectives and Policies of the Funds

         The investment objectives and policies of Evergreen Short- Intermediate and Mentor Short-Duration are similar.

         The investment objective of Evergreen Short-Intermediate is to attain a high level of current income. As a secondary objective, the Fund seeks capital growth. In pursuing its investment objectives, the Fund invests at least 65% of its assets in investment grade bonds, the duration of which will not exceed 10 years. The Fund may also invest up to 35% of its assets in high yield, high risk bonds ("junk bonds") and up to 20% of its assets in foreign securities.

         The investment objectives of Mentor Short-Duration are to seek current income and secondarily, preservation of capital to the extent consistent with the objective of current income. The Fund normally invests at least 65% of its assets in investment grade debt securities with a duration of 3 years or less. The Fund may invest up to 20% of its assets in junk bonds and may also invest, without limit, in foreign securities. See "Comparison of Investment Objectives and Policies" below.


         Because Evergreen Short-Intermediate intends to maintain a longer duration than Mentor Short-Duration, Evergreen Short- Intermediate may be a more volatile investment.


Comparative Performance Information for Each Fund


         Discussions of the manner of calculation of total return are contained in the Prospectuses and Statements of Additional Information of the Funds. The following tables set forth, as applicable, the total return of the Class A, Class C and Class Y shares of Evergreen Short-Intermediate and of the Class A, Class B and Class Y shares of Mentor Short-Duration for the one year and five year periods ended December 31, 1998, and for the period from inception through December 31, 1998. After the performance information for Evergreen Short-Intermediate, shareholders of Mentor Short-Duration can compare Evergreen Short-Intermediate's performance with the Lehman Brothers Intermediate Government/Corporate Bond Index ("LBIGCBI"). This Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of one to five years. The Index is not an actual investment.


         The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts. Past performance is not an indication of future results.


                         Average Annual Total Return (1)


                                                                            From
                              1 Year                5 Years                 Inception
                              Ended                 Ended                   To
                              December              December                December             Inception
                              31, 1998              31, 1998                31, 1998             Date
                              -------               -------                 ---------            ---------

Evergreen
Short-
Intermediate

Class A shares                4.12%                 4.97%                   7.19%                1/28/89


Class C                       5.62%                       N/A                                     9/6/94
shares                                                                      6.00%

Class Y                       7.71%                 5.77%                                         1/4/91
shares                                                                      7.13%

LBIGCBI(2)                    8.44%                 6.60%                   8.47%                1/31/89


Mentor Short-
Duration

Class A shares                4.94%                 N/A                     5.53%                6/16/95


Class B shares                1.79%                 N/A                     5.86%                4/28/94

Class Y shares                6.21%                 N/A                     6.08%                11/19/97

--------------
(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.


(2)      The

         LBIGCBI average annual total returns for the periods 1/31/91 to 12/31/98 and 9/30/94 to 12/31/98 were 7.86% and 8.28%, respectively.


         Important information about Evergreen Short-Intermediate is also contained in management's discussion of Evergreen Short- Intermediate's performance, attached hereto as Exhibit E. This information also appears in Evergreen Short-Intermediate's most recent Annual Report.

Management of the Funds

         The overall management of Evergreen Short-Intermediate and of Mentor Short-Duration is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Trust and the Board of Trustees of Mentor Funds, respectively. Subsequent to the Conversion, the overall management of Mentor Short-Duration will be the responsibility of, and will be supervised by, the Board of Trustees of Evergreen Trust.

Investment Advisers

         The investment adviser to Evergreen Short-Intermediate is Evergreen Investment Management ("EIM") (formerly known as the Capital Management Group), a division of FUNB. EIM is located at 201 South College Street, Charlotte, North Carolina 28288-0630. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States based on total assets as of March 31, 1999. EIM and its affiliates manage the Evergreen family of mutual funds with assets of approximately $56.7 billion as of March 31, 1999. For further information regarding FUNB and First Union, see "Organization and Service Providers - Service Providers - Investment Advisor" in the Prospectuses of Evergreen Short-Intermediate.

         EIM manages investments and supervises the daily business affairs of Evergreen Short-Intermediate subject to the authority of the Trustees. EIM is entitled to receive from the Fund an annual fee equal to 0.50% of the Fund's average daily net assets.

         Mentor serves as the investment adviser for Mentor Short- Duration. Mentor has overall responsibility for portfolio management of the Fund. For its services as investment adviser, Mentor is entitled to receive a fee equal to 0.50% of the Fund's average daily net assets. Mentor is currently waiving 0.19% of its management fee.

         Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

         Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, Evergreen Short-Intermediate could be adversely affected if the computer systems used by the Fund's investment adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, issuers of securities in which the Fund invests, especially foreign issuers, may be adversely affected by Year 2000 Problems. Such problems could negatively impact the value of the Fund's portfolio securities.

Administrator


         As described in Part I - "Administration Agreements," EIS currently acts as administrator for Mentor Short-Duration. EIS also acts as the administrator for Evergreen Short-Intermediate and provides the Fund with facilities, equipment and personnel. EIS is entitled to receive an administration fee from Evergreen Short-Intermediate based on the aggregate average daily net assets of all the mutual funds advised by FUNB and its affiliates for which EIS serves as administrator, calculated in accordance with the following schedule: 0.050% on the first $7 billion, 0.035% on the next $3 billion, 0.030% on the next $5 billion, 0.020% on the next $10 billion, 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.


Portfolio Management


         Michael Jones has been the portfolio manager of Evergreen Short-Intermediate since June 30, 1999. Mr. Jones is a Managing Director, Chief Investment Officer at Mentor and has been a portfolio manager at Mentor since November 1991. He has been a member of the portfolio management team for Mentor Short-Duration and Mentor Quality Income Portfolio since April 1995, as well as Mentor Income Fund, Inc., a $120 million closed-end bond fund since November 1991. Mr. Jones has been affiliated with EIM since June 1999.


Distribution of Shares


         EDI, an affiliate of BISYS , acts as underwriter of shares of Evergreen Short-Intermediate. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Short-Intermediate offers four classes of shares: Class A, Class B, Class C and Class Y. The Class B shares of Evergreen Short-Intermediate are not involved in the Reorganization. Each Class has separate distribution arrangements. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.) No Class bears the distribution expenses relating to the shares of any other Class.

         In the proposed Reorganization, Class A shareholders of Mentor Short-Duration will receive Class A shares of Evergreen Short-Intermediate, Class B shareholders of Mentor Short-Duration will receive Class C shares of Evergreen Short-Intermediate, and Class Y shareholders of Mentor Short-Duration will receive Class Y shares of Evergreen Short-Intermediate. A description of the fees and expenses attributable to the Class A, Class C, and Class Y shares of Evergreen Short-Intermediate to be received in the Reorganization is provided below. The fees and expenses attributable to those shares differ from those attributable to Class A, Class B, and Class Y shares of Mentor Short-Duration outstanding prior to the Conversion. For example, distribution fees paid by Evergreen Short-Intermediate's Class C shares are substantially higher than those paid by Class B shares of Mentor Short-Duration. For detailed information regarding the fees and expenses attributable to investment in the various classes of shares, see "Comparison of Fees and Expenses," above. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Short-Intermediate shares acquired by shareholders of Mentor Short-Duration pursuant to the proposed Reorganization would not be subject to any initial sales charge or CDSC as a result of the Reorganization. However, Class C shares acquired as a result of the Reorganization would continue to be subject to a CDSC upon subsequent redemption to the same extent as if shareholders had continued to hold their shares of Mentor Short-Duration. The CDSC schedule applicable to Class C shares of Evergreen Short-Intermediate received in the Reorganization will be the CDSC schedule of Class B shares of Mentor Short-Duration in effect at the time Class B shares of Mentor Short-Duration were originally purchased.

         The following is a summary description of charges and fees for the Class A, Class C and Class Y shares of Evergreen Short- Intermediate which will be received by Mentor Short-Duration shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the respective Prospectuses of Evergreen Short-Intermediate and Mentor Short-Duration and in each Fund's Statement of Additional Information.


         Class A Shares. Class A shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to a 12b-1 fee. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase and Redemption of Shares - How to Buy Shares" in the applicable Prospectus for Evergreen Short-Intermediate. No initial sales charge will be imposed on Class A shares of Evergreen Short- Intermediate received by Mentor Short-Duration's shareholders in the Reorganization. However, additional purchases of Class A shares will be subject to applicable initial sales charges.

         Class C Shares. Class C shares are sold without initial sales charges and are subject to distribution-related and shareholder servicing-related fees which are higher than Class A shares. Class C shares will continue the CDSC arrangement which currently applies to the Class B shares of Mentor Short-Duration. The CDSC is 4.0% in the first year, declining to 1% in the fifth and sixth years, and eliminated thereafter. No new Class C shares of Evergreen Short-Intermediate with the CDSC described above will be offered following the Conversion.


         Class Y Shares. Class Y shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related or shareholder servicing-related fees. Class Y shares are only available to certain classes of investors as is more fully described in the Prospectuses for Evergreen Short-Intermediate. Mentor Short-Duration shareholders who receive Evergreen Short-Intermediate Class Y shares in the Reorganization and who wish to make subsequent purchases of Evergreen Short-Intermediate will be able to purchase Class Y shares.

         Additional information regarding the classes of shares of each Fund is included in its respective Prospectuses and Statement of Additional Information.


         Distribution-Related and Shareholder Servicing-Related Expenses. Evergreen Short-Intermediate has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.10% of average daily net assets attributable to the Class. Subject to approval of the Board of Trustees of Evergreen Trust, payments will be increased to 0.25% in September 1999. This amount may be increased to the full plan amount for the Fund by the Trustees without shareholder approval at any time, although there is no intention or expectation that the rate at which payments are made under the plan will be increased.


         Mentor Short-Duration has adopted a Shareholder Servicing Plan with respect to its Class A shares under which the Class may pay for shareholder servicing-related expenses at an annual rate of 0.25% of the average daily net assets attributable to the Class. Evergreen Short-Intermediate does not impose a Shareholder Servicing Plan fee.

         Each of Evergreen Short-Intermediate and Mentor Short- Duration has also adopted a 12b-1 plan with respect to its Class C and Class B shares, respectively, under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% (0.30% with respect to Mentor Short-Duration) of average daily net assets attributable to the Class. Mentor Short-Duration has also adopted for its Class B shares a Shareholder Servicing Plan whereby the Fund may incur a fee for shareholder services of up to 0.25% of average daily net assets attributable to the Class.

         The Class C 12b-1 plan of Evergreen Short-Intermediate provides that, of the total 1.00% 12b-1 fee, up to 0.25% may be for payment in respect of shareholder services. Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc., following the Conversion and the Reorganization Evergreen Short-Intermediate may make distribution-related and shareholder servicing-related payments with respect to Mentor Short-Duration shares sold prior to the Conversion and the Reorganization including payments to Mentor Short-Duration's former underwriter.

         Additional information regarding the applicable 12b-1 plans adopted by each Fund and the Shareholder Servicing Plan adopted by Mentor Short-Duration is included in its respective Prospectuses and Statement of Additional Information.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. Generally, the minimum initial purchase requirement for each Fund is $1,000 ($500,000 for Class Y shares of Mentor Short-Duration). There is no minimum for subsequent purchases of shares of Evergreen Short-Intermediate. For Mentor Short-Duration, the minimum for subsequent investments is $50 for Class A and Class B shares and $25,000 for Class Y shares. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. Unlike Mentor Short-Duration, Evergreen Short- Intermediate may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Shares of Mentor Short-Duration can be exchanged for shares of the same class of certain funds in the Mentor fund family. Holders of shares of a class of Evergreen Short-Intermediate may exchange their shares for shares of the same class of any other Evergreen fund. Mentor Short-Duration shareholders will be receiving Class A, Class C and Class Y shares of Evergreen Short- Intermediate in the Reorganization and, accordingly, with respect to shares of Evergreen Short-Intermediate received in the Reorganization, the exchange privilege is limited to Class A, Class C and Class Y shares, as applicable, of other Evergreen funds. Evergreen Short-Intermediate limits exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's respective Prospectuses and Statement of Additional Information.

Dividend Policy


         Each Fund distributes its investment company taxable income monthly and its net realized gains at least annually. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the respective Prospectuses of each Fund for further information concerning dividends and distributions.


         After the Reorganization, shareholders of Mentor Short- Duration who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Short-Intermediate reinvested in shares of Evergreen Short-Intermediate. Shareholders of Mentor Short- Duration who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Short-Intermediate in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Short-Intermediate.

         Each of Evergreen Short-Intermediate and Mentor Short- Duration has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

         An investment in each Fund is subject to certain risks. There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. For a discussion of each Fund's investment objectives and policies, see "Comparison of Investment Objectives and Policies."

         Each Fund invests in debt securities. The main risks of investing in debt securities are:

         Interest Rate Risk. Bond prices move inversely to interest rates, i.e., as interest rates decline the values of the bonds increase, and vice versa. The longer the maturity of a bond, the greater the exposure to market price fluctuations. The same market factors are reflected in the share price or net asset value of bond funds which will vary with interest rates. Prices of longer-term bonds tend to be more volatile in periods of changing interest rates than prices of shorter-term securities. At April 30, 1999, the dollar-weighted effective maturity of Mentor Short-Duration's portfolio securities was 3.6 years, and the dollar-weighted effective maturity of Evergreen Short-Intermediate's portfolio securities was 5.0 years. At April 30, 1999, the dollar-weighted average duration of Mentor Short- Duration's portfolio was 2.8 years and that of Evergreen Short- Intermediate's portfolio was 3.5 years.

         Credit Risk. The Fund's income and/or share price may be adversely affected if the issuer of a debt security has its credit rating reduced or fails to make scheduled interest and principal payments. Neither Fund is required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it.

         High Yield Bond Risk. Each Fund may invest a portion of its assets in high yield, high risk bonds. High yield, high risk bonds are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") and BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Inc. ("Fitch") and are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The lower ratings reflect a greater possibility that real or perceived adverse changes in the financial condition of the issuer or in general economic conditions or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of principal and interest or to meet specific projected business forecasts or obtain additional financing. The values of high yield, high risk bonds fluctuate in response to changes in interest rates, and the secondary market for such securities may be less liquid at certain times than the secondary market for higher quality debt securities, thereby affecting the market price of the security, a Fund's ability to dispose of a particular security, and its ability to obtain accurate market quotations for purposes of valuing its assets.

     Derivatives Risk. Each Fund may invest in derivatives, including options, futures and options on futures. The market values of derivatives or structured securities may vary depending upon the manner in which the investments have been structured and may fluctuate much more rapidly and to a much greater extent than investments in other securities. As a result, the values of such investments may change at rates in excess of the rates at which traditional fixed income securities change and, depending on the structure of a derivative, could change in a manner opposite to the change in the market value of a traditional fixed income security. See the Prospectuses and Statement of Additional Information of Evergreen Short-Intermediate for further discussion of the risks inherent in the use of certain derivatives.

         Foreign Investment Risk. Each Fund may purchase obligations of foreign governments and corporations. Investment in foreign securities generally entails more risk than investment in domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing and financial reporting standards as are used in the United States; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities; there may be less regulation of securities trading and its participants; unfavorable changes in a foreign country's currency may adversely affect the value of foreign securities held by the Fund; the possibility may exist for expropriation, confiscatory taxation, nationalization, establishment of price controls, political or social instability or negative diplomatic developments; and dividend or interest withholding may be imposed at the source.

         When a Fund invests in foreign securities, they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign securities. Thus, the value of the Fund's shares may be affected by changes in exchange rates.

         Mortgage-Backed and Asset-Backed Securities Risk. Each Fund may invest in mortgage-backed and asset-backed securities. Early repayment of the mortgages or other collateral underlying these securities may expose a Fund to a lower rate of return when it reinvests the principal. The rate of repayments will affect the price and volatility of the mortgage-backed security and may have the effect of shortening or extending the effective maturity beyond what the Fund's investment adviser anticipated at the time of purchase. In addition, asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debts are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Borrowing Risk. Unlike Evergreen Short-Intermediate, Mentor Short-Duration may borrow money to invest in additional securities. The use of borrowed money, known as "leverage," increases the Fund's market exposure and risk and may result in losses.

                                          REASONS FOR THE REORGANIZATION


         In order to combine and simplify the offering of mutual funds that are advised by FUNB and its affiliates, the Mentor funds are being brought into the Evergreen fund family. Certain Mentor funds will continue as series of applicable Evergreen Delaware business trusts. Other Mentor funds, including Mentor Short-Duration, are in the process of being combined with existing Evergreen funds in cases where the funds have similar investment objectives and policies.

         Mentor is an indirect majority-owned subsidiary of First Union Capital Markets Corp., which is in turn a wholly-owned subsidiary of First Union. EVEREN Capital Corporation currently has a 45% ownership interest in Mentor. It is anticipated that First Union will acquire EVEREN Capital Corporation in September 1999.


         At a meeting of the Board of Trustees of Mentor Funds held on July 13, 1999, all of the Trustees, including the Independent Trustees, considered and approved the Conversion and the Reorganization as being in the best interests of shareholders of Mentor Short-Duration.

         In approving the Reorganization Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization.

There  are  similarities   between  Evergreen  Short-  Intermediate  and  Mentor
Short-Duration. Specifically, Evergreen Short-Intermediate and Mentor Short-Duration have similar investment objectives and policies and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Mentor Short-Duration with Evergreen Short-Intermediate. Economies of scale tend to reduce a mutual fund's expenses and facilitate coordination of the various services provided by the investment adviser, principal underwriter, administrator, transfer agent, custodial bank and professionals such as lawyers and accountants. As of June 30, 1999, Evergreen Short-Intermediate's net assets were approximately $380 million and Mentor Short-Duration's net assets were approximately $187 million.


         In addition, assuming that an alternative to the Reorganization would be that Mentor Short-Duration continue its existence and be separately managed by FUNB or one of its affiliates, Mentor Short-Duration would be offered through common distribution channels with Evergreen Short-Intermediate. Mentor Short-Duration would also have to bear the cost of maintaining its separate existence. Mentor and FUNB believe that the prospect of dividing the resources of the Evergreen mutual fund organization between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, Mentor and FUNB believe that the proposed Reorganization would be in the best interests of each Fund and its shareholders.

         The Board of Trustees of Mentor Funds met and considered the recommendation of Mentor and FUNB, and, in addition, considered among other factors, (i) the terms and conditions of the Reorganization; (ii) expense ratios, fees and expenses of Evergreen Short-Intermediate and Mentor Short-Duration; (iii) the comparative performance records of each of the Funds;
(iv) compatibility of their investment objectives and policies; (v) the investment experience, expertise and resources of FUNB; (vi) the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds; (vii) the personnel and financial resources of First Union and its affiliates; (viii) the fact that Evergreen Short-Intermediate will assume the identified liabilities of Mentor Short-Duration; and (ix) the expected federal income tax consequences of the Reorganization. During their consideration of the Reorganization the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.


                     THE TRUSTEES OF MENTOR FUNDS RECOMMEND
             THAT THE SHAREHOLDERS OF MENTOR SHORT-DURATION APPROVE
                          THE PROPOSED REORGANIZATION.

         The Trustees of Evergreen Trust also concluded at a meeting on June 18, 1999 that the proposed Reorganization would be in the best interests of shareholders of Evergreen Short-Intermediate and that the interests of the shareholders of Evergreen Short- Intermediate would not be diluted as a result of the transactions contemplated by the Reorganization. Subsequent to the Conversion of Mentor Short-Duration into Evergreen Short-Duration, a series of Evergreen Trust, which is scheduled to occur on or about October 15, 1999, the Trustees of Evergreen Trust will review the proposed Reorganization to determine whether the proposed Reorganization remains in the best interests of the shareholders of Evergreen Short-Duration and that the interests of the shareholders of Evergreen Short-Duration will not be diluted as a result of the transactions contemplated by the Reorganization.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Reorganization Plan (Exhibit D hereto).

         The Reorganization Plan provides that Evergreen Short- Intermediate will acquire all of the assets of Mentor Short- Duration in exchange for shares of Evergreen Short-Intermediate and the assumption by Evergreen Short-Intermediate of the identified liabilities of Mentor Short-Duration on or about March 11, 2000 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Mentor Short- Duration will endeavor to discharge all of its known liabilities and obligations. Evergreen Short-Intermediate will not assume any liabilities or obligations of Mentor Short-Duration other than those reflected in an unaudited statement of assets and liabilities of Mentor Short-Duration prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of Evergreen Short-Intermediate to be received by the shareholders of Mentor Short-Duration will be determined by multiplying the respective outstanding class of shares of Mentor Short-Duration by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Mentor Short-Duration by the net asset value per share of the respective class of shares of Evergreen Short-Intermediate. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for Evergreen Short-Intermediate, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of Evergreen Short-Intermediate, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Mentor Short-Duration will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Mentor Short-Duration will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Short- Intermediate received by Mentor Short-Duration. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on Evergreen Short-Intermediate's share records. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Short-Intermediate due to the Fund's shareholders. All issued and outstanding shares of Mentor Short-Duration, including those represented by certificates, will be canceled. The shares of Evergreen Short-Intermediate to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Mentor Short-Duration will be terminated.

         The consummation of the Reorganization is subject to the conditions set forth in the Reorganization Plan, including approval by Mentor Short-Duration's shareholders and the determination by the Trustees of Evergreen Trust, subsequent to the meeting of Mentor Short-Duration's shareholders, that the Reorganization remains in the best interests of the shareholders of both Mentor Short-Duration and Evergreen Short-Intermediate and the interests of each Fund's shareholders will not be diluted as a result of the transactions contemplated by the Reorganization, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Mentor Short- Duration's shareholders, the Reorganization Plan may be terminated (a) by the mutual agreement of Mentor Short-Duration and Evergreen Short-Intermediate; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


         The expenses of Mentor Short-Duration and Evergreen Short- Intermediate in connection with the Conversion and the Reorganization (including the cost of any proxy soliciting agent) will be borne equally by the Funds whether or not the Conversion and the Reorganization are consummated. It is expected that the cost of retaining Shareholders Communication Corporation to assist in the proxy solicitation process will not exceed $15,500.

         If the Conversion and/or the Reorganization is not approved by shareholders of Mentor Short-Duration, the Board of Trustees of Mentor Funds or Evergreen Trust, as the case may be, will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization,

Mentor Short-Duration will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the
Reorganization:

         (1) The transfer of all of the assets of Mentor Short- Duration solely in exchange for shares of Evergreen Short- Intermediate and the assumption by Evergreen Short-Intermediate of the identified liabilities, followed by the distribution of Evergreen Short-Intermediate's shares by Mentor Short-Duration in dissolution and liquidation of Mentor Short-Duration, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Short-Intermediate and Mentor Short-Duration will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Mentor Short- Duration on the transfer of all of its assets to Evergreen Short- Intermediate solely in exchange for Evergreen Short- Intermediate's shares and the assumption by Evergreen Short- Intermediate of the identified liabilities of Mentor Short-Duration or upon the distribution of Evergreen Short- Intermediate's shares to Mentor Short-Duration's shareholders in exchange for their shares of Mentor Short-Duration;

         (3) The tax basis of the assets transferred will be the same to Evergreen Short-Intermediate as the tax basis of such assets to Mentor Short-Duration immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Short-Intermediate will include the period during which the assets were held by Mentor Short-Duration;

         (4) No gain or loss will be recognized by Evergreen Short- Intermediate upon the receipt of the assets from Mentor Short- Duration solely in exchange for the shares of Evergreen Short- Intermediate and the assumption by Evergreen Short-Intermediate of the identified liabilities of Mentor Short-Duration;

         (5) No gain or loss will be recognized by Mentor Short- Duration's shareholders upon the issuance of the shares of Evergreen Short-Intermediate to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Mentor Short-Duration; and

         (6) The aggregate tax basis of the shares of Evergreen Short-Intermediate, including any fractional shares, received by each of the shareholders of Mentor Short-Duration pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Mentor Short-Duration held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Evergreen Short-Intermediate, including fractional shares, received by each such shareholder will include the period during which the shares of Mentor Short-Duration exchanged therefor were held by such shareholder (provided that the shares of Mentor Short-Duration were held as a capital asset on the date of the Reorganization).

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Mentor Short-Duration would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Short-Intermediate shares he or she received. Shareholders of Mentor Short-Duration should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Mentor Short-Duration should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

Pro-forma Capitalization

         The following table sets forth the capitalizations of Evergreen Short-Intermediate and Mentor Short-Duration as of December 31, 1998 and the capitalization of Evergreen Short- Intermediate on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.26, 1.26 and
1.29  Class  A,  Class  C  and  Class  Y  shares   respectively,   of  Evergreen
Short-Intermediate issued for each Class A, Class B and Class Y share, respectively, of Mentor Short-Duration.

                    Capitalization of Mentor Short-Duration,
          Evergreen Short-Intermediate and Evergreen Short-Intermediate
                                     (Pro Forma)


                                                                   Evergreen                    Evergreen Short-
                                       Mentor Short-               Short-                       Intermediate (After
                                       Duration                    Intermediate                 Reorganization)
                                       -------------               -------------                ----------

Net Assets


                                                                -59-





   Class A........................     $133,846,569                $ 20,086,451                 $153,933,020
   Class B........................     $ 56,333,960                $ 25,211,516                 $ 25,211,516
   Class C........................        N/A                      $  1,546,485                 $ 57,880,445
   Class Y........................     $      1,068                $354,827,159                 $354,828,227
                                       ------------                ------------                 ------------
   Total Net                           $190,181,597                $401,671,611                 $591,853,208
     Assets . . .
Net Asset Value Per
Share

   Class A........................     $12.57                      $10.01                       $10.01
   Class B........................     $12.59                      $10.03                       $10.03
   Class C........................        N/A                      $10.03                       $10.03
   Class Y........................     $12.87                      $10.01                       $10.01

Shares Outstanding
   Class A........................      10,644,844                  2,005,764                   15,372,963
   Class B........................       4,474,550                  2,512,521                    2,512,521
   Class C........................      N/A                           154,112                    5,770,719
   Class Y........................              83                 35,430,952                   35,431,059
                                       -----------                 ----------                   ----------
   All Classes....................     15,119,477                  40,103,349                   59,087,262


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

         As of August 17, 1999 (the "Record Date"), the following number of each Class of shares of beneficial interest of Mentor Short-Duration was outstanding:


Class of Shares
---------------


Class A.................................................  11,136,043
Class B.................................................   3,883,968
Class Y.................................................          83

                                                          ------------

All Classes.............................................  15,020,094


         As of June 30, 1999, the officers and Trustees of Mentor Funds beneficially owned as a group less than 1% of the outstanding shares of Mentor Short-Duration. To Mentor Funds' knowledge, the following persons owned beneficially or of record more than 5% of Mentor Short-Duration's total outstanding shares as of June 30, 1999:




                                                                                                                Percentage
                                                                                        Percentage of           of Shares
                                                                                        Shares of               of Class
                                                                                        Class Before            After
                                                                                        Reorgani-               Reorgani-
Name and Address                                    Class        No. of Shares          zation                  zation
----------------                                    -----        -------------          ---------               ---------

Partnership Healthplan of CA                        A            876,620                7.82%                   6.87%
Attn: Marion R. Schales CFO
421 Executive Ct. North Suite #A
Suisun City, CA 94585

Everen Securities, Inc.                             A            622,433                5.55%                   4.88%


Calaveras County Water Dist.
111 East Kilbourn Avenue

Milwaukee, WI 53202

Everen Securities, Inc.                             A            767,165                6.85%                   6.01%

Health Plan of San Mateo
111 East Kilbourn Avenue
Milwaukee, WI 53202




                      COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statements of Additional Information of the Funds. The investment objectives, policies and restrictions of Evergreen Short-Intermediate can be found in the Prospectuses for Evergreen Short-Intermediate under the caption "Description of the Funds - Investment Objectives and Policies." The Prospectuses for Evergreen Short-Intermediate also offer additional funds advised by FUNB or its affiliates. These additional funds are not involved in the Reorganization, their investment objectives and policies are not discussed in this Prospectus/Proxy Statement, and their shares are not offered hereby. The investment objectives, policies and restrictions of Mentor Short-Duration can be found in the respective Prospectuses of the Fund under the caption "Investment Objectives and Policies." The investment objectives of Mentor Short-Duration and the investment objectives of Evergreen Short-Intermediate are non-fundamental and can be changed by the Board of Trustees without shareholder approval.

         The investment objective of Evergreen Short-Intermediate is to attain a high level of current income. Capital growth is a secondary objective.

         The Fund will invest at least 65% of its assets in bonds that, at the date of investment, are rated within the four highest categories by S&P (AAA, AA, A and BBB), by Moody's (Aaa, Aa, A and Baa), by Fitch (AAA, AA, A and BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by another nationally recognized statistical ratings organization or by the Fund's investment adviser. The Fund may invest the remaining 35% of its assets in lower rated bonds, but it will not invest in bonds rated below B.

         Debt securities may include fixed, adjustable rate, zero coupon, or stripped securities, debentures, notes, U.S. government securities, and debt securities convertible into, or exchangeable for, preferred or common stock. Debt securities may also include mortgage-backed and asset-backed securities. The duration of the securities will not exceed 10 years. The Fund intends to maintain a dollar-weighted average maturity of 5 years or less.

         In normal market conditions the Fund may invest up to 20% of its assets in money market instruments consisting of: (1) high grade commercial paper, including master demand notes; (2) obligations of banks or savings and loan associations having at least $1 billion in deposits, including certificates of deposit and bankers' acceptances; (3) A-rated or better corporate obligations;
(4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S. government; and (5) repurchase agreements collateralized by any security listed above.

         The Fund may also invest up to 20% of its assets in foreign securities or U.S. securities traded in foreign markets. The Fund may also invest in preferred stock, units which are debt securities with stock or warrants attached, and obligations denominated in foreign currencies.

         The investment objectives of Mentor Short-Duration are to seek current income and, secondarily, preservation of capital to the extent consistent with the objective of current income. The Fund will normally invest at least 65% of its assets in debt securities with a duration of three years or less. The Fund may invest in U.S. Government securities and debt obligations of private issuers and in preferred stocks and dividend-paying common stocks, and may hold a portion of its assets in cash or money market instruments.

         The Fund may invest any portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations and certain other stripped mortgage-backed securities (including certain "residual" interests). The Fund may also invest any portion of its assets in securities representing secured or unsecured interests in other types of assets, such as automobile finance or credit card receivables.

         The Fund will invest primarily in debt securities and preferred stocks of investment grade and, under normal market conditions, the Fund will seek to maintain a portfolio of securities with a dollar-weighted average rating of Baa/BBB or better.

         The Fund may invest up to 20% of its assets in securities rated below investment grade (or, if unrated, determined by the investment adviser to be of comparable quality). The Fund will not invest more than 10% of its assets in securities rated below Ca by Moody's or CC by S&P.

         After the Reorganization, Evergreen Short-Intermediate may dispose of a portion of the securities received from Mentor Short-Duration in the ordinary course of business. This may result in additional transaction costs (and/or capital gains) to shareholders of Evergreen Short-Intermediate.

         The characteristics of each investment policy and the associated risks are described in each Fund's respective Prospectuses and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectuses and Statement of Additional Information of each Fund.

                                              ADDITIONAL INFORMATION

         Evergreen Short-Intermediate. Information concerning the operation and management of Evergreen Short-Intermediate is incorporated herein by reference from the Prospectuses dated November 1, 1998, copies of which are enclosed, and the Statement of Additional Information of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Short-Intermediate at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-645-7816.

         Mentor Short-Duration . Information about the Fund is included in its current Prospectuses dated December 15, 1998 as supplemented and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statement of Additional Information are available upon request and without charge by writing to Mentor Short-Duration at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-645-7816.


         Evergreen Short-Intermediate and Mentor Short-Duration are each subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

         The SEC maintains a Web site (http://www.sec.gov) that contains the Funds' Statements of Additional Information and other material incorporated by reference herein together with other information regarding Evergreen Short-Intermediate and Mentor Short-Duration.

                                         FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Evergreen Short-Intermediate as of June 30, 1998 and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The Annual Report of Mentor Short-Duration as of September 30, 1998, and the financial highlights and financial statements for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                                   LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Evergreen Short-Intermediate will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                                      PART IV


                                     VOTING INFORMATION CONCERNING THE MEETING


         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Trustees of Mentor Funds, to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., October 15, 1999, at the offices of the Mentor Funds, 901 East Byrd Street, Richmond, Virginia 23219, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Mentor Short-Duration on or about August 27, 1999. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of more than fifty percent (50%) of the total number of outstanding shares entitled to vote at the Meeting present in person or represented by proxy will constitute a quorum for the Meeting.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Conversion, FOR the adoption of standardized fundamental investment restrictions, FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non- votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against either the Conversion Plan or the Reorganization Plan, which must be approved by a majority of the votes cast and entitled to vote. However, such abstentions and "broker non-votes" will have the effect of being counted as votes against the adoption of standardized fundamental investment restrictions, which must be approved by a certain percentage of the Fund's outstanding voting securities as described below. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Mentor Funds at the address set forth on the cover of this Prospectus/Proxy Statement.


         Approval of the Conversion Plan and the Reorganization Plan will require the affirmative vote of a majority of the votes cast and entitled to vote, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

         Pursuant to the 1940 Act, the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required to approve the adoption of standardized fundamental investment restrictions (proposals 2A to 2I). Under the 1940 Act, the affirmative vote of a "majority of the outstanding voting securities" of the Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.


         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, e-mail or personal solicitations conducted by officers and employees of Mentor or FUNB, their affiliates or other representatives of Mentor Short-Duration (who will not be paid for their solicitation activities). Shareholder Communications Corporation and its agents have been engaged by Mentor Short-Duration to assist in soliciting proxies. If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by fax, vote by telephone , vote by Internet or attend in person. Any proxy given by you is revocable.

         In the event that sufficient votes to approve the Conversion and the Reorganization are not received by October 15, 1999, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting , the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Conversion or Reorganization will not be entitled under either Delaware or Massachusetts law or the Declaration of Trust of Evergreen Trust or Mentor Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Conversion and the Reorganization as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Conversion and the Reorganization are consummated, shareholders will be free to redeem the shares of Evergreen Short-Intermediate which they receive in the transaction at their then-current net asset value. In addition, shares of Mentor Short-Duration may be redeemed at any time prior to the consummation of the Conversion or the Reorganization. Shareholders of Mentor Short-Duration may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Conversion or the
Reorganization   or   exchanging   such   shares  in  the   Conversion   or  the
Reorganization.


         Mentor Short-Duration does not hold annual shareholder meetings. If the Conversion or the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Mentor Funds (or, if the Conversion is approved but not the Reorganization, to the Secretary of Evergreen Trust) at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.


         The votes of the shareholders of Evergreen Short- Intermediate are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Mentor Short-Duration whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                                                  OTHER BUSINESS

         The Trustees of Mentor Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE TRUSTEES OF MENTOR FUNDS RECOMMEND APPROVAL OF THE CONVERSION PLAN, THE ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS, AND THE APPROVAL OF THE REORGANIZATION PLAN AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF THESE PROPOSALS.

August 27, 1999

                                                                  EXHIBIT A

                     AGREEMENT AND PLAN OF CONVERSION AND TERMINATION



         AGREEMENT AND PLAN OF CONVERSION AND TERMINATION dated August 10, 1999 (the "Agreement"), between Mentor Funds, a Massachusetts business trust having its principal office at 901 East Byrd Street, Richmond, Virginia 23219 (the "Original Trust") on behalf of its Mentor Short-Duration Income Portfolio (the "Original Fund"), one of the Original Trust's series portfolios, and Evergreen Fixed Income Trust, a Delaware business trust having its principal office at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Successor Trust") on behalf of its Evergreen Short-Duration Income Fund (the "Successor Fund"), one of the Successor Trust's series portfolios.


         WHEREAS, the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust have respectively determined that it is in the best interests of the Original Fund and the Successor Fund, respectively, that the assets of the Original Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with, respectively, the applicable laws of the Commonwealth of Massachusetts and the State of Delaware; and

         WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"):

         NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1.       PLAN OF EXCHANGE.

                  (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein), the Original Fund shall assign, transfer and convey the assets, including all securities and cash held by the Original Fund (subject to the liabilities of the Original Fund) to the Successor Fund and the Successor Fund shall acquire all of the assets of the Original Fund (subject to the liabilities of the Original Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund, $.001 par value per share (the "Successor Fund Shares"), to be issued by the Successor Trust on behalf of the Successor Fund, having, in the case of the Successor Fund, an aggregate net asset value equal to the value of the net assets of the Original Fund acquired. The value of the assets of the Original Fund and the net asset value per share of the Successor Fund Shares shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Original Fund's assets set forth in the Successor Fund's Declaration of Trust and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Successor Trust shall credit the Successor Fund Shares to the Original Fund's account on the share record books of the Successor Trust and shall deliver a confirmation thereof to the Original Fund. The Original Fund shall then deliver written instructions to the Successor Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Original Fund. Holders of Class A shares, Class B shares and Class Y shares of the Original Fund shall receive in the transaction described above, Class A shares, Class C shares and Class Y shares, respectively, of the Successor Fund. Successor Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Original Fund.


         (b) Delivery of the assets of the Original Fund shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Successor Trust's custodian (the "Custodian"), for the account of the Successor Trust and the Successor Fund, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Trust and the Successor Fund. All assets delivered to the Custodian as provided herein shall be allocated by the Successor Trust to the Successor Fund.

         (c) The Original Fund will pay or cause to be paid to the Successor Trust any interest received on or after the Exchange Date with respect to assets transferred from the Original Fund to the Successor Fund hereunder and to the Successor Trust any distributions, rights or other assets received by the Original Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Original Fund to the Successor Fund hereunder and the Successor Trust shall allocate any such distributions, rights or other assets to the Successor Fund. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

         (d) The Valuation Date shall be October 15, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

         (e) As soon as practicable after the Exchange Date, the Original Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Original Fund in proportion to the number of shares each such shareholder holds in the Original Fund and, upon the effecting of such a distribution on behalf of the Fund, the Original Fund will dissolve and terminate. After the Exchange Date, the Original Fund shall not conduct any business except in connection with its dissolution and termination.

         2. THE ORIGINAL TRUST'S REPRESENTATIONS AND WARRANTIES. The Original Trust represents and warrants to and agrees with the Successor Trust as follows:

         (a) The Original Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement on behalf of the Original Fund.

         (b) The Original Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

         (c) On the Exchange Date, the Original Trust will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

         (d) The current prospectuses and statement of additional information of the Original Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the

"Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) The Original Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Original Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Original Trust or the Original Fund is a party or by which it is bound.

         (f) Except as otherwise disclosed in writing to and accepted by the Successor Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Original Trust or the Original Fund or any of their properties or assets, which, if adversely determined, would materially and adversely affect their financial condition, the conduct of their business, or the ability of the Original Trust or the Original Fund to carry out the transactions contemplated by this Agreement. The Original Trust and the Original Fund know of no facts that might form the basis for the institution of such proceedings and are not parties to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

         (g) The unaudited semi-annual financial statements of the Original Fund at March 31, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Successor Fund) fairly reflect the financial condition of the Original Fund as of such date, and there are no known contingent liabilities of the Original Fund as of such date not disclosed therein.

         (h) Since March 31, 1999 there has not been any material adverse change in the Original Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Original Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Trust. For the purposes of this subparagraph (h), a decline in the net asset value of the Original Fund shall not constitute a material adverse change.

         (i) At the Exchange Date, all federal and other tax returns and reports of the Original Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Original Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

         (j) For each fiscal year of its operation, the Original Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains required to so qualify.

         (k) All issued and outstanding shares of the Original Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Original Fund. All of the issued and outstanding shares of the Original Fund will, at the time of the Exchange Date, be held by the persons and in the amounts set forth in the records of the transfer agent. The Original Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Original Fund shares, nor is there outstanding any security convertible into any of the Original Fund shares.

         (l) At the Exchange Date, the Original Trust will have good and marketable title to the Original Fund's assets to be transferred to the Successor Fund pursuant to Section 1 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Successor Trust will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Trust and accepted by the Successor Trust.

         (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Original Fund and, subject to the approval of the shareholders of the Original Fund, this Agreement constitutes a valid and binding obligation of the Original Trust on behalf of the Original Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

         (n) The information furnished by the Original Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

         3. THE SUCCESSOR TRUST'S REPRESENTATIONS AND WARRANTIES. The Successor Trust represents and warrants to and agrees with the Original Trust as follows:

         (a) The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement on behalf of the Successor Fund.

         (b) The Successor Trust is registered as an open-end management investment company and adopts the Registration Statement of the Original Trust and the Original Fund, for purposes of the 1933 Act.


         (c) At the Exchange Date, the Successor Fund Shares to be issued to the Original Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Successor Trust. No Successor Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.


         (d) The current prospectuses and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Successor Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Successor Trust is a party or by which it is bound.

         (f) Except as otherwise disclosed in writing to the Original Trust and accepted by the Original Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Successor Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Successor Trust to carry out the transactions contemplated by this Agreement. The Successor Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

         (g) The Successor Fund has no known liabilities of a material amount, contingent or otherwise.

         (h) At the Exchange Date there has not been any material adverse change in the Successor Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Successor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Original Trust. For the purposes of this subparagraph (h), a decline in the net asset value of the Successor Fund shall not constitute a material adverse change.

         (i) At the Exchange Date, all federal and other tax returns and reports of the Successor Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Successor Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

         (j) For each fiscal year of its operation, the Successor Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains required to so qualify.

         (k) All issued and outstanding Successor Fund Shares are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Successor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

         (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Trust, and this Agreement constitutes a valid and binding obligation of the Successor Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.


         (m) The Successor Fund Shares to be issued and delivered to the Original Trust, for the account of the Original Fund shareholders, pursuant to the terms of this Agreement will, at the Exchange Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, and will be fully paid and non-assessable.


         (n) The information furnished by the Successor Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

         4. THE SUCCESSOR TRUST'S CONDITIONS PRECEDENT. The obligations of the Successor Trust hereunder shall be subject to the following conditions:

         (a) The Original Trust shall have furnished to the Successor Trust a statement of the Original Fund's assets, including a list of securities owned by the Original Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

         (b) As of the Exchange Date, all representations and warranties of the Original Trust on behalf of the Original Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Original Trust on behalf of the Original Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

         (c) For the Original Trust, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been duly adopted by the shareholders of the Original Fund.

         (d) The Successor Trust shall have received on the Exchange Date an opinion of Ropes & Gray, counsel to the Original Trust, dated as of the Exchange Date, in a form satisfactory to the Successor Trust covering the following points:


                  (i) The Original Fund is a separate investment series of a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.


                  (ii) The Original Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (iii) This Agreement has been duly authorized, executed and delivered by the Original Trust and, assuming due authorization, execution, and delivery of this Agreement by the Successor Trust, is a valid and binding obligation of the Original Fund enforceable against the Original Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.


                  (iv)

The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Original Trust's Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Original Trust is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Original Trust is a party or by which it is bound.



(v) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Original Trust or the Original Fund or any of their respective properties or assets and the Original Trust and the Original Fund are neither parties to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects their business other than as previously disclosed in the proxy materials.



Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Ropes & Gray appropriate to render the opinions expressed therein.

         5. THE ORIGINAL TRUST'S CONDITIONS PRECEDENT. The obligations of the Original Trust hereunder shall be subject to the following conditions: (a) that as of the Exchange Date all representations and warranties of the Successor Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Successor Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

         (b) The Original Trust shall have received on the Exchange Date an opinion from Sullivan & Worcester LLP, counsel to the Successor Trust, dated as of the Exchange Date, in a form reasonably satisfactory to the Original Trust, covering the following points:

                  (i) The Successor Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (ii) The Successor Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (iii) This Agreement has been duly authorized, executed, and delivered by the Successor Trust and, assuming due authorization, execution and delivery of this Agreement by the Original Trust, is a valid and binding obligation of the Successor Fund enforceable against the Successor Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.


                  (iv) The Successor Fund Shares to be issued and delivered to the Original Trust on behalf of the Original Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Successor Fund has any preemptive rights in respect thereof.

                  (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Successor Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and as may be required under state securities laws.


                  (vi) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Successor Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Successor Trust is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Successor Trust is a party or by which it is bound.

                  (vii) Only insofar as they relate to the Successor Trust and the Successor Fund, the descriptions in the proxy materials of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (viii) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Successor Trust and the Successor Fund, existing on or before the effective date of the proxy materials or the Exchange Date required to be described in the proxy materials which are not described or filed as required.

                  (ix)  To the  knowledge  of such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Successor Trust or any of its properties or assets and the Successor Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the proxy materials.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         6. THE SUCCESSOR TRUST'S AND THE ORIGINAL TRUST'S CONDITIONS PRECEDENT. The obligations of both the Successor Trust and the Original Trust hereunder as to the Successor Fund and the Original Fund respectively, shall be subject to the following conditions:

         (a) The receipt of such authority, including "no-action" letters and orders from the Commission or state securities commissions, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

         (b) The Successor Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees of the Successor Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

         (c) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         (d) All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Original Fund, provided that either party hereto may for itself waive any of such conditions.

         (e) The parties shall have  received a favorable  opinion of Sullivan &
Worcester  LLP  addressed  to  the  Successor   Trust  and  the  Original  Trust
substantially to the effect that for federal income tax purposes:


                  (i) The transfer of all of the Original Fund assets in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Original Fund followed by the distribution of the Successor Fund Shares to the Original Fund shareholders in dissolution and liquidation of the Original Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Successor Fund and the Original Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.


                  (ii) No gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Original Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund.

                  (iii) No gain or loss will be recognized by the Original Fund upon the transfer of the Original Fund assets to the Successor Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Original Fund or upon the distribution (whether actual or constructive) of the Successor Fund Shares to Original Fund shareholders in exchange for their shares of the Original Fund.


                  (iv) No gain or loss will be recognized by the Original Fund shareholders upon the exchange of their Original Fund shares for the Successor Fund Shares in liquidation of the Original Fund.

                  (v) The aggregate tax basis for the Successor Fund Shares received by each Original Fund shareholder pursuant to the transactions contemplated by this Agreement will be the same as the aggregate tax basis of the Original Fund shares held by such shareholder immediately prior to the transactions contemplated by this Agreement, and the holding period of the Successor Fund Shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder (provided the Original Fund shares were held as capital assets on the date of the transactions contemplated by this Agreement).


                  (vi) The tax basis of the Original Fund assets acquired by the Successor Fund will be the same as the tax basis of such assets to the Original Fund immediately prior to the transactions contemplated by this Agreement, and the holding period of the assets of the Original Fund in the hands of the Successor Fund will include the period during which those assets were held by the Original Fund.

         Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Original Fund may waive the conditions set forth in this Section 6.

         7. INDEMNIFICATION. The Successor Trust hereby agrees with the Original Trust and each Trustee of the Original Trust: (i) to indemnify each Trustee of the Original Trust against all liabilities and expenses referred to in the indemnification provisions of the Original Trust's organizational documents, to the extent provided therein, incurred by any Trustee of the Original Trust; and
(ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of the Original Trust against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Original Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Original Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

         8. TERMINATION OF AGREEMENT. As to the Original Fund and the Successor Fund, this Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Original Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Original Trust or the Board of Trustees of the Successor Trust, make proceeding with this Agreement inadvisable.

         As to the Original Fund and the Successor Fund, if this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Successor Trust or the Trustees, officers or shareholders of the Original Trust, in respect of this Agreement.

         9. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Trustees of the Successor Trust, and any of the conditions set forth in Section 5 may be waived by the Board of Trustees of the Original Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Original Trust and the Board of Trustees of the Successor Trust in such manner as may be mutually agreed upon in writing by such Trustees if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

     10. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

         11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Original Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

         12. CAPACITY OF TRUSTEES, ETC. With respect to both the Original Trust and the Successor Trust, the names used herein refer respectively to the Trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts in the case of the Original Trust and Delaware, in the case of the Successor Trust, which are hereby referred to and are also on file at the principal offices of the Original Trust or, as the case may be, the Successor Trust. The obligations of the Original Trust or of the Successor Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Original Trust or the Successor Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Original Trust or, as the case may be, the Successor Trust personally, but bind only the trust property, and all persons dealing with any Original Fund of the Original Trust or any Successor Fund of the Successor Trust must look solely to the trust property belonging to such Original Fund or, as the case may be, Successor Fund for the enforcement of any claims against the Original Fund or, as the case may be, Successor Fund.

         13.      COUNTERPARTS.               This Agreement may be executed in
counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         IN WITNESS WHEREOF, the Original Trust and the Successor Trust have caused this Agreement and Plan of Conversion and Termination to be executed as of the date above first written.

                                                MENTOR FUNDS on behalf of
                                                Mentor Short-Duration Income
                                                Portfolio



ATTEST:_______________________                  By:    /s/Michael H. Koonce
                                                       --------------------
                                                Title: Secretary




                                                EVERGREEN FIXED INCOME TRUST
                                                on behalf of Evergreen
                                                Short-Duration Income Fund




ATTEST:_______________________                  By:      /s/Anthony J. Fischer
                                                         ----------------------
                                                         Title:  President

                                                                   EXHIBIT B


                                 MANAGEMENT OF EVERGREEN TRUST

Evergreen Trust is supervised by a Board of Trustees that is responsible for representing the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Successor Fund's activities, reviewing, among other things, the Successor Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services.


         Evergreen Trust has an Executive Committee which consists of the Chairman of the Board, James Howell, and Messrs. Scofield and Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board meetings and acts on routine matters between scheduled Board meetings.


         Set forth below are the Trustees and officers of Evergreen Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.


Name                                   Position with             Principal Occupations for Last Five Years
                                       Trust

Laurence B. Ashkin                     Trustee                   Real estate developer and construction
(DOB: 2/2/28)                                                    consultant; and President of Centrum

                                                                 Equities (real estate development) and
                                                                 Centrum Properties, Inc. (real estate
                                                                 development).
Charles A. Austin III                  Trustee                   Investment Counselor to Appleton
(DOB: 10/23/34)                                                   Partners, Inc. (investment
                                                                 advice); former
                                                                 Director,
                                                                 Executive  Vice
                                                                 President   and
                                                                 Treasurer,
                                                                 State    Street
                                                                 Research      &
                                                                 Management
                                                                 Company
                                                                 (investment
                                                                 advice);
                                                                 Director,   The
                                                                 Andover
                                                                 Companies
                                                                 (Insurance);
                                                                 and    Trustee,
                                                                 Arthritis
                                                                 Foundation   of
                                                                 New England.









K. Dun Gifford                         Trustee                   Trustee, Treasurer and Chairman of the
(DOB:  10/12/38)                                                 Finance Committee, Cambridge College;

                                                                 Chairman
                                                                 Emeritus    and
                                                                 Director,
                                                                 American
                                                                 Institute    of
                                                                 Food and  Wine;
                                                                 Chairman    and
                                                                 President,
                                                                 Oldways
                                                                 Preservation
                                                                 and    Exchange
                                                                 Trust
                                                                 (education);
                                                                 former Chairman
                                                                 of  the  Board,
                                                                 Director,   and
                                                                 Executive  Vice
                                                                 President,  The
                                                                 London  Harness
                                                                 Company
                                                                 (leather  goods
                                                                 purveyor);
                                                                 former Managing
                                                                 Partner,
                                                                 Roscommon
                                                                 Capital  Corp.;
                                                                 former    Chief
                                                                 Executive
                                                                 Officer,
                                                                 Gifford   Gifts
                                                                 of Fine  Foods;
                                                                 former
                                                                 Chairman,
                                                                 Gifford,
                                                                 Drescher      &
                                                                 Associates
                                                                 (environmental
                                                                 consulting).
James S. Howell                        Chairman of               Former Chairman of the Distribution
(DOB: 8/13/24)                         the Board of              Committee, Foundation for the Carolinas;

                                       Trustees                  and former Vice President of Lance Inc.
                                                                 (food manufacturing).
Leroy Keith, Jr.                       Trustee                   Chairman of the Board and Chief
(DOB:  2/14/39)                                                  Executive Officer, Carson Products

                                                                 Company
                                                                 (manufacturing);
                                                                 Director     of
                                                                 Phoenix   Total
                                                                 Return Fund and
                                                                 Equifax,   Inc.
                                                                 (worldwide
                                                                 information
                                                                 management);
                                                                 Trustee      of
                                                                 Phoenix  Series
                                                                 Fund,   Phoenix
                                                                 Multi-Portfolio
                                                                 Fund,  and  The
                                                                 Phoenix     Big
                                                                 Edge     Series
                                                                 Fund;       and
                                                                 former
                                                                 President,
                                                                 Morehouse
                                                                 College.

Gerald M. McDonnell                    Trustee                   Sales Representative with Nucor-Yamoto,
(DOB:  7/14/39)                                                  Inc. (steel producer).
Thomas L. McVerry                      Trustee                   Former Vice President and Director of
(DOB:  8/2/39)                                                   Rexham Corporation (manufacturing); and
                                                                 former Director of Carolina Cooperative
                                                                 Federal Credit Union.
William Walt Pettit                    Trustee                   Partner in the law firm of William Walt
(DOB:  8/26/55)                                                  Pettit, P.A.








David M. Richardson                    Trustee                   Vice Chair and former Executive Vice
(DOB:  9/14/41)                                                  President, DHR International, Inc.

                                                                 (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc.
                                                                 (executive recruitment); and Director,
                                                                 Commerce and Industry Association of
                                                                 New Jersey, 411 International, Inc.
                                                                 (communications), and J&M Cumming

                                                                 Paper Co.
Russell A. Salton, III, MD             Trustee                   Medical Director, U.S. Health Care/Aetna
(DOB:  6/2/47)                                                   Health Services; former Managed Health

                                                                 Care Consultant; and former
                                                                 President, Primary Physician Care.
Michael S. Scofield                     Vice              Attorney, Law Offices of Michael S.
(DOB:  2/20/43)                        Chairman of               Scofield.
                                       the Board of
                                       Trustees

Richard J. Shima                       Trustee                   Former Chairman, Environmental
(DOB:  8/11/39)                                                  Warranty, Inc. (insurance agency);

                                                                 Executive
                                                                 Consultant,
                                                                 Drake      Beam
                                                                 Morin,     Inc.
                                                                 (executive
                                                                 outplacement);
                                                                 Director     of
                                                                 Connecticut
                                                                 Natural     Gas
                                                                 Corporation,
                                                                 Hartford
                                                                 Hospital,   Old
                                                                 State     House
                                                                 Association,
                                                                 Middlesex
                                                                 Mutual
                                                                 Assurance
                                                                 Company
                                                                 (property
                                                                 casualty
                                                                 insurance), and
                                                                 Enhance
                                                                 Financial
                                                                 Services,  Inc.
                                                                 (financial
                                                                 guaranty
                                                                 insurance);
                                                                 Chairman, Board
                                                                 of    Trustees,
                                                                 Hartford
                                                                 Graduate
                                                                 Center;
                                                                 Trustee,
                                                                 Greater
                                                                 Hartford  YMCA;
                                                                 former
                                                                 Director,  Vice
                                                                 Chairman    and
                                                                 Chief
                                                                 Investment
                                                                 Officer,    The
                                                                 Travelers
                                                                 Corporation;
                                                                 former Trustee,
                                                                 Kingswood-
                                                                 Oxford  School;
                                                                 and      former
                                                                 Managing
                                                                 Director    and
                                                                 Consultant,
                                                                 Russell Miller,
                                                                 Inc.
                                                                 (investment
                                                                 banking
                                                                 specializing in
                                                                 the   insurance
                                                                 industry).

Anthony J. Fischer*                    President and             Vice President/Client Services, BISYS
(DOB:  2/10/59)                        Treasurer                 Fund Services.









Nimish S. Bhatt**                      Vice President             Vice President,
(DOB:  6/6/63)                         and Assistant             Tax, BISYS Fund Services; Assistant Vice
                                       Treasurer                 President,
                                                                 Evergreen Asset
                                                                 Management
                                                                 Corp./First
                                                                 Union  National
                                                                 Bank;    former
                                                                 Senior      Tax
                                                                 Consulting/Acting
                                                                 Manager,
                                                                 Investment
                                                                 Companies
                                                                 Group,
                                                                 PricewaterhouseCoopers
                                                                 LLP, New York.
Bryan Haft**                           Vice President            Team Leader, Fund Administration, BISYS
(DOB:  1/23/65)                                                  Fund Services.
Michael H. Koonce                      Secretary                 Senior Vice President and Assistant
(DOB:  4/20/60)                                                  General Counsel, First Union Corporation;
                                                                 former Senior Vice President and General
                                                                 Counsel, Colonial Management
                                                                  Associates, Inc.

*Address:  BISYS , 90 Park Avenue, New York, New York 10016
**Address:  BISYS, 3435 Stelzer Road, Columbus, Ohio  43219-8001


Trustee Compensation

         Listed below is the Trustee compensation paid by the Evergreen Trust and the other trusts in the Evergreen Fund Complex for the twelve months ended April 30, 1999. The Trustees do not receive pension or retirement benefits from the Funds.


                                                                  Total
                                                                  Compensation from
                                     Aggregate                    the Trust and Fund
                                     Compensation                 Complex Paid to
              Trustee                from the Trust               Trustees*

Laurence B. Ashkin                   $2,414                       $75,000
Charles A. Austin, III               $2,414                       $75,000
K. Dun Gifford                       $2,345                       $72,500
James S. Howell                      $3,040                       $97,500
Leroy Keith, Jr.                     $2,345                       $72,500
Gerald M. McDonnell                  $2,414                       $75,000








Thomas L. McVerry                    $2,758                       $86,000
William Walt Pettit                  $2,523                       $72,500
David M. Richardson                  $2,150                       $71,875
Russell A. Salton, III               $2,414                       $77,500
MD
Michael S. Scofield                  $2,500                       $77,500
Richard J. Shima                     $2,345                       $72,500


*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended April 30, 1999. The amounts listed below will be payable in later years to the respective Trustees:


Austin                     $11,250
Howell                     $77,600
McDonnell                  $75,000
McVerry                    $86,000
Pettit                     $72,500
Salton                     $77,000
Scofield                   $11,250

                                                                  EXHIBIT C

                                                   MENTOR FUNDS

                                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

"S":  Fundamental Restriction to be Standardized

"R":  Fundamental Restriction to be Reclassified as Non-Fundamental


          Topic                                   MENTOR SHORT-DURATION INCOME
                                                  PORTFOLIO

1.        Diversification                         The Portfolio may not purchase any security (other
          (S)                                     than obligations of the U.S. Government, its agencies

                                                  or  instrumentalities) if as a
                                                  result  more  than  5% of  the
                                                  Portfolio's    total    assets
                                                  (taken at current value) would
                                                  then be invested in securities
                                                  of a single  issuer;  provided
                                                  that  this  restriction  shall
                                                  apply  only  as to 75% of such
                                                  Portfolio's total assets.


                                                  The  Portfolio may not acquire
                                                  more  than  10% of the  voting
                                                  securities of any issuer.

2.        Concentration                           The Portfolio may not purchase any security (other
          (S)                                     than obligations of the U.S. Government, its agencies

                                                  or instrumentalities) if as a result  more than 25% of
                                                  the Portfolio's total assets (taken at current value)
                                                  would be invested in a single industry.

3.        Issuing Senior Securities               The Portfolio may not issue any securities which are
          (S)                                     senior to the Portfolio's shares as described herein and
                                                  in the relevant prospectus, except that the Portfolio
                                                  may borrow money to the extent contemplated by the
                                                  restriction on borrowing below.  (See "Borrowing.")

4.        Borrowing (Including                    The Portfolio may not borrow more than 33 1/3% of
          Reverse  Repurchase                     the value of its total assets less all liabilities
          Agreements)                             and indebtedness  (other than such  borrowings)  not
          (S)                                     represented by senior securities.

5.        Underwriting Securities of              The Portfolio may not act as underwriter of securities
          Other Issuers                           of other issuers except to the extent that, in connection
          (S)                                     with the disposition of portfolio securities, it may be
                                                  deemed to be an underwriter under certain federal
                                                  securities laws.








6.        Real Estate                             The Portfolio may not purchase or sell real estate or
          (S)                                     interests in real estate, including real estate mortgage
                                                  loans,    although    it   may
                                                  purchase  and sell  securities
                                                  which  are   secured  by  real
                                                  estate   and   securities   of
                                                  companies  that invest or deal
                                                  in real estate (or real estate
                                                  or     limited     partnership
                                                  interests).  (For  purposes of
                                                  this restriction,  investments
                                                  by    the     Portfolio     in
                                                  mortgage-backed securities and
                                                  other securities  representing
                                                  interests  in  mortgage  pools
                                                  shall   not   constitute   the
                                                  purchase   or   sale  of  real
                                                  estate  or  interests  in real
                                                  estate or real estate mortgage
                                                  loans.)
7.        Commodities                             The Portfolio may not purchase or sell commodities or
          (S)                                     commodity contracts, except that the Portfolio may
                                                  purchase  or  sell   financial
                                                  futures contracts,  options on
                                                  financial  futures  contracts,
                                                  and futures contracts, forward
                                                  contracts,  and  options  with
                                                  respect to foreign currencies,
                                                  and  may   enter   into   swap
                                                  transactions.
8.        Loans to Others                         The Portfolio may not make loans, except by purchase
          (S)                                     of debt obligations in which the Portfolio may invest
                                                  consistent with its investment
                                                  policies,   by  entering  into
                                                  repurchase   agreements   with
                                                  respect  to not more  than 25%
                                                  of its total assets  (taken at
                                                  current value), or through the
                                                  lending   of   its   portfolio
                                                  securities with respect to not
                                                  more  than  25% of  its  total
                                                  assets.
9.        Short Sales                             The Portfolio may not make short sales of securities or
          (R)                                     maintain a short position, unless at all times when a
                                                  short  position  is  open,  it
                                                  owns an equal  amount  of such
                                                  securities    or    securities
                                                  convertible       into      or
                                                  exchangeable,  without payment
                                                  of any further  consideration,
                                                  for  securities  of  the  same
                                                  issue as,  and equal in amount
                                                  to, the securities  sold short
                                                  ("short                   sale
                                                  against-the-box"),  and unless
                                                  not  more   than  25%  of  the
                                                  Portfolio's  net assets (taken
                                                  at  current  value) is held as
                                                  collateral  for such  sales at
                                                  any one time.








10.       Margin Purchases                        The Portfolio may not purchase securities on margin
          (R)                                     (but the Portfolio may obtain such short-term credits as
                                                  may  be   necessary   for  the
                                                  clearance  of   transactions).
                                                  (Margin payments in connection
                                                  with  transactions  in futures
                                                  contracts,  options, and other
                                                  financial  instruments are not
                                                  considered to  constitute  the
                                                  purchase  of   securities   on
                                                  margin for this purpose.)

11.       Unseasoned Issuers                      The Portfolio may not purchase any security if as a
          (R)                                     result the Portfolio would then have more than 5% of
                                                  its  total  assets  (taken  at
                                                  current  value)   invested  in
                                                  securities     of    companies
                                                  (including  predecessors) less
                                                  than three years old.

12.       Officers' and Directors'                The Portfolio may not invest in securities of any issuer
          Ownership of Shares                     if, to the knowledge of the Trust, any officer or Trustee
          (R)                                     of the Trust or of Mentor Investment Advisors, LLC as
                                                  the  case  may be,  owns  more
                                                  than   1/2   of  1%   of   the
                                                  outstanding securities of such
                                                  issuer,  and such officers and
                                                  Trustees who own more than 1/2
                                                  of 1%  own  in  the  aggregate
                                                  more    than    5%   of    the
                                                  outstanding securities of such
                                                  issuer.
13.       Control or Management                   The Portfolio may not make investments for the
          (R)                                     purpose of exercising control or management.

14.       Oil, Gas and Minerals                   The Portfolio may not invest in interests in oil, gas or
          (R)                                     other mineral exploration or development programs or
                                                  leases, although it may invest
                                                  in  the   common   stocks   of
                                                  companies  that  invest  in or
                                                  sponsor such programs.


                                                                    EXHIBIT D

                                       AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ________, 1999, by and between Evergreen Fixed Income Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Short-Intermediate Bond Fund series (the "Acquiring Fund"), and the Trust, with respect to its Evergreen Short-Duration Income Fund series (the "Selling Fund"). For purposes of this Agreement, the Selling Fund shall be deemed to include, as applicable, the Selling Fund's predecessor, Mentor Short-Duration Income Portfolio, a series of Mentor Funds ("Mentor Short- Duration").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class C and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


         WHEREAS,   pursuant  to  an  Agreement  and  Plan  of  Conversion   and
Termination approved by the shareholders of Mentor Short- Duration, on October 15, 1999 Mentor Short-Duration was

reorganized as a series of the Trust.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS,  the  Trustees of the Trust have  determined  that the Selling
Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges

(including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                                    ARTICLE II

                                                     VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B and Class Y shares of the Selling Fund will receive Class A, Class C and Class Y shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                                    ARTICLE III

                                             CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about March 11, 2000 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.


         3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                                    ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Selling Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited semi-annual financial statements of the Selling Fund at March 31, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since March 31, 1999 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund including the shareholders of the Selling Fund and this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the

Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at June 30, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since June 30, 1999 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1      OPERATION IN ORDINARY COURSE.  The Acquiring Fund and
the Selling Fund each will operate its business in the ordinary course  between the date hereof and the Closing Date, it being  understood  that
such  ordinary  course  of  business  will  include   customary   dividends  and
distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Trust's President and Treasurer.

         5.6 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring
Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (h) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.3 No stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.4 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Selling Fund all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.5 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:


                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.


                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.5.

         8.6 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by officers of the Trust who have responsibility for financial and reporting matters, and were found to be mathematically correct; and


                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.


         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.7 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

         8.8 The Board of Trustees of the Trust, subsequent to the vote of the shareholders of Mentor Short-Duration, shall have considered and approved the Reorganization as in the best interests of both the Selling Fund and the Acquiring Fund.

                                                    ARTICLE IX

                                                     EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne equally by the Selling Fund and the Acquiring Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                                     ARTICLE X

                                     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                                    ARTICLE XI

                                                    TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, its Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                                    ARTICLE XII

                                                    AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Acquiring Fund and the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and the Selling Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund as provided in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                     EVERGREEN FIXED INCOME TRUST
                                     ON BEHALF OF EVERGREEN SHORT-
                                     DURATION INCOME FUND

                                     By:

                                     Name:

                                     Title:



                                     EVERGREEN FIXED INCOME TRUST
                                     ON BEHALF OF EVERGREEN SHORT-
                                     INTERMEDIATE BOND FUND

                                     By:

                                     Name:

                                     Title:

                                                       EXHIBIT E

--------------------------------------------------------------------------------
                                   EVERGREEN

                          Short Intermediate Bond Fund
--------------------------------------------------------------------------------

                      Fund at a Glance as of June 30, 1998


Our decision to maintain a "barbell" portfolio throughout most of the fiscal year had a positive impact on performance.




Portfolio
Management
----------

[PHOTO APPEARS HERE]

Thomas L. Ellis
Tenure: January 1989


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

Quality     Duration
            Short       Intermediate      Long
High
Medium                       X
Low

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------
                         Class A  Class B  Class C  Class Y
Inception Date           1/28/89  1/25/93   9/6/94   1/4/91
 .............................................................
Average Annual Returns
 .............................................................
1 year with sales charge   3.60%    1.11%   5.11%     n/a
 .............................................................
1 year w/o sales charge    7.08%    6.11%   6.11%    7.19%
 .............................................................
3 years                    4.93%    4.26%   5.13%    6.22%
 .............................................................
5 years                    4.59%    4.09%    --      5.42%
 .............................................................
Since Inception            7.14%    4.68%   5.83%    7.04%
 .............................................................
Maximum Sales Charge       3.25%    5.00%   1.00%     n/a
                         Front End  CDSC    CDSC
 .............................................................
30-day SEC Yield           5.56%    4.83%   4.83%    5.85%
 .............................................................
12-month distributions
 per share                $0.61    $0.52   $0.52    $0.62
 .............................................................
 *       Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                 CPI             LBITGCBI               Class A Shares
 1/31/89       10,000             10,000                      9,675
 6/30/89       10,248             10,666                     10,275
 6/30/90       10,727             11,500                     10,902
 6/30/91       11,230             12,710                     12,007
 6/30/92       11,577             14,384                     13,524
 6/30/93       11,924             15,893                     14,802
 6/30/94       12,221             15,853                     14,680
 6/30/95       12,593             17,498                     16,034
 6/30/96       12,935             18,374                     16,747
 6/30/97       13,237             19,701                     17,881
 6/30/98       13,468             21,735                     19,147




Comparison of a $10,000 investment in Evergreen Short Intermediate Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN

                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
How did the Fund perform during the fiscal period?
--------------------------------------------------------------------------------

The Evergreen Short Intermediate Bond Fund Class Y shares posted a total return of 7.19% for the fiscal year ending June 30, 1998, while Class A shares had a return of 7.08%. Class B and C shares both had a 6.11% return. The returns are unadjusted for any applicable sales charges. These returns trailed the benchmark Lehman Brothers Intermediate Government/Corporate Bond Index return of 8.50%, but were in line with the 7.20% average return of 94 Short Intermediate Investment Grade Funds tracked by Lipper Analytical Services, an independent mutual fund performance monitoring company.


--------------------------------------------------------------------------------
                                   Portfolio
                                Characteristics
                                ---------------

               Total Net Assets                   $389,015,067
               ...............................................
               Average Credit Quality                       AA
               ...............................................
               Average Maturity                      4.6 years
               ...............................................
               Average Duration                      3.6 years
               ...............................................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What was the investment climate like during the Fund's fiscal period ended June 30, 1998?
--------------------------------------------------------------------------------

The twelve months ending June 30, was a very positive period for fixed income investors. The main event in the financial markets was the crisis in Asia -- dubbed the "Asian Contagion" -- which devalued this region's currencies and caused concern of lower earnings of multi-national U.S. companies. As positive side-effects, however, the situation effectively calmed inflation (by way of lower import prices); initiated a "flight-to-quality" whereby foreign investors flocked to the perceived safety of U.S. securities; and allowed interest rates to trend lower. During the fiscal period, the yield on the bellwether 30-year Treasury Bond declined steadily from 6.78% to 5.63%.

--------------------------------------------------------------------------------
What was your strategy?
--------------------------------------------------------------------------------

Our decision to maintain a "barbell" portfolio throughout most of the fiscal year had a positive impact on performance. A barbell structure is distinguished by holding securities on both ends of the yield curve rather than in the middle. This strategy tends to enhance performance when the yield curve flattens, a scenario which transpired in the second half of the fiscal year as yields on the long end of the curve fell more sharply than those at the short end.

--------------------------------------------------------------------------------
                              PORTFOLIO MATURITY
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[PIE CHART APPEARS HERE]

                               1-5 Years -- 50%
                               5-10 Years -- 33%
                               0-1 Year -- 17%

Our decision to extend duration also enhanced performance. A duration stance longer than that of the benchmark fuels performance during periods of declining interest rates. Duration was increased from 3.0 years to 3.6 years during the twelve months and, as of June 30, duration stood at 108% of the benchmark Lehman Brothers Intermediate Government/Corporate Bond Index. This extended duration positively impacted performance as interest rates trended significantly lower.

--------------------------------------------------------------------------------
                                   EVERGREEN

                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

These strategies were especially effective during the final six months of the fiscal year during which the Fund returned 3.44%. This return outperformed the 3.05% average return of the Lipper short intermediate investment grade funds category during the same period.


--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[PIE CHART APPEARS HERE]

                          Government/Agency -- 43.0%
                          A -- 24.0%
                          AAA -- 21.0%
                          BAA -- 8.0%
                          AA -- 2.0%
                          BA -- 2.0%

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

Although long term market fundamentals remain favorable and support lower interest rates, many troubled foreign economies are showing signs of worsening, which likely would negatively impact U.S. financial markets. As a positive side effect, however, softer foreign economies and declining import prices would likely reward investors with benign inflation and stable interest rates.

As a result, we expect to maintain a duration longer than that of our benchmark in the coming months. On the flip side, should Asian economies continue their downward spiral, U.S. corporate earnings will certainly be adversely affected. In response, we anticipate paring back our weighting of corporate bonds, a sector we feel may underperform going forward.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  CONVERSION OF

                     MENTOR SHORT-DURATION INCOME PORTFOLIO

                                   a series of

                                  MENTOR FUNDS
                              901 East Byrd Street
                            Richmond, Virginia 23219
                                 (800) 869-6042

                                Into a Series of

                          EVERGREEN FIXED INCOME TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

                                       AND

                          ACQUISITION OF THE ASSETS OF

                     MENTOR SHORT-DURATION INCOME PORTFOLIO

                        By and In Exchange For Shares of

                     EVERGREEN SHORT-INTERMEDIATE BOND FUND

                                   a series of

                          EVERGREEN FIXED INCOME TRUST



         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Mentor Short-Duration Income Portfolio ("Mentor Short-Duration"), a series of Mentor Funds, to Evergreen Short- Intermediate Bond Fund ("Evergreen Short-Intermediate"), a series of Evergreen Fixed Income Trust, in exchange for Class A shares (to be issued to holders of Class A shares of Mentor Short- Duration), Class C shares (to be issued to holders of Class B shares of Mentor Short-Duration), and Class Y shares (to be issued to holders of Class Y shares of Mentor Short-Duration) of beneficial interest, $.001 par value per share, of Evergreen Short-Intermediate, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Mentor Short-Duration dated December 15, 1998;

         (2) The Statement of Additional Information of Evergreen Short-Intermediate dated November 1, 1998;

         (3) Annual Report of Mentor Short-Duration for the year ended September 30, 1998;

         (4) Semi-Annual Report of Mentor Short-Duration for the six month period ended March 31, 1999;

         (5) Annual Report of Evergreen Short-Intermediate for the year ended June 30, 1998;

         (6) Semi-Annual Report of Evergreen Short-Intermediate for the six month period ended December 31, 1998; and

         (7) Pro-Forma Combining Financial Statements for December 31, 1998 and the twelve months then ended (unaudited).

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Evergreen Short-Intermediate and Mentor Short-Duration dated August 27, 1999. A copy of the Prospectus/Proxy Statement may be obtained without charge by writing to Evergreen Short-Intermediate or Mentor Short-Duration at the addresses set forth above or by calling toll free 1-800- 645-7816.

         The date of this  Statement  of  Additional  Information  is August 27,
1999.






                                 MENTOR FUNDS


                      STATEMENT OF ADDITIONAL INFORMATION

          (MENTOR GROWTH PORTFOLIO, MENTOR PERPETUAL GLOBAL PORTFOLIO,
                        MENTOR CAPITAL GROWTH PORTFOLIO,
         MENTOR BALANCED PORTFOLIO, MENTOR INCOME AND GROWTH PORTFOLIO,
                       MENTOR MUNICIPAL INCOME PORTFOLIO,
    MENTOR QUALITY INCOME PORTFOLIO, MENTOR SHORT-DURATION INCOME PORTFOLIO,
                          MENTOR HIGH INCOME PORTFOLIO)

                               December 15, 1998

     Mentor Funds (the "Trust") is an open-end series investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the relevant prospectus of the Trust. A copy of a prospectus in respect of a Portfolio can be obtained upon request by writing to Mentor Services Company, Inc., at 901 East Byrd Street, Richmond, Virginia 23219, or by calling Mentor Services Company at 1-800-869-6042.

     This Statement is in parts. Part I contains information with respect to Mentor Capital Growth Portfolio, Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, Mentor Income and Growth Portfolio, and Mentor Perpetual Global Portfolio. Part II contains information with respect to Mentor Growth Portfolio, Mentor Short-Duration Income Portfolio, and Mentor Balanced Portfolio. Part III contains information with respect to Mentor High Income Portfolio. Part IV provides general information with respect to the Trust and all of the Portfolios.

                              TABLE OF CONTENTS


Introduction .............................................................................    ii
PART I ...................................................................................     1
  Investment Restrictions ................................................................     1
PART II ..................................................................................     4
  Investment Restrictions ................................................................     4
PART III .................................................................................     7
  Investment Restrictions ................................................................     7
PART IV ..................................................................................     8
  Certain Investment Techniques ..........................................................     8
  Management of the Trust ................................................................    27
  Principal Holders of Securities ........................................................    30
  Investment Advisory Services ...........................................................    31
  Administrative Services ................................................................    33
  Shareholder Servicing Plan .............................................................    35
  Brokerage Transactions .................................................................    36
  How to Buy Shares ......................................................................    39
  Distribution ...........................................................................    39
  Determining Net Asset Value ............................................................    40
  Redemptions in Kind ....................................................................    42
  Taxes ..................................................................................    42
  Independent Accountants ................................................................    46
  Custodian ..............................................................................    46
  Performance Information ................................................................    47
  Equivalent Yields: Tax-exempt Versus Taxable Securities for the Municipal Income
  Portfolio ..............................................................................    49
  Mentor Municipal Income Portfolio -- Federal Taxable Equivalent Yield Table-1998 Rates .    50
  Members of Investment Management Teams .................................................    51
  Performance Comparisons ................................................................    54
  Shareholder Liability ..................................................................    59

                                 INTRODUCTION

     Mentor Funds is a Massachusetts business trust organized on January 20, 1992 as Cambridge Series Trust. This Statement relates to the following nine portfolios of the Trust (collectively, the "Portfolios" and each individually, the "Portfolio"): Mentor Growth Portfolio (the "Growth Portfolio"); Mentor Quality Income Portfolio (the "Quality Income Portfolio"); Mentor Balanced Portfolio (the "Balanced Portfolio"); Mentor Capital Growth Portfolio (the "Capital Growth Portfolio"); Mentor Perpetual Global Portfolio (the "Global Portfolio"); Mentor Income and Growth Portfolio (the "Income and Growth Portfolio"); Mentor Municipal Income Portfolio (the "Municipal Income Portfolio"); Mentor Short-Duration Income Portfolio (the "Short-Duration Income Portfolio"); and Mentor High Income Portfolio ("the High Income Portfolio"). Each Portfolio has three classes of shares of beneficial interest, Class A shares, Class B shares, and Class Y (Institutional) shares.

     With respect to the investment restrictions described below, all percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in the Prospectus in respect of a Portfolio, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objective without shareholder approval.

     The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                    PART I

     The following information relates to each of the Capital Growth, Quality Income, Municipal Income, Income and Growth, and the Global Portfolios, except where otherwise noted.


                            INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of a
Portfolio:

       1. (not applicable to the Quality Income Portfolio) The Portfolios will not issue senior securities except that a Portfolio (other than the Municipal Income Portfolio) may borrow money directly or through reverse repurchase agreements in amounts of up to one-third of the value of its net assets, including the amount borrowed; and except to the extent that a Portfolio may enter into futures contracts. The Municipal Income Portfolio may borrow money from banks for temporary purposes in amounts of up to 5% of its total assets. The Portfolios will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Portfolio by enabling it to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolios will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Quality Income Portfolio will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. Notwithstanding this restriction, the Portfolios may enter into when-issued and delayed delivery transactions.

       2. The Portfolios will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by a Portfolio of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

       3. (not applicable to the Quality Income Portfolio) The Portfolios will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases the Portfolios may pledge assets having a value of 10% of assets taken at cost. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and
   (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indexes) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Portfolio's assets. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

       4. The Portfolios will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. (The Municipal Income Portfolio will not lend portfolio securities.) This shall not prevent a Portfolio from purchasing or holding U.S. government obligations, money market instruments, variable amount demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Portfolio's investment objective, policies and limitations or Declaration of Trust. The Municipal Income Portfolio will not make loans except to the extent the obligations the Portfolio may invest in are considered to be loans.

       5. The Portfolios (other than the Quality Income Portfolio) will not invest more than 10% of the value of their net assets in restricted securities; the Quality Income Portfolio will not invest more than 15% of the value of its net assets in restricted securities.

       6. None of the Portfolios will invest in commodities, except to the extent that the Portfolios may engage in transactions involving futures contracts or options on futures contracts, and except to the extent the securities the Municipal Income Portfolio invests in are considered interests in commodities or commodities contracts or to the extent the Portfolio exercises its rights under agreements relating to such municipal securities.

       7. None of the Portfolios will purchase or sell real estate, including limited partnership interests, except to the extent the securities the Income and Growth Portfolio and Municipal Income Portfolio may invest in are considered to be interests in real estate or to the extent the Municipal Income Portfolio exercises its rights under agreements relating to such municipal securities (in which case the Portfolio may liquidate real estate acquired as a result of a default on a mortgage), although the Portfolios may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

       8. With respect to 75% of the value of its respective total assets, a Portfolio will not purchase securities issued by any one issuer (other than cash or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. A Portfolio will not acquire more than 10% of the outstanding voting securities of any one issuer.

       9. A Portfolio will not invest 25% or more of the value of its respective total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). As described in the Trust's Prospectus, the Municipal Income Portfolio may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, that Portfolio will not invest more than 25% of its assets in industrial development bonds in a single industry except as described in the Trust's Prospectus.

       10. A Portfolio will not underwrite any issue of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

       11. The Quality Income Portfolio will not issue any class of securities which are senior to the Portfolio's shares except that the Portfolio may borrow money as contemplated by the following restriction.

       12. The Quality Income Portfolio will not borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

     In addition, the following practices are contrary to the current policy of each of the Portfolios (except as otherwise noted), and may be changed without shareholder approval: investing in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

                                    PART II

     The following information relates to each of the Balanced, Growth, and Short-Duration Income Portfolios, except where otherwise noted.


                            INVESTMENT RESTRICTIONS

     As fundamental investment restrictions, which may not be changed with respect to a Portfolio without a vote of a majority of the outstanding shares of that Portfolio, a Portfolio may not:

       1. Issue any securities which are senior to the Portfolio's shares as described herein and in the relevant prospectus, except that each of the Portfolios other than the Growth Portfolio may borrow money to the extent contemplated by Restriction 4 below.

       2. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

       3. Make short sales of securities or maintain a short position, unless at all times when a short position is open, it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sale against-the-box"), and unless not more than 25% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

       4. (Growth Portfolio) Borrow money or pledge its assets except that a Portfolio may borrow from banks for temporary or emergency purposes (including the meeting of redemption requests which might otherwise require the untimely disposition of securities) in amounts not exceeding 10% (taken at the lower of cost or market value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; provided that a Portfolio will not purchase additional portfolio securities when such borrowings exceed 5% of its total assets. (Collateral or margin arrangements with respect to options, futures contracts, or other financial instruments are not considered to be pledges.)

       (All other Portfolios included in Part II) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

       5. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       6. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old or (in the case of Growth Portfolio) in equity securities for which market quotations are not readily available.

       7. (as to the Growth Portfolio only) Purchase any security if as a result the Portfolio would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

       8. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry; provided that the restriction set out in (i) above shall apply, in the case of each Portfolio other than the Growth Portfolio, only as to 75% of such Portfolio's total assets.

       9. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or of Mentor Investment Advisors, LLC as the case may be, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

       10. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (or, in the case of any Portfolio other than the Growth Portfolio, real estate or limited partnership interests). (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

       11. Make investments for the purpose of exercising control or management.

       12. (as to the Growth Portfolio only) Participate on a joint or a joint and several basis in any trading account in securities.

       13. (as to the Growth Portfolio only) Purchase any security restricted as to disposition under federal securities laws if as a result more than 5% of the Portfolio's total assets (taken at current value) would be invested in restricted securities.

       14. (as to the Growth Portfolio only) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

       15. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs.

       16. (as to the Growth Portfolio only) Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Portfolio's assets,) and (ii) loans of portfolio securities (limited to 33% of the Portfolio's total assets).

       17. (as to the Growth Portfolio only) Purchase foreign securities or currencies except foreign securities which are American Depository Receipts listed on exchanges or otherwise traded in the United States and certificates of deposit, bankers' acceptances and other obligations of foreign banks and foreign branches of U.S. banks if, giving effect to such purchase, such obligations would constitute less than 10% of the Trust's total assets (at current value).

       18. (as to the Growth Portfolio only) Purchase warrants if as a result the Portfolio would then have more than 5% of its total assets (taken at current value) invested in warrants.

       19. (as to each Portfolio other than the Growth Portfolio) Acquire more than 10% of the voting securities of any issuer.

       20. (as to each Portfolio other than the Growth Portfolio) Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

       21. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions. (This restriction applies to the Growth Portfolio.)

     In addition, it is contrary to the current policy of each of the Portfolios, which policy may be changed without shareholder approval, to invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

                                    PART III

   The following information relates to the High Income Portfolio.


                            INVESTMENT RESTRICTIONS

     As fundamental investment restrictions, which may not be changed with respect to the Portfolio without approval by the holders of a majority of the outstanding shares of the Portfolio, the Portfolio may not:

       1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of such Portfolio's total assets, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets would be invested in a single industry.

       2. Acquire more than 10% of the voting securities of any issuer.

       3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       4. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except as contemplated by restriction 6 below.

       5. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

       6. Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings)

       7. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

       8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

     In addition, it is contrary to the current policy of the Portfolio, which policy may be changed without shareholder approval, to invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more then seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in securities described in (a), (b), and (c).

                                    PART IV

     All percentage limitations on investments (including those described in Parts I, II, and III above) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus with respect to a Portfolio, the other investment policies described in this Statement or in a Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objective without shareholder approval.

     The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     All information with respect to fees, expenses, and performance (except where otherwise indicated) is based on a Portfolio's fiscal year end. All of the Portfolios have a September 30 fiscal year end. Certain information with respect to certain Portfolios is given for partial fiscal years. See "Financial Highlights" in the Trust's prospectuses for information concerning the commencement of operations of each of the Portfolios.


                         CERTAIN INVESTMENT TECHNIQUES

     Set forth below is information concerning certain investment techniques in which one or more of the Portfolios may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to a Portfolio. See the Prospectus relating to a particular Portfolio for a description of the investment techniques generally applicable to that Portfolio. For purposes of this section, a Portfolio's investment adviser or subadviser (if any) is referred to as an "Adviser".


OPTIONS

     A Portfolio may purchase and sell put and call options on its portfolio securities to enhance investment performance or to protect against changes in market prices.

     COVERED CALL OPTIONS. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

     In return for the premium received when it writes a covered call option, a Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

     A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

     COVERED PUT OPTIONS. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

     A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

     A Portfolio may also purchase put and sell options to enhance its current return.

     OPTIONS ON FOREIGN SECURITIES. A Portfolio may purchase and sell options on foreign securities if in the opinion of its Adviser the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that a Portfolio's Adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's Adviser to forecast market and interest rate movements correctly.

     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when its Adviser believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Portfolio's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Portfolio and other clients of the Portfolio's Adviser may be considered such a group. These position limits may restrict the Portfolio's ability to purchase or sell options on particular securities.

     Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

     Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Portfolio's use of options.


FUTURES CONTRACTS

     In order to hedge against the effects of adverse market changes a Portfolio that may invest in debt securities may buy and sell futures contracts on debt securities of the type in which the Portfolio may invest and on indexes of debt securities. In addition, a Portfolio that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. A Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase its current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

     FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of a Portfolio's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Portfolio's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

     Hedging by use of futures on debt securities seeks to establish with more certainty than would otherwise be possible the effective rate of return on securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of securities may substantially be offset by appreciation in the value of the futures position.

     On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent purchase.

     Successful use by a Portfolio of futures contracts on debt securities is subject to its Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     A Portfolio may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Portfolio when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

     INDEX FUTURES CONTRACTS AND OPTIONS. A Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. (Debt index futures in which the Portfolios are presently expected to invest are not now available, although such futures contracts are expected to become available in the future.) A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     For example, the Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

     A Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

     OPTIONS ON STOCK INDEX FUTURES. Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     OPTIONS ON INDICES. As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may
be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

     A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

     When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.


SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Portfolio's securities which are the subject of a hedge. A Portfolio's Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the securities sought to be hedged.

     Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to its Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's Adviser may still not result in a successful hedging transaction over a short time period.

     OTHER RISKS. Portfolios will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.


FORWARD COMMITMENTS

     A Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolios rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if its Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.


REPURCHASE AGREEMENTS

     A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. A Portfolio's Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


LOANS OF PORTFOLIO SECURITIES

     A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (or such other limit as the Trustee may establish) of the total assets of the Portfolio. In addition, it is anticipated that a Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.


COLLATERALIZED MORTGAGE OBLIGATIONS; OTHER MORTGAGE-RELATED SECURITIES

     Collateralized mortgage obligations or "CMOs" are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), but they also may be collateralized by whole loans or private pass-through certificates (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

     In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of the series in a pre-determined sequence.

     RESIDUAL INTERESTS. Residual interests are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of mortgage securities is applied first to make required payments of principal of and interest on the mortgage securities and second to pay the related administrative expenses of the issuer. The residual generally represents the right to any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related residual represents income and/or a return of capital. The amount of residual cash flow resulting from a series of mortgage securities will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of the mortgage securities, prevailing interest rates, the amount of administrative expenses, and the prepayment experience on the mortgage assets. In particular, the yield to maturity on residual interests may be extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an interest-only class of stripped mortgage-backed securities. In addition, if a series of mortgage securities includes a class that bears interest at an adjustable rate, the yield to maturity on the related residual interest may also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, there may be little or no excess cash flow payable to residual holders. The Portfolio may fail to recoup fully its initial investment in a residual.

     Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The residual interest market has only recently developed and residuals currently may not have the liquidity of other more established securities trading in other markets. Residuals may be subject to certain restrictions on transferability.


FOREIGN SECURITIES

     A Portfolio may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

     Investments in foreign securities may involve considerations different from investments in domestic securities. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, foreign investments may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. A Portfolio may incur costs in connection with conversion between currencies.

     In determining whether to invest in securities of foreign issuers, the Adviser of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS

     Except as otherwise described in the relevant Prospectus, a Portfolio may engage without limit in currency exchange transactions, including foreign currency forward and futures contracts, to protect against uncertainty in the level of future foreign currency exchange rates. In addition, a Portfolio may purchase and sell call and put options on foreign currency futures contracts and on foreign currencies for hedging purposes.

     A Portfolio may engage in both "transaction hedging" and "position hedging". When a Portfolio engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes, a Portfolio may purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     When a Portfolio engages in position hedging, it enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of a Portfolio's securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     SETTLEMENT PROCEDURES. Settlement procedures relating to investments in foreign securities and to foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a feefor currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.


ZERO-COUPON SECURITIES

     Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

     In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Portfolios may engage in when-issued and delayed delivery transactions. These transactions are arrangements in which a Portfolio purchases securities with payment and delivery scheduled for a future time. A Portfolio engages in when-issued and delayed delivery transactions only for the purpose of acquiring securities consistent with its investment objective and policies, not for investment leverage, but a Portfolio may sell such securities prior to settlement date if such a sale is considered to be advisable. No income accrues to a Portfolio on securities in connection with such transactions prior to the date the Portfolio actually takes delivery of securities. In when-issued and delayed delivery transactions, a Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause a Portfolio to miss a price or yield considered to be advantageous.

     These transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.


BANK INSTRUMENTS

     A Portfolio may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. However, the above-mentioned instruments are not necessarily guaranteed by those organizations. In addition to domestic bank obligations, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, a Portfolio may invest in: Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the U.S.; and Yankee Certificates of Deposit ("Yankee CDS"), which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the U.S.


DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     A Portfolio may enter into dollar rolls, in which the Portfolio sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Portfolio could also be compensated through the receipt of fee income.

     A Portfolio may also enter into reverse repurchase agreements in which the Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

     Dollar rolls and reverse repurchase agreements may be viewed as a borrowing by the Portfolio, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls and reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Portfolio's counterparty, the Portfolio would be unable to recover the security which is the subject of the agreement, the amount of cash or other property transferred by the counterparty to the Portfolio under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or the Portfolio may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

CONVERTIBLE SECURITIES

     A Portfolio may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

     A Portfolio will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in its Adviser's opinion, the investment characteristics of the underlying common shares will assist the Portfolio in achieving its investment objectives. Otherwise, the Portfolio may hold or trade convertible securities. In selecting convertible securities for the Portfolio, the Portfolio's Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Portfolio's Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.


WARRANTS

     A Portfolio may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of a Portfolio's policy.


SWAPS, CAPS, FLOORS AND COLLARS

     A Portfolio may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Portfolio's Adviser. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


LOWER-RATED SECURITIES

     A Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds") to the extent described in the relevant Prospectus. The lower ratings of certain securities held by a Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, a Portfolio may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's assets. Conversely, during periods of rising interest rates, the value of the Portfolio's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio's net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although its Adviser will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective.

     The amount of information about the financial condition of an issuer of tax exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Therefore, to the extent a Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on its Adviser's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.


INDEXED SECURITIES

     A Portfolio may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

     Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if a Portfolio's Adviser considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars.


EURODOLLAR INSTRUMENTS

     A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.


SEGREGATION OF ASSETS

     A Portfolio may at times segregate assets in respect of certain transactions in which the Portfolio enters into a commitment to pay money or deliver securities at some future date (such as futures contracts or reverse repurchase agreements, to the extent not used for leverage). Any such segregated account will be maintained by the Trust's custodian and may contain cash, U.S. government securities, liquid high grade debt obligations, or other appropriate assets.

                            MANAGEMENT OF THE TRUST

     The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.



                             POSITION HELD
NAME AND ADDRESS             WITH A FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------   --------------   ---------------------------------------------------------------
Daniel J. Ludeman*           Chairman         Chairman and Chief Executive Officer Mentor Investment
c/o Mentor Funds             and Trustee      Group, Inc.; Managing Director of Wheat First Butcher
901 E. Byrd Street                            Singer, Inc. Director, Wheat, First Securities, Inc.; Chairman
Richmond, VA 23219                            and Director Mentor Income Fund, Inc., and America's
                                              Utility Fund, Inc.; Chairman and Trustee, Cash Resource
                                              Trust, Mentor Variable Investment Portfolios and Mentor
                                              Institutional Trust.

Arnold H. Dreyfuss           Trustee          Chairman, Eskimo Pie Corporation; Trustee, Cash Resource
P.O. Box 18156                                Trust, Mentor Variable Investment Portfolios and Mentor
Richmond, Virginia 23226                      Institutional Trust; Director, Mentor Income Fund, Inc. and
                                              America's Utility Fund, Inc.; formerly, Chairman and Chief
                                              Executive Officer, Hamilton Beach/Proctor-Silex, Inc.

Thomas F. Keller             Trustee          R.J. Reynolds Industries Professor of Business Adminis-
Fuqua School of Business                      tration and Former Dean of Fuqua School of Business, Duke
Duke University                               University; Director of LADD Furniture, Inc., Wendy's
Durham, NC 27706                              International, Inc., American Business Products, Inc., Dimon,
                                              Inc., and Biogen, Inc.; Director of Nations Balanced Target
                                              Maturity Fund, Inc., Nations Government Income Term Trust
                                              2003, Inc., Nations Government Income Term Trust 2004,
                                              Inc., Hatteras Income Securities, Inc., Nations Institutional
                                              Reserves, Nations Fund Trust, Nations Fund, Inc., Nations
                                              Fund Portfolios, Inc., and Nations LifeGoal Funds, Inc.
                                              Trustee, Cash Resource Trust, Mentor Variable Investment
                                              Portfolios and Mentor Institutional Trust; Director, Mentor
                                              Income Fund, Inc. and America's Utility Fund, Inc.

Louis W. Moelchert, Jr.      Trustee          Vice President for Investments, University of Richmond;
University of Richmond                        Trustee, Cash Resource Trust, Mentor Variable Investment
Richmond, VA 23173                            Portfolios and Mentor Institutional Trust; Director, Mentor
                                              Income Fund, Inc. and America's Utility Fund, Inc.

Troy A. Peery, Jr.           Trustee          President, Heilig-Meyers Company; Trustee, Cash Resource
Heilig-Meyers Company                         Trust, Mentor Variable Investment Portfolios and Mentor
2235 Staples Mill Road                        Institutional Trust; Director, Mentor Income Fund, Inc. and
Richmond, Virginia 23230                      America's Utility Fund, Inc.

                         POSITION HELD
NAME AND ADDRESS         WITH A FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------   --------------   -------------------------------------------------------------
Peter J. Quinn, Jr.*     Trustee          Formerly, President, Mentor Distributors, Inc.; Managing
c/o Mentor Funds                          Director, Mentor Investment Group, LLC, and Wheat First
901 E. Byrd Street                        Butcher Singer, Inc.; formerly, Senior Vice President/
Richmond, VA 23219                        Director of Mutual Funds, Wheat First Butcher Singer, Inc.;
                                          Trustee, Cash Resource Trust, Mentor Variable Investment
                                          Portfolios and Mentor Institutional Trust; Director, Mentor
                                          Income Fund, Inc. and America's Utility Fund, Inc.

Arch T. Allen, III       Trustee          Attorney at law, Raleigh, North Carolina; Trustee, Cash
c/o Mentor Funds                          Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                        Mentor Institutional Trust; Director, Mentor Income Fund,
Richmond, VA 23219                        Inc. and America's Utility Fund, Inc.; formerly, Vice
                                          Chancellor for Development and University Relations,
                                          University of North Carolina at Chapel Hill.

Weston E. Edwards        Trustee          President, Weston Edwards & Associates; Trustee Cash
c/o Mentor Funds                          Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                        Mentor Institutional Trust; Director, Mentor Income Fund,
Richmond, VA 23219                        Inc. and America's Utility Fund, Inc.; Founder and
                                          Chairman, The Housing Roundtable; formerly, President,
                                          Smart Mortgage Access, Inc.

Jerry R. Barrentine      Trustee          President, J.R. Barretine & Associates; Trustee, Cash
c/o Mentor Funds                          Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                        Mentor Institutional Trust; Director, Mentor Income Fund,
Richmond, VA 23219                        Inc. and America's Utility Fund, Inc.; formerly, Executive
                                          Vice President and Chief Financial Officer, Barclays/
                                          American Mortgage Director Corporation; Managing Partner,
                                          Barrentine Lott & Associates.

J. Garnett Nelson        Trustee          Consultant, Mid-Atlantic Holdings, LLC; Trustee, Cash
c/o Mentor Funds                          Resource Trust, Mentor Variable Investment Portfolios and
901 E. Byrd Street                        Mentor Institutional Trust; Director, Mentor Income Fund,
Richmond, VA 23219                        Inc., America's Utility Fund, Inc., GE Investment Funds,
                                          Inc., and Lawyers Title Corporation; Member, Investment
                                          Advisory Committee, Virginia Retirement System; formerly,
                                          Senior Vice President, The Life Insurance Company of
                                          Virginia.

Paul F. Costello         President        Managing Director, Wheat First Butcher Singer, Inc. and
c/o Mentor Funds                          Mentor Investment Group, LLC; President, Cash Resource
901 E. Byrd Street                        Trust, Mentor Income Fund, Inc., Mentor Institutional Trust,
Richmond, VA 23219                        Mentor Variable Investment Portfolios and America's Utility
                                          Fund, Inc.; Director, Mentor Perpetual Advisors, LLC.

                       POSITION HELD
NAME AND ADDRESS       WITH A FUND      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------   --------------   ------------------------------------------------------------
Terry L. Perkins       Treasurer        Senior Vice President, Mentor Investment Group, LLC;
c/o Mentor Funds                        Treasurer, Mentor Institutional Trust, Cash Resource Trust,
901 E. Byrd Street                      Mentor Variable Investment Portfolios, Mentor Income Fund,
Richmond, VA 23219                      Inc., America's Utility Fund, Inc.; formerly, Treasurer and
                                        Comptroller, Ryland Capital Management, Inc.

Michael Wade           Assistant        Vice President, Mentor Investment Group, LLC Assistant
c/o Mentor Funds       Treasurer        Treasurer, Mentor Income Fund, Inc., Cash Resource Trust,
901 E. Byrd Street                      Mentor Institutional Trust, Mentor Variable Investment
Richmond, VA 23219                      Portfolios and America's Utility Fund; formerly, Senior
                                        Accountant, Wheat First Butcher Singer, Inc., Audit Senior,
                                        BDO Seidman.

Geoffrey B. Sale       Secretary        Associate Vice President Mentor Investment Group, LLC;
c/o Mentor Funds                        Secretary, Cash Resource Trust, Mentor Institutional Trust,
901 E. Byrd Street                      Mentor Variable Investment Portfolios; Clerk, America's
Richmond, VA 23219                      Utility Fund, Inc., Mentor Income Fund, Inc.

     The table below shows the fees paid to each Trustee by the Trust for the 1998 fiscal year and the fees paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1997 calendar year.



                                     AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM ALL
                                         FROM THE TRUST          COMPLEX FUNDS (27 FUNDS)
                                     (FISCAL YEAR END 1998)        (CALENDAR YEAR 1997)
                                    ------------------------   ----------------------------
Daniel J. Ludeman ...............            $    0                       $     0
Arnold H. Dreyfuss ..............            $5,808                       $32,000
Thomas F. Keller ................            $4,859                       $32,000
Louis W. Moelchert, Jr. .........            $5,606                       $32,000
J. Garnett Nelson ...............            $5,393                       $40,000
Troy A. Peery, Jr. ..............            $5,405                       $32,000
Peter J. Quinn, Jr. .............            $    0                       $     0
Jerry R. Barrentine .............            $5,660                       $40,000
Weston E. Edwards ...............            $5,479                       $42,000
Arch T. Allen III ...............            $5,399                       $35,000

----------
     The Trustees do not receive pension or retirement benefits from the Trust.


     The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                        PRINCIPAL HOLDERS OF SECURITIES

     As of November 2, 1998, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Balanced Portfolio. To the knowledge of the Trust, no person owned of record or beneficially more than 5% of the outstanding shares of any class of the Portfolios as of that date, except as set forth below:



            PORTFOLIO                            HOLDER                PERCENTAGE OWNERSHIP
---------------------------------   -------------------------------   ---------------------
Short Duration-Income Portfolio     Partnership Healthplan of Cal     7.60%
 Class A                            Attn: Marion R. Schales CFO
                                    421 Executive Ct North Ste #A
                                    Suisun City, CA 94585-4019

Short Duration-Income Portfolio     EVEREN Clearing Corp.             5.91%
 Class A                            A/C 1902-3741
                                    Calaveras County Water Dist
                                    111 East Kilbourn Avenue
                                    Milwaukee, WI 53202-6611

                         INVESTMENT ADVISORY SERVICES

     Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment adviser to each Portfolio other than the Global Portfolio. Van Kampen Management, Inc. ("Van Kampen") serves as sub-adviser to the Municipal Income Portfolio and the High Income Portfolio; Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser to the Income and Growth Portfolio. Each of these sub-advisers has complete discretion to purchase and sell portfolio securities for its respective Portfolio consistent with the particular Portfolio's investment objective, restrictions, and policies. Mentor Perpetual Advisors, LLC ("Mentor Perpetual") serves as investment adviser to the Global Portfolio.

     Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC, ("Mentor Investment Group") which is a subsidiary of Wheat First Butcher Singer, Inc. ("WFBS"). Mentor Perpetual is owned equally by Mentor Advisors and Perpetual plc, a diversified financial services holding company. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

     On October 31, 1996, Commonwealth Investment Counsel, Inc., the investment adviser to the Short-Duration Income and Balanced Portfolios, was reorganized as Mentor Investment Advisors, LLC. Also on October 31, 1996, each of Commonwealth Advisors, Inc., the investment adviser to the Capital Growth, Income and Growth, Municipal Income, and Quality Income Portfolios, Charter Asset Management, Inc., the investment adviser to the Growth Portfolio, and Wellesley Advisors, Inc., the investment adviser to the Strategy Portfolio, transferred its rights and obligations under its respective advisory contract with the Trust to Mentor Investment Advisors, LLC. In addition, Mentor Investment Group, Inc. and Mentor Distributors, Inc. were reorganized as Mentor Investment Group, LLC and Mentor Distributors, LLC, respectively.

     On October 29, 1996, shareholders of the Municipal Income Portfolio approved a new sub-advisory agreement with Van Kampen which became a subsidiary of Morgan Stanley Group, Inc.

     Subject to the general oversight of the Trustees, each investment adviser and/or sub-adviser manages the applicable Portfolio in accordance with the stated policies of that Portfolio and of the Trust. Each makes investment decisions for the Portfolio and places the purchase and sale orders for portfolio transactions. The investment advisers and sub-advisers bear all their expenses in connection with the performance of their services (except as may be approved from time to time by the Trustees) and pay the salaries of all officers and employees who are employed by them and the Trust.

     Each Portfolio's investment adviser and/or sub-adviser provides the Trust with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Trust and for the other investment advisory clients of the investment advisers and sub-advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the investment adviser's or sub-adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Mentor Investment Group handles purchases and sales under guidelines approved by investment officers of the Trust. Each investment adviser and sub-adviser employs professional staffs of portfolio managers who draw upon a variety of resources for research information for the Trust.

     Expenses incurred in the operation of a Portfolio or otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under a Portfolio's 12b-1 plan and the Shareholder Service Plan, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat, First Securities, Inc. and its subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution, and certain costs incurred by Mentor Investment Group in responding to shareholder inquiries as approved by the Trustees from time to time, to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.

     Under the applicable Management Contract with the Trust in respect of each Portfolio, subject to such policies as the Trustees may determine, Mentor Advisors or Mentor Perpetual, as the case may be, at its expense, furnishes continuously an investment program for the Portfolio and makes investment decisions on behalf of the Portfolio. Mentor Advisors or Mentor Perpetual, as the case may be, may place portfolio transactions with broker-dealers which furnish Mentor Advisors or Mentor Perpetual, without cost to it, certain research, statistical and quotation services of value to Mentor Advisors or Mentor Perpetual and their affiliates in advising the Portfolio and other clients. In so doing, Mentor Advisors or Mentor Perpetual may cause a Portfolio to pay greater brokerage commissions than it might otherwise pay.

     Each Management Contract provides that Mentor Advisors or Mentor Perpetual, as the case may be, shall not be subject to any liability to a Portfolio or to any shareholder of a Portfolio for any act or omission in the course of or connected with rendering services to a Portfolio in the absence of its willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

     Each of the Management Contracts is subject to annual approval (beginning in 2000) by (i) the Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the affected Portfolio, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the investment adviser in question, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contracts are terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by the applicable investment adviser. Each terminates automatically in the event of its assignment (as defined in the 1940 Act).


MANAGEMENT FEES

     The investment adviser of each Portfolio receives an annual management fee from such Portfolio (which is described in the relevant Prospectus). The investment adviser pays a portion of that fee to any sub-adviser to the Portfolio.

     The Portfolios paid investment advisory fees in the amounts and for the periods indicated below (amounts shown reflect fee waivers where applicable):



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Growth Portfolio ........................    $4,204,377      $3,238,498     $2,313,470
Capital Growth Portfolio ................     2,153,467       1,063,903        728,536
Income and Growth Portfolio .............     1,638,729         947,267        575,647
Global Portfolio ........................     1,612,495         998,592        368,592
Quality Income Portfolio ................       821,411         449,325        278,216
Municipal Income Portfolio ..............       557,332         370,232        344,784
Short-Duration Income Portfolio .........       323,574         129,833         54,833
Balanced Portfolio ......................        31,721           8,854          6,790

     The investment advisers of the following Portfolios waived investment advisory fees in the following amounts for the periods indicated below:



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Quality Income Portfolio ................      $204,530        $123,214       $217,329
Short-Duration Income Portfolio .........       180,523          55,521         83,567
Balanced Portfolio ......................            --          20,072         18,976
High Income Portfolio ...................       175,891              --             --

     The investment advisers of the following Portfolios paid sub-advisory fees to the Portfolios' sub-advisers in the following amounts for the periods indicated below:



                                         FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                             1998            1997           1996
                                        -------------   -------------   ------------
Income and Growth Portfolio .........      $575,028        $373,115       $236,071
Municipal Income Portfolio ..........       216,114         153,577        172,392

                            ADMINISTRATIVE SERVICES

     Mentor Investment Group, LLC serves as administrator to each of the Portfolios pursuant to an Administration Agreement.

     Pursuant to the Administration Agreement, Mentor Investment Group provides continuous business management services to the Portfolios and, subject to the general oversight of the Trustees, manages all of the business and affairs of the Portfolios subject to the provisions of the Trust's Declaration of Trust, By-laws and the 1940 Act, and other policies and instructions the Trustees may from time to time establish. Mentor Investment Group pays the compensation of all officers and executive employees of the Trust (except those employed by or serving at the request of an investment adviser or sub-adviser) and makes available to the Trust the services of its directors, officers, and employees as elected by the Trustees or officers of the Trust. In addition, Mentor

Investment Group provides all clerical services relating to the Portfolios' business. As compensation for its services, Mentor Investment Group receives a fee from each Portfolio calculated daily at the annual rate of .10% of a Portfolio's average daily net assets.

     The Administration Agreement must be approved at least annually with respect to each Portfolio by a vote of a majority of the Trustees who are not interested persons of Mentor Investment Group or the Trust. The Agreement may be terminated at any time without penalty on 30 days notice by Mentor Investment Group, or immediately in respect of any Portfolio upon notice by the Trustees or by vote of a majority of the outstanding voting securities of that Portfolio. The Agreement terminates automatically in the event of any assignment (as defined in the 1940 Act).

     The Portfolios paid administrative service fees in the following amounts for the periods indicated below (amounts shown reflect fee waivers where applicable):



                                         FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                             1998            1997           1996
                                        -------------   -------------   ------------
Growth Portfolio ....................      $600,625        $462,643       $330,496
Capital Growth Portfolio ............       269,183         132,988         91,067
Income and Growth Portfolio .........       218,497         126,302         76,753
Global Portfolio ....................       153,750          92,753         33,508
Quality Income Portfolio ............       174,343          95,423         82,591
Municipal Income Portfolio ..........        92,888          61,705         57,464
High Income Portfolio ...............        24,979              --             --

     The administrators waived administrative fees in the amounts and for the periods indicated below:



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Short-Duration Income Portfolio .........      $101,237        37,151          $27,680
Balanced Portfolio ......................         8,127            --               --

     The Portfolios also provided direct reimbursement to Mentor for certain legal and compliance administration, investor relation and operation costs not covered under the Investment Management Agreement. These direct reimbursements were as follows:



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Growth Portfolio ........................      $26,735         17,457          23,289
Capital Growth Portfolio ................       12,494          5,036           5,901
Income and Growth Portfolio .............       10,079          4,851           5,210
Global Portfolio ........................        6,902          3,672           2,752
Quality Income Portfolio ................        7,964          3,617           5,005
Municipal Income Portfolio ..............        4,318          2,293           3,465
Short-Duration Income Portfolio .........        5,085          1,443           1,842

                          SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors, LLC with respect to the Class A and Class B shares of each Portfolio. Pursuant to the Service Plan, financial institutions will enter into shareholder service agreements to provide administrative support services to their customers who from time to time may be record or beneficial owners of shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding .25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios owned by the financial institution's customers for whom it is the holder of record or with whom it has a servicing relationship. The Service Plan is designed to stimulate financial institutions to render administrative support services to the Portfolios and their shareholders. These administrative support services include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolios; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the Portfolios reasonably request.

     In addition to receiving payments under the Service Plan, financial institutions may be compensated by the investment adviser, a sub-adviser, and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolios. These payments will be made directly by the investment adviser, a sub-adviser, and/or Mentor Investment Group or affiliates, as applicable, and will not be made from the assets of any of the Portfolios.


SHAREHOLDER SERVICES FEES

     During fiscal year 1998, the Portfolios incurred shareholder service fees in respect of Class A and Class B shares under the Service Plan as follows (amounts shown reflect fee waivers where applicable):



                                               CLASS A        CLASS B
                                             -----------   -------------
Growth Portfolio .........................    $255,596      $1,233,864
Capital Growth Portfolio .................     283,728         389,229
Income and Growth Portfolio ..............     222,501         323,741
Global Portfolio .........................     146,546         237,827
Quality Income Portfolio .................     195,196         232,278
Municipal Income Portfolio ...............     108,151         124,069
Short-Duration Income Portfolio ..........     160,078          91,969
Balanced Portfolio .......................       3,517           6,695
High Income Portfolio ....................      28,187          34,631

                            BROKERAGE TRANSACTIONS

     Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, each investment adviser or sub-adviser may receive brokerage and research services and other similar services from many broker-dealers with which such investment adviser or sub- adviser places a Portfolio's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the investment adviser's or sub-adviser's managers and analysts. Where the services referred to above are not used exclusively by the investment adviser or sub-adviser for research purposes, the investment adviser or sub-adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to the investment adviser or sub-adviser and its affiliates in advising various of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing all or any of the Portfolios. The management fee paid by a Portfolio is not reduced because its investment adviser or sub-adviser or any of their affiliates receive these services even though the investment adviser or sub-adviser might otherwise be required to purchase some of these services for cash.

     A Portfolio's investment adviser or sub-adviser, as the case may be, places all orders for the purchase and sale of portfolio investments for the Portfolio and buys and sells investments for the Portfolio through a substantial number of brokers and dealers. The investment adviser or sub-adviser seeks the best overall terms available for the Portfolio, except to the extent the investment adviser or sub-adviser may be permitted to pay higher brokerage commissions as described below. In doing so, the investment adviser or sub-adviser, having in mind the Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, and by the advisory and sub-advisory agreements, a Portfolio's investment adviser or sub-adviser may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to that adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The investment adviser's or sub-adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, each investment adviser and sub-adviser will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, an investment adviser or sub-adviser may consider sales of shares of a Portfolio (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.

     The Trustees have determined that portfolio transactions for the Trust may be effected through Wheat, First Securities, Inc. ("Wheat"), First Union Brokerage Services ("FUBS"), and EVEREN Securities, Inc. ("EVEREN"), broker-dealers affiliated with Mentor Advisors and Mentor Perpetual. The Trustees have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat, FUBS, and EVEREN must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat, FUBS, and EVEREN will not participate in brokerage commissions given by a Portfolio to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Portfolio will in no event effect principal transactions with Wheat, FUBS, and EVEREN in over-the-counter securities in which Wheat, FUBS, or EVEREN makes a market.

     Under rules adopted by the SEC, Wheat, FUBS, and EVEREN may not execute transactions for a Portfolio on the floor of any national securities exchange, but may effect transactions for a Portfolio by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with them. Wheat, FUBS, and EVEREN will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation they receive from a Portfolio. The Trust has been advised by Wheat that on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.

BROKERAGE COMMISSIONS

     The Portfolios paid brokerage commissions on brokerage transactions in the following aggregate amounts for the periods indicated:



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Growth Portfolio ........................    $2,620,649      $1,482,817     $1,864,300
Capital Growth Portfolio ................       920,105         275,151        299,554
Income and Growth Portfolio .............       183,991         302,628        146,323
Global Portfolio ........................     1,272,077         838,045        359,217
Quality Income Portfolio ................            --             900         24,990
Municipal Income Portfolio ..............        18,968           5,044          2,422
Short-Duration Income Portfolio .........            --              --          1,560
Balanced Portfolio ......................        12,356           4,752          7,385

     The following table shows brokerage commissions paid by each of the Portfolios to Wheat for the periods indicated:



                                         FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                             1998            1997           1996
                                        -------------   -------------   ------------
Growth Portfolio ....................      $148,289        $101,434        $72,923
Capital Growth Portfolio ............       104,188          29,226         54,642
Income and Growth Portfolio .........        73,192         101,434         52,534
Balanced Portfolio ..................           193              50             --

     The following table shows brokerage commissions paid by each of the Portfolios to EVEREN for the period indicated.



                                      FISCAL YEAR     FISCAL YEAR
                                          1998           1997
                                     -------------   ------------
Growth Portfolio .................      $20,738      $2,331
Capital Growth Portfolio .........       63,266       9,793
Balanced Portfolio ...............        2,023          --

     The brokerage commissions paid to Wheat for fiscal year 1998 amounted to the following percentages of the aggregate brokerage commissions and brokerage transactions paid by each Portfolio:



                                                                   PERCENT OF AGGREGATE
                                         PERCENT OF AGGREGATE        DOLLAR AMOUNT OF
                                              COMMISSIONS         BROKERAGE TRANSACTIONS
                                        ----------------------   -----------------------
Growth Portfolio ....................             5.66%                    5.19%
Capital Growth Portfolio ............            11.32%                   14.26%
Income and Growth Portfolio .........            39.78%                   29.39%
Balanced Portfolio ..................             1.56%                    0.32%

     The brokerage commissions paid to EVEREN for fiscal year 1998 amounted to the following percentages of the aggregate brokerage commissions and brokerage transactions paid by each Portfolio:



                                                                PERCENT OF AGGREGATE
                                      PERCENT OF AGGREGATE        DOLLAR AMOUNT OF
                                           COMMISSIONS         BROKERAGE TRANSACTIONS
                                     ----------------------   -----------------------
Growth Portfolio .................             0.79%                    0.71%
Capital Growth Portfolio .........             6.88%                    6.29%
Balanced Portfolio ...............            16.37%                    3.89%

                               HOW TO BUY SHARES

     Except under certain circumstances described in the Trust's or an individual Portfolio's prospectus, Class A shares of the Portfolios are sold at their net asset value plus an applicable sales charge on days the New York Stock Exchange is open for business. Class B shares of the Portfolios and Institutional Shares of the Portfolios are sold at their net asset value with no sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Class A, Class B, and Institutional Shares of the Portfolios is explained in the relevant Prospectus under the section entitled "How to Buy Shares."


                                 DISTRIBUTION

     Each of the Portfolios makes payments to Mentor Distributors, LLC in accordance with its respective Distribution Plan adopted in respect of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

     During fiscal year 1998, the Portfolios paid the following 12b-1 fees in respect of Class B shares to Mentor Distributors as shown below:


          Growth Portfolio ........................    $3,638,580
          Capital Growth Portfolio ................     1,227,717
          Balanced Portfolio ......................        30,319
          Income and Growth Portfolio .............       986,604
          Global Portfolio ........................       734,020
          Quality Income Portfolio ................       467,042
          Municipal Income Portfolio ..............       257,381
          Short-Duration Income Portfolio .........       133,476
          High Income Portfolio ...................        68,461

     During fiscal year 1998, 12b-1 fees of $29,451 of the number above were waived in respect of Class B shares of the Balanced Portfolio.

CONTINGENT DEFERRED SALES CHARGES

     During fiscal year 1998, Mentor Distributors received the following contingent deferred sales charges with respect to Class B shares:


           Growth Portfolio ........................    $500,690
           Capital Growth Portfolio ................     132,159
           Income and Growth Portfolio .............     163,091
           Global Portfolio ........................     179,805
           Quality Income Portfolio ................     137,341
           Municipal Income Portfolio ..............      26,436
           Short-Duration Income Portfolio .........      90,668
           High Income Portfolio ...................      17,592

UNDERWRITING COMMISSIONS

     The following table shows the approximate amount of underwriting commissions retained by Mentor Distributors (and any predecessor) in respect of Class A and Class B shares for each Portfolio for the periods indicated:



                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                 1998            1997           1996
                                            -------------   -------------   ------------
Growth Portfolio ........................      $231,016        $116,796         38,398
Capital Growth Portfolio ................       320,353          63,786        $10,477
Income and Growth Portfolio .............       169,108          59,230         15,762
Global Portfolio ........................       113,331          66,416         23,038
Quality Income Portfolio ................       104,891          37,516          9,062
Municipal Income Portfolio ..............        80,007          21,433          4,110
Short-Duration Income Portfolio .........         4,833             867            186
High Income Portfolio ...................        56,138              --             --

                          DETERMINING NET ASSET VALUE

     A Portfolio determines the net asset value per share of each class once each day the New York Exchange (the "Exchange") is open as of the close of regular trading on the Exchange. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.

     Securities for which market quotations are readily available are valued at prices which, in the opinion of a Portfolio's investment adviser or sub-adviser, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional- size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Portfolio are restricted as to resale, the Portfolio's investment adviser or sub-adviser determines their fair values. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     In the case of certain fixed-income securities, including certain less common mortgage-backed securities, market quotations are not readily available to the Portfolios on a daily basis, and pricing services may not provide price quotations. In such cases, the Portfolio's investment adviser or sub-adviser is typically able to obtain dealer quotations for each of the securities on at least a weekly basis. On any day when it is not practicable for the investment adviser or sub- adviser to obtain an actual dealer quotation for a security, the investment adviser or sub-adviser may reprice the securities based on changes in the value of a U.S. Treasury security of comparable duration. When the next dealer quotation is obtained, the investment adviser or sub-adviser compares the dealer quote against the price obtained by it using its U.S. Treasury-spread calculation, and makes any necessary adjustments to its calculation methodology. The investment adviser or sub-adviser attempts to obtain dealer quotes for each security at least weekly, and on any day when there has been an unusual occurrence affecting the securities which, in the investment adviser or sub-adviser's view, makes pricing the securities on the basis of U.S. Treasuries unlikely to provide a fair value of the securities.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a class of shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. A Portfolio calculates net asset value per share of each class, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a classes' net asset value is calculated, such securities will be valued at fair value as determined in good faith by procedures approved as required by the Trustees.


                              REDEMPTIONS IN KIND

     Although each Portfolio intends to redeem Class A, Class B and Institutional Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from its investment portfolio. Redemptions in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner that the Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 of the 1940 Act, under which a Portfolio is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective classes' net asset value during any 90-day period.


                                     TAXES

     Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. A Portfolio will not under present law be subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

     If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If a Portfolio fails to distribute in a calendar year substantially all of its taxable ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31, plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Portfolio in January of a year generally is deemed to have been paid by the Portfolio on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Distributions from a Portfolio (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Distributions of net capital gain (that is, the excess of net gains from capital assets held by the Portfolio for more than one year over net losses from capital assets held for not more than one year) that are designed as capital gain dividends will be taxable to shareholders as long-term capital gain, which is generally taxable to individuals at a 20% rate.

     Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.

     EXEMPT-INTEREST DIVIDENDS. A Portfolio will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Portfolio's taxable year, at least 50% of the total value of the Portfolio's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If a Portfolio intends to be qualified to pay exempt-interest dividends, the Portfolio may be limited in its ability to enter into taxable transactions involving forward commitments, or repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

     Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Portfolio paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Portfolio's total distributions (not including distributions from net capital gain) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     A Portfolio which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Portfolio's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Portfolio's income that was tax-exempt during the period covered by the distribution.

     HEDGING TRANSACTIONS. If a Portfolio engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

     RETURN OF CAPITAL DISTRIBUTIONS. If a Portfolio makes a distribution to you in excess of its current and accumulated "earnings and profits" allocable to such distribution, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you or your shares.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. A Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, and forward contacts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Certain of a Portfolio's transactions, if any, in foreign currencies or foreign currency-denominated instruments are likely to produce a difference between its book income and its taxable income. If a Portfolio's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If a Portfolio's book income is less than its taxable income, the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     FOREIGN TAX CREDIT. If more than 50% of a Portfolio's assets at year end consists of the stock or securities of foreign corporations, the Portfolio may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Portfolio to foreign countries in respect of foreign securities the Portfolio has held for at least the minimum period, if any, specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Investment by a Portfolio in certain "passive foreign investment companies" ("PFICs") could subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, the Portfolio in certain circumstances, may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Portfolio will be required to include its share of the company's income and net capital gain in income annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss, as are gains on disposition of the stock and losses on disposition of the stock is to the extent of previous inclusions in income. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

     SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Portfolio shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares held for more than one year will be taxed as long-term capital gain. Such gain is, in the case of an individual, generally taxed at a 20% rate. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other Portfolio shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

     BACKUP WITHHOLDING. A Portfolio generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions (including in redemption of Portfolio shares) paid to any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number (TIN), who has under- reported dividend or interest income, or who fails to certify to the Portfolio that he or she is not subject to such withholding. Shareholders who fail to furnish their current TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends, distributions, and redemption proceeds also may be subject to state, local, foreign and other taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


                            INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services.


                                   CUSTODIAN

     Investors Fiduciary Trust Company, located at 127 West 10th Street, Kansas City, Missouri, is the custodian of each Portfolio, except that State Street Bank & Trust Company, P.O. Box 8602, Boston, Massachusetts serves as custodian to the Global Portfolio and as the foreign custodian to each of the other Portfolios in respect of foreign assets. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments.

                            PERFORMANCE INFORMATION

                      (SHOWN THROUGH SEPTEMBER 30, 1998)

     The table below shows the average annual total return of Class A shares and Class B shares for the one-, five- and ten-year periods (or for the life of a class if shorter)**:



                                                                           SINCE INCEPTION
              CLASS A SHARES                    1 YEAR        5 YEARS        OR 10 YEARS
------------------------------------------   ------------   -----------   ----------------
Growth Portfolio* ........................       -26.57%         N/A            11.47%
Capital Growth Portfolio .................         4.34%        15.75%          13.57%
Balanced Portfolio .......................         N/A           N/A            -5.78%
Income and Growth Portfolio ..............        -0.29%        12.62%          12.84%
Global Portfolio .........................       -10.44%         N/A             8.50%
Quality Income Portfolio .................         4.71%         5.31%           5.51%
Municipal Income Portfolio ...............         3.12%         4.53%           6.79%
Short-Duration Income Portfolio* .........         5.89%         N/A             5.94%
High Income Portfolio ....................         N/A           N/A           -11.19%


                                                                         SINCE INCEPTION
              CLASS B SHARES                    1 YEAR       5 YEARS       OR 10 YEARS
------------------------------------------   ------------   ---------   ----------------
Growth Portfolio* ........................       -25.53%       9.87%           8.19%
Capital Growth Portfolio .................         5.86%      16.17%          13.84%
Balanced Portfolio .......................         8.75%       N/A            17.69%
Income and Growth Portfolio ..............         1.22%      12.67%          14.70%
Global Portfolio .........................        -9.23%       N/A             8.89%
Quality Income Portfolio .................         5.46%       5.65%           7.14%
Municipal Income Portfolio ...............         3.70%       4.85%           6.90%
Short-Duration Income Portfolio* .........         2.68%       N/A             5.52%
High Income Portfolio ....................         N/A         N/A            -7.86%


                                                                     SINCE INCEPTION
              CLASS Y SHARES                  1 YEAR     5 YEARS       OR 10 YEARS
------------------------------------------   --------   ---------   ----------------
Growth Portfolio* ........................     N/A        N/A             -18.36%
Capital Growth Portfolio .................     N/A        N/A              10.56%
Balanced Portfolio* ......................     N/A        N/A               0.00%
Income and Growth Portfolio ..............     N/A        N/A               7.29%
Global Portfolio .........................     N/A        N/A               1.60%
Quality Income Portfolio .................     N/A        N/A               8.94%
Municipal Income Portfolio ...............     N/A        N/A               7.51%
Short-Duration Income Portfolio* .........     N/A        N/A               6.64%
High Income Portfolio ....................     N/A        N/A               N/A

----------
* Prior to May 30, 1995, the Balanced, Growth, and Short-Duration Income Portfolios only offered one class of shares. Total return information prior to this date is shown under the Class B share table. As a result, the annual total return information beyond the one-year period shown above for the Balanced, Growth, and

  Short-Duration Income Portfolios reflects various sales charges currently not applicable to the Portfolios. The Balanced, Growth, and Short-Duration Portfolios are the successors to Mentor Balanced Fund, Mentor Growth Fund, and Mentor Short-Duration Income Fund, respectively, each of which was previously a series of shares of beneficial interest of Mentor Series Trust. For fiscal 1994, none of these Funds bore a front-end sales charge, but each of them was subject to a maximum contingent deferred sales charge of 5%.

** No Institutional Shares were outstanding for these periods.

     Total return for the one-, five-, and ten-year periods for each class of shares of a Portfolio (or for the life of a class, if shorter) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in shares of that class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the particular class of a Portfolio during that period. Total return calculations assume deduction of a classes' maximum front-end or contingent deferred sales charge, if any, and reinvestment of all distributions at net asset value on their respective reinvestment dates.

     All data are based on past performance and do not predict future results.


YIELD AND TAX-EQUIVALENT YIELD

     The thirty-day yield for Class A shares and Class B shares of certain of the Portfolios for the period ending September 30, 1998, was as follows*:



                                                      CLASS A      CLASS B
                                                     ---------   ----------
        Quality Income Portfolio .................    4.59%       4.32%
        Municipal Income Portfolio ...............    3.99%       3.69%
        Short-Duration Income Portfolio ..........    4.81%       4.57%
        High Income Portfolio ....................   10.37%      10.36%

     The tax-equivalent yield for the Municipal Income Portfolio for the thirty-day period ended September 30.


  Class A ...............   6.61%
  Class B ...............   6.11%

----------
* No Institutional Shares were outstanding for these periods.

     Yield for each class is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a class of shares of a Portfolio during the base period less expenses accrued for that period, and
(ii) dividing that amount by the product of (A) the average daily number of shares of the class outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the class on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on costs). Dividends on equity securities are accrued daily at their stated dividend rates.

     To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Portfolio, the performance will be reduced for those shareholders paying those fees.

     The tax-equivalent yield for Class A shares of the Municipal Income Portfolio for the thirty-day period ending September 30, 1998, was 6.61%. The tax-equivalent yield for that Portfolio's Class B shares was 6.11% for the same period. The tax-equivalent yield for all classes of shares of the Municipal Income Portfolio is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Portfolio would have had to earn to equal its actual yield, assuming a 39.6% tax rate (the maximum effective federal rate for individuals) and assuming that income is 100% tax-exempt.

     The Municipal Income Portfolio may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Portfolio's investment portfolio generally remains free from federal regular income tax but may be subject to state and local taxes. (Some portion of the Portfolio's income may be subject to federal alternative minimum tax and state and local taxes.) Capital gains, if any, are subject to federal, state and local tax.

     At times, a Portfolio's investment adviser or sub-adviser may reduce its compensation or assume expenses of the Portfolio in order to reduce the Portfolio's expenses. Any such fee reduction or assumption of expenses would increase a classes' yield and total return during the period of the fee reduction or assumption of expenses.

     Total return may be presented for other periods or without giving effect to any contingent deferred sales charge. Any quotation of total return or yield not reflecting the front-end or contingent deferred sales charge would be reduced if such sales charges were reflected.


            EQUIVALENT YIELDS: TAX-EXEMPT VERSUS TAXABLE SECURITIES
                      FOR THE MUNICIPAL INCOME PORTFOLIO

     The table below shows the effect of the tax status of tax-exempt securities on the effective yield received by their individual holders under the federal income tax laws currently in effect for 1998. It gives the approximate yield a taxable security must earn at various income levels to produce after-tax yields equivalent to those of tax-exempt securities yielding from 2.0% to 10.0%.

                     MENTOR MUNICIPAL INCOME PORTFOLIO --
               FEDERAL TAXABLE EQUIVALENT YIELD TABLE-1998 RATES



                                                    EFFECTIVE
                          FEDERAL        FEDERAL     FEDERAL
          TAXPAYER        TAXABLE          TAX         TAX
  YEAR     STATUS         INCOME         BRACKET      RATE
-------- ---------- ------------------ ----------- ----------
  1998    MARRIED   $       0-42,350       15.00%     15.00%
                    $ 42,351-102,300       28.00%     28.00%
                    $102,301-124,500       31.00%     31.00%
                    $124,501-155,950       31.00%     31.93%
                    $155,951-278,450       36.00%     37.08%
                      OVER $278,450        39.60%     40.79%

  1998    SINGLE    $       0-25,350       15.00%     15.00%
                    $  25,351-61,400       28.00%     28.00%
                    $ 61,401-124,500       31.00%     31.00%
                    $124,501-128,500       31.00%     31.93%
                     128,101-278,450       36.00%     37.08%
                      OVER $278,450        39.60%     40.79%



                                                    TAX-FREE YIELD
         ----------------------------------------------------------------------------------------------------
            2.00%      3.00%      4.00%      5.00%      6.00%      7.00%      8.00%      9.00%       10.00%
         ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -----------
  YEAR
--------                                       TAXABLE EQUIVALENT YIELD
  1998       2.35%      3.53%      4.71%      5.88%      7.06%      8.24%      9.41%      10.59%      11.76%
             2.78%      4.17%      5.56%      6.94%      8.33%      9.72%     11.11%      12.50%      13.89%
             2.90%      4.35%      5.80%      7.25%      8.70%     10.14%     11.59%      13.04%      14.49%
             2.94%      4.41%      5.88%      7.35%      8.81%     10.28%     11.75%      13.22%      14.69%
             3.18%      4.77%      6.36%      7.95%      9.54%     11.13%     12.71%      14.30%      15.89%
             3.38%      5.07%      6.76%      8.44%     10.13%     11.82%     13.51%      15.20%      16.89%

  1998       2.35%      3.53%      4.71%      5.88%      7.06%      8.24%      9.41%      10.59%      11.76%
             2.78%      4.17%      5.56%      6.94%      8.33%      9.72%     11.11%      12.50%      13.89%
             2.90%      4.35%      5.80%      7.25%      8.70%     10.14%     11.59%      13.04%      14.49%
             2.94%      4.41%      5.88%      7.35%      8.81%     10.28%     11.75%      13.22%      14.69%
             3.18%      4.77%      6.36%      7.95%      9.54%     11.13%     12.71%      14.30%      15.89%
             3.38%      5.07%      6.76%      8.44%     10.13%     11.82%     13.51%      15.20%      16.89%

---------
Note:  This tables reflects the following:

 1 Taxable Income, as reflected in the above table, equals Federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $124,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined Federal and state tax rates through the use of higher effective Federal tax rates. In addition, the effect of the 80 percent cap on overall percent cap on overall itemized deductions is not reflected on this tables. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $186,800 for married taxpayers filing a joint tax return and $124,500 for single taxpayers. The effect of the phase out of personal exemmptions is not reflected in the above table.

 2 The effect of state income taxes are not considered in the above table. Such consideration would increase the taxable equivalent yield to the extent that the municipal obligations are issued by the taxpayer's state o f residence.

 3 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.

 4 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determinig yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levcels indicated within each bracket.

 5 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security an/dor railroad retirement benefits. The effect of this provision is not included in the above table.

                    MEMBERS OF INVESTMENT MANAGEMENT TEAMS

     The following persons are investment personnel of the Portfolio's investment advisers, as indicated.


MENTOR INVESTMENT ADVISORS, LLC
LARGE CAPITALIZATION QUALITY EQUITY GROWTH

JOHN G. DAVENPORT, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Davenport has 12 years of investment management experience. He joined the firm after leading equity research at the investment management firm of Lowe, Brockenbrough, & Tattersall, Inc. Mr. Davenport graduated from the University of Richmond and has an MBA from the University of Virginia.

RICHARD H. SKEPPSTROM II -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Skeppstrom has 7 years of investment management experience. Before joining the firm he was a global portfolio analyst for Saudi International Bank Portfolio Advisors. Mr. Skeppstrom began his career as a pension and benefit analyst at Johnson & Higgins of Virginia. He has earned both an undergraduate degree and an MBA from the University of Virginia.

CHRISTOPHER W. RUSBULDT, CFA -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Rusbuldt joined the firm in 1995 and has 7 years' investment experience. Previously, he was an equity research analyst for Wheat First Butcher Singer. He began his career as a banker in the corporate group at NationsBank. Mr. Rusbuldt is a graduate of the University of Virginia.

RICHARD L. RICE -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Rice has 22 years' experience in the securities industry. Before joining Mentor, he was a partner in Parata Analytics Research. Prior responsibilities include research for Signet Asset Management, senior research analyst for Capitoline Investment Services, and positions in research at Atlanta Corporation and Southwest Banking, Inc. Mr. Rice is a graduate of the University of Florida and has completed graduate work at Georgia State University.

STEVEN A. CERTO -- VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Certo joined the firm in 1997, from the equity research department of Wheat First Butcher Singer where he was a research analyst following the software industry. Mr. Certo served five years as an intelligence officer in the US Navy. His professional background also includes a year as an investment representative for Edward Jones and Co. He is a graduate of Iona College and is a level III candidate in the CFA program.

ACTIVE FIXED-INCOME

P. MICHAEL JONES, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Jones has 12 years of investment management experience. He is the manager of Mentor Short-Duration Income Portfolio and Mentor Quality Income Portfolio, as well as Mentor Income Fund, a $120 million closed-end bond fund. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He has worked as an investment manager at Ryland Capital Management, Alliance Capital Management, and Central Fidelity Bank. Mr. Jones earned an undergraduate degree from the College of William and Mary, and an MBA from the Wharton School of the University of Pennsylvania.

DENNIS F. CLARY, CFA -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Clary joined Mentor in 1998 and has over 20 years of investment management experience. Prior to joining Mentor's Fixed Income Team, he worked for three years as a Vice President and Senior Portfolio Manager for

First America Investment Corporation. He previously was employed for four years as a Vice President and Portfolio Manager at CSI Asset Management, Inc. and prior to that for four years in a similar role by Investment & Capital Management Corporation. Mr. Clary received his BA and MBA degrees from Ohio State University.

TIMOTHY ANDERSON, CFA -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Anderson has 8 years of investment management experience. He joined Mentor in June, 1998. Prior to joining Mentor's Fixed-Income Team, he worked for two years as a Senior Fixed Income Analyst at Investment Advisors, Inc. Previous to that he was employed for five years as a Senior Investment Analyst at St. Paul Fire & Marine Insurance Company and for two years as an Analyst for Duff & Phelps Credit Rating Company. He received a BS degree from DePaul University and an MBA degree from the University of Chicago.

TODD C. KUIMJIAN -- PORTFOLIO MANAGER
Mr. Kuimjian has 4 years of investment management experience. He joined the Fixed-Income Team in January, 1997, initially as a Research Analyst and later as a Portfolio Manager. Prior to joining the Fixed-Income Team, Mr. Kuimjian served Mentor as an investment accountant/systems analyst and later as a senior investment administrator within Mentor's investment services group. Mr. Kuimjian is a Certified Public Accountant and received his BS degree from Virginia Polytechnic Institute.

SMALL CAPITALIZATION EQUITY GROWTH

THEODORE W. PRICE, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Price has 30 years of investment management experience. Prior to establishing the small/mid cap. management style, Mr. Price served for 10 years as vice chairman and portfolio manager of the investment management subsidiary of Wheat First Butcher Singer. In 1985, he established the equity retail mutual fund, Mentor Growth Portfolio, which today represents nearly $600 million in assets. He is a member of the Richmond Society of Financial Analysts. Mr. Price earned both BA and MBA degrees from the University of Virginia.

LINDA A. ZIGLAR, CFA -- MANAGING DIRECTOR, PORTFOLIO MANAGER
Ms. Ziglar has 19 years investment management experience. Ms. Ziglar joined the firm in 1991 after serving seven years as vice president of Federal Investment Counseling and Federated Research Corporation in Pittsburgh. While at Federated, Ms. Ziglar shared responsibility for the management of more than $300 million in mutual fund and separate account assets. She is a member of the Richmond Society of Financial Analysts, the Financial Analysts Federation, and a former officer of the Pittsburgh Society of Financial Analysts. Ms. Ziglar is a summa cum laude, Phi Beta Kappa graduate of Randolph-Macon Woman's College. She earned an MBA from the University of Pittsburgh.

JEFFREY S. DRUMMOND, CFA -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Drummond joined the firm in 1993 after five years in investment strategy at Wheat First Butcher Singer. While working with Wheat's chief investment strategist, he shared responsibility for the management of the Strategic Sectors Portfolio. He is a member of the Richmond Society of Financial Analysts. Mr. Drummond graduated cum laude from the University of Richmond.

CASH MANAGEMENT

R. PRESTON NUTTALL, CFA -- MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER
Mr. Nuttall has more than 30 years of investment management experience. Prior to Mentor Advisors, he led short-term fixed-income management for fifteen years at Capitoline Investment Services, Inc. He has his undergraduate degree in economics from the University of Richmond and his graduate degree in finance from the Wharton School at the University of Pennsylvania.

HUBERT R. WHITE III -- SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
Mr. White has 12 years of investment management experience. Prior to joining Mentor Advisors, he served for five years as portfolio manager with Capitoline Investment Services. He has his undergraduate degree in business from the University of Richmond.

GREGORY S. KAPLAN -- ASSOCIATE VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Kaplan brings over 6 years of analytical and investment experience to Mentor. Prior to joining the firm, Mr. Kaplan served for four years as a credit specialist analyzing commercial credit for NationsBank. He began his career in the Investment Services division of Prudential Insurance. Mr. Kaplan is a graduate of Rutgers University and earned his MBS from the Pamplin College of Business at Virginia Polytechnic Institute and State University.

MENTOR PERPETUAL ADVISORS, LLC

MARTIN ARBIB -- CHAIRMAN, PERPETUAL PORTFOLIO MANAGEMENT
Mr. Arbib is chairman and founder of Perpetual, a partner in the Mentor Perpetual Advisors joint venture, where he currently leads investment management. A chartered Accountant, he has 22 years' investment management experience.

BOB YERBURY -- CHIEF INVESTMENT OFFICER
Mr. Yerbury has 24 years' investment management experience, with over 21 years' experience in North American stock markets, and has been part of the Perpetual team for 13 years. Before joining Perpetual, he was a portfolio manager with Equity & Law Assurance Company. Mr. Yerbury is a graduate of Cambridge University.

STEPHEN WHITTAKER -- UK TEAM LEADER
Mr. Whittaker joined Perpetual eight years ago and has 16 years' investment management experience. Prior to joining Perpetual, he was responsible for UK equity funds for the Save & Prosper Group. He began his fund management career with Rowe & Pitman after graduation from Manchester University.

MARGARET RODDAN -- EUROPE TEAM LEADER
Ms. Roddan has 11 years of investment management experience, three years with Perpetual. She joined Perpetual from Mercury Asset Management, where she shared responsibility for management of continental European equity holdings. She began her career with the National Provident Institution. Ms. Roddan is a graduate of the Investment Management Program at the London Business School. She studied finance at City University and is a graduate of Bristol University.


SCOTT MCGLASHAN -- FAR EAST TEAM LEADER
Mr. McGlashan has 19 years' management experience, 13 years specializing in the Far East, and 11 years' tenure at Perpetual. He is a graduate of Yale and Cambridge University.

KATHRYN LANGRIDGE -- SOUTHEAST ASIA TEAM LEADER
Ms. Langridge shares responsibility with Mr. McGlashan for Far East equity investments. Before joining Perpetual in 1990, she spent eight years in Hong Kong with the investment firm of Jardine Fleming. She specializes in equity investments in the non-Japanese stock markets of the Far East. Ms. Langridge is a graduate of Cambridge University.

IAN BRADY -- AMERICAN TEAM LEADER
Mr. Brady is head of the North American team at Perpetual. He has 12 years' investment management experience. Before joining Perpetual in 1997, he worked for Britannia Investment Management, Legal & General and Standard Life. He is a graduate of Aberdeen and Strathclyde Universities.


                            PERFORMANCE COMPARISONS

     The performance of a Portfolio depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the particular Portfolio is invested; changes in the expenses of a particular Portfolio and class of shares; and various other factors.

     The performance of each Portfolio fluctuates on a daily basis largely because net earnings and net asset value per share of each class fluctuate daily. Both net earnings and net asset value per share are factors in the computation of yield and total return for each class of the Portfolios.

     Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how a Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

     Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, a Portfolio will quote its Lipper ranking in advertising and sales literature.

     Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent a Portfolio's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the Portfolio. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

     Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     A Portfolio's shares also may be compared to the following indices:

     Dow Jones Industrial Average ("DJIA") is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by Dow Jones & Company, it is cited as a principal indicator of market conditions.

     Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated, in the Standard & Poor's figures.

     Consumer Price Index is generally considered to be a measure of inflation.


     CDA Mutual Fund Growth Index is a weighted performance average of other mutual funds with growth of capital objectives.

     Lipper Growth Fund Index is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

     Lehman Brothers Government/Corporate (total) Index is comprised of approximately 5,000 issues, which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.

     Lehman Brothers Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

     Russell Growth 1000 (Russell 1000 Index) is a broadly diversified index consisting of approximately 1,000 common stocks of companies with market values between $20 million and $300 million that can be used to compare the total returns of funds whose portfolios are invested primarily in growth common stocks.

     Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Shearson Lehman Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index, and Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Federal Farm Credit Bank, Federal Land Bank, and the Bank for Cooperatives; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB, a minimum Moody's rating of Baa, or a minimum Fitch rating of BBB.

     Salomon Brothers Mortgage-Backed Securities Index-15 Years includes the average of all 15-year mortgage securities, which include Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Government National Mortgage Association (Ginnie Mae).

     Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 29,000 municipal bonds, which are priced by Muller Data Corporation.

     From time to time, certain of the Portfolios that invest in foreign securities may advertise the performance of their classes of shares compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following: Morgan Stanley Capital International World Index, The Morgan Stanley Capital International EAFE (Europe, Australia, Far East) index, J.P. Morgan Global Traded Bond Index, Salomon Brothers World Government Bond Index, and the Standard & Poor's 500 Composite Stock Price Index (S&P 500). A Portfolio also may compare its performance to the performance of unmanaged stock and bond indices, including the total returns of foreign government bond markets in various countries. All index returns are translated into U.S. dollars. The total return calculation for these unmanaged indices may assume the reinvestment of dividends and any distributions, if applicable, may include withholding taxes, and generally do not reflect deductions for administrative and management costs.

     Investors may use such indices or reporting services in addition to the Trust or an individual Portfolio's prospectus to obtain a more complete view of a particular Portfolio's performance before investing. Of course, when comparing a Portfolio's performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing portfolios using reporting services, or total return and yield, investors should take into consideration any relevant differences in portfolios, such as permitted portfolio compositions and methods used to value portfolio securities and compute net asset value.

     Advertisements and other sales literature for a Portfolio may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in a Portfolio based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Portfolios may advertise their performance, using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits, and to monthly market funds using the Lipper Analytical Service money market instruments average.

     Advertisements may quote performance information which does not reflect the effect of the sales load.

     Independent publications may also evaluate a Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

     Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Funds are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

     Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

     Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Funds, Growth Funds, U.S. Government Funds, Equity Income Funds, Global Funds, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

     The Wall Street Journal publishes its Mutual Fund Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

     Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Funds are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

     Financial World publishes its monthly Independent Appraisals of Mutual Funds, a survey of approximately 1000 mutual funds. Funds are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate- and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

     Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Funds performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

     Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Funds are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Funds compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Funds are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Funds compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

     The 100 Best Mutual Funds You Can Buy authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

                             SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

                          EVERGREEN FIXED INCOME TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                   EVERGREEN SHORT AND INTERMEDIATE TERM BOND
                                      FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1998

          Evergreen Short-Intermediate Bond Fund ("Short-Intermediate)
             Evergreen Intermediate Term Government Securities Fund
                        ("Intermediate Term Government")
    Evergreen Capital Preservation and Income Fund ("Capital Preservation")
       Evergreen Intermediate Term Bond Fund (" Intermediate Term Bond")

                     (Each a "Fund"; together, the "Funds")
                Each Fund is a series of an open-end management
                   investment company known as Evergreen Fixed
                           Income Trust (the "Trust").



This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the prospectuses of the Funds dated November 1, 1998 as supplemented from time to time. The Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares of each Fund and one offering Class Y shares of each Fund other than Capital Preservation. You may obtain either of these prospectuses from Evergreen Distributor, Inc.






                                                       24500

                                                 TABLE OF CONTENTS


INVESTMENT POLICIES.........................................................
         Fundamental Investment Policies....................................
         Additional Information on Securities and Investment Practices......
MANAGEMENT OF THE TRUST.....................................................
PRINCIPAL HOLDERS OF FUND SHARES............................................
INVESTMENT ADVISORY AND OTHER SERVICES......................................
         Investment Advisors................................................
         Investment Advisory Agreements.....................................
         Distributor........................................................
         Distribution Plans and Agreements..................................
         Additional Service Providers.......................................
BROKERAGE...................................................................
         Brokerage Commissions..............................................
         Selection of Brokers...............................................
         Simultaneous Transactions..........................................
TRUST ORGANIZATION..........................................................
         Form of Organization...............................................
         Description of Shares..............................................
         Voting Rights......................................................
         Limitation of Trustees' Liability..................................
PURCHASE, REDEMPTION AND PRICING OF SHARES..................................
         How the Funds Offer Shares to the Public...........................
         Contingent Deferred Sales Charge...................................
         Sales Charge Waivers or Reductions.................................
         Exchanges..........................................................
         Calculation of Net Asset Value per Share ("NAV")...................
         Valuation of Portfolio Securities..................................
         Shareholder Services...............................................
PRINCIPAL UNDERWRITER.......................................................
ADDITIONAL TAX INFORMATION..................................................
         Requirements for Qualification as a Regulated Investment Company...
         Taxes on Distributions.............................................
         Taxes on the Sale or Exchange of Fund Shares.......................
         Other Tax Considerations...........................................
FINANCIAL INFORMATION.......................................................
ADDITIONAL INFORMATION......................................................
APPENDIX A..................................................................



                                                       24500
                                                         2

FUNDAMENTAL INVESTMENT POLICIES

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the"1940 Act"). Where necessary, an explanation beneath a fundamental policy describes a Fund's practices with respect to that policy, as allowed by current law. If the law governing the a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

         1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S.
government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.




                                                       24500
                                                         3

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks or enter into repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. Each Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Each Fund may not purchase securities while borrowings exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clarification of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as each Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that each Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that each Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, each Fund may lend portfolio securities to broker-dealers and or financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay each Fund any income accruing on the security. Each Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect a Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. A Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days.
A Fund may pay reasonable fees in connection with such loans.

24304
                                                         4

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES

         The investment objective of each Fund and a description of the securities in which each Fund may invest are set forth in the Funds' prospectuses. The following expands upon the discussion in the prospectuses regarding certain investments of the Funds.

U.S. Government Securities

         Each Fund may invest in securities issued or guaranteed by U.S. government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. government. Examples of such agencies are:

              (I) Farm Credit System, including the National Bank for Cooperatives, Farm Credit
                   Banks and Banks for Cooperatives;

            (ii)   Farmers Home Administration;

            (iii)  Federal Home Loan Banks;

            (iv)   Federal Home Loan Mortgage Corporation;

            (v)    Federal National Mortgage Association; and

            (vi)   Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA")

        The Funds may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

        Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

        The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

24304
                                                         5

         Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Funds may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed-delivery or forward commitment basis, a Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions are a form of leveraging and may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when a Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Funds may enter into repurchase agreements with entities that are registered as U.S. government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement, a Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         A Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the

24304
                                                         6
repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Each Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

         As described herein, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options

         The Funds may buy or sell (i.e., write) put and call options on securities it holds or intends to acquire. The Funds may also buy and sell options on financial futures contracts. The Funds will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire. The Funds may purchase put and call options for the purpose of offsetting previously written put and call options of the same series.

         The Funds may write only covered options. With regard to a call option, this means that a Fund will own, for the life of the option, the securities subject to the call option. Each Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If a Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Futures Transactions

         Each Fund may enter into financial futures contracts and write options on such contracts. Each Fund intends to enter into such contracts and related options for hedging purposes. Each Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires

24304
                                                         7
the payment of a cash settlement based on changes in the securities index. A Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         Each Fund may sell or purchase futures contracts. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, each Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. Each Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price and rate of return for securities the Fund intends to purchase.

         Each Fund may purchase put and call options on futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires a Fund to pay a premium. In exchange for the premium, a Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

         Each Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between a Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying a Fund's futures position and the securities held by or to be purchased for a Fund. Each Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Funds do not intend to use futures transactions for speculation or leverage. Each Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by a Fund. Each Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Funds will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to

24304
                                                         8
market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, each Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions

         Unlike the purchase or sale of a security, the Funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, each Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

          A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Funds are also required to deposit and maintain margin when it writes call options on futures contracts.

Foreign Securities (Short-Intermediate and Intermediate Term Bond)

         Each Fund may invest in foreign securities or U.S. securities traded in foreign markets. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include future adverse political and economic developments; the possible imposition of withholding taxes on interest or other income; the possible seizure, nationalization, or expropriation of foreign deposits; the possible establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions (Short-Intermediate and Intermediate Term Bond)

         As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver and receive when the

24304
                                                         9
contract is completed) is fixed when a Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if a Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although each Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by each Fund. Each Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

High-Yield Bonds (Short-Intermediate and Intermediate Term Bond)

         Each Fund may invest in high-yield, high-risk bonds. While investment in high-yield bonds provides opportunities to maximize return over time, investors should be aware of the following risks associated with high-yield bonds:

         (1) High-yield bonds are rated below investment grade, i.e., BB or lower by Standard & Poor's Rating Services ("S&P") and Fitch IBCA, Inc. ("Fitch") or Ba or lower by Moody's Investors Service ("Moody's"). Securities so rated are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Short-Intermediate will not invest in bonds rated below B by S&P or Moody's. Intermediate Term Bond may invest in bonds rated CCC by S&P and Fitch and Caa by Moody's. Each Fund may also invest in high-yield, high-risk securities which are unrated or rated under a different system if a Fund's investment advisor believes they are comparable to high-yield securities in which each Fund may otherwise invest.

         (2) The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (3) Their value may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

         (4) Their value, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of below-investment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to adverse or positive economic changes or individual corporate developments.

         (5) The secondary market for such securities may be less liquid at certain times than the secondary market for higher quality debt securities, which may adversely effect (1) the market price of the security, (2) the Fund's ability to dispose of particular issues and (3) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         The investment advisor considers the ratings of S&P, Moody's and Fitch assigned to various securities, but does not rely solely on these ratings because (1) S&P and Moody's assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (2) there can be large differences among the current financial conditions of issuers within the same category.

Zero-coupon Bonds and Payment-in-kind Securities ("PIKS") (All Funds except Capital Preservation)

         Zero-coupon bonds and PIKs involve additional special considerations. For example, zero- coupon bonds pay no interest to holders prior to maturity of interest. PIKs are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, the Fund is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

Illiquid and Restricted Securities

         Each Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when a Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which each Fund has the investment on its books.

         Each Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining a Fund's compliance with the limit on illiquid securities indicated above. In determine the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         Each Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, each Fund may not (1) own more than 3% of the outstanding voting stock of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.

However, each Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as each Fund.

Short Sales

        Each Fund may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. Each Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

                                              MANAGEMENT OF THE TRUST

         Set forth below are the Trustees and officers of the Trust and their principal occupations and some of their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen fund complex.


Name                             Position with Trust       Principal Occupations for Last Five Years
-------------------------------  ------------------------- -----------------------------------------------------------------
Laurence B. Ashkin               Trustee                   Real estate developer and construction consultant;
(DOB: 2/2/28)                                              and President of Centrum Equities and Centrum
                                                           Properties, Inc.
Charles A. Austin III            Trustee                   Investment Counselor to Appleton Partners, Inc.;
(DOB: 10/23/34)                                            former Director, Executive Vice President and
                                                           Treasurer,      State
                                                           Street   Research   &
                                                           Management    Company
                                                           (investment  advice);
                                                           Director, The Andover
                                                           Companies
                                                           (Insurance);      and
                                                           Trustee,    Arthritis
                                                           Foundation   of   New
                                                           England.
K. Dun Gifford                   Trustee                   Trustee, Treasurer and Chairman of the Finance
(DOB: 10/12/38)                                            Committee, Cambridge College; Chairman Emeritus
                                                           and         Director,
                                                           American Institute of
                                                           Food    and     Wine;
                                                           Chairman          and
                                                           President,    Oldways
                                                           Preservation      and
                                                           Exchange        Trust
                                                           (education);   former
                                                           Chairman    of    the
                                                           Board,  Director, and
                                                           Executive        Vice
                                                           President, The London
                                                           Harness      Company;
                                                           former       Managing
                                                           Partner,    Roscommon
                                                           Capital Corp.; former
                                                           Chief       Executive
                                                           Officer,      Gifford
                                                           Gifts of Fine  Foods;
                                                           and former Chair man,
                                                           Gifford,  Drescher  &
                                                           Associates
                                                           (environmental
                                                           consulting)
James S. Howell                  Chairman of the           Former Chairman of the Distribution Foundation for
(DOB: 8/13/24)                   Board of Trustees         the Carolinas; and former Vice President of Lance Inc.
                                                           (food manufacturing).



                                                        12




Name                             Position with Trust       Principal Occupations for Last Five Years
-------------------------------  ------------------------- -----------------------------------------------------------------
Leroy Keith, Jr.                 Trustee                   Chairman of the Board and Chief Executive Officer,
(DOB: 2/14/39)                                             Carson Products Company; Director of Phoenix Total
                                                           Return    Fund    and
                                                           Equifax,        Inc.;
                                                           Trustee   of  Phoenix
                                                           Series Fund,  Phoenix
                                                           Multi-Portfolio Fund,
                                                           and The  Phoenix  Big
                                                           Edge Series Fund; and
                                                           former     President,
                                                           Morehouse College.
Gerald M. McDonnell              Trustee                   Sales Representative with Nucor-Yamoto, Inc. (steel
(DOB: 7/14/39)                                             producer).
Thomas L. McVerry                Trustee                   Former Vice President and Director of Rexham
(DOB: 8/2/39)                                              Corporation; and former Director of Carolina
                                                           Cooperative Federal Credit Union.
William Walt Pettit              Trustee                   Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)
David M. Richardson              Trustee                   Vice Chair and former Executive Vice President, DHR
(DOB: 9/14/41)                                             International, Inc. (executive recruitment); former
                                                           Senior Vice President, Boyden International Inc.
                                                           (executive recruitment); and Director, Commerce and
                                                           Industry Association of New Jersey, 411
                                                           International, Inc., and J&M Cumming Paper Co.
Russell A. Salton, III MD        Trustee                   Medical Director, U.S. Health Care/Aetna Health
(DOB: 6/2/47)                                              Services; former Managed Health Care Consultant;
                                                           and former President, Primary Physician Care.
Michael S. Scofield              Trustee                   Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)
Richard J. Shima                 Trustee                   Former Chairman, Environmental Warranty, Inc.
(DOB: 8/11/39)                                             (insurance agency); Executive Consultant, Drake
                                                           Beam   Morin,    Inc.
                                                           (executive
                                                           outplacement);
                                                           Director           of
                                                           Connecticut   Natural
                                                           Gas      Corporation,
                                                           Hartford    Hospital,
                                                           Old    State    House
                                                           Association,
                                                           Middlesex      Mutual
                                                           Assurance    Company,
                                                           and Enhance Financial
                                                           Services,       Inc.;
                                                           Chairman,   Board  of
                                                           Trustees,    Hartford
                                                           Graduate      Center;
                                                           Trustee,      Greater
                                                           Hartford YMCA; former
                                                           Director,        Vice
                                                           Chairman   and  Chief
                                                           Investment   Officer,
                                                           The         Travelers
                                                           Corporation;   former
                                                           Trustee,
                                                           Kingswood-Oxford
                                                           School;   and  former
                                                           Managing Director and
                                                           Consultant,   Russell
                                                           Miller, Inc.
William J. Tomko*                President and             Senior Vice President and Operations Executive,
(DOB: 8/30/58)                   Treasurer                 BISYS Fund Services.



                                                        13




Name                             Position with Trust       Principal Occupations for Last Five Years
-------------------------------  ------------------------- -----------------------------------------------------------------
Bryan Haft*                      Vice President            Team Leader, Fund Administration, BISYS Fund
(DOB: 1/23/65)                                             Services.

Michael H. Koonce                Secretary                 Senior Vice President and Assistant General Counsel,
(DOB: 4/20/60)                                             First Union Corporation; former Senior Vice President
                                                           and General Counsel, Colonial Management
                                Associates, Inc.




*Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001

Trustee Compensation

          Listed  below  is  the   estimated   Trustee   compensation   for  the
twelve-month period ended June 30, 1998. The Trustees do not receive retirement benefits from the Trust.


                                         COMPENSATION TABLE


                             Aggregate            Total Compensation
                             Compensation         From Registrant And
                             From                 Fund Complex Paid To
Name Of Person               Registrant           Directors
Laurence B. Ashkin           $4,271               $66,144
Charles A. Austin            $4,554               $52,517(a)
K. Dun Gifford               $4,174               $49,196
James S. Howell              $5,981               $96,969(b)
Leroy Keith Jr.              $4,400               $50,676
Gerald M. McDonnell          $5,413               $84,950(c)
Thomas L. McVerry            $5,557               $90,700(d)
William Walt Pettit          $4,937               $77,625(e)
David M. Richardson          $4,458               $48,970
Russell A. Salton, III       $5,127               $86,050(f)
Michael S. Scofield          $5,308               $81,981(g)
Richard J. Shima             $4,768               $63,234

(a) $5,700 of this amount payable in later years as deferred  compensation.
(b) $74,044 of this  amount  payable in later years as  deferred  compensation.
(c) $84,950 of this  amount  payable in later years as  deferred  compensation.
(d) $90,700 of this  amount  payable in later years as  deferred  compensation.
(e) $77,625 of this  amount  payable in later years as  deferred  compensation.
(f) $86,050 of this  amount  payable in later years as  deferred  compensation.
(g) $23,320 of this amount payable in later years as deferred compensation.


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of the date of this SAI, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of a Fund's outstanding shares as of September 30, 1998:



Short-Intermediate - Class A
None

Short-Intermediate - Class B
MLPF&S For the Sole Benefit of Its         5.474%
Customers
Attn: Fund Administration #97H43
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484

Short-Intermediate - Class C
MLPF&S For the Sole Benefit of Its         23.956%
Customers
Attn: Fund Administration #97H43
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484

Donaldson Lufkin & Jenrette                12.915%
Securities Corporation
P.O. Box 2052
Jersey City, NJ 07303-2052

FUBS & Co FEBO                             5.296%
Rachel W. Fort
Edward C. Fort
2737 Stockton St.
Winston Salem, NC 27127

First Union Brokerage Services             7.488%
Rivero Gordimer & Co. PA
Ceasar Rivero & Richard Gordimer
2203 N. Lois Ave.
Tampa, FLA 33607

Short-Intermediate - Class Y
First Union National Bank                  44.437%
Trust Accounts
Attn Ginny Batten
11th Fl CMG-151 301 S Tryon St Charlotte, NC 28288

First Union National Bank                  54.379%
Trust Accounts
Attn Ginny Batten
11th Fl CMG-151 301 S Tryon St Charlotte, NC 28288

Intermediate Term Government - Class A
Charles Schwab & Co., Inc.                 16.817%
Speccial Custody Acct./FBO
Exclusive
Benefit of Customers/Reinvest Acct.
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Intermediate Term Government - Class B
MLPF&S For the Sole Benefit of Its         23.708%
Customers
Attn: Fund Administration #97A19
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484

First Union Brokerage Services             8.614%
Eleanor Y.  Lind
609 Four Bays Drive
Nokomis, FLA 34275-3009

Virginia E. Casper                         5.333%
5871 Jeffries Ranch Road
Oceanside, CA 92057

FUBS & Co., FEBO                           5.274%
Carmela N. Woodruff
1 College Lane
Brevard, NC 28712

First Union Brokerage Services             5.228%
Frances E. Clyma Rev. Trust
11381 Prosperity Farms Rd.
Palm Beach Gardens, FLA 33410-
3455

Intermediate Term Government - Class C
Donaldson Lufkin & Jenrette                55.791%
Securities Corporation
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S For the Sole Benefit of Its         44.209%
Customers
Attn: Fund Administration #97A20
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484

Intermediate Term Government - Class Y
First Union National Bank                  59.601%
Trust Accounts
Attn: Ginny Batten
301 South Tryon S.t
Charlotte, NC 28202-1910

First Union National Bank                  37.449%
Trust Accounts
Attn: Ginny Batten
301 South Tryon S.t
Charlotte, NC 28202-1910

Capital Preservation - Class A
MLPF&S For the Sole Benefit of Its         34.332%
Customers
Attn: Fund Administration #97A20
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484

Raymond James & Asociates, Inc.            6.341%
For Elite Account
FAAO Ted Murray
Special Account 2 Service Account
2500 Tanglewilde Sst.
Houston, TX 77063

Smith Barney, Inc.                         6.052%
388 Greenwich St.
New York, NY 10013

Capital Preservation - Class B
MLPF&S For the Sole Benefit of Its         13.612%
Customers
Attn: Fund Administration #98296
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484

Capital Preservation - Class C
MLPF&S For the Sole Benefit of Its         14.834%
Customers
Attn: Fund Administration #97TW1
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484

ANECA Federal Credit Union                 6.125%
c/o Rick Holland
P.O. Box 21734
Shreveport, LA 71151

St. Ann's Catholic Church                  5.191%
Attn: Fr. Peter McKenna
P.O. Box 256
LaVernia, TX 78121-0256

Intermediate Term Bond- Class A
None

Intermediate Term Bond - Class B
MLPF&S For the Sole Benefit of Its         10.092%
Customers
Attn: Fund Administration #97TU7
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484

Intermediate Term Bond - Class C
NFSC FEBO                                  6.56%
Center For the Advancement of HLT
Rena Convissor
2000 Florida Ave. NW
Washington, DC 20009-1231

MLPF&S For the Sole Benefit of Its         27.284%
Customers
Attn: Fund Administration #98295
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484

Intermediate Term Bond - Class Y
First Union National Bank                  70.510%
Trust Accounts
Attn: Ginny Batten
301 South Tryon S.t
Charlotte, NC 28202-1910

First Union National Bank                  28.959%
Trust Accounts
Attn: Ginny Batten
301 South Tryon S.t
Charlotte, NC 28202-1910


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS

         The investment advisor to each Fund is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered at 301 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

         The investment advisor to Short-Intermediate and Intermediate Term Government is the Capital Management Group of First Union National Bank ("FUNB"), located at 201 South College Street, Charlotte, North Carolina 28288-0630. The investment advisor is entitled to receive from Short-Intermediate and Intermediate Term Government an annual fee equal to 0.50% and 0.60%, respectively, of the Fund's average daily net assets.

         The investment advisor to Capital Preservation and Intermediate Term Bond is Evergreen Investment Management Company ("EIMC"). The investment advisor is entitled to receive from each Fund an annual fee equal to 2.0% of each Fund's gross dividend and interest income plus 0.50% of the first $100 million of the aggregate net asset value of each Fund's shares, plus 0.45% of the next $100 million, plus 0.40% of the next $100 million, plus 0.35% of the next $100 million, plus 0.30% of the next $100 million, plus 0.25% of amounts over $500 million.

Advisory fees are computed as of the close of business each business day and payable monthly.

INVESTMENT ADVISORY AGREEMENTS

         On behalf of each if its Funds, the Trust has entered into an investment advisory agreement with the investment advisor (the "Advisory Agreements"). Under the Advisory Agreements, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the appropriate Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services. Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees of the Trust (Trustees who are not interested persons of a Fund, as defined in the 1940 Act); (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan (defined below) (as applicable) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of such Fund and its shares with the SEC or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of each Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for each Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of such Fund. (See also the section entitled "Financial Information.")

         Each Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of each Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. Each Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit a Fund to buy or sell securities from another investment company for which a subsidiary of First Union is an investment advisor. The Rule 17a-7 Procedures also allow the Funds to buy or sell securities from other advisory clients for whom a subsidiary of First Union is an investment advisor. The Funds may engage in such transaction if they are equitable to each participant and consistent with each participant's investment objective.

DISTRIBUTOR

         Evergreen Distributor, Inc. (the "Distributor") markets the Funds through broker-dealers and other financial representatives. Its address is 125
W. 55th Street, New York, NY 10019.

DISTRIBUTION PLANS AND AGREEMENTS

         Distribution fees are accrued daily and paid at least monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         The National Association of Securities Dealers, Inc. ("NASD") limits the amount that a mutual fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder services fees. The NASD also limits the aggregate amount that a Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the distribution plan, plus interest at the prime rate plus 1.00% on such amounts remaining unpaid from time to time.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B shares, and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         Each Advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative service and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares (as applicable). The Plans are designed to (I) stimulate brokers to provide distribution and administrative support services to each Fund and holders of such Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to a Fund and holders of such Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding such Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as a Fund reasonably requests for its Class A, Class B and Class C shares, as applicable.

         FUNB or its affiliates may finance the payments made by the Distributor to compensate broker/dealers or other persons for distributing shares of a Fund.

          In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of a Fund, (I) no distribution fees (other than current amounts accrued but not yet paid) would be owed by a Fund to the Distributor with respect to that class or classes, and (ii) a Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution service fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of a Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (I) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or
(ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, a Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment. (See also the section entitled "Financial Information.")


ADDITIONAL SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to Short-Intermediate and Intermediate Term Government, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive a fee from the Fund based on the total assets of all mutual funds administered by EIS for which any affiliate of FUNB serves as investment advisor, as follows: 0.050% on the first $7 billion; 0.035% on the next $3 billion; 0.030% on the next $5 billion; 0.020% on the next $10 billion; 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.

EIS also provides facilities, equipment and personnel to Capital Preservation and Intermediate Term Bond on behalf of their advisor and is reimbursed by the Funds for its services.

Transfer Agent

        Evergreen Service Company ("ESC"), a subsidiary of First Union, is the Funds' transfer agent. The transfer agent issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Independent Auditors

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, audits the annual financial statements of each Fund.

Custodian

        State Street Bank and Trust Company is the Funds' custodian. The bank keeps custody of each Fund's securities and cash and performs other related duties. The custodian's address is P.O.
Box 9021, Boston, Massachusetts 02110.

Legal Counsel

         Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

                                    BROKERAGE

         Due to regulatory developments affecting the securities exchanges and brokerage practices, the Board of Trustees may modify or eliminate any of the following policies.

BROKERAGE COMMISSIONS

         Each Fund expects to buy and sell its fixed income securities directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

SELECTION OF BROKERS

         When buying and selling portfolio securities, each investment advisor seeks brokers who can provide the most benefit to the Fund or Funds for which a trade is being made. When selecting a broker, an investment advisor primarily will look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         Under each Advisory Agreement, each Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to an investment advisor do not replace, but supplement, the services an investment advisor is required to deliver to a Fund under the Advisory Agreement. It is impracticable for an investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, an investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

SIMULTANEOUS TRANSACTIONS

         Each  investment   advisor  makes  investment   decisions  for  a  Fund
independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for an investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. Each investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Funds, but the ideal price or trading volume may not always be achieved for an individual Fund. In order to take advantage of the availability of lower purchase prices, the Funds may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.


                                                TRUST ORGANIZATION

FORM OF ORGANIZATION

        Each Fund is a series of an open-end management investment company, known as "Evergreen Fixed Income Trust". The Trust was formed as a Delaware business trust on September 18, 1997 pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust"). A copy of the Declaration of Trust is on file at the SEC as an exhibit to the Trust's Registration Statement, of which this SAI is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of each Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of each Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

                                    PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Distributor, broker-dealers that have entered into special agreements with the Distributor or certain other financial institutions. Each Fund offers three or four classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Class A Shares

        With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. See also the section in this SAI entitled "Financial Information" for an example of the method of computing the offering price of Class A shares.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

Class B Shares

         The Funds offer Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIMING                                            CDSC RATE

         Month of purchase and the first twelve-month
                  period following the month of purchase................5.00%
         Second twelve-month period following the month of purchase.... 4.00%
         Third twelve-month period following the month of purchase......3.00%
         Fourth twelve-month period following the month of purchase.....3.00%
         Fifth twelve-month period following the month of purchase......2.00%
         Sixth twelve-month period following the month of purchase......1.00%
         Thereafter.....................................................0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.)

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Distributor. The Funds offer Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 12 months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of FUNB, Evergreen Asset, EIMC, Meridian Investment Company or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

CONTINGENT DEFERRED SALES CHARGE

         The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans and Agreements," above). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by NASD, paid to the Distributor or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class A Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

Combined Purchases

        You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 2.50% of the offering price, rather than 3.25%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which include father and mother, sisters and brothers, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.       purchasers of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3.       institutional   investors,   which  may  include   bank  trust
                  departments and registered investment advisors;

         4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to master accounts of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, the Distributor, any broker-dealer with whom the Distributor has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers' written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under a Systematic Income Plan of up to 1.0% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

CALCULATION OF NET ASSET VALUE PER SHARE ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

         Current values for a Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded on a national securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than 60 days for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in 60 days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (5) Short-term investments maturing in more than 60 days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (6) Securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectuses, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


                                               PRINCIPAL UNDERWRITER

         The Distributor is the principal underwriter for the Trust and with respect to each class of each Fund. The Trust has entered into a Principal Underwriting Agreement ( "Underwriting Agreement") with the Distributor with respect to each class of each Fund. The Distributor is a subsidiary of The BISYS Group, Inc.

         The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares. The Distributor may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by the Distributor are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Trust and the Trust reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Trust is not liable to anyone for failure to accept any order.

         The Distributor has agreed that it will, in all respects, duly comply with all state and federal laws applicable to the sale of the shares. The Distributor has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                                            ADDITIONAL TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT
COMPANY

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RICs") under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

TAXES ON DISTRIBUTIONS

         Distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net investment income plus net realized short-term capital gains, if any). Each Fund anticipates that its dividends will not qualify for the 70% dividends-received deduction for corporations. Each Fund will inform shareholders of any amounts that so qualify.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders. For federal tax purposes, shareholders must include such distributions when calculating their long-term capital gains. Distributions of long-term capital gains are taxable as such to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by a Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder must pay taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         Each shareholder should consult his or her own tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and a Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on a Fund's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his or her U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his or her gross income, if that should be to his or her advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he or she would have received if he or she had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

OTHER TAX CONSIDERATIONS

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                              FINANCIAL INFORMATION

Expenses

         The tables below show the total dollar amounts paid by each Fund for services rendered during the fiscal years or periods specified. For more information on specific expenses, see "Investment Advisory and Other Services," "Distribution Plans and Agreements," "Principal Underwriter" and "Purchase, Redemption and Pricing of Shares."


1998 Fund Expenses
                                                                                               Total             Underwriting
                                             Class A        Class B           Class C          Underwriting      Commissions
Fund                     Advisory  Fees      12b-1 Fees     12b-1 Fees        12b-1 Fees       Commissions       Retained
======================== =================== ============== ================  ================ ================  ================
Short-Intermediate       $1,976,366          $16,363        $212,701          $10,110          $22,935           $2,549
Intermediate Term
Government               $668,939            $71,906        $7,899            $1,131           $1,930            $267
Capital Preservation     $307,654(1)         $33,973        $290,982          $40,971          $74,609           $0
------------------------ ------------------- --------------                                    ----------------  ----------------
Intermediate Term        $574,715 (2)        $120,529       $109,116          $66,780          $13,855           $0
Bond
======================== =================== ============== ================  ================ ================  ================

(1) Of this amount, $212,054 was waived by the Advisor (2) Of this amount, 285,486 was waived by the Advisor




23375
                                                        33

1997 Fund Expenses
                                             Total             Underwriting
                                             Underwriting      Commissions
Fund                     Advisory  Fees      Commissions       Retained
======================== =================== ================  ================
Short-Intermediate       $1,998,063          $52,484           $6,833
Intermediate Term
Government               $546,941(1)         $522              $77
Capital Preservation     $284,977(2)         $305,542          $244,211
------------------------ ------------------- ----------------  ----------------
Intermediate Term        $987,044(3)         $3,201            $504
Bond
======================== =================== ================  ================


(1) Of this amount, $73,557 was waived by the Advisor (2) Of this amount, $245,255 was waived by the Advisor (3) Of this amount, $5,480 was waived by the Advisor


1996 Fund Expenses
                                             Total             Underwriting
                                             Underwriting      Commissions
Fund                     Advisory  Fees      Commissions       Retained
======================== =================== ================  ================
Short-Intermediate       $1,951,949          $74,999           $9,560
IntermediateTerm
Government               $506,065(1)(2)      $0                $0
Capital Preservation     $493,147 (3)(4)     $490,274(5)       $397,085
------------------------ ------------------- ----------------  ----------------
Intermediate Term        $ 600,081(6)(7)     $0                $0
Bond
======================== =================== ================  ================

(1) Ten-month period ended 6/30/96 (2) Of this amount, $61,160 was waived by the Advisor (3) Nine-month period ended 9/30/96 (4) Of this amount, $341,016 was waived by the Advisor (5) Year ended 9/30/96 (6) Ten-month period ended 6/30/96
(7) Of this amount, $64,983 was waived by the Advisor


23375
                                                        34

Brokerage Commissions Paid

     Below are brokerage commissions paid by each Fund for the last three fiscal years or periods.


Fund                           1998                1997               1996
======================  =================== =================== ===============
Short-Intermediate            $10,667               $0                  $0
Intermediate Term               $0                  $0                 $0
Government
Capital Preservation            $0                  $0                 $0
----------------------  ------------------- ------------------- ---------------
Intermediate Term               $0                  $0                 $0
Bond
======================  =================== =================== ===============

PERFORMANCE

Total Return

         Total return quotations for a class of shares of a Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. All dividends and distributions are added to the initial investment, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The annual total returns for each Fund (including applicable sales charges) as of June 30 30, 1998 are as follows:

                                                                          Ten Years or
                                                                              Since             Inception
                                   One Year            Five Years           Inception             Date
Short-Intermediate
   Class A                           3.60%                4.59%               7.14%              1/28/89
   Class B                           1.11%                4.09%               4.68%              1/25/93
    Class C                          5.11%                 N/A                5.83%              9/6/94
    Class Y                           N/A                 5.42%               7.04%              1/4/91


23375
                                                        35




                                                                          Ten Years or
                                                                              Since             Inception
                                   One Year            Five Years           Inception             Date
Intermediate Term Government
   Class A                           4.05%                 N/A                5.37%              5/2/95
    Class B                          1.57%                 N/A                2.77%              2/9/96
   Class C                           5.57%                 N/A                5.62%              4/10/96
    Class Y                           N/A                 5.08%               6.09%              11/1/91
Capital Preservation
    Class A                          1.82%                 N/A                6.67%             12/30/94
    Class B                         (0.54)%               4.09%               4.45%              7/1/91
    Class C                          5.67%                4.50%               4.55%              2/1/93
Intermediate Term Bond
    Class A                          5.28%                5.27%               6.43%              2/13/87
    Class B                          2.89%                4.84%               5.37%              2/1/93
    Class C                          7.01%                5.18%               5.52%              2/1/93
    Class Y                           N/A                  N/A                2.58%              1/26/98
============================= ===================  =================== =================== ===================


Yield

       From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                  YIELD = 2[(a-b+1)6-1]
                                  cd
Where a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average dailY number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period


23375
                                                        36

         Below are each Fund's yields for the 30-day period ended June 30, 1998:



Fund                      Class A        Class B      Class C        Class Y
========================= =============  ============ =============  ==========
Short-Intermediate            5.56%         4.83%         4.83%           5.85%
Intermediate Term             5.16%         4.39%         4.39%           5.39%
Government
Capital                       5.13%         4.38%         4.37%            N/A
Preservation
Intermediate Term             5.50%         4.94%         4.94%           5.94%
Bond
========================= =============  ============ =============  ==========

       Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported n a Fund's financial statements.

       Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in a Fund's investment portfolio, portfolio maturity, operating expenses and market conditions.

        It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

       In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent 12 months. This total return information is computed as described under "Total Return" above except that no annualization is made.

Financial Statements

       The audited financial statements and the Independent Auditor's Reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121.

24488
                                                        37

                                              ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectuses or required by law, each Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

        No dealer, salesperson or other person is authorized to give any information or to make any representation not contained in a Fund's prospectuses, SAI or in supplemental sales literature issued by such Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         Each Fund's prospectuses and SAI omit certain information contained in the Trust's Registration Statement, which you may obtain for a fee from the SEC in Washington, D.C.



24488
                                                        38

                                   APPENDIX A

                          S&P AND MOODY'S BOND RATINGS

S&P Bond Ratings

   An S&P bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

   The ratings are based, in varying degrees, on the following considerations:

   1. Likelihood of default and capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

   2.    Nature of and provisions of the obligation; and

   3. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

   S&P bond ratings are as follows:

   1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

   3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Bond Ratings

Moody's ratings are as follows:

   1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

   3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

   6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   8. Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

   9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                            MONEY MARKET INSTRUMENTS

   Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Commercial Paper

   Commercial paper will consist of issues rated at the time of purchase A-1, by S&P, or Prime-1 by Moody's or F-1 by Fitch; or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P or Fitch, or will be determined by a Fund's investment advisor to be of comparable quality.

A.       S&P Ratings

   An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

   1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

   2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       Moody's Ratings

   The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

   1. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:

   1)    leading market positions in well-established industries;

   2)    high rates of return on funds employed;

   3) conservative capitalization structures with moderate reliance on debt and ample asset protection;

   4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

   5) well established access to a range of financial markets and assured sources of alternate liquidity.

   In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.


FITCH BOND RATINGS

Fitch's ratings are as follows:

   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

   BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

   Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

   NR:  Indicates that Fitch does not rate the specific issue.

   Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

   Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

   Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

   FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raise or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

   Rating Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

   Speculative Grade Bond Ratings BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C:  Bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

   Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Short-Term Ratings

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

   F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

   F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

   F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

   F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

   D: Default. Issues assigned this rating are in actual or imminent payment default.

   LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.



24388
                                                        A-6





                                  Mentor Funds


                                 ---------------
                                  Annual Report
                                 ---------------




                               September 30, 1998






                                 [Mentor Logo]

MENTOR FUNDS
ANNUAL REPORT
TABLE OF CONTENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                                                    PAGE
                                                             ------------------
   Message from the Chairman and President .................  1
   Growth Portfolio ........................................  3
   Global Portfolio ........................................ 14
   Capital Growth Portfolio ................................ 28
   Strategy Portfolio ...................................... 35
   Income and Growth Portfolio ............................. 44
   Balanced Portfolio ...................................... 54
   Municipal Income Portfolio .............................. 63
   Quality Income & Short-Duration Income Portfolios ....... 73
   High Income Portfolio ................................... 88
   Notes to Financial Statements ........................... 97
   Shareholder Information ................................. Inside back cover

MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:


On behalf of all the associates at the Mentor Investment Group, we would like to take this opportunity to thank you for your investment in the Mentor Family of Funds. This Annual Report reaffirms our commitment to our shareholders and details the financial performance of the Mentor Family of Funds for the period ended September 30, 1998.


Founded in 1970, Mentor Investment Group is an investment advisory firm with more than $13 billion under management. We pride ourselves on a strong heritage of providing quality service and a variety of investment choices that help meet
our shareholders' financial objectives by offering    mutual funds and
separately-invested portfolios.

In the commentaries that follow, Mentor's investment teams present insightful perspectives on the markets and strategies that shaped their investment decisions for the past fiscal year.


During this year, Mentor capitalized on its ability to bring products to new market to serve the needs of our investors. Specifically, two funds were introduced to our retail investors. The Mentor Balanced Portfolio is designed to help investors seek capital growth and current income through investment in fixed income and equity securities. The Mentor High Income Portfolio was developed to seek high current income as well as capital appreciation by tapping the potential of high yield bonds.


                            MENTOR INVESTMENT GROUP*

                                     [Graph]
                             Six Investment Styles
Small-Capitalization Growth
Global/International Growth Equity
Large-Capitalization Quality Growth
Balanced Management
Active Fixed Income
Cash Management



* Mentor Investment Advisors, LLC is a wholly-owned subsidiary of Mentor Investment Group, LLC

MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
SEPTEMBER 30, 1998 (CONTINUED)
--------------------------------------------------------------------------------

With a commitment to excellence in investing, Mentor meets the challenges of product expansion by focusing on clarity, simplicity, and efficiency. Our investment teams operate with these priorities:


FOCUS -- In most money management companies, each investment manager has multiple responsibilities. At Mentor, our investment managers are singularly focused on enhancing the value of the portfolios. This means that you can be assured of a consistent, proven approach to developing a winning financial strategy.


OPPORTUNITIES -- By offering six different management styles, portfolio diversification is simplified. By offering multiple styles, Mentor gives investors the tools for long-term investment success through diversification and accommodation of changing investment needs.


SERVICE -- To help serve our shareholders, Mentor has a dedicated Investor Relations Center. Our Relationship Coordinators are professionally trained and licensed to serve clients' needs.


TECHNOLOGY -- Abreast of the most advanced technology and using the latest analytical tools, our investment managers have the ability to survey the financial markets and make informed decisions about the best place to invest.


We at Mentor are honored to be a partner in the management of your financial assets. Mentor Investment Group provides diversified investment styles and services to over one million shareholders. We serve individuals, corporations, endowments, foundations, public funds, and municipalities. To learn more about Mentor, please contact your consultant or us at (800) 382-0016.

We look forward to making the Mentor formula work for you and to a mutually beneficial relationship.


Sincerely,


/s/ Daniel Ludeman                                /s/ Paul F. Costello
Daniel J. Ludeman                                 Paul F. Costello
CHAIRMAN                                          PRESIDENT


                                 [Mentor Logo]





                              THE MENTOR MISSION

  TO PROVIDE PROFESSIONAL INVESTMENT MANAGEMENT SERVICES THROUGH A FIRM THAT IS SECOND TO NONE IN THE QUALITY OF ITS INVESTMENT PROCESS, THE SKILL AND TRAINING OF ITS PROFESSIONALS, AND THE COMMITMENT, SHARED BY ALL ITS ASSOCIATES, TO DELIVER THE HIGHEST LEVEL OF SERVICE AND ETHICAL BEHAVIOR TO CLIENTS.

  FOR MORE INFORMATION AND A PROSPECTUS FOR THE FUNDS, PLEASE CALL US,
  (800)382-0016, OR CONTACT YOUR CONSULTANT. THE PROSPECTUS CONTAINS COMPLETE INFORMATION ABOUT FEES, SALES CHARGES, AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

MENTOR GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE SMALL-CAPITALIZATION GROWTH TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


The 12 months ended September 30, 1998 were particularly difficult ones for small-cap. managers. The Mentor Growth Portfolio suffered along with most managers. The problems began late in the third quarter of 1997 as the Far East economic situation began to deteriorate and investors worried about the eventual impact of this on the U.S. economy. Fear in the financial markets often leads to a flight to perceived or real safety and investors fled small-caps for bonds and large-cap. stocks. Proof of this lay in the Russell 2000's negative 3.4% return in the fourth quarter of 1997 versus the S&P 500's 2.9% gain.


In the first and second quarters of 1998 the relative performance of small-caps remained much the same as the final quarter of 1997. Small-cap. growth stocks, in spite of very strong earnings results continued to under perform their large-cap. brethren. By mid-year 1998 the forward P/E of the Mentor Growth Portfolio (based on the next 12 months earnings) for only the second time in its history, was at a discount to the P/E of the S&P 500.


In the third quarter of 1998, matters seemed to come to a head as small-caps as represented by the Russell 2000 were down 16.2% year-to-date and 19% for the trailing 12 months. The S&P 500 return for the trailing 12-month period was 9.1%, emphasizing the disparate market returns. It is particularly interesting to review where the strength in the market was on a capitalization basis as shown below.


                                AVERAGE YTD            NUMBER
  BY CAPITALIZATION      DECLINE (1/1/98-9/30/98)     OF ISSUES
---------------------   --------------------------   ----------
   $250 million                    (28.6%)           5,757
  $250-2 Billion                   (25.1%)           1,905
  $2-5 Billion                     (19.3%)             372
  $5-20 Billion                     (8.9%)             316
  >$20 Billion                      2.06%              138

What is interesting from these numbers is the fact that the only group that seemed to attract much buying interest was the very small group of stocks over $20 billion in market capitalization. The vast predominance of stocks under $2 billion in capitalization were hammered in performance terms.


The flight to perceived investment safety, as illustrated above and caused largely by the worry over the Asian (and later Russian and South American) economic contagion, continued to impact small-caps despite the fact that this sector of the world would have little if any influence on the profit prospects of small-cap. stocks whose operations are mainly domestic. It is also interesting to note that as Mentor Growth Portfolio's small-caps stocks were being penalized by the market, these same companies were reporting superb earnings results for the second quarter. 84% of the Portfolio's holdings reported earnings that were in line with or better that the consensus expectation. Growth rates for earnings averaged 35% over the year ago period. These results followed on the heels of more than 85% positive or as expected earnings results in the first quarter and earnings growth rates exceeding 30%.


In view of the unusual deterioration of small-cap. stock prices, it may be helpful to examine these recent events within a broader historical context. History has illustrated time and again, that small-cap. stocks tend to discount economic events by as much as six to nine months. The economic and market events of 1989 to 1991 were a case in point.


The last time small-cap. valuations suffered as they have this year was the crash of 1990. Small-caps under performed larger companies throughout the latter part of 1989 and then through the bulk of

MENTOR GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE SMALL-CAPITALIZATION GROWTH TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

1990. This was a period leading up to a recession, which officially began in the third quarter of 1990 and lasted through the first quarter of 1991. A recession is simple to identify in hindsight but extremely difficult to predict or identify definitively at the time it is taking place. The only hint of slowing economic growth that we had in 1990 was from late summer conversations with a number of our companies where management expressed concerns that business trends were slowing from the robust levels earlier in the year.


What makes the above review interesting is the action of our portfolio during that period. The Mentor Growth Portfolio declined by nearly 30% from September through the end of October of 1990, the period marking the beginning of the 1990 recession. In late October and early November the stocks in the Portfolio bottomed out and began what would become a very strong upward move. Between October 1990 and August 1991, the Portfolio gained over 74%, easily erasing the declines of the previous year. This upward trend continued until mid-1994, rewarding patient holders with excellent returns.


During 1998, we have remarked periodically that the spread between the performance of large and small companies may be forecasting a coming economic slowdown. This type of flight to the perceived quality of large-capitalization stocks is often associated with such times. And for the first time since the economic expansion of the 1990s began, a small group of economic forecasters are suggesting the possibility of negative economic growth or recession.


With the third quarter now over and earnings about to be reported for our companies, we are guardedly optimistic about the pending results. There are many companies in the portfolio that we know will report very good earnings, and there are a smaller number that we suspect will not meet analysts' estimates. However, we also believe that with the P/E of the Portfolio currently at less than 13 times estimated 1999 earnings results, much of a pending slowdown in earnings growth expectations is already reflected in our stocks. It does seem likely that the 30% growth rate in earnings which is projected for our companies will contract somewhat as analysts become less enthusiastic over the next year, much as happened as we entered the recessionary period of 1990 and 1991. However, particularly when compared to the anemic 2% growth in earnings presently projected for the S&P 500, we continue to believe that small-caps. represent a compelling value. We believe that on the whole, the companies in the Portfolio are excellent ones and as the unknowns of a possible recession become better recognized, the market will once again recognize the outstanding investment characteristics of these companies.


November 1998

MENTOR GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class A and the Russell 2000.~


                                   [GRAPH]

                   Class A           Russell 2,000
 6/5/95              9425              10000
9/30/95             11251              11557
9/30/96             14640              13076
9/30/97             18418              17416
9/30/98             14352              14103

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                              1-Year     Since Inception+++
                  Class A    (26.57%)         11.47%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

 ++ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor Growth Portfolio Class A Shares from the date of issuance on 6/5/95 through 9/30/98.

MENTOR GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class B Shares and the Russell 2000.~

                                    [GRAPH]

               Class B        Russell 2000
 9/30/88       10000                10000
12/31/88        8737                 8860
12/31/89       10252                10835
12/31/90        9096                 8290
12/31/91       13667                12108
12/31/92       15796                14337
12/31/93       18260                17048
12/31/94       17443                16737
 9/30/95       23042                21041
 9/30/96       29535                23804
 9/30/97       36817                31706
 9/30/98       32972                28788

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                        1-Year       5-Year         10-Year
Class B                (25.53%)       9.87%           8.19%





PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

+ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

MENTOR GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class Y and the Russell 2000.~

[GRAPH]
               Class Y Shares      Russell 2,000
11/19/97             10000           10000
12/31/97             10021           10109
 3/31/98             11314           11126
 6/30/98             10713           10607
 9/30/98              8301            8470

Total Returns as of 9/30/98

               1-Year         Since Inception++
Class Y        n/a              (18.36%)




PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 ~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

 + Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
++ Reflects operations of Mentor Growth Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                           SHARES            MARKET VALUE
COMMON STOCKS - 84.17%
CAPITAL GOODS & CONSTRUCTION - 3.67%
Conrad Industries, Inc. *                  225,700         $ 1,495,262
Denali, Inc. *                             180,950           2,442,825
Motivepower Industries, Inc. *             282,500           6,603,437
Pentacon, Inc. *                           159,500           1,016,813
Rental Service Corporation *               237,900           4,282,200
Waste Industries, Inc. *                    95,750           1,986,812
                                                           -----------
                                                            17,827,349
                                                           -----------
CONSUMER CYCLICAL - 14.81%
Cadmus Communications
   Corporation                             192,900           3,761,550
Central Garden & Pet
   Company *                               237,200           4,388,200
Chancellor Media
   Corporation *                           110,950           3,702,956
Chattem, Inc.                              121,100           3,307,544
Clear Channel
   Communications                          113,712           5,401,320
Dollar General Corporation                 105,116           2,798,720
Dollar Tree Stores, Inc. *                 136,575           4,276,505
Fairfield Communities, Inc. *              239,450           2,394,500
Family Dollar Stores                       348,900           5,495,175
Galey & Lord, Inc. *                       171,700           2,049,669
Keystone Automotive
   Industries, Inc. *                      303,300           5,990,175
Lamar Advertising Company *                111,300           3,116,400
Mail Well Holdings, Inc. *                  76,300             653,319
Media Arts Group, Inc. *                   190,300           1,736,487
Metro Networks, Inc. *                      75,600           2,768,850
Outdoor Systems, Inc. *                    469,589           9,156,986
Papa John's
   International, Inc. *                   112,500           3,712,500
SCP Pool Corporation *                     253,075           3,289,975
Suburban Lodges of America *               195,150           1,305,066
Travel Services
   International, Inc. *                   198,250           2,688,766
                                                           -----------
                                                            71,994,663
                                                           -----------
CONSUMER STAPLES - 5.70%
Celestial Seasonings, Inc. *               154,800           2,341,350
Natrol, Inc. *                             171,900           1,525,612
Omega Protein Corporation *                158,000             878,875
Rexall Sundown, Inc. *                     196,700           3,036,556
Richfood Holdings, Inc.                    274,725           4,223,897
Twinlab Corporation *                      117,000           2,998,125
US Foodservice *                           151,100           6,289,537
Wild Oats Markets, Inc. *                  112,300           3,046,137
Whole Foods Market, Inc. *                  80,050           3,372,106
                                                           -----------
                                                            27,712,195
                                                           -----------


                                           SHARES            MARKET VALUE
COMMON STOCKS (CONTINUED)
ENERGY - 2.14%
Core Laboratories N.V. *                   340,500         $ 5,873,625
Global Industries, Limited *               265,850           3,073,891
Unifab International, Inc. *               140,000           1,470,000
                                                           -----------
                                                            10,417,516
                                                           -----------
FINANCIAL - 7.28%
Concord EFS, Inc. *                        351,316           9,068,344
Hibernia Corporation -
   Class A                                 196,000           2,829,750
Markel Corporation *                        66,360          10,119,900
National Commerce
   Bancorporation                          424,834           7,009,761
NOVA Corporation *                         208,423           6,395,965
                                                           -----------
                                                            35,423,720
                                                           -----------
HEALTH - 19.18%
American Dental
   Partners, Inc. *                         68,600             591,675
Assisted Living
   Concepts, Inc. *                        132,600           1,881,262
Brookdale Living
   Communities *                           213,800           4,489,800
Curative Health
   Services, Inc. *                        185,450           5,679,406
Express Scripts, Inc. -
   Class A *                                77,300           6,357,925
Health Management
   Associates, Inc. *                      310,061           5,658,613
Henry Schein, Inc. *                       120,250           4,178,687
Mecon, Inc. *                              184,600           1,384,500
Medquist, Inc. *                           217,050           6,864,206
Molecular Devices
   Corporation *                           232,000           3,973,000
Monarch Dental
   Corporation *                           113,000           1,490,187
NCS Healthcare, Inc. -
   Class A *                               131,350           2,315,044
Omnicare, Inc.                             140,660           4,958,265
Osteotech, Inc. *                          190,450           5,046,925
Pharmaceutical Product
   Development *                           117,450           3,288,600
Priority Healthcare
   Corporation - Class B *                 120,700           2,761,013
Province Healthcare
   Company *                               222,700           7,585,719
QuadraMed Corporation *                    201,400           4,053,175
Serologicals Corporation *                 376,050           9,448,256
Sunrise Assisted Living, Inc. *            175,200           6,011,550
United Payors &
   Providers, Inc. *                       171,450           3,343,275
Wesley Jessen Visioncare, Inc. *            90,000           1,912,500
                                                           -----------
                                                            93,273,583
                                                           -----------

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                    SHARES      MARKET VALUE
COMMON STOCKS (CONTINUED)
TECHNOLOGY - 18.23%
ADE Corporation *                  246,400     $2,402,400
Applied Micro Circuits *           135,100      2,009,612
Aspect Development, Inc. *          54,050      2,128,219
ATMI, Inc. *                       147,950      2,052,806
Benchmark Electronics, Inc. *      289,440      6,602,850
Billing Concepts
   Corporation *                   214,350      3,000,900
Black Box Corporation *            111,350      2,700,237
C&D Technologies, Inc.             150,600      3,595,575
Carrier Access Corporation *        30,100        538,037
Cerprobe Corporation               278,800      3,066,800
CSG Systems
   International, Inc. *           119,600      5,292,300
Cumulus Media - Class A *          220,550      1,791,969
E.spire Communications, Inc. *     196,600      1,769,400
FORE Systems, Inc. *               196,400      3,265,150
Genesis Microchip, Inc. *           25,000        235,937
ICG Communications *               167,500      2,826,562
ITC DeltaCom *                     209,100      4,338,825
Medialink Worldwide, Inc. *        180,000      3,015,000
Network Appliance, Inc. *           37,100      1,878,187
Optek Technology, Inc. *           222,900      3,956,475
Parlex Corporation *               219,950      2,020,791
PCD, Inc. *                        216,200      2,702,500
Powerwave Technologies,
   Inc. *                          158,300      1,345,550
PRI Automation, Inc. *             238,800      2,985,000
RF Micro Devices, Inc. *           163,400      2,961,625
SCB Computer
   Technology, Inc. *              498,150      3,860,663
Segue Software, Inc. *             223,000      3,679,500
Sipex Corporation *                239,500      6,077,313
Speedfam International, Inc. *     236,700      2,544,525
World Access, Inc.                 197,750      4,004,438
                                               ----------
                                               88,649,146
                                               ----------
TRANSPORTATION - 6.05%
Atlantic Coast Airlines, Inc. *    222,750      5,206,781
Carey International, Inc. *        107,850      1,617,750
Coach USA, Inc. *                  180,350      4,452,391
Comair Holdings, Inc.              190,225      5,468,969
Covenant Transport, Inc. -
   Class A *                       217,700      2,476,338
Hunt (JB) Transportation
   Services, Inc.                   86,850      1,259,325
Mesaba Holdings, Inc.              379,775      5,506,738
M.S. Carriers, Inc. *               89,850      1,785,769
US Xpress Enterprises -
   Class A *                       135,650      1,661,713
                                               ----------
                                               29,435,774
                                               ----------


                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
MISCELLANEOUS - 7.11%
ABR Information
   Services, Inc. *                          130,500   $  1,786,219
AccuStaff, Inc. *                            145,635      2,120,810
AHL Services, Inc. *                         261,050      8,549,388
Butler International, Inc. *                 150,600      3,002,588
Gulf Island Fabrication, Inc. *              184,350      3,133,950
Kulicke & Soffa Industries,
   Inc.                                      186,400      2,493,100
Meta Group, Inc. *                            76,750      2,508,766
NFO Worldwide, Inc. *                        188,750      1,875,703
Rock of Ages Corporation *                   129,800      1,444,025
Romac International, Inc. *                  186,667      3,360,006
Select Appointments
   Holding~                                  133,850      2,325,644
StaffMark, Inc. *                            106,850      1,950,013
                                                       ------------
                                                         34,550,212
                                                       ------------
TOTAL COMMON STOCKS
   (COST $392,590,559)                                  409,284,158
                                                       ------------
SHORT-TERM INVESTMENT - 14.75%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $72,638,658 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $73,365,044 (cost
   $71,719,983)                          $71,719,983     71,719,983
                                                       ------------
TOTAL INVESTMENTS
   (COST $464,310,542)-98.92%                           481,004,141
OTHER ASSETS LESS LIABILITIES - 1.08%                     5,256,518
                                                       ------------
NET ASSETS - 100.00%                                   $486,260,659
                                                       ============

     *  Non-income producing.
     ~  American Depository Receipts.

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $476,835,969 and $493,255,955, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $465,111,603. Net unrealized appreciation aggregated $15,892,538, of which $88,762,155, related to appreciated investment securities and $72,869,617, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                              $409,284,158
Repurchase agreements                                71,719,983
                                                   ------------
  Total investments
     (cost $464,310,542)                            481,004,141
Collateral for securities
  loaned (Note 2)                                   115,219,699
Receivables
  Investments sold                                    9,099,966
  Fund shares sold                                      958,924
  Dividends and interest                                 60,844
Other                                                    74,079
                                                   ------------
  TOTAL ASSETS                                      606,417,653
                                                   ------------
LIABILITIES
Payables
  Investments purchased          $ 1,944,829
  Securities loaned (Note 2)     115,219,699
  Fund shares redeemed             2,791,991
Accrued expenses and other
  liabilities                        200,475
                                 -----------
  TOTAL LIABILITIES                                 120,156,994
                                                   ------------
NET ASSETS                                         $486,260,659
                                                   ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                       $451,922,136
  Accumulated undistributed
     net investment income                                    -
  Accumulated net realized
     gain on investment
     transactions                                    17,644,924
  Net unrealized appreciation
     of investments                                  16,693,599
                                                   ------------
NET ASSETS                                         $486,260,659
                                                   ============
NET ASSET VALUE PER SHARE
Class A Shares                                     $      14.60
Class B Shares                                     $      14.18
Class Y Shares                                     $      14.63
OFFERING PRICE PER SHARE
Class A Shares                                     $      15.49 (a)
Class B Shares                                     $      14.18
Class Y Shares                                     $      14.63
SHARES OUTSTANDING
Class A Shares                                        5,323,225
Class B Shares                                       27,027,617
Class Y Shares                                        1,732,865

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                             $     524,466
Interest                                                  3,725,963
                                                      -------------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                      4,250,429
EXPENSES
Management fee (Note 4)           $  4,204,377
Distribution fee (Note 5)            3,638,580
Shareholder service fee
  (Note 5)                           1,489,460
Transfer agent fee                     800,563
Administration fee (Note 4)            600,625
Shareholder reports and
  postage expenses                     142,288
Registration expenses                  130,378
Custodian and accounting fees           84,516
Legal fees                              22,254
Directors' fees and expenses            17,864
Audit fees                              12,320
Organizational expenses                  8,526
Miscellaneous                           61,523
                                  ------------
 Total expenses                                          11,213,274
                                                      -------------
NET INVESTMENT LOSS                                      (6,962,845)
                                                      -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain on
  investments (Note 2)              37,565,972
Change in unrealized
  appreciation on investments     (173,567,460)
                                  ------------
NET LOSS ON INVESTMENTS                                (136,001,488)
                                                      -------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $(142,964,333)
                                                      =============

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED       YEAR ENDED
                                                                       9/30/98           9/30/97
NET INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment loss                                               $   (6,962,845)   $  (6,118,383)
 Net realized gain on investments                                      37,565,972       35,210,825
 Change in unrealized appreciation on investments                    (173,567,460)      90,598,141
                                                                   --------------    -------------
 Increase (decrease) in net assets resulting from operations         (142,964,333)     119,690,583
                                                                   --------------    -------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                              (6,599,466)      (5,768,516)
  Class B                                                             (31,307,757)     (52,589,913)
  Class Y                                                                     (10)               -
                                                                   --------------    -------------
  Total distributions to shareholders                                 (37,907,233)     (58,358,429)
                                                                   --------------    -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                         313,753,597      168,560,541
 Reinvested distributions                                              36,935,409       57,233,448
 Cost of shares redeemed                                             (294,819,420)     (87,713,664)
                                                                   --------------    -------------
 Change in net assets resulting from capital share transactions        55,869,586      138,080,325
                                                                   --------------    -------------
 Increase (decrease) in net assets                                   (125,001,980)     199,412,479
Net Assets
 Beginning of year                                                    611,262,639      411,850,160
                                                                   --------------    -------------
 End of year                                                       $  486,260,659    $ 611,262,639
                                                                   ==============    =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                 YEAR           YEAR            YEAR               PERIOD
                                                                ENDED           ENDED          ENDED               ENDED
                                                               9/30/98         9/30/97        9/30/96           9/30/95 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $ 19.94        $ 18.47         $ 16.08           $   13.37
                                                              -------        ---------       -------           ---------
Income from investment operations
 Net investment loss                                            (0.12)        ( 0.17)          (0.10)             ( 0.01)
 Net realized and unrealized gain (loss) on investments         (4.03)          4.19            4.23                2.72
                                                              --------       ---------       --------          ----------
 Total from investment operations                               (4.15)          4.02            4.13                2.71
                                                              --------       ---------       --------          ----------
Less distributions
 From capital gains                                             (1.19)         (2.55)          (1.74)                  -
                                                              --------       ---------       --------          ----------
Net asset value, end of period                                $ 14.60        $ 19.94         $ 18.47           $   16.08
                                                              ========       =========       ========          ==========
TOTAL RETURN*                                                  (22.08%)        25.81%          29.15%              20.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $  77,720      $ 105,033       $  40,272          $   20,368
Ratio of expenses to average net assets                          1.26%          1.28%           1.28%               1.36% (a)
Ratio of net investment loss to average net assets              (0.56%)       (0.67%)          (0.39%)             (0.65%)(a)
Portfolio turnover rate                                            88%            77%            105%                 70%
Average commission rate on portfolio transactions           $  0.0658      $  0.0651      $   0.0602

(a) Annualized.
(b) For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
* Total return does not reflect sales commissions and is not annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                          YEAR         YEAR         YEAR
                                                         ENDED         ENDED        ENDED
                                                        9/30/98       9/30/97      9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $ 19.53      $ 18.29      $ 16.05
                                                       --------     ---------    ---------
Income from investment operations
 Net investment loss                                     (0.23)       (0.22)       (0.17)
 Net realized and unrealized gain (loss) on
  investments                                            (3.93)        4.01         4.15
                                                       --------     ---------    ---------
 Total from investment operations                        (4.16)        3.79         3.98
                                                       --------     ---------    ---------
Less distributions
 From capital gains                                      (1.19)       (2.55)       (1.74)
                                                       --------     ---------    ---------
Net asset value, end of period                         $ 14.18      $ 19.53      $ 18.29
                                                       ========     =========    =========
TOTAL RETURN*                                           (22.62%)      24.66%       28.18%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $ 383,188    $ 506,230    $ 371,578
Ratio of expenses to average net assets                   2.01%        2.03%        2.03%
Ratio of net investment loss to average net assets       (1.30%)      (1.42%)      (1.13%)
Portfolio turnover rate                                     88%          77%         105%
Average commission rate on portfolio transactions    $  0.0658    $  0.0651    $  0.0602



                                                             PERIOD             YEAR          YEAR
                                                             ENDED             ENDED         ENDED
                                                          9/30/95 (b)         12/31/94      12/31/93
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $    12.15           $ 13.78       $ 12.81
                                                         ----------           -------       -------
Income from investment operations
 Net investment loss                                          (0.13)            (0.15)        (0.08)
 Net realized and unrealized gain (loss) on
  investments                                                  4.03             (0.47)         2.07
                                                         -----------          -------       -------
 Total from investment operations                              3.90             (0.62)         1.99
                                                         -----------          -------       -------
Less distributions
 From capital gains                                              --             (1.01)        (1.02)
                                                         -----------          -------       -------
Net asset value, end of period                           $    16.05           $ 12.15       $ 13.78
                                                         ===========          =======       =======
TOTAL RETURN*                                                 32.10%            (4.48%)       15.60%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $  246,326          $190,126      $186,978
Ratio of expenses to average net assets                        2.08% (a)         2.01%         2.02%
Ratio of net investment loss to average net assets            (1.20%)(a)        (1.20%)       (1.12%)
Portfolio turnover rate                                          70%               77%           64%
Average commission rate on portfolio transactions

CLASS Y SHARES

                                                          PERIOD ENDED
                                                           9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $   18.12
                                                         ---------
Income from investment operations
 Net investment loss                                         (0.02)
 Net realized and unrealized loss on investments             (3.28)
                                                         -----------
 Total from investment operations                            (3.30)
                                                         -----------
Less distributions
 From capital gains                                          (0.19)
                                                         -----------
Net asset value, end of period                           $   14.63
                                                         ===========
TOTAL RETURN*                                               (18.36%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $  25,353
Ratio of expenses to average net assets                       1.01% (a)
Ratio of net investment loss to average net assets           (0.04%)(a)
Portfolio turnover rate                                         88%
Average commission rate on portfolio transactions        $  0.0658

(a) Annualized.
(b) For the period from January 1, 1995 to September 30, 1995.
(c) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

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MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

MARKETS REVIEW
The 12-month period ended September 30, 1998 marked a turbulent period for world markets. For the period the Mentor Perpetual Global Portfolio A shares returned (4.97%) while the B shares returned (5.65%), exclusive of sales charges. This compares favorably to the (7.57%) average return for its Lipper Global Funds peer group. This performance placed both share classes in the 2nd quartile of that Lipper category. The Portfolio's Morgan Stanley World Index benchmark returned 0.51% for the period due to its overweighting in Japan as compared to most managers, including Mentor.



UNITED STATES
The year began with the U.S. enjoying healthy economic growth, subdued inflation and rising corporate profits. The market began to run out of steam, however, during the second quarter of 1998 as investors became somewhat nervous about the effect of the Asian economic collapse on U.S. corporate earnings growth and concerns that the strength of the domestic economy might provoke tightening by the Federal Reserve. Mid- and small-cap. stocks fell increasingly out of favor, despite their higher expected growth rates, and significantly trailed their larger counterparts. A significant factor behind this phenomenon was the increasing nervousness of U.S. retail investors who sought reassurance by buying very large, well-known companies. Despite this, we remain reluctant to buy the mega-cap. stocks where valuations bear no rational relationship to current or foreseeable earnings.


The Federal Reserve, through its chairman, has already voiced its concern over the possible effects of international turmoil on financial markets and the U.S. economy. Interest rates have already been cut twice by 25 basis points, liquidity is being injected into U.S. money markets, and there are strong expectations of more rate cuts to come. As always, the question for investors is what exactly has been priced into the market. Intense focus on a very small range of very large companies has largely obscured the fact that most stocks have already experienced a substantial bear market. For much of the U.S. equity market, the gloomy prognostications of economic slowdown and earnings stagnation have largely been discounted. Indeed, relative to the market as a whole, small- and mid-cap. stocks stand at historically low valuations, raising the possibility that sharp reductions in interest rates and massive increases in money supply could herald a rerun of the 1989-1992 bull-run in this sector.



UNITED KINGDOM
In common with equity markets worldwide, the U.K. sharply corrected early in the fourth quarter of 1997. However, in November, despite an unexpected 0.25% rise in interest rates, the market rallied and continued to move forward strongly through the end of the first quarter 1998. In June, the Monetary Policy Committee (MPC) surprised many by raising interest rates a further 0.25% to 7.5%. Almost coincidentally, stronger than expected numbers for inflation, average earnings growth, and retail spending prompted fears of yet another rise in U.K. interest rates. In common with other world equity markets, the U.K. has seen recent indiscriminate declines and opinion appears to have shifted towards expectation of a hard landing -- or technical recession -- later in 1998. The corporate sector today enjoys robust financial strength and any downturn is unlikely to be as severe as the stock market is suggesting. With growing international pressure for cuts in Western interest rates, coupled with weakening domestic economic data and recent downward revisions to wages growth, future interest


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MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

rate cuts seem likely. With venture capitalists and directors already taking active advantage of current low valuations among small- and mid-cap. stocks, with U.K. interest rates set to fall farther, and with weaker sterling providing support to exports and protection against imports, we find ourselves more positive than the consensus about prospects for the U.K. equity market.



CONTINENTAL EUROPE
Early in the fourth quarter of 1997, Asia's deepening travails provoked corrections to European markets. However, a strong bounce in December 1997 extended into a rally that continued well into the first quarter of 1998. By the end of the first quarter, equity markets, supported by cross-border mergers and acquisitions, corporate restructuring, low interest rates, and strong mutual funds inflows, had reached new record highs. Despite sharp corrections in April and June on concerns over renewed turmoil in Asia and a possible rise in core European interest rates, European equity markets generally continued their strong upward progress throughout the second quarter. However, in the final weeks of the third quarter, European markets, already uneasy over growing signs of a downturn in exports and hesitancy in Germany's economic recovery, fell prey to the same global issues affecting other Western equity markets and corrected sharply.


It seems increasingly likely that the EMU's interest rate will be set at a fairly low level. Lower interest rates among Europe's peripheral countries will provide added support for their economies and equity markets. We expect the recent extreme market volatility to continue as the leverage that has built up in markets unwinds. This outlook is clouded by the as yet unquantifiable effects of international financial turmoil and the credit crunch resulting from extreme risk aversion within international capital markets. The disorderly markets and indiscriminate selling of recent months has introduced a number of significant valuation anomalies, and suggests that investment on the basis of fundamental analysis should be rewarded once order and a measure of calm returns to the market place.



JAPAN
In October 1997, the collapse of Asian currencies and equity markets provoked a sharp correction in the Japanese equity market. In January 1998, the market rallied strongly on hopes of successful action by the government to stimulate the domestic economy. However, as the first quarter of 1998 progressed, optimism gave way to resigned gloom as the government once more proved incapable of revitalizing an economy that was slipping back into recession, and the equity market drifted resignedly downward.


For some time, economic statistics have been universally and unremittingly dire. The manufacturing sector has been shedding labor for the last five years, and this has now spread to the service sector. Production, productivity and real wages are all declining steeply, capacity utilization has fallen off a cliff, and wholesale prices are collapsing. The recent dramatic strengthening of the yen relative to the U.S. dollar, however, coupled with an unexpected political consensus, has provided the government with a window of opportunity. They can create massive new liquidity as part of the vital rehabilitation of a banking system which is suffocating under a mountain of unrepayable loans to failed property companies and bankrupt Asian corporations. Recession is forcing corporate restructuring, and a new focus on shareholder value is sowing the seeds of Japan's next bull market. However, shorter term, this

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MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

is likely to mean higher unemployment, further depressing consumer confidence and deepening the severity of Japan's economic contraction.



ASIA
Asian markets plunged during October 1997, as currencies throughout the region buckled, revealing extreme levels of government and corporate foreign debt. At the same time, investor confidence was further undermined by ineffective, inappropriate, and occasionally ill-considered responses by regional governments. From mid-January, markets and currencies bounced dramatically from their oversold lows and, despite unhappiness at the austerity involved, South Korea and Thailand made valuable initial progress in implementing IMF reform programs. However, in April 1998, increasing unrest in Indonesia and the prospect of serious political and economic instability sparked renewed region-wide concerns. Regional currencies and equity markets sank throughout the remainder of the second quarter. A rapidly escalating financial crisis in Russia, followed by effective default on its sovereign debt, triggered a massive worldwide flight to quality and profound risk aversion. Investor confidence in emerging markets, already weak, evaporated, and Asia's equity markets sank to new lows.


Little real progress has been made in restructuring the region's commercial, financial, or legal infrastructure. Regionally, any progress in achieving long-lasting and soundly-based economic recovery remains severely hampered by a mountainous burden of foreign debt. Although there appears to be a growing acceptance amongst G-7 banks and politicians that, faced with a choice between forgiveness or default, the former is likely to prove more rewarding, actual implementation is likely to prove both difficult and protracted. In the meantime, the potential for further civil unrest and political uncertainty suggest that markets are likely to remain volatile and that, at present levels, optimism has already been discounted and further upside potential -- at least in the medium term -- is limited.



LATIN AMERICA
In October 1997, the collapse of Asian currencies and equity markets triggered dramatic declines in Latin American equity markets, with investors particularly concerned over possible devaluation of the Brazilian currency. Prompt action by the Brazilian authorities in raising interest rates to punitively high levels, and instituting government spending reforms resulted in a successful defense of the currency. Brazil's privatization program remained on course, and fading concerns over the stability of the currency allowed the government to wind down interest rates gradually, although these remained at high levels. In April 1998, renewed turmoil in Asia triggered affected investor confidence in emerging markets worldwide, and Latin America's equity markets sank throughout the remainder of the second quarter.


A brief rally in Asia fed through to Latin American equity markets but, in the closing months of the period under review, financial disarray in Russia, and fears over worldwide contagion, effectively destroyed the last vestiges of investor confidence in emerging markets. The ensuing `flight to quality' sent Latin American equity markets tumbling past their earlier New Year lows.


The region continues to suffer from investor concern over fiscal imbalances, with deficits in both government expenditure and trade accounts. The latter have, in part, been due to weak commodity prices, but much has been the product of strong

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MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

domestic growth that has sucked in imports. The re-election of President Cardoso has raised hopes that, together with support from international lending institutions, Brazil's government will be able to institute the fiscal reforms necessary to restore confidence in the country's currency. This could provide something of a role model for other Latin American countries, such as Argentina, Chile and Mexico, also experiencing trade deficits and fiscal imbalances.


November 1998

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MENTOR PERPETUAL GLOBAL PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class A and Class B Shares and the Morgan Stanley Capital International (MSCI) World Index.*

[GRAPH]
               Morgan Stanley      A Shares       B Shares
3/29/94        10000                9425          10000
9/30/94        10546                9982           9487
9/30/95        12125               10655          10587
9/30/96        13846               12501          12677
9/30/97        17256               15200          15668
9/30/98        17344               14445          14580

Average Annual Returns as of 9/30/98
Including Sales Charges

               1-Year         Since Inception++
Class A        (10.44%)       8.50%
Class B         (9.23%)       8.89%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * MSCI World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
    Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


 ~ Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
    Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class A and Class B
     Shares from the date of commencement of operations on 3/29/94 through 9/30/98.

MENTOR PERPETUAL GLOBAL PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class Y Share and the Morgan Stanley Capital International (MSCI) World Index.*

[GRAPH]
               MSCI World Inc      Class Y Shares
11/19/97       10000               10000
12/31/97       10278               10304
 3/31/98       11832               11791
 6/30/98       11714               12041
 9/30/98       10187               10608

Total Returns as of 9/30/98

               1-Year         Since Inception++
Class Y Shares  n/a             1.60%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



 * MSCI World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global
    Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                            SHARES             MARKET VALUE
COMMON STOCKS - 88.49%
ARGENTINA - 0.10%
Perez Company SA~                        4,437               $   36,609
Telecom Argentina SA~                    2,100                   62,344
Telefonica de Argentina SA~              2,020                   59,464
                                                             ----------
                                                                158,417
                                                             ----------
AUSTRIA - 0.34%
Bank Austria AG                         14,000                  535,988
                                                             ----------
BELGIUM - 1.18%
Cofinimmo                                7,576                  920,068
Fortis AG                                1,550                  382,327
G.I.B. Group SA                         11,200                  557,400
                                                             ----------
                                                              1,859,795
                                                             ----------
BRAZIL - 0.33%
Cemig CIA Energetic~ (a)                 1,700                   37,593
CIA Brasil Petro Ipiranga            4,900,000                   31,374
Companhia Cervejaria
   Brahma-                               3,500                   27,344
Companhia Vale do Rio Doce~              2,450                   35,140
Compania Paulista de Forca e
   Luz                                 370,000                   30,589
Electrobras - Centrais Eletricas
   Brasileiras SA                        2,930                   32,507
Electropaulo Metropolitana -
   Electricidade de Sao Paulo SA       690,000                   35,443
Pao de Acucar#                       2,630,000                   34,611
Petroleo Brasileiro SA~                  2,520                   25,833
Telecomonicacoes
   Brasileiras SA~                       2,030                  142,988
Telecomunicacoes de Sao
   Paulo SA                            240,000                   34,824
Telecomunicacoes de
   Minas Gerais                      1,130,000                   40,037
Telerj Celular SA*                     240,000                   10,326
                                                             ----------
                                                                518,609
                                                             ----------
CHILE - 0.09%
Chilectra SA~                            3,450                   56,411
Embotelladora Andina SA~*                1,200                   16,500
Enersis SA~                              1,500                   30,563
Telecomunicaciones de Chile~             1,700                   32,513
                                                             ----------
                                                                135,987
                                                             ----------
CHINA - 0.25%
Heilongjiang Electric Power
   Company                             180,000                   66,600
Huaneng Power International,
   Inc. - Class A~*                     15,000                  153,750
Yanzhou Coal Mining
   Company                           1,000,000                  174,216
                                                             ----------
                                                                394,566
                                                             ----------


                                            SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
FINLAND - 1.49%
Huhtamaki                                7,472               $  230,812
Metra Oyj - Class B                     38,220                  744,472
Nokia Oyj - Class A                     17,410                1,383,894
                                                             ----------
                                                              2,359,178
                                                             ----------
FRANCE - 7.04%
Accor SA                                 5,000                1,049,463
Atos SA                                  5,230                  931,443
Axa                                     10,940                1,002,522
Casino Guichard Perrachn                 7,350                  741,814
Compagnie de Saint - Gobain              3,250                  431,352
Colas                                    1,730                  329,121
Comptoirs Modernes                       1,320                  825,280
Elf Aquitaine SA                        10,400                1,283,721
Entrelec                                12,000                  531,609
Genset SA~*                             30,000                  772,500
ISIS                                     5,460                  370,626
SEB SA                                   1,270                   98,821
Serp Recyclage                           3,039                  295,317
Societe Generale D'Enterprises          12,610                  471,909
Total SA - Class B                       8,450                1,065,664
Vivendi                                  4,760                  948,922
                                                             ----------
                                                             11,150,084
                                                             ----------
GERMANY - 5.41%
Allianz AG                               3,785                1,172,150
Ava Allg Handels Der Verbrau             3,400                1,384,887
Porsche AG                                 805                1,408,009
Prosieben Media AG                      12,650                  697,116
Sauer, Inc.                             34,050                  270,272
Siemens AG                              13,850                  757,438
Veba AG                                 35,920                1,864,742
Viag AG                                  1,550                1,014,331
                                                             ----------
                                                              8,568,945
                                                             ----------
GREAT BRITAIN - 10.50%
Abbey National PLC                      31,250                  538,886
Allied Zurich PLC*                      28,500                  291,247
Arcadia Group                           55,700                  228,062
Arriva PLC                              35,000                  223,582
Asda Group                             108,000                  313,762
BAA PLC                                 32,250                  327,925
Barclays PLC                            26,000                  422,733
Bass PLC                                23,571                  285,127
BAT Industries PLC                      32,500                  244,054
Britannic Assurance PLC                 15,000                  322,885
British Aerospace PLC                   81,000                  488,189
British Airways PLC                     34,500                  213,208
British Biotech PLC*                   150,000                   89,832

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
GREAT BRITAIN (CONTINUED)
British Petroleum
   Company PLC                             24,000          $  366,565
Burmah Castrol PLC                         25,000             353,806
Celltech PLC*                              25,000             112,555
Centrica PLC*                             149,500             288,282
Debenhams PLC                              40,000             226,640
Dixons Group                               16,000             163,507
Emap PLC                                   25,000             397,554
Enterprise Oil PLC                         75,000             506,499
Glaxo Wellcome PLC                         31,000             912,727
Granada Group PLC                          36,000             470,032
Great Universal Stores PLC                 22,000             245,379
Greenalls Group PLC                        40,000             197,078
House of Fraser                            50,000              70,506
Iceland Group PLC                          31,250             101,169
III Group PLC                              30,000             257,136
Imperial Chemical
   Industries PLC                          30,000             236,239
Inchcape PLC                               90,000             177,370
Lloyds TSB Group PLC                       54,000             603,212
Medeva PLC                                 80,000             125,043
Meggitt PLC                                50,000             113,830
National Westminster Bank                  28,250             377,963
Northern Foods PLC                         73,400             223,218
PowerGen PLC                               44,000             653,348
Prudential Corporation PLC                 33,000             479,639
Rank Group PLC                             61,750             251,784
Reckitt & Colman PLC                       13,300             198,506
Reuters Group PLC                          32,000             268,298
Rolls-Royce PLC                           138,000             478,875
Sainsbury (J.) PLC                         51,000             489,119
Scotia Holdings *                          30,000              50,968
Signet Group                              312,500             136,712
Smith (H.W.) Group PLC                     33,750             280,104
SmithKline Beecham PLC                     47,000             518,630
Spirax-Sarco Engineering PLC               30,000             221,203
Stakis PLC                                260,000             375,468
Standard Chartered                         51,500             366,389
Tate & Lyle PLC                            35,282             195,412
Tesco PLC                                 112,400             332,274
Trinity PLC                                35,000             241,421
United Assurance Group PLC                 23,000             229,180
United News & Media PLC                    35,000             331,210
                                                           ----------
                                                           16,614,342
                                                           ----------
GREECE - 0.00%
Heilenic Telecommunication
   organization SA                            122               2,926
                                                           ----------


                                          SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
HONG KONG - 1.84%
Cheung Kong                                20,000          $   92,657
China Foods Holdings,
   Limited *                              575,000             143,954
China Telecom *                            40,000              62,976
Citic Pacific, Limited                     70,000             122,855
Elec & Eltek International
   Company, Limited                       735,000             132,791
First Tractor Company                     305,000              78,720
GZI Transport, Limited -
   Warrants                                60,000                  77
GZI Transport, Limited                    484,000             101,185
HKR International, Limited                840,000             260,163
Hong Kong Electric                         35,000             120,370
Hong Kong & China Gas                     100,000             122,596
HSBC Holdings PLC                          33,454             613,683
Hung Hing Printing Group                  238,000              79,088
Hutchison Whampoa, Limited                 48,000             252,729
National Mutual Asia, Limited             280,000             136,405
New World Development                     130,951             175,750
Road King Infrastructure,
   Limited                                464,544             254,783
Swire Pacific,
   Limited - Class A                       50,000             157,440
                                                           ----------
                                                            2,908,222
                                                           ----------
INDIA - 0.34%
BSES, Limited #*                            8,000             103,000
Hindalco Industries, Limited #              5,000              54,500
Indian Opportunity Fund,
   Limited*                                11,000              93,390
Mahanagar Telephone Nigam,
   Limited #*                               2,000              22,700
Tata Electric #                             1,500             262,500
                                                           ----------
                                                              536,090
                                                           ----------
INDONESIA - 0.06%
Bat Indonesia                              36,000              50,131
Gudang Garam                               80,000              42,804
                                                           ----------
                                                               92,935
                                                           ----------
IRELAND - 2.05%
Bank of Ireland                            72,465           1,289,008
CRH PLC                                    80,000           1,007,138
Elan Corporation PLC~ *                    13,250             954,828
                                                           ----------
                                                            3,250,974
                                                           ----------
ITALY - 4.77%
Assicurazioni Generali                     15,020             488,729
ENI SPA                                   192,000           1,177,350
Finmeccanica SPA                          192,030             159,526
Grupo Editoriale L'Espresso               174,000           1,370,618
Ina SPA                                   185,000             470,809

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                        SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
ITALY (CONTINUED)
Istituto Mobiliare Italiano              76,000          $1,003,908
Rinascente SPA                           90,850             797,108
Telecom Italia Mobile                   105,500             614,966
Telecom Italia SPA                      185,000           1,275,108
Telecom Moblit                           61,000             196,267
                                                         ----------
                                                          7,554,389
                                                         ----------
JAPAN - 8.87%
Asahi Glass Company, Limited            275,000           1,327,239
Daiwa House Industry
   Company, Limited                     170,000           1,541,499
Kirin Brewery Company,
   Limited                              160,000           1,277,660
Kokusai Securities Company,
   Limited                              200,000           1,396,709
Mitsui Chemicals, Inc.                  500,000           1,429,616
Nippon Steel Corporation                880,000           1,261,280
Sony Music Entertainment,
   Inc.                                  40,000           1,310,420
Sumitomo Warehouse                      360,000           1,376,819
Tokyo Electric Power
   Company                               75,000           1,431,444
Tokio Marine & Fire
   Insurance                            190,000           1,695,064
                                                         ----------
                                                         14,047,750
                                                         ----------
KOREA - 0.08%
Atlantis Korean Smaller
   Companies *                           20,000             100,200
CITC Seoul Excel *                            2               3,700
LG Electronics #                          6,400               8,000
Samsung Electronics # (a)                   475               7,030
                                                         ----------
                                                            118,930
                                                         ----------
MALAYSIA - 0.08%
Boustead Holdings Berhad (c)             84,000              46,802
IOI Corporation (c)                     100,000              37,319
Nanyang Press Berhad (c)                 60,000              48,568
                                                         ----------
                                                            132,689
                                                         ----------
MEXICO - 0.31%
Cemex SA~*                                5,600              27,368
Cifra SA                                 34,500              41,982
Coca-Cola Femsa SA~                       2,900              35,344
Corporacion Geo SA*                       9,600              17,881
DESC SA~                                  2,002              27,528
Empresas La Moderna SA~                   1,800              43,030
Grupo Carso SA~                           7,800              46,539
Grupo Televisa #*                         1,400              26,928
Kimberly-Clark de Mexico SA~              2,680              35,845
Panamerican
   Beverages - Class A *                  2,000              35,625


                                        SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
MEXICO (CONTINUED)
Telefonos de Mexico SA                    3,500          $  154,875
                                                         ----------
                                                            492,945
                                                         ----------
NETHERLANDS - 1.14%
Baan Company NV *                        23,000             595,117
Royal Dutch Petroleum                    12,748             633,285
Vendex International NV                  15,325             569,960
Vendex International NV -
   Coupon                                15,325               2,036
                                                         ----------
                                                          1,800,398
                                                         ----------
PERU - 0.01%
Telefonica del Peru SA~                   2,500              30,625
                                                         ----------
PHILIPPINES - 0.13%
Benpres Holdings #*                      68,000             187,000
Benpres Holdings - Rights                27,200              27,336
                                                         ----------
                                                            214,336
                                                         ----------
PORTUGAL - 1.38%
BPI SGPS SA                              28,060             773,990
Cimpor Cimentos de Portugal              15,000             418,391
Elec de Portugal                         29,600             681,196
Jeronimo Martins                          9,050             306,623
                                                         ----------
                                                          2,180,200
                                                         ----------
SINGAPORE - 0.72%
City Developments, Limited               30,000              65,700
GP Batteries International,
   Limited                              190,000             245,161
Marco Polo Developments,
   Limited                              120,000              62,504
Overseas Chinese Bank *                  80,287             201,490
Overseas Union Bank, Limited             80,000             114,117
Singapore Airlines, Limited              20,000             109,500
Singapore Press Holdings                 10,000              82,865
United Overseas Bank                     87,000             253,353
                                                         ----------
                                                          1,134,690
                                                         ----------
SPAIN - 6.22%
Acciona SA                                5,000           1,252,952
Argentaria Corp Bancaria de
   Espana SA                             45,143             898,946
Baron de Ley*                            30,000           1,015,050
Centros Comerciales
   Continente, SA                        50,560           1,286,587
Gas Natural SDG SA                       11,600             821,767
Prosegur CIA de Seguridad SA            116,895           1,450,218
Tabacalera SA                            64,000           1,405,280
Telefonica SA                            24,745             903,529
Viscofan Envolturas
   Celulosicas SA                        29,960             779,279

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                         SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
SPAIN (CONTINUED)
Viscofan Envolturas
   Celulosicas SA - Warrants              29,960          $  38,647
                                                          ---------
                                                          9,852,255
                                                          ---------
SWEDEN - 1.88%
BPA AB                                   265,000            673,829
Celsius AB - Class B                      56,360          1,060,489
ForeningsSparbanken AB                    54,040          1,236,692
                                                          ---------
                                                          2,971,010
                                                          ---------
SWITZERLAND - 4.19%
Jelmoli Holding AG                           880          1,026,295
Nestle SA                                    790          1,575,994
Novartis AG                                1,056          1,697,402
Roche Holding
   AG - Genussshein                          152          1,640,565
UBS AG*                                    3,525            689,424
                                                          ---------
                                                          6,629,680
                                                          ---------
TAIWAN - 0.20%
Formosa Growth Fund *                      5,000             88,125
Taipei Fund *                                 20            161,000
Taiwan Semiconductor~                      5,900             75,228
                                                          ---------
                                                            324,353
                                                          ---------
THAILAND - 0.08%
Cogenaration PLC                          67,000             30,493
Electricity Generating Public
   Company                                40,000             95,575
                                                          ---------
                                                            126,068
                                                          ---------
UNITED STATES - 27.41%
AccuStaff, Inc. *                         25,000            364,063
American Home Products
   Company                                14,000            733,250
American Tower
   Corporation *                          10,000            255,000
Anadarko Petroleum
   Corporation                            12,000            471,750
Anheuser-Busch Companies,
   Inc.                                   11,000            594,000
Associates First Capital                  19,100          1,246,275
Aurora Foods, Inc.*                        9,800            134,750
BankBoston Corporation*                   10,800            356,400
Baxter International, Inc.                14,500            862,750
Bell Atlantic Corporation                 18,900            915,469
Borders Group, Inc. *                     18,000            400,500
Bristol-Myers Squibb
   Company*                                9,700          1,007,588
Burlington Northern                       16,500            528,000
Cardinal Health, Inc.                      5,800            598,850
Chase Manhattan Corporation               11,700            506,025
Chevron Corporation                       10,000            840,625


                                         SHARES             MARKET VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
Columbia/HCA Healthcare
   Corporation                            27,900          $ 559,744
Comcast Corporation - Class A             15,000            704,063
Compaq Computer
   Corporation                            24,500            774,813
CompUSA, Inc.                              7,600            131,576
Conseco, Inc.                             20,600            629,588
Consolidated Stores
   Corporation*                           15,000            294,375
Duke Energy Corporation                    7,700            509,644
El Paso Energy Corporation                20,000            648,750
EMC Corporation*                          15,000            857,813
Federal National Mortgage
   Association                             6,300            404,775
HealthSouth Corporation *                 50,000            528,125
Intel Corporation                         19,600          1,680,700
International Business
   Machines, Inc.                         11,000          1,408,000
Lilly (Eli) & Company                      9,000            704,813
Lockheed Martin Corporation                6,100            614,956
Mail-Well Holdings*                       19,600            167,825
MBNA Corporation                          29,200            835,850
McDonald's Corporation                     9,000            537,188
MCI WorldCom, Inc.                        29,000          1,417,375
Medicis Pharmaceutical*                   22,000            871,750
Meditrust Corporation                     27,654            471,846
Microsoft Corporation *                    5,000            550,313
NationsBank Corporation                   15,500            829,250
Newbridge Networks
   Corporation                            24,500            439,469
Newcourt Credit Group, Inc.               11,000            287,375
Nextel Communications, Inc.               11,000            222,063
Ocular Sciences *                          5,000            105,000
Omnicare, Inc.                            15,000            528,750
Pfizer, Inc.                               8,200            868,688
Philip Morris Companies, Inc.             15,000            690,938
Phillips Petroleum Company                 7,100            320,388
Provident Companies, Inc.                 20,000            675,000
Ralston-Purina Group                      12,400            362,700
Republic Services, Inc.*                   9,000            175,500
SBC Communications, Inc.                  28,800          1,279,800
Staples, Inc.*                            53,150          1,561,281
Stewart Enterprises                       22,000            368,500
Sun Microsystems, Inc.*                    9,000            448,313
Sybron International
   Corporation *                          25,000            478,125
Tele-Communications
   International *                        16,000            626,000
Texaco, Inc.                              15,000            940,313
Texas Instruments, Inc.                    7,500            395,625

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                     SHARES OR
                                     PRINCIPAL
                                       AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
3Com Corporation*                      10,000      $   300,625
Time Warner, Inc.                      17,500        1,532,340
Travelers Group, Inc.                  12,500          468,750
Travelers Property and
   Casualty Corporation                18,000          574,875
Tyco International, Ltd.               10,000          552,500
U.S. Foodservice*                      29,600        1,232,100
Viacom Industries,
   Inc. - Class A                      20,000        1,150,000
Westpoint Stevens,
   Inc. - Class A *                    16,000          488,000
Williams Companies, Inc.               12,500          359,375
                                                   -----------
                                                    43,380,820
                                                   -----------
TOTAL COMMON STOCKS
   (COST $148,319,820)                             140,078,196
                                                   -----------
CORPORATE BONDS - 0.29%
GREAT BRITIAN
Scotia Holdings, 8.50%,
   3/26/02                         $   19,000           23,403
                                                   -----------
KOREA
Republic of Korea, 8.88%,
   4/15/08                            208,000          177,450
                                                   -----------
MALAYSIA
Telekom Malaysia Berhad,
   4.00%, 10/03/04 ~ (9/22/94,
   $70,000) (a) (b)                    70,000           37,800
                                                   -----------
THAILAND
PTTEP International, Limited,
   7.63%, 10/01/06                    300,000          223,500
                                                   -----------
TOTAL CORPORATE BONDS
   (COST $461,458)                                     462,153
                                                   -----------
                                                   140,540,349
                                                   -----------
SHORT-TERM
   INVESTMENT - 10.07%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   Federal National Mortgage
   Association, $16,141,372
   6.00%, 8/01/13, market
   value $16,302,785
   (cost $15,936,519)              15,936,519       15,936,519
                                                   -----------




                                    MARKET VALUE
TOTAL INVESTMENTS
   (COST $164,717,797)-98.85%     $156,476,868
OTHER ASSETS LESS
   LIABILITIES - 1.15%               1,812,839
                                  ------------
NET ASSETS - 100.00%              $158,289,707
                                  ============

     * Non-income producing.
     # Global Depository Receipts.
     ~ American Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933). Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities.
(c) These securities are considered illiquid due to a one year moratorium on the repatriation of assets from Malaysia.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $248,291,695 and $235,288,192, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $165,477,184. Net unrealized depreciation aggregated $9,000,316, of which $11,442,631, related to appreciated investment securities and $20,442,947, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                                $ 140,540,349
Repurchase agreements                                   15,936,519
                                                     -------------
  Total investments
     (cost $164,717,797)                               156,476,868
Receivables
  Collateral for securities
     loaned (Note 2)                                    12,707,641
  Investments sold                                       6,315,010
  Fund shares sold                                         354,472
  Dividends and interest                                   443,615
Unrealized appreciation on
  forward foreign currency
  exchange contracts (Note 6)                                  617
Deferred expenses (Note 2)                                   5,424
                                                     -------------
  TOTAL ASSETS                                         176,303,647
                                                     -------------
LIABILITIES
Payables
  Investments purchased            $ 2,697,553
  Securities loaned (Note 2)        12,707,641
  Fund shares redeemed               2,446,454
  Unrealized depreciation on
     forward foreign currency
     exchange contracts
     (Note 6)                           35,060
Accrued expenses and other
  liabilities                          127,232
                                   -----------
  TOTAL LIABILITIES                                     18,013,940
                                                     -------------
NET ASSETS                                           $ 158,289,707
                                                     =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                         $ 153,975,854
  Accumulated undistributed
     net investment income                                   3,616
  Accumulated net realized
     gain on investment
     transactions                                       12,574,725
  Net unrealized depreciation
     of investments and foreign
     currency related
     transactions                                       (8,264,488)
                                                     -------------
NET ASSETS                                           $ 158,289,707
                                                     =============
NET ASSET VALUE PER SHARE
Class A Shares                                       $       18.92
Class B Shares                                       $       18.21
Class Y Shares                                       $       18.96
OFFERING PRICE PER SHARE
Class A Shares                                       $       20.07(a)
Class B Shares                                       $       18.21
Class Y Shares                                       $       18.96
SHARES OUTSTANDING
Class A Shares                                           3,118,915
Class B Shares                                           5,452,526
Class Y Shares                                                  53

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends (b)                                           $  2,176,556
Interest                                                     499,605
                                                        ------------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                       2,676,161
EXPENSES
Management fee (Note 4)              $ 1,612,495
Distribution fee (Note 5)                734,020
Shareholder service fee (Note 5)         384,373
Transfer agent fee                       220,815
Custodian and accounting fees            188,561
Administration fee (Note 4)              153,750
Registration expenses                     67,081
Shareholder reports and postage
  expenses                                36,249
Organizational expenses                   11,067
Legal fees                                 4,542
Directors' fees and expenses               3,591
Audit fees                                 3,143
Miscellaneous                             14,317
                                     -----------
 Total expenses                                            3,434,004
                                                        ------------
NET INVESTMENT LOSS                                         (757,843)
                                                        ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS
Net realized gain on investments
  and foreign currency related
  transactions (Note 2)               14,799,387
Change in unrealized
  appreciation (depreciation) on
  investments and foreign
  currency related transactions      (25,459,714)
                                     -----------
NET LOSS ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS                                           (10,660,327)
                                                        ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                             $(11,418,170)
                                                        ============

(b) Net of withholding taxes of $206,565.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED           YEAR ENDED
                                                                                      9/30/98             9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment loss                                                              $   (757,843)        $    (416,666)
 Net realized gain on investments and foreign currency related transactions         14,799,387             6,084,166
 Change in unrealized appreciation (depreciation) on investments                   (25,459,714)           13,678,454
                                                                                  -------------        -------------
 Increase (decrease) in net assets resulting from operations                       (11,418,170)           19,345,954
                                                                                  -------------        -------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                                           (2,382,830)             (476,590)
  Class B                                                                           (4,553,653)           (1,576,577)
  Class Y                                                                                   (8)                   --
                                                                                  ---------------      -------------
  Total distributions to shareholders                                               (6,936,491)           (2,053,167)
                                                                                  --------------       -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                       78,893,773            74,523,622
 Reinvested distributions                                                            6,732,722             2,007,927
 Shares redeemed                                                                   (44,567,723)          (13,467,704)
                                                                                  --------------       -------------
 Change in net assets resulting from capital share transactions                     41,058,772            63,063,845
                                                                                  --------------       -------------
 Increase in net assets                                                             22,704,111            80,356,632
Net Assets
 Beginning of year                                                                 135,585,596            55,228,964
                                                                                  --------------       -------------
 End of year (including accumulated undistributed net investment
  income (loss) of $3,616 and ($97,957), respectively)                            $158,289,707         $ 135,585,596
                                                                                  ==============       =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                   YEAR         YEAR
                                                                  ENDED         ENDED
                                                                 9/30/98       9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  20.94     $  17.86
                                                               ---------    ---------
Income from investment operations
 Net investment income (loss)                                     (0.03)        0.04
 Net realized and unrealized gain (loss) on investments           (0.97)        3.67
                                                               ---------    ---------
 Total from investment operations                                 (1.00)        3.71
                                                               ---------    ---------
Less distributions
 From capital gains                                               (1.02)       (0.63)
                                                               ---------    ----------
Net asset value, end of period                                 $  18.92     $  20.94
                                                               =========    ==========
TOTAL RETURN*                                                     (4.97%)      21.59%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $  59,012    $  46,556
Ratio of expenses to average net assets                            1.75%        1.89%
Ratio of expenses to average net assets excluding waiver           1.75%        1.89%
Ratio of net investment income (loss) to average net assets       (0.01%)       0.07%
Portfolio turnover rate                                             162%         128%
Average commission rate on portfolio transactions             $  0.0188    $  0.0319



                                                                   YEAR          YEAR              YEAR
                                                                   ENDED         ENDED             ENDED
                                                                  9/30/96       9/30/95         9/30/94 (C)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  15.88      $  14.23        $     14.18
                                                                --------      --------        -----------
Income from investment operations
 Net investment income (loss)                                      (0.04)         0.05              (0.01)
 Net realized and unrealized gain (loss) on investments             2.82          1.60               0.06
                                                                ---------     --------        ------------
 Total from investment operations                                   2.78          1.65               0.05
                                                                ---------     --------        ------------
Less distributions
 From capital gains                                                (0.80)           --                 --
                                                                ---------     ---------       ------------
Net asset value, end of period                                  $  17.86      $  15.88        $     14.23
                                                                =========     =========       ============
TOTAL RETURN*                                                      18.40%        11.60%              0.35%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $  13,098     $   6,854       $      8,882
Ratio of expenses to average net assets                             1.95%         2.06%              2.09% (a)
Ratio of expenses to average net assets excluding waiver            1.95%         2.11%              3.18% (a)
Ratio of net investment income (loss) to average net assets        (0.21%)        0.26%             (0.10%)(a)
Portfolio turnover rate                                              130%          155%                 2%
Average commission rate on portfolio transactions             $   0.0320

(a) Annualized.
(c) For the period from March 29, 1994 (commencement of operations), to September 30, 1994.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                YEAR          YEAR
                                                               ENDED          ENDED
                                                              9/30/98        9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $  20.32       $  17.46
                                                            ---------      --------
Income from investment operations
 Net investment loss                                           (0.12)         (0.02)
 Net realized and unrealized gain (loss) on investments        (0.97)          3.51
                                                            ---------      ---------
 Total from investment operations                              (1.09)          3.49
                                                            ---------      ---------
Less distributions
 From capital gains                                            (1.02)         (0.63)
                                                            ---------      ---------
Net asset value, end of period                              $  18.21       $  20.32
                                                            =========      =========
TOTAL RETURN*                                                  (5.65%)        20.74%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $  99,277     $   89,030
Ratio of expenses to average net assets                         2.50%          2.64%
Ratio of expenses to average net assets excluding waiver        2.51%          2.64%
Ratio of net investment loss to average net assets             (0.77%)        (0.68%)
Portfolio turnover rate                                          162%           128%
Average commission rate on portfolio transactions          $  0.0188    $    0.0319



                                                                YEAR          YEAR             PERIOD
                                                                ENDED         ENDED             ENDED
                                                               9/30/96       9/30/95         9/30/94 (d)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $  15.67       $  14.15       $     14.18
                                                             --------       --------       -----------
Income from investment operations
 Net investment loss                                            (0.05)         (0.05)            (0.04)
 Net realized and unrealized gain (loss) on investments          2.64           1.57              0.01
                                                             ---------      --------       ------------
 Total from investment operations                                2.59           1.52             (0.03)
                                                             ---------      --------       ------------
Less distributions
 From capital gains                                             (0.80)            --                --
                                                             ---------      --------       ------------
Net asset value, end of period                               $  17.46       $  15.67       $     14.15
                                                             =========      ========       ============
TOTAL RETURN*                                                   17.39%         10.74%            (0.21%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $  42,131      $  12,667       $     7,987
Ratio of expenses to average net assets                          2.70%          2.72%             2.79% (a)
Ratio of expenses to average net assets excluding waiver         2.70%          2.79%             3.93% (a)
Ratio of net investment loss to average net assets              (0.91%)        (0.40%)           (0.82%)(a)
Portfolio turnover rate                                           130%           155%                2%
Average commission rate on portfolio transactions          $   0.0320

CLASS Y SHARES


                                                             PERIOD
                                                              ENDED
                                                           9/30/98 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $   18.81
                                                         ---------
Income from investment operations
 Net investment income                                        0.00   (f)
 Net realized and unrealized gain on investments              0.30
                                                         ---------
 Total from investment operations                             0.30
                                                         ---------
Less distributions
 From capital gains                                          (0.15)
                                                         -----------
Net asset value, end of period                           $   18.96
                                                         ===========
TOTAL RETURN*                                                 1.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $       1
Ratio of expenses to average net assets                       1.50% (a)
Ratio of net investment loss to average net assets           (0.02%)(a)
Portfolio turnover rate                                        162%
Average commission rate on portfolio transactions       $   0.0188

(a) Annualized.
(d) For the period from March 29, 1994 (commencement of operations) to September 30, 1994.
(e) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
(f) Income is less than $0.005 per share.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE LARGE-CAPITALIZATION QUALITY GROWTH MANAGEMENT TEAM SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The S&P 500 declined approximately 10% in the third quarter of 1998 after a remarkable string of 14 consecutive quarterly gains that began in the first quarter of 1995. This year we have been more emphatically cautioning that the stock market would have to adjust to considerably lower corporate earnings prospects, and this transition would likely result in increased volatility and lower returns than experienced over the past several years. Clearly this scenario is unfolding in full force. Over the past 12 months the market has been extremely volatile while the total return on the S&P 500 has been just 9%. Earnings estimates for a broad range of companies are being sharply reduced. It is now quite possible, in fact likely in our opinion, that the earnings of the S&P 500 will decline in the second half of this year and in 1999.


These trends present a significant change from the strong, better-than-expected earnings growth that has been a key pillar supporting the bull market since 1990, one of the best on record by almost any measure. But this change was inevitable. It is part of the natural cyclical patterns of the economy, corporate profitability, and the stock market. Supply and demand forces will always cycle around each other at uneven rates with their crisscross progressions being amplified by credit expansions and contractions. The 16% compound annual earnings growth of the S&P 500 between 1991 and 1997 was certainly not sustainable, particularly in an economy showing only 4-5% nominal growth. After nearly perfect growth conditions during much of the 1990's, corporate profitability is coming under pressure as global excess capacity is chasing falling demand. And as should be expected at this point, lenders are sharply curtailing credit and thereby reinforcing these developing pressures. The most obvious target of blame for current concerns is the Asian crisis and its ripples. However, we would still be facing some type of similar macro-pressures even if Asia's problems had never surfaced. There will always be countervailing forces to slow abnormally high growth.


The current retrenchment may be different from other recent ones as a matter of degree. The prolonged expansion seems to have created an unusually high level of complacency regarding the expected returns from risky assets - stocks, venture capital, high-yield bonds, etc. Now this extreme complacency is coming home to roost. Less certain investors are increasingly disengaging from riskier assets. The resulting price declines are trapping traders who left themselves too little room to maneuver. The incredibly telling recent downfall of a large hedge fund illustrates the depth of this problem. Hordes of so-called sophisticated investors and institutions blindly poured money into this highly leveraged speculative scheme. Of course, we all know about the initial disastrous consequences. Amazingly, it involved some of the financial markets' most respected participants. It is a very ominous event that appears far from being resolved. There is an undeterminably large amount of unstable money in the global financial markets beyond the case of this large hedge fund. These players are being squeezed out one after another as liquidity in almost all risky asset classes contracts. This ongoing purging should keep volatility historically high with the possibility of inflicting more serious damage to the global economy than already seen.


Reacting to these developments the stock market is taking on more and more of a panicked feel. There is now a strong preference for the apparently "safest" sectors such as electric utility, regional

MENTOR CAPITAL GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE LARGE-CAPITALIZATION QUALITY GROWTH MANAGEMENT TEAM SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

telephone, large integrated energy, and domestic food stocks. These "defensive" stocks have meaningfully outperformed the broader market. Our relative performance has suffered because we have almost no exposure to these sectors, since they do not meet our requirements of above average, consistent earnings growth. This flight-to-safety is typical at this point in the cycle and its primary motivation is fear. And why not? The Asian problems are developing into a full-blown global crisis. Global financial liquidity has all but evaporated. Analysts are repeatedly slashing earnings projections. Many companies that were once considered infallible such as Coca-Cola, Disney, Gillette, and Procter & Gamble have issued earnings warnings. Imagine what could happen if individual investors start bailing out of mutual funds. And at a time when the world needs strong leadership, the political situations in several key nations are a mess. Obviously there is a lot to fear.


Fear and greed are a long-term investor's best asset and worst threat. These emotions are an asset when they belong to others and a threat when they are your own. Anyone operating in the stock market should know this truism well. But the majority cannot adhere to it. It is exceedingly difficult for both individual and institutional investors to look through an emotionally charged volatile market and focus on the fundamentals. To us, fundamental analysis does not mean trying to figure out cyclical swings in the economy and markets over the next year. It means concentrating on longer-term business qualities. We know that consistently implementing a well-defined investment discipline through the ups and downs of an entire cycle is the best way to ensure long-term success. We are well aware that current conditions in the economy and stock market could worsen. You need to be too. There is no way to predict the ultimate extent of the pressures now unfolding, and we will not pretend to try. We approach our portfolio no differently today than we did a year ago. We focus on a diversified group of companies with excellent operating records and leading competitive positions. We are biased toward companies with above-average business predictability. We have thoroughly analyzed their results and prospects. We own them at prices we believe offer attractive relative values. It is a very simple approach. Not an easy one, but a straightforward one. We will at times be wrong in our analysis, but we will strive to be as objective as possible. Of course we expect to be right more often than not. We will not alter this approach just because those around us are becoming more complacent or fearful. Over the long-term cyclical swings wash out and business fundamentals prevail.


November 1998

MENTOR CAPITAL GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class A and Class B Shares and the S&P 500.~ [GRAPH]
               A Shares       B Shares       S&P 500
4/29/92         9450          10000          10000
9/30/92         9524          10061          10215
9/30/93        10306          10818          11543
9/30/94        10165          10601          11965
9/30/95        12216          12443          15521
9/30/96        15185          15532          18680
9/30/97        20467          20928          26236
9/30/98        22660          22767          28608

Average Annual Returns as of 9/30/98
Including Sales Charges

               1-Year         5-Year    Since Inception+++
Class A        4.34%          15.75%         13.57%
Class B        5.86%          16.17%         13.84%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Capital Growth
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares of rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 ++ Represents a hypothetical investment of $10,000 in Mentor Capital Growth
     Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Capital Growth Portfolio Class A and Class B
      Shares from the date of commencement of operations on 4/29/92 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class Y Shares and the S&P 500.~
[GRAPH]
               Y Shares       S&P 500
11/19/97       10000          10000
12/31/97       10300          10643
 3/31/98       11835          12127
 6/30/98       12285          12528
 9/30/98       10895          11281
Total Returns as of 9/30/98

               1-Year         Since Inception++
Class Y Shares   n/a               10.56%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

 + Represents a hypothetical investment of $10,000 in Mentor Capital Growth
    Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Capital Growth Portfolio Class Y from the date of issuance on 11/19/97 through 9/30/98.

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                      SHARES       MARKET VALUE
COMMON STOCKS - 97.19%
BASIC MATERIALS - 2.72%
Bemis Company, Inc.                  265,400      $9,305,587
                                                  ----------
CAPITAL GOODS &
   CONSTRUCTION - 9.68%
Emerson Electric Company             191,000      11,889,750
Illinois Tool Works                  223,700      12,191,650
W.W. Grainger, Inc.                  214,300       9,027,387
                                                  ----------
                                                  33,108,787
                                                  ----------
CONSUMER CYCLICAL - 14.08%
Chancellor Media Corporation *       213,000       7,108,875
Clear Channel Communications         157,750       7,493,125
Gannett, Inc.                        194,000      10,391,125
Interpublic Group Companies          210,800      11,370,025
Newell Company                       255,650      11,775,878
                                                  ----------
                                                  48,139,028
                                                  ----------
CONSUMER STAPLES - 10.75%
Philip Morris Companies, Inc.        260,000      11,976,250
Sherwin-Williams Company             546,600      11,820,225
Sysco Corporation                    549,500      12,947,594
                                                  ----------
                                                  36,744,069
                                                  ----------
FINANCIAL - 20.44%
Ahmanson HF & Company                210,500      11,682,750
American Express Company             139,500      10,828,687
Federal National Mortgage
   Association                       171,600      11,025,300
NationsBank Corporation              199,150      10,654,525
Norwest Corporation                  346,200      12,398,288
SouthTrust Corporation                32,700       1,142,456
UNUM Corporation                     244,100      12,128,719
                                                  ----------
                                                  69,860,725
                                                  ----------
HEALTH - 14.79%
Bristol-Myers Squibb Company         128,250      13,321,969
HealthSouth Corporation            1,281,000      13,530,563
Johnson & Johnson                    153,600      12,019,200
Tenet Healthcare Corporation         407,000      11,701,250
                                                  ----------
                                                  50,572,982
                                                  ----------
TECHNOLOGY - 18.41%
Automatic Data Processing            162,750      12,165,563
Computer Associates
   International, Inc.               362,300      13,405,100
Computer Sciences Corporation        226,900      12,366,050
MCI WorldCom, Inc.                   254,750      12,450,906
Sun Microsystems, Inc. *             251,850      12,545,278
                                                  ----------
                                                  62,932,897
                                                  ----------



                                     SHARES OR
                                     PRINCIPAL
                                       AMOUNT        MARKET VALUE
COMMON STOCKS (CONTINUED)
TRANSPORTATION & SERVICES - 2.04%
Werner Enterprises, Inc.                443,312     $   6,982,164
                                                    -------------
MISCELLANEOUS - 4.28%
Tyco International Limited              264,600        14,619,150
                                                    -------------
TOTAL COMMON STOCKS
   (COST $325,801,368)                                332,265,389
                                                    -------------
SHORT-TERM INVESTMENT - 5.06%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $17,523,355 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $17,698,589
   (cost $17,301,645)              $ 17,301,645        17,301,645
                                                    -------------
TOTAL INVESTMENTS
   (COST $343,103,013)-102.25%                        349,567,034
OTHER ASSETS LESS
   LIABILITIES - (2.25%)                               (7,698,090)
                                                    -------------
NET ASSETS - 100.00%                                $ 341,868,944
                                                    =============

     * Non-income producing.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $411,684,003 and $263,413,957, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $343,119,643. Net unrealized appreciation aggregated $6,447,391, of which $28,966,561, related to appreciated investment securities and $22,519,170, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                                $332,265,389
Repurchase agreements                                  17,301,645
                                                     ------------
  Total investments
     (cost $343,103,013)                              349,567,034
Collateral for securities loaned
  (Note 2)                                             15,562,984
Receivables
  Fund shares sold                                      3,633,968
  Dividends and interest                                  315,098
                                                     ------------
  TOTAL ASSETS                                        369,079,084
                                                     ------------
LIABILITIES
Payables
  Investments purchased             $10,840,843
  Securities loaned (Note 2)         15,562,984
  Fund shares redeemed                  755,755
Accrued expenses and other
  liabilities                            50,558
                                    -----------
     TOTAL LIABILITIES                                 27,210,140
                                                     ------------
NET ASSETS                                           $341,868,944
                                                     ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                         $298,264,898
  Accumulated undistributed
     net investment income                                   -
  Accumulated net realized
     gain on investment
     transactions                                      37,140,025
  Net unrealized appreciation
     of investments                                     6,464,021
                                                     ------------
NET ASSETS                                           $341,868,944
                                                     ============
NET ASSET VALUE PER SHARE
Class A Shares                                         $    22.71
Class B Shares                                         $    21.72
Class Y Shares                                         $    22.74
OFFERING PRICE PER SHARE
Class A Shares                                          $   24.09 (a)
Class B Shares                                         $    21.72
Class Y Shares                                         $    22.74
SHARES OUTSTANDING
Class A Shares                                          6,391,508
Class B Shares                                          9,059,483
Class Y Shares                                                 49

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                $  2,936,795
Interest                                                      804,494
                                                         ------------
  TOTAL INVESTMENT INCOME
     (NOTE 2)                                               3,741,289
EXPENSES
Management fee (Note 4)              $ 2,153,467
Distribution fee (Note 5)              1,227,717
Shareholder service fee (Note 5)         672,957
Transfer agent fee                       324,574
Administration fee (Note 4)              269,183
Shareholder reports and postage
  expenses                                57,979
Registration expenses                     52,663
Custodian and accounting fees             37,488
Legal fees                                 8,462
Directors' fees and expenses               6,830
Audit fees                                 4,556
Miscellaneous                             25,373
                                     -----------
  Total expenses                                            4,841,249
                                                         ------------
NET INVESTMENT LOSS                                        (1,099,960)
                                                         ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain on investments
  (Note 2)                            45,438,253
Change in unrealized
  appreciation on investments        (32,273,002)
                                     -----------
NET GAIN ON INVESTMENTS                                    13,165,251
                                                         ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                              $ 12,065,291
                                                         ============

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS



                                                                        YEAR ENDED          YEAR ENDED
                                                                         9/30/98             9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income (loss)                                         $  (1,099,960)      $      55,807
 Net realized gain on investments                                        45,438,253          14,469,617
 Change in unrealized appreciation on investments                       (32,273,002)         24,877,344
                                                                      -------------       -------------
 Increase in net assets resulting from operations                        12,065,291          39,402,768
                                                                      -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income
  Class A                                                                   (29,728)                  -
  Class B                                                                   (52,910)                  -
 From net realized gain on investments
  Class A                                                                (5,934,313)         (4,657,749)
  Class B                                                               (10,484,517)        (10,198,967)
  Class Y                                                                       (12)                  -
                                                                      -------------       -------------
  Total distributions to shareholders                                   (16,501,480)        (14,856,716)
                                                                      -------------       -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                           220,347,637          61,493,267
 Reinvested distributions                                                16,089,732          14,535,885
 Shares redeemed                                                        (69,421,744)        (21,387,389)
                                                                      -------------       -------------
 Change in net assets resulting from capital share transactions         167,015,625          54,641,763
                                                                      -------------       -------------
 Increase in net assets                                                 162,579,436          79,187,815
Net Assets
 Beginning of year                                                      179,289,508         100,101,693
                                                                      -------------       -------------
 End of year (including accumulated undistributed net investment
  income of $0 and $59,668, respectively)                             $ 341,868,944       $ 179,289,508
                                                                      =============       =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                           YEAR         YEAR         YEAR         YEAR         YEAR
                                                           ENDED        ENDED        ENDED        ENDED        ENDED
                                                          9/30/98      9/30/97      9/30/96      9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                     $  22.42     $  19.36     $  16.02       $ 14.88      $ 15.26
                                                       ---------    ---------    ---------      --------     --------
Income from investment operations
 Net investment income (loss)                             (0.10)       (0.02)        0.11          0.02         0.09
 Net realized and unrealized gain (loss) on
  investments                                              2.34         5.87         3.73          2.91        (0.30)
                                                       ----------   ----------   ---------      --------     --------
 Total from investment operations                          2.24         5.85         3.84          2.93        (0.21)
                                                       ----------   ----------   ---------      --------     --------
Less distributions
 From net investment income                               (0.01)           -            -            -         (0.04)
 From capital gains                                       (1.94)       (2.79)       (0.50)        (1.79)       (0.13)
                                                       ----------   ----------   ----------     --------     --------
 Total distributions                                      (1.95)       (2.79)       (0.50)        (1.79)       (0.17)
                                                       ----------   ----------   ----------     --------     --------
Net asset value, end of year                           $  22.71     $  22.42     $  19.36      $  16.02     $  14.88
                                                       ==========   ==========   ==========     ========     ========
TOTAL RETURN*                                             10.72%       34.78%       24.63%        20.18%       (1.37%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                 $145,117     $ 65,703     $ 31,889      $ 29,582     $ 21,181
Ratio of expenses to average net assets                    1.34%        1.41%        1.43%         1.87%        1.70%
Ratio of net investment income to average net assets       0.06%        0.53%        0.51%         0.27%        0.53%
Portfolio turnover rate                                     104%          64%          98%          157%         149%
Average commission rate on portfolio transactions      $ 0.0692   $   0.0697   $   0.0688

*  Total return does not reflect sales commissions and is not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

CLASS B SHARES

                                                               YEAR          YEAR          YEAR          YEAR         YEAR
                                                              ENDED         ENDED          ENDED         ENDED        ENDED
                                                             9/30/98       9/30/97        9/30/96       9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                         $  21.68      $  18.92       $  15.79       $  14.80     $  15.23
                                                           ----------    ----------     --------       --------     --------
Income from investment operations
 Net investment income (loss)                                 (0.08)            -          (0.04)          0.25        (0.04)
 Net realized and unrealized gain (loss) on investments        2.07          5.55           3.67           2.53        (0.26)
                                                           ----------    ----------     ---------      --------     --------
 Total from investment operations                              1.99          5.55           3.63           2.78        (0.30)
                                                           ----------    ----------     ---------      --------     --------
Less distributions
 From net investment income                                   (0.01)            -              -             -            -
 From capital gains                                           (1.94)        (2.79)         (0.50)         (1.79)       (0.13)
                                                           ----------    ----------     ---------      --------     --------
Total distributions                                           (1.95)        (2.79)         (0.50)         (1.79)       (0.13)
                                                           ----------    ----------     ---------      --------     --------
Net asset value, end of year                               $  21.72      $  21.68       $  18.92       $  15.79     $  14.80
                                                           ==========    ==========     =========      ========     ========
TOTAL RETURN*                                                  9.86%        33.88%         23.64%         19.26%       (2.00%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                    $ 196,751    $  113,587     $   68,213       $ 57,648     $ 41,106
Ratio of expenses to average net assets                        2.09%         2.16%          2.18%          2.56%        2.46%
Ratio of net investment loss to average net assets            (0.70%)       (0.22%)        (0.24%)        (0.41%)      (0.22%)
Portfolio turnover rate                                         104%           64%            98%           157%         149%
Average commission rate on portfolio transactions         $  0.0692    $   0.0697    $    0.0688

CLASS Y SHARES


                                                              PERIOD
                                                              ENDED
                                                           9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  20.81
                                                          --------
Income from investment operations
 Net investment income                                        0.02
 Net realized and unrealized gain on investments              2.16
                                                          --------
 Total from investment operations                             2.18
                                                          --------
Less distributions
 From capital gains                                          (0.25)
                                                          ----------
Net asset value, end of period                            $  22.74
                                                          ==========
TOTAL RETURN*                                                10.56%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       1.09% (a)
Ratio of net investment income to average net assets          0.38% (a)
Portfolio turnover rate                                        104%
Average commission rate on portfolio transactions       $   0.0692

(a) Annualized.
(b) Reflects operations for the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
*  Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
MANAGERS' COMMENTARY: THE MENTOR STRATEGY TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The Mentor Strategy Portfolio has historically been managed according to a top-down tactical asset allocation investment methodology that relies on periodic and sometimes aggressive asset allocation shifts between stocks, bonds, and cash. During the 12-month period ended September 30, 1998 there were a number of significant changes affecting the Strategy Portfolio. Don Hays, the chief investment manager of the Portfolio, announced that he would be reducing his workload and would consequently have less time available to devote to the Strategy Portfolio. While Don continued to maintain involvement in asset allocation decision making, responsibility for stock and bond selection within the Portfolio was assumed by Mentor's Large Capitalization Quality Growth Equity and Active Fixed-Income teams.


At the November 12, 1998 Mentor Strategy Portfolio Shareholders Meeting a Plan of Reorganization was adopted by shareholders vote under which the Mentor Strategy Portfolio was merged into the Mentor Balanced Portfolio. The Mentor Balanced Portfolio is a mutual fund managed by the same Mentor Large Capitalization Quality Growth Equity and Active Fixed-Income teams that currently manage the Strategy Portfolio. The Mentor Balanced Portfolio employs the same stock and bond selection criteria currently used in the Strategy Portfolio. It does, however, maintain relatively stable asset allocation blends rather than employ significant tactical allocation shifts among asset classes.



MARKET OVERVIEW
The first three quarters of the fiscal year ended September 30, 1998 culminated an unprecedented trend of 14 consecutive quarterly gains for the S&P 500. The July-September period, however, saw a dramatic departure from this trend, with the S&P 500 declining 10%. Despite poor equity returns, U.S. government fixed-income markets were extremely strong. In fact the July-September period marked one of the few times in recent years that bonds significantly outperformed stocks. However, the broad rally in treasury bonds was not shared by more credit-sensitive fixed-income sectors, as investors aggressively shifted assets into low risk instruments only.



EQUITY REVIEW AND OUTLOOK
For some time we have been emphatically cautioning that the stock market would have to adjust to considerably lower corporate earnings prospects, and this transition would likely result in increased volatility and lower returns than experienced over the past several years. Finally this scenario is unfolding in full force. Earnings estimates for a broad range of companies are being sharply reduced. It is now quite possible, in fact likely in our opinion, that the earnings of the S&P 500 will decline in the second half of this year and in 1999.


These trends present a significant change from the strong, better-than-expected earnings growth that has been a key pillar supporting the bull market since 1990, one of the best on record by almost any measure. But this change was inevitable. It is part of the natural cyclical patterns of the economy, corporate profitability, and the stock market. After nearly perfect growth conditions during much of the 1990's, corporate profitability is coming under pressure as global excess capacity is chasing falling demand. And as should be expected at this point, lenders are sharply curtailing credit and thereby reinforcing these developing pressures.

MENTOR STRATEGY PORTFOLIO
MANAGERS' COMMENTARY: THE MENTOR STRATEGY TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

Fear and greed are a long-term investor's best asset and worst threat. It is exceedingly difficult for both individual and institutional investors to look through an emotionally charged volatile market and focus on the fundamentals. To us, fundamental analysis does not mean trying to figure out cyclical swings in the economy and markets over the next year. It means concentrating on longer-term business qualities. We know that consistently implementing a well-defined investment discipline through the ups and downs of an entire cycle is the best way to ensure long-term success. We focus on a diversified group of companies with excellent operating records and leading competitive positions. We are biased toward companies with above-average business predictability. We have thoroughly analyzed their results and prospects. We own them at prices we believe offer attractive relative values. It is a very simple approach. Not an easy one, but a straightforward one. We will at times be wrong in our analysis, but we will strive to be as objective as possible. Of course we expect to be right more often than not. We will not alter this approach just because those around us are becoming more complacent or fearful. Over the long-term cyclical swings wash out and business fundamentals prevail.



FIXED INCOME REVIEW AND OUTLOOK
On the fixed-income side, our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks, as well as more heavily weight sector allocations toward treasury securities. Given our long-term confidence in the U.S. economy we are waiting for an opportunity to aggressively move into domestic spread sectors. Prior to such a move, we will have to be convinced that these markets have stabilized. In our opinion such stabilization will require the Fed to continue to move forcefully to further ease credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has tremendous forward momentum and the current yield curve is already pricing in an aggressive Fed ease. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to extend our duration further.



CURRENT PORTFOLIO POSITIONING
At year end the asset allocation mix in the Mentor Strategy Portfolio was 52% stocks, 42% bonds, and 6% cash. This compares to 62% stocks, 23% bonds, and 15% cash on September 30, 1997. This time a year ago the equity holdings were largely small capitalization whereas today they are large capitalization growth companies. The fixed-income portfolio today targets the Lehman Brothers Aggregate Bond Index as its benchmark. This is a more conservative posture than the fixed-income investments at the beginning of the fiscal year which were primarily in long-term, and hence more volatile, treasury securities. We believe that each of these changes positions us appropriately for what we anticipate to be continued market volatility in the months ahead.


November 1998

MENTOR STRATEGY PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class A Shares and the S&P 500.~

                                    [GRAPH]
               Class A        S&P 500
 6/5/95         9425          10000
9/30/95        10554          10890
9/30/96        12747          13291
9/30/97        14273          18668
9/30/98        14318          20356

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                            1-Year    Since Inception**
Class A                     (5.47%)        11.41%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.



 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.


 * Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


** Reflects operations of Mentor Strategy Portfolio Class A from the date of issuance on 6/5/95 through 9/30/98.

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class B Shares and the S&P 500.~

                                    [GRAPH]
               Class B        S&P 500
10/29/93       10000          10000
12/31/94        9798          10157
 9/30/95       12175          13180
 9/30/96       14125          15860
 9/30/97       15838          22275
 9/30/98       15864          24290

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

               1-Year    Since Inception+
Class B        (3.74%)        9.81%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.



*** Represents a hypothetical investment of $10,000 in Mentor Strategy
      Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


  + Reflects operations of Mentor Strategy Portfolio Class B from the date of commencement of operations on 10/29/93 through 9/30/98.

MENTOR STRATEGY PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class Y Shares and the S&P 500.~

                                    [GRAPH]
               Class Y        S&P 500
11/19/97       10000          10000
12/31/97       10060          10760
 3/31/98       10707          12249
 6/30/98       11027          12394
 9/30/98       10294          11281

                          Total Returns as of 9/30/98

               1-Year    Since Inception**
Class Y        n/a            2.87%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTING ALL DISTRIBUTIONS.



 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.


 * Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


** Reflects operations of Mentor Strategy Portfolio Class Y from the date of issuance on 11/19/97 through 9/30/98.

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                    SHARES       MARKET VALUE
COMMON STOCKS - 52.08%
CAPITAL GOODS &
   CONSTRUCTION - 5.59%
Emerson Electric Company            75,100     $  4,674,975
Illinois Tool Works                 78,000        4,251,000
W.W. Grainger, Inc.                 86,900        3,660,662
                                               ------------
                                                 12,586,637
                                               ------------
COMMERCIAL SERVICES - 0.88%
Omnicom Group                       43,800        1,971,000
                                               ------------
CONSUMER CYCLICAL - 8.43%
Chancellor Media
   Corporation *                    47,000        1,568,625
Clear Channel
   Communications                   41,600        1,976,000
Gannett, Inc.                       42,600        2,281,763
General Motors Corporation          19,100        1,044,531
Interpublic Group Company           54,600        2,944,987
Newell Company                      90,200        4,154,837
Time Warner                         25,800        2,259,113
Tribune Company                     35,300        1,776,031
Walt Disney Company                 39,000          987,188
                                               ------------
                                                 18,993,075
                                               ------------
CONSUMER STAPLES - 4.38%
Philip Morris Companies, Inc.       61,400        2,828,238
Sherwin-Williams Company           133,200        2,880,450
Sysco Corporation                  176,000        4,147,000
                                               ------------
                                                  9,855,688
                                               ------------
ENERGY - 0.43%
Williams Companies                  33,500          963,125
                                               ------------
FINANCIAL - 11.48%
Ahmanson HF & Company               25,500        1,415,250
Charter One Financial, Inc.         97,873        2,410,113
Dime Bancorp, Inc.                  61,700        1,561,781
M & T Bank Corporation               2,901        1,337,361
Marsh & McLennan
   Companies, Inc.                  14,700          731,325
North Fork Bancorp                 111,750        2,235,000
Northern Trust Corporation          35,200        2,402,400
Old Republic International
   Corporation                      92,550        2,082,375
Price (T. Rowe) & Associates,
   Inc.                             70,000        2,056,250
Torchmark Corporation               52,000        1,868,750
Travelers Group, Inc.               45,300        1,698,750
UNUM Corporation                    77,000        3,825,937
U S Bancorp                         62,700        2,229,769
                                               ------------
                                                 25,855,061
                                               ------------
HEALTH - 6.81%
Bristol-Myers Squibb Company        37,600        3,905,700
HealthSouth Corporation *          188,700        1,993,144
Johnson & Johnson                   62,600        4,898,450
Tenet Healthcare Corporation       158,000        4,542,500
                                               ------------
                                                 15,339,794
                                               ------------


                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
RETAIL - 1.27%
Safeway, Inc. *                       61,600   $  2,856,700
                                               ------------
TECHNOLOGY - 10.42%
Automatic Data Processing             60,100      4,492,475
Computer Associates
   International, Inc.                22,600        836,200
Computer Sciences
   Corporation                        69,500      3,787,750
GTE Corporation                       31,400      1,727,000
MCI WorldCom, Inc.                    90,000      4,398,750
Sprint Corporation                    23,900      1,720,800
Sun Microsystems, Inc. *             103,500      5,155,594
U S West, Inc.                        25,905      1,358,393
                                               ------------
                                                 23,476,962
                                               ------------
TRANSPORTATION - 0.70%
Werner Enterprises, Inc.             100,000      1,575,000
                                               ------------
MISCELLANEOUS - 1.69%
Tyco International Limited            69,100      3,817,775
                                               ------------
TOTAL COMMON STOCKS
   (COST $119,416,670)                          117,290,817
                                               ------------
U.S. GOVERNMENT SECURITIES - 41.72%
U.S. Treasury Bond, 5.50%,
   1/31/03 (a)                   $12,000,000     12,531,120
U.S. Treasury Bond, 6.50%,
   11/15/26                       68,323,000     81,437,600
                                               ------------
TOTAL U.S. GOVERNMENT
   SECURITIES
   (COST $78,253,007)                            93,968,720
                                               ------------
                                                211,259,537
                                               ------------
SHORT-TERM INVESTMENT - 6.03%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $13,769,132 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $13,906,823,
   (cost $13,594,355)             13,594,355     13,594,355
                                               ------------
TOTAL INVESTMENTS
   (COST $211,264,032)-99.83%                   224,853,892
OTHER ASSETS LESS
   LIABILITIES - 0.17%                              379,555
                                               ------------
NET ASSETS - 100.00%                           $225,233,447
                                               ============

     * Non-income producing.
(a) A portion of this security is pledged as collateral for open futures contracts.

MENTOR STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $196,774,571 and $286,670,918, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $211,280,993. Net unrealized appreciation aggregated $13,572,899, of which $25,354,232, related to appreciated investment securities and $11,781,333, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                              $ 211,259,537
Repurchase agreements                                 13,594,355
                                                   -------------
  Total investments
     (cost $211,264,032)                             224,853,892
  Collateral for securities
     loaned (Note 2)                                  60,165,776
Receivables
  Fund shares sold                                        61,401
  Dividends and interest                               1,908,750
Deferred expenses (Note 2)                                 5,034
                                                   -------------
     TOTAL ASSETS                                    286,994,853
                                                   -------------
LIABILITIES
Payables
  Securities loaned (Note 2)     $ 60,165,776
  Fund shares redeemed                502,685
  Variation margin                  1,032,188
Accrued expenses and other
  liabilities                          60,757
                                 ------------
     TOTAL LIABILITIES                                61,761,406
                                                   -------------
NET ASSETS                                         $ 225,233,447
                                                   =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                       $ 192,886,301
  Accumulated undistributed
     net investment income                             2,163,583
  Accumulated net realized
     gain on investment
     transactions                                     20,465,541
  Net unrealized appreciation
     of investments and open
     futures contracts                                 9,718,022
                                                   -------------
NET ASSETS                                         $ 225,233,447
                                                   =============
NET ASSET VALUE PER SHARE
Class A Shares                                     $       15.41
Class B Shares                                     $       14.97
Class Y Shares                                     $       15.43
OFFERING PRICE PER SHARE
Class A Shares                                     $       16.35(a)
Class B Shares                                     $       14.97
Class Y Shares                                     $       15.43
SHARES OUTSTANDING
Class A Shares                                         1,602,162
Class B Shares                                        13,393,973
Class Y Shares                                                67

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends (b)                                              $ 1,264,309
Interest                                                     7,295,963
                                                           -----------
  TOTAL INVESTMENT INCOME
     (NOTE 2)                                                8,560,272
EXPENSES
Management fee (Note 4)                 $ 2,420,122
Distribution fee (Note 5)                 1,875,172
Shareholder service fee (Note 5)            711,799
Transfer agent fee                          375,675
Administration fee (Note 4)                 284,720
Shareholder reports and postage
  expenses                                   67,926
Custodian and accounting fees                64,615
Registration expenses                        47,295
Organizational expenses                      20,152
Legal fees                                   10,523
Directors' fees and expenses                  8,296
Audit fees                                    5,661
Miscellaneous                                29,147
                                        -----------
  Total expenses                                             5,921,103
                                                           -----------
NET INVESTMENT INCOME                                        2,639,169
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on
  investments (Note 2)                   24,557,938
Change in unrealized appreciation
  on investments and futures
  contracts                             (26,287,481)
                                        -----------
NET LOSS ON INVESTMENTS                                     (1,729,543)
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                          $   909,626
                                                           ===========

(b) Net of foreign withholding taxes of $8,800.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED       YEAR ENDED
                                                                               9/30/98          9/30/97
NET INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income                                                     $    2,639,169   $   5,345,384
 Net realized gain on investments                                              24,557,938      54,534,179
 Change in unrealized appreciation on investments and futures contracts       (26,287,481)    (24,297,952)
                                                                           --------------   -------------
 Increase in net assets resulting from operations                                 909,626      35,581,611
                                                                           --------------   -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                        (617,602)              -
  Class B                                                                      (4,725,533)              -
 From net realized gain on investments
  Class A                                                                      (6,308,309)     (1,531,137)
  Class B                                                                     (48,272,257)    (21,767,428)
                                                                           --------------   -------------
  Total distributions to shareholders                                         (59,923,701)    (23,298,565)
                                                                           --------------   -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                  16,612,646      71,646,650
 Reinvested distributions                                                      58,353,501      22,750,654
 Shares redeemed                                                             (133,155,402)    (73,109,779)
                                                                           --------------   -------------
 Change in net assets resulting from capital share transactions               (58,189,255)     21,287,525
                                                                           --------------   -------------
 Increase (decrease) in net assets                                           (117,203,330)     33,570,571
Net Assets
 Beginning of year                                                            342,436,777     308,866,206
                                                                           --------------   -------------
 End of year (including accumulated undistributed net investment
  income of $2,163,583 and $5,365,536, respectively)                       $  225,233,447   $ 342,436,777
                                                                           ==============   =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                               YEAR ENDED   YEAR ENDED   YEAR ENDED       PERIOD ENDED
                                                                 9/30/98      9/30/97      9/30/96         9/30/95 (B)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $  18.61     $  17.96     $  15.24         $    13.45
                                                              ---------    ---------    ---------        ----------
Income from investment operations
 Net investment income                                            0.40         0.31         0.08                  -
 Net realized and unrealized gain (loss) on investments          (0.35)        1.68         2.86               1.79
                                                              ----------   ---------    ---------        -----------
 Total from investment operations                                 0.05         1.99         2.94               1.79
                                                              ----------   ---------    ---------        -----------
Less distributions
 From net investment income                                      (0.29)           -            -                  -
 From capital gains                                              (2.96)       (1.34)       (0.22)                 -
                                                              ----------   ----------   ----------       -----------
 Total distributions                                             (3.25)       (1.34)       (0.22)                 -
                                                              ----------   ----------   ----------       -----------
Net asset value, end of period                                $  15.41     $  18.61     $  17.96         $    15.24
                                                              ==========   ==========   ==========       ===========
TOTAL RETURN*                                                     0.32%       11.97%       19.36%             13.31%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $ 24,685    $  40,552    $  20,372         $   10,503
Ratio of expenses to average net assets                           1.42%        1.45%        1.42%              1.65% (a)
Ratio of net investment income (loss) to average net assets       1.59%        2.29%        0.62%             (0.06%)(a)
Portfolio turnover rate                                             77%         192%         125%               122%
Average commission rate on portfolio transactions             $ 0.0708   $   0.0644   $   0.0669

(a) Annualized.
(b) For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                        9/30/98       9/30/97       9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $  18.29      $  17.79      $  15.21
                                                      --------      ---------     ----------
Income from investment operations
 Net investment income (loss)                             0.16          0.26         (0.03)
 Net realized and unrealized gain (loss) on
  investments                                            (0.23)         1.58          2.83
                                                      ---------     ---------     ----------
 Total from investment operations                        (0.07)         1.84          2.80
                                                      ---------     ---------     ----------
Less distributions
 From net investment income                              (0.29)            -             -
 From capital gains                                      (2.96)        (1.34)        (0.22)
                                                      ---------     ----------    ----------
 Total distributions                                     (3.25)        (1.34)        (0.22)
                                                      ---------     ----------    ----------
Net asset value, end of period                        $  14.97      $  18.29      $  17.79
                                                      =========     ==========    ==========
TOTAL RETURN*                                            (0.46%)       11.19%        18.48%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $  200,547     $ 301,885   $   288,494
Ratio of expenses to average net assets                   2.17%         2.20%         2.19%
Ratio of net investment income (loss) to average
 net assets                                               0.84%         1.54%        (0.19%)
Portfolio turnover rate                                     77%          192%          125%
Average commission rate on portfolio transactions   $   0.0708    $   0.0644    $   0.0669



                                                                                          PERIOD
                                                       PERIOD ENDED     YEAR ENDED         ENDED
                                                       9/30/95 (c)       12/31/94      12/31/93 (d)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $    12.24        $  12.70       $   12.50
                                                       ----------        --------       ---------
Income from investment operations
 Net investment income (loss)                                   -         (  0.06)              -
 Net realized and unrealized gain (loss) on
  investments                                                2.97         (  0.40)           0.20
                                                       ----------        --------       ---------
 Total from investment operations                            2.97         (  0.46)           0.20
                                                       ----------        --------       ---------
Less distributions
 From net investment income                                     -               -               -
 From capital gains                                             -               -               -
                                                       ----------        --------       ---------
 Total distributions                                            -               -               -
                                                       ----------        --------       ---------
Net asset value, end of period                         $    15.21        $  12.24       $   12.70
                                                       ==========        ========       =========
TOTAL RETURN*                                               24.26%          (3.61%)          1.60%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $  224,643        $179,274       $ 122,177
Ratio of expenses to average net assets                      2.31%(a)        2.19%           2.06%(a)
Ratio of net investment income (loss) to average
 net assets                                                  0.02%(a)       (0.54%)          0.08%(a)
Portfolio turnover rate                                       122%            143%              0%
Average commission rate on portfolio transactions

CLASS Y SHARES


                                                             PERIOD
                                                        ENDED 9/30/98 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  15.01
                                                          --------
Income from investment operations
 Net investment income                                        0.25
 Net realized and unrealized gain on investments              0.18
                                                          --------
 Total from investment operations                             0.43
                                                          --------
Less distributions
 From capital gains                                          (0.01)
                                                          ----------
Net asset value, end of period                            $  15.43
                                                          ==========
TOTAL RETURN*                                                 2.87%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       1.17% (a)
Ratio of net investment income to average net assets          2.18% (a)
Portfolio turnover rate                                         77%
Average commission rate on portfolio transactions       $   0.0708

(a) Annualized.
(c) For the period from January 1, 1995 to September 30, 1995.
(d) For the period from October 29, 1993 (commencement of operations) to December 31, 1993.
(e) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE INCOME AND GROWTH MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

REVIEW OF MARKETS
Investors who had come to expect double-digit positive returns were brought back to earth over the last 12 months -- and most especially in the quarter just ended. The S&P 500 rose 9% in the 12 month period ending September 30, 1998, but that positive return masks two factors: the pain inflicted by a (9.9%) result in the third calendar quarter and the performance dominance of the largest stocks in that index. Over the year, we have experienced a significant disparity throughout sectors of the market: large-capitalization growth stocks rose 11.1%, while their large-cap. value brethren returned a meager 3.6%. In marked contrast, small stocks returned (19%) during the past 12 months. Bond investors, on the other hand, were well rewarded during the period, due in large part to stunning declines in longer-term yields. For the period the Lehman Brothers Aggregate Index returned 11.5%.



PORTFOLIO PERFORMANCE
For the 12 month period ended September 30, 1998, the Mentor Income and Growth Portfolio returned 5.81% for the A shares and 5.01% for the B shares, exclusive of sales charges, compared to 3.26% for the Lipper Balanced Average. The Portfolio's performance over all relevant time periods places it in the first or second quartile of its competitive peer group as ranked by Lipper Analytical Services.



MARKET OUTLOOK
Perhaps the most important question at present is whether the U.S. economy will continue to grow, or if the economic problems in many of the emerging markets and Japan will result in a domestic recession. We believe the odds still favor expansion. Importantly, the Federal Reserve has taken note of world events and very low levels of domestic inflation and has chosen to ease monetary policy. Given the benign rate of inflation, there is plenty of room for the Fed to lower rates further. Also, with the Federal government running a large budget surplus, there is some room to adopt a more stimulative fiscal policy. Finally, the consumer normally leads the economy either into or out of a recession, and at present, the fundamentals for consumer spending remain quite healthy. Nevertheless, the risk of a recession is certainly higher than it was at any time in the last twelve months. Declines in exports and corporate profit pressures could lead to layoffs, and significantly impinge on consumer confidence and spending plans.



PORTFOLIO STRATEGY
As of September 30, 1998, the Portfolio's asset allocation was 59% equity, 41% bonds and 0% cash. Our concerns about equity valuations, and consequently, our underweighting of stocks in the Portfolio, proved painful for most of the last 12 months, but provided "shelter from the storm" for shareholders in the quarter just ended. We are considering increasing the Portfolio's equity weighting slightly over the next several months due to attractive buying opportunities in a number of stocks.



EQUITY STRATEGY
The market correction we have experienced is painful, but holds a silver lining. We are beginning to see a growing list of stocks selling at valuation levels that would have attracted our attention anytime in the last 10 years. These valuations become even more attractive in light of the lowest levels of inflation and interest rates since the first half of the 1960's. In the present environment, we

MENTOR INCOME AND GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE INCOME AND GROWTH MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

will be focusing on attractively valued stocks of companies that have strong industry positions, healthy cash flows, and sound balance sheets. We will prefer, but not limit ourselves to, companies with a below-average exposure to foreign markets.



FIXED INCOME STRATEGY
The 30-year Treasury bond is rapidly achieving the lowest yield levels since the government began issuing these securities in 1977. Short- and intermediate-term yields have not fallen to their 1993 lows, but are getting close. There is little question that the Treasury market is assuming a substantially weaker U.S. economy and a period of monetary ease from the Federal Reserve. In our view, both of these are likely to come to pass.


Based upon this outlook, we are retaining a portfolio duration longer than benchmark, because we believe that interest rates can fall modestly from current levels, although long-term rates are unlikely to fall much from here. During the prior year, we have gradually increased the Portfolio's modest exposure to corporate bonds and have been noticeably underweight in mortgage-backed securities. We anticipate adding to our holdings of high quality non-Treasury sectors over the coming months.


November 1998

MENTOR INCOME AND GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income and Growth Portfolio Class A and Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]

                Class         Class
               A Shares      B Shares       LAGG/S&P 500
5/24/93         9425          10133          10000
9/30/93         9909          10506          10353
9/30/94        10578          11239          10446
9/30/95        12402          12614          12879
9/30/96        14802          15140          14686
9/30/97        18076          18499          18723
9/30/98        19126          19302          20692

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                     1-Year     5-Year    Since Inception++
Class A              (0.29%)    12.62%         12.84%
Class B               1.22%     12.67%         14.70%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



 ** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
      Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class A and Class
     B Shares from the date of commencement of operations on 5/24/93 through 9/30/98.

MENTOR INCOME AND GROWTH PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income and Growth Portfolio Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]

           Class
          Y Shares       LAGG/S&P 500
11/19/97  10000          10000
12/31/97  10217          10435
 3/31/98  10860          11374
 6/30/98  10796          11706
 9/30/98  10660          11211

                          Total Returns as of 9/30/98

                         1-Year    Since Inception++
Class Y                   n/a            7.29%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth
      Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          SHARES          MARKET VALUE
COMMON STOCKS - 58.78%
BASIC MATERIALS - 4.46%
AlliedSignal, Inc.                   92,300             $ 3,265,113
Aluminum Company of America          24,000               1,704,000
British Steel PLC~                  137,000               2,491,687
Westvaco Corporation                 68,300               1,639,200
Willamette Industries, Inc.          60,000               1,721,250
                                                        -----------
                                                         10,821,250
                                                        -----------
CAPITAL GOODS & CONSTRUCTION - 4.46%
Caterpillar, Inc.                    50,000               2,228,125
Cooper Industries, Inc.              47,500               1,935,625
Cooper Tire & Rubber                125,000               2,250,000
Hubbell, Inc.                        65,000               2,307,500
Thomas & Betts Corporation           55,000               2,093,438
                                                        -----------
                                                         10,814,688
                                                        -----------
COMMERCIAL SERVICES - 3.17%
Foster Wheeler Corporation          111,200               1,529,000
Supervalu, Inc.                      91,300               2,128,431
Wallace Computer Services, Inc.     225,300               4,041,319
                                                        -----------
                                                          7,698,750
                                                        -----------
CONSUMER CYCLICAL - 3.99%
American Stores Company              58,900               1,895,844
Ford Motor Company                   75,500               3,543,781
Maytag Corporation                   28,900               1,379,975
Sears Roebuck & Company              65,000               2,872,188
                                                        -----------
                                                          9,691,788
                                                        -----------
CONSUMER STAPLES - 7.94%
American Home Products
   Corporation                       53,200               2,786,350
Baxter International, Inc.           62,000               3,689,000
Dimon Incorporated                  280,000               2,957,500
Hormel Foods Corporation            136,400               3,691,325
Kimberly-Clark Corporation           72,000               2,916,000
Philip Morris Companies, Inc.        70,000               3,224,375
                                                        -----------
                                                         19,264,550
                                                        -----------
ENERGY - 6.52%
Amoco Corporation                    23,200               1,249,900
Baker Hughes, Inc.                   89,800               1,880,187
Chevron Corporation                  26,400               2,219,250
Phillips Petroleum Company           22,000                 992,750
Repsol SA~                           50,000               2,109,375
Total SA~                            37,700               2,368,031
Unocal Corporation                   65,800               2,385,250
USX-Marathon Group, Inc.             74,000               2,622,375
                                                        -----------
                                                         15,827,118
                                                        -----------


                                          SHARES          MARKET VALUE
COMMON STOCKS (CONTINUED)
FINANCIAL - 10.96%
Ace Limited                          73,700             $ 2,211,000
Citicorp                             36,600               3,401,513
Federal National Mortgage
   Association                       78,600               5,050,050
First Union Corporation (b)          43,200               2,211,300
Jefferson-Pilot Corporation          33,750               2,041,875
Spieker Properties, Inc.             65,000               2,388,750
US Bancorp                           99,000               3,520,687
Wachovia Corporation                 39,000               3,324,750
Wilmington Trust Corporation         46,900               2,438,800
                                                        -----------
                                                         26,588,725
                                                        -----------
HEALTH - 4.61%
Abbott Laboratories                  43,900               1,906,906
Columbia HCA Healthcare
   Corporation                      150,000               3,009,375
Johnson & Johnson                    41,000               3,208,250
Pharmacia & UpJohn                   61,000               3,061,438
                                                        -----------
                                                         11,185,969
                                                        -----------
TECHNOLOGY - 4.63%
Amp, Inc.                            45,700               1,633,775
International Business Machines
   Corporation                       32,700               4,185,600
Lockheed Martin Corporation          21,700               2,187,631
Xerox Corporation                    38,000               3,220,500
                                                        -----------
                                                         11,227,506
                                                        -----------
TRANSPORTATION &
   SERVICES - 1.58%
KLM Royal Dutch Air *                43,428               1,074,826
Union Pacific Corporation            65,000               2,770,625
                                                        -----------
                                                          3,845,451
                                                        -----------
UTILITIES - 6.46%
Bell Atlantic Corporation            78,900               3,821,719
BellSouth Corporation                33,000               2,483,250
DPL, Inc.                            95,000               1,864,375
DQE, Inc.                            43,000               1,660,875
Pinnacle West Capital                41,700               1,868,681
SBC Communications, Inc.             89,200               3,963,825
                                                        -----------
                                                         15,662,725
                                                        -----------
TOTAL COMMON STOCKS
   (COST $137,623,841)                                  142,628,520
                                                        -----------

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
CORPORATE BONDS - 13.43%
INDUSTRIAL - 6.03%
Aluminum Company of
   America, 5.75%, 2/01/01         $   250,000   $   254,350
Archer-Daniels-Midland, 6.75%,
   12/15/27                          2,000,000     2,078,040
Computer Associates
   International, 6.50%,
   4/15/08 (a)                       1,000,000       997,900
Gap, Inc., 6.90%, 9/15/07            1,000,000     1,114,180
Gillette Company, 5.75%,
   10/15/05                            250,000       260,167
Hershey Foods Corporation,
   7.20%, 8/15/27                    1,000,000     1,119,310
ICI Wilmington, Inc., 6.95%,
   9/15/04                           1,000,000     1,065,060
Mead Corporation, 7.35%,
   3/01/17                             750,000       814,223
Praxair, Inc., 6.15%, 4/15/03        1,000,000     1,027,020
Rockwell International
   Corporation, 6.70%, 1/15/28       1,500,000     1,589,775
Scripps (E.W.) Company,
   6.38%, 10/15/02                   1,000,000     1,037,830
Tenneco, Inc., 7.50%, 4/15/07          500,000       548,365
Williams Company, Inc., 6.50%,
   11/15/02                          1,000,000     1,032,510
Zeneca Wilmington, 7.00%,
   11/15/23                          1,500,000     1,688,745
                                                 -----------
                                                  14,627,475
                                                 -----------
FINANCIAL - 5.08%
Allmerica Financial Corporation,
   7.63%, 10/15/25                   1,130,000     1,252,729
Allstate Corporation, 6.75%,
   5/15/18                           1,000,000     1,028,290
American General Finance.,
   5.88%, 7/01/00                      250,000       252,987
Associates Corporation of North
   America, 5.25%, 3/30/00             250,000       250,645
BankAmerica Corporation,
   7.88%, 12/01/02                   1,000,000     1,092,980
Bank One Texas, 6.25%,
   2/15/08                           1,000,000     1,043,010
Chase Manhattan Corporation,
   7.75%, 11/01/99                     250,000       255,697
Comerica Bank, 7.13%,
   12/01/13                            250,000       267,703
Finova Capital Corporation,
   6.39%, 10/08/02                   1,000,000     1,036,390
First National Bank of Boston,
   8.00%, 9/15/04                      250,000       277,367
Fleet Financial Group, 6.88%,
   1/15/28                           1,000,000     1,029,320


                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
FINANCIAL (CONTINUED)
Great Western Financial,
   6.38%, 7/01/00                  $   250,000   $   254,623
Heller Financial, 6.38%,
   11/10/00                          1,000,000     1,026,960
Home Savings of Americas,
   6.00%, 11/01/00                     250,000       253,330
MBIA, Inc., 7.00%, 12/15/25          1,000,000     1,063,240
NationsBank Corporation,
   7.80%, 9/15/16                    1,000,000     1,134,400
Security Benefits Life Company,
   8.75%, 5/15/16 (a)                  500,000       549,375
Toronto Dominion Bank,
   6.13%, 11/01/08                     250,000       260,930
                                                 -----------
                                                  12,329,976
                                                 -----------
UTILITIES - 2.32%
Florida Power & Light
   Company, 5.38%, 4/01/00             250,000       251,090
New York Telephone, 6.00%,
   4/15/08                           1,000,000     1,052,340
Northern Natural Gas, 6.75%,
   9/15/08                           2,000,000     2,096,000
Pacific Gas & Electric Company,
   5.93%, 10/08/03                     250,000       262,700
Philadelphia Electric Company,
   7.50%, 1/15/99                      100,000       100,835
Southwestern Public Service
   Company, 6.88%, 12/01/99            250,000       255,188
System Energy Resources,
   7.71%, 8/01/01                      500,000       525,535
Union Electric Company,
   6.75%, 10/15/99                     250,000       254,688
US West Capital Funding Inc.,
   6.88%, 7/15/28                      785,000       833,489
                                                 -----------
                                                   5,631,865
                                                 -----------
TOTAL CORPORATE BONDS
   (COST $31,414,967)                             32,589,316
                                                 -----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 27.27%
Government National Mortgage
   Association 6.50% - 7.00%,
   1/15/24 - 6/15/28                 8,509,957     8,721,623
U.S. Treasury Bonds, 7.25%,
   5/15/16                           4,110,000     5,103,469
U.S. Treasury Notes, 5.63% -
   7.50%, 11/15/99 - 10/15/06       48,550,000    52,331,514
                                                 -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $61,636,227)                             66,156,606
                                                 -----------
                                                 241,374,442
                                                 -----------

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                  PRINCIPAL
                                   AMOUNT     MARKET VALUE
SHORT-TERM INVESTMENT - 0.18%
REPURCHASE AGREEMENT
Paribas Corporation
   Dated 9/30/98, 5.54%, due
   10/01/98, collateralized by
   $368,000 U.S. Treasury Note,
   7.88%, 11/13/04, market
   value $435,735
   (cost $435,000)               $435,000   $    435,000
                                            ------------
TOTAL INVESTMENTS
   (COST $231,110,035)-99.66%                241,809,442
OTHER ASSETS LESS
   LIABILITIES - 0.34%                           831,534
                                            ------------
NET ASSETS - 100.00%                        $242,640,976
                                            ============

*   Non-income producing.
~   American Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Trustees.
(b) At September 30, 1998, the Portfolio owned 43,200 shares of common stock of First Union Corporation at a cost of $1,599,696 and market value of $2,211,300. These shares were purchased by the Portfolio prior to the acquisition of Wheat First Union by First Union.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $159,489,535 and $86,643,249, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $231,143,009. Net unrealized appreciation aggregated $10,666,433, of which $24,490,485, related to appreciated investment securities and $13,824,052, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                            $ 241,374,442
Repurchase agreements                                  435,000
                                                 -------------
  Total investments
     (cost $231,110,035)                           241,809,442
Collateral for securities
  loaned (Note 2)                                   40,344,784
Receivables
  Fund shares sold                                     290,524
  Dividends and interest                             1,702,285
Other                                                      500
                                                 -------------
     TOTAL ASSETS                                  284,147,535
                                                 -------------
LIABILITIES
Payables
  Investments purchased          $  662,932
  Securities loaned (Note 2)     40,344,784
  Fund shares redeemed              426,881
Accrued expenses and other
  liabilities                        71,962
                                 ----------
  TOTAL LIABILITIES                                 41,506,559
                                                 -------------
NET ASSETS                                       $ 242,640,976
                                                 =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                     $ 221,635,180
  Accumulated undistributed
     net investment income                              91,952
  Accumulated net realized
     gain on investment
     transactions                                   10,214,437
  Net unrealized appreciation
     of investments                                 10,699,407
                                                 -------------
NET ASSETS                                       $ 242,640,976
                                                 =============
NET ASSET VALUE PER SHARE
Class A Shares                                   $       19.54
Class B Shares                                   $       19.53
Class Y Shares                                   $       19.54
OFFERING PRICE PER SHARE
Class A Shares                                   $       20.73(a)
Class B Shares                                   $       19.53
Class Y Shares                                   $       19.54
SHARES OUTSTANDING
Class A Shares                                       5,055,017
Class B Shares                                       7,364,927
Class Y Shares                                              55

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends (b)                                     $  2,856,521
Interest                                             5,943,480
                                                  ------------
  TOTAL INVESTMENT INCOME
     (NOTE 2)                                        8,800,001
EXPENSES
Management fee (Note 4)          $1,638,729
Distribution fee (Note 5)           986,604
Shareholder service fee
  (Note 5)                          546,242
Transfer agent fee                  292,933
Administration fee (Note 4)         218,497
Registration expenses                50,615
Custodian and accounting
  fees                               48,726
Shareholder reports and
  postage expenses                   43,522
Legal fees                            7,495
Directors' fees and expenses          5,917
Audit fees                            4,195
Miscellaneous                        26,008
                                 -----------
  Total expenses                                     3,869,483
                                                  ------------
NET INVESTMENT INCOME                                4,930,518
                                                  ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain on
  investments (Note 2)           10,845,766
Change in unrealized
  appreciation on
  investments                    (5,423,416)
                                 -----------
NET GAIN ON INVESTMENTS                              5,422,350
                                                  ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                       $ 10,352,868
                                                  ============

(b) Net of foreign withholding taxes of $50,731.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED          YEAR ENDED
                                                                          9/30/98              9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                 $  4,930,518        $   2,672,361
 Net realized gain on investments                                        10,845,766           15,016,540
 Change in unrealized appreciation on investments                        (5,423,416)           6,704,657
                                                                       ------------        -------------
 Increase in net assets resulting from operations                        10,352,868           24,393,558
                                                                       ------------        -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                (2,350,498)          (1,097,197)
  Class B                                                                (2,488,039)          (1,691,306)
  Class Y                                                                       (29)                   -
 From net realized gain on investments
  Class A                                                                (5,325,307)          (2,474,556)
  Class B                                                                (8,807,307)          (6,846,186)
  Class Y                                                                        (1)                   -
                                                                       --------------      -------------
  Total distributions to shareholders                                   (18,971,181)         (12,109,245)
                                                                       --------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                           101,090,596           74,239,398
 Reinvested distributions                                                17,902,342           11,495,496
 Shares redeemed                                                        (39,059,107)         (17,451,330)
                                                                       --------------      -------------
 Change in net assets resulting from capital share transactions          79,933,831           68,283,564
                                                                       --------------      -------------
 Increase in net assets                                                  71,315,518           80,567,877
Net Assets
 Beginning of year                                                      171,325,458           90,757,581
                                                                       --------------      -------------
 End of year (including accumulated undistributed net investment
  income of $91,952 and $0, respectively)                              $242,640,976        $ 171,325,458
                                                                       ==============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            9/30/98        9/30/97        9/30/96        9/30/95       9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $  20.60       $  19.16       $  17.13         $  15.27      $  14.88
                                                         ---------      ---------      ---------        --------      --------
Income from investment operations
 Net investment income                                       0.51           0.44           0.37             0.40          0.31
 Net realized and unrealized gain on investments             0.60           3.39           2.75             2.14          0.64
                                                         ---------      ---------      ---------        --------      --------
 Total from investment operations                            1.11           3.83           3.12             2.54          0.95
                                                         ---------      ---------      ---------        --------      --------
Less distributions
 From net investment income                                 (0.51)         (0.47)         (0.35)           (0.43)        (0.30)
 From capital gains                                         (1.66)         (1.92)         (0.74)           (0.25)        (0.26)
                                                         ----------     ----------     ----------       --------      --------
 Total distributions                                        (2.17)         (2.39)         (1.09)           (0.68)        (0.56)
                                                         ----------     ----------     ----------       --------      --------
Net asset value, end of year                             $  19.54       $  20.60       $  19.16         $  17.13      $  15.27
                                                         ==========     ==========     ==========       ========      ========
TOTAL RETURN*                                                5.81%         22.11%         19.13%           17.24%         6.54%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 98,794     $   63,509     $   24,210         $ 19,888      $ 17,773
Ratio of expenses to average net assets                      1.32%          1.35%          1.36%            1.69%         1.75%
Ratio of net investment income to average net assets         2.70%          2.63%          2.08%            2.53%         2.20%
Portfolio turnover rate                                        40%            75%            72%              62%           78%
Average commission rate on portfolio transactions        $ 0.0540     $   0.0515     $   0.0492

     * Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                         YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          9/30/98       9/30/97       9/30/96      9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                      $  20.59      $  19.18     $  17.14       $  15.28    $  14.91
                                                        ---------     ---------    ---------      --------    --------
Income from investment operations
 Net investment income                                      0.37          0.34         0.23           0.28        0.21
 Net realized and unrealized gain on investments            0.59          3.35         2.76           2.14        0.61
                                                        ---------     ---------    ---------      --------    --------
 Total from investment operations                           0.96          3.69         2.99           2.42        0.82
                                                        ---------     ---------    ---------      --------    --------
Less distributions
 From net investment income                                (0.36)        (0.36)       (0.21)         (0.31)      (0.19)
 From capital gains                                        (1.66)        (1.92)       (0.74)         (0.25)      (0.26)
                                                        ----------    ----------   ----------     --------    --------
 Total distributions                                       (2.02)        (2.28)       (0.95)         (0.56)      (0.45)
                                                        ----------    ----------   ----------     --------    --------
Net asset value, end of year                            $  19.53      $  20.59     $  19.18       $  17.14    $  15.28
                                                        ==========    ==========   ==========     ========    ========
TOTAL RETURN*                                               5.01%        21.24%       18.26%         16.32%       5.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                  $143,846    $  107,816   $   66,548       $ 46,678    $ 43,219
Ratio of expenses to average net assets                     2.07%         2.10%        2.13%          2.43%       2.44%
Ratio of net investment income to average net assets        1.95%         1.87%        1.32%          1.78%       1.51%
Portfolio turnover rate                                       40%           75%          72%            62%         78%
Average commission rate on portfolio transactions       $ 0.0540    $   0.0515   $   0.0492

CLASS Y SHARES


                                                           PERIOD ENDED
                                                           9/30/98 (C)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  18.75
                                                          --------
Income from investment operations
 Net investment income                                        0.54
 Net realized and unrealized gain on investments              0.82
                                                          --------
 Total from investment operations                             1.36
                                                          --------
Less distributions
 From net investment income                                  (0.54)
 From capital gains                                          (0.03)
                                                          ----------
 Total distributions                                         (0.57)
                                                          ----------
Net asset value, end of period                            $  19.54
                                                          ==========
TOTAL RETURN*                                                 7.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       1.07% (a)
Ratio of net investment income to average net assets          3.15% (a)
Portfolio turnover rate                                         40%
Average commission rate on portfolio transactions       $   0.0540

(a) Annualized.
(c) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The Mentor Balanced Portfolio, which has been in existence since 1994, became available to investors in multiple retail mutual fund share classes for the first time in September. This commentary, therefore, marks the first opportunity for the managers of the Portfolio to provide their market perspective to many of our new shareholders.


At quarter end the asset allocation mix in the Mentor Balanced Portfolio was 58% stocks, 41% bonds, and 1% cash.



MARKET OVERVIEW
The first three quarters of 1998 culminated an unprecedented trend of 14 consecutive quarterly gains for the S&P 500. The July-September period, however, saw a dramatic departure from this trend, with the S&P 500 declining 10%. Despite poor equity returns, U.S. government fixed-income markets were extremely strong. In fact, the July-September period marked one of the few times in recent years that bonds significantly outperformed stocks. However, the broad rally in treasury bonds was not shared by more credit-sensitive fixed-income sectors, as investors aggressively shifted assets into low risk instruments only.



EQUITY REVIEW AND OUTLOOK
For some time we have been emphatically cautioning that the stock market would have to adjust to considerably lower corporate earnings prospects, and this transition would likely result in increased volatility and lower returns than experienced over the past several years. Finally, this scenario is unfolding in full force. Earnings estimates for a broad range of companies are being sharply reduced. It is now quite possible, in fact likely in our opinion, that the earnings of the S&P 500 will continue to decline during the remainder of this year and 1999.


These trends present a significant change from the strong, better-than-expected earnings growth that has been a key pillar supporting the bull market since 1990, one of the best on record by almost any measure. But this change was inevitable. It is part of the natural cyclical patterns of the economy, corporate profitability, and the stock market. After nearly perfect growth conditions during much of the 1990's, corporate profitability is coming under pressure as global excess capacity is chasing falling demand. And as should be expected at this point, lenders are sharply curtailing credit and thereby reinforcing these developing pressures.


Fear and greed are a long-term investor's best asset and worst threat. It is exceedingly difficult for both individual and institutional investors to look through an emotionally charged volatile market and focus on the fundamentals. To us, fundamental analysis does not mean trying to figure out cyclical swings in the economy and markets over the next year. It means concentrating on longer-term business qualities. We know that consistently implementing a well-defined investment discipline through the ups and downs of an entire cycle is the best way to ensure long-term success. We focus on a diversified group of companies with excellent operating records and leading competitive positions. We are biased toward companies with above-average business predictability. We have thoroughly analyzed their results and prospects. We own them at prices we believe offer attractive relative values. It is a very simple approach. Not an easy one, but a straightforward one. We will at times be wrong in our analysis, but we will strive to be as objective as possible. Of course, we expect to be right more

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

often than not. We will not alter this approach just because those around us are becoming more complacent or fearful. Over the long-term, cyclical swings wash out and business fundamentals prevail.



FIXED INCOME REVIEW AND OUTLOOK
On the fixed-income side, our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks, as well as more heavily weight sector allocations toward treasury securities. Given our long-term confidence in the U.S. economy, we are waiting for an opportunity to aggressively move into domestic spread sectors. Prior to such a move, we will have to be convinced that these markets have stabilized. In our opinion such stabilization will require the Fed to continue to move forcefully to further ease credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has tremendous forward momentum and the current yield curve is already pricing in an aggressive Fed ease. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to extend our duration further.


November 1998

MENTOR BALANCED PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class A Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]

               9/16/98        9/30/98
Class A         9,422           9,433
LAGG/S&P 500   10,000          10,464

               Total Returns as of 9/30/98

              1-Year    Since Inception++
Class          n/a          (5.78%)



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  * Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio Class A Shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Balanced Portfolio Class A Shares from the date of issuance on 9/16/98 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

[GRAPH]
                    9/16/98        9/30/98
Class Y             10,000         10,000
LAGG/S&P 500        10,000         10,464

Total Returns as of 9/30/98

               1-Year    Since Inception**
Class Y        n/a            0.00%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ** Represents a hypothetical investment of $10,000 in Mentor Balanced
     Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

*** Reflects operations of Mentor Balanced Portfolio Class Y Shares from the date of issuance on 9/16/98 through 9/30/98.

MENTOR BALANCED PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                                    [GRAPH]
                                           S&P 500 and
          Class B        Class B*       Lehman Brothers
                                     Aggregate Bond Index
 6/21/94  10000          10000               10000
12/31/94  10108           9610               10336
 6/30/95  11561          11161               12054
 9/30/95  12085          11685               12723
 9/30/96  14260          13960               14506
 9/30/97  18042          17842               18496
 9/30/98  20181          19760               20446

Average Annual Return as of 9/30/98     Average Annual Return as of 9/30/98
      Without Sales Charges                   Including Sales Charges

          1-Year    Since Inception++             1-Year    Since Inception++
Class B   11.86%         17.83%         Class B   8.75%          17.69%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



 ~ Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio
    Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. Prior to September 16, 1998, contingent deferred sales charges of 5.00% were waived. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


 + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


++ Reflects operations of Mentor Balanced Portfolio Class B Shares from the date of commencement of operations on 6/21/94 through 9/30/98.


* Includes maximum Contingent Deferred Sales Charge (CDSC) of 5%.

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                             SHARES     MARKET VALUE
COMMON STOCKS - 51.46%
BASIC MATERIALS - 1.89%
Emerson Electric Company                     3,890     $ 242,152
                                                       ---------
CAPITAL GOODS & CONSTRUCTION - 5.56%
Bemis Company                                6,245       218,966
Illinois Tool Works                          4,635       252,607
W. W. Grainger, Inc.                         5,730       241,377
                                                       ---------
                                                         712,950
                                                       ---------
CONSUMER CYCLICAL - 8.42%
Chancellor Media Corporation -
   Class A *                                 5,245       175,052
Clear Channel Communications *               4,445       211,137
Gannett Company                              4,105       219,874
Interpublic Group Companies, Inc.            4,335       233,819
Newell Company                               5,220       240,446
                                                       ---------
                                                       1,080,328
                                                       ---------
CONSUMER STAPLES - 5.52%
Philip Morris Companies, Inc.                4,840       222,942
Sherwin-Williams Company                    11,285       244,038
Sysco Corporation                           10,235       241,162
                                                       ---------
                                                         708,142
                                                       ---------
FINANCIAL - 10.84%
Ahmanson (HF) & Company                      3,950       219,225
American Express Company                     2,860       222,007
Federal National Mortgage Association        3,510       225,517
NationsBank Corporation                      2,990       159,965
Norwest Corporation                          4,495       160,977
UNUM Corporation                             4,720       234,525
SouthTrust Corporation                       4,800       167,700
                                                       ---------
                                                       1,389,916
                                                       ---------
HEALTH - 6.95%
Bristol-Myers Squibb Company                 2,345       243,587
HealthSouth Corporation *                   18,340       193,716
Johnson & Johnson                            2,805       219,492
Tenet Healthcare Corporation *               8,170       234,888
                                                       ---------
                                                         891,683
                                                       ---------
TECHNOLOGY - 9.20%
Automatic Data Processing                    3,190       238,452
Computer Associates International, Inc.      6,770       250,490
Computer Sciences Corporation                4,145       225,903
MCI WorldCom, Inc. *                         4,685       228,980
Sun Microsystems, Inc. *                     4,725       235,364
                                                       ---------
                                                       1,179,189
                                                       ---------
TRANSPORTATION & SERVICES - 1.16%
Werner Enterprises, Inc.                     9,472       149,184
                                                       ---------
MISCELLANEOUS - 1.92%
Tyco International, Inc.                     4,445       245,586
                                                       ---------
TOTAL COMMON STOCKS
   (COST $6,531,760)                                   6,599,130
                                                       ---------


                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
FIXED INCOME SECURITIES - 36.99%
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 34.26%
Federal National Mortgage
   Association, MTN, 6.64%,
   7/02/07                         $ 130,000      $ 145,240
Government National
   Mortgage Association, MBS,
   6.50%, 5/15/09                    102,065        104,453
 7.00%, 8/15/28 ARM                   84,047         86,674
Government National
   Mortgage Association II,
   ARM,
   6.88%, 4/20/22                     71,868         73,307
 7.00%, 11/20/22 - 8/15/28            78,240         79,458
U.S. Treasury Bonds, 6.00% -
   7.50%, 2/15/23 - 2/15/26          725,000        910,182
U.S. Treasury Notes, 5.63% -
   6.75%, 4/30/00 - 5/15/08        2,790,000      2,995,171
                                                  ---------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $4,274,484)                              4,394,485
                                                  ---------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 1.22%
AFG Receivables Trust, 6.65%,
   10/15/02                           32,527         32,782
CS First Boston, 7.18%,
   2/25/18                            25,000         26,800
Key Auto Finance Trust Series
   1997-2 Class A3, 6.10%,
   11/15/00                           50,000         50,172
Union Acceptance Corporation,
   6.48%, 5/10/04                     45,000         46,240
                                                  ---------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (COST $152,201)                      155,994
                                                  ---------
CORPORATE BONDS - 1.51%
Ford Motor Credit Company,
   7.20%, 6/15/07                     45,000         50,256
Norwest Corporation, 6.80%,
   5/15/02                            60,000         63,625
PNC Student Loan Trust I,
   6.73%, 1/25/07, ARM                75,000         79,726
                                                  ---------
TOTAL CORPORATE BONDS
   (COST $181,746)                                  193,607
                                                  ---------
TOTAL FIXED INCOME SECURITIES
   (COST $4,608,431)                              4,744,086
                                                  ---------

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                    AMOUNT      MARKET VALUE
SHORT-TERM INVESTMENT
REPURCHASE AGREEMENT - 0.98%
Goldman Sachs & Company
   Dated 09/30/98, 5.60%, due
   10/01/98, collateralized by
   $127,262 Federal National
   Mortgage Association,
   6.00%, 08/01/13, market
   value $128,534
   (cost $125,344)                $125,344     $   125,344
                                               -----------
TOTAL INVESTMENTS
   (COST $11,265,535)-89.43%                    11,468,560
OTHER ASSETS LESS
   LIABILITIES - 10.57%                          1,352,413
                                               -----------
NET ASSETS - 100.00%                           $12,820,973
                                               ===========

     * Non-income producing.
ARM - Adjustable Rate Mortgage
MBS - Mortgage Backed Securities
MTN - Medium Term Note

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $11,028,839 and $3,760,750, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $11,265,535. Net unrealized appreciation aggregated $203,025, of which $449,651, related to appreciated investment securities and $246,626, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value
   (Note 2)
Investment securities                                $ 11,343,216
Repurchase agreements                                     125,344
                                                     ------------
  Total investments
     (cost $11,265,535)                                11,468,560
Collateral for securities loaned
  (Note 2)                                              2,639,420
Cash                                                      477,253
Receivables
  Investments sold                                         90,763
  Fund shares sold                                      3,356,473
  Dividends and interest                                   68,997
                                                     ------------
     TOTAL ASSETS                                      18,101,466
                                                     ------------
LIABILITIES
  Investments purchased             $ 2,537,038
  Securities loaned (Note 2)          2,639,420
  Fund shares redeemed                  100,000
Accrued expenses and other
  liabilities                             4,035
                                    -----------
     TOTAL LIABILITIES                                  5,280,493
                                                     ------------
NET ASSETS                                            $12,820,973
                                                     ============
Net Assets represented by:
  (Note 2)
  Additional paid-in capital                         $ 12,530,663
  Accumulated undistributed net
     investment income                                     18,259
  Accumulated net realized gain
     on investment transactions                            69,026
  Net unrealized appreciation of
     investments                                          203,025
                                                     ------------
NET ASSETS                                           $ 12,820,973
                                                     ============
NET ASSET VALUE PER SHARE
Class A Shares                                       $      13.69
Class B Shares                                       $      13.69
Class Y Shares                                       $      13.69
OFFERING PRICE PER SHARE
Class A Shares                                       $      14.53(a)
Class B Shares                                       $      13.69
Class Y Shares                                       $      13.69
SHARES OUTSTANDING
Class A Shares                                            258,246
Class B Shares                                            412,394
Class Y Shares                                            266,111

(a)  Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                               $ 29,221
Interest                                                 104,135
                                                        --------
  Total investment income
     (Note 2)                                            133,356
                                                        --------
EXPENSES
Management fee (Note 4)                 $ 31,721
Distribution fee (Note 5)                 30,319
Shareholder service fee (Note 5)          10,212
Administration fee (Note 4)                4,219
Custodian and accounting fees              5,842
Registration expenses                      2,363
Shareholder reports and postage
  expenses                                 2,043
Legal fees                                   115
Directors' fees and expenses                  60
Audit fees                                    59
Miscellaneous                                465
                                        --------
  Total expenses                                          87,418
Deduct
Waiver of distribution fee (Note 5)                      (29,451)
Waiver of management fee
  (Note 4)                                               (20,856)
Waiver of shareholder servicing
  fee (Note 5)                                            (9,738)
Waiver of administration fee
  (Note 4)                                                (4,219)
                                                        --------
NET EXPENSES                                              23,154
                                                        --------
NET INVESTMENT INCOME                                    110,202
                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments
  (Note 2)                               822,291
Change in unrealized appreciation
  on investments                        (583,942)
                                        --------
NET GAIN ON INVESTMENTS                                  238,349
                                                        --------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $348,551
                                                        ========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED        YEAR ENDED
                                                                           9/30/98           9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                  $    110,202       $   107,324
 Net realized gain on investments                                            822,291           408,111
 Change in unrealized appreciation on investments                           (583,942)          397,175
                                                                        ------------       -----------
 Increase in net assets resulting from operations                            348,551           912,610
                                                                        ------------       -----------
Distributions to Shareholders
 From net investment income                                                 (159,807)         (108,705)
 From net realized gain on investments                                    (1,140,442)         (449,369)
                                                                        ------------       -----------
  Total distributions to shareholders                                     (1,300,249)         (558,074)
                                                                        ------------       -----------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                              9,280,672           108,705
 Reinvested distributions                                                  1,300,249           449,370
 Shares redeemed                                                            (910,125)         (636,137)
                                                                        ------------       -----------
 Change in net assets resulting from capital share transactions            9,670,796           (78,062)
                                                                        ------------       -----------
 Increase in net assets                                                    8,719,098           276,474
Net Assets
 Beginning of period                                                       4,101,875         3,825,401
                                                                        ------------       -----------
 End of period (including accumulated undistributed net investement
  income of $18,259 and $67,864, respectively)                          $ 12,820,973       $ 4,101,875
                                                                        ============       ===========

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                   PERIOD ENDED
                                                   9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $  13.69
                                                  --------
Income from investment operations
 Net investment income                                0.00**
 Net realized and unrealized gain (loss) on
  investments                                         0.00**
                                                  ----------
 Total from investment operations                     0.00**
                                                  ----------
Net asset value, end of period                    $  13.69
                                                  ==========
TOTAL RETURN*                                         0.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)          $  3,534
Ratio of expenses to average net assets               1.35% (a)
Ratio of net investment income to average net
 assets                                               1.52% (a)
Portfolio turnover rate                                 89%
Average commission rate on portfolio
 transactions                                   $   0.0687

(a) Annualized.
(b) For the period from September 16, 1998 (initial offering of Class A) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.
** Income for the period was less than $0.005 per share.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES (F)

                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                          9/30/98      9/30/97      9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $  17.61     $  16.28     $  14.85
                                                       ---------    ---------    ---------
Income from investment operations
 Net investment income                                     0.45         0.43         0.42
 Net realized and unrealized gain (loss) on
  investments                                              1.43         3.35         2.09
                                                       ---------    ---------    ---------
 Total from investment operations                          1.88         3.78         2.51
                                                       ---------    ---------    ---------
Less distributions
 From net investment income                               (0.71)       (0.43)       (0.48)
 From net realized capital gain                           (5.09)       (2.02)       (0.60)
                                                       ----------   ----------   ----------
 Total distributions                                      (5.80)       (2.45)       (1.08)
                                                       ----------   ----------   ----------
Net asset value, end of period                         $  13.69     $  17.61     $  16.28
                                                       ==========   ==========   ==========
TOTAL RETURN*                                             11.86%       26.09%       18.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $  5,645   $    4,102   $    3,825
Ratio of expenses to average net assets                    0.52%        0.50%        0.50%
Ratio of expenses to average net assets excluding
 waiver                                                    2.12%        2.13%        2.06%
Ratio of net investment income to average net assets       2.63%        2.78%        2.83%
Portfolio turnover rate                                      89%          80%         103%
Average commission rate on portfolio transactions      $ 0.0687   $   0.0696   $   0.0694



                                                           PERIOD ENDED        PERIOD ENDED
                                                           9/30/95 (c)         12/31/94 (d)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $     12.44         $     12.50
                                                          -----------         -----------
Income from investment operations
 Net investment income                                           0.36                0.22
 Net realized and unrealized gain (loss) on
  investments                                                    2.08               (0.09)
                                                          -----------         -----------
 Total from investment operations                                2.44                0.13
                                                          -----------         -----------
Less distributions
 From net investment income                                     (0.03)              (0.19)
 From net realized capital gain                                    --                  --
                                                          -----------         -----------
 Total distributions                                            (0.03)              (0.19)
                                                          -----------         -----------
Net asset value, end of period                            $     14.85         $     12.44
                                                          ===========         ===========
TOTAL RETURN*                                                   19.28%               1.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $     3,210         $     2,911
Ratio of expenses to average net assets                          0.50% (a)           0.50% (a)
Ratio of expenses to average net assets excluding
 waiver                                                          2.12% (a)           2.72% (a)
Ratio of net investment income to average net assets             3.26% (a)           3.32% (a)
Portfolio turnover rate                                            65%                 71%
Average commission rate on portfolio transactions

CLASS Y SHARES (f)


                                                             PERIOD
                                                        ENDED 9/30/98 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $ 13.69
                                                           --------
Income from investment operations
 Net investment income                                        0.01
 Net realized and unrealized loss on investments             (0.01)
                                                           ---------
 Total from investment operations                             0.00
                                                           ---------
Net asset value, end of period                             $ 13.69
                                                           =========
TOTAL RETURN*                                                 0.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $ 3,642
Ratio of expenses to average net assets                       1.10%(a)
Ratio of net investment income to average net assets          2.31%(a)
Portfolio turnover rate                                         89%
Average commission rate on portfolio transactions       $   0.0687

(a) Annualized.
(c) For the period from January 1, 1995 to September 30, 1995.
(d) For the period from June 21, 1994 (commencement of operations) to December 31, 1994.
(e) For the period from September 16, 1998 (initial offering of Class Y) to September 30, 1998.
(f) Prior to September 16, 1998, all shareholders of the Balanced Portfolio were Class B shareholders. On September 16, 1998, shares of Class B were converted to Class Y shares.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE TAX-EXEMPT MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

ECONOMIC FACTORS
Unlike many countries in the world, the U.S. economy was strong throughout the reporting period, characterized by record low unemployment, good growth and low inflation. Driving economic growth in recent months has been the strength in the housing market, which benefited from strong employment and low interest rates. Housing starts in July 1998 reached an all-time high, 17% above the same period a year ago. While the housing market has been largely insulated from the overseas financial crises, the manufacturing sector has begun to show signs of a slowdown. In April, the National Association of Purchasing Management Index slipped from 54.8 to 52.9. This Index, which compares the changes in various market areas on a month to month basis, is a widely recognized measure of manufacturing activity. By June, the Index fell to 49.6, below the 50% level that marks the difference between growth and contraction.


The news that manufacturing activity was slowing down was welcomed by the Federal Reserve. In part, this eliminated the need for the Fed to raise interest rates to head off inflation, which was the market's concern through the July meeting. In early August, the Fed concluded that the risks of inflation were evenly balanced against the risks of recession. By September, however, it appeared that recession was more of a concern given the declines in the Japanese stock market, the financial collapse of Russia, and the large drops in the U.S. stock market. As a result the Fed lowered the Fed Funds target by 25 basis points to 5.25% in late September.


The Fed is in the difficult position of having to set U.S. policy based on international factors. With the prices of gold and oil recovering from their lows, the disinflationary effects of declining commodity prices may be coming to an end. Continued low inflation appears to be fostering higher wage demands. If world financial markets can be stabilized, the Fed could find that the balance of risks might shift just as quickly back toward inflation.



MARKET REVIEW
While we saw several periods of volatility during the past 12 months, overall the market rallied, with U.S. Treasuries strongly outperforming the municipal market. The 30-year Treasury, which began the reporting period yielding 6.40%, ended 143 basis point lower at 4.97%. 30-year AAA-rated general obligation municipals yielded 5.17% one year ago, dropping to 4.78% one year later.


The divergent paths taken by the treasury and municipal markets can be primarily attributed to the impact of the Asian financial crisis. As problems in Asia have continued and the U.S. dollar has risen relative to Asian currencies, demand for treasuries has increased. This "flight to quality" has driven the yield on the long bond down to the lowest levels seen since the government began issuing the 30-year bond in 1977. At the same time, surpluses of the federal government have caused a reduction in issuance resulting in fewer bonds to meet strong demand.


Technical conditions have been exactly the opposite in the tax-exempt market, with lukewarm retail demand due to low absolute yields and a strong increase in supply from a year ago. Although new issue volume has slowed somewhat in the past couple of months, year-to-date issuance is 37% over the comparable period a year ago. In addition to encouraging the number of refunding issues (up

MENTOR MUNICIPAL INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE TAX-EXEMPT MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

59%), the low interest rate environment has also boosted new money issues which are up 20% year to date. As has been the trend in recent years, over 51% of new securities were issued with bond insurance, and yield spreads between quality and lower rated bonds remained tight.


Since municipal prices did not rise as sharply as taxable securities during the period, tax-exempt yields are now very attractive relative to treasuries. At the end of the reporting period, the Bond Buyer Revenue Bond Index yielded 5.17% or 104% of 30-year treasuries, even before taking into consideration any tax advantage. The Revenue Bond Index consists of 25 revenue bonds with a 30-year maturity and an average rating of A1. The bonds that comprise this index are very similar to those we purchase for your Portfolio.



MANAGEMENT STRATEGY
Our outlook during most of the reporting period was positive, and we maintained duration slightly long relative to our benchmark to allow the fund to take full advantage of the rally. At the end of the fiscal year, the duration of the portfolio was 7.82 years compared to the Lehman Municipal Bond Index duration of 7.55 years.


The high percentage of new issues that came to market insured continued to create a scarcity of lower-rated higher-yielding offerings. This resulted in continued tight yield spreads between AAA-rated and lower quality paper. While we did add a number of non-rated or lower-rated securities to the portfolio, we concentrated more on insured offerings as we felt they offered more attractive relative yields. The lower quality securities we selectively added helped maximize the portfolio's dividend paying ability.

We kept the portfolio well diversified by industry, increasing our positions in the healthcare and industrial revenue sectors, which traditionally have performed slightly stronger than other sectors in the Revenue Bond Index. At the end of the reporting period, our exposure to healthcare stood at 21% of assets, with industrial revenue the second largest sector at 13% of assets. Our research expertise in these two areas allows us to find value in individual issues.



OUTLOOK
The Federal Reserve's recent 25 basis point interest rate cut and the slowing down of the U.S. economy are likely to sustain the low interest rate environment, which is favorable for the bond markets. It appears that we will see a record year of municipal issuance as the low absolute yields spark further refundings as well as new money issues.


We are satisfied with the current structure of the portfolio and do not expect to make any major changes over the next few months unless credit spreads widen between AAA-rated and lower-rated issues. If that occurs, we would redeploy some assets toward higher-yielding securities to strengthen the portfolio's dividend. We also continue to closely monitor those securities that are vulnerable to calls and to extend the call protection of the portfolio. Combined with the recent declines in the equity market, the very attractive ratio of municipal yields to taxable yields could turn investor focus from stocks to the fixed-income market.


November 1998

MENTOR MUNICIPAL INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class A and Class B Shares and Lehman Municipal Bond Index.~

                                    [GRAPH]

                         A Shares            B Shares           Lehman Municipal
                                                                   Bond Index
4/29/92                    9525              10000                10000
9/30/92                   10034              10528                10561
9/30/93                   11637              12134                11906
9/30/94                   11101              11511                11616
9/30/95                   12151              12348                12916
9/30/96                   12935              13184                13818
9/30/97                   14085              14291                14933
9/30/98                   15245              15289                16232


                      Average Annual Returns as of 9/30/98
                            Including Sales Charges
                    1-Year              5-Year              Since Inception*
Class A             3.12%               4.53%                    6.79%
Class B             3.70%               4.85%                    6.90%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  + Represents a hypothetical investment of $10,000 in Mentor Municipal Income
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income
     Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
  * Reflects operations of Mentor Municipal Income Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class Y Shares and Lehman Municipal Bond Index.-

                                    [GRAPH]

                         Y Shares      Lehman Municipal
                                         Bond Index
11/19/97                   10000          10000
12/31/97                   10147          10206
3/31/98                    10263          10323
6/30/98                    10410          10480
9/30/98                    10689          10802

                          Total Returns as of 9/30/98

                             1-Year               Since Inception**
Class Y                       n/a                      7.51%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
+++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income
      Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
 ** Reflects operations of Mentor Municipal Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                            PRINCIPAL
                                             AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES - 99.42%
ARIZONA - 1.56%
Pima County Arizona IDA,
   7.25%, 7/15/10 (c)                 $1,550,000             $   1,733,830
                                                             -------------
ARKANSAS - 1.12%
Pulaski County Health
   Facilities, 5.00%, 12/01/28         1,250,000                 1,248,950
                                                             -------------
CALIFORNIA - 10.51%
California State Water Reserve
   Center, 4.75%, 12/01/29             3,500,000                 3,427,270
California Statewide
   Community Development
   Authority, 5.63%, 10/01/34          2,070,000                 2,132,514
Carson Improvement Board Act
   1915, Special Assessment
   District 92, 7.38%, 9/02/22           700,000                   770,392
East Bay Municipal Utility
   District, 4.75%, 6/01/21            1,915,000                 1,887,424
Orange County Community
   Facilities District, Series A,
   7.35%, 8/15/18 (c)                    300,000                   346,779
San Francisco City & County
   Airport, 6.30%, 5/01/25             1,000,000                 1,101,250
University of California
   Revenues, 4.75%, 9/01/16            2,000,000                 2,012,240
                                                             -------------
                                                                11,677,869
                                                             -------------
COLORADO - 3.36%
Colorado Housing Authority,
   7.00%, 11/01/24                       525,000                   560,873
Denver City & County Airport
   Revenue, 7.75% - 8.50%,
   11/15/13 - 11/15/23                 2,700,000                 3,167,089
                                                             -------------
                                                                 3,727,962
                                                             -------------
CONNECTICUT - 0.99%
Connecticut State Development
   Authority, 6.15%, 4/01/35           1,000,000                 1,104,860
                                                             -------------
DISTRICT OF COLUMBIA - 0.80%
Metropolitan Washington,
   General Airport Revenue,
   Series A, 6.63%, 10/01/19 (c)         800,000                   884,496
                                                             -------------
FLORIDA - 2.54%
Hillsborough County, 6.25%,
   12/01/34                            1,250,000                 1,396,750
Sarasota County Health
   Facilities Authority Revenue,
   10.00%, 7/01/22                     1,160,000                 1,418,831
                                                             -------------
                                                                 2,815,581
                                                             -------------


                                            PRINCIPAL
                                             AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
GEORGIA - 2.92%
Fulton County Georgia
   Housing Authority
   Multifamily, Housing
   Revenue, 6.38%, 2/01/08            $  520,000             $     528,346
George Smith World Congress
   Center, 5.50%, 7/01/20              1,500,000                 1,509,345
Monroe County Development
   Authority PCRB, 6.75%,
   1/01/10                             1,000,000                 1,205,240
                                                             -------------
                                                                 3,242,931
                                                             -------------
ILLINOIS - 9.53%
Broadview Tax Increment
   Revenue, 8.25%, 7/01/13             1,000,000                 1,145,030
Chicago Capital Appreciation,
   (effective yield-1.99%) (a),
   7/01/16                             2,000,000                   718,080
Chicago Heights Residential
   Mortgage, (effective
   yield-3.29%) (a), 6/01/09           3,465,000                 1,655,300
Illinois Health Facilities
   Authority Revenue, 5.50% -
   9.50%, 11/15/19 - 10/01/22          2,250,000                 2,527,477
Illinois Educational Facilities
   Authority Revenue, 6.00%,
   10/01/24                            1,000,000                 1,042,200
Kane County School District
   No. 129, 5.50%, 2/01/11             2,000,000                 2,167,620
Metropolitan Pier &
   Exposition, (effective
   yield-1.39%) (a), 6/15/21           1,950,000                   644,962
Saint Clair County Public
   Building, (effective
   yield-1.99%) (a), 12/01/16          1,650,000                   690,789
                                                             -------------
                                                                10,591,458
                                                             -------------
INDIANA - 0.36%
Indiana Transportation Finance
   Authority, Series A, (effective
   yield-1.92%) (a), 6/01/17           1,000,000                   403,560
                                                             -------------
IOWA - 0.61%
Student Loan Liquidity
   Corporation, Student Loan
   Revenue, Series C, 6.95%,
   3/01/06 (c)                           625,000                   674,525
                                                             -------------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
KENTUCKY - 4.58%
Jefferson County Hospital
   Revenue, 8.70%,
   10/01/08 (b)                     $ 500,000              $  599,375
Kenton County Airport Board
   Revenue, OID, 7.50%,
   2/01/20                          1,400,000               1,546,342
Warren County Hospital
   Facility Revenue Bowling
   4.88%, 4/01/27                   3,000,000               2,945,580
                                                           ----------
                                                            5,091,297
                                                           ----------
LOUISIANA - 3.38%
Louisiana Public Facilities
   Authority Revenue, Dillard
   University-Louisiana, 5.00%,
   2/01/28                          2,750,000               2,755,720
Louisiana State University &
   Agriculture and Mechanical
   College, University Revenues,
   5.00%, 10/01/30                  1,000,000               1,001,340
                                                           ----------
                                                            3,757,060
                                                           ----------
MAINE - 0.86%
Maine State Housing Authority,
   Series C, 6.88%, 11/15/23          885,000                 956,030
                                                           ----------
MASSACHUSETTS - 1.92%
Massachusetts State Health and
   Education, 6.00%, 10/01/23       1,000,000               1,018,850
Massachusetts State Health and
   Educational Facilities
   Authority, OID Revenue
   Bonds, Series A, 6.88%,
   4/01/22                          1,000,000               1,119,950
                                                           ----------
                                                            2,138,800
                                                           ----------
MICHIGAN - 4.93%
Detroit Michigan Water Supply
   Systems, 5.00%, 7/01/27          1,000,000               1,000,310
Grand Traverse County
   Hospital, 5.00%, 7/01/28         2,500,000               2,486,375
Michigan State Hospital
   Financial Authority Revenue,
   5.00%, 5/15/28                   2,000,000               1,995,280
                                                           ----------
                                                            5,481,965
                                                           ----------


                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
NEBRASKA - 1.22%
Nebraska Investment Finance
   Authority, SFM, 9.42%,
   9/15/24 (b)                      $ 300,000              $  339,375
Nebraska Public Gas Agency
   Gas supply System, 5.00%,
   4/01/00                          1,000,000               1,017,810
                                                           ----------
                                                            1,357,185
                                                           ----------
NEVADA - 2.26%
Clark County, 5.90%, 10/01/30       2,000,000               2,050,800
Henderson Local Improvement
   District, Special Assessment,
   Series A, 8.50%, 11/01/12          440,000                 458,876
                                                           ----------
                                                            2,509,676
                                                           ----------
NEW JERSEY - 2.10%
East Orange County Board of
   Education, Participation
   Notes, (effective
   yield-1.67%) (a), 2/01/20        1,000,000                 365,000
New Jersey State Housing &
   Mortgage Finance, 5.40%,
   11/01/28                         1,170,000               1,209,406
Union Utilities Authority,
   5.00%, 6/15/28                     750,000                 757,568
                                                           ----------
                                                            2,331,974
                                                           ----------
NEW MEXICO - 0.92%
Santa Fe Educational Facilities
   Revenue Bonds, 5.50%
   3/01/24                          1,000,000               1,020,210
                                                           ----------
NEW YORK - 4.93%
Clifton Springs Hospital
   Refunding & Improvement,
   8.00%, 1/01/20                     700,000                 786,947
Metropolitan Transportation
   Authority, 4.75%, 7/01/19        1,000,000                 962,240
New York City Municipal
   Water Facility, 5.13%,
   6/15/21                          1,000,000               1,008,300
New York, Series H, 7.20%,
   2/01/13                          1,500,000               1,680,946
New York State Dormitory
   Authority Revenue Hospital,
   5.20%, 2/15/14                   1,000,000               1,034,250
                                                           ----------
                                                            5,472,683
                                                           ----------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
NORTH CAROLINA - 2.12%
Cumberland County, 5.00%,
   12/01/24                         $1,250,000             $1,253,875
North Carolina Eastern
   Municipal Power Agency
   Systems Revenue, 5.70%,
   1/01/13                           1,000,000              1,097,700
                                                           ----------
                                                            2,351,575
                                                           ----------
NORTH DAKOTA - 0.91%
Devils Lake Health Care,
   6.10%, 10/01/23                   1,000,000              1,012,690
                                                           ----------
OHIO - 1.91%
Batavia Local School District
   Reference, 5.63%,12/01/22         1,000,000              1,121,040
Cuyahoga County Health Care
   Facilities, 5.50%, 12/01/28       1,000,000              1,001,990
                                                           ----------
                                                            2,123,030
                                                           ----------
OKLAHOMA - 0.50%
Oklahoma City, Industrial and
   Cultural Facilities Trust,
   6.75%, 9/15/17                      540,000                551,993
                                                           ----------
PENNSYLVANIA - 6.39%
Beaver County Hospital
   Authority Revenue, 5.00%,
   5/15/28                           1,000,000                997,640
Delaware IDA, 6.20%, 7/01/19         2,000,000              2,191,040
Pennsylvania Economic
   Development, 6.40%,
   1/01/09                             500,000                534,620
Philadelphia Gas Works
   Revenue, 5.00%, 7/01/28           2,250,000              2,250,698
Philadelphia Hospital and
   Higher Education Facilities,
   6.50%, 11/15/08                   1,000,000              1,121,430
                                                           ----------
                                                            7,095,428
                                                           ----------
RHODE ISLAND - 0.31%
West Warwick, Series A, GO
   Bonds, 7.30%, 7/15/08               310,000                348,372
                                                           ----------
SOUTH CAROLINA - 1.81%
Cayce South Carolina
   Waterworks & Sewage
   Revenue, 5.00%, 7/01/20           2,000,000              2,006,740
                                                           ----------


                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
TENNESSEE - 3.73%
Memphis Shelby County
   Airport Authority Special
   Facilities Revenue Refunding,
   7.88%, 9/01/09                   $1,500,000             $1,675,485
Metropolitan Government
   Nashville & Davidson
   County, 4.75% - 5.00%,
   1/01/22 - 10/01/28                2,500,000              2,472,795
                                                           ----------
                                                            4,148,280
                                                           ----------
TEXAS - 9.94%
Abilene Health Facilities
   Development Corporation,
   5.90%, 11/15/25                   1,000,000              1,002,500
Alliance Airport Authority,
   6.38%, 4/01/21                    2,000,000              2,192,620
Brazos Higher Education
   Authority Student Loan
   Revenue, 7.10%, 11/01/04            416,000                472,410
Brazos River Authority
   Revenue, 4.90%, 10/01/15          2,000,000              2,054,760
Dallas Fort Worth International
   Airport Facility Revenue
   Bonds, 7.25%, 11/01/30            1,000,000              1,112,260
Edinburg Consolidated School
   District Public Facilities,
   5.00%, 8/15/19                    1,500,000              1,516,815
Lufkin Health Memorial East
   Texas, 5.70%, 2/15/28             1,000,000              1,025,010
Rockwall Independent School
   District, OID, 5.55%,
   8/15/22                           2,450,000                689,822
Texas State Department of
   Housing and Community
   Affairs Refunding, Series C,
   9.74%, 7/02/24 (b)                  750,000                973,125
                                                           ----------
                                                           11,039,322
                                                           ----------
UTAH - 3.40%
Bountiful Hospital Revenue,
   9.50%, 12/15/18                     230,000                281,237
Intermountain Power Agency
   Power Supply, 5.00%,
   7/01/19                           2,500,000              2,472,225
Utah State Housing Finance
   Agency, SFM, 7.20%,
   1/01/27                             945,000              1,025,108
                                                           ----------
                                                            3,778,570
                                                           ----------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                             PRINCIPAL
                                              AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
WEST VIRGINIA - 3.61%
Harrison County, 6.75%,
   8/01/24                             $2,000,000             $  2,271,020
West Virginia State Hospital
   Finance Authority Revenue,
   8.80%, 1/01/18 (b)                   1,500,000                1,742,445
                                                              ------------
                                                                 4,013,465
                                                              ------------
WISCONSIN - 3.39%
Southeast Wisconsin
   Professional Baseball, 5.50%,
   12/15/26                             2,000,000                2,229,960
Wisconsin State Health &
   Educational Facility
   Authority Revenues, 5.50%,
   2/15/28                              1,500,000                1,537,530
                                                              ------------
                                                                 3,767,490
                                                              ------------
TOTAL LONG-TERM MUNICIPAL
   SECURITIES
   (COST $102,611,970)                                         110,459,857
                                                              ------------
SHORT-TERM MUNICIPAL
   SECURITIES - 2.16%
CALIFORNIA - 0.45%
California PCRB Series A,
   VRDN, 3.65%, 2/28/08                   500,000                  500,000
                                                              ------------
NEVADA - 0.54%
Reno Nevada Hospital
   Revenue, VRDN, 4.10%,
   5/15/23                                600,000                  600,000
                                                              ------------
NEW YORK - 0.54%
City of New York VRDN,
   4.25%, 8/01/16                         200,000                  200,000
New York City GO Bonds,
   VRDN, 3.95%, 8/15/19                   200,000                  200,000
New York State Energy
   Residential Housing &
   Development, VRDN,
   4.10%, 7/01/15                         200,000                  200,000
                                                              ------------
                                                                   600,000
                                                              ------------
TEXAS - 0.45%
North Central Texas Health
   Facility, Presbyterian Medical
   Center, VRDN, 4.10%,
   12/01/15                               500,000                  500,000
                                                              ------------


                                             PRINCIPAL
                                              AMOUNT            MARKET VALUE
SHORT-TERM MUNICIPAL
   SECURITIES (CONTINUED)
WASHINGTON - 0.18%
Washington Health Care,
   Sisters of Providence, Series I,
   VRDN, 4.05%, 10/01/05               $  200,000             $    200,000
                                                              ------------
TOTAL SHORT-TERM MUNICIPAL
   SECURITIES (COST $2,400,000)                                  2,400,000
                                                              ------------
TOTAL INVESTMENTS
   (COST $105,011,970)-101.58%                                 112,859,857
OTHER ASSETS LESS
   LIABILITIES - (1.58%)                                        (1,750,720)
                                                              ------------
NET ASSETS - 100.00%                                          $111,109,137
                                                              ============

INVESTMENT ABBREVIATIONS


GO - General Obligation
IDA - Industrial Development Authority
OID - Original Issue Discount
PCRB - Pollution Control Revenue Bond
SFM - Single Family Mortgage
VRDN - Variable Rate Demand Note
(a) Effective yield is the yield as calculated at time of purchase at which the bond accretes on an annual basis until its maturity date.
(b) Represents inverse floating rate securities.
(c) A portion of this security is held as collateral for open futures contracts.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $91,099,135 and $56,728,625, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $105,011,970. Net unrealized appreciation aggregated $7,847,887, of which $7,847,887 is related to appreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

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MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS
Investments, at market value
   (cost $105,011,970) (Note 2)                        $112,859,857
Cash                                                         84,254
Receivables
  Investments sold                                          985,674
  Fund shares sold                                          870,855
  Interest                                                1,685,891
                                                       -------------
     TOTAL ASSETS                                       116,486,531
                                                       -------------
LIABILITIES
Payables
  Investments purchased              $4,840,799
  Fund shares redeemed                   60,067
  Dividends                             349,921
  Variation margin (Note 2)              90,000
Accrued expenses and other
  liabilities                            36,607
                                     ----------
  TOTAL LIABILITIES                                       5,377,394
                                                       -------------
NET ASSETS                                             $111,109,137
                                                       =============
Net Assets represented by:
  (Note 2)
  Additional paid-in capital                           $105,840,947
  Accumulated distributions in
     excess of net investment
     income                                                (349,922)
  Accumulated net realized loss
     on investment transactions                          (2,004,046)
  Net unrealized appreciation of
     investments and open futures
     contracts                                            7,622,158
                                                       -------------
NET ASSETS                                             $111,109,137
                                                       =============
NET ASSET VALUE PER SHARE
Class A Shares                                         $      15.99
Class B Shares                                         $      15.94
Class Y Shares                                         $      16.00
OFFERING PRICE PER SHARE
Class A Shares                                         $      16.79(a)
Class B Shares                                         $      15.94
Class Y Shares                                         $      16.00
SHARES OUTSTANDING
Class A Shares                                            3,237,676
Class B Shares                                            3,722,547
Class Y Shares                                                   67

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Interest (Note 2)                                      $ 5,400,238
EXPENSES
Management fee (Note 4)                 $ 557,332
Distribution fee (Note 5)                 257,381
Shareholder service fee (Note 5)          232,220
Transfer agent fee                        102,171
Administration fee (Note 4)                92,888
Registration expenses                      53,355
Custodian and accounting fees              26,161
Shareholder reports and postage
   expenses                                 8,237
Legal fees                                  2,878
Directors' fees and expenses                2,275
Audit fees                                  1,991
Miscellaneous                               9,070
                                        ---------
 Total expenses                                          1,345,959
                                                       -----------
NET INVESTMENT INCOME                                    4,054,279
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FUTURES AND
   OPTIONS CONTRACTS
Net realized loss on investments,
   futures and options contracts
   (Note 2)                               (41,138)
Change in unrealized appreciation
   on investments                       3,077,428
                                        ---------
NET GAIN ON INVESTMENTS, FUTURES
   AND OPTIONS CONTRACTS                                 3,036,290
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $ 7,090,569
                                                       ===========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED         YEAR ENDED
                                                                                 9/30/98            9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                       $   4,054,279      $   2,950,727
 Net realized gain (loss) on investments, futures and options contracts            (41,138)           548,498
 Change in unrealized appreciation on investments                                3,077,428          1,603,630
                                                                             -------------      -------------
 Increase in net assets resulting from operations                                7,090,569          5,102,855
                                                                             -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                       (1,979,908)        (1,179,998)
  Class B                                                                       (2,308,071)        (1,981,316)
  Class Y                                                                              (43)                --
 From net realized gain on investments
  Class A                                                                               --            (39,820)
  Class B                                                                               --            (66,849)
                                                                             -------------      -------------
  Total distributions to shareholders                                           (4,288,022)        (3,267,983)
                                                                             -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                   45,477,369         25,738,018
 Reinvested distributions                                                        2,625,084          1,904,347
 Shares redeemed                                                               (13,461,719)       (10,560,419)
                                                                             -------------      -------------
 Change in net assets resulting from capital share transactions                 34,640,734         17,081,946
                                                                             -------------      -------------
 Increase in net assets                                                         37,443,281         18,916,818
Net Assets
 Beginning of year                                                              73,665,856         54,749,038
                                                                             -------------      -------------
 End of year (including accumulated distributions in excess of net
  investment income of ($349,922) and ($300,191), respectively)              $ 111,109,137      $  73,665,856
                                                                             =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                                               9/30/98       9/30/97       9/30/96       9/30/95       9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $ 15.50       $ 15.04       $ 14.92       $ 14.42       $ 16.05
                                                               -------       -------       -------       -------       -------
Income from investment operations
 Net investment income                                            0.66          0.81          0.82          0.81           0.82
 Net realized and unrealized gain
  (loss) on investments                                           0.59          0.49          0.12          0.51         (1.54)
                                                               -------       -------       -------       -------       -------
 Total from investment operations                                 1.25          1.30          0.94          1.32         (0.72)
                                                               -------       -------       -------       -------       -------
Less distributions
 From net investment income                                      (0.76)        (0.81)        (0.82)        (0.82)        (0.81)
 From capital gains                                                 --         (0.03)           --             -         (0.10)
                                                               -------       -------       -------       -------       -------
 Total distributions                                             (0.76)        (0.84)        (0.82)        (0.82)        (0.91)
                                                               -------       -------       -------       -------       -------
Net asset value, end of year                                   $ 15.99       $ 15.50       $ 15.04       $ 14.92       $ 14.42
                                                               =======       =======       =======       =======       =======
TOTAL RETURN*                                                     8.24%         8.89%         6.46%         9.46%        (4.83%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                         $51,757       $29,394       $17,558       $20,460       $25,056
Ratio of expenses to average net assets                           1.17%         1.22%         1.24%         1.43%         1.24%
Ratio of expenses to average net assets excluding waiver          1.17%         1.22%         1.24%         1.43%         1.33%
Ratio of net investment income to average net assets              4.63%         5.09%         5.47%         5.56%         5.43%
Portfolio turnover rate                                             62%           59%           46%           43%           87%

* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                 YEAR          YEAR          YEAR          YEAR          YEAR
                                                                ENDED         ENDED         ENDED         ENDED         ENDED
                                                               9/30/98       9/30/97       9/30/96       9/30/95       9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $ 15.49       $ 15.05       $ 14.95       $ 14.43       $ 16.06
                                                               -------       -------       -------       -------       -------
Income from investment operations
 Net investment income                                            1.30          0.71          0.75          0.74          0.74
 Net realized and unrealized gain
  (loss) on investments                                         ( 0.14)         0.52          0.11          0.52        ( 1.54)
                                                               -------       -------       -------       -------       -------
 Total from investment operations                                 1.16          1.23          0.86          1.26        ( 0.80)
                                                               -------       -------       -------       -------       -------
Less distributions
 From net investment income                                     ( 0.71)       ( 0.71)       ( 0.76)       ( 0.74)       ( 0.73)
 From capital gains                                                 --        ( 0.08)           --                      ( 0.10)
                                                               -------       -------       -------                     -------
 Total distributions                                            ( 0.71)       ( 0.79)       ( 0.76)       ( 0.74)       ( 0.83)
                                                               -------       -------       -------       -------       -------
Net asset value, end of year                                   $ 15.94       $ 15.49       $ 15.05       $ 14.95       $ 14.43
                                                               =======       =======       =======       =======       =======
TOTAL RETURN*                                                     7.70%         8.33%         5.87%         9.01%       ( 5.34%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                         $59,351       $44,272       $37,191       $39,493       $46,157
Ratio of expenses to average net assets                           1.67%         1.72%         1.74%         1.92%         1.74%
Ratio of expenses to average net assets excluding waiver          1.67%         1.72%         1.74%         1.92%         1.86%
Ratio of net investment income to average net assets              4.13%         4.60%         4.95%         5.07%         4.93%
Portfolio turnover rate                                             62%           59%           46%           43%           87%

CLASS Y SHARES

                                                         PERIOD ENDED
                                                          9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $  15.51
                                                          --------
Income from investment operations
 Net investment income                                        1.39
 Net realized and unrealized loss on investments             (0.23)
                                                          --------
 Total from investment operations                             1.16
                                                          --------
Less distributions
 From net investment income                                  (0.67)
                                                          --------
Net asset value, end of period                            $  16.00
                                                          ========
TOTAL RETURN*                                                 7.51%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $      1
Ratio of expenses to average net assets                       0.92%(a)
Ratio of net investment income to average net assets          5.66%(a)
Portfolio turnover rate                                         62%

(a) Annualized.
(b) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

MARKET CONDITIONS
The 12-month period ending September 30, 1998 saw a dramatic decline in the level of interest rates across the yield curve. At quarter end, long-term interest rates were at levels not seen since the 1960s. The 30-year Treasury ended the quarter yielding under 5%, at 4.97%, a full 1.44% below its level at the beginning of the period. Two-year Treasury yields saw an even more substantial decline, falling 1.51% to 4.27% over the course of the period.


On September 29th, the Federal Reserve initiated its first monetary intervention in over two years, a 0.25% reduction in the Federal Funds rate. And at the end of September, the short-to-intermediate portion of the yield curve was actually inverted, as 6-month Treasury Bills were yielding more than 5-year Treasury Bonds. This implied market expectations of future monetary easing by the Federal Reserve, continued benign domestic inflation, and a slowing economy.


In the past few months the market has grown increasingly concerned that a global deflationary spiral could unfold. The IMF policy prescription of currency devaluation coupled with tight monetary and fiscal policies appears to be making economic conditions even worse for Korea, Indonesia, Russia, etc. The large debt burdens and faltering growth rates of the economies under IMF supervision have raised the specter of wide scale defaults despite IMF intervention. Russia's August announcement that it would simultaneously devalue the ruble and unilaterally reschedule the repayment terms of its debt brought this fear home to many global investors. As the implicit guarantee of the IMF loses its credibility, the emerging markets that had been relatively healthy are being put under increasing pressure. Concerns about the credit quality of these nations have elevated interest rates in these economies to the point where a slowdown in economic growth is becoming inevitable. Such a global slowdown cannot help but put significant downward pressure on U.S. growth and inflation rates.


The U.S. has not been immune to global credit quality anxiety. The yield spread between treasury rates and high-quality corporate bonds, a traditional measure of credit concerns within the economy, ballooned toward quarter end to levels not seen since the last recession. The high-yield market has come under even more stress as investors abandon markets with any hint of credit risk. The underperformance of spread sectors has caused leveraged investors, such as hedge funds and real estate investment trusts, to come under severe funding pressure. As lenders call their loans or demand more collateral, these leveraged investors are left with few alternatives but to sell assets into an already depressed market. These forced asset liquidations have further depressed prices in corporate bonds and mortgage-backed securities, and in many instances trading activity has all but ceased in many market sectors.



PERFORMANCE
For the 12-month period ending September 30, 1998, the Mentor Quality Income Portfolio A shares returned 9.95% and the B shares 9.46%, compared to 8.30% for its Lipper U.S. Mortgage peer group. The Mentor Short-Duration Income Portfolio A and B shares returned 6.87% and 6.68%, respectively, exclusive of sales charges for the 12-month period, compared to 8.04% for its Lipper Short-Intermediate Investment Grade peer group. The period saw massive outperformance of treasury markets as compared to corporate bonds,

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

mortgage-backed, asset-backed, and all other spread product securities. This resulted in our trailing the Merrill Lynch 7-year Treasury and 3-year Treasury Index benchmarks, which returned 15.78% and 10.03% respectively for the 12-month period.



MARKET OUTLOOK
Economic growth is almost certain to slow in the upcoming year, as the impact of slower growth overseas and distressed domestic credit markets takes effect. We do not, however, anticipate a recession for 1999. The United States has ample policy alternatives to fight any slowing in the domestic economy. As inflation has fallen, real interest rates (the nominal interest rate minus inflation) implied by the Fed Funds rate has risen appreciably. Assuming that the turmoil overseas will place continued downward pressure on inflation rates, the Fed could lower Fed Funds by over 150 basis points (1.50%) and still maintain a real interest rate higher than the historical average. Unlike Japan, the U.S. has a healthy, well-capitalized banking system and therefore any easing in monetary conditions will help stimulate demand. For the first time in many decades, the current budget surplus means that an expansionary fiscal policy could be implemented without necessarily driving up real interest rates and therefore crowding out private investment.


Given sufficient aggressive action on the part of the Fed, a recession can be avoided. With an easing Fed and declining inflation, the backdrop for bonds remains positive. The market could see rates last observed in the 1950s. Furthermore, as the Fed provides liquidity to the currently distressed credit markets, corporate bonds and mortgage-backed securities have the potential for significant outperformance in the upcoming year.

THE PORTFOLIOS
Our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks, as well as weighting sector allocations more heavily toward treasury securities. Given our long-term confidence in the U.S. economy we are waiting for an opportunity to aggressively move into domestic spread sectors. Prior to such a move, we will have to be convinced that these markets have stabilized. In our opinion such stabilization will require the Fed to continue to move forcefully to further ease credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has tremendous forward momentum and the current yield curve is already pricing in an aggressive Fed ease. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to extend our duration further.


November 1998

MENTOR QUALITY INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class A and Class B Shares and the Merrill Lynch 7-Year Treasury Index.~

                                    [GRAPH]
                         A Shares            B Shares            Merrill Lynch
                                                                7-Year Treasury
                                                                    Index
4/29/92                   9525               10000                 10000
9/30/92                   9846               10324                 11041
9/30/93                  10378               10827                 12345
9/30/94                  10036               10406                 11721
9/30/95                  11222               11585                 13533
9/30/96                  11681               11999                 14043
9/30/97                  12833               13113                 15388
9/30/98                  14110               14071                 17815


                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                    1-Year    5-Year         Since Inception+++
Class A              4.71%    5.31%               5.51%
Class B              5.46%    5.65%               7.14%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  + Represents a hypothetical investment of $10,000 in Mentor Quality Income
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor Quality Income
     Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor Quality Income Portfolio Class A and Class B
      Shares from the date of commencement of operations on 4/29/92 through 9/30/98.

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class Y Shares and the Merrill Lynch 7-Year Treasury Index.~

                                    [GRAPH]

                         Y Shares                  Merrill Lynch
                                                  7-Year Treasury
                                                      Index
11/19/97                   10000                      10000
12/31/97                   10038                      10142
3/31/98                    10144                      10311
6/30/98                    10378                      10562
9/30/98                    10869                      11364

Total Returns as of 9/30/98
                    1-Year              Since Inception**
Class Y             n/a                      8.94%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
** Reflects operations of Mentor Quality Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 9/30/98.

MENTOR SHORT-DURATION INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class A Shares and the Merrill Lynch 3-Year Treasury.~


                                    [GRAPH]

                         Class A                3-Year Treasury
6/16/95                  9900                     10000
9/30/95                  9931                     10139
9/30/96                 10532                     11038
9/30/97                 11304                     11571
9/30/98                 12093                     12732

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                   1-Year      Since Inception**
Class A             5.89%          5.94%





Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class B Shares and Merrill Lynch 3-year Treasury.~



                                     [GRAPH]

                    Class B                  3-Year Treasury
 4/29/94              10000                       10000
12/31/94              10093                       10075
 9/30/95              10623   `                   11051
 9/30/96              11225                       11709
 9/30/97              12125                       12600
 9/30/98              12945                       13053




                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                    1-Year         Since Inception++
Class B             2.68%               5.52%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ~ The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

    * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class A Shares, after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charges = $9,900. The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class A from the date of issuance on 6/16/95 through 9/30/98.

 + Represents a hypothetical investment of $10,000 in Mentor Short-Duration
    Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Short-Duration Income Portfolio Class B Shares from the date of commencement of operations on 4/29/94 through 9/30/98.

MENTOR SHORT-DURATION INCOME PORTFOLIO
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class Y Shares and the Merrill Lynch 3-Year Treasury.~

                                    [GRAPH]

                              Class Y             3-Year Treasury
11/19/97                      10000                   10000
12/31/97                      10032                   10081
3/31/98                       10167                   10239
6/30/98                       10317                   10413
9/30/98                       10638                   10875

                           Total Returns as of 9/30/98
                                   1-Year              Since Inception**
Class Y                             n/a                   6.64%




 ~ The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

 * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class Y from the date of issuance on 11/19/97 through 9/30/98.

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                        PRINCIPAL
                                          AMOUNT            MARKET VALUE
LONG-TERM INVESTMENTS - 143.47%
PREFERRED STOCK - 2.11%
Home Ownership Funding
   Corporation (cost
   $3,939,796)                    $4,350,000              $ 4,373,725
                                                          -----------
ASSET-BACKED SECURITIES - 7.61%
Advanta Mortgage Loan
   Trust, Series 1993-4,
   5.55%, 3/25/10 - 1/25/25        1,960,695                1,985,118
AFG Receivables Trust,
   7.00%, 2/15/03 (a)              1,250,918                1,260,091
CS First Boston, Series
   1996-2 A6, 7.18%, 2/25/18       6,500,000                6,968,124
Equifax Credit Corporation,
   Series 1994-1 B, 5.75%,
   3/15/09                         1,504,448                1,509,739
Fifth Third Bank Auto
   Grantor Trust, 6.20%,
   9/15/01                           702,998                  706,572
NASCOR, Series 1997-18,
   6.75%, 12/25/27                 2,587,927                2,697,132
Old Stone Credit Corporation
   Home Equity Trust, Series
   1993-1 B1, 6.00%, 3/15/08         624,707                  630,054
                                                          -----------
TOTAL ASSET-BACKED SECURITIES
   (COST $14,997,748)                                      15,756,830
                                                          -----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 102.27%
Federal Home Loan
   Mortgage Corporation
   6.50%, Series 1647B,
   11/15/08, REMIC                 3,263,696                3,263,696
 6.00%, Series 1693Z,
   3/15/09, REMIC                  6,116,037                6,218,120
 6.50%, Series 26C, 7/25/18        7,000,000                7,241,864
Federal National Mortgage
   Association 6.50%,
   5/18/28                         2,992,041                2,977,081
 6.00% - 6.50%, 9/25/08 -
   8/01/28                        68,855,587               69,140,559
Government National
   Mortgage Association
   7.00%, 12/15/08                 2,974,460                3,094,571
 6.00% - 7.00%, 3/15/28 -
   8/15/28                        44,411,497               45,459,522
Government National
   Mortgage Association II
   4.50% - 7.00%, 4/20/22 -
   1/20/28                         7,152,832                7,209,007
U.S. Treasury Bonds, 6.13%,
   11/15/27                        8,600,000                9,909,178
U.S. Treasury Notes, 5.38% -
   5.63% 7/31/00 - 5/15/08        53,650,000               57,369,396
                                                          -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $205,742,125)                                    211,882,994
                                                          -----------


                                        PRINCIPAL
                                          AMOUNT            MARKET VALUE
CORPORATE BONDS - 11.63%
Capital One Bank, 7.15% -
   7.20%, 7/19/99 - 9/15/06       $4,750,000              $ 4,948,018
Ford Capital, 9.88%, 5/15/02       2,525,000                2,929,000
Lehman Brothers Holdings,
   8.50%, 5/01/07                  3,000,000                3,345,159
Lehman Brothers, Inc.,
   7.50%, 8/01/26                  3,500,000                3,635,943
ReliaStar Financial
   Corporation, 6.63%,
   9/15/03                         5,000,000                5,259,300
Salomon, Inc., 7.30%,
   5/15/02                         2,000,000                2,140,834
United Dominion Realty,
   7.07%, 11/15/06                 1,700,000                1,827,512
                                                          -----------
TOTAL CORPORATE BONDS
   (COST $23,143,699)                                      24,085,766
                                                          -----------
MISCELLANEOUS - 0.97%
CSC Holdings, Inc., 7.25%,
   7/15/08                         1,000,000                1,007,239
Playtex Family Production
   Corporation, 9.00%,
   12/15/03                        1,000,000                1,007,685
                                                          -----------
TOTAL MISCELLANEOUS
   (COST $2,024,403)                                        2,014,924
                                                          -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 14.75%
Chase Mortgage Finance
   Corporation, Series
   1993-L2 M, 7.00%,
   10/25/24                        2,958,977                3,113,602
Equifax Credit Corporation,
   Series 1998-2, 6.16%,
   4/15/08                         2,370,000                2,407,761
General Electric Capital
   Mortgage Services, Inc.,
   Series 1993-18 B1, 6.00%,
   2/25/09                         1,924,384                1,946,511
General Electric Capital
   Mortgage Services, Inc.,
   Series 1998-11, 6.50% -
   7.00%, 1/25/13 - 1/25/28        4,607,307                4,786,961
Key Auto Finance Trust,
   6.15%, 10/15/01                 1,500,000                1,513,112
NASCOR, Series 1996-2
   Class M, 7.00%, 9/25/11         1,751,689                1,855,812
Prudential Home, Series
   1995-5 B1, 7.25%,
   9/25/25 (a)                     1,453,140                1,515,504
Prudential Home, Series
   1995-5 M, 7.25%, 9/25/25        2,562,369                2,667,547
Prudential Home, Series
   1995-7 M, 7.00%,
   11/25/25                        2,813,484                2,959,016

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                         PRINCIPAL
                                           AMOUNT            MARKET VALUE
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CONTINUED)
Prudential Home, Series
   1996-4 M, 6.50%, 4/25/26        $5,172,223              $  5,342,964
Prudential Home, Series
   1996-8 M, 6.75%, 6/25/26         2,340,523                 2,448,236
                                                           ------------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $28,983,412)                                        30,557,026
                                                           ------------
RESIDUAL INTERESTS (A) - 4.13%
Capital Mortgage Funding I,
   Inc., 1998-1, 1/22/27               43,831                   689,073
General Mortgage Securities
   II, Inc., 1995-1, 1998,
   6/25/20                             14,918                   419,119
General Mortgage Securities
   II, Inc., 1995-4, 1998,
   6/25/23                              8,768                   397,338
General Mortgage Securities
   II, Inc., 1997-4, 1998,
   5/20/22                             11,724                   506,284
General Mortgage Securities
   II, Inc., 1997-5, 1998,
   7/20/23                             23,164                   735,034
National Mortgage Funding I,
   Inc., 1995-4, 1998, 3/20/21          7,182                   127,547
National Mortgage Funding I,
   Inc., 1997-6, 9/20/21               32,943                   640,712
National Mortgage Funding I,
   Inc., 1997-7, 7/20/22               35,133                   648,314
National Mortgage Funding I,
   Inc., 1997-9, 10/20/24              25,739                   632,940
National Mortgage Funding I,
   Inc., 1997-10, 10/20/24             34,246                   475,067
National Mortgage Funding I,
   Inc., 1998-1, 10/20/22              17,335                   440,254
National Mortgage Funding I,
   Inc., 1998-2, 10/20/23              19,397                   462,999
National Mortgage Funding I,
   Inc., 1998-3, 11/20/23              19,847                   469,598
National Mortgage Funding I,
   Inc., 1998-5, 11/25/22               7,274                   381,156
National Mortgage Funding I,
   Inc., 1998-8, 5/20/24               34,593                   498,670
National Mortgage Funding I,
   Inc., 1998-9, 11/20/22              28,893                   502,352
National Mortgage Funding I,
   Inc., 1998-10, 1/20/23              17,413                   540,932
                                                           ------------
TOTAL RESIDUAL INTERESTS
   (COST $9,933,404)                                          8,567,389
                                                           ------------
                                                            297,238,654
                                                           ------------


                                         PRINCIPAL
                                           AMOUNT            MARKET VALUE
SHORT-TERM INVESTMENT - 0.67%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%, due
   10/01/98, collateralized by
   $1,417,776 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $1,431,511
   (cost $1,399,604)               $1,399,604              $  1,399,604
                                   ----------              ------------
TOTAL INVESTMENTS
   (COST $290,164,191) -144.14%
                                                           $298,638,258
OTHER ASSETS LESS
   LIABILITIES - (44.14%)                                   (91,456,993)
                                                           ------------
NET ASSETS - 100.00%                                       $207,181,265
                                                           ============

INVESTMENT ABBREVIATIONS


ARM - Adjustable Rate Mortgage
MBS - Mortgage-Backed Security
REMIC - Real Estate Mortgage Investment Conduit
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $426,685,104 and $225,275,749, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $290,164,191. Net unrealized appreciation aggregated $8,474,067, of which $9,931,057, related to appreciated investment securities and $1,456,990, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                              $297,238,654
Repurchase agreements                                 1,399,604
                                                   ------------
  Total investments
     (cost $290,164,191)                            298,638,258
Collateral for securities
  loaned (Note 2)                                     1,605,500
Cash                                                    118,918
Receivables
  Fund shares sold                                    1,324,653
  Dividends and interest                              2,790,157
Other assets                                             35,189
                                                   ------------
     TOTAL ASSETS                                   304,512,675
                                                   ------------
LIABILITIES
Payables
  Securities loaned (Note 2)     $ 1,605,500
  Reverse repurchase
     agreement                    94,533,000
  Fund shares redeemed               101,673
  Dividends                          923,573
Accrued expenses and other
  liabilities                        167,664
                                 -----------
     TOTAL LIABILITIES                               97,331,410
                                                   ------------
NET ASSETS                                         $207,181,265
                                                   ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                       $213,925,048
  Accumulated distributions
     in excess of net
     investment income                                 (923,573)
  Accumulated net realized
     loss on investment
     transactions                                   (14,294,277)
  Net unrealized appreciation
     of investments                                   8,474,067
                                                   ------------
NET ASSETS                                         $207,181,265
                                                   ============
NET ASSET VALUE PER SHARE
Class A Shares                                     $      13.61
Class B Shares                                     $      13.61
Class Y Shares                                     $      13.69
OFFERING PRICE PER SHARE
Class A Shares                                     $      14.29(a)
Class B Shares                                     $      13.61
Class Y Shares                                     $      13.69
SHARES OUTSTANDING
Class A Shares                                        6,927,132
Class B Shares                                        8,297,359
Class Y Shares                                               80

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Interest (b) (Note 2)                                $ 11,610,166
EXPENSES
Management fee (Note 4)            $ 1,025,941
Distribution fee (Note 5)              467,042
Shareholder service fee
   (Note 5)                            427,474
Transfer agent fee                     212,090
Administration fee (Note 4)            174,343
Registration expenses                   84,362
Custodian and accounting fees           34,008
Shareholder reports and
   postage expenses                     24,577
Legal fees                               5,369
Directors' fees and expenses             4,244
Audit fees                               3,715
Miscellaneous                           16,925
                                   -----------
  Total expenses                                        2,480,090
Deduct
Waiver of management fee
  (Note 4)                                               (204,530)
                                                     ------------
NET INVESTMENT INCOME                                   9,334,606
                                                     ------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND
  INTEREST-RATE SWAP CONTRACTS
Net realized gain on
  investments and
  interest-rate swap contracts
  (Note 2)                             713,191
Change in unrealized
  appreciation on investments        6,558,180
                                   -----------
NET GAIN ON INVESTMENTS AND
  INTEREST-RATE SWAP CONTRACTS                          7,271,371
                                                     ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $ 16,605,977
                                                     ============

     (b) Net of interest expense of $1,961,350 ($921,496 related to interest-rate swaps and $1,039,854 related to borrowings).


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED         YEAR ENDED
                                                                            9/30/98            9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                  $   9,334,606      $   6,390,445
 Net realized gain on investments and interest-rate swap contracts            713,191            222,072
 Change in unrealized appreciation on investments                           6,558,180          2,224,113
                                                                        -------------      -------------
 Increase in net assets resulting from operations                          16,605,977          8,836,630
                                                                        -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                  (4,831,082)        (2,180,277)
  Class B                                                                  (5,431,749)        (4,210,168)
  Class Y                                                                         (51)                 -
 In excess of net investment income
  Class A                                                                           -           (150,441)
  Class B                                                                           -           (212,242)
                                                                        -------------      -------------
  Total distributions to shareholders                                     (10,262,882)        (6,753,128)
                                                                        -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                             106,644,051         63,942,122
 Reinvested distributions                                                   6,677,759          4,044,282
 Shares redeemed                                                          (40,705,601)       (21,179,174)
                                                                        -------------      -------------
 Change in net assets resulting from capital share transactions            72,616,209         46,807,230
                                                                        -------------      -------------
 Increase in net assets                                                    78,959,304         48,890,732
Net Assets
 Beginning of year                                                        128,221,961         79,331,229
                                                                        -------------      -------------
 End of year (including accumulated distributions in excess of net
  investment income of ($923,573) and ($390,590), respectively)         $ 207,181,265      $ 128,221,961
                                                                        =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                          9/30/98      9/30/97      9/30/96      9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $  13.18     $  12.91     $  13.29     $  12.75     $  14.04
                                                         --------     --------     --------     --------     --------
Income from investment operations
 Net investment income                                       0.79         0.97         0.89         0.84         0.84
 Net realized and unrealized gain (loss) on
  investments                                                0.47         0.26        (0.37)        0.61        (1.30)
                                                         --------     --------     --------     --------     --------
 Total from investment operations                            1.26         1.23         0.52         1.45        (0.46)
                                                         --------     --------     --------     --------     --------
Less distributions
 From net investment income                                 (0.83)       (0.96)       (0.90)       (0.91)       (0.83)
                                                         --------     --------     --------     --------     --------
Net asset value, end of year                             $  13.61     $  13.18     $  12.91     $  13.29     $  12.75
                                                         ========     ========     ========     ========     ========
TOTAL RETURN*                                                9.95%        9.86%        4.09%       11.82%      (3.39%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 94,279     $ 53,176     $ 21,092     $ 24,472     $ 30,142
Ratio of expenses to average net assets                      1.05%        1.05%        1.05%        1.32%        1.38%
Ratio of expenses to average net assets excluding
 waiver                                                      1.18%        1.18%        1.31%        1.36%        1.39%
Ratio of net investment income to average net assets         5.73%        7.01%        6.84%        6.73%        6.33%
Portfolio turnover rate                                       114%         100%         254%         368%         455%

* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                         YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                          9/30/98       9/30/97      9/30/96      9/30/95      9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $  13.18      $ 12.93     $  13.31     $  12.76     $  14.06
                                                         --------      --------     --------     --------     --------
Income from investment operations
 Net investment income                                       0.72         0.86         0.84         0.79         0.82
 Net realized and unrealized gain (loss) on
  investments                                                0.48         0.30        (0.38)        0.61        (1.37)
                                                         --------      --------     --------     --------     --------
 Total from investment operations                            1.20         1.16         0.46         1.40        (0.55)
                                                         --------      --------     --------     --------     --------
Less distributions
 From net investment income                                 (0.77)       (0.91)       (0.84)       (0.85)       (0.75)
                                                         ---------     --------     --------     --------     --------
Net asset value, end of year                             $  13.61      $ 13.18     $  12.93     $  13.31     $  12.76
                                                         =========     ========     ========     ========     ========
TOTAL RETURN*                                                9.46%        9.29%        3.57%       11.33%       (3.97%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 112,901     $75,046     $ 58,239     $ 62,155     $ 77,888
Ratio of expenses to average net assets                      1.55%        1.55%        1.55%        1.74%        1.88%
Ratio of expenses to average net assets excluding
 waiver                                                      1.67%        1.68%        1.81%        1.79%        1.90%
Ratio of net investment income to average net assets         5.22%        6.51%        6.36%        6.24%        6.21%
Portfolio turnover rate                                       114%         100%         254%         368%         455%

CLASS Y SHARES

                                                              PERIOD ENDED
                                                              9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    13.20
                                                             ----------
Income from investment operations
 Net investment income                                             0.78
 Net realized and unrealized gain on investments                   0.39
                                                             ----------
 Total from investment operations                                  1.17
                                                             ----------
Less distributions
 From net investment income                                       (0.68)
                                                             ----------
Net asset value, end of period                               $    13.69
                                                             ==========
TOTAL RETURN*                                                      8.94%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $        1
Ratio of expenses to average net assets                            0.80% (a)
Ratio of expenses to average net assets exluding waiver            0.93% (a)
Ratio of net investment income to average net assets               7.09% (a)
Portfolio turnover rate                                             114%

(a) Annualized.
(b) for the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                        PRINCIPAL
                                         AMOUNT             MARKET VALUE
ASSET-BACKED SECURITIES - 12.18%
Advanta Home Equity Loan,
   6.15%, 10/25/09               $  766,206               $   780,265
Advanta Mortgage Loan
   Trust 1993-3 A3, 4.75% -
   5.55%, 2/25/10 - 3/25/10         948,868                   947,007
AFC Home Equity Loan
   Trust, 6.60%, 2/25/27          1,499,955                 1,514,193
AFG Receivables Trust,
   6.20% - 7.05%, 9/15/00 -
   2/15/03 (a)                    3,098,596                 3,116,978
CS First Boston 1996-2,
   6.32% - 7.18%, 2/25/18         5,428,834                 5,722,852
Equifax Credit Corporation
   1994-1B, 5.75%, 3/15/09          478,313                   479,995
Fifth Third Auto Grantor
   Trust, 6.20%, 9/15/01            351,859                   353,648
Old Stone Credit
   Corporation, 6.20%,
   6/15/08                          274,327                   277,455
Olympic Automobiles
   Receivables Trust, 6.85% -
   7.35%, 6/15/01 - 10/15/01      1,431,929                 1,440,041
Union Acceptance
   Corporation, 6.45% -
   6.70%, 6/08/03 - 5/10/04       3,211,430                 3,274,164
                                                          -----------
TOTAL ASSET-BACKED SECURITIES
   (COST $17,569,230)                                      17,906,598
                                                          -----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 74.00%
Federal National Mortgage
   Association
   6.00%, 5/01/13, ARM           13,278,924                13,415,870
 10.00%, 6/01/05, MBS               188,066                   197,098
Government National
   Mortgage Association
   7.00%, 12/15/08                1,123,686                 1,169,061
 6.50%, 3/15/28                   2,940,243                 3,003,643
 7.00%, 8/15/28                   9,991,943                10,304,191
Government National
   Mortgage Association II
   4.50%, 10/20/27 - 1/20/28      6,599,445                 6,581,813


                                        PRINCIPAL
                                         AMOUNT             MARKET VALUE
U.S. GOVERNMENT SECURITIES
   AND AGENCIES (CONTINUED)
Government National
   Mortgage Association II
   7.00%, 7/20/22 - 9/20/23      $9,244,030               $ 9,411,333
U.S. Treasury Notes,
   5.38% - 6.63%, 7/31/00 -
   5/15/08                       61,950,000                64,731,078
                                                          -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $107,576,668)                                    108,814,087
                                                          -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 3.68%
Equifax Credit Corporation,
   6.16%, 4/15/08                 1,362,750                 1,384,463
Key Auto Finance Trust,
   6.15%, 10/15/01                4,000,000                 4,034,964
                                                          -----------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $5,359,496)                                        5,419,427
                                                          -----------
CORPORATE BONDS - 16.63%
Association Corporation NA,
   7.88%, 9/30/01                 1,000,000                 1,077,892
Capital One Bank, 7.15% -
   7.20%, 7/19/99 - 9/15/06       2,500,000                 2,577,034
Dayton Hudson Company,
   6.63%, 3/01/03                 2,000,000                 2,121,698
Ford Capital, 9.88%,
   5/15/02                        2,525,000                 2,929,000
General Motors Acceptance
   Corporation, 5.63% -
   6.88%, 2/01/99 - 7/15/01       2,750,000                 2,854,932
Lehman Brothers, 6.20% -
   6.63%, 11/15/00 - 1/15/02      3,750,000                 3,799,689
Playtex Family Production
   Corporation, 9.00%,
   12/15/03                       1,000,000                 1,007,685
Salomon Incorporated,
   5.50% - 7.30%, 1/15/99 -
   5/15/02                        3,750,000                 3,935,117
The Money Store, 6.28%,
   12/15/22                       4,000,000                 4,143,804
                                                          -----------
TOTAL CORPORATE BONDS
   (COST $23,808,616)                                      24,446,851
                                                          -----------

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                              PRINCIPAL
                                               AMOUNT        MARKET VALUE
RESIDUAL INTERESTS (A) - 1.57%
General Mortgage Securities
   II, Inc., 1997-4, 1998,
      5/20/22                               $   3,908      $    167,785
National Mortgage Funding,
   Inc., 1998-7, 7/20/23                       49,685           674,478
National Mortgage Funding,
   Inc., 1998-6, 1/20/23                       53,627           706,457
National Mortgage Funding,
   Inc., 1998-8, 5/20/24                       23,062           332,447
National Mortgage Funding,
   Inc., 1997-9, 11/20/24                      17,159           421,960
                                                           ------------
TOTAL RESIDUAL INTERESTS
   (COST $2,666,160)                                          2,303,127
                                                           ------------
SHORT-TERM INVESTMENTS - 2.88%
VARIABLE RATE DEMAND NOTE
Hilander Finance, LLC,
   5.70%, 12/01/25                          1,850,000         1,850,000
                                                           ------------
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 9/30/98, 5.60%,
   due 10/01/98,
   collateralized by
   $2,422,945 Federal
   National Mortgage
   Association, 6.00%,
   8/01/13, market value
   $2,446,418                               2,391,457         2,391,457
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
   (COST $4,241,457)                                          4,241,457
                                                           ------------
TOTAL INVESTMENTS (COST
   $161,221,627)-110.94%                                    163,131,547
OTHER ASSETS LESS LIABILITIES - (10.94%)                    (16,087,108)
                                                           ------------
NET ASSETS - 100.00%                                       $147,044,439
                                                           ============


INVESTMENT ABBREVIATIONS


ARM - Adjustable Rate Mortgage
MBS - Mortgage Backed Securities
 (a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $296,888,520 and $175,441,302, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $161,223,032. Net unrealized appreciation aggregated $1,908,515 of which $2,467,650, related to appreciated investment securities and $559,135, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (Note 2)
Investment securities                                      $160,740,090
Repurchase agreements                                         2,391,457
                                                           ------------
  Total investments (cost
     $161,221,627)                                          163,131,547
Receivables
  Fund shares sold                                            4,126,138
  Dividends and interest                                      1,260,809
Deferred expenses (Note 2)                                       25,241
                                                           ------------
     TOTAL ASSETS                                           168,543,735
                                                           ------------
LIABILITIES
Payables
  Reverse repurchase
     agreement                         $ 18,555,000
  Fund shares redeemed                    2,139,010
  Dividends                                 544,779
Accrued expenses and other
  liabilities                               260,507
                                       ------------
     TOTAL LIABILITIES                                       21,499,296
                                                           ------------
NET ASSETS                                                 $147,044,439
                                                           ============
Net Assets represented by:
  (Note 2)
  Additional paid-in capital                               $145,502,924
  Accumulated distributions in
     excess of net investment
     income                                                    (512,293)
  Accumulated net realized
     gain on investment
     transactions                                               143,888
  Net unrealized appreciation
     of investments and
     interest-rate swap contracts                             1,909,920
                                                           ------------
NET ASSETS                                                 $147,044,439
                                                           ============
NET ASSET VALUE PER SHARE
Class A Shares                                             $      12.74
Class B Shares                                             $      12.75
Class Y Shares                                             $      12.79
OFFERING PRICE PER SHARE
Class A Shares                                             $      12.87(a)
Class B Shares                                             $      12.75
Class Y Shares                                             $      12.79
SHARES OUTSTANDING
Class A Shares                                                7,313,315
Class B Shares                                                4,228,466
Class Y Shares                                                       83

(a) Computation of offering price: 100/99 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Interest (b) (Note 2)                                   $ 6,170,420
EXPENSES
Management fee (Note 4)                 $ 504,097
Shareholder service fee (Note 5)          252,047
Transfer agent fee                        148,709
Distribution fee (Note 5)                 133,476
Administration fee (Note 4)               101,237
Registration expenses                      74,882
Custodian and accounting fees              26,595
Shareholder reports and postage
   expenses                                14,335
Miscellaneous                              12,548
Organizational expenses                     7,337
Legal fees                                  3,980
Directors' fees and expenses                3,147
Audit fees                                  2,754
                                        ---------
  Total expenses                                          1,285,144
Deduct
Waiver of administration fee
  (Note 4)                                                 (101,237)
Waiver of management fee
  (Note 4)                                                 (180,523)
                                                        -----------
NET INVESTMENT INCOME                                     5,167,036
                                                        -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND INTEREST-RATE
  SWAP CONTRACTS
Net realized gain on investments
  and interest-rate swap contracts
  (Note 2)                                325,954
Change in unrealized appreciation
  on investments                        1,608,387
                                        ---------
NET GAIN ON INVESTMENTS                                   1,934,341
                                                        -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $ 7,101,377
                                                        ===========

     (b) Net of interest expenses of $588,099 ($283,529 related to interest-rate swaps and $304,570 related to borrowings).


SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED         YEAR ENDED
                                                                            9/30/98            9/30/97
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                  $   5,167,036      $   2,155,953
 Net realized gain on investments                                             325,954              7,748
 Change in unrealized appreciation on investments                           1,608,387            386,023
                                                                        -------------      -------------
 Increase in net assets resulting from operations                           7,101,377          2,549,724
                                                                        -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                  (3,203,099)          (763,890)
  Class B                                                                  (2,394,223)        (1,415,914)
  Class Y                                                                         (49)                --
                                                                        -------------      -------------
  Total distributions to shareholders                                      (5,597,371)        (2,179,804)
                                                                        -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                             169,053,248         39,889,219
 Reinvested distributions                                                   4,352,285          1,755,339
 Shares redeemed                                                          (82,572,822)       (19,273,346)
                                                                        -------------      -------------
 Change in net assets resulting from capital share transactions            90,832,711         22,371,212
                                                                        -------------      -------------
 Increase in net assets                                                    92,336,717         22,741,132
Net Assets
 Beginning of year                                                         54,707,722         31,966,590
                                                                        -------------      -------------
 End of year (including accumulated distributions in excess of
  net investment income of ($512,293) and ($95,798), respectively)      $ 147,044,439      $  54,707,722
                                                                        =============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES


                                                                 YEAR           YEAR           YEAR              PERIOD
                                                                 ENDED          ENDED          ENDED             ENDED
                                                                9/30/98        9/30/97        9/30/96         9/30/95 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  12.62       $  12.50      $  12.68         $    12.74
                                                               --------       --------      --------         ----------
Income from investment operations
 Net investment income                                             0.70           0.77          0.82               0.22
 Net realized and unrealized gain (loss) on investments            0.15           0.12         (0.23)             (0.03)
                                                               --------       --------      ---------        ----------
 Total from investment operations                                  0.85           0.89          0.59               0.19
                                                               --------       --------      ---------        ----------
Less distributions
 From net investment income                                       (0.73)         (0.77)        (0.77)             (0.25)
                                                               --------       --------      ---------        ----------
Net asset value, end of period                                 $  12.74       $  12.62      $  12.50         $    12.68
                                                               ========       ========      =========        ==========
TOTAL RETURN*                                                      6.98%          7.33%         4.80%              1.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $ 93,135       $ 27,619      $  7,450         $    1,002
Ratio of expenses to average net assets                            0.86%          0.86%         0.86%              0.71% (a)
Ratio of expenses to average net assets excluding waiver           1.14%          1.12%         1.26%              1.00% (a)
Ratio of net investment income to average net assets               5.24%          6.00%         5.90%              4.10% (a)
Portfolio turnover rate                                             171%            75%          411%               126%

(a) Annualized.
(c) For the period from June 16, 1995 (initial offering of Class A Shares) to September 30, 1995.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES


                                                           YEAR         YEAR         YEAR
                                                           ENDED        ENDED        ENDED
                                                          9/30/98      9/30/97      9/30/96
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  12.62     $  12.50     $  12.67
                                                        --------     --------     --------
Income from investment operations
 Net investment income                                      0.66         0.73         0.73
 Net realized and unrealized gain (loss) on
  investments                                               0.16         0.12        (0.17)
                                                        --------     --------     ---------
 Total from investment operations                           0.82         0.85         0.56
                                                        --------     --------     ---------
Less distributions
 From net investment income                               (0.69)        (0.73)       (0.73)
                                                        ---------    ---------    ---------
Net asset value, end of period                          $  12.75     $  12.62     $  12.50
                                                        =========    =========    =========
TOTAL RETURN*                                               6.68%        6.96%        4.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $ 53,908    $  27,089    $  24,517
Ratio of expenses to average net assets                     1.16%        1.16%        1.16%
Ratio of expenses to average net assets excluding
 waiver                                                     1.44%        1.42%        1.56%
Ratio of net investment income to average net assets        4.94%        5.70%        5.60%
Portfolio turnover rate                                      171%          75%         411%



                                                              PERIOD              PERIOD
                                                              ENDED               ENDED
                                                           9/30/95 (d)         12/31/94 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $     12.18         $     12.50
                                                          -----------         -----------
Income from investment operations
 Net investment income                                           0.59                0.41
 Net realized and unrealized gain (loss) on
  investments                                                    0.52               (0.29)
                                                          -----------         -----------
 Total from investment operations                                1.11                0.12
                                                          -----------         -----------
Less distributions
 From net investment income                                     (0.62)              (0.44)
                                                          -----------         -----------
Net asset value, end of period                            $     12.67         $     12.18
                                                          ===========         ===========
TOTAL RETURN*                                                    9.22%               0.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $    19,871         $    17,144
Ratio of expenses to average net assets                          1.20% (a)           1.29% (a)
Ratio of expenses to average net assets excluding
 waiver                                                          1.70%(a)            1.29% (a)
Ratio of net investment income to average net assets             5.04%(a)            4.90% (a)
Portfolio turnover rate                                           126%                166%


CLASS Y SHARES

                                                                  PERIOD
                                                                  ENDED
                                                               9/30/98 (f)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $    12.57
                                                              ----------
Income from investment operations
 Net investment income                                              0.67
 Net realized and unrealized gain on investments                    0.16
                                                              ----------
 Total from investment operations                                   0.83
                                                              ----------
Less distributions
 From net investment income                                      (  0.61)
                                                              ----------
Net asset value, end of period                                $    12.79
                                                              ==========
TOTAL RETURN*                                                       6.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $        1
Ratio of expenses to average net assets                             0.61% (a)
Ratio of expenses to average net assets excluding waiver            0.87% (a)
Ratio of net investment income to average net assets                6.10% (a)
Portfolio turnover rate                                              171%

(a) Annualized.
(d) For the period from January 1, 1995 to September 30, 1995.
(e) For the period from April 29, 1994 (commencement of operations) to December 31, 1994.
(f) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE HIGH INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

The Mentor High Income Portfolio was launched in June 1998. This commentary, therefore, marks the first opportunity for the managers of the Portfolio to provide their market perspective to shareholders. The third quarter of 1998, in addition to marking the first full quarter of performance for the fund, also was a period of unusual volatility for high-yield markets.



ECONOMIC FACTORS
After years of steady economic growth and fairly consistent stock market appreciation, equity markets tumbled in the final weeks of the summer in response to a downward spiral in global economies. Earlier in the year, the U.S. economy was expanding at a robust pace, with gross domestic product (GDP) growth measuring 5.4% in the first quarter alone. Despite the generally solid pace of economic activity, inflation remained benign. Falling commodity prices and a strong dollar were helping to offset the inflationary implications of a tight labor market and active consumer spending.


By the third quarter of 1998, U.S. financial markets were coming under increasing stress as repercussions from the Asian crisis spread to other areas of the globe. During this period, Russia abandoned its currency peg versus the dollar and defaulted on its sovereign debt. Other markets, particularly Latin America, came under increasing pressure as market participants attempted to avoid additional international risks.


International developments finally began to meaningfully impact domestic markets early in the third quarter. Starting with the Russian devaluation, highly leveraged hedge funds began to incur substantial losses. Many hedge fund participants had levered portfolios for greater returns, so the unwinding of those positions drove yield spreads wider. A flight to quality drove long-term Treasury yields down to levels not seen in 30 years.


In response to these deteriorating conditions the Federal Reserve reduced its target Fed Funds rate by 25 basis points to 5.25%. Market participants had anticipated greater credit easing and the third quarter closed amid unusually high volatility.



CORPORATE HIGH-YIELD FACTORS
During the third quarter, 10-year Treasury yields declined by 108 basis points, to a 4.40% yield. This strength in Treasuries, however, was not shared by other fixed-income sectors. In fact, the investment landscape for all spread products changed dramatically in the third quarter of 1998. A major flight-to-quality dramatically expanded risk premiums for non-Treasury securities. The degree of this shift is demonstrated by the 1281 basis point (12.81%) underperformance of the Merrill Lynch High Yield Master Index versus 10-year Treasuries during the July-September time period. High-yield spreads widened from 350 to 575 basis points over comparable maturity Treasuries. The spread on the Chase Securities High Yield Index expanded to 666 basis points, its highest level since January of 1992.


Asset performance for the third quarter was closely tied to credit quality. As risk exposure increased, returns decreased dramatically. While the 10-year Treasury returned 9.22% for the July through September time period, the Chase High Yield Index lost 5.79%, the S&P 500 posted a loss of 9.95%, and the EMBI (Emerging Markets Brady Index) lost 11.57%.


New issuance of high-yield securities has declined markedly in these deteriorating conditions. In the

MENTOR HIGH INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE HIGH INCOME MANAGEMENT TEAM
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

quarter ended September 30, total issuance was at $20.4 billion, compared with $56.3 billion raised in the second quarter of this year, and $37.4 billion in the third quarter of 1997. Outflows of $1.9 billion from high-yield mutual funds in August reversed somewhat in September, with overall cash inflows of $259 million into high-yield funds.



MANAGEMENT STRATEGY
We invested initial proceeds into a broadly diversified cross-section of the high-yield universe, with 77% of holdings rated B, 13.4% rated BB, and 1.1% rated BBB. At the end of September, the Portfolio still held 15.7% of its assets in cash, as full investment with deteriorating market conditions was imprudent. The greatest industry concentration lies in the telecommunications area, with a 19% exposure.



OUTLOOK
Spreads have widened in high-yield markets due to heavy new issuance and fears of default. Default fears, however, seem premature given Moody's recently reported trailing 12-month default rate of 2.62%, down slightly from 2.69% in August. That number can be expected to increase during the fourth quarter, however, since four high-yield issuers have already defaulted during the month of October.


Given the market's current unsettled state in the wake of August's dramatic sell-off, we expect spreads to remain at these wide levels through the end of the year. The equity market's recent volatility makes it unlikely that spreads will narrow meaningfully until the level of next year's economic growth becomes clearer.


November 1998

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor High Income Portfolio Class A and Class B Shares and the Merrill Lynch High Yield Master II Bond Index.~

                                    [GRAPH]
                         A Shares           B Shares       Merrill Lynch
                                                            High Yield
                                                            Master II
                                                            Bond Index
6/23/98                  9525               10000             10000
7/31/98                  9614               10081             10349
8/31/98                  8904                9332             10586
9/30/98                  8882                9305             10567

                      Average Annual Returns as of 9/30/98
                            Including Sales Charges

                              1-Year        Since Inception+++
Class A                         n/a            (11.19%)
Class B                         n/a             (7.86%)


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  ~ The Merrill Lynch High Yield Master II Bond Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default.
  + Represents a hypothetical investment of $10,000 in Mentor High Income
     Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor High Income
     Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor High Income Portfolio Class A and Class B
      Shares from the date of commencement of operations on 6/23/98 through 9/30/98.

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SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
CORPORATE BONDS - 79.65%
CONSUMER DISTRIBUTION - 7.13%
Aurora Foods, Inc. Senior
   Subordinated Notes,
   Series D, 9.88%, 2/15/07     $ 1,000,000   $  1,075,000
Big 5 Corporation Senior
   Notes, Series B, 10.88%,
   11/15/07                       1,000,000        955,000
CHS Electronics, Inc. Senior
   Notes, 9.88%, 4/15/05          1,000,000        925,000
Del Monte Foods Company
   Senior Discount Notes,
   12.50%, 12/15/07 (a)           1,500,000        870,000
Disco S.A. Notes, 9.88%,
   5/15/08 (a)                    1,000,000        675,000
Musicland Group, Inc. Senior
   Subordinated Notes-B,
   9.88%, 3/15/08                 1,500,000      1,432,500
Pantry, Inc. Senior Notes,
   12.50%, 11/15/00               1,148,000      1,202,530
Pantry, Inc. Senior
   Subordinated Notes,
   10.25%, 10/15/07               1,000,000        980,000
                                              ------------
                                                 8,115,030
                                              ------------
CONSUMER DURABLES - 9.48%
Aetna Industries, Inc. Senior
   Notes, 11.88%, 10/01/06        1,500,000      1,530,000
Cluett American Corporation
   Senior Subordinated Notes,
   10.13%, 5/15/08 (a)            1,000,000        920,000
Consoltex Group Senior
   Notes, 11.00%, 10/01/03          200,000        208,000
Decora Industries, Inc.
   Secured Notes, 11.00%,
   5/01/05 (a)                    1,000,000        907,500
Derby Cycle Corporation
   Senior Notes, 10.00%,
   5/15/08 (a)                    1,000,000        930,000
Galey & Lord, Inc. Senior
   Subordinated Notes,
   9.13%, 3/01/08                 1,500,000      1,316,250
MCII Holdings Senior
   Secured Discount Notes,
   15.00%, 11/15/02               1,000,000        825,000
Outsourcing Services Group
   Senior Subordinated Notes,
   10.88%, 3/01/06 (a)            1,150,000      1,092,500
Oxford Automotive, Inc.,
   10.13%, 6/15/07                1,000,000        965,000
Talon Automotive Group
   Senior Subordinated Notes,
   9.63%, 5/01/08 (a)             1,000,000        935,000


                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER DURABLES (CONTINUED)
Venture Holdings Trust
   Senior Notes-B, 9.50%,
   7/01/05                      $ 1,175,000   $  1,151,500
                                              ------------
                                                10,780,750
                                              ------------
CONSUMER SERVICES - 14.23%
Americredit Corporation,
   9.25%, 2/01/04 (a)             1,000,000        965,000
Argosy Gaming Company,
   13.25%, 6/01/04 (a)            1,500,000      1,597,500
Booth Creek Ski Holdings
   Senior Notes-B, 12.50%,
   3/15/07                        1,000,000        985,000
Capstar Broadcasting Senior
   Discount Notes, 12.75%,
   2/01/09 (a)                    1,000,000        755,000
Carrols Corporation Senior
   Notes, 11.50%, 8/15/03         1,000,000      1,045,000
Diamond Cable
   Communications Senior
   Discount Notes, 11.75%,
   12/15/05                       1,500,000      1,207,500
Globo Communicacoes
   Senior Notes, 10.63%,
   12/05/08 (a)                   1,000,000        520,000
Grupo Televisa S.A. Senior
   Discount Notes-Euro,
   13.25%, 5/15/08                1,000,000        695,000
Hollywood Casino
   Corporation Senior Notes,
   12.75%, 11/01/03               1,000,000      1,045,000
Interep National Radio Sales,
   10.00%, 7/01/08 (a)            1,000,000        980,000
Isles of Capri Casinos,
   12.50%, 8/01/03                1,000,000      1,085,000
La Petite Academy LPA
   Holdings-B, 10.00%,
   5/15/08                        1,250,000      1,212,500
Majestic Star Casino, LLC,
   12.75%, 5/15/03                1,500,000      1,556,250
Northland Cable Television
   Senior Subordinated Notes,
   10.25%, 11/15/07               1,000,000      1,060,000
Silver Cinemas, Inc. Senior
   Subordinated Notes,
   10.50%, 4/15/05 (a)            1,000,000        955,000
Young American Corporation
   Senior Subordinated Notes,
   11.63%, 2/15/06 (a)            1,000,000        530,000
                                              ------------
                                                16,193,750
                                              ------------

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PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
ENERGY - 8.14%
Abraxas Petroleum Senior
   Notes, Series D, 11.50%,
   11/01/04                      $ 1,000,000   $    780,000
Dawson Production Services,
   Inc. Senior Notes, 9.38%,
   2/01/07                         1,000,000      1,002,500
Gothic Production
   Corporation, 11.13%,
   5/01/05                         1,000,000        760,000
Houston Exploration
   Company Senior
   Subordinated Notes-B,
   8.63%, 1/01/08                  1,000,000        960,000
Hurricane Hydrocarbons
   Senior Notes, 11.75%,
   11/01/04 (a)                    1,000,000        560,000
Moll Industries Senior
   Subordinated Notes,
   10.50%, 7/01/08 (a)             1,100,000      1,023,000
Ocean Energy, Inc. Senior
   Subordinated Notes-B,
   8.88%, 7/15/07                  1,000,000      1,010,000
Tesoro Petroleum
   Corporation Senior
   Subordinated Notes,
   9.00%, 7/01/08 (a)              1,000,000        967,500
Universal Compression, Inc.
   Senior Discount Notes,
   9.88%, 2/15/08 (a)              2,000,000      1,190,000
Vintage Petroleum Senior
   Subordinated Notes,
   8.63%, 2/01/09                  1,000,000      1,010,000
                                               ------------
                                                  9,263,000
                                               ------------
HEALTH CARE - 0.97%
Mariner Post-Acute Network
   Senior Subordinated Notes,
   10.50%, 11/01/07                1,500,000        832,500
Vencor, Inc. Senior
   Subordinated Notes,
   9.88%, 5/01/05 (a)                350,000        276,500
                                               ------------
                                                  1,109,000
                                               ------------
PRODUCER MANUFACTURING - 8.22%
Anthony Crane Rentals,
   10.38%, 8/01/08 (a)             1,000,000        940,000
Compass Aerospace
   Corporation, 10.13%,
   4/15/05 (a)                     1,000,000        985,000
Del Webb Corporation Senior
   Subordinated Debentures,
   9.38%, 5/01/09                    750,000        720,000
Dine S.A. de C.V., 8.75%,
   10/15/07 (a)                    1,000,000        720,000


                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
PRODUCER MANUFACTURING (CONTINUED)
Hydrochemical Industrial
   Service Senior Subordinated
   Notes-B, 10.38%, 8/01/07      $ 1,000,000   $    940,000
Kevco, Inc. Senior
   Subordinated Notes,
   10.38%, 12/01/07                1,000,000        955,000
Outboard Marine
   Corporation, 10.75%,
   6/01/08 (a)                     1,000,000        945,000
Schuler Homes Senior Notes,
   9.00%, 4/15/08 (a)                750,000        701,250
Tekni-Plex, Inc. Senior
   Subordinated Notes-B,
   11.25%, 4/01/07                   500,000        522,500
Terex Corporation Senior
   Subordinated Notes,
   8.88%, 4/01/08 (a)              1,000,000        932,500
W. R. Carpenter North
   America Senior
   Subordinated Notes,
   10.63%, 6/15/07                 1,000,000        985,000
                                               ------------
                                                  9,346,250
                                               ------------
RAW MATERIALS/PRODUCTS INDUSTRIES - 4.28%
Acetex Corporation Senior
   Notes, 9.75%, 10/01/03            900,000        859,500
Anchor Lamina, Inc. Senior
   Subordinated Notes,
   9.88%, 2/01/08                    800,000        656,000
GS Technologies Operation,
   Inc. Senior Notes, 12.25%,
   10/01/05                          875,000        748,125
Hylsa S.A. de C.V. Bonds,
   9.25%, 9/15/07 (a)              1,000,000        685,000
Pioneer Americas Acquisition
   Senior Notes, 9.25%,
   6/15/07                         1,500,000      1,230,000
Vicap S.A.Guaranteed Notes,
   11.38%, 5/15/07 (a)             1,000,000        685,000
                                               ------------
                                                  4,863,625
                                               ------------
TECHNOLOGY - 3.10%
Advanced Micro Devices
   Senior Notes, 11.00%,
   8/01/03                         2,000,000      2,030,000
DecisionOne Holdings
   Discount Notes, 11.50%,
   8/01/08                         1,500,000        562,500
Dictaphone Corporation
   Senior Subordinated Notes,
   11.75%, 8/01/05                 1,000,000        930,000
                                               ------------
                                                  3,522,500
                                               ------------

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PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------




                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
TRANSPORTATION - 4.02%
Atlas Air, Inc. Senior Notes,
   10.75%, 8/01/05               $ 1,000,000   $   985,000
American Communication
   Lines, LLC Bonds, 10.25%,
   6/30/08 (a)                     1,000,000       990,000
Cenargo International
   PLC-1st Mortgage, 9.75%,
   6/15/08 (a)                     1,000,000       820,000
Greyhound Lines Senior
   Notes, 11.50%, 4/15/07          1,250,000     1,337,500
Pegasus Shipping Hellas
   Notes-A, 11.88%, 11/15/04         500,000       435,000
                                               -----------
                                                 4,567,500
                                               -----------
UTILITIES - 20.08%
American Cellular
   Corporation Senior Notes,
   10.50%, 5/15/08 (a)               500,000       487,500
Cathay International Limited
   Senior Notes, 13.00%,
   4/15/08 (a)                     1,000,000       600,000
CIA Transporte Energia
   Notes, 9.25%, 4/01/08 (a)       1,000,000       760,000
Clearnet Communications
   Senior Discount Notes,
   14.75%, 12/15/05                1,500,000     1,248,750
Comcast Cellular Holdings
   Senior Notes, 9.50%,
   5/01/07                         1,000,000     1,030,000
Crown Castle International
   Corporation Senior
   Discount Notes, 10.63%,
   11/15/07                          750,000       453,750
e.spire Communications, Inc.
   Senior Discount Notes,
   12.75% - 13.75%,
   4/01/06 - 7/15/07               1,050,000       985,000
Esprit Telecommunications
   Group PLC Senior Notes,
   11.50%, 10.88% - 11.50%,
   12/15/07 - 6/15/08 (a)          1,000,000       922,500
ICG Holdings, Inc. Discount
   Notes, 11.63% - 13.50%,
   9/15/05 - 3/15/07               1,500,000     1,103,750
Intermedia Communications
   Senior Discount Notes,
   8.60%, 6/01/08                    525,000       527,625
Intermedia Communications
   of Florida, 12.50%,
   5/15/06                           600,000       492,000
McLeodusa, Inc. Senior
   Discount Notes, 10.50%,
   3/01/07                         1,250,000       912,500


                                   PRINCIPAL
                                    AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
UTILITIES (CONTINUED)
MetroNet Communications
   Senior Discount Notes,
   9.95%, 6/15/08 (a)            $ 1,500,000   $   832,500
Microcell Telecommuni-
   cations Senior Discount
   Notes-B, 14.00%, 6/01/06        1,000,000       715,000
Millicom International
   Cellular Senior Discount
   Notes, 13.50%, 6/01/06          1,250,000       793,750
MJD Communications, Inc.,
   9.50%, 5/01/08 (a)                750,000       753,750
Netia Holdings Senior
   Discount Notes-B, 11.25%,
   11/01/07                        1,500,000       660,000
Optel Inc. Senior Notes,
   11.50%, 7/01/08 (a)               500,000       470,000
Pinnacle Holdings, Inc. Senior
   Discount Notes, 10.00%,
   3/15/08 (a)                       750,000       401,250
Price Communications
   Wireless, Inc. Senior
   Subordinated Notes,
   11.75%, 7/15/07                 1,000,000     1,035,000
Primus Telecommunications
   Group Strips, 11.75%,
   8/01/04                         1,000,000       945,000
PSINet, Inc. Senior Notes,
   Series B, 10.00%, 2/15/05       1,000,000     1,005,000
Rogers Cantel,
   Inc.Debentures, 9.38%,
   6/01/08                         1,000,000     1,020,000
Satelites Mexicanos Senior
   Notes, 10.13%,
   11/01/04 (a)                    1,000,000       685,000
SBA Communications
   Corporation Senior
   Discount Notes, 12.00%,
   3/01/08 (a)                     1,000,000       520,000

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PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------


                                   SHARES OR
                                   PRINCIPAL
                                     AMOUNT      MARKET VALUE
CORPORATE BONDS (CONTINUED)
UTILITIES (CONTINUED)
Spectrasite Holdings, Inc.
   Senior Discount Notes,
   12.00%, 7/15/08 (a)           $1,000,000    $    480,000
Sprint Spectrum Senior Notes,
   11.00%, 8/15/06                1,000,000       1,140,000
Startec Global
   Communications Units,
   12.00%, 5/15/08 (a)            1,000,000         870,000
Verio, Inc. Senior Notes,
   10.38%, 4/01/05 (a)            1,000,000         995,000
                                               ------------
                                                 22,844,625
                                               ------------
TOTAL CORPORATE BONDS
   (COST $99,855,713)                            90,606,030
                                               ------------
FOREIGN GOVERNMENT - 0.75%
Republic of Korea Bond,
   8.88%, 4/15/08 (cost
   $938,803)                      1,000,000         855,000
                                               ------------
PREFERRED STOCK - 0.80%
Rural Cellular Corporation
   (cost $900,000)                   10,000         910,000
                                               ------------
                                                 92,371,030
                                               ------------
SHORT TERM
   INVESTMENT - 14.24%
U.S. Government Agency
   Federal Home Loan Bank
   5.00%, 10/01/98
   (cost $16,195,000)            16,195,000      16,195,000
                                               ------------
TOTAL INVESTMENTS
   (COST $117,889,516)-95.44%                   108,566,030
OTHER ASSETS LESS
   LIABILITIES - 4.56%                            5,190,110
                                               ------------
NET ASSETS - 100.00%                           $113,756,140
                                               ============

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $107,457,273 and $5,763,938, respectively.



INCOME TAX INFORMATION
At September 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $117,889,516. Net unrealized depreciation aggregated $9,323,486, of which $286,135, related to appreciated investment securities and $9,609,621, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998

ASSETS
Investments, at market value (cost
$117,889,516)(Note 2)
Investment securities                            $108,566,030
Cash                                                2,492,668
Receivables
  Investments sold                                    485,622
  Fund shares sold                                  3,115,774
  Dividends and interest                            2,576,302
Deferred expenses (Note 2)                             17,486
                                                 ------------
     TOTAL ASSETS                                 117,253,882
                                                 ------------
LIABILITIES
Payables
  Investments purchased         $ 2,981,590
  Fund shares redeemed              110,985
  Dividends                         371,873
Accrued expenses and other
  liabilities                        33,294
                                -----------
     TOTAL LIABILITIES                              3,497,742
                                                 ------------
NET ASSETS                                       $113,756,140
                                                 ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                     $123,540,215
  Accumulated distributions
     in excess of net
     investment income                               (371,874)
  Accumulated net realized
     loss on investment
     transactions                                     (88,715)
  Net unrealized depreciation
     of investments                                (9,323,486)
                                                 ------------
NET ASSETS                                       $113,756,140
                                                 ============
NET ASSET VALUE PER SHARE
Class A Shares                                   $      10.92
Class B Shares                                   $      10.91
OFFERING PRICE PER SHARE
Class A Shares                                   $      11.46(a)
Class B Shares                                   $      10.91
SHARES OUTSTANDING
Class A Shares                                      4,658,188
Class B Shares                                      5,762,202

(a) Computation of offering price: 100/95.25 of net asset value.
(b) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 1998 (b)

INVESTMENT INCOME
  Interest (Note 2)                                 $  2,037,403
EXPENSES
Management fee (Note 4)           $  175,891
Distribution fee (Note 5)             68,461
Shareholder service fee
  (Note 5)                            62,818
Administration fee (Note 4)           24,979
Transfer agent fee                    23,292
Custodian and accounting fees         16,350
Registration expenses                 11,840
Shareholder reports and
  postage expenses                     3,449
Legal fees                               753
Directors' fees and expenses             596
Audit fees                               521
Miscellaneous                          6,164
                                  ----------
  Total expenses                                         395,114
Deduct
Waiver of management fee
  (Note 4)                                              (175,891)
                                                    ------------
NET INVESTMENT INCOME                                  1,818,180
                                                    ------------
REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS
Net realized loss on
  investments                        (88,715)
Change in unrealized
  depreciation on investments     (9,323,486)
                                  ----------
NET LOSS ON INVESTMENTS                               (9,412,201)
                                                    ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $ (7,594,021)
                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                     PERIOD ENDED
                                                                     9/30/98 (b)
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                              $   1,818,180
 Net realized loss on investments                                         (88,715)
 Change in unrealized depreciation on investments                      (9,323,486)
                                                                    -------------
 Decrease in net assets resulting from operations                      (7,594,021)
                                                                    -------------
Distributions to Shareholders
 From net investment income
  Class A                                                              (1,040,534)
  Class B                                                              (1,178,956)
 In excess of net investment income
  Class A                                                                       -
  Class B                                                                       -
                                                                    -------------
 Total distributions to shareholders                                   (2,219,490)
                                                                    -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                         126,286,107
 Reinvested distributions                                               1,281,553
 Shares redeemed                                                       (3,998,009)
                                                                    -------------
 Change in net assets resulting from capital share transactions       123,569,651
                                                                    -------------
 Increase in net assets                                               113,756,140
Net Assets
 Beginning of period                                                            -
                                                                    -------------
 End of period (including accumulated distributions in excess
  of net investment income of ($371,874) )                          $ 113,756,140
                                                                    =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                              PERIOD ENDED
                                                              9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    12.00
                                                             ----------
 Income from investment operations
 Net investment income                                             0.24
 Net realized and unrealized loss on investments                  (1.04)
                                                             ----------
 Total from investment operations                                 (0.80)
                                                             ----------
Less distributions
 From net investment income                                       (0.28)
                                                             ----------
Net asset value, end of period                               $    10.92
                                                             ==========
TOTAL RETURN*                                                     (6.75%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $   50,887
Ratio of expenses to average net assets                            0.60% (a)
Ratio of expenses to average net asset excluding waiver            1.30% (a)
Ratio of net investment income to average net assets               7.36% (a)
Portfolio turnover rate                                              27%

(a) Annualized.
(b) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                              PERIOD ENDED
                                                              9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $    12.00
                                                             ----------
 Income from investment operations
 Net investment income                                             0.22
 Net realized and unrealized loss on investments                (  1.05)
                                                             ----------
 Total from investment operations                               (  0.83)
                                                             ----------
Less distributions
 From net investment income                                     (  0.26)
                                                             ----------
Net asset value, end of period                               $    10.91
                                                             ==========
TOTAL RETURN*                                                   (  6.95%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $   62,869
Ratio of expenses to average net assets                            1.10% (a)
Ratio of expenses to average net asset excluding waiver            1.80% (a)
Ratio of net investment income to average net assets               6.87% (a)
Portfolio turnover rate                                              27%

(a) Annualized.
(c) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

NOTE 1: ORGANIZATION

Mentor Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Mentor Funds consists of twelve separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at September 30, 1998, as follows:


      Mentor Growth Portfolio ("Growth Portfolio")
      Mentor Perpetual Global Portfolio
       ("Global Portfolio")
      Mentor Capital Growth Portfolio
       ("Capital Growth Portfolio")
      Mentor Strategy Portfolio ("Strategy Portfolio")
      Mentor Income and Growth Portfolio
       ("Income and Growth Portfolio")
      Mentor Balanced Portfolio
       ("Balanced Portfolio")
      Mentor Municipal Income Portfolio
       ("Municipal Income Portfolio")
      Mentor Quality Income Portfolio
       ("Quality Income Portfolio")
      Mentor Short-Duration Income Portfolio
       ("Short-Duration Income Portfolio")
      Mentor High Income Portfolio
       ("High Income Portfolio")
      Mentor U.S. Government Money Market Portfolio ("Government Portfolio") Mentor Money Market Portfolio
       ("Money Market Portfolio")


The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.


These financial statements do not include Money Market Portfolio and the U.S. Government Money Market Portfolio.

Mentor Funds currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% (4.75% for the Quality Income Portfolio, Municipal Income Portfolio and High Income Portfolio and 1% for Short-Duration Income Portfolio) payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held. Class Y shares are sold to institutions and high net-worth individual investors and are not subject to any sales or contingent deferred sales charges.


During the year, the Balanced Portfolio added two classes of shares designated as Class A and Class Y and designated its existing class of shares as Class B. Shareholders of the Balanced Portfolio who on September 16, 1998, held Class B shares had such shares converted to Class Y shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.



NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.


(a) Valuation of Securities - Listed securities held by the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, and Balanced Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the advisor of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Trustees.


U.S. Government obligations held by the Income and Growth Portfolio, Balanced Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio, and High Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolios' Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.


Municipal bonds, held by the Municipal Income Portfolio, are valued at fair value. An independent pricing service values the Portfolio's municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities. The pricing service does not rely exclusively on quoted prices. Short-term investments with remaining maturities of 60 days or less shall be their amortized cost value unless the particular circumstances of the security indicate otherwise.


Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.


Net realized foreign currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of investment gains and losses related to foreign currency fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.


(b) Repurchase Agreements -- It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

underlying securities to ensure the existence of a proper level of collateral.


Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Funds' advisor to be creditworthy pursuant to guidelines established by the Mentor Funds' Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.


(c) Borrowings -- Each of the Portfolios (except for the Growth Portfolio, Strategy Portfolio and Municipal Income Portfolio) may, under certain circumstances, borrow money directly or through dollar-roll and reverse repurchase agreements (arrangements in which the Portfolio sells a security for a percentage of its market value with an agreement to buy it back on a set date). Each Portfolio may borrow up to one-third of the value of its net assets.


The average daily balance of reverse repurchase agreements outstanding for Quality Income Portfolio during the year ended September 30, 1998, was approximately $16,388,088 or $1.24 per share based on average shares outstanding during the period at a weighted average interest rate of 5.16%. The maximum amount of borrowings outstanding for any day during the period was $71,061,218 (including accrued interest), as of September 17, 1998, at an interest rate of 5.52% and was 26.09% of total assets at that date.


The average daily balance of reverse repurchase agreements outstanding for Short-Duration Income Portfolio during the year ended September 30, 1998, was approximately $6,026,021 or $0.72 per share based on average shares outstanding during the period at a weighted average interest rate of 5.55%. The maximum amount of borrowings outstanding for any day during the period was $35,037,791 (including accrued interest), as of September 3, 1998, at an interest rate of 5.55% and was 18.35% of total assets at that date.


(d) Portfolio Securities Loaned -- Each of the Portfolios (except for Municipal Income Portfolio) is authorized by the Board of Trustees to participate in securities lending transactions.


The Portfolios may receive fees for participating in lending securities transactions. During the period that a security is out on loan, Portfolios continue to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolios record an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At September 30, 1998, certain Portfolios had loaned securities to brokers which were collateralized by cash, U.S. Treasury securities and letters of credit. Cash collateral at September 30, 1998 was reinvested in U.S. Treasury and high quality money market instruments. Income from securities lending activities amounted to $283,424, $50,923, $25,753, $88,906, $47,564, $702, and
$46,419, for the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio and Quality Income Portfolio, respectively for the year ended September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Among the risks to a Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 1998, the value of the securities on loan and the value of the related collateral were as follows:



                         SECURITIES           CASH         SECURITIES      TRI-PARTY
PORTFOLIO                 ON LOAN          COLLATERAL      COLLATERAL     COLLATERAL
-------------------   ---------------   ---------------   ------------   ------------
Growth                $106,657,061      $115,219,699      $771,567       $       -
Global                  11,714,972        12,707,641             -               -
Capital Growth          14,483,537        15,562,984             -               -
Strategy                58,005,353        60,165,776       215,110               -
Income and Growth       47,343,071        40,344,784         6,360       7,911,321
Balanced                 2,544,039         2,639,420             -          39,456
Quality Income           3,244,448         1,605,500             -       1,687,662
-------------------   ------------      ------------      --------       ---------

(e) Dollar Roll Transactions -- Each of the Portfolios (except for the Growth, Strategy and Municipal Income Portfolios) may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. In a dollar-roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.


(f) Security Transactions and Investment Income -- Security transactions for the Portfolios are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income (except for Municipal Income Portfolio) includes interest and discount earned (net of premium) on short-term obligations, and interest earned on all other debt securities including original issue discount as required by the Internal Revenue Code. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.

Interest income for the Municipal Income Portfolio includes interest earned net of premium, and original issue discount as required by the Internal Revenue Code.


(g) Federal Income Taxes -- No provision for federal income taxes has been made since it is each Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.


Dividends paid by the Municipal Income Portfolio representing net interest received on tax-exempt municipal securities are not includable by shareholders as gross income for federal income tax purposes because the Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Portfolio to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private purpose municipal bonds issued after August 7, 1986, may by considered a tax preference item to shareholders.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

At September 30, 1998, capital loss carryforwards for federal tax purposes were as follows:


                   MUNICIPAL            QUALITY
  EXPIRES      INCOME PORTFOLIO     INCOME PORTFOLIO
-----------   ------------------   -----------------
9/30/2001     $        -           $   244,512
9/30/2002              -             3,678,547
9/30/2003        317,478             7,326,035
9/30/2004      1,616,817             1,708,773
9/30/2005              -             1,325,149
9/30/2006        295,480                     -
              ----------           -----------
              $2,229,775           $14,283,016
              ==========           ===========

Such capital loss carryforwards will reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolios of any liability for federal tax.


(h) When-Issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily, and begin earning interest on the settlement date.


(i) Futures Contracts -- In order to gain exposure to or protect against declines in security values, the Portfolios may buy and sell futures contracts. The Portfolios may also buy or write put or call options on futures contracts.

The Portfolios may sell futures contracts to hedge against declines in the value of portfolios securities. The Portfolios may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Portfolios will segregate assets to cover its commitments under such speculative futures contracts.


Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the contract is closed. For the year ended September 30, 1998, Strategy Portfolio, Municipal Income Portfolio and Short-Duration Income Portfolio had realized losses of $1,950,741, $923,251, and $88,910, respectively, on closed futures contracts.


Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At September 30, 1998, Strategy Portfolio and Municipal Income Portfolio had open positions in the following futures contracts:

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------



                                                                                                            NET
                      NUMBER OF                                                        NOTIONAL         UNREALIZED
PORTFOLIO             CONTRACTS     POSITION         CONTRACTS        EXPIRATION         VALUE         DEPRECIATION
------------------   -----------   ----------   ------------------   ------------   --------------   ----------------
Strategy                 734         Short      U.S. Long Bond          Dec-98      $73,400,000      ($3,871,838)
Municipal Income          90         Short      Muni Bond Future        Dec-98      $ 9,000,000      ($  225,729)
------------------       ---       ----------   ------------------      ------      -----------       ----------

(j) Options - In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Portfolios may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.


The Portfolios generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. The Portfolios may also use options for speculative purposes, although they do not employ options for this at the present time. The Portfolios will segregate assets to cover their obligations under option contracts.


Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Portfolios will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. For the year ended September 30, 1998, Municipal Income Portfolio had a net realized gain of $10,940 on closed option contracts.


The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised or the counterparty is unwilling or unable to perform. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty. Activity in written options for the Municipal Income Portfolio for the year ended September 30, 1998, was as follows:



                             PREMIUM
                            RECEIVED        FACE VALUE
                          ------------   ---------------
Options outstanding at
   September 30, 1997    $ 36,693       $ 10,000,000
Options written            53,274         21,000,000
Options closed            (49,292)       (20,000,000)
Options expired           (40,675)       (11,000,000)
-----------------------   --------       ------------
Options outstanding at
   September 30, 1998     $     -        $         -
-----------------------   --------       ------------

(k) Residual Interests - A derivative security is any investment that derives its value from an underlying security, asset, or market index. Quality Income Portfolio and Short-Duration Income Portfolio invest in mortgage security residual interests ("residuals") which are considered derivative securities. The Portfolios' investments in residuals have been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Portfolios have not incurred any indebtedness in the course of making these residual investments; nor have the Portfolios' assets been

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

pledged to secure the indebtedness of the issuing structure or the Portfolios' investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Portfolios' policy to limit their exposure at the time of purchase to no more than 20% of their total assets.


(l) Interest-Rate Swap - An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. At September 30, 1998, there were no open interest rate swap agreements.


(m) Deferred Expenses - Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.


(n) Distributions - Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, certain futures and deferral of wash sales and equalization deficits.


The Growth Portfolio, Capital Growth Portfolio and Strategy Portfolio also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the distributions for income tax purposes.

NOTE 3: DIVIDENDS

Dividends will be declared daily and paid monthly to all shareholders invested in Municipal Income Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio and High Income Portfolio. Dividends are declared and paid annually to all shareholders invested in the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Global Portfolio and Balanced Portfolio. Dividends are declared and paid quarterly to all shareholders invested in Income and Growth Portfolio. Dividends will be reinvested in additional shares of the same class and Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders in writing to Mentor Investment Group, LLC. Dividends of all Portfolios are paid to shareholders of record on the record date. Capital gains realized by each Portfolio, if any, are paid annually.



NOTE 4: INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS

Mentor Investment Advisors, LLC ("Mentor Advisors"), the Portfolios' investment advisor, receives for its services an annual investment advisory fee not to exceed the following percentages of the average daily net assets of the particular Portfolio: Growth Portfolio, 0.70%; Capital Growth Portfolio, 0.80%; Strategy Portfolio, 0.85%; Income and Growth Portfolio, 0.75%; Balanced Portfolio, 0.75%; Municipal Income Portfolio, 0.60%; Quality Income Portfolio, 0.60%; Short-Duration Income Portfolio, 0.50%; and High Income Portfolio, 0.70%.


Mentor Advisors pays Van Kampen American Capital Management, Inc., the sub-advisor to Municipal Income Portfolio, an annual fee expressed as a percentage of the Portfolio's average net assets as

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

follows: 0.25% of the first $60 million of the Portfolio's average net assets and 0.20% of the Portfolio's average net assets over $60 million.


For the period from October 1, 1997 to June 30, 1998, Wellington Management Company, LLC, the sub-advisor to the Income and Growth Portfolio, received from the Investment Advisor an annual fee expressed as a percentage of that Portfolio's assets as follows: 0.325% on the first $50 million of the Portfolio's average net assets, 0.275% on the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million. Effective July 1, 1998, the sub-advisor to the Income and Growth Portfolio received the following fees: 0.325% on the first $50 million of the Portfolio's average net assets, 0.250% on the next $150 million of the Portfolio's average net assets, and 0.200% of the Portfolio's average net assets over $150 million.


Van Kampen American Capital Management, Inc., the sub-advisor to the High Income Portfolio receives from the Investment Advisor an annual fee of 0.20% of the Portfolio's average daily net assets.


No performance or incentive fees are paid to the sub-advisors. Under certain Sub-Advisory Agreements, the particular sub-advisor may, from time to time, voluntarily waive some or all of its sub-advisory fee charged to the Investment Advisor and may terminate any such voluntary waiver at any time in its sole discretion.


The Global Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, LLC ("Mentor Perpetual"). Mentor Perpetual is owned equally by Mentor and Perpetual PLC, a diversified financial services holding company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.10% applied to the average daily net assets of the Portfolio up to and including $75 million and 1.00% of its average daily net assets in excess of $75 million.


For the year ended September 30, 1998, Mentor Advisors and sub-advisors, earned and voluntarily waived the following management fees:



                                       MANAGEMENT
                         MANAGEMENT       FEE         SUB ADVISOR
                             FEE      VOLUNTARILY         FEE
PORTFOLIO                  EARNED        WAIVED     EARNED/(WAIVED)
----------------------- ------------ ------------- ----------------
Growth                  $4,204,377   $     -       $     -
Global                   1,612,495         -             -
Capital Growth           2,153,467         -             -
Strategy                 2,420,122         -             -
Income and Growth        1,638,729         -       575,028
Balanced                    31,721         -        20,856
Municipal Income           557,332         -       216,114
Quality Income           1,025,941   204,530             -
Short-Duration Income      504,097   180,523             -
High Income                175,891   175,891       (51,279)
----------------------- ----------   -------       -------

Administrative personnel and services are provided by Mentor, under an Administration Agreement, at an annual rate of 0.10% of the average daily net assets of each Portfolio. For the year ended September 30, 1998, Mentor earned the following administration fees:



                                              ADMINISTRATION
                           ADMINISTRATION     FEE VOLUNTARILY
PORTFOLIO                    FEE EARNED           WAIVED
-----------------------   ----------------   ----------------
Growth                    $600,625           $     -
Global                     153,750                 -
Capital Growth             269,183                 -
Strategy                   284,720                 -
Income and Growth          218,497                 -
Balanced                     4,219             4,219
Municipal Income            92,888                 -
Quality Income             174,343                 -
Short-Duration Income      101,237           101,237
High Income                 24,979                 -
-----------------------   --------           -------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

The Portfolios also provide direct reimbursement to Mentor for certain legal and compliance administration, investor relation and operation related costs not covered under the Investment Management Agreement. For the year ended September 30, 1998, these direct reimbursements were as follows:



                               DIRECT
PORTFOLIO                  REIMBURSEMENTS
-----------------------   ---------------
Growth                    $26,735
Global                      6,902
Capital Growth             12,494
Strategy                   12,317
Income and Growth          10,079
Municipal Income            4,318
Quality Income              7,964
Short-Duration Income       5,085
-----------------------   -------

NOTE 5: DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Class B shares of the Portfolios have adopted a Distribution Plan (the
Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a Distribution Agreement between the Portfolios and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of BYSIS Fund Services, Inc., Mentor Distributors was appointed distributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolios' average daily net assets for the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio and Global Portfolio, 0.50% of the average daily net assets of the Quality Income Portfolio, High Income Portfolio and Municipal Income Portfolio, and 0.30% of the average daily net assets for the Short-Duration Income Portfolio.

Mentor Distributors may select financial institutions, such as investment dealers and banks to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers.


Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios beneficially owned by the financial institution's customers for whom it is holder of record or with whom it has a servicing relationship.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Presently, the Portfolios' class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. Under the Distribution Plan, shareholder service fees are charged in Class A and B and distribution fees are charged to Class B. For the year ended September 30, 1998, distribution fees and shareholder servicing fees were as follows:




                              CLASS B          CLASS B        SHAREHOLDER SERVICE FEE
                           DISTRIBUTION     DISTRIBUTION    ---------------------------    SHAREHOLDER SERVICE
PORTFOLIO                       FEE          FEE WAVIED       CLASS A        CLASS B           FEE WAIVED
-----------------------   --------------   --------------   -----------   -------------   --------------------
Growth                      $3,638,580         $    --       $255,596      $1,233,864            $   --
Global                         734,020              --        146,546         237,827                --
Capital Growth               1,227,717              --        283,728         389,229                --
Strategy                     1,875,172              --         77,994         633,805                --
Income and Growth              986,604              --        222,501         323,741                --
Balanced                        30,319          29,451          3,517           6,695             9,738
Municipal Income               257,381              --        108,151         124,069                --
Quality Income                 467,042              --        195,196         232,278                --
Short-Duration Income          133,476              --        160,078          91,969                --
High Income                     68,461              --         28,187          34,631                --
-----------------------     ----------         -------       --------      ----------            ------

NOTE 6: FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with portfolio purchases and sales of securities denominated in a foreign currency, Global Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time Global Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At September 30, 1998, Global Portfolio had outstanding forward contracts as set forth below.



                                  CONTRACTS                                     NET UNREALIZED
                                 TO DELIVER/                    IN EXCHANGE     APPRECIATION/
       SETTLEMENT DATE           RECEIVE          VALUE           FOR         (DEPRECIATION)
----------------------------- -------------   ------------   -------------   ---------------
PURCHASES
10/01/98   British Pound             34,560     $  58,716       $   58,925        $    (209)
10/01/98   British Pound             19,415        32,985           33,102             (117)
SALES
10/01/98   British Pound             32,471        55,166           55,362              196
10/02/98   British Pound             33,054        56,156           56,356              200
10/02/98   British Pound             36,586        62,159           62,380              221
10/30/98   French Franc           3,859,918       689,505          685,598           (3,907)
3/18/99    Hong Kong Dollar       7,928,000     1,006,040        1,000,000           (6,040)
11/30/98   Singapore Dollar         885,000       524,787          500,000          (24,787)
--------   ------------------     ---------     ---------       ----------        ---------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:



                                                                             MENTOR GROWTH PORTFOLIO
                                                       -------------------------------------------------------------------
                                                                   YEAR ENDED                        YEAR ENDED
                                                                    9/30/98                           9/30/97
                                                       ---------------------------------- --------------------------------
                                                            SHARES           DOLLARS           SHARES          DOLLARS
                                                       ---------------- ----------------- --------------- ----------------
CLASS A:
Shares sold                                                12,016,618    $  210,103,016       5,018,131    $  82,270,375
Shares issued upon reinvestment of distributions              346,751         6,474,795         369,088        5,744,163
Shares redeemed                                           (12,306,743)     (213,035,017)     (2,301,180)     (37,823,031)
                                                          -----------    --------------      ----------    -------------
Change in net assets from capital share transactions           56,626    $    3,542,794       3,086,039    $  50,191,507
                                                          ===========    ==============      ==========    =============
CLASS B:
Shares sold                                                 4,138,131    $   73,047,883       5,392,199    $  86,290,167
Shares issued upon reinvestment of distributions            1,667,456        30,460,604       3,348,283       51,489,284
Shares redeemed                                            (4,698,527)      (80,890,251)     (3,140,076)     (49,890,633)
                                                          -----------    --------------      ----------    -------------
Change in net assets from capital share transactions        1,107,060    $   22,618,236       5,600,406    $  87,888,818
                                                          ===========    ==============      ==========    =============
CLASS Y: (a)
Shares sold                                                 1,786,672    $   30,602,698               -                -
Shares issued upon reinvestment of distributions                    1                10               -                -
Shares redeemed                                               (53,808)         (894,152)              -                -
                                                          -----------    --------------      ----------    -------------
Change in net assets from capital share transactions        1,732,865    $   29,708,556               -                -
                                                          ===========    ==============      ==========    =============


                                                                          MENTOR PERPETUAL GLOBAL PORTFOLIO
                                                         -------------------------------------------------------------------
                                                                     YEAR ENDED                         YEAR ENDED
                                                                      9/30/98                            9/30/97
                                                         ----------------------------------   ------------------------------
                                                              SHARES            DOLLARS           SHARES          DOLLARS
                                                         ---------------   ----------------   -------------   --------------
CLASS A:
Shares sold                                                  2,057,945      $  42,154,809       1,732,413      $ 32,107,036
Shares issued upon reinvestment of distributions               113,726          2,255,270          26,897           463,738
Shares redeemed                                             (1,275,534)       (25,637,616)       (270,161)       (5,115,471)
                                                            ----------      -------------       ---------      ------------
Change in net assets from capital share transactions           896,137      $  18,772,463       1,489,149      $ 27,455,303
                                                            ==========      =============       =========      ============
CLASS B:
Shares sold                                                  1,821,588      $  36,737,964       2,325,365      $ 42,416,589
Shares issued upon reinvestment of distributions               232,932          4,477,444          91,695         1,544,189
Shares redeemed                                               (983,971)       (18,930,107)       (447,724)       (8,352,236)
                                                            ----------      -------------       ---------      ------------
Change in net assets from capital share transactions         1,070,549      $  22,285,301       1,969,336      $ 35,608,542
                                                            ==========      =============       =========      ============
CLASS Y: (a)
Shares sold                                                         53      $       1,000               -                 -
Shares issued upon reinvestment of distributions                     -                  8               -                 -
Shares redeemed                                                      -                  -               -                 -
                                                            ----------      -------------       ---------      ------------
Change in net assets from capital share transactions                53      $       1,008               -                 -
                                                            ==========      =============       =========      ============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                           MENTOR CAPITAL GROWTH PORTFOLIO
                                                         --------------------------------------------------------------------
                                                                    YEAR ENDED                          YEAR ENDED
                                                                      9/30/98                            9/30/97
                                                         ---------------------------------   --------------------------------
                                                              SHARES           DOLLARS           SHARES           DOLLARS
                                                         ---------------   ---------------   -------------   ----------------
CLASS A:
Shares sold                                                  5,110,051      $ 121,415,173      1,422,449      $  28,161,248
Shares issued upon reinvestment of distributions               278,288          5,833,664        264,769          4,552,490
Shares redeemed                                             (1,926,775)       (45,709,577)      (404,403)        (7,959,184)
                                                            ----------      -------------      ---------      -------------
Change in net assets from capital share transactions         3,461,564      $  81,539,260      1,282,815      $  24,754,554
                                                            ==========      =============      =========      =============
CLASS B:
Shares sold                                                  4,375,173      $  98,931,464      1,749,992      $  33,332,019
Shares issued upon reinvestment of distributions               507,715         10,256,056        596,606          9,983,395
Shares redeemed                                             (1,063,324)       (23,712,167)      (711,342)       (13,428,205)
                                                            ----------      -------------      ---------      -------------
Change in net assets from capital share transactions         3,819,564      $  85,475,353      1,635,256      $  29,887,209
                                                            ==========      =============      =========      =============
CLASS Y: (a)
Shares sold                                                         48      $       1,000              -                  -
Shares issued upon reinvestment of distributions                     1                 12              -                  -
Shares redeemed                                                                         -              -                  -
                                                            ----------      -------------      ---------      -------------
Change in net assets from capital share transactions                49      $       1,012              -                  -
                                                            ==========      =============      =========      =============


                                                                           MENTOR STRATEGY PORTFOLIO
                                                       ------------------------------------------------------------------
                                                                  YEAR ENDED                        YEAR ENDED
                                                                    9/30/98                          9/30/97
                                                       --------------------------------- --------------------------------
                                                            SHARES          DOLLARS           SHARES          DOLLARS
                                                       --------------- ----------------- --------------- ----------------
CLASS A:
Shares sold                                                  508,748     $   7,933,524       1,695,322    $  28,517,096
Shares issued upon reinvestment of distributions             444,548         6,836,196          91,017        1,513,610
Shares redeemed                                           (1,529,689)      (24,220,890)       (742,169)     (12,677,413)
                                                          ----------     -------------       ---------    -------------
Change in net assets from capital share transactions        (576,393)   ($   9,451,170)      1,044,170    $  17,353,293
                                                          ==========     =============       =========    =============
CLASS B:
Shares sold                                                  564,916     $   8,678,121       2,587,894    $  43,129,553
Shares issued upon reinvestment of distributions           3,423,558        51,517,305       1,291,000       21,237,045
Shares redeemed                                           (7,097,154)     (108,934,512)     (3,591,125)     (60,432,366)
                                                          ----------     -------------      ----------    -------------
Change in net assets from capital share transactions      (3,108,680)   ($  48,739,086)        287,769    $   3,934,232
                                                          ==========     =============      ==========    =============
CLASS Y: (a)
Shares sold                                                       67     $       1,001               -                -
Shares redeemed                                                    -                 -               -                -
                                                          ----------     -------------      ----------    -------------
Change in net assets from capital share transactions              67     $       1,001               -                -
                                                          ==========     =============      ==========    =============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                          MENTOR INCOME AND GROWTH PORTFOLIO
                                                         ---------------------------------------------------------------------
                                                                     YEAR ENDED                          YEAR ENDED
                                                                      9/30/98                             9/30/97
                                                         ----------------------------------   --------------------------------
                                                              SHARES            DOLLARS           SHARES           DOLLARS
                                                         ---------------   ----------------   -------------   ----------------
CLASS A:
Shares sold                                                  2,515,923      $  49,323,113       1,945,245      $  37,552,063
Shares issued upon reinvestment of distributions               371,373          7,153,831         179,904          3,303,336
Shares redeemed                                               (915,370)       (18,005,450)       (305,497)        (5,925,176)
                                                             ---------      -------------       ---------      -------------
Change in net assets from capital share transactions         1,971,926      $  38,471,494       1,819,652      $  34,930,223
                                                             =========      =============       =========      =============
CLASS B:
Shares sold                                                  2,642,784      $  51,766,483       1,913,241      $  36,687,335
Shares issued upon reinvestment of distributions               559,471         10,748,481         450,665          8,192,160
Shares redeemed                                             (1,074,795)       (21,053,657)       (596,371)       (11,526,154)
                                                            ----------      -------------       ---------      -------------
Change in net assets from capital share transactions         2,127,460      $  41,461,307       1,767,535      $  33,353,341
                                                            ==========      =============       =========      =============
CLASS Y: (a)
Shares sold                                                         53      $       1,000               -                  -
Shares issued upon reinvestment of distributions                     2                 30               -                  -
Shares redeemed                                                      -                  -               -                  -
                                                            ----------      -------------       ---------      -------------
Change in net assets from capital share transactions                55      $       1,030               -                  -
                                                            ==========      =============       =========      =============


                                                                           MENTOR BALANCED PORTFOLIO
                                                         -------------------------------------------------------------
                                                                  PERIOD ENDED                     YEAR ENDED
                                                                    9/30/98                         9/30/97
                                                         ------------------------------   ----------------------------
                                                            SHARES          DOLLARS          SHARES         DOLLARS
                                                         ------------   ---------------   ------------   -------------
CLASS A: (b)
Shares sold                                                 258,246      $  3,577,935              -      $        -
Shares issued upon reinvestment of distributions                  -                 -              -               -
Shares redeemed                                                   -                 -              -               -
                                                            -------      ------------     -----------     ----------
Change in net assets from capital share transactions        258,246      $  3,577,935              -      $        -
                                                            =======      ============     ==========      ==========
CLASS B:
Shares sold                                                 412,403      $  5,702,737              -      $        -
Shares issued upon reinvestment of distributions             88,886         1,300,249         37,773         558,075
Shares redeemed                                             (48,378)         (810,125)       (39,915)       (636,137)
Conversion of Class B Shares to Class Y Shares             (273,416)       (3,350,117)             -               -
                                                           --------      ------------        -------      ----------
Change in net assets from capital share transactions        179,495      $  2,842,744         (2,142)     $  (78,062)
                                                           ========      ============        =======      ==========
CLASS Y: (b)
Shares sold                                                       -      $          -              -      $        -
Shares issued upon reinvestment of distributions                  -                 -              -               -
Shares redeemed                                              (7,305)         (100,000)             -               -
Conversion of Class B Shares to Class Y Shares              273,416         3,350,117              -               -
                                                           --------      ------------        -------      ----------
Change in net assets from capital share transactions        266,111      $  3,250,117              -      $        -
                                                           ========      ============        =======      ==========

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.
(b) For the period from September 16, 1998 (initial offering of Class A and Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                          MENTOR MUNICIPAL INCOME PORTFOLIO
                                                         -------------------------------------------------------------------
                                                                    YEAR ENDED                         YEAR ENDED
                                                                     9/30/98                            9/30/97
                                                         --------------------------------   --------------------------------
                                                             SHARES           DOLLARS           SHARES           DOLLARS
                                                         -------------   ----------------   -------------   ----------------
CLASS A
Shares sold                                                1,688,990       $ 26,509,509         901,683       $ 13,789,961
Shares issued upon reinvestment of distributions              75,715          1,188,701          41,778            635,539
Shares redeemed                                             (423,337)        (6,641,364)       (214,874)        (3,272,170)
                                                           ---------       ------------        --------       ------------
Change in net assets from capital share transactions       1,341,368       $ 21,056,846         728,587       $ 11,153,330
                                                           =========       ============        ========       ============
CLASS B:
Shares sold                                                1,208,341       $ 18,966,860         782,655       $ 11,948,057
Shares issued upon reinvestment of distributions              91,662          1,436,340          83,433          1,268,808
Shares redeemed                                             (436,001)        (6,820,355)       (478,013)        (7,288,249)
                                                           ---------       ------------        --------       ------------
Change in net assets from capital share transactions         864,002       $ 13,582,845         388,075       $  5,928,616
                                                           =========       ============        ========       ============
CLASS Y: (a)
Shares sold                                                       64       $      1,000               -                  -
Shares issued upon reinvestment of distributions                   3                 43               -                  -
Shares redeemed                                                    -                  -               -                  -
                                                           ---------       ------------        --------       ------------
Change in net assets from capital share transactions              67       $      1,043               -                  -
                                                           =========       ============        ========       ============


                                                                            MENTOR QUALITY INCOME PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                     YEAR ENDED                          YEAR ENDED
                                                                      9/30/98                              9/30/97
                                                         ----------------------------------   ---------------------------------
                                                              SHARES            DOLLARS            SHARES           DOLLARS
                                                         ---------------   ----------------   ---------------   ---------------
CLASS A:
Shares sold                                                  4,256,782      $  56,191,423         2,838,801      $  37,052,906
Shares issued upon reinvestment of distributions               233,015          3,077,659            91,837          1,196,422
Shares redeemed                                             (1,597,720)       (21,178,895)         (529,521)        (6,928,329)
                                                            ----------      -------------         ---------      -------------
Change in net assets from capital share transactions         2,892,077      $  38,090,187         2,401,117      $  31,320,999
                                                            ==========      =============         =========      =============
CLASS B:
Shares sold                                                  3,811,046      $  50,451,628         2,058,671      $  26,889,217
Shares issued upon reinvestment of distributions               272,551          3,600,049           218,332          2,847,859
Shares redeemed                                             (1,478,885)       (19,526,706)       (1,089,318)       (14,250,845)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions         2,604,712      $  34,524,971         1,187,685      $  15,486,231
                                                            ==========      =============        ==========      =============
CLASS Y: (a)
Shares sold                                                         76      $       1,000                 -                  -
Shares issued upon reinvestment of distributions                     4                 51                 -                  -
Shares redeemed                                                      -                  -                 -                  -
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions                80      $       1,051                 -                  -
                                                            ==========      =============        ==========      =============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                         MENTOR SHORT-DURATION INCOME PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                    YEAR ENDED                           YEAR ENDED
                                                                      9/30/98                             9/30/97
                                                         ---------------------------------   ----------------------------------
                                                              SHARES           DOLLARS            SHARES            DOLLARS
                                                         ---------------   ---------------   ---------------   ----------------
CLASS A:
Shares sold                                               9,921,692        $124,978,729       2,047,670         $  25,768,187
Shares issued upon reinvestment of distributions            200,895          2,525,409           49,602               623,647
Shares redeemed                                          (4,997,458)       (62,897,886)        (505,078)           (6,351,983)
                                                         ----------        ------------       ---------         -------------
Change in net assets from capital share transactions      5,125,129        $64,606,252        1,592,194         $  20,039,851
                                                         ==========        ============       =========         =============
CLASS B:
Shares sold                                               3,500,465        $44,073,519        1,121,483         $  14,121,033
Shares issued upon reinvestment of distributions            145,226          1,826,827           89,996             1,131,691
Shares redeemed                                          (1,563,684)       (19,674,936)      (1,027,042)          (12,921,363)
                                                         ----------        ------------      ----------         -------------
Change in net assets from capital share transactions      2,082,007        $26,225,410          184,437         $   2,331,361
                                                         ==========        ============      ==========         =============
CLASS Y: (a)
Shares sold                                                      79        $     1,000                -                     -
Shares issued upon reinvestment of distributions                  4                 49                -                     -
Shares redeemed                                                   -                  -                -                     -
                                                         ----------        ------------      ----------         -------------
Change in net assets from capital share transactions             83        $     1,049                -                     -
                                                         ==========        ============      ==========         =============


                                                          MENTOR HIGH INCOME PORTFOLIO
                                                         ------------------------------
                                                                  PERIOD ENDED
                                                                  9/30/98 (C)
                                                         ------------------------------
                                                             SHARES          DOLLARS
                                                         -------------   --------------
CLASS A:
Shares sold                                                4,775,208      $ 56,602,255
Shares issued upon reinvestment of distributions              51,541           580,207
Shares redeemed                                             (168,561)       (1,889,222)
                                                           ---------      ------------
Change in net assets from capital share transactions       4,658,188      $ 55,293,240
                                                           =========      ============
CLASS B:
Shares sold                                                5,890,307      $ 69,683,852
Shares issued upon reinvestment of distributions              62,441           701,346
Shares redeemed                                             (190,546)       (2,108,787)
                                                           ---------      ------------
Change in net assets from capital share transactions       5,762,202      $ 68,276,411
                                                           =========      ============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.
(c) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.



NOTE 8: SUBSEQUENT EVENT
Effective November 16, 1998, the Balanced Portfolio acquired substantially all the assets and assumed the liabilities of the Strategy Portfolio in exchange for Class A, Class B and Class Y shares of the Balanced Portfolio. The acquisition was accomplished by a tax-free exchange of the respective shares of the Balanced Portfolio for the net assets of the Strategy Portfolio. The net assets acquired amounted to $222,601,303. The aggregate net assets of the Balanced Portfolio immediately after the acquisition were $255,551,169.

MENTOR FUNDS
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE TRUSTEES AND SHAREHOLDERS
MENTOR FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio, Municipal Income Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio and High Income Portfolio, portfolios of Mentor Funds as of September 30, 1998 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period ended September 30, 1998 as described more fully in each of the financial highlights of each of the funds. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio, Balanced Portfolio, Municipal Income Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio and High Income Portfolio, portfolios of Mentor Funds as of September 30, 1998, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended September 30, 1998, in conformity with generally accepted accounting principles.



                                                    /s/ KPMG PEAT MARWICK LLP

Boston, Massachusetts
November 20, 1998

MENTOR FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

YEAR 2000 (UNAUDITED)

The Portfolios receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.



FEDERAL TAX STATUS OF DIVIDENDS DECLARED (UNAUDITED)

Long-term capital gain dividends paid during the period are presented below. For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income, except for Municipal Income Portfolio that paid exempt income dividends. The percentage of qualifying dividends eligible for the corporate dividends received deduction are also listed below for the applicable Portfolios.



                             LONG-TERM      TAX-EXEMPT
                           CAPITAL GAIN       INCOME       QUALIFYING
PORTFOLIO                    DIVIDENDS       DIVIDENDS     DIVIDENDS
-----------------------   --------------   ------------   -----------
Growth                     $37,907,233      $        -            -
Global                       3,028,816               -            -
Capital Growth               9,208,016               -        21.04%
Strategy                    41,130,602               -         9.69%
Income and Growth            8,656,201               -        37.12%
Municipal Income                     -       3,949,481            -
Balanced                       893,299               -        11.33%
High Income                          -               -            -
Quality Income                       -               -            -
Short-Duration Income                -               -            -
-----------------------    -----------      ----------        -----

Shareholders of Mentor Strategy Portfolio (the "Strategy Portfolio") considered and acted upon the proposal listed below at a special meeting of shareholders held on Thursday November 12, 1998. In addition, below the proposal are the results of that vote.

1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Strategy Portfolio to Mentor Balanced Portfolio (the "Balanced Portfolio") in exchange for shares of the Balanced Portfolio and the assumption by the Balanced Portfolio of all of the liabilities of the Strategy Portfolio, and the distribution of such shares to the shareholders of the Strategy Portfolio in complete liquidation of the Strategy Portfolio:

  Affirmative   7,281,296
  Against         313,087
  Abstain         331,983

MENTOR FUNDS
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TRUSTEES

DANIEL J. LUDEMAN, TRUSTEE & CHAIRMAN
           Chairman and Chief Executive Officer
           Mentor Investment Group, LLC


ARCH T. ALLEN III, TRUSTEE
           Attorney at Law
           Allen & Moore, LLP


JERRY R. BARRENTINE, TRUSTEE
           President
           J.R. Barrentine & Associates


ARNOLD H. DREYFUSS, TRUSTEE
           Chairman
           Eskimo Pie Corporation


WESTON E. EDWARDS, TRUSTEE
           President
           Weston Edwards & Associates


THOMAS F. KELLER, TRUSTEE
           Former Dean, Fuqua School of Business
           Duke University


LOUIS W. MOELCHERT, JR., TRUSTEE
           Vice President for Business & Finance
           University of Richmond


J. GARNETT NELSON, TRUSTEE
           Consultant
           Mid-Atlantic Holdings, LLC


TROY A. PEERY, JR., TRUSTEE
           President
           Heilig-Meyers Company


PETER J. QUINN, JR., TRUSTEE
           Managing Director
           Mentor Investment Group, LLC

OFFICERS

PAUL F. COSTELLO, PRESIDENT
           Managing Director
           Mentor Investment Group, LLC


TERRY L. PERKINS, TREASURER
           Senior Vice President
           Mentor Investment Group, LLC


GEOFFREY B. SALE, SECRETARY
           Associate Vice President
           Mentor Investment Group, LLC


MICHAEL A. WADE, ASSISTANT TREASURER
           Vice President
           Mentor Investment Group, LLC






















This report is authorized for distribution to prospective investors only when preceded or accompanied by a Mentor Funds prospectus, which contains complete information about fees, sales charges and expenses. Please read it carefully before you invest or send money.

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                            ----------------------
                               Semi-Annual Report
                            ----------------------
                                 March 31, 1999






                        [MENTOR INVESTMENT GROUP LOGO]

MENTOR FUNDS
SEMI-ANNUAL REPORT
TABLE OF CONTENTS
MARCH 31, 1998
--------------------------------------------------------------------------------


                                                                     PAGE
                                                                 -----------
  Message from the Chairman and President ..................          1
  Growth Portfolio .........................................          2
  Perpetual Global Portfolio ...............................         12
  Capital Growth Portfolio .................................         25
  Income and Growth Portfolio ..............................         33
  Balanced Portfolio .......................................         43
  Municipal Income Portfolio ...............................         53
  Quality Income & Short-Duration Income Portfolios ........         64
  High Income Portfolio ....................................         81
  Notes to Financial Statements ............................         90
  Shareholder Information ..................................  Inside back cover

MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
MARCH 31, 1999
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

On behalf of all the associates at Mentor Investment Group, we would like to take this opportunity to thank you for your investment in the Mentor Family of Funds. This Semi-Annual Report reaffirms our commitment to our shareholders and details the financial performance of these investments for the period ended March 31, 1999.


Founded in 1970, Mentor Investment Group is an investment advisory firm with more than $16 billion under management. We pride ourselves on a strong heritage of providing quality service and a variety of investment choices that help meet our shareholders' financial objectives by offering mutual funds and separately-invested portfolios.


In the commentary that follows, Mentor's investment team presents an insightful perspective on the markets and strategies that shaped their investment decisions for the past fiscal year. Our investment teams operate with these priorities:


FOCUS -- In most money management companies, each investment manager has multiple responsibilities. At Mentor, our investment managers are singularly focused on enhancing the value of the portfolios. This means that you can be assured of a consistent, proven approach to developing a winning financial strategy.


OPPORTUNITIES -- By offering multiple management styles, portfolio diversification is simplified. Mentor gives investors the tools for long-term investment success through diversification and accommodation of changing investment needs.


SERVICE -- To help serve our shareholders, Mentor has a fully dedicated Investor Relations Center. Our Relationship Coordinators are professionally trained and licensed to serve clients' needs.


TECHNOLOGY -- Abreast of the most advanced technology and using the latest analytical tools, our investment managers have the ability to survey the financial markets and make informed decisions about where the best place is to invest.

We at Mentor are honored to be a partner in the management of your financial assets. Mentor Investment Group provides diversified investment styles and services to over one million shareholders. We serve individuals, corporations, endowments, foundations, public funds, and municipalities. To learn more about Mentor, please contact your consultant or us at (800) 382-0016.


We look forward to making the Mentor formula work for you, and to a mutually beneficial relationship.


Sincerely,

/s/ Daniel J. Ludeman                          /s/ Paul F. Costello
Daniel J. Ludeman                              Paul F. Costello
CHAIRMAN                                       PRESIDENT

                       [MENTOR INVESTMENT GROUP GRAPHIC]






                              THE MENTOR MISSION

TO PROVIDE PROFESSIONAL INVESTMENT MANAGEMENT SERVICES THROUGH A FIRM THAT IS SECOND TO NONE IN THE QUALITY OF ITS INVESTMENT PROCESS, THE SKILL AND TRAINING OF ITS PROFESSIONALS, AND THE COMMITMENT, SHARED BY ALL ITS ASSOCIATES, TO DELIVER THE HIGHEST LEVEL OF SERVICE AND ETHICAL BEHAVIOR TO CLIENTS.

FOR  MORE  INFORMATION  AND  A  PROSPECTUS  FOR  THE  FUNDS,   PLEASE  CALL  US,
(800)382-0016, OR CONTACT YOUR CONSULTANT. THE PROSPECTUS CONTAINS COMPLETE INFORMATION ABOUT FEES, SALES CHARGES, AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

MENTOR GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE SMALL-CAPITALIZATION GROWTH TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
After an extremely strong fourth quarter of 1998, the first quarter of 1999 was one of the most difficult we have encountered in the nearly 15 years of the Small-Capitalization Growth Portfolio's existence. Not difficult in terms of company fundamentals, but rather in terms of market psychology. It seemed throughout the quarter that positive investment returns could only be achieved by buying the largest companies or by purchasing companies with ".com" after their names. The latter, of course, typically have no earnings streams at all. The market largely ignored our small-cap growth companies whose unit sales grew at double-digit rates and whose real earnings growth ranged from 25% and higher.


The narrowness of the market has been mentioned often in the financial press recently, but a few facts and figures may be illustrative. The Russell 2000 Index has a total market capitalization of roughly $1 trillion dollars. This seems like a fairly sizeable amount of money until one realizes that the sum of the market capitalizations of the three largest companies in the Standard and Poor's 500 index, Microsoft, General Electric and Wal-Mart, exceed that amount! In fact, the 30 largest companies in the S&P 500 represent a third of the capitalization of the 8,000 public companies. The narrowness of the market has not been confined to size alone, although this was a very important factor in performance in the first quarter. During the quarter, 56% of all industries in the Russell 2000 saw market values decline by more than 10%. Indeed, 65% of all industries underperformed the index itself. Strange as it may seem, companies in the Russell 2000 losing money or having no income appreciated on average over 10% during the quarter while those companies with net income declined in value.



MANAGEMENT STRATEGY
We continue to believe that the company and industry diversification in our Portfolio makes great sense. We own over 125 rapidly growing companies with average market capitalizations of $950 million. Technology and healthcare companies figure heavily in the make up of the Portfolio with a combined weighting of over 40% of the assets. Consumer oriented industries such as broadcasting and retailing are also important holdings of the Portfolio and are sectors in which we believe earnings growth will be particularly strong this year. We are adding to our telecommunication holdings, believing that unit growth, particularly among the long distance and broadband companies, will be very strong. We are reducing our weighting in the transportation industries due to the fact that energy prices seem to have found a bottom, and at the same time we are investigating the potential for new investments in the energy sector.



PERFORMANCE REVIEW
For the six-month period ending March 31, 1999 the Mentor Growth Portfolio A shares returned 4.99%. The shift in investor psychology regarding small-capitalization equities can be seen by comparing the 22.87% return for the Portfolio in the September-December period and the -14.55% decline for the January-March period. Over the course of the first quarter we have seen the Portfolio's P/E multiple contract by 20%. For the six months we trailed the 10.00% return of our Russell 2000 index benchmark. This was due in part to our lack of Internet exposure as these companies do not meet our earnings growth requirements. Despite the first quarter decline, we

MENTOR GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE SMALL-CAPITALIZATION GROWTH TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

are seeing some of the best fundamentals for our companies in some time. Fourth quarter earnings growth was in excess of 40% over the previous year and positive earnings surprises outnumbered negatives ones by nearly five to one. With its earnings expected to grow in excess of 30%, the Portfolio is selling at 19 times estimated 1999 earnings. Compare this to the S&P 500, which saw its earnings contract 2% in the final quarter of the year, whose earnings growth is expected to be in the single digits this year, and much is selling at a record level of 32 times those estimated earnings.



MARKET OUTLOOK
We do not believe that the present polarization of the market can continue indefinitely. Several times in the past similar market conditions have evolved in which a very small number of companies drove performance. This has typically led to severe P/E compression among many of the smaller growth companies and eventually to very strong outperformance by these same companies.


The longest period of underperformance of small-caps relative to large-caps was six years and occurred during the Great Depression. Although the Portfolio has underperformed large-caps since the second half of 1996, small-cap growth stocks in general have now underperformed for over four years. At present, the top 50 stocks in the S&P 500 are selling at twice their long-term growth rates. Companies in the Growth Portfolio are selling at roughly 60% of their long-term growth rates. We remain convinced that over time, valuations revert to the mean and earnings ultimately drive stock prices.


We believe that the present situation presents one of the more extraordinary periods of small cap undervaluation in market history. We are unaware of any time over the past 40 years when smaller companies have sold at greater discounts to larger-cap stocks than at the present. We suspect that when one looks back a few years from now, it will be clear that 1999 marked a historic low point in small-cap valuations, particularly relative to larger-cap issues.



                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class A and the Russell 2000.~

          Class A     Russell 2,000
 6/5/95     9425         10000
9/30/95    11251         11557
9/30/96    14640         13076
9/30/97    18418         17416
9/30/98    14352         14103
3/31/99    15068         15514

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                     1-Year              Since Inception+++
Class A             (27.56%)                  11.32%





PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  ~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell
    3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

 ++ Represents a hypothetical  investment of $10,000 in Mentor Growth Portfolio
    Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Growth Portfolio Class A Shares from the date of issuance on 6/5/95 through 3/31/99.

MENTOR GROWTH PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class B Shares and the Russell 2000.-



                  Class B         Russell 2000~

9/30/88            10000             10000
12/31/88            8737              8859.93
12/31/89           10252             10835.34
12/31/90            9096              8289.97
12/31/91           13667             12107.64
12/31/92           15796             14336.85
12/31/93           18260             17047.50
12/31/94           17443             16736.97
9/30/95            23042             21041.03
9/30/96            29535             23804.37
9/30/97            36817             31705.64
9/30/98            32972             28788
3/31/99            46963             31667


                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                1-Year               5-Year            10-Year
Class B        (26.58%)              10.67%            12.20%






PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

+ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

~   The Russell  2000 is composed  of the 2,000  smallest  stocks in the Russell
    3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

MENTOR GROWTH PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class Y and the Russell 2000.~


                  Class Y         Russell 2000~

11/19/97           10000             10000
12/31/97           10021             10109
 3/31/98           11314             11126
 6/30/98           10500             10580
 9/30/98            8301              8470
 3/31/99            8721              9318


                           Total Returns as of 3/31/99

                         1-Year               Since Inception++
Class Y                 (22.92%)                  (10.67%)





PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 ~  The Russell  2000 is composed  of the 2,000  smallest  stocks in the Russell
    3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

 + Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Growth Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/99.

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                     SHARES        MARKET VALUE
COMMON STOCKS - 93.84%
CAPITAL GOODS & CONSTRUCTION - 4.48%
Aviation Sales Company               98,250         $4,372,125
Communications Holdings, Inc.        62,700          2,899,875
Conrad Industries, Inc.             226,700            821,787
Denali, Inc. *                      205,250          1,821,594
MotivePower Industries, Inc.        326,950          8,214,619
Rental Service Corporation *        222,700          3,897,250
                                                    ----------
                                                    22,027,250
                                                    ----------
CONSUMER CYCLICAL - 17.37%
Avis Rent A Car *                   244,700          6,775,131
Cadmus Communications
   Corporation                      265,500          3,816,562
Carey International, Inc. *         170,100          2,764,125
Chancellor Media
   Corporation *                     64,750          3,051,344
Chattem, Inc.                       175,450          5,482,812
Citadel Communications
   Corporation *                     77,750          2,585,188
Clear Channel Communications         45,662          3,062,208
Cox Radio, Inc. - Class A *         103,400          5,299,250
Cumulus Media - Class A *           312,300          3,669,525
Dollar General Corporation           42,716          1,452,344
Dollar Tree Stores, Inc. *          155,425          4,808,461
Entercom Communications
   Corporation *                    151,800          5,369,925
Family Dollar Stores                469,800         10,805,400
Lamar Advertising Company *         144,900          4,917,544
Media Arts Group, Inc. *            108,700            978,300
Papa John's International, Inc.*    165,900          7,320,337
SCP Pool Corporation *              330,075          4,621,050
SkyWest, Inc.                       149,000          4,302,375
The Men's Wearhouse, Inc.           146,400          4,218,150
                                                    ----------
                                                    85,300,031
                                                    ----------
CONSUMER STAPLES - 4.17%
Bindley Western Industries           62,650          1,789,441
Celestial Seasonings, Inc.          103,250          2,232,781
Natrol, Inc. *                      105,800            641,413
Parexel International
   Corporation                      129,500          2,679,031
Richfood Holdings, Inc.             188,675          4,068,305
US Foodservice *                    126,500          5,882,250
Wild Oats Markets, Inc.             118,050          3,202,106
                                                    ----------
                                                    20,495,327
                                                    ----------
ENERGY - 2.87%
Core Laboratories N.V.              252,200          4,429,263
Global Industries, Limited          378,250          3,829,781


                                     SHARES        MARKET VALUE
COMMON STOCKS (CONTINUED)
ENERGY (CONTINUED)
Hanover Compressor
   Company *                        221,250         $5,863,125
                                                    ----------
                                                    14,122,169
                                                    ----------
FINANCIAL - 8.47%
CCB Financial Corporation            81,550          4,408,797
Commerce Bancorp, Inc.               92,350          3,809,438
Concord EFS, Inc.                   111,716          3,079,172
Markel Corporation                   55,760         10,050,740
National Commerce Bancorp           418,184          9,539,822
NOVA Corporation *                  270,622          7,103,828
Pinnacle Holdings, Inc.             189,950          2,872,994
U.S. Trust Corporation               10,450            775,259
                                                    ----------
                                                    41,640,050
                                                    ----------
HEALTH - 18.11%
Biomatrix, Inc. *                    41,600          3,244,800
Brookdale Living
   Communities *                    299,400          5,164,650
CareMatrix Corporation *            180,750          3,434,250
Chirex, Inc. *                       93,000          2,278,500
Express Scripts, Inc. - Class A *   122,950         10,566,016
Health Management Associates,
   Inc. *                            78,961            962,337
Henry Schein, Inc. *                 87,150          2,200,537
Mecon, Inc. *                       235,400          1,647,800
Medquist, Inc. *                    235,150          7,054,500
Molecular Devices
   Corporation *                    206,000          5,562,000
NCS Healthcare, Inc. -
   Class A *                        256,250          3,075,000
Omnicare, Inc.                      254,010          4,842,066
Pharmaceutical Product
   Development *                    180,700          6,064,744
Priority Healthcare
   Corporation - Class A *           28,067          1,270,032
Priority Healthcare
   Corporation - Class B *          161,100          7,289,775
Province Healthcare
   Company *                        392,000          7,252,000
PSS World Medical, Inc. *           229,000          2,018,062
QuadraMed Corporation *             166,950          1,272,994
Serologicals Corporation *          288,050          3,906,678
Sunrise Assisted Living, Inc. *      51,750          2,357,859
United Payors & Providers, Inc.     219,900          5,071,444
Wesley Jessen Visioncare, Inc. *     90,000          2,480,625
                                                    ----------
                                                    89,016,669
                                                    ----------

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                        SHARES       MARKET VALUE
COMMON STOCKS (CONTINUED)
TECHNOLOGY - 23.44%
ADE Corporation *                       262,600       $2,494,700
Applied Micro Circuits *                 89,700        3,834,675
ATMI, Inc. *                            114,750        2,295,000
Axent Technologies, Inc. *               62,250        1,497,890
BEA Systems, Inc. *                     101,600        1,587,500
Benchmark Electronics, Inc. *           245,940        7,378,200
Black Box Corporation *                  54,400        1,686,400
C&D Technologies, Inc.                  102,100        2,539,738
Cerprobe Corporation                    418,900        5,340,975
Check Point Software
   Technology *                          33,250        1,429,750
Concord Communications,
   Inc. *                                38,400        2,188,800
Condor Technology Solutions *           115,000        1,092,500
CSG Systems International,
   Inc. *                               118,400        4,669,400
Digital Microwave
   Corporation *                        388,400        3,252,850
Galileo Technology Limited *            177,300        5,186,025
International Integration, Inc. *        10,000          320,000
ITC DeltaCom *                          359,550        7,842,684
Medialink Worldwide, Inc. *             234,250        2,957,406
Metro Networks, Inc. *                   95,350        5,244,250
Mylex Corporation *                     149,750          973,375
Network Appliance, Inc. *                90,750        4,594,219
Optek Technology, Inc. *                 66,400          975,250
P-Com, Inc. *                           503,350        3,838,044
Parlex Corporation *                    279,900        2,659,050
PCD, Inc. *                             244,300        2,213,969
Peerless Systems *                      379,450        3,225,325
Peregrine Systems, Inc. *                66,500        2,219,437
Photronics, Inc. *                      190,700        3,551,787
Powerwave Technologies, Inc. *          181,400        5,147,225
PRI Automation, Inc. *                  129,550        2,720,550
Remedy Corporation *                    139,900        1,958,600
Research In Motion *                    253,800        2,664,900
SCB Computer Technology,
   Inc.                                 514,300        2,346,494
Segue Software, Inc. *                  116,600        1,122,275
Sensormatic Electronics
   Corporation                          368,050        3,496,475
SIPEX Corporation *                     113,950        1,488,472
Smith-Gardner & Associates *             80,000        1,130,000
Speedfam International, Inc. *           98,850        1,186,200
Vantive Corporation *                   180,900        2,182,106


                                         SHARES    MARKET VALUE
COMMON STOCKS (CONTINUED)
TECHNOLOGY (CONTINUED)
Winstar Communications,
   Inc. *                                73,500    $  2,671,266
                                                     -----------
                                                    115,203,762
                                                    ------------
TRANSPORTATION - 5.42%
Atlantic Coast Airlines, Inc. *         236,650       6,655,781
Coach USA, Inc. *                       182,650       5,022,875
Covenant Transport, Inc. -
   Class A *                            218,700       3,253,162
Mesaba Holdings, Inc.                   491,175       6,584,815
M.S. Carriers, Inc. *                   144,900       3,830,794
US Xpress Enterprises -
   Class A *                            110,750       1,287,469
                                                    ------------
                                                     26,634,896
                                                    ------------
MISCELLANEOUS - 9.51%
ABR Information Services,
   Inc. *                               194,950       3,387,256
Action Performance
   Companies, Inc. *                    114,800       3,429,650
AHL Services, Inc. *                    281,300       5,766,650
Butler International, Inc.              181,550       3,335,981
Copart, Inc. *                          245,050       5,084,788
Corporate Executive Board                41,100       1,073,738
Dendrite International, Inc. *          115,400       2,574,862
Global Vacation Group, Inc. *           106,000       1,258,750
Gulf Island Fabrication, Inc.            78,450         823,725
Imax Corporation *                       44,400         865,800
Kulicke & Soffa Industries, Inc.        107,750       2,707,219
Outdoor Systems, Inc. *                 336,489      10,094,670
Rent-Way, Inc. *                        119,500       2,868,000
Select Appointments -                   130,550       3,484,053
                                                    ------------
                                                     46,755,142
                                                    ------------
TOTAL COMMON STOCKS
   (COST $414,597,391)                              461,195,296
                                                    ------------

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                               PRINCIPAL
                                                AMOUNT         MARKET VALUE
SHORT-TERM INVESTMENT - 5.84%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 3/31/99,  4.95%,
   due 4/01/99, collateralized
   by $28,512,021 Federal
   Home Loan Mortgage
   Corporation,  7.50%,
   11/01/27,  market value
   $ 9,296,102 (cost
   $28,692,449)                             $28,692,449      $ 28,692,449
                                                             ------------
TOTAL INVESTMENTS (COST
$   443,289,840)-99.68%                                       489,887,745
OTHER ASSETS LESS LIABILITIES - 0.32%                           1,588,809
                                                             ------------
NET ASSETS - 100.00%                                         $491,476,554
                                                             ============

 * Non-income producing.
 ~ American Depository Receipts.

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $281,329,944 and $258,350,078, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $443,289,840. Net unrealized appreciation aggregated $46,597,905, of which $89,157,037 related to appreciated investment securities and $42,559,132 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                $461,195,296
Repurchase agreements                                  28,692,449
                                                     ------------
  Total investments
     (cost $443,289,840)                              489,887,745
Collateral for securities
  loaned (Note 2)                                      83,131,779
Receivables
  Investments sold                                      3,366,115
  Fund shares sold                                      1,440,088
  Dividends and interest                                  114,547
                                                     ------------
     TOTAL ASSETS                                     577,940,274
                                                     ------------
LIABILITIES
Payables
  Investments purchased             $1,746,758
  Securities loaned (Note 2)        83,131,779
  Fund shares redeemed               1,399,468
Accrued expenses and other
  liabilities                          185,715
                                    ----------
     TOTAL LIABILITIES                                 86,463,720
                                                     ------------
NET ASSETS                                           $491,476,554
                                                     ============
  Net Assets represented by:
     (Note 2)
  Additional paid-in capital                         $450,296,488
  Accumulated undistributed
     net investment loss                               (3,050,768)
  Accumulated net realized loss
     on investment transactions                        (2,367,071)
  Net unrealized appreciation
     of investments                                    46,597,905
                                                     ------------
NET ASSETS                                           $491,476,554
                                                     ============
NET ASSET VALUE PER SHARE
Class A Shares                                       $      14.74
Class B Shares                                       $      14.24
Class Y Shares                                       $      14.78
OFFERING PRICE PER SHARE
Class A Shares                                       $      15.64
Class B Shares                                       $      14.24
Class Y Shares                                       $      14.78
SHARES OUTSTANDING
Class A Shares                                          6,608,296
Class B Shares                                         25,411,548
Class Y Shares                                          2,178,068

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Dividends                                            $   312,809
Interest                                               1,530,633
                                                     -----------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                   1,843,442
EXPENSES
Management fee (Note 4)              $1,879,581
Distribution fee (Note 5)             1,518,365
Shareholder service fee (Note 5)        631,890
Transfer agent fee                      379,384
Administration fee (Note 4)             268,512
Shareholder reports and
  postage expenses                       72,800
Custodian and accounting fees            60,193
Registration expenses                    46,425
Legal fees                               11,955
Audit fees                                8,405
Directors' fees and expenses              6,209
Miscellaneous                            10,491
                                     ----------
  Total expenses                                       4,894,210
                                                     -----------
NET INVESTMENT LOSS                                   (3,050,768)
                                                     -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized loss on
  investments (Note 2)                 (973,034)
Change in unrealized
  appreciation (depreciation)
  on investments                     29,904,306
                                     ----------
NET GAIN ON INVESTMENTS                               28,931,272
                                                     -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $25,880,504
                                                     ===========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS
                                                                             ENDED 3/31/99      YEAR ENDED
                                                                              (UNAUDITED)         9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment loss                                                        $   (3,050,768)   $   (6,962,845)
 Net realized gain (loss) on investments                                          (973,034)       37,565,972
 Change in unrealized appreciation (depreciation) on investments                29,904,306      (173,567,460)
                                                                            --------------    --------------
 Increase (decrease) in net assets resulting from operations                    25,880,504      (142,964,333)
                                                                            --------------    --------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                                       (2,988,326)       (6,599,466)
  Class B                                                                      (15,034,514)      (31,307,757)
  Class Y                                                                       (1,016,636)              (10)
                                                                            --------------    --------------
  Total distributions to shareholders                                          (19,039,476)      (37,907,233)
                                                                            --------------    --------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                  351,383,493       313,753,597
 Reinvested distributions                                                       18,495,506        36,935,409
 Cost of shares redeemed                                                      (371,504,132)     (294,819,420)
                                                                            --------------    --------------
 Change in net assets resulting from capital share transactions                 (1,625,133)       55,869,586
                                                                            --------------    --------------
 Increase (decrease) in net assets                                               5,215,895      (125,001,980)
Net Assets
 Beginning of period                                                           486,260,659       611,262,639
                                                                            --------------    --------------
 End of period (including accumulated undistributed net investment income
  (loss) of ($3,050,768) and $0, respectively)                              $  491,476,554    $  486,260,659
                                                                            ==============    ==============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES


                                                               SIX MONTHS          YEAR
                                                             ENDED 3/31/99        ENDED
                                                              (UNAUDITED)        9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $  14.60        $  19.94
                                                             --------        --------
Income from investment operations
 Net investment loss                                            (0.10)          (0.12)
 Net realized and unrealized gain (loss) on investments          0.80           (4.03)
                                                             --------         --------
 Total from investment operations                                0.70           (4.15)
                                                             --------         --------
Less distributions
 From capital gains                                             (0.56)          (1.19)
                                                             --------        ---------
Net asset value, end of period                               $  14.74        $  14.60
                                                             ========        ========
TOTAL RETURN*                                                    4.99%        (22.08%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $ 97,406        $ 77,720
Ratio of expenses to average net assets                          1.27%(a)        1.26%
Ratio of net investment loss
 to average net assets                                          (0.57%)(a)      (0.56%)
Portfolio turnover rate                                            52%             88%



                                                               YEAR         YEAR             PERIOD
                                                              ENDED         ENDED             ENDED
                                                             9/30/97       9/30/96         9/30/95 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $  18.47      $  16.08       $     13.37
                                                            --------      --------       -----------
Income from investment operations
 Net investment loss                                           (0.17)        (0.10)            (0.01)
 Net realized and unrealized gain (loss) on investments         4.19          4.23              2.72
                                                            --------      --------       ------------
 Total from investment operations                               4.02          4.13              2.71
                                                            --------      --------       ------------
Less distributions
 From capital gains                                            (2.55)        (1.74)                --
                                                            --------      --------       ------------
Net asset value, end of period                              $  19.94      $  18.47       $     16.08
                                                            ========      ========       ============
TOTAL RETURN*                                                  25.81%        29.15%            20.27%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $105,033      $ 40,272       $    20,368
Ratio of expenses to average net assets                         1.28%         1.28%             1.36% (a)
Ratio of net investment loss
 to average net assets                                         (0.67%)       (0.39%)           (0.65%)(a)
Portfolio turnover rate                                           77%          105%               70%

(a) Annualized.
(b) For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES


                                                 SIX MONTHS           YEAR
                                               ENDED 3/31/99          ENDED
                                                (UNAUDITED)          9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $     14.18          $  19.53
                                               -----------          --------
Income from investment operations
 Net investment loss                                 (0.11)            (0.23)
 Net realized and unrealized gain
  (loss) on investments                               0.73             (3.93)
                                               -----------          --------
 Total from investment operations                     0.62             (4.16)
                                               -----------          --------
Less distributions
 From capital gains                                  (0.56)            (1.19)
                                               -----------          --------
Net asset value, end of period                 $     14.24          $  14.18
                                               ===========          ========
TOTAL RETURN*                                         4.56%           (22.62%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $   361,878          $383,188
Ratio of expenses to average net assets               2.02% (a)         2.01%
Ratio of net investment loss
 to average net assets                               (1.32%)(a)        (1.30%)
Portfolio turnover rate                                 52%               88%



                                                YEAR          YEAR             PERIOD             YEAR
                                               ENDED         ENDED             ENDED              ENDED
                                              9/30/97       9/30/96         9/30/95 (b)         12/31/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $  18.29      $  16.05        $     12.15          $  13.78
                                             --------      --------        -----------          --------
Income from investment operations
 Net investment loss                            (0.22)        (0.17)             (0.13)            (0.15)
 Net realized and unrealized gain
  (loss) on investments                          4.01          4.15               4.03             (0.47)
                                             --------      --------        -----------          --------
 Total from investment operations                3.79          3.98               3.90             (0.62)
                                             --------      --------        -----------          --------
Less distributions
 From capital gains                             (2.55)        (1.74)                --             (1.01)
                                             --------      --------        -----------          --------
Net asset value, end of period               $  19.53      $  18.29        $     16.05          $  12.15
                                             ========      ========        ===========          ========
TOTAL RETURN*                                   24.66%        28.18%             32.10%            (4.48%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)     $506,230     $ 371,578        $   246,326          $190,126
Ratio of expenses to average net assets          2.03%         2.03%              2.08% (a)         2.01%
Ratio of net investment loss
 to average net assets                          (1.42%)       (1.13%)            (1.20%)(a)        (1.20%)
Portfolio turnover rate                            77%          105%                70%               77%

(a) Annualized.
(b) For the period from  January 1, 1995 to  September  30, 1995.
 *  Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES


                                                   SIX MONTHS                PERIOD
                                                  ENDED 3/3/99               ENDED
                                                   (UNAUDITED)            9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $    14.63              $    18.12
                                                 ----------              ----------
Income from investment operations
 Net investment loss                                  (0.01)                  (0.02)
 Net realized and unrealized gain
  (loss) on investments                                0.72                   (3.28)
                                                 -----------             ----------
 Total from investment operations                      0.71                   (3.30)
                                                 -----------             ----------
Less distributions
 From capital gains                                   (0.56)                  (0.19)
                                                 -----------             ----------
Net asset value, end of period                   $    14.78              $    14.63
                                                 ===========             ==========
TOTAL RETURN*                                          5.05%                  18.36%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)         $    32,193             $   25,353
Ratio of expenses to average net assets                 1.02% (a)              1.01% (a)
Ratio of net investment loss
 to average net assets                                 (0.33%)(a)             (0.04%)(a)
Portfolio turnover rate                                   52%                    88%

(a) Annualized.
(c) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
 *  Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW


UK
During the period ending March 31, we initiated a process of judiciously building exposure to the mid- and small-cap sectors of the U.K. market. This strategy was aimed at taking advantage of the substantial valuation disparities existing between large companies and much of the rest of the market. During the fourth quarter of 1998 we also began a process of selective investment in cyclical stocks. Considerations such as wage growth, employment outlook, and greatly reduced home ownership costs suggested to us that the gloom surrounding many consumer cyclical stocks had been overdone. We also continued to build an exposure to selected commodity-related and economically sensitive stocks with international activities. At period-end, we maintained our relatively positive view of the domestic consumer market, causing us to add selectively to property, house construction, and building materials companies.


During the six-month period we reduced our exposure to telecom stocks, feeling that stock valuations did not fully reflect the likely negative impact on future earnings of increasingly aggressive price competition. We also profitably disposed of the Portfolio's major pharmaceutical holdings, taking advantage of what we perceived as overly generous valuations.



U.S.
The intense focus on a very narrow range of ultra-large companies continued throughout the six-month period ending March 31, with the first quarter of 1999 being the worst quarter of the last two decades in terms of market breadth. Everything fundamentally now points to a broadenng out of the market. Among some of the very large caps there has been a modest change in leadership away from technology stocks towards cyclicals and commodity-related stocks. We currently maintain an overweight position at the cyclical/commodity end of the market, and an underweight position in technology.


A recent survey by Ibbotson of the 8,000 largest U.S. companies indicated that, over the past year, only 1750 had seen their share price actually rise, and the median fall was 26%. The implication of this is that, while we might see a flattening of the S&P trajectory, there are still a lot of companies that represent very good value. Given the added support of growing money supply, we are relatively optimistic about the prospects for share prices generally.



EUROPE
Investments in Europe continue to focus on the peripheral states, such as Ireland, Portugal and Spain, where low interest rates are supporting already buoyant economies. During the first quarter of 1999, we began a shift towards commodity-related and more cyclical stocks, in line with our view that the global economic outlook is improving more rapidly than anticipated. Recently this move on our part has begun to be echoed by European equity markets. We continue to maintain an underweight position in telecommunication stocks, which hurt our performance early in the year but has helped us more recently.



JAPAN
In Japan, early indicators of economic recovery were beginning to appear in the final quarter of 1998. There were also very encouraging signs of genuine corporate restructuring that offered the

MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

prospect of significantly improved earnings in the years to come. We began to increase the exposure of the Portfolio to Japan during the last quarter of 1998, building to its present significantly overweight position. The Portfolio benefited from both the Japanese equity market's strong rally and our holdings' outperformance within that market. It should, however, be noted that our Japanese weighting still represents a relatively modest portion of the overall Portfolio's holdings.



ASIA
In Asia, the perception increasingly took hold that the worst of the regions' difficulties were behind it, with interest rates declining, debt service costs falling, the regional consumer beginning to spend again, and exports to the rest of the world starting to pick up. Worries over possible devaluation of the Chinese rnminbi were increasingly replaced by optimism over possible membership in the World Trade Organisation. We began the period under review slightly overweight in this region, and maintained this weighting as the regions' markets picked up.



LATIN AMERICA
In Brazil the economic outlook has improved. The IMF released a further $9 billion in aid, part of which can be used for foreign exchange intervention, and Congress passed a key element of the fiscal reform package. Better than expected figures for inflation have enabled the Central Bank to cut rates more quickly than expected. Each of these developments was positively received by the market. The privatization program is set to continue with further issues in the next few months. In short, the market has come a long way since the real's devaluation in January. We have consequently adopted a slightly overweight position in Brazil.

MANAGEMENT STRATEGY
The principal asset allocation shift during the six months ending March 31, 1999 was to modestly reduce the Portfolio's exposure to Europe and the UK, and increase its weighting in Japan. This increased weighting to Japan positioned the Portfolio to benefit from the combination of a strong rally in the Japanese equity market and a firm yen during the first quarter of 1999. Additionally, our Japanese stock selection, with its focus on companies likely to be able to both implement and benefit from the new found zeal for restructuring and cost cutting, further enhanced returns.



PERFORMANCE REVIEW
The performance impact of our allocation to sectors sensitive to economic cyclicality proved increasingly positive as the period progressed. For the six-month period ending March 31, 1999 the Mentor Global Portfolio A shares returned 21.52%. This compares to 25.66% for our Morgan Stanley World Index benchmark. Realistically speaking, given the World Index's large allocation to U.S. equities, outperformance by the Global Portfolio versus its index is likely only once non-U.S. markets begin to outperform domestic markets.



MARKET OUTLOOK
Although commodity prices, particularly those for oil, have firmed, and inflation in the U.S. and parts of Continental Europe have risen modestly, worldwide excess capacity and global competition should continue to restrain the prices of manufactured goods. The outlook for global interest rates, therefore, remains relatively positive.


The US economy continues robust, and while retail price inflation has ticked up it still remains relatively

MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

benign. The Federal Reserve appears to have readjusted its views of the linkage between tight labor markets and inflationary pressures. In the UK, despite the continued challenge of sterling strength for manufacturers, there are increasing signs of renewed buoyancy in the domestic economy. Japan appears to be bottoming out, even if with glacial slowness. Asia is experiencing lower interest rates, falling debt service costs, a return of consumer expenditure, and a modest upturn in exports. In Europe, domestic demand remains buoyant, particularly in the periphery, and the gloom surrounding the steep decline in exports and depressed German business confidence may have been overdone. The general improvement in the outlook for the global economy has encouraged a recent shift of investment emphasis in all major equity markets towards economically cyclical and commodity-related stocks.


In the light of this assessment, and barring any unforeseen shocks to global financial markets, we remain optimistic that 1999 will continue to provide positive investment opportunities.

MENTOR PERPETUAL GLOBAL PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class A and Class B Shares and the Morgan Stanley Capital International (MSCI) World Index.*


          Morgan Stanley   A Shares    B Shares
3/29/94        10000         9425        10000
9/30/94        10546         9982         9487
9/30/95        12125        10655        10587
9/30/96        13846        12501        12677
9/30/97        17256        15200        15668
9/30/98        17344        14445        14580
3/31/99        21794        17554        17715

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

              1-Year              5-Year         Since Inception++
Class A       (1.48%)             11.93%             11.89%
Class B        2.90%              12.38%             12.35%






PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * MSCI World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 ~ Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class A and Class B Shares from the date of commencement of operations on 3/29/94 through 3/31/99.

MENTOR PERPETUAL GLOBAL PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class Y Share and the Morgan Stanley Capital International (MSCI) World Index.*



            MSCI World Index     Class Y Shares
11/19/97        10000                10000
12/31/97        10304                10278
3/31/98         11790                11832
6/30/98         12050                11600
9/30/98         10608                10187
3/31/99         13329                12410

Total Returns as of 3/31/99

                       1-Year               Since Inception++
Class Y Shares          4.89%                    16.91%




PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * MSCI World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/99.

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                                  SHARES      MARKET VALUE
PREFERRED STOCK - 0.04%
BRAZIL - 0.04%
Embratel Participacoes SA
   (cost $76,209)                    4,700,000              $   78,379
                                                            ----------
COMMON STOCKS - 96.93%
ARGENTINA - 0.09%
Perez Company SA~                        6,637                  61,994
Telecom Argentina SA~                    2,100                  57,619
Telefonica de Argentina SA~              2,020                  61,105
                                                            ----------
                                                               180,718
                                                            ----------
BELGIUM - 0.08%
Cofinimmo                                1,366                 168,065
                                                            ----------
BRAZIL - 0.29%
CIA Paranaense Energy~                   8,500                  63,750
Companhia Energetica                     1,700                  37,914
Electrobras - Centrais Eletricas
   Brasileiras SA                    2,200,000                  46,181
Forca Paulista                         740,000                  53,504
Petroleo Brasileiro SA~                560,000                  78,008
Tele Centro Sul Participacoes
   SA~                                   1,100                  50,806
Tele Norte Leste Participacoes
   SA-*                                  3,800                  58,425
Telecomonicacoes Brasileiras
   SA~                                     920                  74,175
Telerj Celular SA *                    980,000                  36,114
Telesp Participacoes SA~*                2,000                  41,250
Vale do Rio Doche-                       3,650                  53,205
                                                            ----------
                                                               593,332
                                                            ----------
CANADA - 0.58%
Canadian Natural
   Resources *                          27,500                 473,824
MacMillan Bloedel                       17,100                 188,678
Newbridge Networks
   Corporation *                         4,000                 124,000
Northern Telecom                         6,100                 378,962
                                                            ----------
                                                             1,165,464
                                                            ----------
CHILE - 0.11%
Banco Santiago SA~                       1,600                  28,200
Chilectra SA-                            3,450                  74,587
Cia de Telecomunicaciones de
   Chile SA~                             1,700                  40,056
Enersis SA~                              3,000                  80,438
                                                            ----------
                                                               223,281
                                                            ----------
CHINA - 0.20%
First Tractor                          305,000                  57,857
Huaneng Power
   International, Inc. -
   Class A~*                             8,000                  79,500
Pohang Iron & Steel~                     7,500                 134,062
Yanzhou Coal Mining
   Company - Class H                   800,000                 133,173
                                                            ----------
                                                               404,592
                                                            ----------


                                                  SHARES      MARKET VALUE
COMMON STOCKS (CONTINUED)
CROATIA - 0.13%
Zagrebacka Banka                        27,000              $  260,550
                                                            ----------
CZECH REPUBLIC - 0.14%
Ceske Radiokomunikace *                  8,100                 277,627
                                                            ----------
ESTONIA - 0.24%
Eesti Telekom #                         21,700                 479,027
                                                            ----------
FINLAND - 2.68%
Hansabank *                             18,000                 104,903
Huhtamaki                               15,332                 546,053
Metra Oyj - Class B                     47,770                 964,093
Nokia Oyj - Class A                     15,508               2,495,488
Upm-Kymmene Oyj                         47,670               1,317,065
                                                            ----------
                                                             5,427,602
                                                            ----------
FRANCE - 8.22%
Accor SA                                 3,500                 868,796
Alstom SA                               22,640                 671,941
Atos SA                                 14,100               1,293,481
Axa                                      7,520                 996,640
BQE Paribas                              4,280                 477,624
Casino Guichard-Perrachon                8,800                 780,686
Coflexip                                 7,770                 545,075
Colas                                    1,730                 334,585
Compagnie de Saint - Gobain             10,645               1,688,827
Elf Aquitaine SA                         8,200               1,113,311
Entrelec                                10,892                 410,844
Imetal                                   5,130                 592,411
ISIS                                     5,460                 357,687
Sanofi SA                                6,111               1,028,866
Schneider                               17,436                 964,412
Serp Recyclage                           3,039                 459,178
Societe Generale D'Enterprises          12,610                 593,367
Total SA - Class B                      15,050               1,853,294
Usinor SA                               49,160                 647,439
Vivendi                                  3,883                 955,067
                                                            ----------
                                                            16,633,531
                                                            ----------
GERMANY - 3.58%
AVA Allgemeine Handelsge~
   sellschaft der Verbraucher AG         2,420                 901,066
Daimler-Chrysler Benz                   14,193               1,234,614
Deutsche Lufthansa                      44,250                 976,627
Metro AG                                 4,400                 279,224
Porsche AG                                 655               1,615,286
Siemens AG                               9,241                 606,380
Veba AG                                 31,100               1,636,278
                                                            ----------
                                                             7,249,475
                                                            ----------
GREAT BRITAIN - 14.50%
Abbey National PLC                      44,550                 924,254
Allied Zurich PLC *                     20,951                 282,174
Arcadia Group PLC                       55,700                 186,311
Arriva PLC                              35,000                 219,192
Asda Group                             158,000                 387,138
BAA PLC                                 34,250                 380,404

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                             SHARES      MARKET VALUE
COMMON STOCKS (CONTINUED)
GREAT BRITAIN (CONTINUED)
Barclays PLC                                 36,500         $1,059,672
Bass PLC                                     35,571            482,520
BBA Group PLC                                25,397            173,176
BG PLC                                       42,000            247,966
Blue Circle Industries                       46,333            269,627
Britannic Assurance PLC                      19,000            296,785
British Aerospace PLC                        97,000            646,956
British Airways PLC                          62,500            434,988
British-American Tobacco PLC                 62,500            519,366
British Biotech PLC *                       150,000             41,106
Burmah Castrol PLC                           25,000            381,037
Canary Wharf Group                           16,000             85,500
Carlton Communications                       13,500            132,422
Celltech PLC*                                25,000            161,805
Centrica PLC*                               100,000            176,514
Chelsfield PLC                               29,000            136,738
Coats Viyella                                90,000             63,835
Debenhams PLC                                44,000            335,844
Dixons Group                                 13,500            283,776
Emap PLC                                     35,200            690,555
Enterprise Oil PLC                           75,000            430,102
Express Dairies PLC                          48,000             88,209
Fairview Holdings                            89,300            174,181
Frogmore Estates PLC                         35,000            234,143
Gallaher Group PLC                           40,000            234,385
Garban PLC                                   14,800             57,855
Glaxo Wellcome PLC                            1,286             42,974
Granada Group PLC                            36,000            735,846
Great Universal Stores PLC                   18,000            196,293
Greenalls Group PLC                          60,000            323,045
HSBC Holdings PLC                            58,454          1,853,295
Iceland Group PLC                            50,750            209,840
III Group PLC                                51,000            514,647
Imperial Chemical Industries
   PLC                                       40,000            356,574
Inchcape PLC                                 90,000            206,014
Ladbroke Group                              145,412            651,645
Land Securities                              16,000            211,365
Lloyds TSB Group PLC                         86,000          1,310,072
Medeva PLC                                   80,000            159,266
Meggitt PLC                                  75,000            226,688
National Westminster Bank                    47,250          1,096,805
Next PLC                                     38,626            438,658
Northern Foods PLC                           93,400            167,122
Nycomed Amersham PLC                         54,500            469,799
Powderject Pharmaceuticals                   31,559            460,402
PowerGen PLC                                 26,000            286,888
Prudential Corporation PLC                   45,250            592,662
Railtrack Group PLC                           6,000            137,149
Rank Group PLC                               61,750            225,212
Reckitt & Colman PLC                         17,300            186,707
Reuters Group PLC                            30,000            438,383
Rio Tinto                                    25,000            348,595
Rolls-Royce PLC                             161,000            687,111


                                            SHARES          MARKET VALUE
COMMON STOCKS (CONTINUED)
GREAT BRITAIN (CONTINUED)
Sainsbury (J.) PLC                           65,000         $  400,783
Scotia Holdings *                            30,000             49,569
Scottish Power PLC                           22,000            192,392
Securicor PLC                                39,050            348,106
Shell                                        85,000            573,771
Signet Group                                528,500            408,932
Smith (H.W.) Group PLC                       44,750            479,350
Smiths Industries PLC                        23,000            336,650
Spirax-Sarco Engineering PLC                 31,000            245,862
Standard Chartered                           63,500            901,297
Sun Life & Provin Holdings                   32,330            266,834
Tate & Lyle PLC                              35,282            235,745
Telewest Communications *                    48,500            211,091
Tesco PLC                                   134,400            359,102
TI Group PLC                                 27,000            174,858
Trinity PLC                                  39,000            330,686
United Assurance Group PLC                   43,000            304,297
United News & Media PLC                      48,000            454,971
United Utilities                             19,000            228,944
Wolseley                                     12,622             95,324
                                                            ----------
                                                            29,350,157
                                                            ----------
GREECE - 0.19%
Alpha Credit Bank                             2,600            172,817
Chipita                                       6,000            218,579
                                                            ----------
                                                               391,396
                                                            ----------
HONG KONG - 1.43%
Aeon Credit Services                        608,000            109,058
Axa China Region, Limited                   433,000            304,524
Cafe de Coral Holdings, Limited             450,000            126,302
Cheung Kong                                  40,000            304,544
Dah Sing Financial Group                    100,000            246,474
Henderson Investment, Limited               200,000            124,527
HKR International, Limited                  640,000            394,358
Hong Kong Telecom                           108,000            213,301
Hung Hing Printing Group                    181,000             60,143
Hutchison Whampoa, Limited                   48,000            377,841
New World Development                       133,218            262,162
Road King Infrastructure,
   Limited                                  432,544            253,964
Swire Pacific, Limited - Class A             24,000            111,494
Wheelock & Company, Limited                   3,000              2,333
                                                            ----------
                                                             2,891,025
                                                            ----------
INDIA - 0.14%
BSES Limited #*                               8,000             78,000
Hindalco Industries, Limited #                5,000             61,125
Indian Opportunity Fund,
   Limited *                                 11,000            118,250
Mahanagar Telephone Nigam,
   Limited #*                                 2,000             20,200
                                                            ----------
                                                               277,575
                                                            ----------
INDONESIA - 0.15%
Bat Indonesia                                36,000             74,913

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                      SHARES              MARKET VALUE
COMMON STOCKS (CONTINUED)
INDONESIA (CONTINUED)
PT Hajaya Mandala Sampoerna          200,000              $  164,162
PT Indofoods Sukses Mak              114,000                  71,168
                                                          ----------
                                                             310,243
                                                          ----------
IRELAND - 2.18%
Bank of Ireland                       72,465               1,509,816
CRH PLC                               83,100               1,427,984
Elan Corporation PLC~*                13,250                 924,187
Irish Permanent                       36,580                 551,341
                                                          ----------
                                                           4,413,328
                                                          ----------
ITALY - 3.14%
Assicurazioni Generali                15,020                 601,403
Finmeccanica SPA                     882,030                 889,103
Grupo Editoriale L'Espresso          111,550               1,252,060
Ina SPA                              304,000                 918,658
Rinascente SPA                        90,850                 708,901
Telecom Italia Mobile                146,600                 985,698
Telecom Italia SPA                    94,800               1,006,759
                                                          ----------
                                                           6,362,582
                                                          ----------
JAPAN - 13.75%
Asahi Bank                           450,000               2,369,119
Asahi Glass Company, Limited         360,000               2,607,927
Chugai Pharmaceuticals               240,000               2,765,615
DDI Corporation                          550               2,594,449
Funai Electric Company,
   Limited                            24,000               2,213,705
Kokusai Securities Company,
   Limited                           220,000               2,464,726
Nichiei Company                       27,000               2,413,090
Nippon Steel Corporation           1,250,000               2,558,649
Ricoh Company, Limited               270,000               2,813,377
Shin-Etsu Chemical                   100,000               2,619,719
Teijin, Limited                      600,000               2,415,870
                                                          ----------
                                                          27,836,246
                                                          ----------
KOREA - 0.23%
Atlantic Korean Company               20,000                 211,400
CITC Seoul Exel @ *                        2                   8,750
LG Electronics #                       6,400                  18,400
Samsung Electric # (a)                   501                  21,029
Samsung Electronics #(a)              13,500                 209,250
                                                          ----------
                                                             468,829
                                                          ----------
LUXEMBOURG - 0.24%
Benpres Holdings (a)*                 95,200                 251,600
Quilmes Industries SA                  2,100                  19,819
Tata Electric Companies                1,500                 209,400
                                                          ----------
                                                             480,819
                                                          ----------
MALAYSIA - 0.08%
Boustead Holdings Berhad (c)          84,000                  65,432
IOI Corporation (c)                  100,000                  49,474
Nanyang Press Berhad (c)              60,000                  46,106
                                                          ----------
                                                             161,012
                                                          ----------


                                                SHARES      MARKET VALUE
COMMON STOCKS (CONTINUED)
MEXICO - 0.41%
Carso Global Telecom                   7,000              $   36,287
Cemex SA-*                             5,600                  47,029
Cifra SA-                             71,500                 110,705
DESC SA-                               3,002                  80,116
Fomento Economico~                     2,000                  61,875
Grupo Carso SA-                        6,700                  54,579
Grupo Continental SA~                 15,000                  42,227
Grupo Fin Bancomer                   154,000                  51,603
Grupo Televisa #*                      1,400                  43,925
Kimberly-Clark de Mexico SA~           2,680                  48,562
Telefonos de Mexico
   SA - Class L~                       3,890                 254,795
                                                          ----------
                                                             831,703
                                                          ----------
NETHERLANDS - 2.62%
Akzo Nobel                            33,060               1,223,824
ING Groep NV                          29,030               1,599,429
Royal Dutch Petroleum                 32,738               1,740,125
Vendex International NV               30,325                 731,477
                                                          ----------
                                                           5,294,855
                                                          ----------
PHILIPPINES - 0.06%
Bank of the Philippines Island        47,000                 117,652
                                                          ----------
PORTUGAL - 0.80%
BPI SGPS SA                           28,060                 852,488
Cimpor Cimentos de Portugal           13,920                 389,100
Jeronimo Martins                      12,066                 428,871
                                                          ----------
                                                           1,670,459
                                                          ----------
SINGAPORE - 0.84%
DBS Land                             100,000                 147,655
GP Batteries International,
   Limited                           190,000                 278,344
Hong Leong Finance                   100,000                 163,289
Marco Polo Developments,
   Limited                            60,000                  75,738
Overseas Chinese Bank *               30,287                 205,187
Overseas Chinese Bank ~
   Warrants *                        300,000                 203,243
Overseas Union Bank, Limited          50,000                 176,607
United Overseas Bank                  73,000                 456,514
                                                          ----------
                                                           1,706,577
                                                          ----------
SPAIN - 4.46%
Argentaria Corp Bancaria de
   Espana SA                          24,109                 579,197
Autopistas Cesa                       17,390                 222,778
Baron de Ley *                        30,000               1,102,454
Centros Comerciales Continente
   SA                                 40,460               1,124,848
Dragados & Construcciones SA          18,700                 613,532
Endesa SA                             50,450               1,272,998
Prosegur CIA de Seguridad SA         116,895               1,267,897
Tabacalera SA                         65,280               1,322,411
Telefonica SA                         26,626               1,129,042

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                              SHARES      MARKET VALUE
COMMON STOCKS (CONTINUED)
SPAIN (CONTINUED)
Viscofan Envolturas Celulosicas
   SA - Warrants                    29,960              $ 396,419
                                                        ---------
                                                        9,031,576
                                                        ---------
SWEDEN - 1.97%
BPA AB                             265,000                746,361
Celsius AB - Class B                51,760                848,288
Ericsson LM - Class B               38,920                944,970
ForeningsSparbanken AB              45,740              1,074,465
Kinnevik AB                         19,927                381,011
                                                        ---------
                                                        3,995,095
                                                        ---------
SWITZERLAND - 1.80%
Jelmoli Holding AG                     785                744,538
Novartis AG                            896              1,453,284
UBS AG *                             4,565              1,433,983
                                                        ---------
                                                        3,631,805
                                                        ---------
TAIWAN - 0.20%
Formosa Growth Fund *                5,000                 83,125
Taipei Fund *                           20                159,500
Taiwan Semiconductor~                5,900                134,778
                                                        ---------
                                                          377,403
                                                        ---------
THAILAND - 0.08%
Electricity Generating Public
   Company                          40,000                 79,819
Thai Airways - Alien
   Marketing *                      50,000                 75,163
                                                        ---------
                                                          154,982
                                                        ---------
TURKEY - 0.26%
Akbank                           5,000,000                160,836
Haci Omer Sabanci~                  42,000                248,850
Turkiye IS Bankasi               2,700,000                117,612
                                                        ---------
                                                          527,298
                                                        ---------
UNITED STATES - 31.02%
Alcoa, Inc.                         28,800              1,186,200
AlliedSignal, Inc.                  16,000                787,000
Allstate Corporation                21,000                778,312
Anadarko Petroleum
   Corporation                      12,000                453,000
Anheuser-Busch Companies,
   Inc.                              7,000                533,312
Arden Realty Group, Inc.            25,000                556,250
Associates First Capital
   Corporation                      21,200                954,000
AT&T Corporation                    10,878                868,200
Aurora Foods, Inc. *                 9,800                160,475
Avon Products                       14,500                682,406
BankAmerica Corporation             13,300                939,312


                                     SHARES           MARKET VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
BankBoston Corporation *            18,000              $ 779,625
Bell Atlantic Corporation            5,300                273,944
Bethlehem Steel Corporation         57,000                470,727
Bristol-Myers Squibb
   Company *                         9,400                604,538
Cardinal Health, Inc.                8,700                574,200
Case Corporation                    16,000                406,000
Chancellor Media
   Corporation *                    12,000                565,500
Chase Manhattan Corporation          4,700                382,169
Chevron Corporation                  7,000                619,063
Citigroup, Inc.                     20,700              1,322,213
Columbia/HCA Healthcare
   Corporation                      39,100                740,456
Compuware Corporation *             14,000                334,250
Conseco, Inc.                       39,100              1,207,212
Dayton-Hudson Corporation           15,000                999,375
El Paso Energy Corporation          20,000                653,750
Enron Corporation                   11,000                706,750
Federal National Mortgage
   Association                      10,300                713,275
Federated Department Stores,
   Inc. *                           37,000              1,484,625
General Electric Company            32,800              3,628,500
Global Telesystems Group,
   Inc. *                            5,900                330,031
Halliburton Company                 17,500                673,750
HealthSouth Corporation *           65,400                690,735
Hewlett-Packard                     30,600              2,075,062
Home Depot, Inc.                    22,200              1,381,950
Honeywell, Inc.                     10,000                758,125
Household International             15,000                684,375
Infinity Broadcasting *             15,000                386,250
Intel Corporation                    6,700                798,138
International Business
   Machines, Inc.                    5,400                957,150
Johnson & Johnson                    8,500                796,344
Lilly (Eli) & Company                6,000                509,250
Mail-Well Holdings*                 19,600                262,150
MBNA Corporation                    11,800                281,725
McDonald's Corporation              18,000                815,625
MCI WorldCom, Inc. *                13,400              1,186,738
McKesson HBOC, Inc.                  9,000                594,000
Mead Corporation                    51,000              1,568,250
Merck & Company, Inc.                9,000                721,688
Microsoft Corporation *             20,500              1,837,312

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      MARKET VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
Monsanto                           15,500      $   712,031
Motorola, Inc.                     14,300        1,047,475
Noble Affiliates, Inc.             11,000          319,000
Ocular Sciences, Inc. *             5,000          143,438
Pharmacia & Upjohn                 15,000          935,625
Philip Morris Companies, Inc.      28,000          985,250
Platinum Technology
   International *                 49,800        1,269,900
Procter & Gamble Company            8,500          832,469
Provident Companies, Inc.          20,000          691,250
Republic Services, Inc. *          19,000          307,562
SBC Communications, Inc.            6,200          292,175
Sears Roebuck & Company             7,700          347,944
Smurfit-Stone Container
   Corporation *                   27,400          529,162
Stewart Enterprises                37,000          594,312
Suiza Foods Corporation *          10,100          340,244
Sybron International
   Corporation *                   25,000          625,000
Symantec Corporation *             11,000          186,312
Texaco, Inc.                       13,000          737,750
Time Warner, Inc.                  10,000          710,625
Tosco Corporation                  12,800          317,600
Travelers Property and
   Casualty - Class A               9,000          321,750
Tyco International Limited         15,000        1,076,250
U.S. Foodservice *                 29,600        1,376,400
Wal-Mart Stores, Inc.              14,100        1,299,844
Warner-Lambert Company             15,000          992,812
Washington Mutual, Inc.            38,500        1,573,688
Waste Management, Inc.             33,800        1,499,875
Wells Fargo Company                23,500          823,969
Xerox Corporation                   4,500          240,187
                                               -----------
                                                62,803,186
                                               -----------
TOTAL COMMON STOCKS
   (COST $184,297,637)                         196,149,066
                                               -----------
CORPORATE BONDS - 0.19%
GREAT BRITIAN - 0.01%
Scotia Holdings, 8.50%,
   3/26/02                        $19,000           18,530
                                               -----------
MALAYSIA - 0.03%
Telekom Malaysia Berhad,
   4.00%, 10/03/04-(a)(b)          70,000           58,625
                                               -----------
THAILAND - 0.15%
PTTEP International, Limited,
   7.63%, 10/01/06                300,000          280,500
                                               -----------
TOTAL CORPORATE BONDS
   (COST $311,140)                                 357,655
                                               -----------
TOTAL LONG-TERM
   INVESTMENTS
   (COST $184,684,986)                         196,585,101
                                               -----------


                                            PRINCIPAL
                                              AMOUNT        MARKET VALUE
SHORT-TERM
   INVESTMENT - 1.63%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 3/31/99, 4.95%, due
   4/01/99, collateralized  by
   Federal National Mortgage
   Association  $3,312,248,
   7.50%, 11/01/27,  market
   value $3,403,335 (cost
   $3,333,062)                            $3,333,062      $  3,333,062
                                                          ------------
TOTAL INVESTMENTS (COST
$188,574,104)-98.75%                                       199,918,163
OTHER ASSETS LESS
   LIABILITIES - 1.25%                                       2,528,545
                                                          ------------
NET ASSETS - 100.00%                                      $202,446,708
                                                          ============

 *   Non-income producing.
 ~   American Depository Receipts.
 #   Global Depoistory Receipts.
 @   International Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933). Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities.
(c) These securities are considered illiquid due to a one year moratorium on the repatriation of assets from Malaysia.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $162,300,760 and $140,685,888, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $188,574,104. Net unrealized appreciation aggregated $11,344,059, of which $22,716,961 related to appreciated investment securities and $11,372,902 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                $196,585,101
Repurchase agreements                                   3,333,062
                                                     ------------
  Total investments
     (cost $188,574,104)                              199,918,163
Receivables
Collateral for securities
  loaned (Note 2)                                      38,767,594
  Investments sold                                      4,458,626
  Fund shares sold                                      1,228,840
  Dividends and interest                                1,030,879
Unrealized appreciation on
  forward foreign currency
  exchange contracts (Note 6)                               1,140
                                                     ------------
     TOTAL ASSETS                                     245,405,242
                                                     ------------
LIABILITIES
Payables
  Investments purchased           $ 3,776,771
  Securities loaned (Note 2)       38,767,594
  Fund shares redeemed                261,608
  Unrealized depreciation on
     forward foreign currency
     exchange contracts
     (Note 6)                           2,596
Accrued expenses and other
  liabilities                         149,965
                                   ----------
     TOTAL LIABILITIES                                 42,958,534
                                                     ------------
NET ASSETS                                           $202,446,708
                                                     ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                         $177,809,623
  Accumulated undistributed
     net investment loss                                 (350,537)
  Accumulated net realized
     gain on investment
     transactions                                      13,606,911
  Net unrealized appreciation
     of investments and foreign
     currency related
     transactions                                      11,380,711
                                                     ------------
NET ASSETS                                           $202,446,708
                                                     ============
NET ASSET VALUE PER SHARE
Class A Shares                                       $      21.19
Class B Shares                                       $      20.25
Class Y Shares                                       $      21.27
OFFERING PRICE PER SHARE
Class A Shares                                       $      22.48(a)
Class B Shares                                       $      20.25
Class Y Shares                                       $      21.27
SHARES OUTSTANDING
Class A Shares                                          3,998,046
Class B Shares                                          5,812,536
Class Y Shares                                                 58

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Dividends (b)                                            $ 1,405,493
Interest                                                     256,459
                                                         -----------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                       1,661,952
EXPENSES
Management fee (Note 4)                 $  945,039
Distribution fee (Note 5)                  416,023
Shareholder service fee (Note 5)           226,909
Transfer agent fee                         146,975
Custodian and accounting fees              122,065
Administration fee (Note 4)                 90,764
Registration expenses                       26,761
Shareholder reports and postage
  expenses                                  26,262
Legal fees                                   4,063
Audit fees                                   2,856
Organizational expenses                      2,712
Directors' fees and expenses                 2,110
Miscellaneous                                3,565
                                        ----------
  Total expenses                                           2,016,104
                                                         -----------
NET INVESTMENT LOSS                                         (354,152)
                                                         -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN
  CURRENCY RELATED TRANSACTIONS
Net realized gain on investments
  and foreign currency related
  transactions (Note 2)                 14,279,955
Change in unrealized appreciation
  (depreciation) on investments
  and foreign currency related
  transactions                          19,653,366
                                        ----------
NET GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS                                            33,933,321
                                                         -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                        $33,579,169
                                                         ===========

(b) Net of withholding taxes of $117,672.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                              ENDED 3/31/99        YEAR ENDED
                                                                               (UNAUDITED)           9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment loss                                                          $    (354,152)     $   (757,843)
 Net realized gain on investments                                                14,279,955        14,799,387
 Change in unrealized appreciation (depreciation) on investments                 19,653,366       (25,459,714)
                                                                              -------------      -------------
 Increase (decrease) in net assets resulting from operations                     33,579,169       (11,418,170)
                                                                              -------------      -------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                                        (4,794,385)       (2,382,830)
  Class B                                                                        (8,453,299)       (4,553,653)
  Class Y                                                                               (85)               (8)
                                                                              -------------      ---------------
  Total distributions to shareholders                                           (13,247,769)       (6,936,491)
                                                                              -------------      --------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                    58,623,898        78,893,773
 Reinvested distributions                                                        12,654,682         6,732,722
 Shares redeemed                                                                (47,452,979)      (44,567,723)
                                                                              -------------      --------------
 Change in net assets resulting from capital share transactions                  23,825,601        41,058,772
                                                                              -------------      --------------
 Increase in net assets                                                          44,157,001        22,704,111
Net Assets
 Beginning of period                                                            158,289,707       135,585,596
                                                                              -------------      --------------
 End of period (including accumulated undistributed net investment income
  (loss) of ($350,537) and $3,616, respectively)                              $ 202,446,708      $158,289,707
                                                                              =============      ==============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES


                                                                   SIX MONTHS          YEAR         YEAR
                                                                 ENDED 3/31/99        ENDED         ENDED
                                                                  (UNAUDITED)        9/30/98       9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $     18.92        $  20.94      $  17.86
                                                                 -----------        --------      --------
Income from investment operations
 Net investment income (loss)                                          (0.04)          (0.03)         0.04
 Net realized and unrealized gain (loss) on investments                 3.90           (0.97)         3.67
                                                                 -----------        --------      --------
 Total from investment operations                                       3.86           (1.00)         3.71
                                                                 -----------        --------      --------
Less distributions
 From capital gains                                                    (1.59)          (1.02)        (0.63)
                                                                 -----------        --------      --------
Net asset value, end of period                                   $     21.19        $  18.92      $  20.94
                                                                 ===========        ========      ========
TOTAL RETURN*                                                          21.52%          (4.97%)       21.59%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                         $    84,733        $ 59,012      $ 46,556
Ratio of expenses to average net assets                                 1.76% (a)       1.75%         1.89%
Ratio of expenses to average net asset excluding waiver                 1.76% (a)       1.75%         1.89%
Ratio of net investment income (loss) to average net assets            (0.07%)(a)      (0.01%)        0.07%
Portfolio turnover rate                                                   80%            162%          128%



                                                                  YEAR         YEAR             PERIOD
                                                                  ENDED        ENDED            ENDED
                                                                 9/30/96      9/30/95        9/30/94 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  15.88    $  14.23        $    14.18
                                                                --------    --------        ----------
Income from investment operations
 Net investment income (loss)                                      (0.04)       0.05             (0.01)
 Net realized and unrealized gain (loss) on investments             2.82        1.60              0.06
                                                                --------    --------        -----------
 Total from investment operations                                   2.78        1.65              0.05
                                                                --------    --------        -----------
Less distributions
 From capital gains                                                (0.80)          --                --
                                                                --------    ---------       -----------
Net asset value, end of period                                  $  17.86    $  15.88        $    14.23
                                                                ========    =========       ===========
TOTAL RETURN*                                                      18.40%      11.60%             0.35%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $ 13,098    $  6,854       $     8,882
Ratio of expenses to average net assets                             1.95%       2.06%             2.09% (a)
Ratio of expenses to average net asset excluding waiver             1.95%       2.11%             3.18% (a)
Ratio of net investment income (loss) to average net assets        (0.21%)      0.26%           (0.10%) (a)
Portfolio turnover rate                                              130%        155%                2%

(a) Annualized.
(c) For the period from March 29, 1994 (commencement of operations), to September 30, 1994.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES


                                                           SIX MONTHS           YEAR
                                                         ENDED 3/31/99         ENDED
                                                          (UNAUDITED)         9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $     18.21         $  20.32
                                                         -----------         --------
Income from investment operations
 Net investment loss                                           (0.06)           (0.12)
 Net realized and unrealized gain (loss) on
  investments                                                   3.69            (0.97)
                                                         -----------         --------
 Total from investment operations                               3.63            (1.09)
                                                         -----------         --------
Less distributions
 From capital gains                                            (1.59)           (1.02)
                                                         -----------         --------
Net asset value, end of period                           $     20.25         $  18.21
                                                         ===========         ========
TOTAL RETURN*                                                  21.20%           (5.65%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $   117,713         $ 99,277
Ratio of expenses to average net assets                         2.51% (a)        2.51%
Ratio of expenses to average net asset excluding
  waiver                                                        2.51% (a)        2.51%
Ratio of net investment loss to average net assets             (0.68%)(a)       (0.77%)
Portfolio turnover rate                                           80%             162%



                                                         YEAR         YEAR         YEAR             PERIOD
                                                         ENDED        ENDED        ENDED             ENDED
                                                        9/30/97      9/30/96      9/30/95         9/30/94 (d)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $  17.46     $  15.67     $  14.15       $     14.18
                                                       --------     --------     --------       -----------
Income from investment operations
 Net investment loss                                      (0.02)       (0.05)       (0.05)            (0.04)
 Net realized and unrealized gain (loss) on
  investments                                              3.51         2.64         1.57              0.01
                                                       --------     --------     --------       ------------
 Total from investment operations                          3.49         2.59         1.52             (0.03)
                                                       --------     --------     --------       ------------
Less distributions
 From capital gains                                       (0.63)       (0.80)          --                 --
                                                       --------     --------     --------       ------------
Net asset value, end of period                         $  20.32     $  17.46     $  15.67       $     14.15
                                                       ========     ========     ========       ============
TOTAL RETURN*                                             20.74%       17.39%       10.74%            (0.21%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $ 89,030     $ 42,131     $ 12,667       $     7,987
Ratio of expenses to average net assets                    2.64%        2.70%        2.72%             2.79% (a)
Ratio of expenses to average net asset excluding
  waiver                                                   2.64%        2.70%        2.79%             3.93% (a)
Ratio of net investment loss to average net assets        (0.68%)      (0.91%)      (0.40%)           (0.82%)(a)
Portfolio turnover rate                                     128%         130%         155%                2%

(a) Annualized.
(d) For the period from March 29, 1994 (commencement of operations) to September 30, 1994.
*  Total  return  does  not  reflect  sales  commissions  and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES


                                                             SIX MONTHS                PERIOD
                                                           ENDED 3/31/99               ENDED
                                                            (UNAUDITED)             9/30/98 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $   18.96               $   18.81
                                                           ---------               ---------
Income from investment operations
 Net investment income                                             --                     --
 Net realized and unrealized gain on investments                3.90                    0.30
                                                           ----------              ----------
 Total from investment operations                               3.90                    0.30
                                                           ----------              ----------
Less distributions
 From capital gains                                           ( 1.59)                 ( 0.15)
                                                           ----------              ----------
Net asset value, end of period                             $   21.27               $   18.96
                                                           ==========              ==========
TOTAL RETURN                                                   21.83%                   1.60%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $       1              $        1
Ratio of expenses to average net assets                         1.50% (a)               1.50% (a)
Ratio of net investment loss to average net assets             (0.07%)(a)              (0.02%)(a)
Portfolio turnover rate                                           80%                    162%

(a)  Annualized.
(e) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
(f) Income is less than $0.005 per share.
 *  Total return doesnot reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE LARGE-CAPITALIZATION GROWTH MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
It is now becoming increasingly apparent that the stock market may be evolving into a once-in-a-lifetime event, one to be written and talked about long after we are all gone. What was once a great bull market powered by strong earnings and declining inflation expectations has become an emotionally-charged environment where fundamental considerations are giving way to price momentum and speculation on a historic scale.


As we have commented on repeatedly, most of the market's action has narrowed to a fairly limited group of stocks, the mega-sized blue chip growth stocks and Internet concepts, both of which have been in the spotlight for quite a while. This narrowness can be illustrated innumerable ways. The number of stocks reaching new highs is extremely low despite repeated records by the major indexes. On the day the Dow Jones Industrial Average first closed above 10,000 only 44 New York Stock Exchange stocks hit new highs and 88 made new lows. While the S&P 500 has returned 18% over the past twelve months, about 60% of the stocks in the index have actually DECLINED over the same period and the largest 50 stocks in the index are up an average 47%. It is starkly clear that the recent record breaking advances are riding on a select group.


There is no doubt many of today's most popular mega-cap stocks have shown fantastic earnings growth. But in most cases these stocks have now far outpaced their earnings as price momentum has become the driving force. The largest five stocks in the NASDAQ composite gained an average 110% over the last 12 months and now trade at an average 67 times trailing earnings. This valuation level implies very little perceived risk to these companies' outlooks, despite the inherently volatile nature of this sector. Naturally, the higher these stocks' valuations rise, the more people seem to consider valuation irrelevant. Several thoughtful observers including Warren Buffett, Bill Gates, and Alan Greenspan have warned about these valuations, but most consider their rhetoric out-of-date.


The performances, and particularly the valuations, of most Internet stocks are beyond adequate description. We never imagined we would see this level of speculation. Companies that were conceptualized less than two years ago and organized less than one year ago have since gone public with multi-billion dollar market values on minuscule revenues, income losses, and vague plans.


The enticement of apparently easy gains in the obvious stocks that continue to go up without pause is incredible, but we know temptation is a deadly investment platform. Many people chasing today's most popular stocks decry the notion of temptation. They say they are buying these stocks with an eye toward the long-term, and this view obviates short-term valuation concerns. We believe the truth is precisely the opposite, that current demand is proportional to recent gains, and it's the long-term view that often crystallizes the level of speculation. For instance, if we assume the stock of America Online appreciates 20% a year over the next 10 years, a rate probably well below virtually all current owners' expectations, and its shares outstanding increase by 5% a year due to employee options, then it will have a market value exceeding $1.9 TRILLION. Assuming at that size the market will have priced the stock at a lower but arguably extreme P/E ratio of 50 then America Online will need net income of $39 billion, all in just ten years.

MENTOR CAPITAL GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE LARGE-CAPITALIZATION GROWTH MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

By comparison, Microsoft currently has net income of $6.6 billion. It may happen, but it certainly seems a stretch.



MANAGEMENT STRATEGY
Fortunately, we know that long-term investment success is founded on consistent execution of a sound fundamental discipline, not popularity contests. In fact, we are increasingly comfortable with our current holdings. These are substantial companies and their results are generally tracking our expectations including average estimated earnings growth of 14-15% this quarter and year. These stocks trade at an average P/E ratio of 21.5 times estimated 1999 earnings-per-share, about 20% below the S&P 500's valuation, despite our belief that their outlooks are better than average.



PERFORMANCE REVIEW
Our "quality-growth-at-a-reasonable-price" investment philosophy and strategy are clearly out of sync with prevailing sentiment. After a few excellent years, our recent returns have slipped behind the S&P 500. This under-performance mostly reflects our lack of exposure to today's most popular stocks, not fundamental disappointments in our holdings. For the six-month period ending March 31, 1999 the Mentor Capital Growth A shares returned 19.63%, compared to 27.34% for the S&P 500.

MARKET OUTLOOK
We have no idea how the stock market will progress over the remainder of the year. The economy appears to be in remarkably good shape with solid growth and low inflation likely to continue. If market momentum continues along current lines our performance will continue to compare poorly to the major averages. In fact, it is very possible that current trends may grow even more extreme. At some point the speculative excess building today will be quashed. We have no idea when or what the catalyst may be, but it will certainly seem obvious when we look back. Between now and then the market could experience some significant volatility. Our singular goal is to get through this highly unusual period with our discipline intact, as we know most others will not.

MENTOR CAPITAL GROWTH PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class A and Class B Shares and the S&P 500.~


            Class A Shares   Class B Shares        S&P 550

4/29/92         9450              10000             10000
9/30/92         9524              10061             10215
9/30/93        10306              10818             11543
9/30/94        10165              10601             11965
9/30/95        12216              12443             15521
9/30/96        15185              15532             18680
9/30/97        20467              20928             26236
9/30/98        22660              22767             28608
3/31/99        27116              27129             36430

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                 1-Year       5-Year           Since Inception+++
Class A          3.67%           20.91%             15.49%
Class B          8.01%           21.42%             15.64%




 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares of rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 ++ Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Capital Growth Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 3/31/99.

Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class Y Shares and the S&P 500.~

            Class Y Shares       S&P 500
11/19/97        10000             10000
12/31/97        10300             10643
3/31/98         11835             12127
6/30/98         12200             12450
9/30/98         10895             11281
3/31/99         13055             14366

                          Total Returns as of 3/31/99

                         1-Year                 Since Inception++
Class Y Shares           10.32%                       22.87%





PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

 +  Represents a  hypothetical  investment of $10,000 in Mentor  Capital  Growth
    Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Capital Growth Portfolio Class Y from the date of issuance on 11/19/97 through 3/31/99.

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                    SHARES      MARKET VALUE
COMMON STOCKS - 95.00%
BASIC MATERIALS - 4.88%
Bemis, Inc.                        172,784     $ 5,367,103
Sherwin-Williams Company           736,600      20,716,875
                                               -----------
                                                26,083,978
                                               -----------
CAPITAL GOODS & CONSTRUCTION - 9.45%
Emerson Electric Company           358,600      18,983,388
Illinois Tool Works                331,700      20,523,938
W. W. Grainger, Inc.               256,300      11,036,918
                                               -----------
                                                50,544,244
                                               -----------
CONSUMER CYCLICAL - 13.32%
Chancellor Media
   Corporation *                   379,750      17,895,719
Interpublic Group
   Companies, Inc.                 252,800      19,686,800
Newell Rubbermaid, Inc.            501,419      23,817,383
Royal Caribbean Cruises,
   Limited                         252,600       9,851,400
                                               -----------
                                                71,251,302
                                               -----------
CONSUMER STAPLES - 8.17%
Bristol-Myers Squibb
   Company                         341,500      21,962,719
Sysco Corporation                  826,500      21,747,281
                                               -----------
                                                43,710,000
                                               -----------
FINANCIAL - 16.74%
American Express Company           156,500      18,388,750
Federal National Mortgage
   Association                     219,600      15,207,300
SouthTrust Corporation             481,500      17,965,969
Washington Mutual, Inc.            483,640      19,768,785
Wells Fargo Company                519,800      18,225,487
                                               -----------
                                                89,556,291
                                               -----------
HEALTH - 7.86%
Johnson & Johnson                  240,600      22,541,212
Tenet Healthcare Corporation     1,031,000      19,524,563
                                               -----------
                                                42,065,775
                                               -----------
TECHNOLOGY - 22.45%
Automatic Data Processing          515,000      21,308,125
Computer Sciences
   Corporation                     339,150      18,716,841
MCI WorldCom, Inc.                 185,750      16,450,484
Sun Microsystems, Inc.*            183,350      22,907,291
SunGard Data Systems, Inc.*        550,000      22,000,000
Xerox Corporation                  350,000      18,681,250
                                               -----------
                                               120,063,991
                                               -----------



                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT         MARKET VALUE
COMMON STOCKS (CONTINUED)
TRANSPORTATION & SERVICES - 1.31%
Werner Enterprises, Inc.                    446,312      $  7,029,414
                                                         ------------
UTILITY - 2.67%
MediaOne Group*                             225,000        14,287,500
                                                         ------------
MISCELLANEOUS - 8.15%
Tyco International Limited                  295,600        21,209,300
UNUM Corporation                            471,100        22,406,694
                                                         ------------
                                                           43,615,994
                                                         ------------
TOTAL COMMON STOCKS (COST
$451,750,680)                                             508,208,489
                                                         ------------
SHORT-TERM INVESTMENT - 3.32%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated  3/31/99,  4.95%,
   due 4/01/99  collateralized
   by $28,720,000 Federal
   Home Loan Mortgage
   Corporation,  7.50%,
   11/01/27, market value
   $18,147,748 (cost
   $17,773,445)                         $17,773,445        17,773,445
                                                         ------------
TOTAL INVESTMENTS
   (COST $469,524,125)-98.32%                             525,981,934
OTHER ASSETS LESS LIABILITIES - 1.68%                       8,960,759
                                                         ------------
NET ASSETS - 100.00%                                     $534,942,693
                                                         ============

* Non-income producing.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $289,346,132 and $182,295,844, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $469,524,125. Net unrealized appreciation aggregated $56,457,809, of which $71,039,062 related to appreciated investment securities and $14,581,253 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                 $508,208,489
Repurchase agreements                                   17,773,445
                                                      ------------
  Total investments
     (cost $469,524,125)                               525,981,934
Collateral for securities loaned
   (Note 2)                                             22,282,979
Receivables
  Investments sold                                       8,481,730
  Fund shares sold                                       1,910,950
  Dividends and interest                                   452,073
                                                      ------------
     TOTAL ASSETS                                      559,109,666
                                                      ------------
LIABILITIES
Payables
  Investments purchased             $1,095,869
  Securities loaned (Note 2)        22,282,979
  Fund shares redeemed                 703,600
Accrued expenses and other
   liabilities                          84,525
                                    ----------
     TOTAL LIABILITIES                                  24,166,973
                                                      ------------
NET ASSETS                                            $534,942,693
                                                      ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                          $463,096,410
  Accumulated undistributed net
     investment loss                                    (1,003,192)
  Accumulated net realized gain
     on investment transactions                         16,391,666
  Net unrealized appreciation of
     investments                                        56,457,809
                                                      ------------
NET ASSETS                                            $534,942,693
                                                      ============
NET ASSET VALUE PER SHARE
Class A Shares                                        $      24.27
Class B Shares                                        $      22.95
Class Y Shares                                        $      24.34
OFFERING PRICE PER SHARE
Class A Shares                                        $      25.75(a)
Class B Shares                                        $      22.95
Class Y Shares                                        $      24.34
SHARES OUTSTANDING
Class A Shares                                          11,553,848
Class B Shares                                          11,088,831
Class Y Shares                                                  54

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Dividends                                               $ 2,337,247
Interest                                                    607,297
                                                        -----------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                      2,944,544
EXPENSES
Management fee (Note 4)                 $1,796,157
Distribution fee (Note 5)                  881,368
Shareholder service fee (Note 5)           561,297
Transfer agent fee                         323,963
Administration fee (Note 4)                224,520
Shareholder reports and postage
   expenses                                 56,547
Custodian and accounting fees               38,746
Registration expenses                       32,333
Legal fees                                  10,583
Audit fees                                   7,440
Directors' fees and expenses                 5,496
Miscellaneous                                9,286
                                        ----------
  Total expenses                                          3,947,736
                                                        -----------
NET INVESTMENT LOSS                                      (1,003,192)
                                                        -----------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS
Net realized gain on investments
   (Note 2)                             18,899,025
Change in unrealized appreciation
   (depreciation) on investments        49,993,788
                                        ----------
NET GAIN ON INVESTMENTS                                  68,892,813
                                                        -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                      $67,889,621
                                                        ===========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                              ENDED 3/31/99       YEAR ENDED
                                                                               (UNAUDITED)          9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment loss                                                          $  (1,003,192)    $  (1,099,960)
 Net realized gain on investments                                                18,899,025        45,438,253
 Change in unrealized appreciation (depreciation) on investments                 49,993,788       (32,273,002)
                                                                              -------------     -------------
 Increase in net assets resulting from operations                                67,889,621        12,065,291
                                                                              -------------     -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                                --           (29,728)
  Class B                                                                                --           (52,910)
 From net realized gain on investments
  Class A                                                                       (16,354,928)       (5,934,313)
  Class B                                                                       (23,292,331)      (10,484,517)
  Class Y                                                                              (124)              (12)
                                                                              -------------     -------------
  Total distributions to shareholders                                           (39,647,383)      (16,501,480)
                                                                              -------------     -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                   202,131,046       220,347,636
 Reinvested distributions                                                        38,811,637        16,089,732
 Shares redeemed                                                                (76,111,172)      (69,421,743)
                                                                              -------------     -------------
 Change in net assets resulting from capital share transactions                 164,831,511       167,015,625
                                                                              -------------     -------------
 Increase in net assets                                                         193,073,749       162,579,436
Net Assets
 Beginning of period                                                            341,868,944       179,289,508
                                                                              -------------     -------------
 End of period (including accumulated undistributed net investment income
  (loss) of ($1,003,192) and $0, respectively)                                $ 534,942,693     $ 341,868,944
                                                                              =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS A SHARES


                                                   SIX MONTHS          YEAR         YEAR        YEAR        YEAR        YEAR
                                                 ENDED 3/31/99         ENDED       ENDED       ENDED       ENDED       ENDED
                                                  (UNAUDITED)         9/30/98     9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year               $   22.71          $  22.42     $ 19.36     $ 16.02     $ 14.88     $  15.26
                                                 ---------           -------      -------     -------     -------     -------
Income from investment operations
 Net investment income (loss)                        (0.08)            (0.10)      (0.02)       0.11        0.02         0.09
 Net realized and unrealized gain (loss) on
  investments                                         4.19              2.34        5.87        3.73        2.91        (0.30)
                                                 ----------          --------     -------     -------     -------     -------
 Total from investment operations                     4.11              2.24        5.85        3.84        2.93        (0.21)
                                                 ----------          --------     -------     -------     -------     -------
Less distributions
 From net investment loss                             -                (0.01)        -           -           -          (0.04)
 From net realized capital loss                      (2.55)            (1.94)      (2.79)      (0.50)      (1.79)       (0.13)
                                                 ----------          --------     -------    -------     -------     -------
 Total distributions                                 (2.55)            (1.95)      (2.79)      (0.50)      (1.79)       (0.17)
                                                 ----------          --------     -------     -------     -------     -------
Net asset value, end of year                     $   24.27          $  22.71     $ 22.42     $ 19.36     $ 16.02     $  14.88
                                                 ==========          ========     =======     =======     =======     =======
TOTAL RETURN*                                        19.66%            10.72%      34.78%      24.63%      20.18%       (1.37%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)           $ 280,401          $145,117     $65,703     $31,889     $29,582     $ 21,181
Ratio of expenses to average net assets               1.36% (a)         1.34%       1.41%       1.43%       1.87%        1.70%
Ratio of net investment income (loss) to
 average net assets                                  (0.05%)(a)         0.06%       0.53%       0.51%       0.27%        0.53%
Portfolio turnover rate                                 42%              104%         64%         98%        157%         149%

(a) Annualized.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS B SHARES


                                                   SIX MONTHS          YEAR         YEAR         YEAR        YEAR        YEAR
                                                 ENDED 3/31/99         ENDED        ENDED       ENDED       ENDED       ENDED
                                                  (UNAUDITED)         9/30/98      9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year               $   21.72           $ 21.68     $  18.92      $ 15.79     $ 14.80     $ 15.23
                                                 ---------           -------      -------      -------     -------     -------
Income from investment operations
 Net investment income (loss)                        (0.06)            (0.08)           -        (0.04)       0.25       (0.04)
 Net realized and unrealized gain (loss) on
  investments                                         3.84              2.07         5.55         3.67        2.53       (0.26)
                                                 ----------          -------      -------      -------     -------     -------
 Total from investment operations                     3.78              1.99         5.55         3.63        2.78       (0.30)
                                                 ----------          -------      -------      -------     -------     -------
Less distributions
 From net investment loss                                 -            (0.01)           -            -           -           -
 From capital loss                                   (2.55)            (1.94)       (2.79)       (0.50)      (1.79)      (0.13)
                                                 ----------          -------      -------      -------     -------     -------
 Total distributions                                 (2.55)            (1.95)       (2.79)       (0.50)      (1.79)      (0.13)
                                                 ----------          -------      -------      -------     -------     -------
Net asset value, end of year                     $   22.95          $  21.72     $  21.68      $ 18.92     $ 15.79     $ 14.80
                                                 ==========          =======      =======      =======     =======     =======
TOTAL RETURN*                                        18.97%             9.86%       33.88%       23.64%      19.26%      (2.00%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)           $ 254,541          $196,751     $113,587      $68,213     $57,648     $41,106
Ratio of expenses to average net assets               2.11% (a)         2.09%        2.16%        2.18%       2.56%       2.46%
Ratio of net investment loss to average net
 assets                                              (0.80%)(a)        (0.70%)      (0.22%)      (0.24%)     (0.41%)     (0.22%)
Portfolio turnover rate                                 42%              104%          64%          98%        157%        149%

(a) Annualized.
 *  Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS Y SHARES


                                                             SIX MONTHS            PERIOD
                                                            ENDED 3/31/99           ENDED
                                                             (UNAUDITED)         9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $   22.74            $  20.81
                                                            ---------            --------
Income from investment operations
 Net investment income                                           0.16                0.02
 Net realized and unrealized gain on investments                 1.44                2.16
                                                            ---------            --------
 Total from investment operations                                1.60                2.18
                                                            ---------            --------
Less distributions
 From net realized capital gain                                     -               (0.25)
                                                            ---------            --------
 Total distributions                                                -               (0.25)
                                                            ---------            --------
Net asset value, end of period                              $   24.34            $  22.74
                                                            =========            ========
TOTAL RETURN*                                                   19.83%              10.56%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $       1            $      1
Ratio of expenses to average net assets                          1.09%(a)            1.09%(a)
Ratio of net investment income to average net assets           ( 0.04%)(a)           0.38%(a)
Portfolio turnover rate                                            42%                104%

(a) Annualized.
(b) Reflects operations for the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE INCOME AND GROWTH MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
A number of milestones have been reached so far in 1999. The Dow Jones Industrial Average exceeded 10,000 for the first time. The Senate refused to oust President Clinton from office. The US economy continued its robust growth, with few signs of inflation. After four years of consecutive 20% plus returns, the stock market has gotten off to another good start, with the S&P500 returning 5.0% in the first quarter. The trends at play in 1998 continued to prevail, with a narrow group of stocks led by large-capitalization growth stocks, dominating the market. Large-capitalization technology issues, especially Internet-related companies, and capital markets-oriented financial stocks provided the leadership. Growth continued to outperform value.


Interest rates rose again during the first quarter of 1999 as the bond market realigned yields in response to a somewhat stronger worldwide economic environment. Following three easing moves by the Federal Reserve in 1998, the bond market had established a yield curve that clearly envisioned further aggressive easing by the Fed. The Fed has now stated that global economic and financial situations have, for the moment, stabilized and that further lowering of the short rate is not warranted. With little immediate hope of further actions by the Fed to lower short-term yields, focus has moved to the strength of the US economy. The strong economy and generally rising interest rates have permitted both corporate and mortgage sectors to perform well. Corporate bonds have been supported by the fact that the robust US economy means that corporate balance sheets are strong and can easily support the current ratings of their debt. Rising interest rates mean lower refinancing volume, a clear benefit for mortgage-backed securities.

PORTFOLIO PERFORMANCE
For the six month period ended March 31, 1999, the Mentor Income & Growth Portfolio A shares returned 5.73% compared to 15.74% for its 60%S&P500/40%Lehman Brothers Aggregate Bond Index benchmark. Our value investment bias and consequent lack of exposure to the very large growth stocks, especially in the technology sector (with the exception of our large holding in IBM) was a major cause of our shortfall in performance. The recent disparity between growth and value investment performance can be seen by the difference in returns of the Russell 1000 Growth Index, up 34.8% over the past six months, and the Russell 1000 Value Index up 18.3%.



EQUITY OUTLOOK AND STRATEGY
While still ten months short of the mark, it appears the US economy will set a record for the longest expansion in the post-World War II era. At this stage of the cycle, the economy is in far better shape than it was during the record expansion of the 1960's. Inflation remains low, productivity is high, manufacturing labor costs continue to decline, and capacity utilization is below normal levels. The strength in the economy over the next few quarters is likely to be greater than many are now expecting. We have increased our estimate of real GDP growth to 3.5% for 1999.


If world economic activity improves as we think it will, the market could broaden and reduce the significant dispersion in valuations. The Portfolio is broadly diversified and well positioned to take advantage of the change when it occurs. Two sectors that should be beneficiaries are industrial cyclicals and materials. Increased shipments on lean cost structures should enable industrial companies to show strong earnings gains. Improved demand

MENTOR INCOME AND GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE INCOME AND GROWTH MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

for materials could result in a quick upward move in the price for certain commodities that would benefit the stock prices of the producers. The very recent performance of energy-related equities is an example of the sharp and rapid rally that can occur when a commodity price moves up from a very depressed level.



FIXED INCOME OUTLOOK AND STRATEGY
The bond market is clearly in uncharted waters. Not in recent memory has rapid economic growth this late in an economic expansion been accompanied by stable and even falling inflation. We believe that the economy will continue to grow at a reasonably rapid pace, though not as rapid as that of 1998. Furthermore, inflation should remain low, most likely between one and two percent. The Fed will not move toward either higher or lower rates during 1999, and as a result bond yields will move around within the context of a Fed Funds Rate stable at 4.75%. As a result, both mortgage-backed securities and corporate bonds will in all likelihood provide better total returns than Treasury securities. We therefore expect to permit the Portfolio's duration to drift downward and to de-emphasize Treasury securities in favor of the corporate and mortgage-backed sectors.

MENTOR INCOME AND GROWTH PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income and Growth Portfolio Class A and Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+


              Class A Shares    Class B Shares    LAGG/S&P 500
5/24/93            9425              10133           10000
9/30/93            9909              10506           10353
9/30/94           10578              11239           10446
9/30/95           12402              12614           12879
9/30/96           14802              15140           14686
9/30/97           18076              18499           18723
9/30/98           19126              19302           20692
3/31/99           20068              20192           23979


                      Average Annual Returns as of 3/31/99
                             Including Sales Charges

              1-Year          5-Year            Since Inception++
Class A      (2.31%)           13.58%                 12.75%
Class B       1.95%            14.09%                 13.09%





PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ** Represents a hypothetical investment of $10,000 in Mentor Income and Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class A and Class B Shares from the date of commencement of operations on 5/24/93 through 3/31/99.

MENTOR INCOME AND GROWTH PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income and Growth Portfolio Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+



              Class Y Shares     LAGG/S&P 500
11/19/97           10000           10000
12/31/97           10217           10443
3/31/98            10860           11374
6/30/98            10750           11800
9/30/98            10660           11211
3/31/99            11289           12987




                           Total Returns as of 3/31/99

                     1-Year                 Since Inception++
Class Y              3.95%                         9.82%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/99.

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                 SHARES      MARKET VALUE
COMMON STOCKS - 56.10%
BASIC MATERIALS - 4.99%
Air Products & Chemicals,
   Inc.                            98,900      $3,387,325
Alcoa, Inc.                        48,000       1,977,000
AlliedSignal, Inc.                 92,300       4,540,006
British Steel PLC-                108,900       2,198,419
Westvaco Corporation               68,300       1,434,300
                                               ----------
                                               13,537,050
                                               ----------
CAPITAL GOODS & CONSTRUCTION - 4.73%
Caterpillar, Inc.                  48,000       2,205,000
Cooper Industries, Inc.            47,500       2,024,687
Cooper Tire & Rubber              125,000       2,296,875
Hubbell, Inc. - Class B            89,400       3,576,000
Thomas & Betts Corporation         72,400       2,719,525
                                               ----------
                                               12,822,087
                                               ----------
COMMERCIAL SERVICES - 2.95%
Supervalu, Inc.                   143,900       2,967,938
Wallace Computer Services,
   Inc.                           254,500       5,042,281
                                               ----------
                                                8,010,219
                                               ----------
CONSUMER CYCLICAL - 4.54%
AvalonBay Communities, Inc.        51,000       1,612,875
Delphi Automotive Systems         130,000       2,307,500
Ford Motor Company                 74,000       4,199,500
Maytag Corporation                 28,900       1,744,838
Premark International, Inc.        74,100       2,440,668
                                               ----------
                                               12,305,381
                                               ----------
CONSUMER STAPLES - 6.33%
American Home Products
   Corporation                     36,100       2,355,525
Baxter International, Inc.         54,300       3,583,800
Bestfoods                          49,700       2,336,158
Dimon, Inc.                       228,100         869,631
Hormel Foods Corporation          118,100       4,207,312
Kimberly-Clark Corporation         28,600       1,371,013
Philip Morris Companies, Inc.      70,000       2,463,125
                                               ----------
                                               17,186,564
                                               ----------
ENERGY - 7.01%
Baker Hughes, Inc.                193,100       4,694,744
Chevron Corporation                26,400       2,334,750
Phillips Petroleum Company         37,900       1,790,775
Repsol SA-                         50,000       2,562,500
Total SA-                          39,500       2,409,500
Unocal Corporation                 65,800       2,422,262
USX-Marathon Group, Inc.          102,100       2,807,750
                                               ----------
                                               19,022,281
                                               ----------
FINANCIAL - 11.74%
ACE Limited                       119,300       3,720,669
CIT Group, Inc. - A                77,900       2,380,819
Citigroup, Inc.                    71,900       4,592,612


                                  SHARES OR
                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
FINANCIAL (CONTINUED)
Federal National Mortgage
   Association                     58,900      $ 4,078,825
Jefferson Pilot Corporation        26,850        1,819,088
Spieker Properties, Inc.           65,000        2,291,250
U. S. Bancorp                     163,800        5,579,976
UnionBanCal Corporation            56,100        1,910,906
Wachovia Corporation               39,000        3,166,312
Wilmington Trust
   Corporation                     40,700        2,324,988
                                               -----------
                                                31,865,445
                                               -----------
HEALTH - 4.49%
Abbott Laboratories                41,000        1,919,312
Columbia/HCA Healthcare
   Corporation                    213,600        4,045,050
Johnson & Johnson                  25,700        2,407,769
Pharmacia & Upjohn                 61,000        3,804,875
                                               -----------
                                                12,177,006
                                               -----------
TECHNOLOGY - 3.55%
Alcatel Alsthom SA-                75,500        1,722,344
International Business
   Machines Corporation            21,800        3,864,050
Xerox Corporation                  76,000        4,056,500
                                               -----------
                                                 9,642,894
                                               -----------
TRANSPORTATION & SERVICES - 1.28%
Union Pacific Corporation          65,000        3,473,438
                                               -----------
UTILITIES - 4.49%
Bell Atlantic Corporation          67,700        3,499,244
DPL, Inc.                          95,000        1,567,500
DQE, Inc.                          43,000        1,650,125
Pinnacle West Capital              60,400        2,197,050
SBC Communications, Inc.           69,300        3,265,762
                                               -----------
                                                12,179,681
                                               -----------
TOTAL COMMON STOCKS
   (COST $139,059,876)                         152,222,046
                                               -----------
CORPORATE BONDS - 14.71%
INDUSTRIAL - 7.15%
Aluminum Company of
   America, 5.75%, 2/01/01      $ 250,000          250,790
Archer-Daniels-Midland,
   6.75%, 12/15/27              2,000,000        2,018,700
AT&T Corporation, 6.00%,
   3/15/09                      1,500,000        1,492,305
Computer Associates
   International, 6.50%,
   4/15/08 (a)                  1,000,000          969,040

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                    PRINCIPAL
                                    AMOUNT              MARKET VALUE
CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Computer Science, 6.25%,
   3/15/09                        $1,275,000              $1,279,488
Gap, Inc., 6.90%, 9/15/07          1,000,000               1,056,980
Gillette Company, 5.75%,
   10/15/05                          250,000                 247,218
Hershey Foods Corporation,
   7.20%, 8/15/27                  1,000,000               1,069,470
ICI Wilmington, Inc., 6.95%,
   9/15/04                         1,000,000               1,005,280
International Business
   Machines Corporation,
   5.50%, 1/15/09                  1,500,000               1,448,175
Lucent Technologies, 6.45%,
   3/15/29                         1,250,000               1,222,337
Mead Corporation, 7.35%,
   3/01/17                           750,000                 772,935
Praxair, Inc., 6.15%, 4/15/03      1,000,000                 990,980
Rockwell International
   Corporation, 6.70%,
   1/15/28                         1,500,000               1,477,260
Scripps (E. W.) Company,
   6.38%, 10/15/02                 1,000,000               1,014,300
Tenneco, Inc, 7.50%, 4/15/07         500,000                 518,045
Williams Companies, Inc.,
   6.50%, 11/15/02                 1,000,000               1,008,170
Zeneca Wilmington, 7.00%,
   11/15/23                        1,500,000               1,562,100
                                                          ----------
                                                          19,403,573
                                                          ----------
FINANCIAL - 4.90%
Allmerica Financial
   Corporation, 7.63%,
   10/15/25                        1,130,000               1,179,664
Allstate Corporation, 6.75%,
   5/15/18                         1,000,000               1,000,270
American General Finance,
   5.88%, 7/01/00                    250,000                 250,942
Associates Corporation of
   North America, 5.25%,
   3/30/00                           250,000                 249,898
Bank One Texas, 6.25%,
   2/15/08                         1,000,000                 996,690
BankAmerica Corporation,
   7.88%, 12/01/02                 1,000,000               1,063,990
Chase Manhattan
   Corporation, 7.75%,
   11/01/99                          250,000                 253,490
Comerica Bank, 7.13%,
   12/01/13                          250,000                 250,702
Finova Capital Corporation,
   6.39%, 10/08/02                 1,000,000               1,008,440
First National Bank of
   Boston, 8.00%, 9/15/04            250,000                 270,345
Fleet Financial Group, 6.88%,
   1/15/28                         1,000,000                 994,300


                                    PRINCIPAL
                                     AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
FINANCIAL (CONTINUED)
Great Western Financial,
   6.38%, 7/01/00                 $  250,000              $  252,265
Heller Financial, 6.38%,
   11/10/00                        1,000,000               1,009,980
Home Savings of America,
   6.00%, 11/01/00                   250,000                 251,200
Key Bank, NA, 5.80%,
   4/01/04                         1,375,000               1,369,252
MBIA Inc., 7.00%, 12/15/25         1,000,000               1,007,760
NationsBank Corporation,
   7.80%, 9/15/16                  1,000,000               1,099,800
Security Benefits Life
   Company, 8.75%,
   5/15/16 (a)                       500,000                 524,375
Toronto Dominion Bank,
   6.13%, 11/01/08                   250,000                 245,828
                                                          ----------
                                                          13,279,191
                                                          ----------
UTILITIES - 2.66%
Duke Energy Corporation,
   6.00%, 12/01/28                 1,000,000                 915,100
Florida Power & Light,
   5.38%, 4/01/00                    250,000                 249,992
National Fuel Gas Company,
   6.00%, 3/01/09                  1,000,000                 983,780
New York Telephone, 6.00%,
   4/15/08                         1,000,000                 995,920
Northern Natural Gas,
   6.75%, 9/15/08 (a)              2,000,000               2,011,540
Pacific Gas & Electric
   Company, 5.93%, 10/08/03          250,000                 249,465
Southwestern Public Service
   Company, 6.88%, 12/01/99          250,000                 252,748
System Energy Resources,
   7.71%, 8/01/01                    500,000                 517,120
Union Electric Company,
   6.75%, 10/15/99                   250,000                 252,353
U.S. West Capital Funding,
   Inc., 6.88%, 7/15/28              785,000                 796,280
                                                          ----------
                                                           7,224,298
                                                          ----------
TOTAL CORPORATE BONDS
   (COST $40,147,348)                                     39,907,062
                                                          ----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 26.58%
Government National
   Mortgage Association
 7.00%, 1/15/24 - 7/15/24          3,239,198               3,293,413
 6.50%, 4/15/28 - 6/15/28          4,849,197               4,827,958
 6.00%, 12/15/28                   5,032,131               4,889,018
U.S. Treasury Bond,
   6.25%, 8/15/23                  3,000,000               3,134,130
U.S. Treasury Notes
 5.63%, 11/30/00                  10,400,000              10,504,312
 6.25%, 6/30/02                   12,000,000              12,385,200

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                 PRINCIPAL
                                  AMOUNT      MARKET VALUE

U.S. GOVERNMENT SECURITIES
   AND AGENCIES (CONTINUED)
U.S. Treasury Notes
 6.38%, 8/15/02                  $3,000,000    $  3,110,160
 7.50%, 2/15/05                   3,000,000       3,323,040
 6.50%, 8/15/05 - 10/15/06       14,000,000      14,870,960
 6.13%, 12/31/01 - 8/15/07       11,350,000      11,774,273
                                               ------------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $72,234,297)                            72,112,464
                                               ------------
SHORT-TERM INVESTMENT - 1.33%
REPURCHASE AGREEMENT
Paine Webber, Inc.
   Dated 3/31/99, 4.90% due
   4/01/99, collateralized by
   $2,700,000 (original face
   value) U.S. Treasury Bond,
   9.25%, 2/15/14, market
   value $3,657,656
   (cost $3,619,000)              3,619,000       3,619,000
                                               ------------
TOTAL INVESTMENTS
   (COST $255,060,521)-98.72%                   267,860,572
OTHER ASSETS LESS
   LIABILITIES - 1.28%                            3,485,013
                                               ------------
NET ASSETS - 100.00%                           $271,345,585
                                               ============

  *  Non-income producing.
  ~  American Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $88,104,642 and $74,687,844, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $255,060,521. Net unrealized appreciation aggregated $12,800,051, of which $24,402,582 related toappreciated investment securities and $11,602,531 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                               $264,241,572
Repurchase agreements                                  3,619,000
                                                    ------------
  Total investments
     (cost $255,060,521)                             267,860,572
Collateral for securities loaned
  (Note 2)                                            57,206,916
Receivables
  Investments sold                                     2,260,145
  Fund shares sold                                     1,054,367
  Dividends and interest                               1,788,988
                                                    ------------
  TOTAL ASSETS                                      330,170,988
                                                    ------------
LIABILITIES
Payables
  Investments purchased            $   852,634
  Securities loaned (Note 2)        57,206,916
  Fund shares redeemed                 668,713
Accrued expenses and other
  liabilities                           97,140
                                    ----------
     TOTAL LIABILITIES                                58,825,403
                                                    ------------
NET ASSETS                                          $271,345,585
                                                    ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                        $252,240,342
  Accumulated undistributed
     net investment income                                38,706
  Accumulated net realized
     gain on investment
     transactions                                      6,266,485
  Net unrealized appreciation
     of investments                                   12,800,052
                                                    ------------
NET ASSETS                                          $271,345,585
                                                    ============
NET ASSET VALUE PER SHARE
Class A Shares                                      $      19.42
Class B Shares                                      $      19.40
Class Y Shares                                      $      19.69
OFFERING PRICE PER SHARE
Class A Shares                                      $      20.60(a)
Class B Shares                                      $      19.40
Class Y Shares                                      $      19.69
SHARES OUTSTANDING
Class A Shares                                         6,112,024
Class B Shares                                         7,869,390
Class Y Shares                                                58

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Dividends (b)                                       $ 1,797,684
Interest                                              3,300,603
                                                    -----------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                  5,098,287
EXPENSES
Management fee (Note 3)              $ 984,781
Distribution fee (Note 3)              571,335
Shareholder service fee (Note 5)       328,259
Transfer agent fee (Note 3)            197,877
Administration fee (Note 4)            131,304
Custodian and accounting fees
  (Note 3)                              33,039
Shareholder reports and
  postage expenses                      30,827
Registration expenses                   29,662
Legal fees                               6,223
Audit fees                               4,375
Directors' fees and expenses             3,232
Miscellaneous                            5,462
                                     ---------
  Total expenses                                      2,326,376
                                                    -----------
NET INVESTMENT INCOME                                 2,771,911
                                                    -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on
  investments (Note 2)               8,229,407
Change in unrealized
  appreciation (depreciation)
  on investments                     2,100,645
                                     ---------
NET GAIN ON INVESTMENTS                              10,330,052
                                                    -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $13,101,963
                                                    ===========

(b) Net of withholding taxes of $18,656.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                              ENDED 3/31/99        YEAR ENDED
                                                                               (UNAUDITED)          9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                        $   2,771,911      $  4,930,518
 Net realized gain on investments                                                 8,229,407        10,845,766
 Change in unrealized appreciation (depreciation) on investments                  2,100,645        (5,423,416)
                                                                              -------------      -------------
 Increase in net assets resulting from operations                                13,101,963        10,352,868
                                                                              -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                        (1,406,404)       (2,350,498)
  Class B                                                                        (1,418,753)       (2,488,039)
  Class Y                                                                                --               (29)
 From net realized gain on investments
  Class A                                                                        (4,931,050)       (5,325,307)
  Class B                                                                        (7,246,255)       (8,807,307)
  Class Y                                                                               (54)               (1)
                                                                              -------------      ---------------
  Total distributions to shareholders                                           (15,002,516)      (18,971,181)
                                                                              -------------      --------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                    40,262,800       101,090,596
 Reinvested distributions                                                        14,251,560        17,902,342
 Shares redeemed                                                                (23,909,198)      (39,059,107)
                                                                              -------------      --------------
 Change in net assets resulting from capital share transactions                  30,605,162        79,933,831
                                                                              -------------      --------------
 Increase in net assets                                                          28,704,609        71,315,518
Net Assets
 Beginning of period                                                            242,640,976       171,325,458
                                                                              -------------      --------------
 End of period (including accumulated undistributed net investment income
  of $38,706 and $91,952, respectively)                                       $ 271,345,585      $242,640,976
                                                                              =============      ==============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                          SIX MONTHS       YEAR
                                                        ENDED 3/31/99     ENDED
                                                         (UNAUDITED)     9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $   19.54       $ 20.60
                                                         ---------       -------
Income from investment operations
 Net investment income                                        0.24          0.51
 Net realized and unrealized gain on investments              0.86          0.60
                                                         ---------       -------
 Total from investment operations                             1.10          1.11
                                                         ---------       -------
Less distributions
 From net investment income                                  (0.24)        (0.51)
 From net realized capital gain                              (0.98)        (1.66)
                                                         ---------       -------
 Total distributions                                         (1.22)        (2.17)
                                                         ---------       -------
Net asset value, end of period                           $   19.42       $ 19.54
                                                         =========       =======
TOTAL RETURN*                                                 5.73%         5.81%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $ 118,711       $98,794
Ratio of expenses to average net assets                       1.34%(a)      1.32%
Ratio of net investment income to average net assets          2.54%(a)      2.70%
Portfolio turnover rate                                         28%           40%



                                                           YEAR        YEAR        YEAR        YEAR
                                                          ENDED       ENDED       ENDED       ENDED
                                                         9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 19.16     $ 17.13     $ 15.27     $ 14.88
                                                         -------     -------     -------     -------
Income from investment operations
 Net investment income                                      0.44        0.37        0.40        0.31
 Net realized and unrealized gain on investments            3.39        2.75        2.14        0.64
                                                         -------     -------     -------     -------
 Total from investment operations                           3.83        3.12        2.54        0.95
                                                         -------     -------     -------     -------
Less distributions
 From net investment income                                (0.47)      (0.35)      (0.43)      (0.30)
 From net realized capital gain                            (1.92)      (0.74)      (0.25)      (0.26)
                                                         -------     -------     -------     -------
 Total distributions                                       (2.39)      (1.09)      (0.68)      (0.56)
                                                         -------     -------     -------     -------
Net asset value, end of period                           $ 20.60     $ 19.16     $ 17.13     $ 15.27
                                                         =======     =======     =======     =======
TOTAL RETURN*                                              22.11%      19.13%      17.24%       6.54%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $63,509     $24,210     $19,888     $17,773
Ratio of expenses to average net assets                     1.35%       1.36%       1.69%       1.75%
Ratio of net investment income to average net assets        2.63%       2.08%       2.53%       2.20%
Portfolio turnover rate                                       75%         72%         62%         78%

(a) Annualized.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                              SIX MONTHS
                                                 ENDED          YEAR         YEAR         YEAR        YEAR        YEAR
                                                3/31/99         ENDED        ENDED       ENDED       ENDED       ENDED
                                              (UNAUDITED)      9/30/98      9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $  19.53        $  20.59      $ 19.18     $ 17.14     $ 15.28     $ 14.91
                                              --------        -------      -------      -------     -------     -------
Income from investment operations
 Net investment income                            0.17            0.37         0.34        0.23        0.28        0.21
 Net realized and unrealized gain on
  investments                                     0.86            0.59         3.35        2.76        2.14        0.61
                                              --------        -------      -------      -------     -------     -------
 Total from investment operations                 1.03            0.96         3.69        2.99        2.42        0.82
                                              --------        -------      -------      -------     -------     -------
Less distributions
 From net investment income                      (0.18)          (0.36)      (0.36)       (0.21)      (0.31)      (0.19)
 From net realized capital gain                  (0.98)          (1.66)      (1.92)       (0.74)      (0.25)      (0.26)
                                              --------        --------     --------     -------     -------     -------
 Total distributions                             (1.16)          (2.02)      (2.28)       (0.95)      (0.56)      (0.45)
                                              --------        --------     --------     -------     -------     -------
Net asset value, end of period                $  19.40        $  19.53      $ 20.59     $ 19.18     $ 17.14     $ 15.28
                                              ========        ========     ========     =======     =======     =======
TOTAL RETURN                                      5.36%           5.01%       21.24%      18.26%      16.32%       5.66%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)      $152,634        $143,846     $107,816     $66,548     $46,678     $43,219
Ratio of expenses to average net assets           2.08%(a)        2.07%        2.10%       2.13%       2.43%       2.44%
Ratio of net investment income to
 average net assets                               1.79%(a)        1.95%        1.87%       1.32%       1.78%       1.51%
Portfolio turnover rate                             28%             40%          75%         72%         62%         78%

(a) Annualized.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES

                                   SIX MONTHS
                                      ENDED
                                                              3/31/99         PERIOD ENDED
                                                            (UNAUDITED)        9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $  19.54           $  18.75
                                                            --------           --------
Income from investment operations
 Net investment income                                          0.24               0.54
 Net realized and unrealized gain on investments                0.89               0.82
                                                            --------           --------
 Total from investment operations                               1.13               1.36
                                                            --------           --------
Less distributions
 From net investment income                                       --              (0.54)
 From net realized capital gain                                (0.98)             (0.03)
                                                            --------           --------
 Total distributions                                           (0.98)             (0.57)
                                                            --------           --------
Net asset value, end of period                              $  19.69           $  19.54
                                                            ========           ========
TOTAL RETURN                                                    5.89%              7.29%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $      1                  1
Ratio of expenses to average net assets                         1.07%(a)           1.07%(a)
Ratio of net investment income to average net assets            2.54%(a)           3.15%(a)
Portfolio turnover rate                                           28%                40%

(a) Annualized.
(c) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
*   Total return does not reflect sales  commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
What was once a great bull market powered by strong earnings and declining inflation expectations has become an emotionally-charged environment where fundamental considerations are giving way to price momentum and speculation on a historic scale. As we have commented on repeatedly, most of the "action" has narrowed to a fairly limited group of stocks -- the mega-sized blue chip growth stocks and Internet concepts, both of which have been in the spotlight for quite a while. While the S&P 500 has returned 18% over the past twelve months, about 60% of the stocks in the index have actually DECLINED over the same period and the largest 50 stocks in the index are up an average 47%. Several thoughtful observers including Warren Buffett, Bill Gates, and Alan Greenspan have warned about these valuations, but most consider their rhetoric out-of-date.


The performances, and particularly the valuations, of most Internet stocks are beyond adequate description. We never imagined we would see this level of speculation. Companies that were conceptualized less than two years ago and organized less than one year ago have since gone public with multi-billion dollar market values on minuscule revenues, income losses, and vague plans. The enticement of apparently easy gains in the obvious stocks that continue to go up without pause is incredible, but we know temptation is a deadly investment platform.


Treasury rates increased sharply during the six-month period ending March 31, 1999, with the 2-year note climbing 71 basis points (0.71%) to 4.98% and the long bond rising 66 basis points (0.66%) to 5.62%. The market sold off in reaction to much stronger than anticipated economic growth during both the final quarter of 1998 and the first quarter of 1999. Indeed, economic growth in the final quarter of 1998 surged more than 6.0% on an annualized basis. Despite turmoil in financial markets and in Brazil, the much-anticipated slowdown in U.S. economic growth has yet to materialize and the economy has continued its robust growth into 1999.



MANAGEMENT STRATEGY
We are increasingly comfortable with our current holdings. Our equity investments are substantial companies with average estimated earnings growth of 14-15% this quarter and year. These stocks trade at an average P/E ratio of 21.5 times estimated 1999 earnings-per-share, about 20% below the S&P 500's valuation, despite our belief that their outlooks are better than average.


During the first quarter economic data has painted an ever-clearer picture of a robust U.S. economy. Consequently, we have cut back on the duration of our fixed-income holdings to approximately neutral levels and sector allocations have been tilted toward spread product. Mortgage-backed securities have been particularly emphasized given their high yield and strong performance potential in a stable to rising rate environment. The stronger economic growth also prompted us to increase allocation to lower rated corporate bonds, including high yield securities.



PERFORMANCE DISCUSSION
For the six-month period ending March 31, 1999 the Mentor Balanced Portfolio A shares returned 11.93% compared to 15.74% for our 60% S&P500/40% Lehman Brothers Aggregate Bond Index benchmark. Our "quality-growth-at-a- reasonable-price" equity investment philosophy and

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

strategy are clearly out of sync with prevailing sentiment. Our recent under-performance mostly reflects lack of exposure to today's most popular stocks, not fundamental disappointments in our holdings. Our asset allocation weighting between stocks, bonds, and cash remains a conservative 52%, 46%, and 2%.



MARKET OUTLOOK
We have no idea how the stock market will progress over the remainder of the year. The economy appears to be in remarkably good shape with solid growth and low inflation likely to continue. It is very possible that current trends may grow even more extreme. At some point the speculative excess building today will be quashed. We have no idea when or what the catalyst may be, but it will certainly seem obvious when we look back. Between now and then the market could experience some significant volatility. Our singular goal is to get through this highly unusual period with our discipline intact, as we know most others will not.

Our long-term fixed-income market outlook is for continued declines in inflation and therefore continued lower interest rates. This optimism is fueled by structural economic changes such as the Internet that offer the potential to substantially increase economic efficiency and reduce costs. In addition, slowing global economic growth and excess manufacturing capacity will continue to moderate price levels and therefore interest rates. As the summer wears on, we expect that stumbling growth in Europe and Latin America will exert significant pressure on the U.S. economy. This pressure on domestic economic growth and global inflation should allow bond prices to rally. We anticipate reducing our exposure to mortgages and corporate bonds at that time and aggressively extending portfolio durations.

MENTOR BALANCED PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class A, Class B and Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+



              Class A Shares   Class B Shares  Class Y Shares     S&P 500
6/21/94            10000           10000           10000           10000
12/31/94            9182           10108            9182           10335
6/30/95            10503           11561           10503           12055
9/30/95            10978           12085           10978           12723
9/30/96            12954           14260           12954           14505
9/30/97            16396           18048           16396           18499
9/30/98            18340           20181           18340           20462
3/31/99            20527           22429           20461           23683



                      Average Annual Returns as of 3/31/99
                            Without Sales Charges

                     1-Year              Since Inception+++
Class B              9.62%                    18.54%



                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                     1-Year              Since Inception+++
Class A             3.56%                     14.81%
Class B             6.15%                     18.43%




                      Average Annual Returns as of 3/31/99
                            Without Sales Charges

                     1-Year              Since Inception+++
Class Y              9.55%                    18.52%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 +  The  Standard  &  Poor's  Index  (S&P  500)  is  an  unmanaged,   market-
    value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.

 ~ Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. Prior to September 16, 1998, contingent deferred sales charges of 5.00% were waived. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 * Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio Class A Shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred slaes charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Balanced Portfolio Class A, Class B and Class Y Shares from the date of commencement of operations on 6/21/94 through 3/31/99.

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                  SHARES      MARKET VALUE
COMMON STOCKS - 51.78%
BASIC MATERIALS - 2.76%
Bemis Company                    91,062      $2,828,614
Sherwin-Williams Company        234,985       6,608,953
                                             ----------
                                              9,437,567
                                             ----------
CAPITAL GOODS & CONSTRUCTION - 5.33%
Emerson Electric Company        116,190       6,150,808
Illinois Tool Works             109,135       6,752,728
W. W. Grainger, Inc.            122,530       5,276,448
                                             ----------
                                             18,179,984
                                             ----------
CONSUMER CYCLICAL - 7.76%
Chancellor Media
   Corporation - Class A *      129,600       6,107,400
Interpublic Group
   Companies, Inc.               87,335       6,801,213
Newell-Rubbermaid, Inc.         159,594       7,580,730
Royal Caribbean Cruises
   Limited                       91,900       3,584,100
The Walt Disney Company          39,000       1,213,875
Tribune Company                  18,300       1,197,506
                                             ----------
                                             26,484,824
                                             ----------
CONSUMER STAPLES - 1.86%
Sysco Corporation               240,935       6,339,602
                                             ----------
FINANCIAL - 9.00%
American Express Company         36,860       4,331,050
Charter One Financial, Inc.      97,872       2,826,054
Citigroup, Inc.                  45,300       2,893,537
Federal National Mortgage
   Association                   52,910       3,664,018
M & T Bank Corporation            2,901       1,389,579
Marsh & McLennan                 14,700       1,090,556
North Fork Bancorporation       111,750       2,360,719
SouthTrust Corporation          141,500       5,279,719
Washington Mutual, Inc.          70,880       2,897,220
Wells Fargo Company             113,495       3,979,418
                                             ----------
                                             30,711,870
                                             ----------
HEALTH - 5.95%
Bristol-Myers Squibb
   Company                      108,890       7,002,988
Johnson & Johnson                80,205       7,514,206
Tenet Healthcare
   Corporation *                304,970       5,775,369
                                             ----------
                                             20,292,563
                                             ----------
TECHNOLOGY - 11.89%
Automatic Data Processing       167,800       6,942,725
Computer Sciences
   Corporation *                107,645       5,940,658
MCI WorldCom, Inc. *             54,585       4,834,184
Sun Microsystems, Inc. *         74,925       9,360,942


                                 SHARES OR
                                 PRINCIPAL
                                   AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
TECHNOLOGY (CONTINUED)
SunGard Data Systems,
   Inc.*                          184,100      $ 7,364,000
Xerox Corporation                 114,650        6,119,444
                                               -----------
                                                40,561,953
                                               -----------
TRANSPORTATION & SERVICES - 0.80%
Werner Enterprises, Inc.          174,272        2,744,784
                                               -----------
UTILITIES - 1.69%
MediaOne Group *                   91,000        5,778,500
                                               -----------
MISCELLANEOUS - 4.74%
Omnicom Group, Inc.                24,800        1,982,450
Tyco International, Inc.          104,145        7,472,404
UNUM Corporation                  141,620        6,735,801
                                               -----------
                                                16,190,655
                                               -----------
TOTAL COMMON STOCKS
   (COST $161,484,581)                         176,722,302
                                               -----------
FIXED INCOME
   SECURITIES - 40.04%
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 32.05%
Federal Home Loan Bank
   4.97%, 2/01/01              $2,000,000        1,989,272
Federal National Mortgage
   Association
 4.63% - 6.64%,
   10/15/01 - 7/02/07           1,480,000        1,463,992
Government National
   Mortgage Association
 6.50%, 5/15/09                    89,637           91,121
U.S. Treasury Notes
   4.75% - 6.63%,
   2/28/02 - 11/15/08          21,992,000       22,144,232
U.S. Treasury Bonds
   4.25% - 7.50%,
   11/15/03 - 8/15/28          78,098,000       83,682,925
                                               -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $101,957,708)                         109,371,542
                                               -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 0.87%
AFG Receivables Trust,
   6.65%, 10/15/02                 23,927           24,001
Capital One Master Trust
   Series 1998-4, 5.43%,
   1/15/07                        125,000          122,957
CS First Boston, 7.18%,
   2/25/18                         25,000           25,108
Equifax Credit Corporation,
   6.33%, 1/15/22                 900,000          902,392

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                         SHARES OR
                                         PRINCIPAL
                                          AMOUNT             MARKET VALUE
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CONTINUED)
Key Auto Finance
   Trust Series 1999-1,
   5.63%, 7/15/03                 $1,500,000               $  1,500,288
Key Auto Finance
   Trust Series 1997-2
   6.10%, 11/15/00                    29,219                     29,245
PNC Student Loan Trust,
   6.73%, 1/25/07                     75,000                     77,993
Union Acceptance
   Corporation Series 97A,
   6.48%, 5/10/04                     45,000                     45,486
Union Acceptance
   Corporation
   5.75%, 6/09/03                    250,000                    249,119
                                                           ------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (COST $2,978,346)                              2,976,589
                                                           ------------
CORPORATE BONDS - 7.12%
Associates Corporation,
   6.25%, 11/01/08                 1,500,000                  1,508,504
Continental Airlines, Inc.,
   7.46%, 4/01/15                  1,711,944                  1,818,085
Dayton Hudson Company,
   6.65%, 8/01/28                  1,700,000                  1,660,278
Discover Series 1998-7,
   5.60%, 5/15/06                    125,000                    123,545
Enron Corporation,
   6.73%, 11/17/08                 1,000,000                  1,006,879
Ford Motor Credit
   Company,
   5.80%, 1/12/09                  1,250,000                  1,211,687
General Electric Capital
   Corporation,
   6.29%, 12/15/07                   300,000                    302,721
Georgia Power Company,
   5.50% - 6.00%,
   3/01/00 - 12/01/05              2,500,000                  2,457,390
GTE California,
   5.50%, 1/15/09                  1,515,000                  1,447,826
GTE North, Inc.,
   5.65%, 11/15/08                 1,500,000                  1,450,421
Household Financial
   Company,
   5.88%, 2/01/09                    800,000                    768,552
IBM Corporation,
   5.10%, 11/10/03                 1,000,000                    967,183


                                         SHARES OR
                                         PRINCIPAL
                                          AMOUNT             MARKET VALUE
CORPORATE BONDS (CONTINUED)
Merrill Lynch & Company,
   6.00%, 2/17/09                 $1,250,000               $  1,208,559
National City Corporation,
   5.75%, 2/01/09                    800,000                    769,479
National Rural Utilities,
   5.50%, 1/15/05                  1,300,000                  1,271,409
Norwest Corporation,
   6.80%, 5/15/02                     60,000                     61,747
Pepsi Bottling Holdings,
   Inc., 5.63%, 2/17/09            1,800,000                  1,735,674
PSI Energy, Inc.,
   6.00%, 12/14/01                 1,000,000                    987,764
Safeway, Inc.,
   5.75% - 6.50%,
   11/15/00 - 11/15/08             1,650,000                  1,670,989
SmithKline Beechum,
   6.63%, 10/01/01                   330,000                    338,762
Sprint Capital Corporation,
   6.13%, 11/15/08                 1,450,000                  1,427,457
Toyota Motor Credit,
   5.63%, 11/13/03                   100,000                     99,215
                                                           ------------
TOTAL CORPORATE BONDS
   (COST $24,650,350)                                        24,294,126
                                                           ------------
TOTAL FIXED INCOME
   SECURITIES
   (COST $129,586,404)                                      136,642,257
                                                           ------------
SHORT-TERM
   INVESTMENT - 6.14%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 3/31/99,  4.95%,
   due 4/01/99,  collateralized
   by $33,830,000 Federal Home
   Loan Mortgage Corporation,
   7.50%, 11/01/27,  market
   value $21,376,682
   (cost $20,936,014)             20,936,014                 20,936,014
                                                           ------------
TOTAL INVESTMENTS
   (COST $312,006,999)-97.96%                               334,300,573
OTHER ASSETS LESS
   LIABILITIES - 2.04%                                        6,992,993
                                                           ------------
NET ASSETS - 100.00%                                       $341,293,566
                                                           ============

     * Non-income producing.

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $350,988,737 and $74,148,245, respectively.


INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $312,006,999. Net unrealized appreciation aggregated $22,293,574, of which $30,714,052 related to appreciated investment securities and $8,420,478 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                 $313,364,559
Repurchase agreements                                   20,936,014
                                                      ------------
  Total investments
     (cost $312,006,999)                               334,300,573
Collateral for securities loaned
  (Note 2)                                              87,189,594
Receivables
  Investments sold                                       1,002,666
  Fund shares sold                                       4,851,369
  Dividends and interest                                 2,689,063
  Variation margin (Note 2)                                366,563
  Other                                                      2,495
Prepaid expense                                            140,000
                                                      ------------
     TOTAL ASSETS                                      430,542,323
                                                      ------------
LIABILITIES
  Investments purchased             $1,514,077
  Securities loaned (Note 2)        87,189,594
  Fund shares redeemed                 535,285
  Accrued expenses and other
     liabilities                         9,801
                                    ----------
     TOTAL LIABILITIES                                  89,248,757
                                                      ------------
NET ASSETS                                            $341,293,566
                                                      ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                          $312,761,476
  Accumulated undistributed
     net investment loss                                  (210,671)
  Accumulated net realized
     gain on investment
     transactions                                        3,689,030
  Net unrealized appreciation
     of investments                                     25,053,731
                                                      ------------
NET ASSETS                                            $341,293,566
                                                      ============
NET ASSET VALUE PER SHARE
Class A Shares                                        $      15.17
Class B Shares                                        $      15.16
Class Y Shares                                        $      15.16
OFFERING PRICE PER SHARE
Class A Shares                                        $      16.10(a)
Class B Shares                                        $      15.16
Class Y Shares                                        $      15.16
SHARES OUTSTANDING
Class A Shares                                           7,538,584
Class B Shares                                          14,958,738
Class Y Shares                                              13,189

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Dividends                                               $   810,724
Interest net of premium                                   2,879,894
                                                        -----------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                      3,690,618
EXPENSES
Management fee (Note 4)                 $  871,032
Distribution fee (Note 5)                  631,992
Shareholder service fee (Note 5)           288,984
Transfer agent fee                         169,791
Administration fee (Note 4)                116,138
Registration expenses                       55,851
Shareholder reports and postage
  expenses                                  52,503
Custodian and accounting fees               39,139
Legal fees                                   5,855
Audit fees                                   4,116
Directors' fees and expenses                 3,041
Miscellaneous                                5,139
                                        ----------
  Total expenses                                          2,243,581
                                                        -----------
NET INVESTMENT INCOME                                     1,447,037
                                                        -----------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain on investments
  (Note 2)                               4,564,399
Change in unrealized appreciation
  (depreciation) on investments         24,850,706
                                        ----------
NET GAIN ON INVESTMENTS                                  29,415,105
                                                        -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $30,862,142
                                                        ===========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS
                                                                               ENDED 3/31/99       YEAR ENDED
                                                                                (UNAUDITED)         9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                         $   1,447,037     $    110,202
 Net realized gain on investments                                                  4,564,399          822,291
 Change in unrealized appreciation (depreciation) on investments                  24,850,706         (583,942)
                                                                               -------------     ------------
 Increase in net assets resulting from operations                                 30,862,142          348,551
                                                                               -------------     ------------
Distributions to Shareholders
 From net investment income
  Class A                                                                           (630,596)              --
  Class B                                                                         (1,044,583)              --
  Class Y                                                                               (788)        (159,807)
 From net realized gain on investments
  Class A                                                                           (207,511)              --
  Class B                                                                           (736,229)              --
  Class Y                                                                               (655)      (1,140,442)
                                                                               -------------     ------------
  Total distributions to shareholders                                             (2,620,362)      (1,300,249)
                                                                               -------------     ------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                    327,679,217        9,280,672
 Reinvested distributions                                                          2,518,683        1,300,249
 Shares redeemed                                                                 (29,967,087)        (910,125)
                                                                               -------------     ------------
 Change in net assets resulting from capital share transactions                  300,230,813        9,670,796
                                                                               -------------     ------------
 Increase in net assets                                                          328,472,593        8,719,098
Net Assets
 Beginning of period                                                              12,820,973        4,101,875
                                                                               -------------     ------------
 End of period (including accumulated undistributed net investement income
  of ($210,671) and $18,259, respectively)                                     $ 341,293,566     $ 12,820,973
                                                                               =============     ============

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS A SHARES (B)

                                                              SIX MONTHS       YEAR        YEAR
                                                            ENDED 3/31/99     ENDED       ENDED
                                                             (UNAUDITED)     9/30/98     9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $   13.69      $ 17.61     $ 16.28
                                                             ---------      -------     -------
Income from investment operations
 Net investment income                                            0.04         0.47        0.43
 Net realized and unrealized gain (loss) on investments           1.59         1.41        3.35
                                                             ---------      -------     -------
 Total from investment operations                                 1.63         1.88        3.78
                                                             ---------      -------     -------
Less distributions
 From net investment income                                     ( 0.10)       ( 0.71)     ( 0.43)
 From net realized capital gain                                 ( 0.05)       ( 5.09)     ( 2.02)
                                                             ---------      --------    --------
 Total distributions                                            ( 0.15)       ( 5.80)     ( 2.45)
                                                             ---------      --------    --------
Net asset value, end of period                               $   15.17      $ 13.69     $ 17.61
                                                             =========      ========    ========
TOTAL RETURN*                                                    11.93%        11.86%      26.09%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $ 114,384      $  3,534    $  4,102
Ratio of expenses to average net assets                           1.37%(a)      0.36%       0.50%
Ratio of expenses to average net assets excluding waiver          1.37%(a)      1.56%       2.13%
Ratio of net investment income to average net assets              1.75%(a)      1.99%       2.78%
Portfolio turnover rate                                             35%           89%         80%



                                                               YEAR         PERIOD           PERIOD
                                                              ENDED          ENDED            ENDED
                                                             9/30/96      9/30/95 (C)     12/31/94 (D)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $ 14.85       $   12.44        $   12.50
                                                            -------       ---------        ---------
Income from investment operations
 Net investment income                                         0.42            0.36             0.22
 Net realized and unrealized gain (loss) on investments        2.09            2.08           ( 0.09)
                                                            -------       ---------        ---------
 Total from investment operations                              2.51            2.44             0.13
                                                            -------       ---------        ---------
Less distributions
 From net investment income                                   ( 0.48)        ( 0.03)          ( 0.19)
 From net realized capital gain                               ( 0.60)            --               --
                                                            --------      ---------        ---------
 Total distributions                                          ( 1.08)        ( 0.03)          ( 0.19)
                                                            --------      ---------        ---------
Net asset value, end of period                              $ 16.28       $   14.85        $   12.44
                                                            ========      =========        =========
TOTAL RETURN*                                                  18.00%         19.28%            1.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $  3,825      $   3,210        $   2,911
Ratio of expenses to average net assets                         0.50%          0.50%(a)         0.50%(a)
Ratio of expenses to average net assets excluding waiver        2.06%          2.12%(a)         2.72%(a)
Ratio of net investment income to average net assets            2.83%          3.26%(a)         3.32%(a)
Portfolio turnover rate                                          103%            65%              71%

(a) Annualized.
(b) Prior to September 16, 1998, all shareholders of the Balanced Portfolio were Class A shareholders. On September 16, 1998, shares of Class A were converted to Class Y shares.
(c) For the period  from  January 1, 1995 to  September  30,  1995.
(d) For the period from June 21, 1994 (commencement of operations) to December 31, 1994.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                SIX MONTHS          PERIOD
                                                              ENDED 3/31/99          ENDED
                                                               (UNAUDITED)        9/30/98 (E)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  13.69          $  13.69
                                                                --------          --------
Income from investment operations
 Net investment income                                              0.06                --
 Net realized and unrealized gain on investments                    1.53                --
                                                                --------          --------
 Total from investment operations                                   1.59                --
                                                                --------          --------
Less distributions
 From net investment income                                       ( 0.07)               --
 From net realized capital gain                                   ( 0.05)               --
                                                                --------          --------
 Total distributions                                              ( 0.12)               --
                                                                --------          --------
Net asset value, end of period                                  $  15.16          $  13.69
                                                                ========          ========
TOTAL RETURN*                                                      11.63%             0.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $226,710          $  5,645
Ratio of expenses to average net assets                             2.12%(a)          1.50%(a)
Ratio of expenses to average net assets excluding waiver            2.12%(a)          1.50%(a)
Ratio of net investment income to average net assets                0.99%(a)          0.42%(a)
Portfolio turnover rate                                               35%               89%

(a)  Annualized.
(e) For the period from September 16, 1998 (initial offering of Class B) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS Y SHARES (G)

                                                               SIX MONTHS           PERIOD
                                                             ENDED 3/31/99           ENDED
                                                              (UNAUDITED)         9/30/98 (F)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  13.69          $   13.69
                                                               --------          ---------
Income from investment operations
 Net investment income                                             0.97               0.01
 Net realized and unrealized gain (loss) on investments            0.61             ( 0.01)
                                                               --------          ---------
 Total from investment operations                                  1.58                 --
                                                               --------          ---------
Less distributions
 From net investment income                                      ( 0.06)                --
 From net realized capital gain                                  ( 0.05)                --
                                                               --------          ---------
 Total distributions                                             ( 0.11)                --
                                                               --------          ---------
Net asset value, end of period                                 $  15.16          $   13.69
                                                               ========          =========
TOTAL RETURN*                                                     11.57%              0.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $    200          $   3,642
Ratio of expenses to average net assets                            1.12%(a)           1.10% (a)
Ratio of net investment income to average net assets               1.75%(a)           2.32% (a)
Portfolio turnover rate                                              35%                89%

(a) Annualized.
(f) For the period from September 16, 1998 (initial offering of Class Y) to September 30, 1998.
(g) Prior to September 16, 1998, all shareholders of the Balanced Portfolio were Class A shareholders. On September 16, 1998, shares of Class A were converted to Class Y shares.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMSNTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE MUNICIPAL INCOME PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
Although most of the financial markets experienced significant volatility over the six-month period ending March 31, 1999 the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields stayed within a range of 5.20 to 5.40 percent, even as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached its lowest yield on record. In large part, this stability in tax-exempt rates can be attributed to the municipal market's isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.


The positive domestic economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998, we experienced the second-highest level of municipal issuance in history. Although the volume of municipal debt increased, the credit quality of most issuers was not compromised -- in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw a larger number of issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.


The proportion of higher-yielding municipal bonds also increased during the period as the percentage of insured bonds declined slightly. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance. As a result, these bonds offered higher yields to compensate investors for the increased credit risk. This benefited the Portfolio because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.


Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds were equal -- something that rarely occurs. Typically, investment-grade municipal bonds offer about 80 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable during the reporting period, the yield difference between the two types of bonds compressed and municipal yields became very attractive. Early in 1999, investors realized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.



MANAGEMENT STRATEGY
During the reporting period, we focused on the insured sector of the market, increasing our exposure to triple-A rated securities by nearly five percent. Although the percentage of insured issuance dropped slightly, we found a good selection of securities from which to choose. We also selectively purchased several positions of non-rated and lower-rated securities that help support the Portfolio's dividend.


Regarding specific sector exposure, we have become more cautious with respect to health care and the electric utility industries. Although many health care bonds remain attractive, the challenges imposed by managed care and changing Medicare

MENTOR MUNICIPAL INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE MUNICIPAL INCOME PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

reimbursement policies have put financial pressures on an increasing number of medical facilities. Due to deregulation as well as problems at specific utility plants, this sector is also experiencing some weakness. As a result, we are modestly decreasing our exposure to both sectors.


Many purchases were bonds with maturities in the intermediate range of the yield curve as we felt they offered the most value compared to other maturity ranges. By purchasing securities in the 10 to 20 year maturity range rather than longer term securities, we were able to add almost as much yield with significantly less volatility.


We also looked for areas of the municipal marketplace where a heavy issuance caused bond prices to be temporarily reduced. For example, smaller states often do not have enough instate demand to absorb a large volume of new bond issuance immediately. We took advantage of those situations to purchase bonds at what we felt were below-market prices and then sold them when prices had risen.



PERFORMANCE REVIEW
For the six-month period ending March 31, 1999 the Mentor Municipal Income Portfolio A shares returned 0.52% compared to 1.49% for its Lehman Brothers Municipal Bond Index benchmark.



MARKET OUTLOOK
Strong economic performance continues to bolster the credit conditions of municipal issuers -- a trend we expect to continue. As we mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.


Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, as municipal bond insurers have become more cautious. If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.


Inflation remains low, so we don't foresee any significant increase in interest rates in the near term -- a favorable situation for bond prices. Because we don't expect interest rates to rise in the near term, we believe the supply of municipal debt will be lower than last year's, helping to restore the price relationship between municipals and Treasuries to more traditional levels.


Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the Year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover value.

MENTOR MUNICIPAL INCOME PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class A and Class B Shares and Lehman Municipal Bond Index.-

                                    [GRAPH]

                                 4/29/92   9/30/92   9/30/93   9/30/94   9/30/95   9/30/96   9/30/97   9/30/98   3/31/99
Class A Shares(double dagger)     9,525    10,034    11,637    11,101    12,151    12,935    14,085    15,245    15,324
Class B Shares(dagger)           10,000    10,528    12,134    11,511    12,348    13,184    14,291    15,289    15,338
Lehman Municipal Bond Index~     10,000    10,561    11,906    11,616    12,916    13,818    14,933    16,232    16,475

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                                1-Year     5-Year   Since Inception*
                     Class A    (0.33%)    5.89%         6.36%
                     Class B     3.10%     6.38%         6.58%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  ~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  + Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
  * Reflects operations of Mentor Municipal Income Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 3/31/99.

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class Y Shares and Lehman Municipal Bond Index.-

                                    [GRAPH]

                                 11/19/97   12/31/97   3/31/98   6/30/98   9/30/98   3/31/99
Class Y Shares(triple dagger)     10,000     10,147    10,263    10,390    10,689    10,763
Lehman Municipal Bond Index~      10,000     10,206    10,323    10,490    10,802    10,963

                          Total Returns as of 3/31/99

                                      1-Year    Since Inception*
                          Class Y      4.87%         6.00%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  - The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
+++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
 ** Reflects operations of Mentor Municipal Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/99.

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                            PRINCIPAL
                                              AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES - 98.38%
ALABAMA - 6.15%
Birmingham, Alabama Water
   & Sewer Revenue, 4.75%,
   1/01/29                            $1,000,000              $  930,030
Montgomery, Alabama Special
   Care Facilities, 5.00%,
   11/15/25                            7,500,000               7,221,000
                                                              ----------
                                                               8,151,030
                                                              ----------
ARIZONA - 1.20%
Pima County, Arizona IDA,
   7.25%, 7/15/10                      1,430,000               1,582,939
                                                              ----------
CALIFORNIA - 6.44%
Alameda Corridor
   Transportation, (effective
   yield-1.00%) (a), 10/01/30          2,000,000                 389,360
California Statewide
   Community Development
   Authority, 5.63%, 10/01/34          2,070,000               2,125,662
Carson Improvement Board
   Act 1915, Special
   Assessment District 1992,
   7.38%, 9/02/22                        700,000                 758,835
East Bay Municipal Utility
   District, 4.75%, 6/01/21            1,915,000               1,840,009
Orange County Community
   Facilities District Series A,
   7.35%, 8/15/18                        300,000                 341,706
San Francisco City & County
   Airport, 6.30%, 5/01/25             1,000,000               1,101,110
University of California
   Revenue, 4.75%, 9/01/16             2,000,000               1,977,740
                                                              ----------
                                                               8,534,422
                                                              ----------
COLORADO - 2.61%
Colorado Housing Authority,
   7.00%, 11/01/24                       475,000                 514,083
Denver City & County Airport
   Revenue, 7.75% - 8.50%,
   11/15/13 - 11/15/23                 2,555,000               2,938,480
                                                              ----------
                                                               3,452,563
                                                              ----------
CONNECTICUT - 0.82%
Connecticut State
   Development Authority,
   6.15%, 4/01/35                      1,000,000               1,085,430
                                                              ----------
DISTRICT OF COLUMBIA - 0.66%
Metropolitan Washington,
   General Airport Revenue
   Series A, 6.63%, 10/01/19             800,000                 876,784
                                                              ----------
FLORIDA - 3.95%
Governmental Utilities
   Authority Utility Revenue,
   5.00%, 10/01/29                     2,453,900               2,453,865


                                            PRINCIPAL
                                              AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
FLORIDA (CONTINUED)
Hillsborough County, 6.25%,
   12/01/34                           $1,250,000              $1,381,988
Sarasota County Health
   Facilities Authority Revenue,
   10.00%, 7/01/22                     1,160,000               1,391,768
                                                              ----------
                                                               5,227,621
                                                              ----------
GEORGIA - 4.11%
Fulton County Georgia
   Housing Authority, Housing
   Revenue, 6.38%, 2/01/08               520,000                 525,184
Fulton County Georgia Water
   & Sewer Revenue, 4.75%,
   1/01/28                             2,350,000               2,224,769
George Smith World Congress
   Center, 5.50%, 7/01/20              1,500,000               1,507,695
Monroe County Development
   Authority PCRB, 6.75%,
   1/01/10                             1,000,000               1,174,600
                                                              ----------
                                                               5,432,248
                                                              ----------
ILLINOIS - 10.83%
Broadview Tax Increment
   Revenue, 8.25%, 7/01/13             1,000,000               1,127,790
Chicago Capital Appreciation,
   (effective yield-2.09%) (a),
   7/01/16)                            2,000,000                 766,520
Chicago Heights Residential
   Mortgage, (effective
   yield-3.42%) (a), 6/01/09           3,175,000               1,558,989
Chicago School Reform Board
   Series A, 5.50%, 12/01/26           2,000,000               2,125,480
Chicago State University
   Revenue, 5.50%, 12/01/23            1,000,000               1,060,800
Illinois Development Finance
   Authority Revenue, 5.70%,
   1/01/18                             1,680,000               1,822,951
Illinois Health Facilities
   Authority Revenue,
   5.50% - 9.50%, 11/15/19 -
   10/01/22                            2,250,000               2,456,200
Kane County School District
   No. 129, 5.50%, 2/01/11             2,000,000               2,121,120
Metropolitan Pier &
   Exposition, (effective
   yield-1.44%) (a), 6/15/21           1,950,000                 616,434
Saint Clair County Public
   Building, (effective
   yield-2.06%) (a), 12/01/16          1,650,000                 670,807
                                                              ----------
                                                              14,327,091
                                                              ----------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                     PRINCIPAL
                                      AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
INDIANA - 2.55%
Fort Wayne, Indiana Hospital
   Authority Revenue, 4.75%,
   11/15/28                        $3,250,000              $2,986,425
Indiana Transportation
   Finance Authority Series A,
   (effective yield-1.99%) (a),
   6/01/17                          1,000,000                 394,230
                                                           ----------
                                                            3,380,655
                                                           ----------
IOWA - 0.50%
Student Loan Liquidity
   Corporation, Student Loan
   Revenue Series C, 6.95%,
   3/01/06                            625,000                 664,888
                                                           ----------
KANSAS - 0.74%
Wyandotte County Kansas
   City Utility Revenue,
   4.30%, 9/01/10                   1,000,000                 981,650
                                                           ----------
KENTUCKY - 1.60%
Jefferson County Hospital
   Revenue, 8.92%,
   10/01/08 (b)                       500,000                 590,625
Kenton County Airport Board
   Revenue, 7.50%, 2/01/20          1,400,000               1,524,936
                                                           ----------
                                                            2,115,561
                                                           ----------
LOUISIANA - 4.90%
Louisiana Public Facilities
   Authority Revenue, Dillard
   University-Louisiana,
   5.00%, 2/01/28                   2,750,000               2,690,215
Louisiana State University &
   Agriculture and Mechanical
   College, University
   Revenues, 5.00%, 10/01/30        1,000,000                 972,950
New Orleans, Louisiana,
   4.75%, 12/01/26                  3,000,000               2,821,740
                                                           ----------
                                                            6,484,905
                                                           ----------
MAINE - 0.72%
Maine State Housing
   Authority Series C, 6.88%,
   11/15/23                           885,000                 959,676
                                                           ----------
MARYLAND - 0.67%
Baltimore Series B, 4.25%,
   10/01/09                           900,000                 891,360
                                                           ----------
MASSACHUSETTS - 1.59%
Massachusetts State Health
   and Education, 6.00%,
   10/01/23                         1,000,000                 997,450


                                     PRINCIPAL
                                      AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
MASSACHUSETTS (CONTINUED)
Massachusetts State Health
   and Educational Facilities
   Authority, OID Revenue
   Bonds Series A, 6.88%,
   4/01/22                         $1,000,000              $1,106,840
                                                           ----------
                                                            2,104,290
                                                           ----------
MICHIGAN - 0.69%
Michigan State Hospital
   Financial Authority
   Revenue, 5.25%, 8/15/28          1,000,000                 909,730
                                                           ----------
MINNESOTA - 0.38%
Dakota County Housing &
   Redevelopment Authority
   Multifamily Housing
   Revenue, 6.25%, 5/01/29            500,000                 500,000
                                                           ----------
MISSISSIPPI - 0.75%
Municipal Facility Authority
   Natural Gas Project, 4.13%,
   1/01/07                          1,000,000                 989,160
                                                           ----------
MISSOURI - 1.47%
Missouri State Health &
   Educational Facilities
   Revenue, 5.00%, 5/15/28          1,000,000                 960,690
Ozarks Tech Community
   College Project, 5.00%,
   3/01/19                          1,000,000                 986,920
                                                           ----------
                                                            1,947,610
                                                           ----------
NEBRASKA - 1.75%
Nebraska Investment Finance
   Authority, SFM, 9.42%,
   9/15/24 (b)                        280,000                 312,200
Nebraska Public Gas Agency,
   Gas Supply System, 5.00%,
   4/01/00                          1,000,000               1,014,520
Omaha Nebraska Airport
   Authority Revenue, 4.20%,
   1/01/07                          1,000,000                 992,310
                                                           ----------
                                                            2,319,030
                                                           ----------
NEVADA - 1.87%
Clark County, 5.90%,
   10/01/30                         2,000,000               2,042,840
Henderson Local Improvement
   District, Special Assessment
   Series A, 8.50%, 11/01/12          415,000                 439,755
                                                           ----------
                                                            2,482,595
                                                           ----------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                    PRINCIPAL
                                      AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
NEW JERSEY - 1.77%
East Orange County Board of
   Education, (effective
   rate-1.75%) (a) 2/01/20         $1,000,000              $ 348,810
New Jersey Economic
   Development Authority
   Revenue, 6.00%, 5/15/28          1,000,000                978,380
Ocean County Utilities
   Authority, 4.00%, 1/01/08        1,040,000              1,022,975
                                                           ---------
                                                           2,350,165
                                                           ---------
NEW MEXICO - 1.87%
New Mexico State Hospital
   Equipment Lane Council,
   5.50%, 6/01/28                   1,500,000              1,469,985
Santa Fe Educational Facilities
   Revenue, 5.50%, 3/01/24          1,000,000              1,001,000
                                                           ---------
                                                           2,470,985
                                                           ---------
NEW YORK - 5.56%
Clifton Springs Hospital
   Refunding & Improvement,
   8.00%, 1/01/20                     625,000                685,462
Metropolitan Transportation
   Authority, 4.75%, 7/01/19        1,000,000                935,070
New York State Dormitory
   Authority Revenue Hospital,
   WYCKOFF, 5.20%,
   2/15/14                          1,000,000              1,013,790
New York Series H, 7.20%,
   2/01/13                          1,500,000              1,656,973
New York Series F - Ambac
   TCRS, 5.25%, 8/01/14             2,000,000              2,074,340
Suffolk County Industrial
   Development Agency
   4.25%, 2/01/07                   1,000,000              1,002,270
                                                           ---------
                                                           7,367,905
                                                           ---------
NORTH CAROLINA - 1.91%
North Carolina Eastern
   Municipal Power Agency
   Systems Revenue, 5.70%,
   1/01/13                          1,000,000              1,077,170
Sampson Area Development
   Corporation, 4.70%,
   6/01/14                          1,500,000              1,455,565
                                                           ---------
                                                           2,532,735
                                                           ---------
NORTH DAKOTA - 0.74%
Devils Lake Health Care,
   6.10%, 10/01/23                  1,000,000                983,160
                                                           ---------
OHIO - 3.91%
Batavia Local School District
   Reference, 5.63%, 12/01/22       1,000,000              1,080,980


                                    PRINCIPAL
                                      AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
OHIO (CONTINUED)
Canton, Ohio Pension
   Reference, 4.75%, 12/01/18      $1,000,000              $ 973,140
Cleveland, Ohio, 4.50%,
   10/01/12                         1,015,000                996,364
Cuyahoga County Health Care
   Facilities, 5.50%, 12/01/28      1,000,000                985,530
Ohio University General
   Receipts, 4.60%, 12/01/11        1,145,000              1,142,859
                                                           ---------
                                                           5,178,873
                                                           ---------
OKLAHOMA - 0.41%
Oklahoma City Industrial and
   Cultural Facilities Trust,
   6.75%, 9/15/17                     540,000                546,804
                                                           ---------
PENNSYLVANIA - 1.28%
Pennsylvania Economic
   Development, 6.40%,
   1/01/09                            500,000                524,605
Philadelphia Hospital and
   Higher Education Facilities,
   6.50%, 11/15/08                  1,075,000              1,171,008
                                                           ---------
                                                           1,695,613
                                                           ---------
RHODE ISLAND - 0.26%
West Warwick, Series A, GO
   Bonds, 7.30%, 7/15/08              310,000                345,002
                                                           ---------
TENNESSEE - 3.62%
Chattanooga, Tennessee
   Health Educational &
   Housing Facility, 5.00%,
   12/01/28                         1,500,000              1,440,555
Memphis Shelby County
   Airport Authority Special
   Facilities Revenue
   Refunding, 7.88%, 9/01/09        1,500,000              1,654,485
Metropolitan Government,
   Nashville & Davidson
   County, 4.75% - 5.00%,
   1/01/22 - 10/01/28                 250,000                244,900
Municipal Energy
   Corporation, Tennessee Gas,
   4.13%, 3/01/09                   1,500,000              1,455,930
                                                           ---------
                                                           4,795,870
                                                           ---------
TEXAS - 9.06%
Abilene Health Facilities
   Development Corporation,
   5.90%, 11/15/25                  1,000,000                966,740
Alliance Airport Authority,
   6.38%, 4/01/21                   2,000,000              2,161,280
Brazos Higher Education
   Authority Student Loan
   Revenue, 7.10%, 11/01/04           416,000                465,462

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                       PRINCIPAL
                                         AMOUNT       MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
TEXAS (CONTINUED)
Brazos River Authority
   Revenue, 4.90%, 10/01/15          $2,000,000      $ 2,016,940
Dallas Fort Worth
   International Airport
   Facility Revenue Bonds,
   7.25%, 11/01/30                    1,000,000        1,096,770
Houston, Texas School
   District, 4.75%, 2/15/26           1,500,000        1,412,085
Lufkin Health Memorial East
   Texas, 5.70%, 2/15/28              1,000,000          994,730
Matagorda County Revenue,
   5.13%, 11/01/28                    2,000,000        1,978,860
Texas State Department of
   Housing and Community
   Affairs Refunding, Series C,
   10.12%, 7/02/24 (b)                  750,000          907,500
                                                     -----------
                                                      12,000,367
                                                     -----------
UTAH - 2.53%
Bountiful Hospital Revenue,
   9.50%, 12/15/18                      230,000          294,633
Intermountain Power Agency
   Power Supply, 5.00%,
   7/01/19                            2,500,000        2,463,800
Utah State Housing Finance
   Agency, 7.20%, 1/01/27               585,000          596,998
                                                     -----------
                                                       3,355,431
                                                     -----------
WASHINGTON - 1.41%
Central Puget Sound Water
   Regional Transportation,
   4.75%, 2/01/28                     2,000,000        1,869,000
                                                     -----------
WEST VIRGINIA - 2.96%
Harrison County, 6.75%,
   8/01/24                            2,000,000        2,244,180
West Virginia State Hospital
   Finance Authority Revenue,
   9.70%, 1/01/18 (b)                 1,500,000        1,681,005
                                                     -----------
                                                       3,925,185
                                                     -----------
WISCONSIN - 4.14%
Southeast Wisconsin
   Professional Baseball,
   5.50%, 12/15/26                    2,000,000        2,141,080
Wisconsin State Health &
   Educational Facility
   Authority Revenues, 4.75%
   - 5.50%, 2/15/28 - 6/01/28         3,500,000        3,342,325
                                                     -----------
                                                       5,483,405
                                                     -----------
TOTAL LONG-TERM MUNICIPAL
   SECURITIES (COST
$   125,609,460)                                     130,301,738
                                                     -----------




                                             PRINCIPAL
                                               AMOUNT        MARKET VALUE
SHORT-TERM MUNICIPAL
   SECURITIES - 5.21%
MISSOURI - 1.13%
Kansas City, Missouri
   Individual Development,
   5.00%, 10/15/14 (c)                     $1,500,000       $  1,500,000
                                                            ------------
NEW YORK - 1.66%
New York State Energy
   Research &
   Development, 5.00%,
   7/01/15 (c)                              1,700,000          1,700,000
City of New York A-7,
   5.00%, 10/01/22 (c)                        500,000            500,000
                                                            ------------
                                                               2,200,000
                                                            ------------
TEXAS - 1.74%
Harris County, Texas
   Health Facilities, 5.00%,
   2/15/27 (c)                              2,300,000          2,300,000
                                                            ------------
WASHINGTON - 0.68%
Washington Health Care,
   Sisters of Providence
   Series I, 4.05%,
   10/01/05 (c)                               900,000            900,000
                                                            ------------
TOTAL SHORT-TERM
   MUNICIPAL SECURITIES (COST
$     6,900,000)                                               6,900,000
                                                            ------------
TOTAL INVESTMENTS (COST
$   132,509,460)-103.59%                                     137,201,738
OTHER ASSETS LESS
   LIABILITIES - (3.59%)                                      (4,751,557)
                                                            ------------
NET ASSETS - 100.00%                                        $132,450,181
                                                            ============

INVESTMENT ABBREVIATIONS


GO - General  Obligation
IDA - Industrial  Development  Authority
OID - Original Issue  Discount
PCRB -  Pollution  Control  Revenue  Bond
SFM -  Single  Family Mortgage
VRDN - Variable Rate Demand Note
(a) Effective yield is the yield as calculated at time of purchase at which the bond accretes on an annual basis until its maturity date.
(b) Represents inverse floating rate securities.
(c) Floating Rate Securities - The rates shown are the effective rates at March 31, 1999.
* Certain of these securities are used as collateral for options written contracts.

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $90,312,688 and $68,279,000, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $132,509,460. Net unrealized depreciation aggregated $4,692,278, of which $5,127,601 related to appreciated investment securities and $435,323 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value
   (cost $132,509,460) (Note 2)                       $137,201,738
Cash                                                        62,828
Receivables
  Fund shares sold                                       1,859,153
  Dividends and interest                                 2,036,819
  Variation margin (Note 2)                                 60,938
                                                      ------------
     TOTAL ASSETS                                      141,221,476
                                                      ------------
LIABILITIES
Payables
  Investments purchased             $7,967,465
  Fund shares redeemed                 317,601
  Dividends                            420,673
Accrued expenses and other
   liabilities                          65,556
                                    ----------
     TOTAL LIABILITIES                                   8,771,295
                                                      ------------
NET ASSETS                                            $132,450,181
                                                      ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                          $129,086,452
  Accumulated distributions in
     excess of net investment
     income                                               (329,232)
  Accumulated net realized loss
     on investment transactions                         (1,046,267)
  Net unrealized appreciation
     of investments                                      4,739,228
                                                      ------------
NET ASSETS                                            $132,450,181
                                                      ============
NET ASSET VALUE PER SHARE
  Class A Shares                                      $      15.73
  Class B Shares                                      $      15.69
  Class Y Shares                                      $      16.11
OFFERING PRICE PER SHARE
  Class A Shares                                      $      16.51(a)
  Class B Shares                                      $      15.69
  Class Y Shares                                      $      16.11
SHARES OUTSTANDING
  Class A Shares                                         4,558,605
  Class B Shares                                         3,869,243
  Class Y Shares                                                67

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
  Interest (Note 2)                                       $3,296,816
                                                          ----------
EXPENSES
Management fee (Note 4)                 $  360,928
Shareholder service fee (Note 5)           150,385
Distribution fee (Note 5)                  150,302
Administration fee (Note 4)                 60,155
Transfer agent fee                          53,330
Registration expenses                       23,924
Custodian and accounting fees               21,040
Shareholder reports and postage
   expenses                                 11,834
Legal fees                                   2,909
Audit fees                                   2,045
Directors' fees and expenses                 1,511
Miscellaneous                                2,553
                                        ----------
  Total expenses                                             840,916
                                                          ----------
NET INVESTMENT INCOME                                      2,455,900
                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FUTURES AND
   OPTIONS CONTRACTS
Net realized gain on investments,
   futures and options contracts
   (Note 2)                                957,780
Change in unrealized appreciation
   (depreciation) on investments        (2,882,930)
                                        ----------
NET LOSS ON INVESTMENTS, FUTURES
   AND OPTIONS CONTRACTS                                  (1,925,150)
                                                          ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $  530,750
                                                          ==========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS
                                                                             ENDED 3/31/99       YEAR ENDED
                                                                              (UNAUDITED)         9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                       $  2,455,900      $   4,054,279
 Net realized gain (loss) on investments, futures and options contracts           957,780            (41,138)
 Change in unrealized appreciation (depreciation) on investments               (2,882,930)         3,077,428
                                                                             ------------      -------------
 Increase in net assets resulting from operations                                 530,750          7,090,569
                                                                             ------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                      (1,293,015)        (1,979,908)
  Class B                                                                      (1,142,196)        (2,308,071)
  Class Y                                                                              --                (43)
                                                                             ------------      -------------
  Total distributions to shareholders                                          (2,435,211)        (4,288,022)
                                                                             ------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                  30,176,197         45,477,369
 Reinvested distributions                                                       1,362,987          2,625,084
 Shares redeemed                                                               (8,293,679)       (13,461,719)
                                                                             ------------      -------------
 Change in net assets resulting from capital share transactions                23,245,505         34,640,734
                                                                             ------------      -------------
 Increase in net assets                                                        21,341,044         37,443,281
Net Assets
 Beginning of period                                                          111,109,137         73,665,856
                                                                             ------------      -------------
 End of period (including accumulated distributions in excess of net
  investment income of ($329,232) and ($349,922), respectively)              $132,450,181      $ 111,109,137
                                                                             ============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES



                                                              SIX MONTHS
                                                                 ENDED        YEAR
                                                               3/31/99        ENDED
                                                             (UNAUDITED)     9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                           $   15.99       $ 15.50
                                                             ---------       -------
Income from investment operations
 Net investment income                                            0.35          0.66
 Net realized and unrealized gain (loss) on investments         ( 0.27)         0.59
                                                             ---------       -------
 Total from investment operations                                 0.08          1.25
                                                             ---------       -------
Less distributions
 From net investment income                                     ( 0.34)       ( 0.76)
 From net realized capital gain                                     --            --
                                                             ---------       -------
 Total distributions                                            ( 0.34)       ( 0.76)
                                                             ---------       -------
Net asset value, end of year                                 $   15.73       $ 15.99
                                                             =========       =======
TOTAL RETURN*                                                     0.52%         8.24%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                       $  71,724       $51,757
Ratio of expenses to average net assets                           1.14%(a)      1.17%
Ratio of expenses to average net asset excluding waiver           1.14%(a)      1.17%
Ratio of net investment income to average net assets              4.33%(a)      4.63%
Portfolio turnover rate                                             56%           62%



                                                              YEAR        YEAR        YEAR        YEAR
                                                             ENDED       ENDED       ENDED       ENDED
                                                            9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                          $ 15.04     $ 14.92     $ 14.42     $ 16.05
                                                            -------     -------     -------     -------
Income from investment operations
 Net investment income                                        0.81        0.82        0.81         0.82
 Net realized and unrealized gain (loss) on investments       0.49        0.12        0.51       ( 1.54)
                                                            -------     -------     -------     -------
 Total from investment operations                             1.30        0.94        1.32       ( 0.72)
                                                            -------     -------     -------     -------
Less distributions
 From net investment income                                  ( 0.81)     ( 0.82)     ( 0.82)     ( 0.81)
 From net realized capital gain                              ( 0.03)         --          --      ( 0.10)
                                                            -------     -------     -------     -------
 Total distributions                                         ( 0.84)     ( 0.82)     ( 0.82)     ( 0.91)
                                                            -------     -------     -------     -------
Net asset value, end of year                                $ 15.50     $ 15.04     $ 14.92     $ 14.42
                                                            =======     =======     =======     =======
TOTAL RETURN*                                                  8.89%       6.46%       9.46%     ( 4.83%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                      $29,394     $17,558     $20,460     $25,056
Ratio of expenses to average net assets                        1.22%       1.24%       1.43%       1.24%
Ratio of expenses to average net asset excluding waiver        1.22%       1.24%       1.43%       1.33%
Ratio of net investment income to average net assets           5.09%       5.47%       5.56%       5.43%
Portfolio turnover rate                                          59%         46%         43%         87%

(a) Annualized.
* Total return does not reflect sales commissions and is not annualized. See notes to financial statements.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES



                                                             SIX MONTHS
                                                                ENDED         YEAR
                                                               3/31/99        ENDED
                                                             (UNAUDITED)     9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                           $   15.94       $ 15.49
                                                             ---------       -------
Income from investment operations
 Net investment income                                            0.31         1.30
 Net realized and unrealized gain (loss) on investments         ( 0.26)       ( 0.14)
                                                             ---------       -------
 Total from investment operations                                 0.05         1.16
                                                             ---------       -------
Less distributions
 From net investment income                                     ( 0.30)       ( 0.71)
 From net realized capital gain                                     --            --
                                                             ---------       -------
 Total distributions                                            ( 0.30)       ( 0.71)
                                                             ---------       -------
Net asset value, end of year                                 $   15.69       $ 15.94
                                                             =========       =======
TOTAL RETURN*                                                     0.32%         7.70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                       $  60,725       $59,351
Ratio of expenses to average net assets                           1.65%(a)      1.67%
Ratio of expenses to average net asset excluding waiver           1.65%(a)      1.67%
Ratio of net investment income to average net assets              3.83%(a)      4.13%
Portfolio turnover rate                                             56%           62%



                                                              YEAR        YEAR        YEAR        YEAR
                                                             ENDED       ENDED       ENDED       ENDED
                                                            9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                          $ 15.05     $ 14.95     $ 14.43     $ 16.06
                                                            -------     -------     -------     -------
Income from investment operations
 Net investment income                                        0.71        0.75        0.74         0.74
 Net realized and unrealized gain (loss) on investments       0.52        0.11        0.52       ( 1.54)
                                                            -------     -------     -------     -------
 Total from investment operations                             1.23        0.86        1.26       ( 0.80)
                                                            -------     -------     -------     -------
Less distributions
 From net investment income                                  ( 0.71)     ( 0.76)     ( 0.74)     ( 0.73)
 From net realized capital gain                              ( 0.08)         --          --      ( 0.10)
                                                            -------     -------     -------     -------
 Total distributions                                         ( 0.79)     ( 0.76)     ( 0.74)     ( 0.83)
                                                            -------     -------     -------     -------
Net asset value, end of year                                $ 15.49     $ 15.05     $ 14.95     $ 14.43
                                                            =======     =======     =======     =======
TOTAL RETURN*                                                  8.33%       5.87%       9.01%     ( 5.34%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                      $44,272     $37,191     $39,493     $46,157
Ratio of expenses to average net assets                        1.72%       1.74%       1.92%       1.74%
Ratio of expenses to average net asset excluding waiver        1.72%       1.74%       1.92%       1.86%
Ratio of net investment income to average net assets           4.60%       4.95%       5.07%       4.93%
Portfolio turnover rate                                          59%         46%         43%         87%

(a) Annualized.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES



                                                            SIX MONTHS
                                                               ENDED             PERIOD
                                                              3/31/99             ENDED
                                                            (UNAUDITED)        9/30/98 (B)
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                        $  16.00           $  15.51
                                                            --------           --------
Income from investment operations
 Net investment income                                          0.35               1.39
 Net realized and unrealized loss on investments              ( 0.24)            ( 0.23)
                                                            --------           --------
 Total from investment operations                               0.11               1.16
                                                            --------           --------
Less distributions
 From net investment income                                       --             ( 0.67)
                                                            --------           --------
Net asset value, end of period                              $  16.11           $  16.00
                                                            ========           ========
TOTAL RETURN*                                                   0.69%              7.51%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $      1           $      1
Ratio of expenses to average net assets                         0.92%(a)           0.92%(a)
Ratio of net investment income to average net assets            4.33%(a)           5.66%(a)
Portfolio turnover rate                                           56%                62%

(a) Annualized.
(b) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
The six-month period ending March 31, 1999 was not kind to the bond market. Treasury rates increased sharply, with the 2-year note climbing 71 basis points to 4.98% and the long bond rising 66 basis points to 5.62%. The market sold off in reaction to much stronger than anticipated economic growth during both the final quarter of 1998 and the first quarter of 1999.


In early October of 1998, the stock market was weak, world markets were in turmoil and fears of global deflation were rampant. The crisis in world financial markets was prompted by Russia's default on its debt obligations, and was exacerbated by the bankruptcy of the highly leveraged investment firm Long Term Capital Management. Over the ensuing three-month period the Federal Reserve lowered the Federal Funds rate 0.75% in response to these alarming market conditions.


Economists expected U.S. economic growth in 1999 to be significantly depressed by the severe shock that financial markets experienced during September and October. These forecasts for slower growth garnered support in early January when the Brazilian government was forced to devalue their currency, the real. The sudden drop in the value of the real implied that Brazil would suffer a fairly deep recession in 1999. In addition, the lower currency value has made American exports too expensive for Brazilian markets.


Despite turmoil in financial markets and in Brazil, the much-anticipated slowdown in U.S. economic growth has yet to materialize. Indeed, economic growth in the final quarter of 1998 surged more than 6.0% on an annualized basis. Economic indicators for the first quarter of 1999 suggest that the economy has continued its robust growth into 1999. Some market observers are beginning to question the aggressiveness with which the Federal Reserve reacted to the market crisis in late 1998. These economists have gone so far as to suggest that the Fed should reverse course and raise rates in response to a potentially overheating American economy. The fear that the Federal Reserve may move to increase short-term borrowing rates prompted the bond market's severe price declines and interest rate increases during the first quarter of 1999.


MANAGEMENT STRATEGY
Portfolio durations were 5% to 10% longer than their benchmark indices at the beginning of 1999. This long duration tilt led to strong relative performance early in January as the bond market responded to the Brazilian devaluation. However, as economic data painted an ever-clearer picture of a robust U.S. economy, portfolio durations were cut back to approximately neutral levels. Sector allocations were heavily tilted toward spread product. Mortgage backed securities were particularly emphasized given their high yield and strong performance potential in a stable to rising rate environment. The stronger economic growth prompted an increased allocation to lower-rated corporate bonds, including high yield securities. Portfolio weightings in high yield were increased from roughly 5% to 10%.



PERFORMANCE REVIEW
Portfolio performance during the six-month period ending March 31, 1999 was superior to index objectives. Our mortgage overweight and our lower-rated corporate bond investments allowed our portfolios to outpace indices comprised of treasury obligations. For the period the Mentor

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

Quality Income A share returned -1.16% compared to -2.76% for the Merrill Lynch 7-Year Treasury Index. The Mentor Short-Duration Income Portfolio A shares returned 0.83% for the period compared to 0.44% for the Merrill Lynch 3-Year Treasury Index.



MARKET OUTLOOK
Our long-term market outlook is for continued declines in inflation and therefore continued lower interest rates. This optimism is fueled by structural economic changes such as the Internet that offer the potential to substantially increase economic efficiency and reduce costs. In addition, the increasing productivity of the U.S. labor force suggests that the economy can grow faster than previously thought without generating inflationary pressures. However, short-term prospects for the bond market are less clear.


The long-term picture for bonds has continued to improve in recent months. Brazil's currency devaluation has made their products extremely price competitive with U.S. made products. Since Brazil is the dominant economy in Latin America, their devaluation implies falling growth rates for every economy within the region. Lower growth in Latin America has coincided with slow growth in Europe. The introduction of a single currency across much of Europe, the euro, has yet to ignite economic growth in the region. Indeed, the newly created European central bank has repeatedly revised down its growth estimates for 1999, and is currently forecasting growth of little more than 2% for the year.


Despite the good news for bonds overseas, domestic U.S. conditions continue to put upward pressure on interest rates. The U.S. economy has repeatedly defied predictions of an imminent slowdown. With unemployment as of March hitting 4.2%, inflation fears are mounting. Despite these fears, most broad measures of inflation have continued to trend downward. This combination of robust economic growth and benign inflation is almost unprecedented. As a result, the Federal Reserve is examining whether old models of the growth and inflation trade-off accurately describe the new American economy.


Although the Federal Reserve is considering whether or not the U.S. has entered a new economic era, market participants are understandably reluctant to gamble on such theoretical notions. Without some evidence of slowing economic growth, the bond market is likely to at best trade within a fairly narrow range around current interest rate levels and at worst could continue to decline somewhat. Given that no signs of a slacking in economic activity are yet apparent, we are anticipating a range-bound market in the weeks and months ahead. In such an environment our overweight position in mortgage backed securities and lower-rated corporate bonds should continue to perform well.


As the summer wears on, we expect that stumbling growth in Europe and Latin America will exert pressure on the U.S. economy. This pressure on domestic economic growth and global inflation should allow the rally in bond prices to continue. We anticipate significantly reducing our exposure to mortgages and corporate bonds at that time and extending portfolio durations.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class A and Class B Shares and the Merrill Lynch 7-Year Treasury Index.-


                                    [GRAPH]

                                        4/29/92  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98  3/31/99
Class A Shares(dagger)                   9,525    9,846   10,378   10,036   11,222   11,681   12,833   14,110    13,861
Class B Shares(double dagger)           10,000   10,324   10,827   10,406   11,585   11,999   13,113   14,071    13,946
Merrill Lynch 7-Year Treasury Index~    10,000   11,041   12,345   11,721   13,533   14,043   15,388   17,815    17,324

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                               1-Year    5-Year   Since Inception(triple dagger)
                    Class A     0.76%     5.69%             4.92%
                    Class B     4.21%     6.18%             5.13%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  - The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  + Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor Quality Income Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 3/31/99.

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class Y Shares and the Merrill Lynch 7-Year Treasury Index.-


                                    [GRAPH]

                                       11/19/97  12/31/97  3/31/98  6/30/98  9/30/98  3/31/99
Class Y Shares*                         10,000    10,038   10,144   10,378   10,869   10,758
Merrill Lynch 7-Year Treasury Index~    10,000    10,142   10,311   10,562   11,364   11,050

                          Total Returns as of 3/31/99

                                  1-Year    Since Inception**
                        Class Y    6.06%          5.69%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 - The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvesment of interest on securities in the index. Ther Merrill Lynch 7-year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requries to be reflect in the Portfolio's performance.
 *  Represents a  hypothetical  investment of $10,000 in Mentor  Quality  Income
    Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
** Reflects operations of Mentor Quality Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/99.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON


Comparison  of  change  in value of  hypothetical  $10,000  purchase  in  Mentor
Short-Duration Income Portfolio Class A Shares and the Merrill Lynch 3-Year Treasury Index.-


                                    [GRAPH]

                                      6/16/95  9/30/95  9/30/96  9/30/97  9/30/98  3/31/99
Class A Shares*                        9,900    9,931   10,532   11,304   12,093   12,194
Merrill Lynch 3-Year Treasury Index~  10,000   10,139   11,038   11,571   12,732   12,788

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                                      1-Year   Since Inception**
                           Class A     4.28%        5.37%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 - The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

    * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class A Shares, after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charges = $9,900. The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class A from the date of issuance on 6/16/95 through 3/31/99.

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class B Shares and Merrill Lynch 3-year
Treasury Index.-

                                    [GRAPH]

                                       4/29/94  12/31/94  9/30/95  9/30/96  9/30/97  9/30/98  3/31/99
Class B Shares(dagger)                 10,000    10,093   10,623   11,225   12,125   12,945   13,043
Merrill Lynch 3-Year Treasury Index~   10,000    10,075   11,051   11,709   12,600   13,053   13,924

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                                        1-Year   Since Inception(double dagger)
                          Class B       4.12%              5.87%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 - The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

    + Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Short-Duration Income Portfolio Class B Shares from the date of commencement of operations on 4/29/94 through 3/31/99.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison  of  change  in value of  hypothetical  $10,000  purchase  in  Mentor
Short-Duration Income Portfolio Class Y Shares and the Merrill Lynch 3-Year Treasury Index.-


                                    [GRAPH]

                                       11/19/97  12/31/97   3/31/98  6/30/98  9/30/98  3/31/99
Class Y Shares*                         10,000    10,032    10,167   10,317   10,638   10,746
Merrill Lynch 3-Year Treasury Index~    10,000    10,081    10,239   10,413   10,875   10,923

                          Total Returns as of 3/31/99

                                      1-Year     Since Inception**
                           Class Y     5.70%           5.61%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 - The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.


    * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class Y from the date of issuance on 11/19/97 through 3/31/99.

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                             PRINCIPAL                 MARKET
                                               AMOUNT                  VALUE
LONG-TERM INVESTMENTS - 134.54%
PREFERRED STOCK - 1.84%
Home Ownership, Inc.,
   12/30/26 (cost $3,796,225)         $4,350,000                $ 4,075,438
                                                                -----------
ASSET-BACKED SECURITIES - 20.93%
Advanta Mortgage Loan Trust
   Series 1993-4 AZ, 5.55%,
   3/25/10                               693,663                    682,548
Advanta Mortgage Loan Trust
   Series 1993-3 A5, 5.55%,
   1/25/25                               990,524                    962,672
AFG Receivables Trust Series
   1997-B C, 7.00%, 2/15/03              941,241                    943,079
Capital One Master Trust
   Series 1998-4 A, 5.43%,
   1/15/07                             2,535,000                  2,493,557
CS First Boston Mortgage
   Series 1996-2 A6, 7.18%,
   2/25/18                             6,500,000                  6,528,190
Discover Card Master Trust
   Series 1998-7 A, 5.60%,
   5/15/06                             3,005,000                  2,970,016
Equifax Credit Corporation of
   America
   Series 1998-2 A6F, 6.16%,
     4/15/08                           2,370,000                  2,371,822
   Series 1994-1 B, 5.75%,
     3/15/09                           1,253,328                  1,251,187
   Series 1999-1 A6F, 6.20%,
     9/20/09                           5,250,000                  5,217,834
   Series 1998-2 A4F, 6.33%,
     1/15/22                           1,800,000                  1,804,784
Fifth Third Auto Grantor
   Trust Series 1996-A A,
   6.20%, 9/15/01                        435,617                    436,476
First USA Credit Card Master
   Trust, 1998-9 A, 5.28%,
   9/18/06                             2,700,000                  2,652,729
General Electric Capital
   Mortgage, - 6.27%, Series
   1999-HE1 A7, 4/25/29                4,000,000                  3,961,951
Green Tree Home Equity,
   Series 1999-A A5, 6.13%,
   2/15/19                             3,900,000                  3,896,482
J.C. Penney Master Credit
   Card Trust, Series 1998-E
   A, 5.50%, 6/15/07                   4,000,000                  3,931,427
Key Auto Finance Trust Series
   1997-2 A4, 6.15%,
   10/15/01                            1,500,000                  1,505,792
Old Stone Credit Corporation,
   Series 93-1 B1, 6.00%,
   3/15/08                               520,913                    521,875


                                             PRINCIPAL                 MARKET
                                               AMOUNT                  VALUE
ASSET-BACKED SECURITIES (CONTINUED)
Saxon Asset Securities Series
   1999-1 AF6, 6.35%,
   2/25/29                            $4,000,000                $ 4,012,999
                                                                -----------
TOTAL ASSET-BACKED SECURITIES
   (COST $24,821,467)                                            46,145,420
                                                                -----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES -- 69.94%
Federal Home Loan Mortgage
   Association
   Series 26 C, 6.50%, 7/25/18         7,000,000                  7,032,774
   Series 1693 Z, 6.00%,
     3/15/09, REMIC                    6,301,827                  6,138,331
   Series 1647 B, 6.50%,
     11/15/08, REMIC                   2,201,275                  2,204,038
Federal National Mortgage
   Association Series 1993-181
   O, 6.50%, 9/25/08                   2,335,000                  2,333,916
   6.00% - 6.50%, 1/01/00             20,500,000                 20,175,313
   6.00%, 12/01/13                     3,479,988                  3,456,991
   Series 1998-24 JZ, 6.50%,
     5/18/28                           2,028,936                  2,008,577
Government National
   Mortgage Association I
   6.00% - 6.50%, 3/15/28 -
     1/15/29 ARM                      39,414,072                 38,749,338
   6.00% - 7.00%,
     12/15/08 - 3/15/29               67,400,000                 69,309,762
Government National
   Mortgage Association II
   6.13% - 6.88%, 4/20/22 -
     12/20/22, ARM                     2,765,717                  2,820,511
                                                                -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES (COST
$   154,747,659)                                                154,229,551
                                                                -----------
CORPORATE BONDS - 19.95% FINANCIAL - 6.28% Capital One Bank, 7.15% -
   7.20%, 7/19/99 -
   9/15/06                             4,750,000                  4,780,917
CIT Group, Inc. 5.91%,
   11/23/05                            3,000,000                  2,937,333
Ford Capital, 9.88%, 5/15/02           2,525,000                  2,813,162
Household Financial
   Company, 5.88%, 2/01/09             1,300,000                  1,248,897
Salomon, Inc., 7.30%, 5/15/02          2,000,000                  2,078,222
                                                                -----------
                                                                 13,858,531
                                                                -----------
INDUSTRIAL - 13.27%
Adelphia Communications,
   9.88%, 3/01/05                        625,000                    678,125

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                          PRINCIPAL                 MARKET
                                            AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Capstar Broadcasting, 9.25%,
7/01/07                            $  700,000                $   740,250
Century Communications,
   9.50%, 8/15/00                   1,400,000                  1,441,774
Chancellor Media
   Corporation, 9.00%,
   10/01/08                           800,000                    856,000
Charter Communications,
   8.63%, 4/01/09 (a)               1,200,000                  1,227,000
Clearnet Communications,
   12/15/05                           550,000                    504,625
Comcast Cellular, 9.50%,
   5/01/07                          1,750,000                  1,986,250
CSC Holdings, Inc., 9.88%,
   5/15/06                            750,000                    819,375
Enron Corporation, 6.73%,
   11/17/08                         4,000,000                  4,027,516
JCAC, Inc., 10.13%, 6/15/06           750,000                    823,125
Jitney-Jingle Stores, 12.00%,
   3/01/06                          1,500,000                  1,668,750
Lenfest Communications,
   7.63%, 2/15/08                     530,000                    540,600
McLeodUSA, Inc., 9.25%,
   7/15/07                          1,400,000                  1,466,500
Metromedia Fiber, 10.00%,
   11/15/08                         1,120,000                  1,201,200
Microcell Telecomm, 14.00%,
   6/01/06                            420,000                    343,350
Nextel Communications,
   10.65%, 9/15/07                    750,000                    551,250
PSINet, Inc., 10.00%,
   2/15/05                            785,000                    828,175
Randall's Food Marketings,
   9.38%, 7/01/07                   1,145,000                  1,242,325
RBF Finance, 11.38%,
   3/15/09 (a)                        250,000                    263,750
Rogers Cablesystems,
   9.63% - 10.00%,
   8/01/02 - 3/15/05                1,600,000                  1,762,000
Rogers Cantel, 8.80%,
   10/01/07                         1,250,000                  1,306,250
Safeway, Inc., 6.50%,
   11/15/08                         2,000,000                  2,028,692
Sprint Capital Corporation,
   6.13%, 11/15/08                  3,000,000                  2,953,358
                                                             -----------
                                                              29,260,240
                                                             -----------
UTILITY - 0.40%
CMS Energy Corporation,
   6.75%, 1/15/04                     900,000                    885,600
                                                             -----------


                                          PRINCIPAL                 MARKET
                                            AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
TOTAL CORPORATE BONDS
   (COST $46,813,941)                                        $44,004,371
                                                             -----------
MISCELLANEOUS - 0.47%
Platex Family Production
   Corporation
   8.88%, 7/15/04 (cost
$   1,050,599)                     $1,000,000                  1,035,000
                                                             -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 17.71%
BA Mortgage Securities B1,
   6.50%, 7/25/13                     420,848                    411,549
BA Mortgage Securities M,
   6.50%, 7/25/13                     649,696                    642,073
Chase Mortgage Finance
   Corporation
   Series 1993-C B1, 7.00%,
     10/25/24                       2,854,534                  2,858,996
General Electric Capital
   Mortgage
   Series 1993-18 B1, 6.00%,
     2/25/09                        1,827,816                  1,769,918
   Series 1998-13 M, 6.50%,
     6/25/13                        1,122,946                  1,111,956
   Series 1998-01 M, 6.75%,
     1/25/13                          716,397                    715,215
   Series 1998-03 M, 7.00%,
     1/25/28                        2,713,700                  2,713,145
Norwest Asset Securities
   Corporation
   Series 1996-2 M, 7.00%,
     9/25/11                        1,706,660                  1,713,853
   Series 1997-18 B1, 6.75%,
     12/25/27                       2,574,548                  2,529,457
   Series 1998-22 B1, 6.25%,
     9/25/28                        2,146,841                  2,069,647
   Series 1998-22 B2, 6.25%,
     9/25/28                        3,109,938                  2,968,642
NationsBanc Montgomery
   Funding Corporation
   Series 1998-5 M, 6.00%,
     11/25/13                       2,089,024                  1,997,678
   Series 1998-5 B1, 6.00,
     11/25/13                         974,520                    919,168
   Series 1998-4 B2, 6.25%,
     10/25/28                       2,583,242                  2,428,918
Prudential Homes
   Series 1996-4 B1, 6.50%,
     4/25/26                          871,544                    848,835
   Series 1996-4 M, 6.50%,
     4/25/26                        4,269,598                  4,191,860

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                               PRINCIPAL                 MARKET
                                                 AMOUNT                  VALUE
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CONTINUED)
Prudential Homes
   Series 1996-8 M, 6.75%,
      6/25/26                           $2,326,163                $  2,312,068
   Series 1995-7 M, 7.00%,
     11/25/25                            2,795,735                   2,807,699
   Series 1995-5 B1, 7.25%,
     9/25/25 (a)                         1,444,123                   1,455,785
   Series 1995-5 M, 7.25%,
      9/25/25                            2,546,471                   2,584,484
                                                                  ------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (COST
$   57,268,043)                                                     39,050,946
                                                                  ------------
RESIDUAL INTERESTS - 3.70%
Capital Mortgage Funding
   1999-1, 10/20/22                         14,088                     410,616
Capital Mortgage Funding
   1999-2, 10/20/23                         15,369                     422,935
Capital Mortgage Funding
   1999-3, 11/20/23                         15,928                     432,212
Capital Mortgage Funding
   1998-1, 1999, 1/22/27                    40,016                     671,630
General Mortgage Securities II
   1995-1, 1998, 6/25/20                     9,057                     304,207
General Mortgage Securities II
   1998-5, 9/20/21                          28,489                     628,261
General Mortgage Securities II
   1997-4 1998, 5/20/22                      9,802                     438,928
General Mortgage Securities II
   1998-6, 7/20/22                          30,853                     648,487
General Mortgage Securities II
   1995-4, 1998, 6/25/23                     6,267                     339,970
General Mortgage Securities II
   1997-5 1998, 7/20/23                     18,194                     641,663
General Mortgage Securities II
   1999-1, 8/20/24                          40,000                     658,476
General Mortgage Securities II
   1998-1, 10/20/24                         21,132                     590,657
General Mortgage Securities II
   1998-2, 10/20/24                         27,670                     434,402
National Mortgage Funding
   1995-4, 1998, 3/20/21                     5,019                     102,273
National Mortgage Funding
   1998-9, 11/20/22                         24,128                     460,073
National Mortgage Funding
   1998-10, 1/20/23                         13,573                     503,279
National Mortgage Funding
   1998-8, 5/20/24                          28,801                     480,355
                                                                  ------------


                                               PRINCIPAL                 MARKET
                                                 AMOUNT                  VALUE
RESIDUAL INTERESTS (CONTINUED)
TOTAL RESIDUAL INTERESTS (COST
$    8,635,785)                                                      8,168,424
                                                                  ------------
TOTAL LONG-TERM INVESTMENTS
   (COST $297,133,719)                                            $296,709,150
                                                                  ------------
SHORT-TERM INVESTMENT - 0.21%
REPURCHASE AGREEMENT
Goldman Sachs & Company Dated 3/31/99,  4.95%,  due 4/01/99,  collateralized  by
   $445,241  Federal Home Loan Mortgage  Corporation,  7.50%,  11/01/27,  market
   value $457,485 (cost $447,914)        $  447,914                    447,914
                                                                  ------------
TOTAL INVESTMENTS
   (COST $297,581,633)-
       134.75%                                                     297,157,064
OTHER ASSETS LESS LIABILITIES -
       (34.75%)                                                    (76,639,834)
                                                                  ------------
NET ASSETS - 100.00%                                              $220,517,230
                                                                  ============

INVESTMENT ABBREVIATIONS

ARM -- Adjustable Rate Mortgage
REMIC -- Real Estate Mortgage Investment Conduit
(a)These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $384,867,076 and $357,935,935, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $297,581,633. Net unrealized depreciation aggregated $424,569, of which $2,019,646 related to appreciated investment securities and $2,444,215 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
ASSET-BACKED SECURITIES - 11.60%
Advanta Home Equity Loan,
   6.15%, 10/25/09              $   617,283   $   616,032
Advanta Mortgage Loan
   Trust, 5.05%, 3/25/10            277,581       273,134
Advanta Mortgage Loan
   Trust 1993-3 A3,
   4.75%, 2/25/10                   402,385       397,700
AFC Home Equity Loan
   Trust, 6.60%, 2/25/27          1,395,483     1,394,227
AFG Receivables Trust,
   6.45%, 9/15/00 (a)               145,295       145,295
   7.05%, 4/15/01 (a)               239,677       239,889
   7.00%, 2/15/03 (a)               705,931       707,309
AFG Receivables Trust
   1997 A, 6.35%, 10/15/02        1,036,846     1,041,669
AFG Receivables Trust
   1997 B, 6.20%, 2/15/2003          94,118        94,114
Capital One Master Trust
   1998-4, 5.43%, 1/15/07         2,000,000     1,967,303
CS First Boston 1996-2,
   6.39%, 2/25/18                   675,598       673,292
   7.18%, 2/25/18                 4,000,000     4,017,347
Equifax Credit Corporation
   1994-1 B, 5.75%, 3/15/09         398,474       397,793
Fifth Third Bank Auto
   Grantor Trust, 6.20%,
   9/15/01                          218,032       218,462
MMCA Automobile Trust
   1999-1, 5.50%, 7/15/05         3,000,000     2,993,466
Old Stone Credit Corporation
   1993-2, 6.20%, 6/15/08           230,854       231,783
Olympic Automobiles
   Receivables Trust 1994-B
   A2, 6.85%, 6/15/01               388,097       388,097
Olympic Automobiles
   Receivables Trust,
   7.35%, 10/15/01                  605,458       607,451
Perpetual Savings Bank
   1990-1, 7.17%, 3/01/20         2,319,946     2,311,340
Union Acceptance
   Corporation Auto Trust
   1997 A,
   6.48%, 5/10/04                   430,000       434,644
Union Acceptance
   Corporation,
   6,70%, 6/08/03                 2,020,000     2,036,827
   6.45%, 7/09/03                   593,504       597,274
Union Acceptance
   Corporation 1998-D A3,
   5.75%, 6/09/03                 2,400,000     2,391,536
                                              -----------
TOTAL ASSET-BACKED SECURITIES
   (COST $24,212,755)                          24,175,984
                                              -----------


                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 49.00%
Federal National Mortgage
   Association
   10.00%, 6/01/05 MBS          $   136,411   $   141,174
   6.00%, 11/01/13 - 4/01/14     37,051,196    36,750,156
   9.00%, 5/01/14 ARM             4,580,657     4,626,474
   7.00%, 12/15/08 ARM           24,470,286    24,844,881
   6.00%, 11/15/13                1,985,917     1,977,229
   6.00%, 12/15/13 -
     1/15/14 ARM                  7,787,433     7,753,363
   6.63%, 7/20/22                 3,101,843     3,173,415
   6.50%, 3/15/28 ARM             2,879,888     2,866,389
   6.50%, 6/15/28 MBS             2,799,999     2,786,874
Government National
   Mortgage Association II
   7.00%, 11/20/22                2,083,124     2,124,688
   6.88%, 4/20/22                 5,227,054     5,347,726
   6.13%, 10/20/22-12/20/22       4,084,247     4,163,533
   6.63%, 9/20/23                   732,024       748,693
U.S. Treasury Bonds, 4.25%,
   11/15/03                       5,000,000     4,834,000
                                              -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $102,541,046)                        102,138,595
                                              -----------
COLLATERALIZED MORTGAGE
   OBLIGATION - 22.39%
Chase 1999-S3 B1, 6.25%,
   3/25/14                          401,178       387,032
Chase 1999-S3 M, 6.25%,
   3/25/14                        1,260,846     1,233,774
Citigroup 1992-18 A-A,
   6.60%, 11/25/22                7,570,244     7,617,880
Equifax Credit Corporation,
   1998-2, 6.16%, 4/15/08         1,926,750     1,928,231
   1999-1 A6F, 6.20%,
     9/20/09                      4,750,000     4,720,897
   1998-A, 6.33%, 1/15/22         1,350,000     1,353,588
First USA Credit Card Master
   Trust 1998-9 1997, 5.28%,
   9/18/06                        2,300,000     2,259,732
Glendale Federal Bank
   1990-1 A, 6.60%, 10/25/29      5,222,348     5,222,253
Green Tree Home Equity
   Loan Trust 1999-4, 6.13%,
   2/15/19                        3,100,000     3,097,204
J.C. Penney Master Credit
   Card Trust 1998-E, 5.50%,
   6/15/07                        3,575,000     3,513,713
Key Auto Finance Trust,
   6.15%, 10/15/01                4,000,000     4,015,444
Saxon 1995-1A A1, 7.52%,
   4/25/25                        3,693,031     3,713,644

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
COLLATERALIZED MORTGAGE
OBLIGATION (CONTINUED)
Saxon Asset Securities Trust
1999-1 AF3, 6.17%, 8/25/21         $ 3,000,000   $  2,997,277
Saxon Asset Securities Trust,
6.27%, 7/25/23                       3,800,000      3,805,955
Structured Asset Securities
Corporation, 6.19%,
10/25/28                               816,176        816,177
                                                 ------------
TOTAL COLLATERIZED MORTGAGE
OBLIGATIONS
(COST $46,792,705)                                 46,682,801
                                                 ------------
CORPORATE BONDS - 20.26%
Adelphia Communications,
7.50%, 1/15/04                       1,000,000        996,250
Argosy Gaming Company,
13.25%, 6/01/04 (a)                  1,000,000      1,132,500
Associates Corporation, NA,
7.88%, 9/30/01                       1,000,000      1,051,554
Capital One Bank,
   7.20%, 7/19/99                    1,500,000      1,509,421
   7.15%, 9/15/06                    1,000,000      1,006,642
Carr-Gottstein Foods
   Company, 12.00%,
   11/15/05                          1,500,000      1,725,000
Century Communications,
   9.50%, 8/15/00                    1,207,000      1,243,210
Clearnet Communications,
   14.75%, 12/15/05                    850,000        779,875
CMS Energy Corporation,
   6.75%, 1/15/04                    1,000,000        984,000
CSC Holdings, Inc., 9.88%,
   5/15/06                             750,000        819,375
Discover Card Master Trust I,
   1998-7, 5.60%, 5/15/06            2,000,000      1,976,716
Ford Capital, 9.88%, 5/15/02         2,525,000      2,813,162
General Motors Acceptance
   Corporation,
   6.88%, 7/15/01                    2,250,000      2,306,781
JCAC Inc., 10.13%, 6/15/06           1,250,000      1,371,875
Jitney-Jungle Stores, 12.00%,
   3/01/06                           1,500,000      1,668,750
Lehman, 6.20%, 1/15/02               2,000,000      1,978,146
Nextel Communications,
   9.75%, 8/15/04                    1,000,000      1,037,500
Playtex Products, 8.88%,
   7/15/04                           1,000,000      1,035,000
PSI Energy, Inc., 6.00%,
   12/14/01 (a)                      2,000,000      1,975,529
PSINet, Inc., 10.00%, 2/15/05          750,000        791,250
Randall's Food Marketings,
   9.38%, 7/01/07                      925,000      1,003,625


                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
Rogers Cablesystems, 9.63%,
   8/01/02                         $ 1,057,000   $  1,133,632
Rogers Cablesystems,
   10.00%, 3/15/05                     650,000        734,500
Salomon, Inc., 7.25%,
   5/01/01                           2,250,000      2,317,981
Salomon, Inc., 7.30%,
   5/15/02                           1,000,000      1,039,111
Shoppers Food Warehouse,
   9.75%, 6/15/04                    1,500,000      1,631,250
Sprint Capital Corporation,
   5.70%, 11/15/03                   2,155,000      2,129,921
The Money Store, 6.28%,
   12/15/22                          4,000,000      4,034,731
                                                 ------------
TOTAL CORPORATE BONDS
   (COST $42,208,731)                              42,227,287
                                                 ------------
RESIDUAL INTERESTS (A) - 1.29%
General Mortgage Funding II,
   1997-4 1998, 5/20/22                  3,267        145,339
General Mortgage Funding II,
   1998-1, 10/20/24                     14,088        393,771
General Mortgage Funding II,
   1999-1, 8/20/24                      30,000        492,850
National Mortgage Funding I,
   1998-6, 1/20/23                      47,266        669,012
National Mortgage Funding I,
   1998-7, 7/20/23                      44,360        670,734
National Mortgage Funding I,
   1998-8, 5/20/24                      19,201        320,236
                                                 ------------
TOTAL RESIDUAL INTERESTS
   (COST $2,815,666)                                2,691,942
                                                 ------------
SHORT-TERM
   INVESTMENT - 7.93%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 3/31/99,  4.95%,
   due 4/01/99, collateralized by
   $19,026,000 Federal Home Loan
   Mortgage Corporation,  7.00%,
   5/01/28,  market value
   $16,887,351
   (cost $16,529,179)               16,529,179     16,529,179
                                                 ------------
TOTAL INVESTMENTS
   (COST $235,100,082)-112.47%                    234,445,788
OTHER ASSETS LESS
   LIABILITIES - (12.47%)                         (25,998,859)
                                                 ------------
NET ASSETS - 100.00%                             $208,446,929
                                                 ============

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS
ARM - Adjustable Rate Mortgage
MBS - Mortgage Backed Securities
(a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $447,271,432 and $361,018,924, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $235,100,082. Net unrealized depreciation aggregated $654,294 of which $535,181 related to appreciated investment securities and $1,189,475 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                             $296,709,150
Repurchase agreements                                  447,914
                                                  ------------
  Total investments
     (cost $297,581,633)                           297,157,064
Collateral for securities
   loaned (Note 2)                                     341,000
Receivables
  Investments sold                                  13,304,297
  Fund shares sold                                     573,083
  Dividends and interest                             2,710,870
Other                                                   43,892
                                                  ------------
     TOTAL ASSETS                                  314,130,206
                                                  ------------
LIABILITIES
Payables
  Securities loaned (Note 2)     $  341,000
  Reverse repurchase
     agreement                   71,419,000
  Investments purchased          20,334,685
  Fund shares redeemed              287,986
  Dividends                       1,007,199
Accrued expenses and other
   liabilities                      223,106
                                 ----------
     TOTAL LIABILITIES                              93,612,976
                                                  ------------
NET ASSETS                                        $220,517,230
                                                  ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                      $236,027,963
  Accumulated
     distributions in excess
     of net investment
     income                                         (1,194,808)
  Accumulated net realized
     loss on investment
     transactions                                  (13,891,356)
  Net unrealized
     depreciation of
     investments                                      (424,569)
                                                  ------------
NET ASSETS                                        $220,517,230
                                                  ============
NET ASSET VALUE PER SHARE
Class A Shares                                    $      13.05
Class B Shares                                    $      13.04
Class Y Shares                                    $      13.55
OFFERING PRICE PER SHARE
Class A Shares                                    $      13.70(a)
Class B Shares                                    $      13.04
Class Y Shares                                    $      13.55
SHARES OUTSTANDING
Class A Shares                                       8,450,057
Class B Shares                                       8,453,227
Class Y Shares                                              80

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Interest (b) (Note 2)                                     $ 7,236,750
                                                          -----------
EXPENSES
Management fee (Note 4)                 $  631,092
Distribution fee (Note 5)                  273,958
Shareholder service fee (Note 5)           262,954
Transfer agent fee                         153,950
Administration fee (Note 4)                105,182
Registration expenses                       43,688
Custodian and accounting fees               42,537
Shareholder reports and postage
   expenses                                 31,474
Audit fees                                  11,021
Legal fees                                   7,259
Directors' fees and expenses                 3,771
Miscellaneous                                6,372
                                        ----------
  Total expenses                                            1,573,258
                                                          -----------
Deduct
  Waiver of management fee
     (Note 4)                                                (194,745)
                                                          -----------
NET INVESTMENT INCOME                                       5,858,237
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments
  (Note 2)                                 402,920
Change in unrealized appreciation
  (depreciation) on investments         (8,898,636)
                                        ----------
NET LOSS ON INVESTMENTS                                    (8,495,716)
                                                          -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                         $(2,637,479)
                                                          ===========

(b) Net of interest expense of $1,604,124 related to borrowings.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                    ENDED 3/31/99       YEAR ENDED
                                                                                     (UNAUDITED)         9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                              $   5,858,237     $   9,334,606
 Net realized gain on investments                                                         402,920           713,191
 Change in unrealized appreciation (depreciation) on investments                       (8,898,636)        6,558,180
                                                                                    -------------     -------------
 Increase in net assets resulting from operations                                      (2,637,479)       16,605,977
                                                                                    -------------     -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                              (3,050,569)       (4,831,082)
  Class B                                                                              (3,078,903)       (5,431,749)
  Class Y                                                                                      --               (51)
                                                                                    -------------     -------------
  Total distributions to shareholders                                                  (6,129,472)      (10,262,882)
                                                                                    -------------     -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                          51,165,151       106,644,051
 Reinvested distributions                                                               4,065,893         6,677,759
 Shares redeemed                                                                      (33,128,128)      (40,705,601)
                                                                                    -------------     -------------
 Change in net assets resulting from capital share transactions                        22,102,916        72,616,209
                                                                                    -------------     -------------
 Increase in net assets                                                                13,335,965        78,959,304
Net Assets
 Beginning of period                                                                  207,181,265       128,221,961
                                                                                    -------------     -------------
 End of period (including accumulated distributions in excess of net investment
  income of ($1,194,808) and ($923,573), respectively)                              $ 220,517,230     $ 207,181,265
                                                                                    =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                          SIX MONTHS       YEAR
                                                        ENDED 3/31/99     ENDED
                                                         (UNAUDITED)     9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $   13.61       $ 13.18
                                                         ---------       -------
Income from investment operations
 Net investment income                                        0.39         0.79
 Net realized and unrealized gain (loss) on
  investments                                                (0.55)        0.47
                                                         ---------       -------
 Total from investment operations                            (0.16)        1.26
                                                         ---------       -------
Less distributions
 From net investment income                                  (0.40)       (0.83)
                                                         ---------       -------
Net asset value, end of year                             $   13.05       $ 13.61
                                                         =========       =======
TOTAL RETURN*                                               (1.16%)        9.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 110,263       $94,279
Ratio of expenses to average net assets                       1.05%(a)      1.05%
Ratio of expenses to average net asset excluding
 waiver                                                       1.14%(a)      1.18%
Ratio of net investment income to average net assets          5.83%(a)      5.73%
Portfolio turnover rate                                        121%          114%



                                                           YEAR        YEAR        YEAR        YEAR
                                                          ENDED       ENDED       ENDED       ENDED
                                                         9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $ 12.91     $ 13.29     $ 12.75     $ 14.04
                                                         -------     -------     -------     -------
Income from investment operations
 Net investment income                                     0.97        0.89        0.84         0.84
 Net realized and unrealized gain (loss) on
  investments                                              0.26       (0.37)       0.61        (1.30)
                                                         -------     -------     -------     -------
 Total from investment operations                          1.23        0.52        1.45        (0.46)
                                                         -------     -------     -------     -------
Less distributions
 From net investment income                               (0.96)      (0.90)      (0.91)      (0.83)
                                                         -------     -------     -------     -------
Net asset value, end of year                             $ 13.18     $ 12.91     $ 13.29     $ 12.75
                                                         =======     =======     =======     =======
TOTAL RETURN*                                               9.86%       4.09%      11.82%     (3.39%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $53,176     $21,092     $24,472     $30,142
Ratio of expenses to average net assets                     1.05%       1.05%       1.32%       1.38%
Ratio of expenses to average net asset excluding
 waiver                                                     1.18%       1.31%       1.36%       1.39%
Ratio of net investment income to average net assets        7.01%       6.84%       6.73%       6.33%
Portfolio turnover rate                                      100%        254%        368%        455%

(a) Annualized.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                          SIX MONTHS       YEAR
                                                        ENDED 3/31/99      ENDED
                                                         (UNAUDITED)      9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $   13.61       $  13.18
                                                         ---------       --------
Income from investment operations
 Net investment income                                        0.35           0.72
 Net realized and unrealized gain (loss) on
  investments                                                (0.55)          0.48
                                                         ---------       --------
 Total from investment operations                            (0.20)          1.20
                                                         ---------       --------
Less distributions
 From net investment income                                  (0.37)         (0.77)
                                                         ---------       --------
Net asset value, end of year                             $   13.04       $  13.61
                                                         =========       ========
TOTAL RETURN*                                                (1.46%)         9.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 110,253       $112,901
Ratio of expenses to average net assets                       1.55%(a)       1.55%
Ratio of expenses to average net asset excluding
 waiver                                                       1.74%(a)       1.67%
Ratio of net investment income to average net assets          5.33%(a)       5.22%
Portfolio turnover rate                                        121%           114%



                                                           YEAR        YEAR        YEAR        YEAR
                                                          ENDED       ENDED       ENDED       ENDED
                                                         9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $ 12.93     $ 13.31     $ 12.76     $ 14.06
                                                         -------     -------     -------     -------
Income from investment operations
 Net investment income                                     0.86        0.84        0.79         0.82
 Net realized and unrealized gain (loss) on
  investments                                              0.30       (0.38)       0.61        (1.37)
                                                         -------     -------     -------     -------
 Total from investment operations                          1.16        0.46        1.40        (0.55)
                                                         -------     -------     -------     -------
Less distributions
 From net investment income                               (0.91)      (0.84)      (0.85)       (0.75)
                                                         -------     -------     -------     -------
Net asset value, end of year                             $ 13.18     $ 12.93     $ 13.31     $ 12.76
                                                         =======     =======     =======     =======
TOTAL RETURN*                                               9.29%       3.57%      11.33%     (3.97%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $75,046     $58,239     $62,155     $77,888
Ratio of expenses to average net assets                     1.55%       1.55%       1.74%       1.88%
Ratio of expenses to average net asset excluding
 waiver                                                     1.68%       1.81%       1.79%       1.90%
Ratio of net investment income to average net assets        6.51%       6.36%       6.24%       6.21%
Portfolio turnover rate                                      100%        254%        368%        455%

(a) Annualized.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES

                                                               SIX MONTHS          PERIOD
                                                             ENDED 3/31/99          ENDED
                                                              (UNAUDITED)        9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  13.69          $  13.20
                                                               --------          --------
Income from investment operations
 Net investment income                                             0.39              0.78
 Net realized and unrealized gain (loss) on investments           (0.53)             0.39
                                                               --------          --------
 Total from investment operations                                 (0.14)             1.17
                                                               --------          --------
Less distributions
 From net investment income                                          --             (0.68)
                                                               --------          --------
Net asset value, end of period                                 $  13.55          $  13.69
                                                               ========          ========
TOTAL RETURN*                                                     (1.02%)            8.94%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $      1          $      1
Ratio of expenses to average net assets                            0.80%(a)          0.80%(a)
Ratio of expenses to average net assets exluding waiver            0.99%(a)          0.93%(a)
Ratio of net investment income to average net assets               5.83%(a)          7.09%(a)
Portfolio turnover rate                                             121%              114%

(a) Annualized.
(b) for the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                  $217,916,609
Repurchase agreements                                    16,529,179
                                                       ------------
  Total investments
     (cost $235,100,082)                                234,445,788
Cash
Receivables                                                  30,939
  Investments sold                                       12,842,753
  Fund shares sold                                        6,342,238
  Dividends and interest                                  2,078,786
Deferred expenses (Note 2)                                   21,970
                                                       ------------
     TOTAL ASSETS                                       255,762,474
                                                       ------------
LIABILITIES
Payables
  Investments purchased             $16,346,132
  Reverse repurchase
     agreement                       29,000,000
  Fund shares redeemed                1,006,854
  Dividends                             828,582
Accrued expenses and other
  liabilities                           133,977
                                    -----------
     TOTAL LIABILITIES                                   47,315,545
                                                       ------------
NET ASSETS                                             $208,446,929
                                                       ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                           $209,980,897
  Accumulated distributions in
     excess of net investment
     income                                                (764,158)
  Accumulated net realized loss
     on investment transactions                            (115,517)
  Net unrealized depreciation
     of investments                                        (654,293)
                                                       ------------
NET ASSETS                                             $208,446,929
                                                       ============
NET ASSET VALUE PER SHARE
Class A Shares                                         $      12.49
Class B Shares                                         $      12.51
Class Y Shares                                         $      12.92
OFFERING PRICE PER SHARE
Class A Shares                                         $      12.62(a)
Class B Shares                                         $      12.51
Class Y Shares                                         $      12.92
SHARES OUTSTANDING
Class A Shares                                           12,368,595
Class B Shares                                            4,310,930
Class Y Shares                                                   83

(a) Computation of offering price: 100/99 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Interest (Note 2)                                         $5,246,726
                                                          ----------
EXPENSES
Management fee (Note 4)                 $  439,105
Shareholder service fee (Note 5)           219,551
Administration fee (Note 4)                 88,030
Distribution fee (Note 5)                   82,684
Transfer agent fee                          64,278
Custodian and accounting fees               25,415
Registration expenses                       24,322
Organizational expenses                     12,620
Shareholder reports and postage
   expenses                                 11,143
Legal fees                                   3,965
Audit fees                                   2,788
Directors' fees and expenses                 2,059
Miscellaneous                                3,479
                                        ----------
  Total expenses                                             979,439
                                                          ----------
Deduct
  Waiver of administration fee
     (Note 4)                                                (88,030)
  Waiver of management fee
     (Note 4)                                                (52,159)
                                                          ----------
NET INVESTMENT INCOME                                      4,407,476
                                                          ----------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS
Net realized loss on investments
  (Note 2)                                (102,249)
Change in unrealized appreciation
  (depreciation) on investments         (2,564,213)
                                        ----------
NET LOSS ON INVESTMENTS                                   (2,666,462)
                                                          ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                         $1,741,014
                                                          ==========

(a) Net of interest expense of $163,166 related to borrowings.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                           ENDED 3/31/99       YEAR ENDED
                                                                                            (UNAUDITED)         9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                                     $   4,407,476     $   5,167,036
 Net realized gain (loss) on investments                                                        (102,249)          325,954
 Change in unrealized appreciation (depreciation) on investments                              (2,564,213)        1,608,387
                                                                                           -------------     -------------
 Increase in net assets resulting from operations                                              1,741,014         7,101,377
                                                                                           -------------     -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                                     (3,256,831)       (3,203,099)
  Class B                                                                                     (1,402,510)       (2,394,223)
  Class Y                                                                                             --               (49)
 From net realized gain on investments
  Class A                                                                                       (110,579)               --
  Class B                                                                                        (46,577)               --
                                                                                           -------------     -------------
  Total distributions to shareholders                                                         (4,816,497)       (5,597,371)
                                                                                           -------------     -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                                111,629,716       169,053,248
 Reinvested distributions                                                                      3,456,128         4,352,285
 Shares redeemed                                                                             (50,607,871)      (82,572,822)
                                                                                           -------------     -------------
 Change in net assets resulting from capital share transactions                               64,477,973        90,832,711
                                                                                           -------------     -------------
 Increase in net assets                                                                       61,402,490        92,336,717
Net Assets
 Beginning of period                                                                         147,044,439        54,707,722
                                                                                           -------------     -------------
 End of period (including accumulated distributions in excess of net investment income
  of ($764,158) and ($512,293), respectively)                                              $ 208,446,929     $ 147,044,439
                                                                                           =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                             SIX MONTHS       YEAR        YEAR        YEAR         PERIOD
                                                           ENDED 3/31/99     ENDED       ENDED       ENDED          ENDED
                                                            (UNAUDITED)     9/30/98     9/30/97     9/30/96      9/30/95 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $  12.74       $ 12.62     $ 12.50    $ 12.68       $  12.74
                                                             --------       -------     -------    -------       --------
Income from investment operations
 Net investment income                                           0.35         0.70        0.77        0.82           0.22
 Net realized and unrealized gain (loss) on investments         (0.25)        0.15        0.12       (0.23)         (0.03)
                                                             --------       -------     -------    --------      --------
 Total from investment operations                                0.10         0.85        0.89        0.59           0.19
                                                             --------       -------     -------    --------      --------
Less distributions
 From net investment income                                     (0.35)       (0.73)      (0.77)      (0.77)         (0.25)
                                                             --------       -------     -------    --------      --------
Net asset value, end of period                               $  12.49       $ 12.74     $ 12.62    $ 12.50       $  12.68
                                                             ========       =======     =======    ========      ========
TOTAL RETURN*                                                    0.84%         6.98%       7.33%       4.80%         1.51%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $154,509       $93,135     $27,619    $  7,450      $  1,002
Ratio of expenses to average net assets                          0.86%(a)      0.86%       0.86%       0.86%         0.71%(a)
Ratio of expenses to average net asset excluding waiver          1.02%(a)      1.14%       1.12%       1.26%         1.00%(a)
Ratio of net investment income to average net assets             5.10%(a)      5.24%       6.00%       5.90%         4.10%(a)
Portfolio turnover rate                                           186%          171%         75%        411%          126%

(a) Annualized.
(c) For the period from June 16, 1995 (initial offering of Class A Shares) to September 30, 1995.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                          SIX MONTHS       YEAR        YEAR
                                                        ENDED 3/31/99     ENDED       ENDED
                                                         (UNAUDITED)     9/30/98     9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $   12.75       $ 12.62     $ 12.50
                                                         ---------       -------     -------
Income from investment operations
 Net investment income                                        0.31          0.66        0.73
 Net realized and unrealized gain (loss) on
  investments                                                (0.22)         0.16        0.12
                                                         ---------       -------     -------
 Total from investment operations                             0.09          0.82        0.85
                                                         ---------       -------     -------
Less distributions
 From net investment income                                  (0.33)        (0.69)      (0.73)
                                                         ---------       -------     -------
Net asset value, end of period                           $   12.51       $ 12.75     $ 12.62
                                                         =========       =======     =======
TOTAL RETURN*                                                 0.72%         6.68%       6.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $  53,937       $53,908     $27,089
Ratio of expenses to average net assets                       1.16%(a)      1.16%       1.16%
Ratio of expenses to average net asset excluding
 waiver                                                       1.32%(a)      1.44%       1.42%
Ratio of net investment income to average net assets          4.80%(a)      4.94%       5.70%
Portfolio turnover rate                                        186%          171%         75%



                                                           YEAR        PERIOD         PERIOD
                                                          ENDED        ENDED           ENDED
                                                         9/30/96    9/30/95 (D)    12/31/94 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 12.67      $ 12.18       $   12.50
                                                         -------      -------       ---------
Income from investment operations
 Net investment income                                      0.73         0.59            0.41
 Net realized and unrealized gain (loss) on
  investments                                              (0.17)        0.52           (0.29)
                                                         -------      -------       ---------
 Total from investment operations                           0.56         1.11            0.12
                                                         -------      -------       ---------
Less distributions
 From net investment income                                (0.73)       (0.62)          (0.44)
                                                         -------      -------       ---------
Net asset value, end of period                           $ 12.50      $ 12.67       $   12.18
                                                         =======      =======       =========
TOTAL RETURN*                                               4.53%        9.22%           0.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $24,517      $19,871       $  17,144
Ratio of expenses to average net assets                     1.16%        1.20%           1.29%(a)
Ratio of expenses to average net asset excluding
 waiver                                                     1.56%        1.70%           1.29%(a)
Ratio of net investment income to average net assets        5.60%        5.04%           4.90%(a)
Portfolio turnover rate                                      411%         126%            166%

(a) Annualized.
(d) For the period  from  January 1, 1995 to  September  30,  1995.
(e) For the period from April 29, 1994 (commencement of operations) to December 31, 1994.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES

                                                               SIX MONTHS          PERIOD
                                                             ENDED 3/31/99          ENDED
                                                              (UNAUDITED)        9/30/98 (f)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  12.79          $  12.57
                                                               --------          --------
Income from investment operations
 Net investment income                                             0.33              0.67
 Net realized and unrealized gain (loss) on investments           (0.20)             0.16
                                                               --------          --------
 Total from investment operations                                  0.13              0.83
                                                               --------          --------
Less distributions
 From net investment income                                          --             (0.61)
                                                               --------          --------
Net asset value, end of period                                 $  12.92          $  12.79
                                                               ========          ========
TOTAL RETURN*                                                      1.02%             6.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $      1          $      1
Ratio of expenses to average net assets                            0.61%(a)          0.61%(a)
Ratio of expenses to average net asset excluding waiver            0.77%(a)          0.87%(a)
Ratio of net investment income to average net assets               5.10%(a)          6.10%(a)
Portfolio turnover rate                                             186%              171%

(a) Annualized.
(f) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
*   Total return does not reflect sales  commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
COMMENTARY: THE MENTOR HIGH INCOME PORTFOLIO TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
For the six-month period ending March 31, 1999 fixed-income Treasury yields rose across the yield curve. Two-year notes increased 71 basis points to 4.98% and 30-year rates increased 66 basis points to 5.62%. Despite the rise in Treasury yields the quarter saw good returns for high yield. Against this rise in interest rates, the spread between high yield debt and Treasuries declined during the early months of 1999, dropping from 631 basis points at year-end to 579 basis points at first quarter-end, according to the Chase High Yield Index. This leaves the spread, representing risk premium, much lower than last year's third quarter flight to quality level, but well above historical norms.


New issuance for the first quarter of 1999 remained somewhat lower than the first quarter of 1998. This year's new issuance of $30.1 billion compares to $49.7 billion from last year. Inflows into the high yield market have remained lower as well, with cash inflows of $4.3 billion for this year's first quarter, against inflows of $8.9 billion for the same period in 1998.



MANAGEMENT STRATEGY
Significant cash flow into the Mentor High Income Portfolio increased total assets in the Fund from approximately $207 million at the end of the fourth quarter of 1998 to $267 million at 1999 first quarter-end. In spite of this 29% increase in the size of Portfolio assets, we were able to continue to find many attractive investment opportunities for the new funds. In fact, the percentage of Portfolio assets invested in cash has actually declined from 6.6% to 6.2% so far this year. The number of securities held increased from 152 to 167, with no single issuer representing more than 1.5% of the total portfolio.

Over the course of the period we increased our emphasis on wider-spread paper, thereby allowing the Portfolio to outperform as spreads compressed with favorable economic conditions. By the end of March we had increased the single-B component of the Portfolio to 71.2%. This increase in single-B paper serves to make the portfolio more highly correlated to changes in the rate of growth in gross domestic product, and less correlated to the level of Treasury yields.


We have continued to increase the Portfolio's concentration in telecommunication and media credits, these credits have outperformed against a background of consolidation and favorable regulatory developments. Our March 31 telecom/ media weighting of 34.7%, however, still represents a minor underweight against the high yield universe.



PERFORMANCE REVIEW
Corporate high yield assets performed well during the six-month period compared to other fixed-income asset classes. This is a trend that has been in place since the Federal Reserve lowered rates in October of last year. For the six-month period ended March 31, 1999 the Mentor High Income Portfolio A shares returned 6.97%, comparing favorably to a 4.64% return for its Merrill Lynch High Yield Index benchmark.



MARKET OUTLOOK
Positive news for bonds overseas is offset by domestic U.S. conditions that continue to put upward pressure on interest rates. The U.S. economy has repeatedly defied predictions of an imminent slowdown. With unemployment hitting 4.2% in March, inflation fears are mounting. Despite these fears, most broad measures of inflation have continued to trend downward.

MENTOR HIGH INCOME PORTFOLIO
COMMENTARY: THE MENTOR HIGH INCOME PORTFOLIO TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

Without some new evidence of slowing economic growth, the bond market seems likely to trade within a fairly narrow range around current interest rate levels. In such an environment, lower-rated corporate bonds should continue to perform well.


The outlook for high yield bonds continues to look favorable. Our forecast for continued strong domestic growth and benign inflation provides a favorable backdrop for the high yield market. The emerging markets, which detonated last fall's melt down, have been star performers this year after shrugging off Brazil's currency devaluation. While the equity markets have bounced off their early October lows to set new records, high yield spreads have only retraced about one half of their third quarter 1998 widening. Some potential pitfalls for our six-month outlook would include a resurgence in inflation, the continued escalation in default rates, or another flight-to-quality move caused by some extraneous event.

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor High Income Portfolio Class A and Class B Shares and the Merrill Lynch High Yield Master II Bond Index.~


                                    [GRAPH]

                                                6/23/98  7/31/98   8/31/98  9/30/98  3/31/99
Class A Shares(double dagger)                    9,525    9,614    8,904     8,882    9,876
Class B Shares(dagger)                          10,000   10,081    9,332     9,305    9,919
Merrill Lynch High Yield Master II Bond Index~  10,000   10,064    9,556     9,581   10,025

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                                   1-Year     Since Inception(triple dagger)
                         Class A     n/a               (1.60%)
                         Class B     n/a               (5.82%)

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  ~ The Merrill Lynch High Yield Master II Bond Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default.
  + Represents a hypothetical investment of $10,000 in Mentor High Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor High Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor High Income Portfolio Class A and Class B Shares from the date of commencement of operations on 6/23/98 through 3/31/99.

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
CORPORATE BONDS - 93.20%
CONSUMER
   DISTRIBUTION - 13.19%
Agrilink Foods, 11.88%,
   11/01/08                         $2,500,000             $2,693,750
Big 5 Corporation Senior Notes,
   Series B, 10.88%, 11/15/07        2,000,000              2,040,000
CHS Electronics, Inc. Senior
   Notes, 9.88%, 4/15/05             2,000,000              1,640,000
Community Distributors,
   10.25%, 10/15/04                  1,250,000              1,156,250
Del Monte Foods Company
   Senior Discount Notes,
   12.50%, 12/15/07 (a)              2,625,000              1,968,750
Disco S.A. Notes, 9.13% -
   9.88%, 5/15/03 - 5/15/08 (a)      2,000,000              1,808,750
Fleming Companies, Inc.,
   10.50%, 12/01/04                  2,300,000              2,167,750
Gruma S.A. de C.V. Senior
   Notes, 7.63%, 10/15/07            2,000,000              1,780,000
Jitney-Jungle Stores, 12.00%,
   3/01/06                           1,500,000              1,672,500
Kmart Corporation Debentures,
   7.95%, 2/01/23                    2,500,000              2,525,000
Luigino's Inc. Senior
   Subordinated Notes, 10.00%,
   2/01/06                           2,500,000              2,509,375
Musicland Group, Inc. Senior
   Subordinated Notes-B,
   9.88%, 3/15/08                    2,500,000              2,562,500
Owens & Minor, Inc., 10.88%,
   6/01/06                           2,000,000              2,170,000
Packaging Corporation of
   America, 9.63%, 4/01/09           1,000,000              1,027,500
Pantry, Inc. Senior Subordinated
   Notes, 10.25%, 10/15/07           2,500,000              2,637,500
Pathmark Stores Senior
   Subordinated Notes, 9.63%,
   5/01/03                           2,000,000              2,065,000
Phar-Mor, Inc. Senior Notes,
   11.72%, 9/11/02                   1,635,000              1,684,050
Supreme International
   Corporation, 12.25%,
   4/01/06                           2,000,000              1,990,000
                                                           ----------
                                                           36,098,675
                                                           ----------
CONSUMER DURABLES - 5.79%
Aetna Industries, Inc. Senior
   Notes, 11.88%, 10/01/06           1,500,000              1,567,500
Cluett American Corporation
   Senior Subordinated Notes,
   10.13%, 5/15/08 (a)               2,000,000              1,840,000
Consoltex Group Senior Notes,
   11.00%, 10/01/03                    200,000                204,000
Decora Industries, Inc. Secured
   Notes, 11.00%, 5/01/05 (a)        2,000,000              1,930,000
French Fragrances, Inc. Senior
   Notes, 10.38%, 5/15/07            1,500,000              1,537,500
Galey & Lord, Inc. Senior
   Subordinated Notes, 9.13%,
   3/01/08                           2,225,000              1,724,375


                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER DURABLES (CONTINUED)
MCII Holdings Senior Secured
   Discount Notes, 12.00%,
   11/15/02                          1,500,000              1,297,500
Outsourcing Services Group
   Senior Subordinated Notes,
   10.88%, 3/01/06 (a)               1,150,000              1,121,250
Simmons Company Senior
   Subordinated Notes, 10.25%,
   3/15/09                             500,000                519,375
Talon Automotive Group Senior
   Subordinated Notes, 9.63%,
   5/01/08 (a)                       1,855,000              1,632,400
Venture Holdings Trust Senior
   Notes, 9.75%, 4/01/04             2,500,000              2,462,500
                                                           ----------
                                                           15,836,400
                                                           ----------
CONSUMER SERVICES - 25.36%
American Media Operations,
   11.63%, 11/15/04                  2,380,000              2,576,350
AmeriCredit Corporation,
   9.25%, 2/01/04 (a)                2,000,000              1,980,000
Argosy Gaming Company,
   12.00%, 6/01/01                   1,000,000              1,030,000
Argosy Gaming Company,
   13.25%, 6/01/04 (a)               1,500,000              1,700,625
Booth Creek Ski Holdings
   Senior Notes-B, 12.50%,
   3/15/07                           2,250,000              2,148,750
Capstar Broadcasting Senior
   Discount Notes, 12.75%,
   2/01/09 (a)                       1,000,000                850,000
Casino America, 12.50%,
   8/01/03                           1,000,000              1,150,000
Centennial Cellular Senior
   Subordinated Notes, 10.75%,
   12/15/08                          2,350,000              2,496,875
Charter Communications,
   8.63%, 4/01/09 (a)                2,000,000              2,050,000
Citadel Broadcasting Company
   Senior Subordinated Notes,
   9.25%, 11/15/08                     400,000                431,000
ContiFinancial Corporation,
   7.50%, 3/15/02                    2,000,000              1,560,000
CTI Holdings S.A. Senior
   Notes, 11.50%, 4/15/08           $3,000,000             $1,650,000
Diamond Cable Communi-
   cations Senior Discount
   Notes, 11.75%, 12/15/05           1,500,000              1,331,250
Filtronic PLC Senior Notes,
   10.00%, 12/01/05                  2,500,000              2,612,500
Frontiervision LP Senior
   Discount Notes, 11.88%,
   9/15/07                           2,375,000              2,075,156
Globo Communicacoes Senior
   Notes, 10.63%, 12/05/08 (a)       2,000,000              1,310,000
Group Maintenance America
   Senior Subordinated Notes,
   9.75%, 1/15/09                      500,000                512,500

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                           PRINCIPAL
                                            AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER SERVICES (CONTINUED)
Grupo Televisa S.A. Senior
   Discount Notes-Euro,
   13.25%, 5/15/08                $   2,335,000          $   1,973,075
Hermes Europe Railtel Senior
   Notes, 10.38%, 1/15/09             2,500,000              2,687,500
Hollywood Casino Corporation
   Senior Notes, 12.75%,
   11/01/03                           2,000,000              2,195,000
Hollywood Park, Inc. Senior
   Subordinated Notes, 9.50%,
   8/01/07                            2,000,000              2,030,000
Integrated Electric Services
   Senior Subordinated Notes,
   9.38%, 2/01/09                     1,000,000              1,023,750
Intrawest Corporation Senior
   Notes, 9.75%, 8/15/08              2,000,000              2,062,500
IXC Communications, Inc.
   Senior Subordinated Notes,
   9.00%, 4/15/08                     2,000,000              2,090,000
La Petite Academy LPA
   Holdings-B, 10.00%, 5/15/08        1,250,000              1,231,250
Level 3 Communications Senior
   Discount Notes, 10.50%,
   12/01/08                           2,000,000              1,260,000
Mail-Well Corporation Senior
   Subordinated Notes, 8.75%,
   12/15/08 (a)                       1,000,000              1,030,000
Majestic Star Casino, LLC,
   12.75%, 5/15/03                    1,500,000              1,665,000
Multicanal Participacoes,
   12.63%, 6/18/04                    1,000,000                865,000
Northland Cable Television
   Senior Subordinated Notes,
   10.25%, 11/15/07                     700,000                749,000
NTL Incorporated Senior
   Notes, 12.38%, 10/01/08            2,000,000              1,370,000
Oxford Automotive, Inc.
   10.13%, 6/15/07                    2,000,000              2,070,000
Premier Graphics, Inc. Senior
   Notes, 11.50%, 12/01/05            2,500,000              2,462,500
Premier Parks, Inc. Senior
   Discount Notes, 10.00%,
   4/01/08                            3,000,000              2,111,250
Sinclair Broadcast Group Senior
   Subordinated Notes, 8.75% -
   9.00%, 7/15/07 - 12/15/07          2,750,000              2,811,250
Splitrock Services Inc., 11.75%,
   7/15/08                            2,000,000              1,910,000
Splitrock Services Inc., 11.75%,
   7/15/08 - Warrants                     2,000                 40,000
Telewest Communication PLC
   Debentures, 11.00%,
   10/01/07                           1,500,000              1,320,000
Triton PCS, Inc., 11.63%,
   5/01/08                            4,000,000              2,380,000
United International Holdings
   Senior Discount Notes,
   10.75%, 2/15/08                    3,000,000              2,055,000


                                           PRINCIPAL
                                            AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER SERVICES (CONTINUED)
Webb Corporation Senior
   Subordinated Notes, 10.25%,
   2/15/10                         $  2,000,000         $    2,030,000
Young American Corporation
   Senior Subordinated Notes,
   11.63%, 2/15/06 (a)                1,000,000                500,000
                                                            ----------
                                                            69,387,081
                                                            ----------
ENERGY - 4.47%
Canadian Forest Oil Limited,
   8.75%, 9/15/07                     2,500,000              2,412,500
Cross Timbers Oil Company
   Senior Subordinated Notes,
   8.75%-9.25%, 4/01/07-
   11/01/09                           2,120,000              2,054,600
Gulf Canada Resources Limited
   Debentures, 9.00%, 8/15/99         1,000,000              1,012,500
Houston Exploration Company
   Senior Subordinated Notes-B,
   8.63%, 1/01/08                     1,000,000              1,000,000
Hurricane Hydrocarbons Senior
   Notes, 11.75%, 11/01/04 (a)        1,000,000                460,000
Nationsrent, Inc, 10.38%,
   12/15/08                           2,000,000              2,100,000
Pride International, Inc., 9.38%,
   5/01/07                            1,000,000                980,000
Tesoro Petroleum Corporation
   Senior Subordinated Notes,
   9.00%, 7/01/08 (a)                 1,000,000                997,500
Universal Compression, Inc.
   Senior Discount Notes,
   9.88%, 2/15/08 (a)                 2,000,000              1,200,000
                                                            ----------
                                                            12,217,100
                                                            ----------
HEALTH CARE - 4.02%
Biovail Corporation
   International Senior Notes,
   10.88%, 11/15/05 (a)               2,600,000              2,671,500
Columbia/HCA Healthcare,
   6.91%, 6/15/05                     1,000,000                922,500
King Pharmaceutical, Inc.,
   10.75%, 2/15/09                    2,000,000              2,070,000
Mariner Post-Acute Network
   Senior Subordinated Notes,
   10.50%, 11/01/07                   1,500,000                270,000
Oxford Health Plans Senior
   Notes, 11.00%, 5/15/05             2,500,000              2,562,500
Tenet Healthcare Corporation,
   8.63%, 1/15/07                     2,500,000              2,500,000
                                                            ----------
                                                            10,996,500
                                                            ----------
PRODUCER MANUFACTURING - 12.26%
Agriculture Minerals &
   Chemicals, 10.75%, 9/30/03         3,000,000              3,030,000
Cambridge Industries, Inc.,
   10.25%, 7/15/07                    2,000,000              1,700,000
CMI Industries Senior
   Subordinated Notes, 9.50%,
   10/01/03                           2,760,000              2,718,600

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                      PRINCIPAL
                                       AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
PRODUCER MANUFACTURING (CONTINUED)
Compass Aerospace
   Corporation, 10.13%,
   4/15/05 (a)                    $  2,250,000             $2,160,000
Delta Mills, Inc., 9.63%,
   9/01/07                           1,500,000              1,511,250
Dine S.A. de C.V., 8.75%,
   10/15/07 (a)                      1,000,000                835,000
Globe Manufacturing
   Corporation Senior
   Subordinated Notes, 10.00%,
   8/01/08                           2,250,000              1,788,750
Hayes Lemmerz International
   Inc., 9.13%, 7/15/07              1,500,000              1,578,750
Hydrochemical Industrial
   Service Senior Subordinated
   Notes-B, 10.38%, 8/01/07          1,000,000                885,000
K&F Industries Senior
   Subordinated Notes, 9.25%,
   10/15/07                          2,000,000              2,065,000
Muzak LLC Senior
   Subordinated Notes, 9.88%,
   3/15/09                           2,000,000              2,035,000
Pacifica Papers, Inc. Senior
   Notes, 10.00%, 3/15/09            2,000,000              2,065,000
Repap New Brunswick, 9.00%,
   6/01/04                           2,000,000              1,950,000
Schuler Homes Senior Notes,
   9.00%, 4/15/08 (a)                  750,000                723,750
Tekni-Plex, Inc. Senior
   Subordinated Notes-B,
   11.25%, 4/01/07                   2,500,000              2,737,500
Terex Corporation Senior
   Subordinated Notes, 8.88%,
   4/01/08 (a)                       2,000,000              1,975,000
United Industries Group Senior
   Subordinated Notes, 9.88%,
   4/01/09                           1,750,000              1,802,500
W. R. Carpenter North America
   Senior Subordinated Notes,
   10.63%, 6/15/07                   2,000,000              1,995,000
                                                           ----------
                                                           33,556,100
                                                           ----------
RAW MATERIALS/PRODUCTS
   INDUSTRIES - 6.86%
Acetex Corporation Senior
   Notes, 9.75%, 10/01/03            2,250,000              2,126,250
Ackerley Group, 9.00%,
   1/15/09                           2,000,000              2,070,000
Advanced Micro Devices Senior
   Notes, 11.00%, 8/01/03            2,000,000              2,080,000
AEP Industries, 9.88%,
   11/15/07                          1,750,000              1,802,500
Anchor Lamina, Inc. Senior
   Subordinated Notes, 9.88%,
   2/01/08                             800,000                746,000
GS Technologies Operation, Inc.
   Senior Notes, 12.25%,
   10/01/05                            875,000                678,125
Hylsa S.A. de C.V. Bonds,
   9.25%, 9/15/07 (a)                2,000,000              1,540,000


                                      PRINCIPAL
                                       AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
RAW MATERIALS/PRODUCTS
   INDUSTRIES (CONTINUED)
Metromedia Fiber Network
   Senior Notes, 10.00%,
   11/15/08                         $1,000,000            $ 1,077,500
Panolam Industries
   International Senior
   Subordinated Notes, 11.50%,
   2/15/09                           1,000,000              1,030,000
Pioneer Americas Acquisition
   Senior Notes, 9.25%, 6/15/07      2,450,000              2,070,250
Ucar Global Enterprises Senior
   Subordinated Notes, 12.00%,
   1/15/05                           1,500,000              1,601,250
Vicap S.A. Guaranteed Notes,
   10.25% - 11.38%, 5/15/02 -
   5/15/07 (a)                       2,000,000              1,940,250
                                                           ----------
                                                           18,762,125
                                                           ----------
TECHNOLOGY - 3.50%
Amazon.Com, Inc., 10.00%,
   5/01/08                           4,000,000              2,735,000
DecisionOne Holdings Discount
   Notes, 11.50%, 8/01/08            1,500,000                 45,000
Dictaphone Corporation Senior
   Subordinated Notes, 11.75%,
   8/01/05                           1,000,000                730,000
Fairchild Semiconductor Senior
   Subordinated Notes, 10.38%,
   10/01/07                          2,500,000              2,543,750
Nextel Communications Senior
   Discount Notes, 9.75% -
   12.00%, 8/15/04 - 11/01/08        3,500,000              3,520,000
                                                           ----------
                                                            9,573,750
                                                           ----------
TRANSPORTATION - 2.37%
Atlas Air, Inc. Senior Notes,
   9.38% - 10.75%, 8/01/05 -
   11/15/06                          2,600,000              2,683,375
American Communication
   Lines, LLC Bonds, 10.25%,
   6/30/08 (a)                       1,000,000              1,032,500
Cenargo International PLC-1st
   Mortgage, 9.75%,
   6/15/08 (a)                       1,000,000                900,000
Greyhound Lines Senior Notes,
   11.50%, 4/15/07                   1,335,000              1,541,925
Pegasus Shipping Hellas
   Notes-A, 11.88%, 11/15/04           500,000                330,000
                                                           ----------
                                                            6,487,800
                                                           ----------
UTILITIES - 15.38%
American Cellular Corporation
   Senior Notes, 10.50%,
   5/15/08 (a)                         500,000                523,750
Cathay International Limited
   Senior Notes, 13.00%,
   4/15/08 (a)                       1,000,000                250,000
CIA Transporte Energia Senior
   Notes, 9.25%, 4/01/08             1,155,000              1,053,938
Clearnet Communications
   Senior Discount Notes,
   14.75%, 12/15/2005                2,500,000              2,325,000

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                               PRINCIPAL
                                                AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
UTILITIES (CONTINUED)
Crown Castle International
   Corporation Senior Discount
   Notes, 10.63%, 11/15/07                    $1,500,000            $   1,042,500
E.Spire Communications, Inc.
   Senior Discount Notes,
   12.75% - 13.75%,
   11/01/05 - 7/15/07                          2,300,000                1,912,500
ICG Holdings, Inc. Discount
   Notes, 12.50%, 5/01/06                      1,770,000                1,380,600
Intermedia Communications of
   Florida, 12.50%, 5/15/06                    3,500,000                3,045,000
McLeodusa, Inc. Senior
   Discount Notes, 10.50%,
       3/01/07                                 2,000,000                1,612,500
MetroNet Communications
   Senior Discount Notes,
   9.95%, 6/15/08 (a)                          1,500,000                1,166,250
Microcell Telecommunications
   Senior Discount Notes-B,
   14.00%, 6/01/06                             2,000,000                1,650,000
Millicom International Cellular
   Senior Discount Notes,
   13.50%, 6/01/06                             2,250,000                1,687,500
Netia Holdings Senior Discount
   Notes-B, 11.25%, 11/01/07                  $2,500,000             $  1,725,000
Optel, Inc. Senior Notes,
   13.00%, 2/15/05 (a)                           500,000                  482,500
Pinnacle Holdings, Inc. Senior
   Discount Notes, 10.00%,
   3/15/08 (a)                                 2,000,000                1,215,000
Price Communications Cellular,
   11.25%, 8/15/08                               750,000                  727,500
Price Communications Wireless,
   Inc. Senior Subordinated
   Notes, 11.75%, 7/15/07                      2,000,000                2,210,000
Primus Telecommunications
   Group Strips, 11.25% -
   11.75%, 8/01/04 - 1/15/09                   1,750,000                1,811,875
PSINet, Inc. Senior Notes, Series
   B, 11.50%, 11/01/08                         2,000,000                2,260,000
Rogers Cantel, Inc. Debentures,
   9.38%, 6/01/08                              2,000,000                2,200,000
Rural Cellular Corporation,
   9.63% - 11.38%, 5/15/08 -
       5/15/10                                 1,260,577                2,350,235
Satelites Mexicanos Senior
   Notes, 10.13%, 11/01/04 (a)                 2,000,000                1,650,000
SBA Communications
   Corporation Senior Discount
   Notes, 12.00%, 3/01/08 (a)                  2,000,000                1,270,000
Sprint Spectrum Senior Notes,
   11.00% - 12.50%, 8/15/06                    2,000,000                2,067,500


                                                    PRINCIPAL
                                                     AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
UTILITIES (CONTINUED)
Startec Global Communications
   Units, 12.00%, 5/15/08 (a)             $    2,000,000              $ 1,830,000
Startec Global Communications
   Units, 12.00%, 5/15/08 -
   Warrants (a)                                    2,000                      500
Verio, Inc. Senior Notes,
   10.38% - 11.25%, 4/01/05 -
      12/01/08                                 2,400,000                2,629,500
                                                                     ------------
                                                                       42,079,148
                                                                     ------------
TOTAL CORPORATE BONDS (COST
   $257,187,903)                                                      254,994,679
                                                                     ------------
SHORT TERM INVESTMENT - 6.07%
U.S. Government Agency
Federal Home Loan Bank
   5.00%, 4/01/99 (cost
   $16,617,000)                               16,617,000               16,617,000
                                                                     ------------
TOTAL INVESTMENTS (COST
$   273,804,903)-99.27%                                               271,611,679
OTHER ASSETS LESS
   LIABILITIES - 0.73%                                                  1,989,123
                                                                     ------------
NET ASSETS - 100.00%                                                 $273,600,802
                                                                     ============

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $196,856,099 and $40,074,143, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $273,804,903. Net unrealized depreciation aggregated $2,193,224, of which $6,150,546 related to appreciated investment securities and $8,343,770 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                 $254,994,679
Repurchase agreements                                   16,617,000
                                                      ------------
  Total investments securities
     (cost $273,804,903)                               271,611,679
                                                      ------------
Receivables
  Investments sold                                         991,194
  Fund shares sold                                       4,740,070
  Dividends and interest                                 5,969,856
Deferred expenses (Note 2)                                  17,586
                                                      ------------
     TOTAL ASSETS                                      283,330,385
                                                      ------------
LIABILITIES
Payables
  Investments purchased             $7,393,451
  Fund shares redeemed                 128,615
  Dividends                          2,014,498
Accrued expenses and other
  liabilities                          193,019
                                    ----------
     TOTAL LIABILITIES                                   9,729,583
                                                      ------------
NET ASSETS                                            $273,600,802
                                                      ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                          $280,028,597
  Accumulated distributions in
     excess of net investment
     income                                             (1,387,486)
  Accumulated net realized loss
     on investment transactions                         (2,847,085)
  Net unrealized depreciation
     of investments                                     (2,193,224)
                                                      ------------
NET ASSETS                                            $273,600,802
                                                      ============
NET ASSET VALUE PER SHARE
Class A Shares                                        $      11.11
Class B Shares                                        $      11.09
OFFERING PRICE PER SHARE
Class A Shares                                        $      11.66(a)
Class B Shares                                        $      11.09
SHARES OUTSTANDING
Class A Shares                                          14,968,702
Class B Shares                                           9,672,181

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Interest (a) (Note 2)                                      $ 9,734,692
                                                           -----------
EXPENSES
Management fee (Note 4)                 $  683,266
Shareholder service fee (Note 5)           244,024
Distribution fee (Note 5)                  216,898
Transfer agent fee                         189,210
Administration fee (Note 4)                 97,610
Registration expenses                       62,253
Shareholder reports and postage
   expenses                                 33,072
Custodian and accounting fees               32,590
Legal fees                                   9,128
Audit fees                                   6,417
Directors' fees and expenses                 4,741
Organizational expenses                      1,748
Miscellaneous                                8,012
                                        ----------
  Total expenses                                             1,588,969
                                                           -----------
Deduct
  Waiver of management fee
     (Note 4)                                                 (269,733)
  Waiver of administration fee
     (Note 4)                                                  (38,398)
                                                           -----------
NET INVESTMENT INCOME                                        8,453,854
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on investments        (2,758,369)
Change in unrealized appreciation
  (depreciation) on investments          7,130,262
                                        ----------
NET GAIN ON INVESTMENTS                                      4,371,893
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                          $12,825,747
                                                           ===========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                           ENDED 3/31/99      PERIOD ENDED
                                                                                            (UNAUDITED)       9/30/98 (a)
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                                     $   8,453,854     $  1,818,180
 Net realized loss on investments                                                             (2,758,369)         (88,715)
 Change in unrealized appreciation (depreciation) on investments                               7,130,262       (9,323,486)
                                                                                           -------------     ------------
 Increase in net assets resulting from operations                                             12,825,747       (7,594,021)
                                                                                           -------------     ------------
Distributions to Shareholders
 From net investment income
  Class A                                                                                     (5,362,802)      (1,040,534)
  Class B                                                                                     (4,106,664)      (1,178,956)
                                                                                           -------------     ------------
  Total distributions to shareholders                                                         (9,469,466)      (2,219,490)
                                                                                           -------------     ------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                                164,826,318      126,286,107
 Reinvested distributions                                                                      4,363,177        1,281,553
 Shares redeemed                                                                             (12,701,114)      (3,998,009)
                                                                                           -------------     ------------
 Change in net assets resulting from capital share transactions                              156,488,381      123,569,651
                                                                                           -------------     ------------
 Increase in net assets                                                                      159,844,662      113,756,140
Net Assets
 Beginning of period                                                                         113,756,140               --
                                                                                           -------------     ------------
 End of period (including accumulated distributions in excess of net investment income
  of ($1,387,486) and ($371,874), respectively)                                            $ 273,600,802     $113,756,140
                                                                                           =============     ============

(a) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.


SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                               SIX MONTHS          PERIOD
                                                             ENDED 3/31/99          ENDED
                                                              (UNAUDITED)        9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  10.92          $  12.00
                                                               --------          --------
 Income from investment operations
 Net investment income                                             0.91              0.24
 Net realized and unrealized loss on investments                  (0.17)            (1.04)
                                                               --------          --------
 Total from investment operations                                  0.74             (0.80)
                                                               --------          --------
Less distributions
 From net investment income                                       (0.55)            (0.28)
                                                               --------          --------
Net asset value, end of period                                 $  11.11          $  10.92
                                                               ========          ========
TOTAL RETURN*                                                      6.97%            (6.75%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $166,294          $ 50,887
Ratio of expenses to average net assets                            1.00%(a)          0.60%(a)
Ratio of expenses to average net asset excluding waiver            1.11%(a)          1.30%(a)
Ratio of net investment income to average net assets               9.07%(a)          7.36%(a)
Portfolio turnover rate                                              29%               27%

(a) Annualized.
(b) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                               SIX MONTHS          PERIOD
                                                             ENDED 3/31/99          ENDED
                                                              (UNAUDITED)        9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  10.91          $  12.00
                                                               --------          --------
Income from investment operations
 Net investment income                                             0.37              0.22
 Net realized and unrealized gain (loss) on investments            0.33             (1.05)
                                                               --------          --------
 Total from investment operations                                  0.70             (0.83)
                                                               --------          --------
Less distributions
 From net investment income                                       (0.52)            (0.26)
                                                               --------          --------
Net asset value, end of period                                 $  11.09          $  10.91
                                                               ========          ========
TOTAL RETURN*                                                      6.60%            (6.95%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $107,307          $ 62,869
Ratio of expenses to average net assets                            1.50%(a)          1.10%(a)
Ratio of expenses to average net asset excluding waiver            1.61%(a)          1.80%(a)
Ratio of net investment income to average net assets               8.57%(a)          6.87%(a)
Portfolio turnover rate                                              29%               27%

(a) Annualized.
(c) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
--------------------------------------------------------------------------------

NOTE 1: ORGANIZATION

Mentor Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Mentor Funds consists of twelve separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at March 31, 1999, as follows:



      Mentor Growth Portfolio ("Growth Portfolio")
      Mentor Perpetual Global Portfolio
       ("Global Portfolio")
      Mentor Capital Growth Portfolio
       ("Capital Growth Portfolio")
      Mentor Income and Growth Portfolio
       ("Income and Growth Portfolio")
      Mentor Balanced Portfolio ("Balanced Portfolio")
      Mentor Municipal Income Portfolio
       ("Municipal Income Portfolio")
      Mentor Quality Income Portfolio
       ("Quality Income Portfolio")
      Mentor Short-Duration Income Portfolio
       ("Short-Duration Income Portfolio")
      Mentor High Income Portfolio
       ("High Income Portfolio")
      Mentor Money Market Portfolio
       ("Money Market Portfolio")
      Mentor U.S. Government Money Market Portfolio ("Government Portfolio") Mentor Tax-Exempt Money Market Portfolio ("Tax-Exempt Portfolio")


The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.


These financial statements do not include the Money Market Portfolio, Government Portfolio and Tax-Exempt Portfolio.

Mentor Funds currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% (4.75% for the Quality Income Portfolio, Municipal Income Portfolio and High Income Portfolio and 1% for Short-Duration Income Portfolio) payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held. Class Y shares are sold to institutions and high net-worth individual investors and are not subject to any sales or contingent deferred sales charges.


Effective November 16, 1998, the Balanced Portfolio acquired substantially all the assets and assumed the liabilities of the Strategy Portfolio in exchange for Class A, Class B and Class Y shares of the Balanced Portfolio. The acquisition was accomplished by a tax-free exchange of the respective shares of the Balanced Portfolio for the net assets of the Strategy Portfolio. The net assets acquired amounted to $222,601,303. The aggregate net assets of the Balanced Portfolio immediately after the acquisition were $255,551,169.



NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.


(a) Valuation of Securities - Listed securities held by the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Income and Growth Portfolio, and

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Balanced Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the advisor of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Trustees.


U.S. Government obligations held by the Income and Growth Portfolio, Balanced Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio, and High Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage-backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolios' Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.


Municipal bonds, held by the Municipal Income Portfolio, are valued at fair value. An independent pricing service values the Portfolio's municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities. The pricing service does not rely exclusively on quoted prices. Short-term investments with remaining maturities of 60 days or less shall be their amortized cost value unless the particular circumstances of the security indicate otherwise.


Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.


Net realized foreign currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of investment gains and losses related to foreign currency fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.


(b) Repurchase Agreements - It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.


Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Funds' adviser to be creditworthy pursuant to guidelines established by the Mentor Funds' Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.


(c) Borrowings - Each of the Portfolios (except for the Growth Portfolio and Municipal Income Portfolio) may, under certain circumstances, borrow money directly or through dollar-roll and reverse repurchase agreements (arrangements in which the Portfolio sells a security for a percentage of its market value with an agreement to buy it back on a set date). Each Portfolio may borrow up to one-third of the value of its net assets.


The average daily balance of reverse repurchase agreements outstanding for Quality Income Portfolio during the six months ended March 31, 1999, was approximately $19,877,322 or $1.23 per share based on average shares outstanding during the period at a weighted average interest rate of 4.57%. The maximum amount of borrowings outstanding for any day during the period was $83,156,353 (including accrued interest), as of February 10, 1999, at an interest rate of 4.84% and was 27.46% of total assets at that date.


The average daily balance of reverse repurchase agreements outstanding for Short-Duration Income Portfolio during the six months ended March 31, 1999, was approximately $7,799,523 or $0.09 per share based on average shares outstanding during the period at a weighted average interest rate of 4.35%. The maximum amount of borrowings outstanding for any day during the period was $22,005,806 (including accrued interest), as of January 25, 1999, at an interest rate of 4.75% and was 7.31% of total assets at that date.


(d) Portfolio Securities Loaned - Each of the Portfolios (except for Municipal Income Portfolio) is authorized by the Board of Trustees to participate in securities lending transactions.


The Portfolios may receive fees for participating in lending securities transactions. During the period that a security is out on loan, Portfolios continue to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolios record an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At March 31, 1999, certain Portfolios had loaned securities to brokers which were collateralized by cash, U.S. Treasury securities and letters of credits. Cash collateral at March 31, 1999 was reinvested in U.S. Treasury and high quality money market instruments. Income from securities lending activities amounted to $233,048, $60,254, $28,592, $51,219, $65,533, and $14,285, for the
Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Income and Growth Portfolio, Balanced Portfolio and Quality Income

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Portfolio, respectively for the six months ended March 31, 1999. Among the risks to a Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At March 31, 1999, the value of the securities on loan and the value of the related collateral were as follows:



                        SECURITIES          CASH         SECURITIES      TRI-PARTY
     PORTFOLIO            ON LOAN        COLLATERAL      COLLATERAL      COLLATERAL
-------------------   --------------   --------------   ------------   -------------
Growth                $81,699,455      $83,131,779      $510,369                -
Global                 37,467,506       38,767,594             -                -
Capital Growth         21,805,109       22,282,979             -                -
Income and Growth      64,983,143       57,206,916             -       $9,826,621
Balanced               85,449,627       87,189,594        92,520          521,991
Quality Income            332,669          341,000             -                -
-------------------   -----------      -----------      --------       ----------

(e) Dollar Roll Transactions - Each of the Portfolios (except for the Growth and Municipal Income Portfolios) may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. In a dollar-roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.


(f) Security Transactions and Investment Income - Security transactions for the Portfolios are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income (except for Municipal Income Portfolio) includes interest and discount earned (net of premium) on short-term obligations, and interest earned on all other debt securities including original issue discount as required by the Internal Revenue Code. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.


Interest income for the Municipal Income Portfolio includes interest earned net of premium, and original issue discount as required by the Internal Revenue Code.


(g) Federal Income Taxes - No provision for federal income taxes has been made since it is each Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.


Dividends paid by the Municipal Income Portfolio representing net interest received on tax-exempt municipal securities are not includable by shareholders as gross income for federal income tax purposes because the Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Portfolio to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private purpose municipal bonds issued after August 7, 1986,

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

may by considered a tax preference item to shareholders.


At September 30, 1998, capital loss carryforwards for federal tax purposes were as follows:



                      MUNICIPAL            QUALITY
    EXPIRES       INCOME PORTFOLIO     INCOME PORTFOLIO
--------------   ------------------   -----------------
   9/30/2001     $         -          $    244,512
   9/30/2002               -             3,678,547
   9/30/2003         317,478             7,326,035
   9/30/2004       1,616,817             1,708,773
   9/30/2005               -             1,325,149
   9/30/2006         295,480                     -
------------     -----------          ------------
                 $ 2,229,775          $ 14,283,016
------------     -----------          ------------

Such capital loss carryforwards will reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolios of any liability for federal tax.


(h) When-Issued and Delayed Delivery Transactions - The Portfolios may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily, and begin earning interest on the settlement date.

(i) Futures Contracts - In order to gain exposure to or protect against declines in security values, the Portfolios may buy and sell futures contracts. The Portfolios may also buy or write put or call options on futures contracts.


The Portfolios may sell futures contracts to hedge against declines in the value of portfolios securities. The Portfolios may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Portfolios will segregate assets to cover its commitments under such speculative futures contracts.


Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the contract is closed. For the six months ended March 31, 1999, Balanced Portfolio and Municipal Income Portfolio had net realized gains of $1,366,401 and $47,700, respectively, on closed futures contracts.


Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At March 31, 1999, Balanced Portfolio and Municipal Income Portfolio had open positions in the following futures contracts:

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------


                                                                                                           NET
                                                                                                        UNREALIZED
                      NUMBER OF                                                        NOTIONAL        APPRECIATION
PORTFOLIO             CONTRACTS     POSITION         CONTRACTS        EXPIRATION         VALUE        (DEPRECIATION)
------------------   -----------   ----------   ------------------   ------------   --------------   ---------------
Balanced                690           Short       U.S. Long Bond        Jun-99      $69,000,000      ($2,760,157)
Municipal Income        130           Short      Muni Bond Future       Jun-99      $13,000,000      ($   41,000)
------------------      ---        ----------   ------------------      ------      -----------       ----------

(j) Options - In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Portfolios may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.


The Portfolios generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. The Portfolios may also use options for speculative purposes, although they do not employ options for this at the present time. The Portfolios will segregate assets to cover their obligations under option contracts.


Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Portfolios will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. For the six months ended March 31, 1999, Municipal Income Portfolio had a net realized gain of $61,690 on closed option contracts.


The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised or the counterparty is unwilling or unable to perform. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty. Activity in written options for the Muncipal Income Portfolio for the six months ended March 31, 1999, was as follows:



                              PREMIUM
                             RECEIVED       FACE VALUE
                           ------------   -------------
 Options outstanding at
   September 30, 1998      $     -               -
 Options written           110,880         200,000
 Options closed            (61,690)       (100,000)
------------------------   -------        --------
 Options outstanding at
   March 31, 1999          $49,190         100,000
------------------------   -------        --------

(k) Residual Interests - A derivative security is any investment that derives its value from an underlying security, asset, or market index. Quality Income Portfolio and Short-Duration Income Portfolio invest in mortgage security residual interests ("residuals") which are considered derivative securities. The Portfolios' investments in residuals have been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Portfolios have not incurred any indebtedness in the course of making these residual investments; nor have the Portfolios' assets been pledged to secure

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

the indebtedness of the issuing structure or the Portfolios' investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Portfolios' policy to limit their exposure at the time of purchase to no more than 20% of their total assets.


(l) Interest-Rate Swap - An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. At of March 31, 1999, there was no open interest rate swap agreement.


(m) Deferred Expenses - Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.


(n) Distributions - Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, certain futures and deferral of wash sales and equalization deficits.


The Growth Portfolio and Capital Growth Portfolio also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the distributions for income tax purposes.

NOTE 3: DIVIDENDS

Dividends will be declared daily and paid monthly to all shareholders invested in Municipal Income Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio and High Income Portfolio. Dividends are delared and paid annually to all shareholders invested in the Growth Portfolio, Capital Growth Portfolio, Global Portfolio and Balanced Portfolio. Dividends are declared and paid quarterly to all shareholders invested in Income and Growth Portfolio. Dividends will be reinvested in additional shares of the same class and Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders in writing to the Mentor Investment Group, LLC. Dividends of all Portfolios are paid to shareholders of record on the record date. Capital gains realized by each Portfolio, if any, are paid annually.



NOTE 4: INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS

Mentor Investment Advisors, LLC ("Mentor Advisors") is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor") and its affiliates. Mentor is a subsidiary of Wheat First Butcher Singer, Inc., which in turn is a wholly owned subsidiary of First Union Corporation ("First Union"). First Union is a leading financial services company; First Union has announced plans to acquire EVEREN Capital Corporation, which currently has a minority ownership interest in Mentor.


Mentor Advisors, the Portfolios' investment adviser, receives for its services an annual investment advisory fee not to exceed the following percentages of the average daily net assets of the particular

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Portfolio: Growth Portfolio, 0.70%; Capital Growth Portfolio, 0.80%; Income and Growth Portfolio, 0.75%; Balanced Portfolio, 0.75%; Municipal Income Portfolio, 0.60%; Quality Income Portfolio, 0.60%; Short-Duration Income Portfolio, 0.50%; and High Income Portfolio, 0.70%.


Mentor Advisors pays Van Kampen American Capital Management, Inc., the sub-adviser to Municipal Income Portfolio, an annual fee expressed as a percentage of the Portfolio's average net assets as follows: 0.25% of the first $60 million of the Portfolio's average net assets and 0.20% of the Portfolio's average net assets over $60 million.


For the period from October 1, 1997 to June 30, 1998, Wellington Management Company, LLC, the sub-adviser to the Income and Growth Portfolio, received from the Investment Adviser an annual fee expressed as a percentage of that Portfolio's assets as follows: 0.325% on the first $50 million of the Portfolio's average net assets, 0.275% on the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million. Effective July 1, 1998, the sub-advisor to the Income and Growth Portfolio received the following fees: 0.325% on the first $50 million of the Portfolio's average net assets, 0.250% on the next $150 million of the Portfolio's average net assets, and 0.200% of the Portfolio's average net assets over $150 million.


Van Kampen American Capital Management, Inc., the sub-adviser to the High Income Portfolio receives from the Investment Adviser an annual fee of 0.20% of the Portfolio's average daily net assets.

No performance or incentive fees are paid to the sub-advisers. Under certain Sub-Advisory Agreements, the particular sub-adviser may, from time to time, voluntarily waive some or all of its sub-advisory fee charged to the Investment Adviser and may terminate any such voluntary waiver at any time in its sole discretion.


The Global Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, LLC ("Mentor Perpetual"). Mentor Perpetual is owned equally by Mentor and Perpetual PLC, a diversified financial services holding company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.10% applied to the average daily net assets of the Portfolio up to and including $75 million on and 1.00% of its average daily net assets in excess of $75 million.


For the six months ended March 31, 1999, Mentor Advisors and sub-advisers, earned and voluntarily waived the following management fees:



                                  MANAGEMENT
                    MANAGEMENT       FEE         SUB ADVISER
                        FEE      VOLUNTARILY         FEE
PORTFOLIO             EARNED        WAIVED     EARNED/(WAIVED)
------------------ ------------ ------------- ----------------
Growth             $1,879,581           -               -
Global                945,039           -               -
Capital Growth      1,796,157           -               -
Income and
Growth                984,781           -        $318,695
Balanced              871,032           -               -
Municipal Income      360,928           -         135,265
Quality Income        631,092    $194,745               -
Short-Duration
   Income             439,105      52,159               -
High Income           683,266     269,733         118,103
------------------ ----------    --------        --------

Administrative   personnel  and  services  are  provided  by  Mentor,  under  an
Administration Agreement, at an annual rate of 0.10% of the average daily net assets of each Portfolio. For the six months ended

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

March 31, 1999, Mentor earned the following administrative fees:


                                              ADMINISTRATIVE
                           ADMINISTRATIVE          FEE
                                 FEE           VOLUNTARILY
PORTFOLIO                      EARNED             WAIVED
-----------------------   ----------------   ---------------
Growth                    $268,512                 -
Global                      90,764                 -
Capital Growth             224,520                 -
Income and Growth          131,304                 -
Balanced                   116,138                 -
Municipal Income            60,155                 -
Quality Income             105,182                 -
Short-Duration Income       88,030           $88,030
High Income                 97,610            38,398
-----------------------   --------           -------

The Portfolios also provide direct reimbursement to Mentor for certain legal and compliance administration, investor relation and operation related costs not covered under the Investment Management Agreement. For the six months ended March 31, 1999, these direct reimbursements were as follows:


                               DIRECT
PORTFOLIO                  REIMBURSEMENTS
-----------------------   ---------------
Growth                    $16,887
Global                      5,918
Capital Growth             15,307
Income and Growth           8,269
Balanced                    9,752
Municipal Income            3,857
Quality Income              6,561
Short-Duration Income       6,006
-----------------------   -------

NOTE 5: DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Class B shares of the Portfolios have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a
Distribution Agreement between the Portfolios and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of BYSIS Fund Services, Inc., Mentor Distributors was appointed distributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolios' average daily net assets for the Growth Portfolio, Capital Growth Portfolio, Income and Growth Portfolio, Balanced Portfolio and Global Portfolio, 0.50% of the average daily net assets of the Municiap Income Portfolio, Quality Income Portfolio and High Income Portfolio, and 0.30% of the average daily net assets for the Short-Duration Income Portfolio.


Mentor Distributors may select financial institutions, such as investment dealers and banks to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers.


Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios beneficially owned by the financial institution's customers for whom it is holder of record or with whom it has a servicing relationship.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Presently, the Portfolios' class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. Under the Distribution Plan, shareholder service fees are charged in Class A and B and distribution fees are charged to Class B. For the six months ended March 31, 1999, distribution fees and shareholder servicing fees were as follows:

                                              SHAREHOLDER SERVICING FEE
                               CLASS B        -------------------------
PORTFOLIO                  DISTRIBUTION FEE     CLASS A       CLASS B
-----------------------   -----------------   -----------   -----------
Growth                        $1,518,365       $125,769      $506,121
Global                           416,023         88,235       138,674
Capital Growth                   881,368        267,508       293,790
Income and Growth                571,335        137,814       190,445
Balanced                         631,992         78,320       210,664
Municipal Income                 150,302         75,234        75,151
Quality Income                   273,958        125,975       136,979
Short-Duration Income             82,684        150,647        68,903
High Income                      216,898        135,872       108,152
-----------------------       ----------       --------      --------

NOTE 6: FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with portfolio purchases and sales of securities denominated in a foreign currency, Global Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time Global Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At March 31, 1999, Global Portfolio had outstanding forward contracts as set forth below.

                                             CONTRACTS                                    NET UNREALIZED
                                            TO DELIVER/                   IN EXCHANGE      APPRECIATION/
 SETTLEMENT DATE                              RECEIVE          VALUE          FOR         (DEPRECIATION)
-----------------                        ----------------   ----------   -------------   ----------------
PURCHASES
4/01/99                British Pound             52,800      $ 85,113       $ 85,483          $ (370)
4/01/99                British Pound             92,130       148,513        149,158            (645)
4/01/99                British Pound              2,175         3,506          3,521             (15)
4/01/99                British Pound             14,584        23,509         23,611            (102)
4/01/99                British Pound             70,256       113,253        113,745            (492)
4/01/99                British Pound             24,996        40,294         40,469            (175)
4/06/99                British Pound             15,488        24,967         25,075            (108)
4/06/99                British Pound             39,804        64,164         64,443            (279)
4/06/99                British Pound              8,419        13,571         13,630             (59)
4/30/99                    Eruo                 213,787       230,730        230,249             481
4/01/99              Singapore Dollar           267,060       154,638        154,281             357
4/01/99              Singapore Dollar            90,042        52,137         52,017             120
4/06/99                Turkish Lira       6,092,812,500       163,324        163,675            (351)
SALES
4/01/99                British Pound             25,808        41,602         41,784             182
-------             ------------------    -------------      --------       --------          ------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:



                                                                              MENTOR GROWTH PORTFOLIO
                                                       ---------------------------------------------------------------------
                                                                SIX MONTHS ENDED                      YEAR ENDED
                                                                    3/31/99                            9/30/98
                                                       ---------------------------------- ----------------------------------
                                                            SHARES            DOLLAR           SHARES            DOLLAR
                                                       ---------------- ----------------- ---------------- -----------------
CLASS A:
Shares sold                                                20,554,242    $  317,331,063       12,016,618    $  210,103,016
Shares issued upon reinvestment of distributions              209,824         2,939,628          346,751         6,474,795
Shares redeemed                                           (19,478,995)     (302,983,556)     (12,306,743)     (213,035,017)
                                                          -----------    --------------      -----------    --------------
Change in net assets from capital share transactions        1,285,071    $   17,287,135           56,626    $    3,542,794
                                                          ===========    ==============      ===========    ==============
CLASS B:
Shares sold                                                 1,528,098    $   22,897,224        4,138,130    $   73,047,883
Shares issued upon reinvestment of distributions            1,070,622        14,539,244        1,667,456        30,460,604
Shares redeemed                                            (4,214,789)      (62,923,290)      (4,698,525)      (80,890,251)
                                                          -----------    --------------      -----------    --------------
Change in net assets from capital share transactions       (1,616,069)   $  (25,486,822)       1,107,061    $   22,618,236
                                                          ===========    ==============      ===========    ==============
CLASS Y: (A)
Shares sold                                                   738,165    $   11,155,206        1,786,672    $   30,602,698
Shares issued upon reinvestment of distributions               72,358         1,016,634                1                10
Shares redeemed                                              (365,320)       (5,597,286)         (53,808)         (894,152)
                                                          -----------    --------------      -----------    --------------
Change in net assets from capital share transactions          445,203    $    6,574,554        1,732,865    $   29,708,556
                                                          ===========    ==============      ===========    ==============


                                                                            MENTOR PERPETUAL GLOBAL PORTFOLIO
                                                         -----------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                        YEAR ENDED
                                                                      3/31/99                              9/30/98
                                                         ----------------------------------   ----------------------------------
                                                              SHARES            DOLLARS            SHARES            DOLLARS
                                                         ---------------   ----------------   ---------------   ----------------
CLASS A:
Shares sold                                                  2,369,455      $  47,572,822         2,057,945      $  42,154,809
Shares issued upon reinvestment of distributions               247,790          4,601,451           113,726          2,255,270
Shares redeemed                                             (1,738,114)       (34,619,252)       (1,275,534)       (25,637,616)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions           879,131      $  17,555,021           896,137      $  18,772,463
                                                            ==========      =============        ==========      =============
CLASS B:
Shares sold                                                    575,905      $  11,051,076         1,821,588      $  36,737,964
Shares issued upon reinvestment of distributions               452,424          8,053,146           232,932          4,477,444
Shares redeemed                                               (668,319)       (12,833,727)         (983,971)       (18,930,107)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions           360,010      $   6,270,495         1,070,549      $  22,285,301
                                                            ==========      =============        ==========      =============
CLASS Y: (A)
Shares sold                                                          -      $           -                53      $       1,000
Shares issued upon reinvestment of distributions                     5                 85                 -                  8
Shares redeemed                                                      -                  -                 -                  -
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions                 5      $          85                53      $       1,008
                                                            ==========      =============        ==========      =============

(a) For the year ended 9/30/98 - For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                       MENTOR CAPITAL GROWTH PORTFOLIO
                                                       ----------------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                                   3/31/99                          9/30/98
                                                       -------------------------------- -------------------------------
                                                            SHARES          DOLLARS          SHARES         DOLLARS
                                                       --------------- ---------------- --------------- ---------------
CLASS A:
Shares sold                                                6,564,289    $ 156,453,797       5,110,051    $ 121,415,173
Shares issued upon reinvestment of distributions             741,596       16,051,578         278,288        5,833,664
Shares redeemed                                           (2,143,545)     (51,113,253)     (1,926,775)     (45,709,577)
                                                          ----------    -------------      ----------    -------------
Change in net assets from capital share transactions       5,162,340    $ 121,392,122       3,461,564    $  81,539,260
                                                          ==========    =============      ==========    =============
CLASS B:
Shares sold                                                2,032,338    $  45,677,249       4,375,173    $  98,931,464
Shares issued upon reinvestment of distributions           1,106,815       22,759,934         507,715       10,256,056
Shares redeemed                                           (1,109,805)     (24,997,919)     (1,063,324)     (23,712,167)
                                                          ----------    -------------      ----------    -------------
Change in net assets from capital share transactions       2,029,348    $  43,439,264       3,819,564    $  85,475,353
                                                          ==========    =============      ==========    =============
CLASS Y: (A)
Shares sold                                                       --    $          --              48    $       1,000
Shares issued upon reinvestment of distributions                   5              125               1               12
Shares redeemed                                                   --               --              --               --
                                                          ==========    =============      ==========    =============
Change in net assets from capital share transactions               5    $         125              49    $       1,012
                                                          ==========    =============      ==========    =============


                                                                          MENTOR INCOME AND GROWTH PORTFOLIO
                                                         ---------------------------------------------------------------------
                                                                 SIX MONTHS ENDED                       YEAR ENDED
                                                                     3/31/99                             9/30/98
                                                         --------------------------------   ----------------------------------
                                                             SHARES           DOLLARS            SHARES            DOLLARS
                                                         -------------   ----------------   ---------------   ----------------
CLASS A:
Shares sold                                                1,370,480      $  27,029,221         2,515,923      $  49,323,113
Shares issued upon reinvestment of distributions             307,537          5,973,032           371,373          7,153,831
Shares redeemed                                             (621,010)       (12,256,523)         (915,370)       (18,005,450)
                                                           ---------      -------------         ---------      -------------
Change in net assets from capital share transactions       1,057,007      $  20,745,730         1,971,926      $  38,471,494
                                                           =========      =============         =========      =============
CLASS B:
Shares sold                                                  672,499      $  13,233,579         2,642,784      $  51,766,483
Shares issued upon reinvestment of distributions             426,951          8,278,473           559,471         10,748,481
Shares redeemed                                             (594,987)       (11,652,675)       (1,074,795)       (21,053,657)
                                                           ---------      -------------        ----------      -------------
Change in net assets from capital share transactions         504,463      $   9,859,377         2,127,460      $  41,461,307
                                                           =========      =============        ==========      =============
CLASS Y: (A)
Shares sold                                                       --      $          --                53      $       1,000
Shares issued upon reinvestment of distributions                   3                 55                 2                 30
Shares redeemed                                                   --                 --                --                 --
                                                           ---------      -------------        ----------      -------------
Change in net assets from capital share transactions               3      $          55                55      $       1,030
                                                           =========      =============        ==========      =============

(a) For the year ended 9/30/98 - For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                               MENTOR BALANCED PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                       YEAR ENDED
                                                                      3/31/99                              9/30/98
                                                         ----------------------------------   ---------------------------------
                                                              SHARES            DOLLARS            SHARES           DOLLARS
                                                         ---------------   ----------------   ---------------   ---------------
CLASS A:
Shares sold                                                  7,357,872*     $ 113,523,480         258,246        $  3,577,935
Shares issued upon reinvestment of distributions                53,133            797,522          88,886           1,300,249
Shares redeemed                                               (130,667)        (3,234,796)        (48,369)           (810,000)
Conversion of Class A Shares to Class Y Shares                      --                 --        (273,416)         (3,350,117)
                                                             ---------      -------------        --------        ------------
Change in net assets from capital share transactions         7,280,338      $ 111,086,206          25,347        $    718,067
                                                             =========      =============        ========        ============
CLASS B:
Shares sold                                                 15,954,616*     $ 214,154,434         412,403        $  5,702,737
Shares issued upon reinvestment of distributions               115,470          1,719,720              --                  --
Shares redeemed                                             (1,523,742)       (23,070,275)             (9)               (125)
                                                            ----------      -------------        -----------     ------------
Change in net assets from capital share transactions        14,546,344      $ 192,803,879         412,394        $  5,702,612
                                                            ==========      =============        ==========      ============
CLASS Y: (A)
Shares sold                                                         89      $       1,303              --        $         --
Shares issued upon reinvestment of distributions                    98              1,441              --                  --
Shares redeemed                                               (253,109)        (3,662,016)         (7,305)           (100,000)
Conversion of Class A Shares to Class Y Shares                      --                 --         273,416           3,350,117
                                                            ----------      -------------        ----------      ------------
Change in net assets from capital share transactions          (252,922)     $  (3,659,272)        266,111        $  3,250,117
                                                            ==========      =============        ==========      ============


                                                                         MENTOR MUNICIPAL INCOME PORTFOLIO
                                                         ------------------------------------------------------------------
                                                                SIX MONTHS ENDED                      YEAR ENDED
                                                                     3/31/99                           9/30/98
                                                         -------------------------------   --------------------------------
                                                             SHARES          DOLLARS           SHARES           DOLLARS
                                                         -------------   ---------------   -------------   ----------------
CLASS A
Shares sold                                                1,504,089      $ 23,829,403       1,688,990       $ 26,509,509
Shares issued upon reinvestment of distributions              42,336           672,278          75,715          1,188,701
Shares redeemed                                             (225,496)       (3,573,184)       (423,337)        (6,641,364)
                                                           ---------      ------------       ---------       ------------
Change in net assets from capital share transactions       1,320,929      $ 20,928,497       1,341,368       $ 21,056,846
                                                           =========      ============       =========       ============
CLASS B:
Shares sold                                                  401,215      $  6,346,794       1,208,341       $ 18,966,860
Shares issued upon reinvestment of distributions              43,605           690,709          91,662          1,436,340
Shares redeemed                                             (298,124)       (4,720,495)       (436,001)        (6,820,355)
                                                           ---------      ------------       ---------       ------------
Change in net assets from capital share transactions         146,696      $  2,317,008         864,002       $ 13,582,845
                                                           =========      ============       =========       ============
CLASS Y: (A)
Shares sold                                                       --      $         --              64       $      1,000
Shares issued upon reinvestment of distributions                  --                --               3                 43
Shares redeemed                                                   --                --              --                 --
                                                           ---------      ------------       ---------       ------------
Change in net assets from capital share transactions              --      $         --              67       $      1,043
                                                           =========      ============       =========       ============

(a)For the year ended 9/30/98 - For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.
* Includes the following shares acquired from Strategy Portfolio in the tax-free exchange into the Balanced Portfolio on 11/13/98:
       Class A: 1,671,179 shares and Class B: 13,702,270 shares.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                            MENTOR QUALITY INCOME PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                       YEAR ENDED
                                                                      3/31/99                              9/30/98
                                                         ----------------------------------   ---------------------------------
                                                              SHARES            DOLLARS            SHARES           DOLLARS
                                                         ---------------   ----------------   ---------------   ---------------
CLASS A:
Shares sold                                                  2,563,679      $  33,699,152         4,256,782      $  56,191,423
Shares issued upon reinvestment of distributions               143,437          1,900,220           233,015          3,077,659
Shares redeemed                                             (1,184,191)       (15,537,997)       (1,597,720)       (21,178,895)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions         1,522,925      $  20,061,375         2,892,077      $  38,090,187
                                                            ==========      =============        ==========      =============
CLASS B:
Shares sold                                                  1,324,721      $  17,465,999         3,811,046      $  50,451,628
Shares issued upon reinvestment of distributions               163,492          2,165,673           272,551          3,600,049
Shares redeemed                                             (1,332,345)       (17,590,131)       (1,478,885)       (19,526,706)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions           155,868      $   2,041,541         2,604,712      $  34,524,971
                                                            ==========      =============        ==========      =============
CLASS Y: (A)
Shares sold                                                         --      $          --                76      $       1,000
Shares issued upon reinvestment of distributions                    --                 --                 4                 51
Shares redeemed                                                     --                 --                --                 --
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions                --      $          --                80      $       1,051
                                                            ==========      =============        ==========      =============


                                                                    MENTOR SHORT-DURATION INCOME PORTFOLIO
                                                       ----------------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                                   3/31/99                          9/30/98
                                                       -------------------------------- -------------------------------
                                                            SHARES          DOLLAR           SHARES          DOLLAR
                                                       --------------- ---------------- --------------- ---------------
CLASS A:
Shares sold                                                7,806,852    $  97,941,814       9,921,692    $ 124,978,729
Shares issued upon reinvestment of distributions             183,533        2,308,531         200,895        2,525,409
Shares redeemed                                           (2,935,105)     (36,833,260)     (4,997,458)     (62,897,886)
                                                          ----------    -------------      ----------    -------------
Change in net assets from capital share transactions       5,055,280    $  63,417,085       5,125,129    $  64,606,252
                                                          ==========    =============      ==========    =============
CLASS B:
Shares sold                                                1,087,645    $  13,687,902       3,500,465    $  44,073,519
Shares issued upon reinvestment of distributions              91,026        1,147,597         145,226        1,826,827
Shares redeemed                                           (1,096,207)     (13,774,611)     (1,563,684)     (19,674,936)
                                                          ----------    -------------      ----------    -------------
Change in net assets from capital share transactions          82,464    $   1,060,888       2,082,007    $  26,225,410
                                                          ==========    =============      ==========    =============
CLASS Y: (A)
Shares sold                                                       --    $          --              79    $       1,000
Shares issued upon reinvestment of distributions                  --               --               4               49
                                                          ----------    -------------      ----------    -------------
Change in net assets from capital share transactions              --    $          --              83    $       1,049
                                                          ==========    =============      ==========    =============

(a) For the year ended 9/30/98 - For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                            MENTOR HIGH INCOME PORTFOLIO
                                                         ------------------------------------------------------------------
                                                                 SIX MONTHS ENDED                     PERIOD ENDED
                                                                      3/31/99                        9/30/1998 (B)
                                                         ---------------------------------   ------------------------------
                                                             SHARES            DOLLAR            SHARES          DOLLAR
                                                         --------------   ----------------   -------------   --------------
CLASS A:
Shares sold                                                10,801,852       $119,005,627       4,775,208      $ 56,602,255
Shares issued upon reinvestment of distributions              204,356          2,252,051          51,541           580,207
Shares redeemed                                              (695,694)        (7,699,179)       (168,561)       (1,889,222)
                                                           ----------       ------------       ---------      ------------
Change in net assets from capital share transactions       10,310,514       $113,558,499       4,658,188      $ 55,293,240
                                                           ==========       ============       =========      ============
CLASS B:
Shares sold                                                 4,173,805       $ 45,820,691       5,890,307      $ 69,683,852
Shares issued upon reinvestment of distributions              192,281          2,111,126          62,441           701,346
Shares redeemed                                              (456,107)        (5,001,935)       (190,546)       (2,108,787)
                                                           ----------       ------------       ---------      ------------
Change in net assets from capital share transactions        3,909,979       $ 42,929,882       5,762,202      $ 68,276,411
                                                           ==========       ============       =========      ============

(b) For the period from June 23, 1998 (commencement of operations) to March 31, 1999.



ADDITIONAL INFORMATION


YEAR 2000 (UNAUDITED)
The Portfolio receives services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolio from this problem.

MENTOR FUNDS
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TRUSTEES

DANIEL J. LUDEMAN, TRUSTEE & CHAIRMAN
           Chairman and Chief Executive Officer
           Mentor Investment Group, LLC


ARCH T. ALLEN III, TRUSTEE
           Attorney at Law
           Allen & Moore, LLP


JERRY R. BARRENTINE, TRUSTEE
           President
           J.R. Barrentine & Associates


ARNOLD H. DREYFUSS, TRUSTEE
           Former Chairman & Chief Executive Officer
           Hamilton Beach/Proctor-Silex, Inc.


WESTON E. EDWARDS, TRUSTEE
           President
           Weston Edwards & Associates


THOMAS F. KELLER, TRUSTEE
           Former Dean, Fuqua School of Business
           Duke University


LOUIS W. MOELCHERT, JR., TRUSTEE
           Vice President for Business & Finance
           University of Richmond


J. GARNETT NELSON, TRUSTEE
           Consultant
           Mid-Atlantic Holdings, LLC


TROY A. PEERY, JR., TRUSTEE
           Former President
           Heilig-Meyers Company


PETER J. QUINN, JR., TRUSTEE
           Managing Director
           Mentor Investment Group, LLC

OFFICERS

PAUL F. COSTELLO, PRESIDENT
           Managing Director
           Mentor Investment Group, LLC


TERRY L. PERKINS, TREASURER AND SECRETARY
           Senior Vice President
           Mentor Investment Group, LLC


MICHAEL A. WADE, ASSISTANT TREASURER
           Vice President
           Mentor Investment Group, LLC






This report is authorized for distribution to prospective investors only when preceded or accompanied by a Mentor Funds prospectus, which contains complete information about fees, sales charges and expenses. Please read it carefully before you invest or send money.

[MENTOR INVESTMENT GROUP LOGO]


                                RIVERFRONT PLAZA
                              901 EAST BYRD STREET
                            RICHMOND, VIRGINIA 23219
                                 (800) 382-0016




1999 MENTOR DISTRIBUTORS, LLC




MK 364

                                  ----------
                                   BULK RATE
                                  U.S. POSTAGE
                                     PAID
                               RICHMOND, VIRGINIA
                                PERMIT NO. 1209
                                  ----------

June 30, 1998

Annual Report



                                   Evergreen


                                  Short and

                               Intermediate Term

                                  Bond Funds


                                  [ART DEPICTING STATUE OF LIBERTY APPEARS HERE]


[LOGO OF EVERGREEN FUNDS APPEARS HERE]

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------


Letter to Shareholders ...................................................     1

Evergreen Capital Preservation and Income Fund

  Fund at a Glance .......................................................     2
  Portfolio Manager Interview ............................................     3

Evergreen Intermediate Term Bond Fund

  Fund at a Glance .......................................................     6
  Portfolio Manager Interview ............................................     7

Evergreen Intermediate Term Government Securities Fund

  Fund at a Glance .......................................................    10
  Portfolio Manager Interview ............................................    11

Evergreen Short Intermediate Bond Fund

  Fund at a Glance .......................................................    13
  Portfolio Manager Interview ............................................    14

Financial Highlights

  Evergreen Capital Preservation
    and Income Fund ......................................................    16
  Evergreen Intermediate Term
    Bond Fund ............................................................    19
  Evergreen Intermediate Term
    Government Securities Fund ...........................................    22
  Evergreen Short Intermediate
    Bond Fund ............................................................    24

Schedule of Investments

  Evergreen Capital Preservation
    and Income Fund ......................................................    27
  Evergreen Intermediate Term
    Bond Fund ............................................................    29
  Evergreen Intermediate Term
    Government Securities Fund ...........................................    34
  Evergreen Short Intermediate
    Bond Fund ............................................................    35

Statements of Assets and Liabilities .....................................    38

Statements of Operations .................................................    39

Statements of Changes in Net Assets--
  Year ended June 30, 1998 ...............................................    40

Statements of Changes in Net Assets--
  Prior Periods ..........................................................    41

Combined Notes to Financial
Statements ...............................................................    42

Independent Auditor's Report .............................................    51

Additional Information ...................................................    52


--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $52 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.


This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                ----------------------------------------------------------------
  Mutual Funds:  ARE NOT FDIC INSURED  May lose value . Are not bank guaranteed
                ----------------------------------------------------------------

                        Evergreen Funds Distributor, Inc.
      Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  August 1998

[PHOTO APPEARS HERE]
William M. Ennis
Managing Director


Dear Shareholders:

The bond market continued its remarkable rally for the fiscal year that concluded on June 30, 1998, and provided few reasons to be pessimistic about the remainder of 1998. While short- and intermediate-term bond funds did not benefit from the rally as fully as longer-maturity (and riskier) funds, the more conservative funds still provided generous returns in absolute terms.

The Year in Review

As economic growth has moderated -- in part the result of the financial and currency crisis in Asia--fears of inflation in the United States have subsided, and interest rates have continued their decline. Not all sectors of the bond market were affected to the same degree, however. Longer-term bonds experienced the greatest decline in interest rates, which meant that their prices tended to rise the most. During the 12 months that ended on June 30, 1998, the 30-year Treasury fell by more than a full percentage point, from 6.78% to 5.63%. Short- and intermediate-term yields also fell, but far less dramatically. By the end of the period, the yield of the 10-year Treasury was 5.45% and the yield of the one-year Treasury was 5.37%. In light of the 5.63% yield on the 30-year Treasury Bond, one can recognize a classic case of what investment professionals call a "flat yield curve" with a very narrow difference between longer- and shorter-maturity yields.

Potential Opportunity

The financial markets never remain static, however, and it is very possible that the recent relative underperformance of shorter- and intermediate-term bonds may have created opportunity.

In light of the evidence that the pace of economic growth in the United States is starting to slow and that inflation remains under control, it appears possible that interest rates may decline even further, with the Federal Reserve Board easing monetary policy and lowering short-term rates. This scenario would be extremely positive for short- and intermediate-term funds, as their yields have the potential to decline the most.

One doesn't have to "bet" on this scenario, however, to appreciate the strong relative value of a conservative portfolio of short- and intermediate-maturity bonds. In the wake of extraordinary rallies in both the long-term bond market and the stock market, it makes increasing sense for prudent investors to diversify and reduce their overall risk by maintaining at least part of their portfolio in lower-risk, fixed income portfolios.

Cost Savings

Over the past year during our transition of combining Evergreen and Keystone funds, we have been striving for efficiencies in our fund administration. We have realigned the funds' fiscal year ends by asset class and combined them in semiannual and annual reports, and prospectuses. This reduces the number of different reports and prospectuses, as well as reduces overall costs through efficiencies in printing and mailing.

Another change we have made is in the way we mail your funds' information. Wherever possible, we are trying to combine your funds' required mailings so that you only receive one per household, based on the registration's last name and exact address./1/ This reduces the mailing costs, not to mention the amount of paper needed to print. This in turn benefits your funds by reducing the overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered holder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

The Evergreen Commitment

At Evergreen Funds, we are committed to providing a broad array of funds with complementary objectives and strategies to help investors and their financial advisors assemble personal portfolios that make sense for their needs and risk tolerances over the long run. If you have any questions about the Evergreen Short and Intermediate Term Bond Funds or other Evergreen funds, we encourage you to consult your financial advisor or call us at 800.343.2898.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds

/1/ If you purchased your shares through a financial advisor, we may not be able to consolidate your mailings by last name and address, as the brokerage firm controls the mailings.

--------------------------------------------------------------------------------
                                   EVERGREEN

                      Capital Preservation And Income Fund
--------------------------------------------------------------------------------
                      Fund at a Glance as of June 30, 1998


The biggest move in our strategy has been to reduce our emphasis on adjustable rate mortgages.

     Portfolio
    Management
    ----------

[PHOTO APPEARS HERE]

   Gary E. Pzegeo
 Tenure:  April 1997

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

Quantity    Duration
            Short       Intermediate      Long
High           X
Medium
Low

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
Source: 1998 Morningstar, Inc.


                                    * * * *

                             4-star by Morningstar/1/
                    (For overall period ended June 30, 1998)


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------
                                            Class A      Class B        Class C
Inception Date                             12/30/94       7/1/91         2/1/93
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                     1.82%        (0.54%)        3.54%
 ................................................................................
1 year w/o sales charge                      5.24%         4.42%         4.53%
 ................................................................................
3 years                                      4.93%         4.44%         5.39%
 ................................................................................
5 years                                        --          4.09%         4.45%
 ................................................................................
Since Inception                              5.67%         4.50%         4.55%
 ................................................................................
Maximum Sales Charge                         3.25%         5.00%         1.00%

                                           Front End       CDSC          CDSC
 ................................................................................
30-day SEC Yield                             5.13%         4.38%         4.37%
 ................................................................................
12-month distributions per share         $   0.57      $   0.49      $   0.49
 ................................................................................
*    Adjusted for maximum applicable sales charge




--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                            [LINEGRAPH APPEARS HERE]



                      CPI          6 Month Treasury Bill     Class B Shares
     6/30/91         10,000               10,000                  10,000
     6/30/92         10,309               10,453                  10,644
     6/30/93         10,618               10,787                  10,961
     6/30/94         10,882               11,174                  11,101
     6/30/95         11,213               11,815                  11,642
     6/30/96         11,518               12,439                  12,292
     6/30/97         11,787               13,099                  13,034
     6/30/98         11,993               13,787                  13,610



Comparison of a $10,000 investment in Evergreen Capital Preservation and Income Fund, Class B shares, versus a similar investment in a 6-Month Treasury Bill and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The 6-Month Treasury Bill does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN

                      Capital Preservation and Income Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
How did the Fund perform during the year?
--------------------------------------------------------------------------------

The Fund had strong relative performance, despite an unfriendly environment for investors in adjustable rate mortgages. For the 12 months that ended on June 30, 1998, the Fund's Class A shares had a total return of 5.24%, while the Class B and C shares had total returns of 4.42% and 4.53%, respectively. These returns are unadjusted for any applicable sales charges. All three classes of shares were rated four-stars, the second highest rating, by Morningstar, another monitor of mutual fund performance, as of June 30, 1998./1/

In a difficult period for adjustable rate mortgages, the Fund was able to maintain a relatively stable net asset value. The net asset value of Class A shares began the fiscal period at $9.80 and ended the period at $9.73.


--------------------------------------------------------------------------------
                                   Portfolio
                                Characteristics
                                ---------------
--------------------------------------------------------------------------------

     Total Net Assets                                   $48,050,193
     ..............................................................
     Average Credit Quality                                     AAA
     ..............................................................
     Average Maturity                                     5.0 years
     ..............................................................
     Average Duration                                     0.4 years
     ..............................................................
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Why was the environment for adjustable rate mortgages so difficult?
--------------------------------------------------------------------------------

We are in an unprecedented environment for adjustable rate mortgages. We have never seen the combination of such low interest rates and such a narrow difference between the yields of long-term and short-term securities since adjustable rate mortgages became a viable part of the bond market. To illustrate, on June 30, 1998, the 10-year Treasury Bond offered a yield of 5.45%, while the 1-year Treasury Bill paid a yield of 5.37%.

This combination of low rates and narrow difference between the yields of long-term and short-term securities has created a compelling incentive for homeowners, particularly those with adjustable rate mortgages, to refinance into fixed mortgages at low interest rates. As a result, prepayments of existing mortgages, particularly adjustable rate mortgages, are coming very fast. A study we did on certain types of adjustable rate mortgages that originated in 1995 indicated that prepayments are up 40% from their level before the current wave, while mortgages that originated in 1988 are up 80%. The prepayments of newer mortgages still are much higher in absolute terms, but even the holders of more seasoned mortgages, who usually are less prone to refinancing, are considering refinancing.

/1/ Source: Morningstar, Inc. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of June 30, 1998, for Class A, B, and C shares. These ratings are subject to change monthly and are calculated from the Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund's Class A shares received 4 stars for the overall and 3-year periods ended June 30, 1998. The Fund's Class B and C shares received 4 stars for the overall, 3-, and 5-year periods ended June 30, 1998. The Fund was rated among 1,468 taxable bond funds for the 3-year period and 890 taxable bond funds for the 5-year period ended June 30, 1998. The top 10% of rated funds in an investment category receive five stars, the next 22.5% receive four stars. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                                   EVERGREEN

                      Capital Preservation And Income Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


This refinancing wave is also propelled by the fact that, because interest rates have been low for some time, mortgage brokers have had ample opportunity to advertise to encourage refinancing. In addition, the economic recovery in the United States has given people the opportunity either to move into larger, more expensive homes or to refinance their existing homes without any risk to their existing home equity. In either scenario, older mortgages were retired.

The consequence of this increased refinancing has been a very poor market for adjustable rate mortgages. Existing mortgage-backed securities either have been called back or they have lost part of their value. This is why the Fund's net asset value has slipped somewhat during the 12 months.

--------------------------------------------------------------------------------
In light of this unfriendly environment, what have been your principal strategies?
--------------------------------------------------------------------------------

The biggest move in our strategy has been to reduce our emphasis on adjustable rate mortgages. We wanted to move out of the most vulnerable sector of the environment I have just been describing. We did this to protect both the income stream and the principal value of the Fund. We can't completely escape from the negative effects of the environment, but we can reduce the impact while keeping the Fund's identity and objective as an adjustable rate mortgage fund. By prospectus, under ordinary circumstances, the Fund will invest at least 65% of its assets in of its assets in adjustable rate securities.

During the fiscal year, the Fund reduced its emphasis on adjustable rate mortgages from 91% of assets to 69%.


[PIE CHART APPEARS HERE]
--------------------------------------------------------------------------------
                            ASSET ALLOCATION 6/30/98
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

                       Adjustable Rate Mortgages -- 69%
                       Fixed Rate Securities -- 29%
                       Cash -- 2%

--------------------------------------------------------------------------------
                            Asset Allocation 6/30/97
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

                       Adjustable Rate Mortgages -- 91%
                       Fixed Rate Securities -- 6%
                       Cash -- 3%

Within the 29% of portfolio assets invested in fixed-rate securities on June 30, 1998, 15% were invested in fixed rate mortgages, 9% were invested in asset-backed securities such as automobile loan receivables, 4% were invested in Treasuries, and 1% were invested in government agency securities.

We also pursued an additional strategy to protect the performance of the Fund. Within the adjustable rate mortgage allocation of the Fund, we sold some seasoned adjustable rate securities to buy hybrid adjustable rate mortgages. These are newer mortgage products that guarantee a fixed interest rate for a stated period of time -- often either three or five years -- before the rate starts floating. These have proven popular with homeowners, and they offer the Fund significantly more prepayment protection than a traditional adjustable rate security. At the end of the fiscal year, about 7% of net assets were invested in these hybrid mortgages. Both the increased emphasis

--------------------------------------------------------------------------------
                                   EVERGREEN

                      Capital Preservation And Income Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview



on fixed rate securities and the allocation to hybrid mortgages helped the Fund's performance during the fiscal year.

The Fund invested only in securities issued by the U.S. government or government agencies or AAA-rated asset-backed and mortgage-backed securities, so the average credit rating has remained at AAA.

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

We expect interest rates to remain low, with a continuation of the narrow difference between short- and long-term interest rates. The principal factors driving interest rates are inflation and growth. We expect inflation to remain restrained and economic growth to be moderate or even slower than at the present time. In addition, the U.S. government's budget surplus means that the Treasury is borrowing less money and this also puts downward pressure on interest rates.

The big story continues to be Asia. The economic crisis in Asia is beginning to have an effect on some sectors of the domestic economy, such as manufacturing. For example, jobs in goods-producing industries grew by just 1.6% during the 12 months ending June 30, 1998, while jobs in service industries grew by 2.9%. Moreover, the growth of jobs in goods-producing industries has started to decline. Slower economic growth tends to keep interest rates low.

In such an environment, prepayments of adjustable rate mortgages are likely to continue to run at a faster pace than a year ago. If rates were to move even lower, we probably would see renewed pressure on adjustable rate mortgage securities.

Given this outlook, we do not anticipate increasing the Fund's allocation to adjustable rate mortgages beyond the present allocation. Although the prices of these securities have declined significantly, we are not ready to start buying more until we see a change in interest rate trends.

If we were to see more concrete signs that Asian countries were beginning to introduce meaningful economic reforms, it is possible that interest rates could turn around as investors would again become concerned about the level of growth in the United States. If interest rates were to start moving up, prepayments of adjustable rate mortgages would start to decline and the sector would stabilize.

--------------------------------------------------------------------------------
                                   EVERGREEN

                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------

                      Fund at a Glance as of June 30, 1998

Two significant steps we took during the past six months were to invest in European mortgage-backed securities and to reduce substantially the emphasis on U.S. mortgage-related securities.


Portfolio
Management
----------

[PHOTO APPEARS HERE]

Chris Conkey
Tenure:  January 1998

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

Quality    Duration
            Short       Intermediate      Long
High
Medium                        X
Low

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                          Class A  Class B   Class C  Class Y**
Inception Date                            2/13/87  2/1/93     2/1/93   1/26/98
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                   5.28%    2.89%     7.01%     n/a
 ................................................................................
1 year w/o sales charge                    8.82%    7.89%     8.01%      --
 ................................................................................
3 years                                    6.13%    5.60%     6.49%      --
 ................................................................................
5 years                                    5.27%    4.84%     5.18%      --
 ................................................................................
10 years                                   7.19%      --       --        --
 ................................................................................
Since Inception                            6.43%    5.37%     5.52%     2.58%
 ................................................................................
Maximum Sales Charge                       3.25%    5.00%     1.00%      n/a
                                         Front End  CDSC      CDSC
 ................................................................................
30-day SEC Yield                           5.50%    4.94%     4.94%     5.94%
 ................................................................................
12-month distributions per share       $   0.62  $  0.55   $  0.55   $  0.24
 ................................................................................
*    Adjusted for maximum applicable sales charge

** Class Y shares were introduced in January 1998 and do not have any annual returns yet.

--------------------------------------------------------------------------------
                                Long Term Growth
--------------------------------------------------------------------------------

                      CPI             LBITGCBI        Class A Shares
     6/30/88         10,000            10,000             9,675
     6/30/89         10,517            11,022            10,196
     6/30/90         11,008            11,884            10,688
     6/30/91         11,525            13,135            11,710
     6/30/92         11,881            14,864            13,373
     6/30/93         12,237            16,424            14,980
     6/30/94         12,542            16,382            14,805
     6/30/95         12,924            18,082            16,205
     6/30/96         13,275            18,987            16,905
     6/30/97         13,585            20,359            18,398
     6/30/98         13,822            22,088            20,021


Comparison of a $10,000 investment in Evergreen Intermediate Term Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN

                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
How did the Fund perform during the 12-month period that ended on June 30, 1998?
--------------------------------------------------------------------------------

The Fund performed well relative to the intermediate-term bond market. For the fiscal year ending June 30, the Fund's Class A shares had a total return of 8.82%. During the same period, the Fund's Class B and C shares had returns of 7.89% and 8.01%, respectively. These returns are unadjusted for any applicable sales charges. During the same 12-month period, the Lehman Brothers Intermediate Government/Corporate Bond Index had a return of 8.54%.

--------------------------------------------------------------------------------
                                   Portfolio
                                Characteristics
                                ---------------
--------------------------------------------------------------------------------
Total Net Assets           $203,645,350
 ................................................................................
Average Credit Quality     A+
 ................................................................................
Average Maturity           7.2 years
 ................................................................................
Average Duration           4.7 years
 ................................................................................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How would you describe the investment environment during the period?
--------------------------------------------------------------------------------

It was a very positive environment for fixed income investments. Interest rates fell significantly over the year, with a dramatic flattening of the yield curve. Flattening of the yield curve occurs when long-term bond yields fall by more than short-term yields in a declining rate environment. It also could happen if short-term yields rose by more than long-term yields in a rising rate environment. During the 12 months ended June 30, 1998, the yield on a one-year Treasury fell by 0.28%, from 5.65% to 5.37%. At the same time, the yield on a 30-year Treasury fell by 1.15%, from 6.78% to 5.63%. This was clearly a significant event, with bond prices tending to rise as rates fell. It also benefited bonds with longer maturities, which performed better than bonds with short- or intermediate-term maturities. During the year, higher-quality securities tended to outperform lower-quality securities within the investment grade bond universe. In general, higher quality bonds tend to do better when rates fall.

There also were other factors that impacted the returns of the financial markets during the period. One was very low inflation -- the lowest since the 1960s. This was partly the result of the tight monetary and tight fiscal policies in the United States. The federal government now has a budget surplus -- the first since 1969. All things being equal, a budget surplus is disinflationary. The second factor affecting the bond market is the impact of the Asian financial crisis.

--------------------------------------------------------------------------------
How is the financial and currency crisis in Asia affecting the bond market in the United States?
--------------------------------------------------------------------------------

There are several ways the crisis in Asia is affecting the bond market. The first influence was to lower expectations of inflation, which helped stimulate the decline in long-term interest rates and the rise in bond prices. Currency depreciation in Asia has translated into currency appreciation in other countries, particularly the United States. A stronger currency makes goods manufactured in foreign countries cheaper in the United States, so the impact of the currency depreciation in Asia over the past year has been essentially disinflationary. While this is positive for U.S. consumers of imported products, it is negative for U.S. firms that compete with Asian exporters. So the initial impact of lower inflation expectations was obviously a boon to consumers and corporations, stimulating the housing market and capital spending by business. In the longer run, however, slower growth in Asian economies will sharply reduce our exports to these nations, which had been experiencing the fastest growth in the world in recent years. This should cause a very noticeable slowdown in the manufacturing sector at the same time that Asian

--------------------------------------------------------------------------------
                                   EVERGREEN

                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


manufacturers will have a price advantage for their goods here in the U.S. So, while economic growth was impressive at the start of 1998, we expect it to slow in the second half of the year as the impact of the manufacturing slowdown and a larger trade deficit begins to work its way through the domestic economy.

--------------------------------------------------------------------------------
                            Portfolio Composition
--------------------------------------------------------------------------------
(as a percentage of net assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds -- 50.7%
Foreign Bond -- 20.0%
U.S. Treasury/Agency -- 15.5%
CMO & Mortgage-Backed Securities 10.6%
Asset-Backed Securities -- 2.9%
Repurchase Agreements/Other assets and liabilities (net) -- 0.3%

--------------------------------------------------------------------------------
The Fund has grown substantially during the year as a result of the merger of the two Evergreen intermediate term bond funds and also the merger with the former Blanchard Short-Term Flexible Income Fund. The resulting fund is now more than $200 million in size. How have these mergers affected the portfolio?
--------------------------------------------------------------------------------

The mergers were significant events in the history of the Fund. As a result of the merger with the Blanchard Fund, the Fund has taken a position in high yield bonds for the first time. At the close of the fiscal year, these high yield investments accounted for about 21% of net assets. We have emphasized better quality high yield bonds, with credit ratings of BB and higher. We also have concentrated in non-cyclical industries -- or companies that would not be highly affected if economic growth were to slow. These include cable, media, aerospace and telecommunications.

We have maintained an investment in high yield because this sector has been one of the best performing areas in the bond market. And this good performance has come with lower volatility than that of very high-grade investments because the high yield market is less affected by changes in interest rates. We are bullish on the U.S. economy, and so we believe it makes sense to have a portion of the portfolio in the upper areas of the high yield market, where we can take advantage of investments in companies with healthy balance sheets and rising earnings.


Even with the addition of high yield bonds, the average credit quality of the Fund has not changed significantly. It still is A+, down just slightly from the AA-average credit quality on December 31, 1997. We have accomplished this by increasing the allocation to U.S. Treasuries, which were 13.7% of assets at the end of the period, balancing a higher position in government securities with the Fund's position in lower-rated securities.

--------------------------------------------------------------------------------
                               Quality Allocation
--------------------------------------------------------------------------------

                 BB or less       BBB          A           AA         Gov't/AAA
     31-Dec-97       0             15          34          15           36
     31-Jan-98      11              7          23           8           51
     28-Feb-98      18              7          17          10           48
     31-Mar-98      18             15          21          20           26
     30-Apr-98      18             12          22          20           28
     31-May-98      22             12          21          17           28
     30-Jun-98      21             12          20          16           31

--------------------------------------------------------------------------------
                                   EVERGREEN

                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
What were your principal investment strategies during the year in addition to investing in better quality high yield bonds?
--------------------------------------------------------------------------------

Especially in recent months, we have been anticipating that economic growth would slow and interest rates would decline. As a result, within the investment grade and high-grade portion of the portfolio, we have upgraded credit quality and increased the emphasis on government securities. We have done this both to take advantage of falling rates and to reduce credit risk in the event of an economic slowdown. As I mentioned earlier, we have maintained a position in high yield bonds because we are bullish on this sector over the long term.

Maturity and duration -- measures of the Fund's sensitivity to changes in interest rates -- have remained essentially unchanged. On June 30, 1998, average weighted maturity was 7.2 years and the effective duration of the portfolio was
4.7 years.

Two significant steps we took during the past six months were to invest in European mortgage-backed securities and to reduce substantially the emphasis on U.S. mortgage-related securities.

Overall, we have invested about 12% of the portfolio in European bonds, with the major portion (9%) in mortgage-securities in Denmark. These investments have been hedged to protect against currency risk. We invested in these bonds to take advantage of significantly higher interest rates in Europe. These investments have an average credit quality of AA.

During the past six months, we have substantially reduced the emphasis on U.S. mortgage-backed securities, from 33.6% of assets on December 31, 1997 to 10.6% on June 30. We have done this because U.S. mortgage-related securities tend to underperform in a falling interest rate environment as homeowners prepay their existing mortgages to take advantage of lower rates. When this happens, investors in mortgage-backed securities lose the income from prepaid mortgages and are forced to reinvest in securities with lower yields.

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

We expect the growth in the domestic economy to slow during the second half of the year, with an average annualized growth rate of perhaps 2%. This will be due to a combination of factors, including: a rising trade deficit brought on by the currency crisis in Asia; the need for American companies to reduce the large inventories they amassed early in the year; and a likely slowdown in consumer spending.

This should be very good for the bond market. We expect interest rates to fall. Long-term interest rates are likely to fall first. We anticipate the Federal Reserve Board, as it sees economic growth slowing, will ease its monetary policy, resulting in declines in rates among short-term and intermediate-term securities. Intermediate-term rates have the potential to fall more than longer-term rates, and intermediate term bonds should be among the best performers in the fixed income market.

With this outlook, we believe we are very well positioned to benefit from the anticipated decline in short-term and intermediate-term rates. Our emphasis on investments in government bonds and in corporate bonds from non-cyclical industries should help the Fund perform very well in a slowing economy.

--------------------------------------------------------------------------------
                                   EVERGREEN

                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------

                      Fund at a Glance as of June 30, 1998


Duration was kept relatively neutral to its benchmark during the fiscal year and closed at 3.06 years, or 101% of the benchmark.


Portfolio
Management
----------

[PHOTO APPEARS HERE]

L. Robert Cheshire
Tenure:  January 1994


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

Quality    Duration
            Short       Intermediate      Long
High           X
Medium
Low

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                            Performance and Returns*
--------------------------------------------------------------------------------

                                        Class A        Class B        Class C    Class Y
Inception Date                          5/2/95         2/9/96         4/10/96    11/1/91
 .........................................................................................
Average Annual Returns
 .........................................................................................
1 year with sales charge                 4.05%          1.57%          5.57%       n/a
 .........................................................................................
1 year w/o sales charge                  7.55%          6.57%          6.57%      7.63%
 .........................................................................................
3 years                                  4.66%            --             --       5.88%
 .........................................................................................
5 years                                    --             --             --       5.08%
 .........................................................................................
Since Inception                          5.37%          2.77%          5.62%      6.09%
 .........................................................................................
Maximum Sales Charge                     3.25%          5.00%          1.00%       n/a
                                        Front End       CDSC           CDSC
 .........................................................................................
30-day SEC Yield                         5.16%          4.39%          4.39%      5.39%
 .........................................................................................
12-month distributions per share     $   0.55       $   0.46       $   0.46   $   0.56
 .........................................................................................

*    Adjusted for maximum applicable sales charge long term growth

--------------------------------------------------------------------------------
                               Long Term Growth
--------------------------------------------------------------------------------
                      Class A          LBITGBI              CPI
       5/2/95          9,675            10,000             10,000
      6/30/95          9,959            10,064             10,020
     12/31/95         10,421            10,561             10,079
      6/30/96         10,353            10,559             10,292
     12/31/96         10,735            10,990             10,420
      6/30/97         10,974            11,293             10,532
     12/31/97         11,456            11,838             10,598
      6/30/98         11,803            12,233             10,716


Comparison of a $10,000 investment in Evergreen Intermediate Term Government Securities Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government Bond Index (LBIGBI) and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN

                  Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
How did the Fund perform during the fiscal period?
--------------------------------------------------------------------------------

For the fiscal year ending June 30, 1998, the Evergreen Intermediate Term Government Securities Fund Class Y shares posted a 7.63% total return, while Class A shares returned 7.55%. Class B and C shares both returned 6.57%. These returns are unadjusted for any applicable sales charges. This performance modestly trailed that of the Lehman Brothers Intermediate Government Bond Index, but still ranks in the top 30% of all Short/Intermediate U.S. Government Funds tracked by Lipper Analytical Services. The Fund's Class Y and A shares ranked 27 and 31, respectively, out of the 99 Short-Intermediate U.S. Government Funds tracked by Lipper for the one-year period ended June 30, 1998. Class B and C shares ranked 73 out of the 99 funds for the same period.

The Fund's strong performance relative to its peers can be partially attributed to an increased duration which positively impacted returns within a declining interest rate environment.


--------------------------------------------------------------------------------
                                   Portfolio
                                Characteristics
                                ---------------

         Total Net Assets                          $181,941,246
         ......................................................
         Average Credit Quality                             AAA
         ......................................................
         Average Maturity                            4.39 years
         ......................................................
         Average Duration                            3.06 years
         ......................................................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What was the investment environment like during the fiscal period?
--------------------------------------------------------------------------------

The past twelve months has been a very favorable period for fixed income investors. Healthy economic growth and benign inflation allowed interest rates to trend lower, in turn boosting bond prices. During the fiscal period, the yield on the bellwether 30-year Treasury Bond declined steadily from 6.78% to 5.63%.

The only major dilemma began in late 1997 when the well-publicized financial crisis -- dubbed the "Asian Contagion" --flared up in several Asian countries. Despite initial dire headlines, the turmoil initiated a flight to quality U.S. fixed income markets which had a generally positive effect on domestic bond prices. Foreign investors leaving this region's markets sought shelter from the volatility, prompting huge demand for the perceived safety of U.S. Treasuries which, consequently, was the best performing sector in the final months of the fiscal period. Conversely, because of the potential negative impact on U.S. corporate earnings, U.S. corporate bonds were penalized and subsequently underperformed during the final months of the period.



--------------------------------------------------------------------------------
                              PORTFOLIO MATURITY
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[PIE CHART APPEARS HERE]

                           1-5 Years -- 58%
                           5-10 Years -- 36%
                           0-1 Year -- 6%

/1/ Source: Lipper Analytical Services, Inc., an independent mutual fund performance monitoring company. The rankings are based on total return and do not include the effect of a sales charge. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                                   EVERGREEN

                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
What was your strategy during the fiscal period?
--------------------------------------------------------------------------------

Duration was kept relatively neutral to its benchmark during the fiscal year and closed at 3.06 years, or 101% of the benchmark. Early in the period, signs of increasing prices, a tight labor market and rising wages all pointed to higher interest rates. Although several underlying fundamentals supported stable rates, we felt that the best strategy within that environment of uncertainty was a defensive stance. As a result, we kept duration near that of the benchmark.

From a sector standpoint, we made some significant adjustments during the period. The portfolio's exposure to Treasuries was reduced significantly and closed the period at a 39% weighting. Conversely, our weighting of mortgage-backed securities more than doubled to 45%. We feel that spreads in the mortgage sector are attractive, and we anticipate maintaining this strong weighting going forward. Because homeowners tend to refinance their mortgage as interest rates fall, we have emphasized non-callable issues within this sector in an effort to reduce the portfolio's prepayment risk should rates continue to decline.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)

[PIE CHART APPEARS HERE]

                             Mortgage Backed Securities -- 44.7%
                             Treasury Notes/Bonds --  39.4%
                             Government Agency Notes/Bonds -- 13.9%
                             Repurchase Agreements and
                              Other assets less liabilities (net) -- 2.0%

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

Our long-term outlook for the bond market remains extremely positive as a number of economic forces continue to bode well for low interest rates and benign inflation over the long term. In the short term, however, uncertain investors are currently struggling to gauge which of the "countervailing forces" -- strong U.S. growth or the tempering effect from the Asian crisis -- will prevail. This uncertainty is likely to cause increased volatility in the near term as the situation and its effects unfold.

Consequently, we will anticipate maintaining a neutral duration in order to protect the portfolio from potential volatility. The Fund's overweighted position in mortgage-backed securities will serve to increase current yield and also provide a degree of protection in the event of fluctuating interest rates in the near term.

--------------------------------------------------------------------------------
                                   EVERGREEN

                          Short Intermediate Bond Fund
--------------------------------------------------------------------------------

                      Fund at a Glance as of May 31, 1998


Our decision to maintain a "barbell" portfolio throughout most of the fiscal year had a positive impact on performance.




Portfolio
Management
----------

[PHOTO APPEARS HERE]

Thomas L. Ellis
Tenure: January 1989


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

Quality     Duration
            Short       Intermediate      Long
High
Medium                       X
Low

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------
                         Class A  Class B  Class C  Class Y
Inception Date           1/28/89  1/25/93   9/6/94   1/4/91
 .............................................................
Average Annual Returns
 .............................................................
1 year with sales charge   3.60%    1.11%   5.11%     n/a
 .............................................................
1 year w/o sales charge    7.08%    6.11%   6.11%    7.19%
 .............................................................
3 years                    4.93%    4.26%   5.13%    6.22%
 .............................................................
5 years                    4.59%    4.09%    --      5.42%
 .............................................................
Since Inception            7.14%    4.68%   5.83%    7.04%
 .............................................................
Maximum Sales Charge       3.25%    5.00%   1.00%     n/a
                         Front End  CDSC    CDSC
 .............................................................
30-day SEC Yield           5.56%    4.83%   4.83%    5.85%
 .............................................................
12-month distributions
 per share                $0.61    $0.52   $0.52    $0.62
 .............................................................
 *       Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                 CPI             LBITGCBI               Class A Shares
 1/31/89       10,000             10,000                      9,675
 6/30/89       10,248             10,666                     10,275
 6/30/90       10,727             11,500                     10,902
 6/30/91       11,230             12,710                     12,007
 6/30/92       11,577             14,384                     13,524
 6/30/93       11,924             15,893                     14,802
 6/30/94       12,221             15,853                     14,680
 6/30/95       12,593             17,498                     16,034
 6/30/96       12,935             18,374                     16,747
 6/30/97       13,237             19,701                     17,881
 6/30/98       13,468             21,735                     19,147




Comparison of a $10,000 investment in Evergreen Short Intermediate Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN

                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
How did the Fund perform during the fiscal period?
--------------------------------------------------------------------------------

The Evergreen Short Intermediate Bond Fund Class Y shares posted a total return of 7.19% for the fiscal year ending June 30, 1998, while Class A shares had a return of 7.08%. Class B and C shares both had a 6.11% return. The returns are unadjusted for any applicable sales charges. These returns trailed the benchmark Lehman Brothers Intermediate Government/Corporate Bond Index return of 8.50%, but were in line with the 7.20% average return of 94 Short Intermediate Investment Grade Funds tracked by Lipper Analytical Services, an independent mutual fund performance monitoring company.


--------------------------------------------------------------------------------
                                   Portfolio
                                Characteristics
                                ---------------

               Total Net Assets                   $389,015,067
               ...............................................
               Average Credit Quality                       AA
               ...............................................
               Average Maturity                      4.6 years
               ...............................................
               Average Duration                      3.6 years
               ...............................................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What was the investment climate like during the Fund's fiscal period ended June 30, 1998?
--------------------------------------------------------------------------------

The twelve months ending June 30, was a very positive period for fixed income investors. The main event in the financial markets was the crisis in Asia -- dubbed the "Asian Contagion" -- which devalued this region's currencies and caused concern of lower earnings of multi-national U.S. companies. As positive side-effects, however, the situation effectively calmed inflation (by way of lower import prices); initiated a "flight-to-quality" whereby foreign investors flocked to the perceived safety of U.S. securities; and allowed interest rates to trend lower. During the fiscal period, the yield on the bellwether 30-year Treasury Bond declined steadily from 6.78% to 5.63%.

--------------------------------------------------------------------------------
What was your strategy?
--------------------------------------------------------------------------------

Our decision to maintain a "barbell" portfolio throughout most of the fiscal year had a positive impact on performance. A barbell structure is distinguished by holding securities on both ends of the yield curve rather than in the middle. This strategy tends to enhance performance when the yield curve flattens, a scenario which transpired in the second half of the fiscal year as yields on the long end of the curve fell more sharply than those at the short end.

--------------------------------------------------------------------------------
                              PORTFOLIO MATURITY
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[PIE CHART APPEARS HERE]

                               1-5 Years -- 50%
                               5-10 Years -- 33%
                               0-1 Year -- 17%

Our decision to extend duration also enhanced performance. A duration stance longer than that of the benchmark fuels performance during periods of declining interest rates. Duration was increased from 3.0 years to 3.6 years during the twelve months and, as of June 30, duration stood at 108% of the benchmark Lehman Brothers Intermediate Government/Corporate Bond Index. This extended duration positively impacted performance as interest rates trended significantly lower.

--------------------------------------------------------------------------------
                                   EVERGREEN

                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

These strategies were especially effective during the final six months of the fiscal year during which the Fund returned 3.44%. This return outperformed the 3.05% average return of the Lipper short intermediate investment grade funds category during the same period.


--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[PIE CHART APPEARS HERE]

                          Government/Agency -- 43.0%
                          A -- 24.0%
                          AAA -- 21.0%
                          BAA -- 8.0%
                          AA -- 2.0%
                          BA -- 2.0%

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

Although long term market fundamentals remain favorable and support lower interest rates, many troubled foreign economies are showing signs of worsening, which likely would negatively impact U.S. financial markets. As a positive side effect, however, softer foreign economies and declining import prices would likely reward investors with benign inflation and stable interest rates.

As a result, we expect to maintain a duration longer than that of our benchmark in the coming months. On the flip side, should Asian economies continue their downward spiral, U.S. corporate earnings will certainly be adversely affected. In response, we anticipate paring back our weighting of corporate bonds, a sector we feel may underperform going forward.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                              December 30, 1994
                                                                               (Commencement of
                                            Nine Months                       Class Operations)
                            Year Ended         Ended           Year Ended          through
                           June 30, 1998 June 30, 1997 (d) September 30, 1996 September 30, 1995
--------------------------------------------------------------------------------------------------
 CLASS A SHARES
--------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD         $  9.80         $  9.74           $  9.68            $  9.51
                              -------         -------           -------            -------
 ..................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ..................................................................................................
 Net investment income           0.57            0.46              0.61(c)            0.46
 ..................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments                (0.07)           0.03              0.01               0.14
                              -------         -------           -------            -------
 ..................................................................................................
 Total from investment
  operations                     0.50            0.49              0.62               0.60
                              -------         -------           -------            -------
 ..................................................................................................
 LESS DISTRIBUTIONS FROM
 ..................................................................................................
 Net investment income          (0.56)          (0.42)            (0.53)             (0.42)
 ..................................................................................................
 In excess of net
  investment income             (0.01)          (0.01)                0              (0.01)
 ..................................................................................................
 Tax basis return of
  capital                           0               0             (0.03)                 0
                              -------         -------           -------            -------
 ..................................................................................................
 Total distributions            (0.57)          (0.43)            (0.56)             (0.43)
                              -------         -------           -------            -------
 ..................................................................................................
 NET ASSET VALUE END OF
  PERIOD                      $  9.73         $  9.80           $  9.74            $  9.68
                              -------         -------           -------            -------
 ..................................................................................................
 TOTAL RETURN (a)                5.24%           5.12%             6.56%              6.36%
 ..................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        0.87%           0.92%(b)          0.91%              0.86%(b)
 ..................................................................................................
 Expenses excluding
  indirectly paid
  expenses                       0.87%           0.90%(b)          0.90%              0.82%(b)
 ..................................................................................................
 Expenses excluding
  waivers and
  reimbursements                 1.29%           1.47%(b)          1.33%              1.27%(b)
 ..................................................................................................
 Net investment income           5.77%           6.24%(b)          6.31%              6.37%(b)
 ..................................................................................................
 PORTFOLIO TURNOVER RATE           88%             52%               74%                67%
 ..................................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $18,022         $15,751           $22,684            $19,293
 ..................................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                                                               July 1, 1991
                                                                                                             (Commencement of
                                            Nine Months            Year Ended September 30,                 Class Operations)
                            Year Ended         Ended       -----------------------------------------------       through
                           June 30, 1998 June 30, 1997 (d)  1996       1995     1994      1993      1992    September 30, 1991
-------------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD         $  9.81         $  9.75      $  9.68    $  9.62  $  9.91  $   9.88  $  10.06       $ 10.00
                              -------         -------      -------    -------  -------  --------  --------       -------
 ...............................................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ...............................................................................................................................
 Net investment income           0.49            0.39        0.55 (c)    0.52     0.47      0.45      0.58          0.18
 ...............................................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments                (0.07)           0.04         0.01       0.03    (0.41)    (0.05)    (0.21)         0.06
                              -------         -------      -------    -------  -------  --------  --------       -------
 ...............................................................................................................................
 Total from investment
  operations                     0.42            0.43         0.56       0.55     0.06      0.40      0.37          0.24
                              -------         -------      -------    -------  -------  --------  --------       -------
 ...............................................................................................................................
 LESS DISTRIBUTIONS FROM
 ...............................................................................................................................
 Net investment income          (0.48)          (0.36)       (0.46)     (0.48)   (0.34)    (0.37)    (0.55)        (0.18)
 ...............................................................................................................................
 In excess of net
  investment income             (0.01)          (0.01)           0      (0.01)   (0.01)        0         0             0
 ...............................................................................................................................
 Tax basis return of
  capital                           0               0        (0.03)         0        0         0         0             0
                              -------         -------      -------    -------  -------  --------  --------       -------
 ...............................................................................................................................
 Total distributions            (0.49)          (0.37)       (0.49)     (0.49)   (0.35)    (0.37)    (0.55)        (0.18)
                              -------         -------      -------    -------  -------  --------  --------       -------
 ...............................................................................................................................
 NET ASSET VALUE END OF
  PERIOD                      $  9.74         $  9.81      $  9.75    $  9.68  $  9.62  $   9.91  $   9.88       $ 10.06
                              -------         -------      -------    -------  -------  --------  --------       -------
 ...............................................................................................................................
 TOTAL RETURN (a)                4.42%           4.53%        5.90%      5.81%    0.58%     4.16%     3.71%         2.43%
 ...............................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        1.65%           1.67% (b)    1.63%      1.53%    1.50%     1.50%     1.36%         1.19% (b)
 ...............................................................................................................................
 Expenses excluding
  indirectly paid
  expenses                       1.65%           1.65% (b)    1.62%      1.50%     --        --        --            --
 ...............................................................................................................................
 Expenses excluding
  waivers and
  reimbursements                 2.10%           2.23% (b)    2.09%      2.09%    1.93%     1.94%     2.03%         3.19% (b)
 ...............................................................................................................................
 Net investment income           5.07%           5.52% (b)    5.63%      5.46%    4.05%     4.44%     5.50%         6.42% (b)
 ...............................................................................................................................
 PORTFOLIO TURNOVER RATE           88%             52%          74%        67%      34%       60%       41%            2%
 ...............................................................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $26,056         $32,694      $44,096    $62,998  $95,761  $144,725  $186,742       $25,769
 ...............................................................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                                     February 1, 1993
                                                          Year Ended September       (Commencement of
                                           Nine Months            30,               Class Operations)
                            Year Ended        Ended       ------------------------       through
                           June 30, 1998 June 30, 1997(d)  1996      1995    1994   September 30, 1993
-------------------------------------------------------------------------------------------------------
 CLASS C SHARES
-------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD         $ 9.80          $ 9.74      $ 9.67    $ 9.60  $ 9.90        $ 9.82
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .......................................................................................................
 Net investment income          0.49            0.40        0.54(c)   0.52    0.40          0.23
 .......................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments               (0.06)           0.03        0.02      0.04   (0.35)         0.09
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 Total from investment
  operations                    0.43            0.43        0.56      0.56    0.05          0.32
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 LESS DISTRIBUTIONS FROM
 .......................................................................................................
 Net investment income         (0.48)          (0.36)      (0.46)    (0.48)  (0.34)        (0.24)
 .......................................................................................................
 In excess of net
  investment income            (0.01)          (0.01)          0     (0.01)  (0.01)            0
 .......................................................................................................
 Tax basis return of
  capital                          0               0       (0.03)        0       0             0
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 Total distributions           (0.49)          (0.37)      (0.49)    (0.49)  (0.35)        (0.24)
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 NET ASSET VALUE END OF
  PERIOD                      $ 9.74          $ 9.80      $ 9.74    $ 9.67  $ 9.60        $ 9.90
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 TOTAL RETURN (a)               4.53%           4.53%       5.91%     5.93%   0.48%         3.28%
 .......................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                       1.65%           1.67%(b)    1.64%     1.53%   1.50%         1.50%(b)
 .......................................................................................................
 Expenses excluding
  indirectly paid
  expenses                      1.65%           1.65%(b)    1.62%     1.50%     --            --
 .......................................................................................................
 Expenses excluding
  waivers and
  reimbursements                2.09%           2.23%(b)    2.09%     2.08%   1.94%         1.67%(b)
 .......................................................................................................
 Net investment income          5.05%           5.53%(b)    5.60%     5.51%   4.08%         2.91%(b)
 .......................................................................................................
 PORTFOLIO TURNOVER RATE          88%             52%         74%       67%     34%           60%
 .......................................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $3,972          $4,105      $4,152    $2,755  $2,874        $2,077
 .......................................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                            Eleven Months     Year Ended July 31,
                            Year Ended          Ended       -------------------------
                           June 30, 1998  June 30, 1997 (d)  1996     1995     1994
-----------------------------------------------------------------------------------------
 CLASS A SHARES
-----------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD        $   8.93          $  8.73      $  8.88  $  8.84  $  9.46
                             --------          -------      -------  -------  -------
 .........................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................................
 Net investment income           0.57(c)          0.54         0.59     0.63     0.57(c)
 .........................................................................................
 Net realized and
  unrealized gain (loss)
  on investments, closed
  futures contracts and
  foreign currency
  related transactions           0.20             0.18        (0.16)    0.02    (0.59)
                             --------          -------      -------  -------  -------
 .........................................................................................
 Total from investment
  operations                     0.77             0.72         0.43     0.65    (0.02)
                             --------          -------      -------  -------  -------
 .........................................................................................
 LESS DISTRIBUTIONS FROM
 .........................................................................................
 Net investment income          (0.61)           (0.52)       (0.58)   (0.57)   (0.57)
 .........................................................................................
 In excess of net
  investment income             (0.01)               0            0    (0.04)   (0.02)
 .........................................................................................
 Tax basis return of
  capital                           0                0            0        0    (0.01)
                             --------          -------      -------  -------  -------
 .........................................................................................
 Total distributions            (0.62)           (0.52)       (0.58)   (0.61)   (0.60)
                             --------          -------      -------  -------  -------
 .........................................................................................
 NET ASSET VALUE END OF
  PERIOD                     $   9.08          $  8.93      $  8.73  $  8.88  $  8.84
                             --------          -------      -------  -------  -------
 .........................................................................................
 TOTAL RETURN (a)                8.82%            8.40%        4.95%    7.76%   (0.29%)
 .........................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        1.11%            1.12%(b)     1.10%    1.00%    1.00%
 .........................................................................................
 Expenses excluding
  indirectly paid
  expenses                       1.10%            1.10%(b)     1.08%      --       --
 .........................................................................................
 Expenses excluding
  waivers and
  reimbursements                 1.44%            1.58%(b)     1.54%    1.48%    1.80%
 .........................................................................................
 Net investment income           6.00%            6.43%(b)     6.57%    7.13%    6.81%
 .........................................................................................
 PORTFOLIO TURNOVER RATE          331%             179%         231%     149%     280%
 .........................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                $123,723          $10,341      $12,958  $14,558  $16,036
 .........................................................................................

                                         Year Ended July 31,
                           ----------------------------------------------------
                            1993     1992     1991     1990     1989     1988
---------------------------------------------------------------------------------
 CLASS A SHARES
---------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD      $  9.23  $  8.64  $  8.60  $  9.11  $  9.05  $  9.61
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .................................................................................
 Net investment income        0.70     0.71     0.72     0.67     0.69     0.72
 .................................................................................
 Net realized and
  unrealized gain (loss)
  on investments, closed
  futures contracts and
  foreign currency
  related transactions        0.18     0.60     0.05    (0.45)    0.10    (0.45)
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 Total from investment
  operations                  0.88     1.31     0.77     0.22     0.79     0.27
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 LESS DISTRIBUTIONS FROM
 .................................................................................
 Net investment income       (0.65)   (0.71)   (0.72)   (0.70)   (0.73)   (0.83)
 .................................................................................
 In excess of net
  investment income              0    (0.01)   (0.01)   (0.03)       0        0
 ..................................................................................
 Tax basis return of
  capital                        0        0        0        0        0        0
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 Total distributions         (0.65)   (0.72)   (0.73)   (0.73)   (0.73)   (0.83)
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 NET ASSET VALUE END OF
  PERIOD                   $  9.46  $  9.23  $  8.64  $  8.60  $  9.11  $  9.05
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 TOTAL RETURN (a)             9.88%   15.65%    9.42%    2.71%    9.13%    2.95%
 .................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                     1.52%    1.88%    2.00%    2.00%    1.92%    1.30%
 .................................................................................
 Expenses excluding
  indirectly paid
  expenses                      --       --       --       --       --       --
 .................................................................................
 Expenses excluding
  waivers and
  reimbursements              1.99%    1.88%    2.06%    2.33%    2.19%    2.65%
 .................................................................................
 Net investment income        7.48%    7.85%    8.42%    7.90%    7.88%    7.48%
 .................................................................................
 PORTFOLIO TURNOVER RATE       160%      90%      76%     107%     148%     208%
 .................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)              $18,032  $19,288  $20,227  $23,694  $30,337  $38,615
 .................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                                        February 1, 1993
                                                                                        (Date of Initial
                                           Eleven Months     Year Ended July 31,        Public Offering)
                            Year Ended         Ended       -------------------------        through
                           June 30, 1998 June 30, 1997 (d)  1996     1995     1994       July 31, 1993
----------------------------------------------------------------------------------------------------------
 CLASS B SHARES
----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD         $  8.95         $  8.74      $  8.89  $  8.85  $  9.47         $ 9.35
                              -------         -------      -------  -------  -------         ------
 ..........................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ..........................................................................................................
 Net investment income           0.48(c)         0.47         0.52     0.56     0.49(c)        0.29
 ..........................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments, closed
  futures contracts and
  foreign currency
  related transactions           0.21            0.20        (0.16)    0.02    (0.58)          0.12
                              -------         -------      -------  -------  -------         ------
 ..........................................................................................................
 Total from investment
  operations                     0.69            0.67         0.36     0.58    (0.09)          0.41
                              -------         -------      -------  -------  -------         ------
 ..........................................................................................................
 LESS DISTRIBUTIONS FROM
 ..........................................................................................................
 Net investment income          (0.54)          (0.46)       (0.51)   (0.51)   (0.49)         (0.29)
 ..........................................................................................................
 In excess of net
  investment income             (0.01)              0            0    (0.03)   (0.03)             0
 ..........................................................................................................
 Tax basis return of
  capital                           0               0            0        0    (0.01)             0
                              -------         -------      -------  -------  -------         ------
 ..........................................................................................................
 Total distributions            (0.55)          (0.46)       (0.51)   (0.54)   (0.53)         (0.29)
                              -------         -------      -------  -------  -------         ------
 ..........................................................................................................
 NET ASSET VALUE END OF
  PERIOD                      $  9.09         $  8.95      $  8.74  $  8.89  $  8.85         $ 9.47
                              -------         -------      -------  -------  -------         ------
 ..........................................................................................................
 TOTAL RETURN (a)                7.89%           7.81%        4.10%    6.87%   (1.05%)         4.42%
 ..........................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        1.86%           1.87%(b)     1.85%    1.75%    1.75%          1.76%(b)
 ..........................................................................................................
 Expenses excluding
  indirectly paid
  expenses                       1.85%           1.85%(b)     1.83%      --       --             --
 ..........................................................................................................
 Expenses excluding
  waivers and
  reimbursements                 2.22%           2.35%(b)     2.32%    2.21%    2.36%          2.71%(b)
 ..........................................................................................................
 Net investment income           5.28%           5.68%(b)     5.82%    6.38%    5.48%          5.67%(b)
 ..........................................................................................................
 PORTFOLIO TURNOVER RATE          331%            179%         231%     149%     280%           160%
 ..........................................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $10,763         $11,368      $16,034  $17,985  $17,819         $8,159
 ..........................................................................................................

                                                                                       February 1, 1993
                                                                                       (Date of Initial
                                           Eleven Months    Year Ended July 31,        Public Offering)
                            Year Ended         Ended       ------------------------        through
                           June 30, 1998 June 30, 1997 (d)  1996    1995     1994       July 31, 1993
--------------------------------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD         $ 8.94          $ 8.74       $ 8.89  $  8.85  $  9.46         $ 9.35
                              ------          ------       ------  -------  -------         ------
 .........................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................................................
 Net investment income          0.49(c)         0.46         0.52     0.55     0.49(c)        0.29
 .........................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments, closed
  futures contracts and
  foreign currency
  related transactions          0.21            0.20        (0.16)    0.03    (0.57)          0.11
                              ------          ------       ------  -------  -------         ------
 .........................................................................................................
 Total from investment
  operations                    0.70            0.66         0.36     0.58    (0.08)          0.40
                              ------          ------       ------  -------  -------         ------
 .........................................................................................................
 LESS DISTRIBUTIONS FROM
 .........................................................................................................
 Net investment income         (0.54)          (0.46)       (0.51)   (0.51)   (0.49)         (0.29)
 .........................................................................................................
 In excess of net
  investment income            (0.01)              0            0    (0.03)   (0.03)             0
 .........................................................................................................
 Tax basis return of
  capital                          0               0            0        0    (0.01)             0
                              ------          ------       ------  -------  -------         ------
 .........................................................................................................
 Total distributions           (0.55)          (0.46)       (0.51)   (0.54)   (0.53)         (0.29)
                              ------          ------       ------  -------  -------         ------
 .........................................................................................................
 NET ASSET VALUE END OF
  PERIOD                      $ 9.09          $ 8.94       $ 8.74  $  8.89  $  8.85         $ 9.46
                              ------          ------       ------  -------  -------         ------
 .........................................................................................................
 TOTAL RETURN (a)               8.01%           7.70%        4.10%    6.87%   (0.95%)         4.31%
 .........................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                       1.86%           1.87%(b)     1.85%    1.75%    1.75%          1.77%(b)
 .........................................................................................................
 Expenses excluding
  indirectly paid
  expenses                      1.85%           1.85%(b)     1.83%      --       --             --
 .........................................................................................................
 Expenses excluding
  waivers and
  reimbursements                2.21%           2.35%(b)     2.31%    2.23%    2.37%          2.61%(b)
 .........................................................................................................
 Net investment income          5.26%           5.68%(b)     5.82%    6.37%    5.44%          5.61%(b)
 .........................................................................................................
 PORTFOLIO TURNOVER RATE         331%            179%         231%     149%     280%           160%
 .........................................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $5,439          $7,259       $9,084  $10,185  $13,086         $7,522
 .........................................................................................................

(a) Excluding applicable sales charges.
(b) Annualized
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                           January 26, 1998
                                                            (Commencement
                                                         of Class Operations)
                                                               through
                                                            June 30, 1998
-----------------------------------------------------------------------------
 CLASS Y SHARES
-----------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF PERIOD                           $  9.09
                                                               -------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                            0.24(b)
 .............................................................................
 Net realized and unrealized gain (loss) on investments
  and foreign currency related transactions                      (0.01)
                                                               -------
 .............................................................................
 Total from investment operations                                 0.23
                                                               -------
 .............................................................................
 LESS DISTRIBUTIONS FROM
 .............................................................................
 Net investment income                                           (0.24)
 .............................................................................
 In excess of net investment income                                  0(c)
 .............................................................................
 Total distributions                                             (0.24)
                                                               -------
 .............................................................................
 NET ASSET VALUE END OF PERIOD                                 $  9.08
                                                               -------
 .............................................................................
 TOTAL RETURN                                                     2.58%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                                         0.86%(a)
 .............................................................................
 Expenses excluding indirectly paid expenses                      0.85%(a)
 .............................................................................
 Expenses excluding waivers and reimbursements                    1.10%(a)
 .............................................................................
 Net investment income                                            6.23%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                           331%
 .............................................................................
 NET ASSETS END OF PERIOD (THOUSANDS)                          $63,721
 .............................................................................

(a) Annualized
(b) Calculation based on average shares outstanding.
(c) Represents an amount less than $0.01 per share.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                 Intermediate Term Government Securities Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                       May 2, 1995
                                                                      (Commencement
                           Year Ended June 30,       Ten Months    of Class Operations)
                           ---------------------       Ended             through
                              1998       1997     June 30,1996 (c)   August 31, 1995
---------------------------------------------------------------------------------------
 CLASS A SHARES
---------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $    10.02  $    9.99       $10.15             $ 9.95
                           ----------  ---------       ------             ------
 .......................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income           0.55       0.55         0.46               0.19
 .......................................................................................
 Net realized and
  unrealized gain (loss)
  on investments                 0.19       0.03        (0.16)              0.20
                           ----------  ---------       ------             ------
 .......................................................................................
 Total from investment
  operations                     0.74       0.58         0.30               0.39
                           ----------  ---------       ------             ------
 .......................................................................................
 LESS DISTRIBUTIONS FROM
  NET INVESTMENT INCOME         (0.55)     (0.55)       (0.46)             (0.19)
                           ----------  ---------       ------             ------
 .......................................................................................
 NET ASSET VALUE END OF
  YEAR                     $    10.21  $   10.02       $ 9.99             $10.15
                           ----------  ---------       ------             ------
 .......................................................................................
 TOTAL RETURN (a)                7.55%      6.00%        3.00%              3.90%
 .......................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        0.83%      0.86%        0.81%(b)           0.80%(b)
 .......................................................................................
 Expenses excluding
  indirectly paid
  expenses                       0.83%      0.86%          --                 --
 .......................................................................................
 Expenses excluding
  waivers and
  reimbursements                 1.02%      0.94%        1.06%(b)           1.34%(b)
 .......................................................................................
 Net investment income           5.39%      5.47%        5.49%(b)           5.42%(b)
 .......................................................................................
 PORTFOLIO TURNOVER RATE           45%        68%          28%                45%
 .......................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   81,034  $     571       $  497             $    9
 .......................................................................................

                                                              February 9, 1996
                                                               (Commencement
                                      Year Ended June 30,   of Class Operations)
                                      --------------------        through
                                        1998       1997        June 30, 1996
---------------------------------------------------------------------------------
 CLASS B SHARES
---------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF YEAR    $   10.02  $    9.99         $10.38
                                      ---------  ---------         ------
 .................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .................................................................................
 Net investment income                     0.46       0.45           0.18
 .................................................................................
 Net realized and unrealized gain
  (loss) on investments                    0.19       0.04          (0.39)
                                      ---------  ---------         ------
 .................................................................................
 Total from investment operations          0.65       0.49          (0.21)
                                      ---------  ---------         ------
 .................................................................................
 LESS DISTRIBUTIONS FROM NET
  INVESTMENT INCOME                       (0.46)     (0.46)         (0.18)
                                      ---------  ---------         ------
 .................................................................................
 NET ASSET VALUE END OF YEAR          $   10.21  $   10.02         $ 9.99
                                      ---------  ---------         ------
 .................................................................................
 TOTAL RETURN (a)                          6.57%      5.03%         (1.99)%
 .................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                  1.82%      1.81%          1.80%(b)
 .................................................................................
 Expenses excluding indirectly paid
  expenses                                 1.82%      1.81%            --
 .................................................................................
 Expenses excluding waivers and
  reimbursements                           1.82%      1.89%          1.91%(b)
 .................................................................................
 Net investment income                     4.49%      4.53%          4.62%(b)
 .................................................................................
 PORTFOLIO TURNOVER RATE                     45%        68%            28%
 .................................................................................
 NET ASSETS END OF YEAR (THOUSANDS)   $   1,052  $     742         $  359
 .................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) The Fund changed its fiscal year end from August 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                 Intermediate Term Government Securities Fund

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                                                              April 10, 1996
                                                              (Commencement
                                   Year Ended June 30,     of Class Operations)
                                   ----------------------        through
                                     1998         1997        June 30, 1996
--------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF
  YEAR                             $   10.02    $    9.99         $10.01
                                   ---------    ---------         ------
 ................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ................................................................................
 Net investment income                  0.45(c)      0.40           0.11
 ................................................................................
 Net realized and unrealized gain
  (loss) on investments                 0.20         0.09          (0.02)
                                   ---------    ---------         ------
 ................................................................................
 Total from investment operations       0.65         0.49           0.09
                                   ---------    ---------         ------
 ................................................................................
 LESS DISTRIBUTIONS FROM NET
  INVESTMENT INCOME                    (0.46)       (0.46)         (0.11)
                                   ---------    ---------         ------
 ................................................................................
 NET ASSET VALUE END OF YEAR       $   10.21    $   10.02         $ 9.99
                                   ---------    ---------         ------
 ................................................................................
 TOTAL RETURN (a)                       6.57%        5.03%          0.89%
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET ASSETS
 Expenses                               1.83%        1.81%          1.80%(b)
 ................................................................................
 Expenses excluding indirectly
  paid expenses                         1.83%        1.81%            --
 ................................................................................
 Expenses excluding waivers and
  reimbursements                        1.83%        1.90%          1.91%(b)
 ................................................................................
 Net investment income                  4.54%        4.53%          4.47%(b)
 ................................................................................
 PORTFOLIO TURNOVER RATE                  45%          68%            28%
 ................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                           $126          $12            $32
 ................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.

                                                                                                    November 1, 1991
                                                                                                     (Commencement
                           Year Ended June 30,      Ten Months       Year Ended August 31,        of Class Operations)
                           --------------------        Ended       -----------------------------        through
                             1998       1997     June 30, 1996 (b)   1995      1994       1993      August 31, 1992
-----------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
-----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $   10.02  $    9.99       $ 10.15      $   9.92  $  10.61   $  10.41        $ 10.00
                           ---------  ---------       -------      --------  --------   --------        -------
 .......................................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .......................................................................................................................
 Net investment income          0.56       0.56          0.46          0.55      0.54       0.57           0.48
 .......................................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments                0.19       0.03         (0.16)         0.23     (0.64)      0.24           0.40
                           ---------  ---------       -------      --------  --------   --------        -------
 .......................................................................................................................
 Total from investment
  operations                    0.75       0.59          0.30          0.78     (0.10)      0.81           0.88
                           ---------  ---------       -------      --------  --------   --------        -------
 .......................................................................................................................
 LESS DISTRIBUTIONS FROM
 .......................................................................................................................
 Net investment income         (0.56)     (0.56)        (0.46)        (0.55)    (0.54)     (0.58)         (0.47)
 .......................................................................................................................
 Net realized gains on
  investments                      0          0             0             0     (0.05)     (0.03)             0
                           ---------  ---------       -------      --------  --------   --------        -------
 .......................................................................................................................
 Total distributions           (0.56)     (0.56)        (0.46)        (0.55)    (0.59)     (0.61)         (0.47)
                           ---------  ---------       -------      --------  --------   --------        -------
 .......................................................................................................................
 NET ASSET VALUE END OF
  YEAR                     $   10.21  $   10.02       $  9.99      $  10.15  $   9.92   $  10.61        $ 10.41
                           ---------  ---------       -------      --------  --------   --------        -------
 .......................................................................................................................
 TOTAL RETURN                   7.63%      6.08%         3.00%         8.16%    (0.99%)     8.03%          9.04%
 .......................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                       0.82%      0.81%         0.80%(a)      0.70%     0.55%      0.55%          0.55%(a)
 .......................................................................................................................
  Expenses excluding
   indirectly paid
   expenses                     0.82%      0.81%           --            --        --         --             --
 .......................................................................................................................
  Expenses excluding
   waivers and
   reimbursements               0.82%      0.89%         0.87%(a)      0.84%     0.82%      0.83%          0.86%(a)
 .......................................................................................................................
  Net investment income         5.47%      5.52%         5.47%(a)      5.54%     5.22%      5.48%          5.68%(a)
 .......................................................................................................................
 PORTFOLIO TURNOVER RATE          45%        68%           28%           45%       45%        31%            47%
 .......................................................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  99,729  $  71,588       $87,004      $106,066  $106,448   $119,172        $87,648
 .......................................................................................................................

(a) Annualized.
(b) The Fund changed its fiscal year end from August 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                             Year Ended June 30,         Six Months     Year Ended December 31,
                           -------------------------        Ended       ---------------------------
                            1998     1997     1996    June 30, 1995 (c)    1994            1993
----------------------------------------------------------------------------------------------------
 CLASS A SHARES
----------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $  9.83  $  9.82  $ 10.02       $  9.52      $     10.42     $     10.41
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ....................................................................................................
 Net investment income        0.61     0.63     0.63          0.32             0.65            0.65
 ....................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments              0.07     0.02    (0.19)         0.50            (0.91)           0.19
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 Total from investment
  operations                  0.68     0.65     0.44          0.82            (0.26)           0.84
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 LESS DISTRIBUTIONS FROM
 ....................................................................................................
 Net investment income       (0.61)   (0.64)   (0.64)        (0.32)           (0.64)          (0.65)
 ....................................................................................................
 In excess of net
  investment income              0        0        0             0                0               0
 ....................................................................................................
 Net realized gains on
  investments                    0        0        0             0                0           (0.18)
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 Total distributions         (0.61)   (0.64)   (0.64)        (0.32)           (0.64)          (0.83)
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 NET ASSET VALUE END OF
  YEAR                     $  9.90  $  9.83  $  9.82       $ 10.02      $      9.52     $     10.42
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 TOTAL RETURN (a)             7.08%    6.77%    4.45%         8.77%           (2.57)%          8.29%
 ....................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                     0.80%    0.72%    0.79%         0.77%(b)         0.75%(b)        0.93%
 ....................................................................................................
 Expenses excluding
  indirectly paid
  expenses                    0.80%    0.72%      --            --               --              --
 ....................................................................................................
 Expenses excluding
  waivers and
  reimbursements              0.80%      --       --            --               --              --
 ....................................................................................................
 Net investment income        6.14%    6.37%    6.35%         6.58%(b)         6.46%(b)        6.15%
 ....................................................................................................
 PORTFOLIO TURNOVER RATE        68%      45%      76%           34%              48%             73%
 ....................................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $16,848  $17,703  $18,630       $18,898      $    19,127     $    22,865
 ....................................................................................................

                                                                                          January 28, 1989
                                                                                          (Commencement of
                           Year Ended December 31,        Nine Months           Year      Class Operations)
                           ------------------------          Ended             Ended           through
                              1992         1991      December 31, 1990 (d) March 31, 1990  March 31, 1989
-----------------------------------------------------------------------------------------------------------
 CLASS A SHARES
-----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $     10.54  $      9.99         $  9.72            $ 9.50          $  9.70
                           -----------  -----------         -------            ------          -------
 ...........................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ...........................................................................................................
 Net investment income            0.71         0.73            0.55              0.79             0.10
 ...........................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments                 (0.06)        0.60            0.24              0.20            (0.14)
                           -----------  -----------         -------            ------          -------
 ...........................................................................................................
 Total from investment
  operations                      0.65         1.33            0.79              0.99            (0.04)
                           -----------  -----------         -------            ------          -------
 ...........................................................................................................
 LESS DISTRIBUTIONS FROM
 ...........................................................................................................
 Net investment income           (0.67)       (0.70)          (0.52)            (0.77)           (0.16)
 ...........................................................................................................
 In excess of net
  investment income                  0        (0.01)              0                 0                0
 ...........................................................................................................
 Net realized gains on
  investments                    (0.11)       (0.07)              0                 0                0
                           -----------  -----------         -------            ------          -------
 ...........................................................................................................
 Total distributions             (0.78)       (0.78)          (0.52)            (0.77)           (0.16)
                           -----------  -----------         -------            ------          -------
 ...........................................................................................................
 NET ASSET VALUE END OF
  YEAR                     $     10.41  $     10.54         $  9.99            $ 9.72          $  9.50
                           -----------  -----------         -------            ------          -------
 ...........................................................................................................
 TOTAL RETURN (a)                 6.39%       13.74%           8.31%            10.51%           (0.31)%
 ...........................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         0.90%        0.80%           1.01%(b)          1.00%            1.78%(b)
 ...........................................................................................................
 Expenses excluding
  indirectly paid
  expenses                          --           --              --                --               --
 ...........................................................................................................
 Expenses excluding
  waivers and
  reimbursements                    --         0.89%           1.82%(b)          1.50%              --
 ...........................................................................................................
 Net investment income            6.79%        7.30%           7.53%(b)          7.57%            6.10%(b)
 ...........................................................................................................
 PORTFOLIO TURNOVER RATE            66%          53%             27%               32%              18%
 ...........................................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $    21,488  $    17,680         $11,765            $6,496          $11,580
 ...........................................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) The Fund changes its fiscal year end from December 31 to June 30.
(d) The Fund changes its fiscal year end from March 31 to December 31.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                                                                                            January 25, 1993
                                                                                             (Commencement
                             Year Ended June 30,         Six Months                       of Class Operations)
                           -------------------------        Ended          Year Ended           through
                            1998     1997     1996    June 30, 1995 (c) December 31, 1994  December 31, 1993
-------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $  9.85  $  9.84  $ 10.04       $  9.54           $ 10.44             $10.57
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .............................................................................................................
 Net investment income        0.52     0.54     0.55          0.28              0.58               0.58
 .............................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments              0.07     0.01    (0.19)         0.50             (0.92)              0.05
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 Total from investment
  operations                  0.59     0.55     0.36          0.78             (0.34)              0.63
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 LESS DISTRIBUTIONS FROM
 .............................................................................................................
 Net investment income       (0.52)   (0.54)   (0.56)        (0.28)            (0.56)             (0.58)
 .............................................................................................................
 Net realized gains on
  investments                    0        0        0             0                 0              (0.18)
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 Total distributions         (0.52)   (0.54)   (0.56)        (0.28)            (0.56)             (0.76)
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 NET ASSET VALUE END OF
  YEAR                     $  9.92  $  9.85  $  9.84       $ 10.04           $  9.54             $10.44
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 TOTAL RETURN (a)             6.11%    5.78%    3.62%         8.31%            (3.33%)             6.08%
 .............................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                     1.70%    1.62%    1.69%         1.67%(b)          1.50%              1.57%(b)
 .............................................................................................................
 Expenses excluding
  indirectly paid
  expenses                    1.70%    1.62%      --            --                --                 --
 .............................................................................................................
 Net investment income        5.23%    5.48%    5.45%         5.68%(b)          5.75%              5.42%(b)
 .............................................................................................................
 PORTFOLIO TURNOVER RATE        68%      45%      76%           34%               48%                73%
 .............................................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $22,689  $22,237  $21,006       $17,366           $17,625             $8,876
 .............................................................................................................

                                                                      September 6, 1994
                                                                        (Commencement
                           Year Ended June 30,        Six Months     of Class Operations)
                           ----------------------        Ended             through
                            1998    1997    1996   June 30, 1995 (c)  December 31, 1994
------------------------------------------------------------------------------------------
 CLASS C SHARES
------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $ 9.85  $ 9.84  $10.05       $ 9.55              $9.85
                           ------  ------  ------       ------              -----
 ..........................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ..........................................................................................
 Net investment income       0.52    0.54    0.55         0.26               0.18
 ..........................................................................................
 Net realized and
  unrealized gain (loss)
  on investments             0.07    0.01   (0.20)        0.50              (0.30)
                           ------  ------  ------       ------              -----
 ..........................................................................................
 Total from investment
  operations                 0.59    0.55    0.35         0.76              (0.12)
                           ------  ------  ------       ------              -----
 ..........................................................................................
 LESS DISTRIBUTIONS FROM
  NET INVESTMENT INCOME     (0.52)  (0.54)  (0.56)       (0.26)             (0.18)
                           ------  ------  ------       ------              -----
 ..........................................................................................
 NET ASSET VALUE END OF
  YEAR                     $ 9.92  $ 9.85  $ 9.84       $10.05              $9.55
                           ------  ------  ------       ------              -----
 ..........................................................................................
 TOTAL RETURN (a)            6.11%   5.77%   3.51%        8.23%             (1.27%)
 ..........................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                    1.70%   1.62%   1.69%        1.67%(b)           1.65%(b)
 ..........................................................................................
 Expenses excluding
  indirectly paid
  expenses                   1.70%   1.62%     --           --                 --
 ..........................................................................................
 Net investment income       5.25%   5.47%   5.46%        5.69%(b)           5.87%(b)
 ..........................................................................................
 PORTFOLIO TURNOVER RATE       68%     45%     76%          34%                48%
 ..........................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $1,143  $1,029  $1,155       $  527              $ 512
 ..........................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) The Fund changed its fiscal year end from December 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                                    Year Ended June 30,           Six Months
                                 ----------------------------        Ended
                                   1998      1997      1996    June 30, 1995 (b)
-------------------------------------------------------------------------------
 CLASS Y SHARES
-------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF
  YEAR                           $   9.83  $   9.82  $  10.02      $   9.52
                                 --------  --------  --------      --------
 ...............................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ...............................................................................
 Net investment income               0.62      0.64      0.64          0.33
 ...............................................................................
 Net realized and unrealized
  gain (loss) on investments         0.07      0.02     (0.19)         0.49
                                 --------  --------  --------      --------
 ...............................................................................
 Total from investment
  operations                         0.69      0.66      0.45          0.82
                                 --------  --------  --------      --------
 ...............................................................................
 LESS DISTRIBUTIONS FROM
 .........................................................................
 Net investment income              (0.62)    (0.65)    (0.65)        (0.32)
 ...............................................................................
 In excess of net investment
  income                                0         0         0             0
 ...............................................................................
 Net realized gains on
  investments                           0         0         0             0
                                 --------  --------  --------      --------
 ...............................................................................
 Total distributions                (0.62)    (0.65)    (0.65)        (0.32)
                                 --------  --------  --------      --------
 ...............................................................................
 NET ASSET VALUE END OF YEAR     $   9.90  $   9.83  $   9.82      $  10.02
                                 --------  --------  --------      --------
 ...............................................................................
 TOTAL RETURN                        7.19%     6.88%     4.63%         8.80%
 ...............................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET ASSETS
 Expenses                            0.70%     0.62%     0.69%         0.67%(a)
 ...............................................................................
 Expenses excluding indirectly
  paid expenses                      0.70%     0.62%       --            --
 ...............................................................................
 Expenses excluding waivers
  and reimbursements                 0.70%     0.62%     0.69%         0.67%(a)
 ...............................................................................
 Net investment income               6.25%     6.48%     6.45%         6.68%(a)
 ...............................................................................
 PORTFOLIO TURNOVER RATE               68%       45%       76%           34%
 ...............................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                    $348,358  $357,706  $352,095      $347,050
 ...............................................................................

                                                              January 4, 1991
                                                               (Commencement
                              Year Ended December 31,       of Class Operations)
                             -----------------------------        through
                               1994       1993      1992     December 31, 1991
-------------------------------------------------------------------------------
 CLASS Y SHARES
-------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING
  OF YEAR                    $  10.43   $  10.41  $  10.54        $  10.06
                             --------   --------  --------        --------
 ...............................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ...............................................................................
 Net investment income           0.65       0.69      0.70            0.71
 ...............................................................................
 Net realized and
  unrealized gain (loss)
  on investments                (0.91)      0.19     (0.02)           0.56
                             --------   --------  --------        --------
 ...............................................................................
 Total from investment
  operations                    (0.26)      0.88      0.68            1.27
                             --------   --------  --------        --------
 ...............................................................................
 LESS DISTRIBUTIONS FROM
 ...............................................................................
 Net investment income          (0.65)     (0.68)    (0.70)          (0.71)
 ...............................................................................
 In excess of net
  investment income                 0          0         0           (0.01)
 ...............................................................................
 Net realized gains on
  investments                       0      (0.18)    (0.11)          (0.07)
                             --------   --------  --------        --------
 ...............................................................................
 Total distributions            (0.65)     (0.86)    (0.81)          (0.79)
                             --------   --------  --------        --------
 ...............................................................................
 NET ASSET VALUE END OF
  YEAR                       $   9.52   $  10.43  $  10.41        $  10.54
                             --------   --------  --------        --------
 ...............................................................................
 TOTAL RETURN                   (2.55)%     8.67%     6.64%          13.80%
 ...............................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        0.65%      0.66%     0.69%           0.69%(a)
 ...............................................................................
 Expenses excluding
  indirectly paid expenses         --         --                        --
 ...............................................................................
 Expenses excluding
  waivers and
  reimbursements                 0.65%      0.66%     0.69%           0.69%(a)
 ...............................................................................
 Net investment income           6.56%      6.41%     6.67%           7.12%(a)
 ...............................................................................
 PORTFOLIO TURNOVER RATE           48%        73%       66%             53%
 ...............................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $345,025   $376,445  $324,068        $256,254
 ...............................................................................

(a) Annualized.
(b) The Fund changed its fiscal year end from December 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 ADJUSTABLE RATE MORTGAGE SECURITIES - 69.2%
            FHLMC - 30.4%
 $  613,120 FHLMC Pool #605343, Cap 13.61%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.77%, 3/1/19......................................   $   639,944
  1,627,748 FHLMC Pool #605386, Cap 12.87%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.75%, 9/1/17......................................     1,700,231
    557,719 FHLMC Pool #606541, Cap 13.55%, Margin 2.79%+ WTAL,
             Resets Annually,
             7.58%, 3/1/21......................................       583,167
  1,096,311 FHLMC Pool #606679, Cap 12.08%, Margin 2.88%+ WTAL,
             Resets Annually,
             7.74%, 10/1/21.....................................     1,140,163
    359,688 FHLMC Pool #607352, Cap 13.61%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.79%, 4/1/22......................................       377,899
  2,722,010 FHLMC Pool #608034, Cap 14.78%, Margin 2.22%+ WTAL,
             Resets Annually,
             7.08%, 6/1/16......................................     2,790,060
    137,902 FHLMC Pool #645062, Cap 14.14%, Margin 2.90%+ WTAL,
             Resets Annually,
             7.98%, 5/1/19......................................       143,074
    329,286 FHLMC Pool #785114, Cap 13.31%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.79%, 7/1/19......................................       344,051
     50,844 FHLMC Pool #785147, Cap 12.78%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.55%, 5/1/20......................................        51,463
  1,302,119 FHLMC Pool #845063, Cap 12.10%, Margin 2.83%+ WTAL,
             Resets Annually,
             7.76%, 11/1/21.....................................     1,346,066
  2,343,747 FHLMC Pool #845070, Cap 11.84%, Margin 2.78%+ WTAL,
             Resets Annually,
             7.67%, 1/1/22......................................     2,430,173
  1,649,372 FHLMC Pool #845082, Cap 12.58%, Margin 2.69%+ WTAL,
             Resets Annually,
             7.52%, 3/1/22......................................     1,692,668
    945,107 FHLMC Pool #846163, Cap 13.07%, Margin 2.71%+ WTAL,
             Resets Annually,
             7.53%, 7/1/30......................................       981,881
    374,893 FHLMC Pool #865220, Cap 15.08%, Margin 2.35%+ WTAL,
             Resets Triennially,
             8.32%, 4/1/20......................................       384,149
                                                                   -----------
                                                                    14,604,989
                                                                   -----------
            FNMA - 38.8%
    255,689 FNMA Pool #062610, Cap 12.75%, Margin 2.75%+ CMT,
             Resets Annually,
             8.00%, 6/1/18......................................       264,799

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

 ADJUSTABLE RATE MORTGAGE SECURITIES - CONTINUED
            FNMA - CONTINUED
 $  331,250 FNMA Pool #070033, Cap 14.31%, Margin 2.60%+ CMT,
             Resets Annually,
             7.38%, 10/1/17.......................................  $   343,258
  1,354,358 FNMA Pool #070119, Cap 12.00%, Margin 2.76%+ CMT,
             Resets Annually,
             7.67%, 11/1/17.......................................    1,404,300
    247,811 FNMA Pool #070327, Cap 12.95%, Margin 2.75%+ CMT,
             Resets Annually,
             7.46%, 6/1/19........................................      257,297
  1,340,201 FNMA Pool #090678, Cap 13.15%, Margin 2.70%+ CMT,
             Resets Annually,
             7.54%, 9/1/18........................................    1,400,296
    339,211 FNMA Pool #092086, Cap 15.55%, Margin 2.75%+ CMT,
             Resets Annually,
             7.42%, 10/1/16.......................................      348,170
    766,342 FNMA Pool #094564, Cap 15.84%, Margin 2.50%+ CMT,
             Resets Annually,
             7.33%, 1/1/16........................................      793,042
    904,757 FNMA Pool #095405, Cap 13.65%, Margin 2.73%+ CMT,
             Resets Annually,
             7.65%, 12/1/19.......................................      937,554
    428,145 FNMA Pool #102905, Cap 13.11%, Margin 2.82%+ CMT,
             Resets Annually,
             7.44%, 7/1/20........................................      448,884
    281,328 FNMA Pool #105007, Cap 13.33%, Margin 2.75%+ CMT,
             Resets Annually,
             7.60%, 7/1/19........................................      291,175
    252,610 FNMA Pool #114714, Cap 12.60%, Margin 2.75%+ CMT,
             Resets Annually,
             7.28%, 3/1/19........................................      262,083
    828,027 FNMA Pool #124015, Cap 13.24%, Margin 2.58%+ CMT,
             Resets Annually,
             7.38%, 11/1/18.......................................      856,494
    714,866 FNMA Pool #124204, Cap 13.51%, Margin 2.71%+ CMT,
             Resets Annually,
             7.50%, 1/1/22........................................      740,000
  2,641,683 FNMA Pool #124289, Cap 13.46%, Margin 2.67%+ CMT,
             Resets Annually,
             7.48%, 9/1/21........................................    2,764,283
  1,143,805 FNMA Pool #124945, Cap 12.54%, Margin 2.78%+ CMT,
             Resets Annually,
             7.59%, 1/1/31........................................    1,187,418
    291,215 FNMA Pool #142963, Cap 11.03%, Margin 2.63%+ CMT,
             Resets Annually,
             7.45%, 1/1/22........................................      295,447
  1,920,414 FNMA Pool #313663, Cap 12.96%, Margin 2.81%+ CMT,
             Resets Annually,
             7.39%, 5/1/22........................................    2,000,226

                                   EVERGREEN
                     Capital Preservation and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

 ADJUSTABLE RATE MORTGAGE SECURITIES - CONTINUED
            FNMA - CONTINUED
 $1,064,457 FNMA Pool #313994, Cap 9.83%, 2.48%+ Six Month LIBOR,
             7.46%, 12/1/23......................................   $ 1,083,564
  1,379,137 FNMA Pool #331526, Cap 11.17%, Margin 2.75%+ CMT,
             Resets Annually,
             6.15%, 5/1/36.......................................     1,387,536
    132,996 FNMA Pool #391290, Cap 12.68%, Margin 2.71%+ CMT,
             Resets Annually,
             7.59%, 2/1/17.......................................       136,675
  1,422,375 FNMA Pool #423207, Cap 11.87%, Margin 2.75%+ CMT,
             Resets Annually,
             5.87%, 4/1/38.......................................     1,433,488
                                                                    -----------
                                                                     18,635,989
                                                                    -----------
            Total Adjustable Rate Mortgage Securities (cost
             $33,150,562)........................................    33,240,978
                                                                    -----------
 ASSET-BACKED SECURITIES - 9.0%
  1,000,000 Carco Auto Loan Master Trust,
             Series 1997-1, Class A,
             6.69%, 8/15/04......................................     1,005,690
  1,580,326 CoreStates Home Equity Trust,
             Series 1994-1, Class A,
             6.65%, 5/15/09......................................     1,590,914
  1,713,109 Merrill Lynch Mortgage Investors, Inc., Series 1992-
             B, Class B,
             8.50%, 4/15/12......................................     1,743,089
                                                                    -----------
            Total Asset-Backed Securities
             (cost $4,334,129)...................................     4,339,693
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.3%
     14,937 FHLMC CMO, Series 11 Class 11C,
             (Est. Mat. 1998), (a)
             9.50%, 4/15/19......................................        15,175
  1,305,666 FHLMC Strip, Series 20, Class F,
             6.57%, 7/1/29.......................................     1,311,379
    559,018 FNMA, Series 1993-160, Class PD, 5.60%, 10/25/12.....       556,921
    918,065 Nomura Depositor Trust,
             Series 1998-ST1, Class A1,
             5.94%, 2/15/34 (b) .................................       918,065
  1,184,818 Prudential Home Mortgage Securities, Series 1990-12,
             Class A1,
             8.15%, 11/25/20.....................................     1,196,296
                                                                    -----------
            Total Collateralized Mortgage Obligations
             (cost $3,997,932)...................................     3,997,836
                                                                    -----------

(a) The estimated maturity of a Collateralized Mortgage Obligation (CMO) is based on current and projected prepayment rates. Changes in inter-est rates can cause the estimated maturity to differ from the listed date.
(b) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Secu-rities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(c) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at June 30, 1998.

LEGEND OF PORTFOLIO ABBREVIATIONS
CMT   1, 3, or 5 year Constant Maturity Treasury Index
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association
LIBOR London Interbank Overnight Rate
WTAL  1 to 3 year Weekly Treasury Average Lookback

--------------------------------------------------------------------------------
    Principal
     Amount                                                            Value
--------------------------------------------------------------------------------

 FIXED RATE MORTGAGE SECURITIES - 6.3%
                 FHLMC - 1.7%
 $       436,116 FHLMC Pool #B00078,
                  10.50%, 10/1/05................................   $   450,451
         346,064 FHLMC Pool #B00475,
                  10.50%, 4/1/04.................................       361,149
                                                                    -----------
                                                                        811,600
                                                                    -----------
                 FNMA - 1.8%
         380,227 FNMA Pool #002497,
                  11.00%, 1/1/16.................................       422,786
         166,499 FNMA Pool #058442,
                  11.00%, 1/1/18.................................       183,014
         256,995 FNMA Pool #100051,
                  9.50%, 4/15/05.................................       267,516
                                                                    -----------
                                                                        873,316
                                                                    -----------
                 GNMA - 2.8%
       1,286,393 GNMA Pool #268164,
                  10.25%, 11/15/29...............................     1,335,404
                                                                    -----------
                 Total Fixed Rate Mortgage Securities
                  (cost $3,049,005)..............................     3,020,320
                                                                    -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.0%
 (COST $499,610)
         500,000 Federal Home Loan Bank,
                  5.625%, 3/19/01................................       499,060
                                                                    -----------
 U.S. TREASURY OBLIGATIONS - 4.2%
         600,000 5.75%, 11/30/02.................................       604,968
       1,380,000 6.25%, 8/31/02..................................     1,416,004
                                                                    -----------
                 Total U.S. Treasury Obligations
                  (cost $2,020,391)..............................     2,020,972
                                                                    -----------
 REPURCHASE AGREEMENT - 0.6% (COST $267,000)
         267,000 Keystone Joint Repurchase Agreement,
                  (6.06% dated 6/30/98 due 7/1/98, maturity value
                  $267,045) (c) .................................       267,000
                                                                    -----------
            TOTAL INVESTMENTS -
             (COST $47,318,629)............................   98.6%  47,385,859
            OTHER ASSETS AND
             LIABILITIES - NET.............................    1.4      664,334
                                                             -----  -----------
            NET ASSETS -...................................  100.0% $48,050,193
                                                             =====  ===========

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 ASSET-BACKED SECURITIES - 2.9% (B)
 $1,000,000 California Infrastructure PG&E,
             Series 1997-1 Certificate,
             Class A4 (Est. Maturity 2000),
             6.16%, 6/25/03.....................................   $  1,003,281
  2,500,000 Contimortgage Home Equity Loan Trust,
             Series 1998-1 Class A6
             (Est. Maturity 2003),
             6.58%, 12/15/18....................................      2,523,950
  1,044,800 CoreStates Home Equity Trust,
             Series 1994-1 Class A
             (Est. Maturity 2000),
             6.65%, 5/15/09.....................................      1,051,800
    187,779 Merrill Lynch Mortgage Investors, Inc.,
             Series 1990-I Class A
             (Est. Maturity 1999),
             9.20%, 1/15/11.....................................        188,072
  1,000,000 Southern Pacific Secured Assets Corp., Series 1996-3
             Class A4
             (Est. Maturity 2002),
             7.60%, 10/25/27....................................      1,033,438
                                                                   ------------
            Total Asset-Backed Securities
             (cost $5,727,737)..................................      5,800,541
                                                                   ------------
 CORPORATE BONDS - 50.7%
            AEROSPACE & DEFENSE - 3.9%
  3,675,000 Boeing, Inc.,
             Debentures,
             8.10%, 11/15/06....................................      4,132,795
    200,000 Eagle Picher Industries, Inc.,
             Senior Subordinated Notes,
             9.375%, 3/1/08 (a).................................        202,000
  3,000,000 Lockheed Martin Corp.,
             Note,
             7.25%, 5/15/06.....................................      3,182,910
    500,000 Northrop Grumman Corp.,
             Note,
             7.00%, 3/1/06......................................        517,130
                                                                   ------------
                                                                      8,034,835
                                                                   ------------
            BANKS - 6.5%
  1,000,000 Amsouth Bancorp,
             Subordinated Debentures,
             Puttable 2005,
             6.75%, 11/1/25.....................................      1,026,870
    675,000 Bayerische Landesbank Girozen,
             New York,
             Senior Notes, Series D,
             6.20%, 2/9/06......................................        668,358
            Chase Manhattan Corp.:
  2,500,000 Series A, MTN,
            6.75%, 9/15/06......................................      2,597,875
  1,250,000 Subordinated Notes,
            9.375%, 7/1/01......................................      1,362,625
  1,000,000 CIT Group Holdings, Inc.,
            Tranche Trust 00001, MTN,
            9.25%, 3/15/01......................................      1,080,030
  1,164,000 First Chicago Corp.,
            Subordinated Note,
            9.875%, 8/15/00.....................................      1,251,230
  2,000,000 NationsBank Corp.,
            Subordinated Notes,
            8.125%, 6/15/02.....................................      2,140,240

--------------------------------------------------------------------------------
 Principal
   Amount                                                          Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            BANKS - CONTINUED
 $1,000,000 Southtrust Bank,
            Subordinated Notes, Bank Notes,
            6.565%, 12/15/27.................................   $  1,043,500
  2,000,000 Suntrust Banks, Inc.,
            Senior Bond,
            6.00%, 1/15/28...................................      1,968,340
                                                                ------------
                                                                  13,139,068
                                                                ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 0.3%
    200,000 MDC Holdings, Inc.,
             Senior Notes,
            8.375%, 2/1/08...................................        200,000
    500,000 Webb Delaware Corp.,
             Senior Subordinated Debenture,
             9.375%, 5/1/09..................................        495,000
                                                                ------------
                                                                     695,000
                                                                ------------
            BUSINESS EQUIPMENT & SERVICES - 0.3%
    500,000 Williams Scotsman, Inc.,
             Senior Note,
             9.875%, 6/1/07..................................        520,000
                                                                ------------
            CABLE/OTHER VIDEO DISTRIBUTION - 1.4%
    750,000 Century Communications Corp.,
             Senior Note,
             9.75%, 2/15/02..................................        802,500
    500,000 Jones Intercable, Inc.,
             Senior Note,
             9.625%, 3/15/02.................................        540,000
  1,000,000 Lenfest Communications, Inc.,
             Senior Secured Notes,
             8.375%, 11/1/05.................................      1,062,500
    500,000 Marcus Cable Operating Co. LP,
             Guaranteed Senior
             Subordinated Discount Note
             (Eff. Yield 7.43%) (c),
             0.00%, 8/1/04...................................        485,000
                                                                ------------
                                                                   2,890,000
                                                                ------------
            CHEMICAL & AGRICULTURAL PRODUCTS - 1.6%
    500,000 Borden Chemicals and Plastics,
             Note,
             9.50%, 5/1/05...................................        500,000
  1,164,000 Dow Chemical Co.,
             Debentures,
             8.625%, 4/1/06..................................      1,320,639
    500,000 Harris Chemical North American, Inc.,
             Senior Secured Note,
             10.25%, 7/15/01.................................        520,000
    300,000 International Specialty Products Holdings, Inc.,
            Senior Note, Series B,
            9.00%, 10/15/03..................................        313,500
    500,000 Kaiser Aluminum & Chemical Corp.,
             Senior Note,
             9.875%, 2/15/02.................................        513,750
                                                                ------------
                                                                   3,167,889
                                                                ------------
            COMMUNICATION SYSTEMS & SERVICES - 5.8%
  2,600,000 Bell Telephone Co. of Pennsylvania,
             Debentures,
             8.35%, 12/15/30.................................      3,278,314

                                  EVERGREEN
                          Intermediate Term Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            COMMUNICATION SYSTEMS & SERVICES - CONTINUED
 $  950,000 Centennial Cellular Corp.,
             Senior Notes,
             8.875%, 11/1/01.....................................   $    988,000
  5,000,000 GTE Corp.,
             Debenture,
             6.46%, 4/15/08......................................      5,047,550
  1,000,000 MCI Communications Corp.,
             Puttable and Callable @ 100, 4/15/02
             (Eff. Yield 6.23%) (c),
             6.125%, 4/15/12.....................................        996,280
    500,000 Olympus Communications LP,
             Senior Note,
             10.625%, 11/15/06...................................        550,000
    500,000 Price Communications Wireless,
             Senior Notes,
             9.125%, 12/15/06 (a)................................        500,000
    500,000 Rural Cellular,
             Subordinated Note,
             9.625%, 5/15/08 (a).................................        497,500
                                                                    ------------
                                                                      11,857,644
                                                                    ------------
            CONSUMER PRODUCTS & SERVICES - 1.8%
    200,000 Dryper's Corp.,
             Senior Notes, Series B,
            10.25%, 6/15/07......................................        206,500
  1,000,000 French Fragrances, Inc.,
             Senior Note, Series C,
             10.375%, 5/15/07 (a) ...............................      1,067,500
  1,164,000 General Mills, Inc.,
             Series B, MTN,
             9.00%, 12/20/02.....................................      1,298,046
  1,000,000 Westpoint Stevens, Inc.,
             Senior Notes,
             7.875%, 6/15/05 (a).................................      1,000,000
                                                                    ------------
                                                                       3,572,046
                                                                    ------------
            FINANCE & INSURANCE - 11.0%
  1,000,000 Bear Stearns Co., Inc.,
             Global Note,
             6.20%, 3/30/03......................................        995,760
  1,000,000 Beneficial Corp.,
             Series I, MTN,
             6.25%, 2/18/13......................................        997,800
  1,000,000 CB Richards Ellis Services, Inc.,
             Senior Subordinated Note,
             8.875%, 6/1/06......................................        987,500
  2,000,000 Donaldson Lufkin & Jenrette,
             Senior Note,
             6.50%, 6/1/08.......................................      1,999,840
  2,000,000 Fleet Financial Group, Inc.,
             Note,
             6.50%, 3/15/08......................................      2,024,040
  2,000,000 General Electric Capital Corp.,
             Debentures,
             8.75%, 5/21/07......................................      2,370,000
  1,000,000 Glenborough Properties LP,
             Senior Notes,
             7.625%, 3/15/05 (a).................................      1,007,470
  1,500,000 Grand Metropolitan Investment Corp.,
             6.50%, 9/15/99......................................      1,508,610

--------------------------------------------------------------------------------
 Principal
   Amount                                                            Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            FINANCE & INSURANCE - CONTINUED
 $  800,000 Harris BanCorp.,
             Subordinated Notes,
             9.375%, 6/1/01....................................   $    870,152
    500,000 International Lease Finance Corp.,
             Note,
             5.75%, 1/15/03....................................        493,245
    500,000 Lehman Brothers Holdings, Inc.,
             Note,
             6.50%, 10/1/02....................................        505,290
  3,000,000 Liberty Mutual Insurance Co.,
             Surplus Notes,
             8.20%, 5/4/07 (a).................................      3,384,030
    500,000 National Westminster Bancorp,
             Subordinated Notes,
             9.375%, 11/15/03..................................        571,190
    875,000 Paine Webber Group, Inc.,
             Senior Note,
             8.25%, 5/1/02.....................................        932,750
    500,000 Presidential Life Insurance Corp.,
             Senior Notes,
             9.50%, 12/15/00...................................        516,875
  2,000,000 Prudential Insurance,
             Note,
             7.125%, 7/1/07 (a)................................      2,092,140
  1,000,000 Reliance Group Holdings, Inc.,
             Senior Notes,
             9.00%, 11/15/00...................................      1,044,250
                                                                  ------------
                                                                    22,300,942
                                                                  ------------
            FOOD & BEVERAGE PRODUCTS - 1.7%
    750,000 Chiquita Brands International, Inc.,
             Senior Note,
             9.625%, 1/15/04...................................        783,750
    600,000 Fleming Companies, Inc.,
             Senior Note,
             10.625%, 12/15/01.................................        636,000
  2,000,000 Fred Meyer, Inc.,
             Note,
            7.15%, 3/1/03......................................      2,000,980
                                                                  ------------
                                                                     3,420,730
                                                                  ------------
            GAMING - 0.3%
    200,000 Boyd Gaming Corp.,
             Senior Subordinated Notes,
             9.50%, 7/15/07....................................        208,000
    400,000 Station Casinos, Inc.,
             Senior Subordinated Note,
             9.625%, 6/1/03....................................        414,000
                                                                  ------------
                                                                       622,000
                                                                  ------------
            HEALTHCARE PRODUCTS & SERVICES - 0.7%
  1,164,000 Baxter International, Inc.,
             Note,
             7.25%, 2/15/08....................................      1,253,279
    200,000 Paragon Health Network, Inc.,
             Senior Subordinated Note, Series B,
             9.50%, 11/1/07....................................        203,000
                                                                  ------------
                                                                     1,456,279
                                                                  ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.3%
    200,000 Delta Mills, Inc.,
             Senior Note, Series B,
             9.625%, 9/1/07....................................        196,000

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - CONTINUED
 $  500,000 Sequa Corp.,
             Senior Note,
             8.75%, 12/15/01....................................   $    510,000
                                                                   ------------
                                                                        706,000
                                                                   ------------
            INFORMATION SERVICES & TECHNOLOGY - 0.1%
    118,000 Unisys Corp.,
             Senior Notes,
             10.625%, 10/1/99...................................        119,180
                                                                   ------------
            IRON & STEEL - 1.5%
  1,000,000 Ameristeel Corp.,
             Senior Note,
             8.75%, 4/15/08 (a).................................      1,000,000
    850,000 Armco, Inc.,
             Senior Notes,
             9.375%, 11/1/00....................................        850,000
    350,000 Bethlehem Steel Corp.,
             Senior Notes,
             10.375%, 9/1/03....................................        364,000
    750,000 Wheeling Pittsburgh Corp.,
             Senior Note,
             9.375%, 11/15/03...................................        820,313
                                                                   ------------
                                                                      3,034,313
                                                                   ------------
            LEISURE & TOURISM - 1.9%
  1,000,000 Caesar's World, Inc.,
             Senior Subordinated Notes,
             8.875%, 8/15/02....................................      1,015,170
    700,000 Hammon John Q Hotels,
             First Mortgage,
             8.875%, 2/15/04....................................        705,250
  1,000,000 Host Marriott Hotel Properties, Inc.,
             Senior Notes, Series B,
             9.50%, 5/15/05.....................................      1,087,500
    405,000 Host Marriott Travel Plazas, Inc.,
             Senior Secured Notes, Series B,
             9.50%, 5/15/05.....................................        431,831
    500,000 Prime Hospitality Corp.,
             First Mortgage Note,
             9.25%, 1/15/06.....................................        530,000
                                                                   ------------
                                                                      3,769,751
                                                                   ------------
            METALS & MINING - 0.2%
    500,000 Great Central Mines Ltd.,
             Senior Notes,
             8.875%, 4/1/08 (a).................................        490,000
                                                                   ------------
            OIL/ENERGY - 2.3%
    900,000 Occidental Petroleum Corp.,
             Debentures,
             9.25%, 8/1/19......................................      1,120,752
    500,000 PDV America, Inc.,
             Senior Notes,
             7.25%, 8/1/98......................................        498,180
  1,000,000 R & B Falcon Corp.,
             Senior Notes,
             6.95%, 4/15/08 (a).................................      1,002,980
  2,000,000 Transocean Offshore, Inc.,
             Notes,
             7.45%, 4/15/27.....................................      2,139,860
                                                                   ------------
                                                                      4,761,772
                                                                   ------------

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            PAPER & PACKAGING - 0.7%
 $  500,000 Container Corp. of America,
             Senior Notes, Series A,
             11.25%, 5/1/04......................................   $    538,750
            Stone Container Corp.:
    700,000  Senior Notes,
             9.875%, 2/1/01......................................        715,750
    200,000 Senior Subordinated Note,
            11.00%, 8/15/99......................................        207,000
                                                                    ------------
                                                                       1,461,500
                                                                    ------------
            PUBLISHING, BROADCASTING & ENTERTAINMENT - 3.2%
    200,000 American Lawyer Media, Inc.,
             Senior Notes,
             9.75%, 12/15/07(a)..................................        207,500
  1,000,000 Comcast Corp.,
             Senior Subordinated Debenture,
             9.375%, 5/15/05.....................................      1,068,070
    200,000 Hollinger International Publishing,
             Senior Subordordinated Notes,
             9.25%, 2/1/06.......................................        209,250
  2,327,000 Loews Corp.,
             6.75%, 12/15/06.....................................      2,357,554
    250,000 Pegasus Communications Corp.,
             Senior Note, Series B,
             9.625%, 10/15/05....................................        257,500
    200,000 Sinclair Broadcast Group, Inc.,
             Senior Subordinated Notes,
             10.00%, 9/30/05.....................................        215,000
  1,000,000 Time Warner Entertainment, Inc.,
             Notes,
             9.625%, 5/1/02......................................      1,117,070
    500,000 Viacom, Inc.,
             Subordinated Debenture,
             8.00%, 7/7/06.......................................        516,250
    600,000 World Color Press, Inc.,
             Senior Subordinated Notes,
             9.125%, 3/15/03.....................................        622,500
                                                                    ------------
                                                                       6,570,694
                                                                    ------------
            REAL ESTATE - 0.9%
  1,900,000 Equity Office Properties Trust,
             Senior Notes,
             6.375%, 2/15/03 (a).................................      1,891,925
                                                                    ------------
            TRANSPORTATION - 1.7%
     13,569 Atlantic Coast Airlines Corp.,
             7.20%, 1/1/14 (a)...................................         13,659
    200,000 Coach USA, Inc.,
             Senior Subordinated Note, Series B,
             9.375%, 7/1/07......................................        208,000
    950,000 Ford Motor Co.,
             Debenture,
             9.00%, 9/15/01......................................      1,030,237
  1,000,000 Norfolk Southern Corp.,
             Note,
             7.05%, 5/1/37.......................................      1,061,890
    500,000 Sea Containers Ltd.,
             Senior Notes,
             7.875%, 2/15/08 ....................................        495,625
    500,000 TBS Shipping International Ltd.,
             Mortgage Notes, First Preferred Ship,
            10.00%, 5/1/05 (a)...................................        452,500

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            TRANSPORTATION - CONTINUED
 $  200,000 U.S. Air, Inc.,
             Equipment Test Certificate, Series 88-D,
             9.80%, 1/15/00......................................   $    205,508
                                                                    ------------
                                                                       3,467,419
                                                                    ------------
            UTILITIES - 2.6%
    200,000 Benton Oil and Gas Co.,
             Senior Notes,
             9.375%, 11/1/07.....................................        195,000
  2,000,000 K N Energy, Inc.,
             Senior Note,
             6.65%, 3/1/05.......................................      2,005,580
  1,000,000 Long Island Lighting Co.,
             Debentures,
             7.30%, 7/15/99......................................      1,010,490
  2,000,000 Oklahoma Gas & Electric Co.,
             Senior Notes,
             6.65%, 7/15/27......................................      2,104,940
                                                                    ------------
                                                                       5,316,010
                                                                    ------------
            Total Corporate Bonds
             (cost $101,711,004).................................    103,264,997
                                                                    ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS (B) - 8.6%
    500,000 Chase Commercial Mortgage Securities Corp.,
            Series 1997-1 Class B
            (Est. Maturity 2007),
            7.37%, 4/19/07.......................................        511,156
    990,541 Criimi Mae Financial Corp.,
             Series 1 Class A
             (Est. Maturity 2004),
             7.00%, 1/1/33.......................................        978,314
  1,000,000 Federal National Mortgage Association,
             Series 1993-248 Class SA, REMIC
             (Est. Maturity 2004),
             4.059%, 8/25/23 (d).................................        862,020
  1,961,757 Independent National Mortgage Corp.,
             Series 1997-A Class A
             (Est. Maturity 2004),
             7.791%, 12/26/26 (a)................................      1,975,725
    500,000 Merrill Lynch Trust,
             Series 35 Class G
             (Est. Maturity 2005),
             8.45%, 11/1/18......................................        525,465
            Morgan Stanley Capital I, Inc.:
    700,000  Series 1997-C1 Class B
             (Est. Maturity 2006),
             7.69%, 2/15/20......................................        752,719
  4,000,000 Series 1998-WF1 Class C
            (Est. Maturity 2007),
            6.77%, 1/15/08.......................................      4,072,500
  3,133,030 Nationslink Funding Corp.,
             Series 1998-1 Class C
             (Est. Maturity 2007),
             6.648%, 1/20/08.....................................      3,144,779
    675,658 PNC Mortgage Securities Corp.,
             Series 1997-4 Class 2PP1, REMIC
             (Est. Maturity 2000),
             7.50%, 7/25/27......................................        682,183
  1,836,130 Nomura Depositor Trust,
             Series 1998-ST1 Class A1
             (Est. Maturity 2002),
             5.936%, 1/15/03(a)(d)...............................      1,836,130

--------------------------------------------------------------------------------
 Principal
   Amount                                                          Value
--------------------------------------------------------------------------------

 COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
 $  939,567 Paine Webber Mortgage Acceptance Corp.,
            Series 1993-4 Class M1
            (Est. Maturity 2002),
            7.50%, 5/25/23...................................   $    948,082
  1,250,000 Resolution Trust Corp.,
             Series 1995-1 Class A2C
             (Est. Maturity 1999),
             7.50%, 10/25/28.................................      1,266,406
                                                                ------------
            Total Collateralized Mortgage Obligations
             (cost $17,268,621)..............................     17,555,479
                                                                ------------
 MORTGAGE-BACKED SECURITIES (B) - 2.0%
            Resolution Trust Corp. Mortgage Pass Thru:
    344,219  Series 1992 C Class A1
             (Est. Maturity 1999),
            8.80%, 8/25/23...................................        353,685
  1,532,565 Series 1992-3 Class A2, REMIC
            (Est. Maturity 1999),
            6.882%, 9/25/19..................................      1,535,439
  1,032,957 Series 1992-3 Class A3, REMIC
            (Est. Maturity 1999),
            6.854%, 5/25/21..................................      1,034,894
  1,108,447 Series 1992-6, Class A4, REMIC
            (Est. Maturity 1999),
            7.505%, 11/25/25.................................      1,110,525
                                                                ------------
            Total Mortgage-Backed Securities
             (cost $3,917,255)...............................      4,034,543
                                                                ------------
 U.S. AGENCY OBLIGATIONS - 1.8%
  2,500,000 Farm Credit Systems Financial Assistance Corp.,
            Bonds, Series A-05,
            8.80%, 6/10/05...................................      2,921,875
    750,000 Federal Home Loan Mortgage Corp.,
             6.70%, 1/5/07...................................        792,068
                                                                ------------
            Total U.S. Agency Obligations
             (cost $3,408,746)...............................      3,713,943
                                                                ------------
 U.S. TREASURY OBLIGATIONS - 13.7%
            U.S. Treasury Notes:
  1,425,000 5.50%, 2/28/03...................................      1,423,888
 25,510,000 6.125%, 8/15/07..................................     26,542,390
                                                                ------------
            Total U. S. Treasury Obligations
             (cost $27,671,040)..............................     27,966,278
                                                                ------------
 YANKEE OBLIGATIONS - 8.2%
    300,000 Disco SA,
             Note,
             9.875%, 5/15/08 (a).............................        283,398
  1,000,000 Group Videotron Ltd.,
             Senior Notes,
             10.625%, 2/15/05................................      1,098,260
  2,000,000 Manitoba Province, Canada,
             Notes,
             8.00%, 4/15/02..................................      2,132,780
  2,000,000 Nippon Telegraph and Telephone Corp.,
             6.00%, 3/25/08..................................      2,006,480
  1,000,000 Petroleum Geo Services,
             6.625%, 3/30/08.................................      1,013,140
  1,164,000 Province of Ontario, Canada,
             Notes,
             7.75%, 6/4/02...................................      1,236,063

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                          Value
--------------------------------------------------------------------------------
 YANKEE OBLIGATIONS - CONTINUED
 $1,000,000 Republic of Colombia,
             Bonds,
             8.625%, 4/1/08..................................   $    948,820
  1,000,000 Rogers Cablesystems Ltd.,
             Notes,
             9.625%, 8/1/02..................................      1,070,000
    600,000 Sifto Canada, Inc.,
             Guaranteed Senior Secured Note,
             8.50%, 7/15/00..................................        618,000
  1,000,000 Svenska Handelsbanken,
             Subordinated Notes,
             8.35%, 7/15/04..................................      1,092,220
    500,000 Tevecap SA,
             Senior Notes,
             12.625%, 11/26/04...............................        435,000
  2,000,000 United Utilities PLC,
             Notes,
             6.45%, 4/1/08...................................      1,993,700
    700,000 Westpac Banking Corp.,
             Subordinated Debenture,
             9.125%, 8/15/01.................................        756,693
  2,000,000 YPF Sociedad Anonima,
             Senior Notes,
             7.25%, 3/15/03..................................      1,947,160
                                                                ------------
            Total Yankee Obligations
             (cost $16,344,936)..............................     16,631,714
                                                                ------------

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Secu-rities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) The estimated maturity of a Collateralized Mortgage Obligation or Mortgage-Backed Security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(c) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Inverse floater, resets monthly.
(e) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at June 30, 1998.

LEGEND OF PORTFOLIO ABBREVIATIONS
DEM   Deutsche Mark
DKK   Danish Krone
GRD   Greek Drachma
MTN   Medium Term Note
NOK   Norwegian Krone
REMIC Real Estate Mortgage Investment Conduit

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts to sell:

                                                                    NET
 EXCHANGE                           U.S. $ VALUE AT IN EXCHANGE  UNREALIZED
   DATE      CONTRACTS TO DELIVER    JUNE 30, 1998  FOR U.S. $  APPRECIATION
----------------------------------------------------------------------------
 7/16/98    11,460,000Danish Krone     1,669,316     1,675,316    $ 6,000
 9/14/98   109,234,000Danish Krone    15,952,144    16,033,171     81,027
 9/28/98     4,140,201Deutsche Mark    2,307,867     2,309,323      1,456
                                                                  -------
                                                                  $88,483
                                                                  =======

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 FOREIGN BONDS - (NON-US DOLLAR DENOMINATED) - 11.8%
   3,600,000 Greece Republic of Hellenic,
         DEM  Series E, MTN,
             6.75%, 11/13/06....................................   $  2,180,820
 615,000,000 Greece Republic of Hellenic,
         GRD  Government Bonds,
             8.60%, 3/26/08.....................................      2,129,796
  13,770,000 Kingdom of Norway,
         NOK 6.75%, 1/15/07.....................................      1,939,424
  61,180,000 Nykredit,
         DKK Series ANN,
             6.00%, 10/1/26.....................................      8,879,316
  60,900,000 Realkredit Danmark,
         DKK 6.00%, 10/1/26.....................................      8,856,409
                                                                   ------------
             Total Foreign Bonds - (Non-US Dollar Denominated)
              (cost $23,413,251)................................     23,985,765
                                                                   ------------
 REPURCHASE AGREEMENT (COST $844,000) - 0.4%
 $   844,000 Keystone Joint Repurchase Agreement (6.06% dated
              6/30/98, due 7/1/98, maturity
              value $844,142) (e)...............................        844,000
                                                                   ------------
             TOTAL INVESTMENTS -
              (COST $200,306,590)........................   100.1%  203,797,260
             OTHER ASSETS AND LIABILITIES - NET..........    (0.1)     (151,910)
                                                            -----  ------------
             NET ASSETS - ...............................   100.0% $203,645,350
                                                            =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                 Intermediate Term Government Securities Fund

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 MORTGAGE-BACKED SECURITIES - 44.7%
             Federal Home Loan Mortgage Corp.:
 $ 2,592,283 5.60%, 2/15/13.....................................   $  2,587,966
      56,166 7.843%, 8/1/19.....................................         58,504
      29,211 8.187%, 12/1/20....................................         29,704
   9,606,478 6.50%, 9/1/08......................................      9,700,814
   6,821,261 6.50%, 11/1/09.....................................      6,888,246
   3,324,054 Federal Home Loan Mortgage Corp. Gold,
             9.00%, 1/1/17......................................      3,568,305
             Federal National Mortgage Assn.:
   3,000,000 6.50%, 6/25/22.....................................      3,041,479
   3,322,182 7.00%, 3/1/24......................................      3,377,031
     229,328 8.50%, 12/1/01.....................................        236,721
      57,604 7.971%, 6/1/19.....................................         60,183
   3,282,001 7.00%, 12/1/99.....................................      3,319,416
   2,807,260 7.00%, 8/1/01......................................      2,849,538
   2,593,449 6.00%, 2/1/08......................................      2,571,275
  13,096,787 7.00%, 4/1/11......................................     13,352,829
   3,958,441 6.374%, 3/1/06.....................................      4,011,892
     688,598 6.00%, 5/1/11......................................        682,608
   8,423,896 7.50%, 8/1/26......................................      8,652,942
   3,500,000 6.40%, 12/1/07.....................................      3,594,150
             Government National Mortgage Assn.:
     150,451 8.00%, 3/15/17.....................................        158,399
     245,645 9.00%, 9/15/21.....................................        264,847
   1,624,968 7.00%, 3/15/28.....................................      1,653,031
   9,783,068 6.50%, 2/15/27.....................................      9,775,144
     835,560 U.S. Department of Veteran Affairs,
             7.00%, 5/15/12.....................................        835,906
                                                                   ------------
             Total Mortgage-Backed Securities (cost
              $79,858,048)......................................     81,270,930
                                                                   ------------
 U.S. AGENCY OBLIGATIONS - 13.9%
     993,000 Federal Agricultural Mortgage Corp. MTN,
             7.37%, 8/1/06......................................      1,063,442
             Federal Home Loan Bank:
   5,000,000 5.50%, 4/14/00.....................................      4,987,540
   1,300,000 8.60%, 1/25/00.....................................      1,356,306
   8,500,000 Federal Home Loan Mortgage Corp.,
             7.36%, 6/5/07......................................      8,989,337
             Federal National Mortgage Assn.:
   2,000,000 7.50%, 2/11/02.....................................      2,119,422
   2,000,000 7.875%, 2/24/05....................................      2,240,064

LEGEND OF PORTFOLIO ABBREVIATIONS
MTN  Medium Term Note

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 U.S. AGENCY OBLIGATIONS - CONTINUED
 $ 4,480,000 Federal National Mortgage Assn. MTN,
             6.16%, 4/3/01......................................   $  4,538,643
                                                                   ------------
             Total U.S. Agency Obligations
              (cost $24,302,796)................................     25,294,754
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 39.4%
   2,500,000 U.S. Treasury Bonds,
             11.75%, 11/15/14...................................      3,764,845
             U.S. Treasury Notes:
   4,500,000 5.50%, 2/28/99.....................................      4,501,409
   5,000,000 6.125%, 9/30/00....................................      5,064,065
   8,400,000 6.25%, 4/30/01.....................................      8,557,508
   4,000,000 6.375%, 7/15/99....................................      4,035,004
  10,750,000 6.625%, 5/15/07....................................     11,556,261
   1,000,000 6.75%, 4/30/00.....................................      1,021,251
   2,300,000 7.00%, 7/15/06.....................................      2,513,470
  14,250,000 7.125%, 2/29/00....................................     14,610,710
   4,000,000 7.50%, 10/31/99....................................      4,100,004
   2,000,000 7.50%, 11/15/01....................................      2,118,752
   4,400,000 7.50%, 5/15/02.....................................      4,697,004
   2,500,000 7.875%, 11/15/04...................................      2,808,595
   1,300,000 8.50%, 11/15/00....................................      1,385,314
   1,000,000 8.875%, 2/15/99....................................      1,020,626
                                                                   ------------
             Total U.S. Treasury Obligations
              (cost $70,572,489)................................     71,754,818
                                                                   ------------
 REPURCHASE AGREEMENT - 1.2% (COST $2,122,810)
   2,122,810 Donaldson, Lufkin & Jenrette Securities Corp.
              5.75%, dated 6/30/98, due 7/1/98, maturity value,
              $2,123,149 (Collaterallized by $5,059,000 U.S.
              Treasury Strips, 0.00%, due 5/15/13; value,
              including accrued interest $2,123,094)............      2,122,810
                                                                   ------------
             TOTAL INVESTMENTS -
              (COST $176,856,143).........................   99.2%  180,443,312
             OTHER ASSETS AND LIABILITIES - NET...........    0.8     1,497,934
                                                            -----  ------------
             NET ASSETS -.................................  100.0% $181,941,246
                                                            =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

--------------------------------------------------------------------------------
  Principal
   Amount                                                         Value
--------------------------------------------------------------------------------

 ASSET-BACKED SECURITIES - 14.6%
 $ 3,295,285 Advanta Home Equity Loan Trust, Pass Through
              Certificates,
              Series 1992-4, Class A1,
              7.20%, 11/25/08...............................   $  3,358,241
             Amresco Residential Securities Mortgage Loan
              Trust:
   3,450,000 6.245%, 4/25/22................................      3,458,625
   3,000,000 6.50%, 11/25/15................................      3,003,750
   1,100,000 Associates Manufactured Housing, Pass Through
              Certificates,
              Series 1997-1, Class A3,
              6.60%, 6/15/28................................      1,109,851
   4,000,000 Carco Auto Loan Master Trust,
              Series 1997-1, Class A,
              6.689%, 8/15/04...............................      4,064,180
   1,750,000 Case Equipment Loan Trust,
              Asset Backed Certificate,
              Series 1995 B, Class B,
              6.45%, 9/15/02................................      1,765,181
   1,999,985 Contimortgage Home Equity Loan Trust, Series
              1996-1, Class A5, 6.15%, 3/15/11..............      2,003,195
   2,473,831 Continental Airlines, Inc.,
              Pass-Through Certificates,
              Series 1997, Class 1B,
              7.461%, 4/1/13................................      2,660,914
   5,495,999 Empire Funding Home Loan
              Owner Trust,
              6.64%, 12/25/12...............................      5,518,176
   1,178,060 EQCC Home Equity Loan Trust,
              Series 1996-1, Class A2,
              5.82%, 9/15/09................................      1,176,912
     690,633 First Bank Auto Receivable,
              Asset Backed Certificates, Class B, 8.30%,
              1/15/00.......................................        691,811
   1,171,199 First Security Auto Grantor Trust, Series 1995
              A, Class A,
              6.25%, 1/15/01................................      1,173,618
   4,903,984 Fleetwood Credit Corp. Grantor Trust, Series
              1993 B, Class A,
              4.95%, 8/15/08................................      4,854,036
   5,000,000 Iroquois Trust, Indexed Amortization Notes,
              Series 1997-3, Class A, 6.68%, 11/10/03 (a)...      5,039,000
   4,997,935 Life Financial Home Loan
              Owner Trust,
              6.79%, 10/25/11...............................      5,028,647
     876,840 SCFC Recreational Vehicle Loan Trust, Series
              1991-1,
              7.25%, 9/15/06................................        878,642
   2,500,000 Southern Pacific Secured Assets Corp., Series
              1998-1, Class A6,
              7.08%, 3/25/28................................      2,577,350
             Western Financial Grantor Trust, Series 1995,
              Class A2:
   1,147,604 6.20%, 2/1/02..................................      1,151,351
   2,618,494 5.875%, 3/1/02.................................      2,618,612
   4,545,537 Xerox Rental Equipment Trust,
              Series 1996 A,
              6.20%, 12/26/05 (a)...........................      4,565,423
                                                               ------------
             Total Asset-Backed Securities
              (cost $56,011,861)............................     56,697,515
                                                               ------------

--------------------------------------------------------------------------------
  Principal
   Amount                                                        Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - 22.7%
             BANKS - 5.2%
 $ 3,000,000 BB&T Corp.,
              6.375%, 6/30/05..............................   $  3,021,186
   3,000,000 Cenfed Financial Corp.,
              Senior Debenture,
              11.17%, 12/15/01 (a).........................      3,334,800
   2,000,000 Chase Manhattan Corp.,
              Subordinated Note,
              8.00%, 5/15/04...............................      2,031,636
             First Chicago NBD Corp.: Subordinated Note,
   4,000,000
             9.00%, 6/15/99................................      4,110,204
   2,000,000 MTN, Series E,
             9.20%, 12/17/01...............................      2,193,792
   5,000,000 First Security Corp.,
             6.40%, 2/10/03................................      5,065,075
     500,000 Security Pacific Corp., Note,
             10.45%, 5/8/01................................        557,985
                                                              ------------
                                                                20,314,678
                                                              ------------
             FINANCE & INSURANCE - 12.4%
   2,000,000 American Express Credit Corp.,
             Step Bond
             (Eff. Yield 5.57%) (b),
             6.25%, 8/10/05................................      2,018,158
   3,350,000 Amsouth Bancorporation, Debenture,
             6.75%, 11/1/25................................      3,498,717
   3,000,000 Associated P&C Holdings, Inc.,
             Guaranteed Senior Note,
             6.75%, 7/15/03 (a)............................      3,020,175
   3,000,000 Bear Stearns Co., Inc.,
             7.625%, 4/15/00...............................      3,083,232
   1,000,000 Horace Mann Educators Corp.,
             Senior Note,
             6.625%, 1/15/06...............................      1,019,443
             Lehman Brothers Holdings, Inc.:
   5,000,000 6.625%, 11/15/00..............................      5,051,685
   5,000,000 8.875%, 3/1/02................................      5,432,725
   2,500,000 MTN,
             6.84%, 10/7/99................................      2,521,897
             Metropolitan Life Insurance Co.,
             Surplus Note (a):
   5,000,000 6.30%, 11/1/03................................      4,992,750
   5,000,000 7.00%, 11/1/05................................      5,202,110
   5,000,000 Money Store, Inc.,
             7.88%, 9/15/00................................      5,116,150
   7,000,000 Salomon, Inc.,
             7.20%, 2/1/04.................................      7,316,561
                                                              ------------
                                                                48,273,603
                                                              ------------
             HEALTHCARE PRODUCTS & SERVICES - 2.5%
  10,000,000 Columbia/HCA Healthcare Corp.,
             6.875%, 7/15/01...............................      9,770,370
                                                              ------------
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 2.6%
   5,000,000 GTE Corp.,
             10.25%, 11/1/20...............................      5,603,205
   4,375,000 Johnson Controls, Inc.,
             6.30%, 2/1/08.................................      4,431,691
                                                              ------------
                                                                10,034,896
                                                              ------------
             Total Corporate Bonds
              (cost $86,931,072)...........................     88,393,547
                                                              ------------

                                   EVERGREEN
                         Short Intermediate Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 MORTGAGE-BACKED SECURITIES - 29.7%
 $ 3,150,000 Chase Commercial Mortgage Security Corp., Mortgage
              Pass Through Certificates, Series 1996-2, Class C,
             6.90%, 11/19/28....................................   $  3,233,743
   2,194,036 CMC Securities Corp.,
              Collateralized Mortgage Obligation, Series 93,
              Class D3,
             10.00%, 7/25/23....................................      2,276,134
   5,000,000 Credit Suisse First Boston
              Mortgage Securities Corp.,
             Series 1998-C1, Class A1B,
             6.48%, 5/17/08.....................................      5,082,500
   2,500,000 DLJ Mortgage Acceptance Corp., Series 1993 MF7,
             7.95%, 6/18/03.....................................      2,625,000
             Federal Home Loan Mortgage Corp.:
   6,050,000 6.48%, 7/10/00.....................................      6,054,096
   1,017,086 6.80%, 10/15/05....................................      1,015,820
   2,000,000 6.97%, 6/16/05.....................................      2,041,234
   4,809,612 7.40%, 10/15/05....................................      4,843,832
     343,899 10.50%, 9/1/15.....................................        376,139
             Federal Housing Administration -Puttable Project
              Loans:
   5,247,523 7.43%, 7/1/22......................................      5,558,517
   4,562,826 7.43%, 11/1/22.....................................      4,743,354
   4,601,828 Merrill Lynch 199,
             8.43%, 2/1/20......................................      4,843,585
   2,853,863 Reilly 18,
             6.875%, 4/1/15.....................................      2,825,324
   1,550,218 Reilly 55,
             7.43%, 3/1/24......................................      1,631,659
  10,153,738 Reilly 64,
             7.43%, 1/1/24......................................     10,708,183
             Federal National Mortgage Assn.:
   1,500,000 5.30%, 8/25/98.....................................      1,500,144
     500,000 6.00%, 12/15/00....................................        499,202
     855,566 6.23%, 12/25/25....................................        854,073
   5,000,000 7.11%, 8/7/01......................................      4,978,475
   2,100,000 8.00%, 11/25/06....................................      2,177,210
   9,000,000 8.10%, 4/25/25.....................................      9,396,397
   7,168,885 11.00%, 1/1/99.....................................      8,280,062
      18,983 14.00%, 6/1/11.....................................         21,869
     896,393 GCC Second Mortgage Trust,
             10.00%, 7/15/05....................................        898,576
   1,393,470 Government National Mortgage Assn., Series 1996-10,
              Class E,
             7.50%, 11/20/08....................................      1,399,901
   4,000,000 Kidder Peabody Acceptance Corp., Series 1994-C1,
              Class A,
             6.65%, 2/1/06......................................      4,086,300
   3,000,000 Nationslink Funding Corp.,
              Commercial Mortgage Certificates,
              Series 98-1, Class D,
             6.803%, 1/20/08....................................      3,012,300
   2,000,000 Painewebber Mortgage Acceptance Corp. IV,
              Multifamily Mortgages, Series 1996-M1, Class E,
             7.655%, 1/2/12 (a).................................      2,081,250

--------------------------------------------------------------------------------
  Principal
   Amount                                                            Value
--------------------------------------------------------------------------------

 MORTGAGE-BACKED SECURITIES - CONTINUED
             Potomac Gurnee Finance
              Corp., Commercial
              Mortgage Pass Through
              Certificates:
 $ 2,448,059 Class A,
             6.887%, 12/21/26..................................   $  2,542,639
   2,500,000 Class B,
             7.003%, 12/21/26..................................      2,599,538
             Prudential Home Mortgage
              Securities:
     843,110 Mortgage Pass Through
             Certificates, Series 92-
             31, Class A5,
             6.30%, 10/25/99...................................        841,057
   4,788,537 Series 1993-39, Class A8,
             6.50%, 10/25/08...................................      4,804,937
   3,401,203 Prudential Securities
              Secured Financing Corp.,
              Series 1994-4, Class A1,
             8.12%, 2/15/25....................................      3,577,301
   4,165,335 Saxon Mortgage Securities
              Corp., Series 1993-8A,
              Class 1A2,
             7.375%, 9/25/23...................................      4,205,895
                                                                  ------------
             Total Mortgage-Backed
              Securities (cost
              $112,711,013)....................................    115,616,246
                                                                  ------------
 U. S. AGENCY OBLIGATIONS - 2.9%
             Federal Home Loan Bank:
   3,000,000 6.043%, 4/28/03...................................      3,003,750
   5,000,000 6.47%, 9/16/02....................................      5,015,500
   3,150,000 Consolidated Bond,
             6.55%, 12/18/02...................................      3,150,000
                                                                  ------------
             Total U.S. Agency
              Obligations
              (cost $11,166,094)...............................     11,169,250
                                                                  ------------
 U.S. TREASURY OBLIGATIONS - 21.2%
             U.S. Treasury Notes:
   9,500,000 5.50%, 2/15/08....................................      9,500,009
   9,000,000 5.75%, 4/30/03....................................      9,090,009
  21,000,000 6.125%, 8/15/07...................................     21,866,271
   8,000,000 6.25%, 2/15/07....................................      8,382,504
   2,500,000 6.50%, 10/15/06...................................      2,656,253
   9,000,000 6.625%, 5/15/07...................................      9,675,009
   4,980,000 7.00%, 7/15/06....................................      5,442,209
   4,500,000 7.75%, 11/30/99...................................      4,635,004
  11,000,000 8.875%, 2/15/99...................................     11,226,886
                                                                  ------------
             Total U. S. Treasury
              Obligations
              (cost $83,063,323)..................................  82,474,154
                                                                  ------------
 TAXABLE MUNICIPAL BONDS - 0.8% (COST 2,885,285)
   2,900,000 Virginia State Housing
              Development Authority,
              Subseries A-4,
              7.00%, 1/1/14....................................      3,074,580
                                                                  ------------
 FOREIGN BONDS - (US DOLLAR
 DENOMINATED) - 7.3%
   5,000,000 Boral Limited Australia
              Co., MTN, 7.90%, 11/19/99
              (a)..............................................      5,144,415
             Korea Development Bank,
              Bond:
   5,000,000 7.25%, 5/15/06....................................      4,054,130
   6,000,000 7.375%, 9/17/04...................................      4,890,516

                                   EVERGREEN
                         Short Intermediate Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 FOREIGN BONDS - (US DOLLAR DENOMINATED) - CONTINUED
 $ 6,000,000 National Bank of Canada,
              Yankee Notes, Series B,
              8.125%, 8/15/04...................................   $  6,572,886
   6,500,000 Petroliam Nasional Berhad,
              Bond,
              7.125%, 10/18/06 (a)..............................      5,732,051
   2,000,000 Ras Laffan Liquefied Natural Gas, Bond,
              7.628%, 9/15/06 (a)...............................      1,943,912
                                                                   ------------
             Total Foreign Bonds - (US Dollar Denominated) (cost
              $30,983,680)......................................     28,337,910
                                                                   ------------

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Secu-rities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

LEGEND OF PORTFOLIO ABBREVIATIONS
MTN  Medium Term Note

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENT - 0.0% (COST $221,289)
 $   221,289 Donaldson, Lufkin & Jenrette Securities Corp.,
              5.75% dated 06/30/98, due 07/01/98, maturity value
              $221,324 (Collateralized by $520,000 U.S. Treasury
              STRIPS, due 02/15/13, value, including accrued
              interest $225,842)................................   $    221,289
                                                                   ------------
             TOTAL INVESTMENTS -
              (COST $383,973,617).........................   99.2%  385,984,491
             OTHER ASSETS AND LIABILITIES - NET...........    0.8     3,030,576
                                                            -----  ------------
             NET ASSETS -.................................  100.0% $389,015,067
                                                            =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Fund

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 June 30, 1998

                             Capital     Intermediate  Intermediate     Short
                           Preservation      Bond       Government   Intermediate
                               Fund          Fund          Fund          Fund
----------------------------------------------------------------------------------
 ASSETS
 Investments at market
  value (identified
  cost-$47,318,629,
  $200,306,590,
  $176,856,143 and
  $383,973,617,
  respectively)..........  $47,385,859   $203,797,260  $180,443,312  $385,984,491
 Cash....................          647              0             0             0
 Principal paydown
  receivable.............      420,347              0             0           714
 Interest receivable.....      399,819      3,454,770     1,923,580     5,536,950
 Receivable for Fund
  shares sold............        1,200         37,404       196,305       247,544
 Receivable for
  investments sold.......            0        987,918             0             0
 Unrealized appreciation
  on forward foreign
  currency contracts.....            0         88,483             0             0
 Prepaid expenses and
  other assets...........       25,605         97,984        16,441        57,441
----------------------------------------------------------------------------------
   Total assets..........   48,233,477    208,463,819   182,579,638   391,827,140
----------------------------------------------------------------------------------
 LIABILITIES
 Dividends payable.......       80,968        369,397       299,177       833,595
 Payable for Fund shares
  redeemed...............       48,667        716,739       201,280     1,710,011
 Due to related
  parties................       30,440         45,420        94,123       169,177
 Distribution fee
  payable................        6,246         73,491             0        17,449
 Accrued Trustees' fees
  and expenses...........          815         11,459         7,779        21,867
 Payable for reverse
  repurchase
  agreements.............            0      3,500,573             0             0
 Due to custodian........            0         29,790             0             0
 Accrued expenses and
  other liabilities......       16,148         71,600        36,033        59,974
----------------------------------------------------------------------------------
   Total liabilities.....      183,284      4,818,469       638,392     2,812,073
----------------------------------------------------------------------------------
 NET ASSETS                $48,050,193   $203,645,350  $181,941,246  $389,015,067
----------------------------------------------------------------------------------
 NET ASSETS REPRESENTED
  BY
 Paid-in capital.........  $54,848,044   $215,090,111  $198,348,192  $404,144,613
 Distributions in excess
  of net investment
  income.................      (81,569)      (381,370)      (41,722)     (199,106)
 Accumulated net
  realized loss on
  investments and
  foreign currency
  related transactions...   (6,783,512)   (14,640,938)  (19,952,393)  (16,941,314)
 Net unrealized
  appreciation on
  investments and
  foreign currency
  related transactions...       67,230      3,577,547     3,587,169     2,010,874
----------------------------------------------------------------------------------
   Total net assets......  $48,050,193   $203,645,350  $181,941,246  $389,015,067
----------------------------------------------------------------------------------
 NET ASSETS CONSIST OF
 Class A.................  $18,022,236   $123,722,642  $ 81,033,871  $ 16,848,094
 Class B.................   26,056,021     10,763,332     1,052,160    22,689,226
 Class C.................    3,971,936      5,438,597       126,497     1,143,291
 Class Y.................           --     63,720,779    99,728,718   348,334,456
----------------------------------------------------------------------------------
                           $48,050,193   $203,645,350  $181,941,246  $389,015,067
----------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Class A.................    1,851,308     13,624,306     7,939,396     1,702,321
 Class B.................    2,674,041      1,183,619       103,086     2,287,879
 Class C.................      407,970        598,217        12,394       115,273
 Class Y.................           --      7,017,260     9,771,069    35,195,495
----------------------------------------------------------------------------------
 NET ASSET VALUE PER
  SHARE
 Class A.................  $      9.73   $       9.08  $      10.21  $       9.90
----------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 3.25%)..............  $     10.06   $       9.39  $      10.55  $      10.23
----------------------------------------------------------------------------------
 Class B.................  $      9.74   $       9.09  $      10.21  $       9.92
----------------------------------------------------------------------------------
 Class C.................  $      9.74   $       9.09  $      10.21  $       9.92
----------------------------------------------------------------------------------
 Class Y.................           --   $       9.08  $      10.21  $       9.90
----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                    Short and Intermediate Term Bond Funds

                            STATEMENTS OF OPERATIONS
                            Year ended June 30, 1998

                               Capital    Intermediate Intermediate    Short
                             Preservation     Bond      Government  Intermediate
                                 Fund         Fund         Fund         Fund
--------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest (net of foreign
  withholding taxes of $0,
  $2,393, $0 and $0,
  respectively)...........    $3,250,458   $6,544,221   $7,005,323  $27,445,658
--------------------------------------------------------------------------------
 EXPENSES
 Distribution Plan
  expenses................       365,926      296,425       80,936      239,174
 Management fee...........       307,654      574,715      668,939    1,976,366
 Transfer agent fees......        87,227      182,600       45,534      336,004
 Registration and filing
  fees....................        52,502      144,108       62,836       58,227
 Shareholders reports
  expense.................        33,823       77,260       21,857       72,141
 Custodian fees...........        16,901       36,627       35,706      142,039
 Administrative services
  fees....................         8,656       17,249       33,343      123,018
 Trustees' fees and
  expenses................         2,717        7,592        3,663       12,811
 Other....................        19,426       37,907       27,771       42,976
 Fee waivers and/or
  expense reimbursements..      (212,054)    (285,486)     (54,649)           0
--------------------------------------------------------------------------------
  Total expenses..........       682,778    1,088,997      925,936    3,002,756
 Less: Indirectly paid
  expenses................        (1,244)      (6,912)        (914)      (3,939)
--------------------------------------------------------------------------------
  Net expenses............       681,534    1,082,085      925,022    2,998,817
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME....     2,568,924    5,462,136    6,080,301   24,446,841
--------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS
 Net realized gain (loss)
  on:
  Investments.............       162,335      449,089      263,411   (1,189,957)
  Foreign currency related
   transactions...........             0     (355,667)           0            0
--------------------------------------------------------------------------------
 Net realized gain (loss)
  on investments and
  foreign currency related
  transactions............       162,335       93,422      263,411   (1,189,957)
--------------------------------------------------------------------------------
 Net change in unrealized
  appreciation
  (depreciation) on:
  Investments.............      (474,778)     468,516    1,220,668    3,858,427
  Foreign currency related
   transactions...........             0       50,268            0            0
--------------------------------------------------------------------------------
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency related
  transactions............      (474,778)     518,784    1,220,668    3,858,427
--------------------------------------------------------------------------------
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  related transactions....      (312,443)     612,206    1,484,079    2,668,470
--------------------------------------------------------------------------------
 NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS..............    $2,256,481   $6,074,342   $7,564,380  $27,115,311
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                    Short and Intermediate Term bond Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                            Year ended June 30, 1998

                              Capital     Intermediate  Intermediate     Short
                            Preservation      Bond       Government   Intermediate
                                Fund          Fund          Fund          Fund
-----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income...   $ 2,568,924   $  5,462,136  $  6,080,301  $ 24,446,841
 Net realized gain (loss)
  on investments and
  foreign currency
  related transactions...       162,335         93,422       263,411    (1,189,957)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency related
  transactions...........      (474,778)       518,784     1,220,668     3,858,427
-----------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     2,256,481      6,074,342     7,564,380    27,115,311
-----------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income
  Class A................      (865,044)    (2,914,112)   (1,551,596)   (1,003,205)
  Class B................    (1,436,957)      (644,528)      (35,699)   (1,108,182)
  Class C................      (201,810)      (403,611)       (5,115)      (53,200)
  Class Y................             0     (1,626,128)   (4,476,803)  (22,216,773)
 In excess of net
  investment income
  Class A................       (22,496)       (46,536)            0             0
  Class B................       (37,369)       (10,293)            0             0
  Class C................        (5,248)        (6,445)            0             0
  Class Y................             0        (25,968)            0             0
-----------------------------------------------------------------------------------
  Total distributions to
   shareholders..........    (2,568,924)    (5,677,621)   (6,069,213)  (24,381,360)
-----------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................    19,443,143     24,366,074    19,195,384   140,518,437
 Proceeds from shares
  issued in connection
  with the acquisition
  of:
  Blanchard Short-Term
   Flexible Income Fund..             0    116,766,103             0             0
  Evergreen Intermediate
   Term Bond Fund II.....             0     66,213,695             0             0
  Virtus U.S. Government
   Securities Fund.......             0              0   133,551,466             0
 Proceeds from
  reinvestment of
  distributions..........     1,756,964      3,396,992     4,080,093    13,099,071
 Payment for shares
  redeemed...............   (25,657,158)   (36,461,819)  (49,294,072) (166,012,044)
-----------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....    (4,457,051)   174,281,045   107,532,871   (12,394,536)
-----------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............    (4,769,494)   174,677,766   109,028,038    (9,660,585)
 NET ASSETS
 Beginning of year.......    52,819,687     28,967,584    72,913,208   398,675,652
-----------------------------------------------------------------------------------
 END OF YEAR.............   $48,050,193   $203,645,350  $181,941,246  $389,015,067
-----------------------------------------------------------------------------------
 Distributions in excess
  of net investment
  income.................   $   (81,569)  $   (381,370) $    (41,722) $   (199,106)
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                    Short and Intermediate Term Bond Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                                 Prior Periods

                                                                                            INTERMEDIATE      SHORT
                                                                                             GOVERNMENT   INTERMEDIATE
                                CAPITAL PRESERVATION FUND        INTERMEDIATE BOND FUND         FUND          FUND
                            --------------------------------- ----------------------------- ------------- -------------
                             Nine Months          Year         Eleven Months      Year          Year          Year
                                Ended            Ended             Ended          Ended         Ended         Ended
                            June 30, 1997* September 30, 1996 June 30, 1997** July 31, 1996 June 30, 1997 June 30, 1997
-----------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income...    $ 2,537,291      $ 4,442,259       $ 1,846,301    $ 2,540,623   $ 5,023,428  $ 25,626,353
 Net realized gain (loss)
  on investments and
  foreign currency
  related transactions...       (101,173)        (549,777)          104,018         26,604       (16,049)   (2,101,788)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency related
  transactions...........        279,120          648,310           669,755       (730,346)      219,766     2,666,233
-----------------------------------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............      2,715,238        4,540,792         2,620,074      1,836,881     5,227,145    26,190,798
-----------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income
  Class A................       (710,409)      (1,089,444)         (666,667)      (898,299)      (31,632)   (1,217,283)
  Class B................     (1,412,040)      (2,568,398)         (719,674)    (1,028,103)      (29,748)   (1,225,460)
  Class C................       (160,768)        (147,748)         (417,078)      (576,335)       (1,189)      (58,085)
  Class Y................              0                0                 0              0    (4,959,781)  (23,369,583)
 In excess of net
  investment income
  Class A................        (20,595)               0                 0              0           (97)            0
  Class B................        (40,936)               0                 0              0           (91)            0
  Class C................         (4,661)               0                 0              0            (4)            0
  Class Y................              0                0                 0              0       (15,207)            0
 Tax basis return of
  capital
  Class A................              0          (52,292)                0              0             0             0
  Class B................              0         (123,279)                0              0             0             0
  Class C................              0           (7,092)                0              0             0             0
-----------------------------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (2,349,409)      (3,988,253)       (1,803,419)    (2,502,737)   (5,037,749)  (25,870,411)
-----------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................      8,631,265       12,691,883         3,559,906     10,120,565    35,487,793   122,641,025
 Proceeds from
  reinvestment of
  distributions..........      1,854,608        2,823,494         1,095,398      1,417,473     3,993,534    15,137,626
 Payment for shares
  redeemed...............    (28,964,306)     (30,181,809)      (14,580,292)   (15,524,524)  (54,650,906) (132,309,835)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....    (18,478,433)     (14,666,432)       (9,924,988)    (3,986,486)  (15,169,579)    5,468,816
-----------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............    (18,112,604)     (14,113,893)       (9,108,333)    (4,652,342)  (14,980,183)    5,789,203
 NET ASSETS
 Beginning of period.....     70,932,291       85,046,184        38,075,917     42,728,259    87,893,391   392,886,449
-----------------------------------------------------------------------------------------------------------------------
 END OF PERIOD...........    $52,819,687      $70,932,291       $28,967,584    $38,075,917   $72,913,208  $398,675,652
-----------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment income
  (accumulated
  distributions in excess
  of net investment
  income)................    $   (95,813)     $  (305,808)      $   242,787    $   (21,199)  $    (5,097) $    (16,203)
-----------------------------------------------------------------------------------------------------------------------

 * During the period, the Fund changed its fiscal year end from September 30 to June 30.
** During the period, the Fund changed its fiscal year end from July 31 to June
   30.
                  See Combined Notes to Financial Statements.

[ARTWORK APPEARS HERE]
                     COMBINED NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION

The Evergreen Short and Intermediate Term Bond Funds consist of Evergreen Capital Preservation and Income Fund ("Capital Preservation Fund"), Evergreen Intermediate Term Bond Fund ("Intermediate Bond Fund"), Evergreen Intermediate Term Government Securities Fund ("Intermediate Government Fund") and Evergreen Short Intermediate Bond Fund ("Short Intermediate Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares of Capital Preservation Fund and Intermediate Bond Fund purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares of Capital Preservation Fund and Intermediate Bond Fund purchased prior to January 1, 1997 retain their existing conversion rights. For Intermediate Government Fund and Short Intermediate Fund, all Class B shares will automatically convert to Class A shares after seven years. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Capital Preservation Fund and Intermediate Bond Fund, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
To obtain short-term financing, the Capital Preservation Fund and Intermediate Bond Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividend recorded on the books of the Fund and the amount actually received and is included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investments.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts.

F. SECURITIES LENDING
In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial organizations. The Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including interest. While such securities are out on loan, the borrower will pay the Fund any income accruing thereon and the Fund may invest the collateral in portfolio securities, thereby, increasing its return. Any gain or loss in the market price of the loaned securities, which occur during the term of the loan would affect the Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

G. DISTRIBUTIONS
Distributions from net investment income for each Fund are declared daily and paid monthly. Distributions from net realized capital gains for each Fund, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

income tax regulations are primarily due to differing treatment for mortgage paydown gains (losses) and foreign currency related transactions.

H. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

I. FEDERAL INCOME TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Short Intermediate Fund has incurred and will elect to defer post October losses of $683,000.

2. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

Capital Preservation Fund

                                                         Nine Months
                               Year Ended                   Ended                  Year Ended
                              June 30, 1998             June 30, 1997          September 30, 1996
                         ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............  1,684,678  $ 16,480,670     534,956  $  5,229,171     808,295  $  7,859,112
Shares issued in
 reinvestment of
 distributions..........     62,340       609,698      61,902       604,810      89,475       865,840
Shares redeemed ........ (1,502,907)  (14,712,976) (1,318,046)  (12,878,080)   (563,085)   (5,471,951)
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    244,111  $  2,377,392    (721,188) $ (7,044,099)    334,685  $  3,253,001
------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............    212,637  $  2,082,936     182,841  $  1,788,928     282,004  $  2,742,007
Shares issued in
 reinvestment of
 distributions..........     99,464       974,126     114,536     1,119,992     187,040     1,829,883
Shares redeemed.........   (998,736)   (9,785,685) (1,459,187)  (14,270,487) (2,455,640)  (23,865,587)
------------------------------------------------------------------------------------------------------
Net decrease............   (686,635) $ (6,728,623) (1,161,810) $(11,361,567) (1,986,596) $(19,293,697)
------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............     89,775  $    879,537     164,962  $  1,613,166     215,390  $  2,090,764
Shares issued in
 reinvestment of
 distributions..........     17,696       173,140      13,283       129,806      12,718       127,771
Shares redeemed.........   (118,346)   (1,158,497)   (185,566)   (1,815,739)    (86,982)     (844,271)
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    (10,875) $   (105,820)     (7,321) $    (72,767)    141,126  $  1,374,264
------------------------------------------------------------------------------------------------------

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Intermediate Bond Fund

                                                        Eleven Months
                                  Year Ended                Ended                Year Ended
                                June 30, 1998           June 30, 1997          July 31, 1996
                           ------------------------  ---------------------  ---------------------
                             Shares       Amount      Shares     Amount      Shares     Amount
--------------------------------------------------------------------------------------------------
 CLASS A
 Shares sold.............     955,523  $  8,660,565   175,221  $ 1,566,271   258,497  $ 2,283,194
 Shares issued in
  acquisition of:
  Evergreen Intermediate
  Term Bond Fund II......     349,314     3,173,762         0            0         0            0
 Blanchard Short-Term
  Flexible Income Fund...  12,856,531   116,766,103         0            0         0            0
 Shares issued in
  reinvestment of
  distributions..........     263,979     2,392,256    45,592      404,429    52,934      469,775
 Shares redeemed.........  (1,958,558)  (17,753,140) (547,872)  (4,863,536) (465,961)  (4,141,580)
--------------------------------------------------------------------------------------------------
 Net increase
  (decrease).............  12,466,789  $113,239,546  (327,059) $(2,892,836) (154,530) $(1,388,611)
--------------------------------------------------------------------------------------------------
 CLASS B
 Shares sold.............     150,439  $  1,368,742   170,620  $ 1,528,256   555,555  $ 4,965,806
 Shares issued in
  acquisition of:
  Evergreen Intermediate
  Term Bond Fund II......     129,724     1,180,255         0            0         0            0
 Shares issued in
  reinvestment of
  distributions..........      36,150       328,759    46,270      411,336    63,537      565,232
 Shares redeemed.........    (403,520)   (3,667,231) (779,593)  (6,943,044) (808,199)  (7,205,208)
--------------------------------------------------------------------------------------------------
 Net decrease............     (87,207) $  (789,475)  (562,703) $(5,003,452) (189,107) $(1,674,170)
--------------------------------------------------------------------------------------------------
 CLASS C
 Shares sold.............     243,096  $  2,208,772    52,022  $   465,379   318,799  $ 2,871,565
 Shares issued in
  acquisition of:
  Evergreen Intermediate
  Term Bond Fund II......       5,677        51,630         0            0         0            0
 Shares issued in
  reinvestment of
  distributions..........      30,163       274,457    31,491      279,633    42,997      382,466
 Shares redeemed.........    (492,378)   (4,464,809) (311,128)  (2,773,712) (468,122)  (4,177,736)
--------------------------------------------------------------------------------------------------
 Net decrease............    (213,442) $ (1,929,950) (227,615) $(2,028,700) (106,326) $  (923,705)
--------------------------------------------------------------------------------------------------

                              January 26, 1998
                              (Commencement of
                              Class Operations)
                            through June 30, 1998
                           ------------------------
                             Shares       Amount
                           ------------------------
 CLASS Y
 Shares sold.............   1,335,378  $ 12,127,995
 Shares issued in
  acquisition of:
  Evergreen Intermediate
  Term Bond Fund II......   6,802,769    61,808,048
 Shares issued in
  reinvestment of
  distributions..........      44,309       401,520
 Shares redeemed.........  (1,165,196)  (10,576,639)
----------------------------------------------------
 Net increase............   7,017,260  $ 63,760,924
----------------------------------------------------

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Intermediate Government Fund

                                 Year Ended                Year Ended
                                June 30, 1998             June 30, 1997
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
CLASS A
Shares sold...............    230,309  $  2,342,853      10,763  $    107,284
Shares issued in
 acquisition of Virtus
 U.S. Government
 Securities Fund..........  8,857,360    90,273,998
Shares issued in
 reinvestment of
 distributions............    118,050     1,202,780       2,429        24,330
Shares redeemed........... (1,323,352)  (13,483,204)     (5,953)      (59,462)
------------------------------------------------------------------------------
Net increase..............  7,882,367  $ 80,336,427       7,239  $     72,152
------------------------------------------------------------------------------
CLASS B
Shares sold...............     79,762  $    811,849      49,960  $    500,124
Shares issued in
 reinvestment of
 distributions............      2,377        24,146       1,735        17,379
Shares redeemed...........    (53,064)     (538,430)    (13,674)     (136,147)
------------------------------------------------------------------------------
Net increase..............     29,075  $    297,565      38,021  $    381,356
------------------------------------------------------------------------------
CLASS C
Shares sold...............     10,721  $    108,822       2,288  $     22,910
Shares issued in
 reinvestment of
 distributions............        496         5,037          85           967
Shares redeemed...........        (30)         (306)     (4,419)      (44,414)
------------------------------------------------------------------------------
Net increase (decrease)...     11,187  $    113,553      (2,046) $    (20,537)
------------------------------------------------------------------------------
CLASS Y
Shares sold...............  1,570,425  $ 15,931,860   3,476,575  $ 34,857,475
Shares issued in
 acquisition of Virtus
 U.S. Government
 Securities Fund..........  4,246,474    43,277,468           0             0
Shares issued in
 reinvestment
 distributions............    280,814     2,848,130     394,427     3,950,858
Shares redeemed........... (3,469,534)  (35,272,132) (5,437,776)  (54,410,883)
------------------------------------------------------------------------------
Net increase (decrease)...  2,628,179  $ 26,785,326  (1,566,774) $(15,602,550)
------------------------------------------------------------------------------

Short Intermediate Fund

                                Year Ended                  Year Ended
                               June 30, 1998               June 30, 1997
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
CLASS A
Shares sold.............     500,922  $   4,955,344      584,893  $   5,786,371
Shares issued in
 reinvestment of
 distributions..........      76,079        752,038       93,998        924,863
Shares redeemed.........    (674,862)    (6,681,274)    (775,720)    (7,650,833)
--------------------------------------------------------------------------------
Net decrease............     (97,861) $    (973,892)     (96,829) $    (939,599)
--------------------------------------------------------------------------------
CLASS B
Shares sold.............   1,023,010  $  10,138,464      520,912  $   5,138,212
Shares issued in
 reinvestment of
 distributions..........      78,547        778,080       87,527        862,791
Shares redeemed.........  (1,071,136)   (10,623,170)    (486,579)    (4,795,124)
--------------------------------------------------------------------------------
Net increase............      30,421  $     293,374      121,860  $   1,205,879
--------------------------------------------------------------------------------
CLASS C
Shares sold.............      64,686  $     642,818       35,729  $     354,646
Shares issued in
 reinvestment of
 distributions..........       4,490         44,480        4,508         44,442
Shares redeemed.........     (58,395)      (579,321)     (53,064)      (524,077)
--------------------------------------------------------------------------------
Net increase
 (decrease).............      10,781  $     107,977      (12,827) $    (124,989)
--------------------------------------------------------------------------------
CLASS Y
Shares sold.............  12,608,737  $ 124,781,811   11,302,391  $ 111,361,796
Shares issued in
 reinvestment of
 distributions..........   1,165,985     11,524,473    1,353,407     13,305,530
Shares redeemed......... (14,971,442)  (148,128,279) (12,121,462)  (119,339,801)
--------------------------------------------------------------------------------
Net increase
 (decrease).............  (1,196,720) $ (11,821,995)     534,336  $   5,327,525
--------------------------------------------------------------------------------

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 1998:

                                       Cost of Purchases           Proceeds from Sales
                                  ---------------------------- ----------------------------
                                  U.S. Government    Other     U.S. Government    Other
                                  --------------- ------------ --------------- ------------
        Capital Preservation
         Fund...................   $ 34,505,283   $  7,001,629  $ 45,210,651   $          0
        Intermediate Bond Fund..    145,906,750    153,387,945   231,420,018     62,975,390
        Intermediate Government
         Fund...................     47,135,045              0    77,483,980              0
        Short Intermediate
         Fund...................    141,889,283    118,908,133   137,337,799    133,524,515

On June 30, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                  Gross         Gross     Net Unrealized
                                      Tax       Unrealized   Unrealized    Appreciation
                                      Cost     Appreciation Depreciation  (Depreciation)
                                  ------------ ------------ ------------- --------------
        Capital Preservation
         Fund...................  $ 47,323,866  $  174,327   $  (112,334)   $   61,993
        Intermediate Bond Fund..   200,470,423   3,969,001      (642,164)    3,326,837
        Intermediate Government
         Fund...................   176,896,637   3,588,365       (41,690)    3,546,675
        Short Intermediate
         Fund...................   384,045,808   7,778,598    (5,839,915)    1,938,683

The Short Intermediate Fund loaned securities during the year ended June 30, 1998 to certain brokers who paid the Fund a negotiated lenders' fee. During the year ended June 30, 1998, the Fund earned $24,160 in income from securities lending. There were no securities on loan at June 30, 1998.

During the year ended June 30, 1998, the Capital Preservation and Intermediate Bond Funds had entered into reverse repurchase agreements as follows:

                                  Average Daily
                                     Balance    Weighted Average Maximum Amount
                                   Outstanding   Interest Rate    Outstanding*
                                  ------------- ---------------- --------------
        Capital Preservation
         Fund...................   $  440,893        5.746%       $ 1,015,161
        Intermediate Bond Fund..    1,160,425        5.325         33,086,957

         -------
         * The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

On June 30, 1998, the Intermediate Bond Fund had reverse repurchase agreements outstanding in the amount of $3,500,573 (including accrued interest) with in-terest rates varying from 4.25% to 5.90%.

As of June 30, 1998, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                               Expiration
                               --------------------------------------------------------------------------
                                 2000      2001       2002       2003       2004       2005       2006
                               -------- ---------- ---------- ---------- ---------- ---------- ----------
     Capital Preservation
      Fund...................        -- $5,685,000 $  197,000 $  642,000 $  254,000         --         --
     Intermediate Bond Fund..  $598,000  2,688,000  9,514,000    118,000    359,000 $1,200,000         --
     Intermediate Government
      Fund...................        --         --  9,743,000  2,020,000  4,450,000  3,660,000 $   39,000
     Short Intermediate
      Fund...................        --         --  6,021,000         --  4,049,000  4,374,000  1,743,000

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit each Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primar-ily of commissions and services fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called Distribution Plan ex-penses. Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. The service fee for Class A shares of Short Intermediate is currently limited to 0.10% of average daily net assets. Class B and Class C of each Fund also pay distribution fees equal to 0.75% of the average daily net assets of each respective class. Distribution Plan expenses are calculated daily and paid monthly.

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

During the year ended June 30, 1998, amounts accrued or paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                              Class A  Class B  Class C
                                              -------------------------
          Capital Preservation Fund.......... $ 33,973 $290,982 $40,971
          Intermediate Bond Fund.............  120,529  109,116  66,780
          Intermediate Government Fund.......   71,906    7,899   1,131
          Short Intermediate Fund............   16,363  212,701  10,110

For the year ended June 30, 1998, EDI waived Class A distribution fees for the Intermediate Government Fund in the amount of $54,649.

The principal underwriter may pay distribution fees greater than the allowable annual amounts the Funds are permitted to pay under the Distribution Plans. The Funds may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%. With respect to Class B and Class C shares of the Capital Preservation Fund and the Intermediate Bond Fund, EDI intends but is not obligated to continue to pay distribution costs that exceed the current annual payments from the Funds. EDI intends to seek full payment of such distribution costs from the Funds at such time in the fu-ture as, and to the extent that, payment thereof by Class B and C shares would be within the permitted limits.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, for the Capital Preservation Fund and the Inter-mediate Bond Fund, after the termination of any Distribution Plan and subject to the discretion of the Independent Trustees, payments to EDI may continue as compensation for services which had been provided while the Distribution Plans were in effect.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Keystone is the investment adviser for the Capital Preservation Fund and the Intermediate Bond Fund and is paid a management fee that is computed daily and paid monthly. The management fee is computed at an annual rate of 2.00% of each Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets in-crease, to the average daily net asset value of each Fund.

Capital Management Group ("CMG") of First Union National Bank, a subsidiary of First Union, serves as the investment adviser to the Intermediate Government Fund and Short Intermediate Fund and is paid a management fee that is computed daily and paid monthly. For the Intermediate Government Fund, CMG is entitled to a fee at an annual rate of 0.60% of the Fund's average daily net assets. For the Short Intermediate Fund, CMG is entitled to a fee at an annual rate of 0.50% of the Fund's average daily net assets.

For each of the Funds, Evergreen Investment Services, Inc. ("EIS"), a subsidi-ary of First Union, is the administrator and BISYS serves as the sub-adminis-trator. As sub-administrator to the Funds, BISYS provides the officers of the Funds.

The administrator and sub-administrator for the Intermediate Government Fund and Short Intermediate Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The adminis-tration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of each Fund.

As administrator for the Capital Preservation Fund and the Intermediate Bond Fund, EIS also provides facilities, equipment and personnel on behalf of the Fund's investment adviser and is reimbursed by the Fund for its services. For Capital Preservation Fund and Intermediate Bond Fund, the sub-administration fee is paid by Keystone and is not a fund expense.

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

For the Capital Preservation Fund and Intermediate Bond Fund, Keystone has vol-untarily limited the expenses, excluding indirectly paid expenses, to the fol-lowing rates based on the average daily net assets of each respective class:

                                                   Average Daily Net
                                                        Assets
                                                -----------------------
                                                Class A Class B Class C
                                                ------- ------- -------
          Capital Preservation Fund............  0.90%   1.65%   1.65%
          Intermediate Bond Fund...............  1.10%   1.85%   1.85%

For the year ended June 30, 1998, the adviser of the following Funds waived management fees as follows:

          Capital Preservation Fund............................. $212,054
          Intermediate Bond Fund................................  285,486

During the year ended June 30, 1998, the Funds paid or accrued to EIS the fol-lowing amounts for certain administrative services:

          Capital Preservation Fund............................. $  8,656
          Intermediate Bond Fund................................   17,249
          Intermediate Government Fund..........................   27,255
          Short Intermediate Fund...............................  100,665

Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds. For certain accounts, First Union has been sub-contracted to maintain shareholder sub-ac-count records, take fund purchase and redemption orders and answer inquiries. For each account of the Intermediate Bond Fund, Intermediate Government Fund and Short Intermediate Fund, First Union earned a fee which in aggregate to-taled $16,870, $939, and $115,410, respectively for the year ended June 30, 1998.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of duties as a Trustee. Each Trustees' deferred balances are al-located to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the in-vestment performance of certain Evergreen Funds. Any gains earned or losses in-curred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

8. ACQUISITIONS

The Intermediate Bond Fund was organized for the purpose of combining the as-sets of the Keystone Intermediate Term Bond Fund and Evergreen Intermediate Term Bond Fund II (formerly, the Evergreen Intermediate-Term Bond Fund).

On January 21, 1998, prior to the combination of assets into Intermediate Bond Fund, Evergreen Intermediate Term Bond Fund II transferred substantially all of its net assets attributable to its Class Y shares to Evergreen Select Core Bond Fund, an institutional fund, through a redemption-in-kind in the amount of ap-proximately $108,000,000.

Effective on the close of business on January 23, 1998, Intermediate Bond Fund acquired all the remaining assets and assumed certain liabilities of Evergreen Intermediate Term Bond Fund II in exchange for Class A,

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Class B, Class C and Class Y shares of the Intermediate Bond Fund. Also, the Intermediate Bond Fund acquired all the assets and assumed certain liabilities of Keystone Intermediate Term Bond Fund in exchange for Class A, Class B and Class C shares of Intermediate Bond Fund.

Effective on the close of business on February 28, 1998, Intermediate Bond Fund acquired all of the assets and assumed certain liabilities of Blanchard Short-Term Flexible Income Fund in an exchange for Class A shares of Intermediate Bond Fund. Also, the Intermediate Government Fund acquired all of the assets and assumed certain liabilities of Virtus U.S. Government Securities Fund in an exchange for Class A shares of Intermediate Government Fund.

All of the above acquisitions were accomplished by a tax-free exchange of the respective shares of each respective fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund immediately after the acquisition are as follows:

                                                                                    Number of                Net Assets
       Acquiring                          Acquired                   Value of Net     Shares    Unrealized     After
          Fund                              Fund                    Assets Acquired   Issued   Appreciation Acquisition
------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund..  Evergreen Intermediate Term Bond Fund II   $ 66,213,695    7,287,484  $  616,992  $ 93,235,040
Intermediate Bond Fund..  Blanchard Short-Term Flexible Income Fund   116,766,103   12,856,531   2,511,574   211,601,433
Intermediate Government
 Fund...................  Virtus U.S. Government Securities Fund      133,551,466   13,103,834   1,895,706   201,883,701

9. FINANCING AGREEMENT

On October 31, 1996, a financing agreement between all of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of banks (collectively, the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 mil-lion committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all partici-pating funds. State Street served as administrative agent for the Banks, and as agent was entitled to a fee of $15,000 which is allocated to all of the Ever-green Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between all of the Ever-green Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 mil-lion ($275 million committed and $125 million uncommitted). The credit facility is allocated evenly among the Banks, except that $15 million of the committed facility is being provided to the Funds by State Street under a swing line fa-cility. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Fed-eral Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all par-ticipating funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as ad-ministrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the year ended June 30, 1998, the Funds had no borrowings under these agreements.

[ARTWORK APPEARS HERE]
                          INDEPENDENT AUDITOR'S REPORT
Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of Evergreen Capital Preservation and Income Fund, Evergreen Intermediate Term Bond Fund, Evergreen Intermediate Term Gov-ernment Securities Fund and Evergreen Short Intermediate Bond Fund (the "Funds") of Evergreen Fixed Income Trust (the "Trust") as of June 30, 1998, and the related statements of operations for the year then ended, and the state-ments of changes in net assets, and financial highlights for each of the years or periods presented below:

  Evergreen Capital Preservation and Income Fund--statements of changes in net assets for the year ended June 30, 1998, the nine months ended June 30, 1997 and the year ended September 30, 1996, and financial highlights for the years or periods presented on pages 16 through 18.

  Evergreen Intermediate Term Bond Fund--statements of changes in net assets for the year ended June 30, 1998, the eleven months ended June 30, 1997 and the year ended July 31, 1996, and financial highlights for the years or pe-riods presented on pages 19 through 21.

  Evergreen Intermediate Term Government Securities Fund--statements of changes in net assets for each of the years in the two year period ended June 30, 1998, and financial highlights for the years or periods presented on pages 22 through 23, except for the periods ended prior to June 30, 1996. The financial highlights for the periods ended prior to June 30, 1996 were audited by other auditors whose report dated October 6, 1995 expressed an unqualified opinion therein.

  Evergreen Short Intermediate Bond Fund--statements of changes in net assets for each of the years in the two year period ended June 30, 1998, and fi-nancial highlights for the years or periods presented on pages 24 through 26.

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Capital Preservation and Income Fund, Evergreen Intermediate Term Bond Fund, Evergreen Intermediate Term Government Securities Fund and Evergreen Short Intermediate Bond Fund, funds of Evergreen Fixed Income Trust, as of June 30, 1998, the results of their operations, changes in their net assets and fi-nancial highlights for each of the years or periods specified in the first par-agraph above, in conformity with generally accepted accounting principles.

                                      KPMG Peat Marwick LLP

Boston, Massachusetts
July 31, 1998

[ARTWORK APPEARS HERE]

ADDITIONAL INFORMATION (UNAUDITED)

On December 15, 1997, a special meeting of shareholders for the Capital Preser-vation Fund, Intermediate Government Fund and Short Intermediate Fund was held to consider a number of proposals with the following number of shares repre-sented at the meeting. On October 16, 1997, the record date for the meeting, the Funds had the following shares outstanding:

                                                                       Short
                                       Capital       Intermediate   Intermediate
                                  Preservation Fund Government Fund     Fund
                                  ----------------------------------------------
Record Date Shares Outstanding..      4,899,426        7,216,931     39,427,061
Shares represented at meeting...      2,791,778        3,863,879     36,315,562
Percentage of record date shares
 represented at meeting.........          56.98%           53.54%         92.11%
     PROPOSAL 1 - THE PROPOSED
      REORGANIZATION OF THE FUND
      AS A SERIES OF THE
      EVERGREEN FIXED INCOME
      TRUST, A DELAWARE BUSINESS
      TRUST:
     Shares voted "For".........      2,531,048        3,819,294     31,241,583
     Shares voted "Against".....         50,245           38,882        114,679
     Shares voted "Abstain".....        210,485            5,703      4,959,300
     PROPOSAL 2 -
      RECLASSIFICATION AS NON-
      FUNDAMENTAL INVESTMENT
      OBJECTIVE OF THIS FUND
      WHOSE INVESTMENT OBJECTIVE
      IS CURRENTLY CLASSIFIED AS
      FUNDAMENTAL:
     Shares voted "For".........      2,443,185        3,818,694     31,213,583
     Shares voted "Against".....         91,604           38,882        121,618
     Shares voted "Abstain".....        256,989            6,303      4,980,361
     PROPOSAL 3 - CHANGES TO
      FUNDAMENTAL INVESTMENT
      RESTRICTIONS:
     To amend the Fundamental
      restriction concerning
      diversification of
      investments:
     Shares voted "For".........      2,435,995        3,822,428     30,953,772
     Shares voted "Against".....        103,440           38,882        363,495
     Shares voted "Abstain".....        252,343            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      concentration of a Fund's
      assets in a particular
      industry:
     Shares voted "For".........      2,437,255        3,822,428     30,953,772
     Shares voted "Against".....        102,180           38,882        363,495
     Shares voted "Abstain".....        252,343            2,569      4,998,295
     To amend the Fundamental
      restriction concerning the
      issuance of senior
      securities:
     Shares voted "For".........      2,438,791        3,822,428     30,953,772
     Shares voted "Against".....        101,399           38,882        363,495
     Shares voted "Abstain".....        251,588            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      borrowing:
     Shares voted "For".........      2,437,013        3,822,428     30,953,772
     Shares voted "Against".....        103,177           38,882        363,495
     Shares voted "Abstain".....        251,588            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      underwriting:
     Shares voted "For".........      2,438,249        3,822,428     30,953,772
     Shares voted "Against".....        101,186           38,882        363,495
     Shares voted "Abstain".....        252,343            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      investments in real
      estate:
     Shares voted "For".........      2,438,249        3,822,428     30,953,772
     Shares voted "Against".....        101,941           38,882        363,495
     Shares voted "Abstain".....        251,588            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      commodities:
     Shares voted "For".........      2,437,255        3,822,428     30,953,772
     Shares voted "Against".....        102,935           38,882        363,495
     Shares voted "Abstain".....        251,588            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      lending:
     Shares voted "For".........      2,438,249        3,822,428     30,953,772
     Shares voted "Against".....        101,941           38,882        363,495
     Shares voted "Abstain".....        251,588            2,569      4,998,295

[ARTWORK APPEARS HERE]
ADDITIONAL INFORMATION (UNAUDITED) (continued)

                                                                      Short
                                      Capital       Intermediate   Intermediate
                                 Preservation Fund Government Fund     Fund
                                 ----------------------------------------------
     To amend the Fundamental
      restriction concerning
      unseasoned issuers:
     Shares voted "For".........     2,439,004              N/A            N/A
     Shares voted "Against".....       101,186              N/A            N/A
     Shares voted "Abstain".....       251,588              N/A            N/A
     To amend the Fundamental
      restriction concerning
      control or management:
     Shares voted "For".........           N/A        3,822,428     30,953,772
     Shares voted "Against".....           N/A           38,882        363,495
     Shares voted "Abstain".....           N/A            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      short sales:
     Shares voted "For".........     2,439,004        3,822,428      3,238,335
     Shares voted "Against".....       101,186           38,882        255,636
     Shares voted "Abstain".....       251,588            2,569        182,401
     To amend the Fundamental
      restriction concerning
      other investment
      companies:
     Shares voted "For".........     2,439,004        3,822,428            N/A
     Shares voted "Against".....       101,186           38,882            N/A
     Shares voted "Abstain".....       251,588            2,569            N/A
     To amend the Fundamental
      restriction concerning
      other investment
      companies:
     Shares voted "For".........     2,439,004        3,822,428            N/A
     Shares voted "Against".....       101,186           38,882            N/A
     Shares voted "Abstain".....       251,588            2,569            N/A

                                 Evergreen Funds


Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Income Fund
New York Tax Free Fund
North Carolina Municipal Bond Fund
Pennsylvania Tax Free Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund


Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund


Domestic Growth
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
International Equity Fund
Global Opportunities Fund
Natural Resources Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

Retirement Plan Services
800.247.4075

www.evergreenfunds.com


59119


                 543693    RVO  8/98

                                                                   -------------
                                                                       BULK RATE
                                                                    U.S. POSTAGE
                                                                            PAID
                                                                   PERMIT NO. 19
                                                                      HUDSON, MA
                                                                   -------------

[LOGO OF EVERGREEN FUNDS APPEARS HERE]

200 Berkeley Street
Boston, MA 02116

                                                         Semiannual

                                                         Report

                                                         as of December 31, 1998



                                   Evergreen



                    Short and Intermediate Term Bond Funds


                    [LOGO OF EVERGREEN FUNDS APPEARS HERE]

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders..................................................    1
For Your Information....................................................    2

Evergreen Capital Preservation and
Income Fund

  Fund at a Glance......................................................    3
  Portfolio Manager Interview...........................................    4

Evergreen Intermediate Term
Bond Fund

  Fund at a Glance......................................................    6
  Portfolio Manager Interview...........................................    7

Evergreen Intermediate Term
Government Securities Fund

  Fund at a Glance......................................................   10
  Portfolio Manager Interview...........................................   11

Evergreen Short Intermediate Bond Fund

  Fund at a Glance......................................................   13
  Portfolio Manager Interview...........................................   14

Financial Highlights

  Evergreen Capital Preservation and
  Income Fund...........................................................   16
  Evergreen Intermediate Term Bond Fund.................................   19
  Evergreen Intermediate Term Government Securities Fund................   23
  Evergreen Short Intermediate Bond Fund................................   25

Schedule of Investments

  Evergreen Capital Preservation and
  Income Fund...........................................................   27
  Evergreen Intermediate Term Bond Fund.................................   29
  Evergreen Intermediate Term Government Securities Fund................   34
  Evergreen Short Intermediate Bond Fund................................   35

Statements of Assets and Liabilities....................................   38

Statements of Operations................................................   39

Statements of Changes in Net Assets.....................................   40

Combined Notes to Financial
Statements..............................................................   42




--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with over $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

--------------------------------------------------------------------------------

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.




                --------------------------------------------------------------
Mutual Funds:   ARE NOT FDIC INSURED  May lose value . Are not bank guaranteed
                --------------------------------------------------------------

                          Evergreen Distributor, Inc.
     Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                 February 1999

[PICTURE OF
WILLIAM M. ENNIS
MANAGING DIRECTOR
APPEARS HERE]


Dear Shareholders:

We are pleased to provide you the Evergreen Short and Intermediate Term Bond Funds semiannual report covering the six months ended December 31, 1998.

Increased Market Volatility in 1998

During the year, interest rates declined while inflation remained low and investors became concerned about a possible slowdown in economic growth. Despite the volatility which started in July, the market ended on a positive note, as indicated by the Dow Jones Industrial Average posting a 16.1% gain and the S&P 500 returning 28.7% for the 12 months ended December 31, 1998. The financial markets have certainly experienced increased volatility this year compared to the smoother ride of the past few years, and we anticipate the volatility will continue. We encourage you to take this opportunity to talk to your financial representative and review your investment time horizon to ensure you are on track with your goals.

Introduction of the Euro

On January 1, 1999, eleven European countries adopted the euro as their currency. Currently, the wholesale markets and government and financial sectors have converted to the euro, and new securities will be issued in euro denomination only. Full conversion to the new currency will not be completed until 2002.

At this point it is still unclear how the euro conversion will affect foreign exchange rates, interest rates and the value of European securities, but we believe the potential benefits to globally oriented investors are significant. They include changes in currency risk, increased competition, and a central bank. Foreign exchange risk may decrease for the countries participating in the European Union; however, currency risk associated with rises and declines of the value of the euro versus the dollar will still exist. Most noticeable for investors will be the ability to compare the value of companies across the European Union member countries without having to factor in the effect of fluctuating currencies. Increased competition resulting from deregulation and economic unification may produce a wave of merger and acquisition activity, which could present attractive investment opportunities for those able to identify the companies most inclined to benefit from restructuring. Finally, the European Central Bank, comparable to the U.S. Federal Reserve, will provide European Union countries with a unified monetary policy for the first time.

If you have any questions about the funds in this report or any other Evergreen Funds, please contact your financial representative or call us at 800.343.2898, and we will be happy to assist you.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds

                             For Your Information
                             --------------------



New Evergreen Funds
Evergreen introduces three new funds:

Evergreen Tax Strategic Equity Fund: seeks to maximize the after-tax total return on its portfolio of investments by using a combination of stock selection strategies and trading techniques.

Evergreen Select Equity Index Fund: seeks investment results that achieve price and yield performance similar to the S&P 500 Index.

Evergreen Masters Fund: blends growth and value, large- and mid-cap stocks into one convenient portfolio. Diversification is taken one step further by employing four management teams, Evergreen, MFS, Oppenheimer and Putnam.

Talk to your financial representative or call us at 800-343-2898 for a prospectus and more information.



Good News!
Effective for the 1998 Tax Year, long-term capital gains taxes are reduced to 20%.

Year 2000/1/

We have been addressing the Year 2000 issue since February 1996 and have adopted an industry best practices methodology for the project. Our team is on schedule to complete the following milestones: Inventory and Assessment, Remediation, Testing and Contingency. Although Evergreen Funds is striving to identify and correct every issue under our control related to the Year 2000, it would be impossible to guarantee a problem-free transition into the next millennium. Our goal, however, is that our shareholders experience virtually no impact on the products and services we deliver.


/1/  The information above constitutes Year 2000 readiness disclosure.

--------------------------------------------------------------------------------
                                   Evergreen
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                   Fund at a Glance as of December 31, 1998


It was a favorable period for the government bond market, although not as favorable for adjustable rate mortgage securities (ARMs).


Portfolio
Management
----------

[PICTURE OF
GARY E. PZEGEO
APPEARS HERE]

Gary E. Pzegeo
Tenure:  April 1997


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[ARTWORK
APPEARS
HERE]

Morningstar's Style Box is based on a portfolio date as of 12/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source:  1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Historical performance for Classes A and C prior to inception reflects that of Class B, the original class offered, the inception date of which is 7/1/91, and includes appropriate 12b-1 fees for Class B.If appropriate fees were reflected, returns for Class A would have been higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The 6-Month Treasury Bill is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                                   Class A   Class B   Class C
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 months with sales charge                           -1.25%    -3.26%     0.61%
--------------------------------------------------------------------------------
6 months w/o sales charge                             2.10%     1.70%     1.60%
--------------------------------------------------------------------------------
1 year with sales charge                              0.95%    -1.36%     2.58%
--------------------------------------------------------------------------------
1 year w/o sales charge                               4.36%     3.57%     3.57%
--------------------------------------------------------------------------------
3 years                                               4.57%     4.06%     4.97%
--------------------------------------------------------------------------------
5 years                                               4.40%     4.16%     4.52%
--------------------------------------------------------------------------------
Since Inception                                       4.36%     4.43%     4.42%
--------------------------------------------------------------------------------
Maximum Sales Charge                                  3.25%     5.00%     1.00%
                                                    Front End   CDSC      CDSC
--------------------------------------------------------------------------------
30-day SEC Yield                                      5.24%     4.42%     4.42%
--------------------------------------------------------------------------------
6-month distributions per share                     $ 0.27    $ 0.23     $0.23
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE)

          Cap Pres and Income    SBr 6-Mth Treas Bill    Consumer Price Index-US
    07/91         10000                10000                     10000
    12/91         10428                10283                     10140
    12/92         10665                10693                     10431
    12/93         11111                11041                     10721
    12/94         11124                11522                     11007
    12/95         11968                12211                     11279
    12/96         12651                12869                     11662
    12/97         13368                13568                     11860
    12/98         13843                14284                     12074

Comparison of a $10,000 investment in Evergreen Capital Preservation and Income Fund Class B, versus a similar investment in a 6-Month Treasury Bill and the Consumer Price Index (CPI).

--------------------------------------------------------------------------------
                                   Evergreen
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Evergreen Capital Preservation and Income Fund perform?

The Fund did relatively well in a difficult environment for adjustable rate mortgage securities. For the six-month period ended on December 31, 1998, the Fund's Class A shares had a total return of 2.10%, and Class B and Class C shares had returns of 1.70% and 1.60%, respectively, unadjusted for applicable sales charges. During the same six-month period, the average adjustable rate mortgage fund had a return of 1.78%, as measured by Lipper Inc., an independent monitor of mutual fund performance, and the Lehman Brothers Six-Month Treasury Index had a return of 1.94%.

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                        $43,290,813
              ...................................................
              Average Credit Quality                          AAA
              ...................................................
              Average Maturity                          4.3 years
              ...................................................
              Average Duration                          0.9 years


What was the investment environment like during the six months?

It was a favorable period for the government bond market, although not as favorable for adjustable rate mortgage securities (ARMs). In general, this was a period of rising prices and declining interest rates, especially for U.S. Treasury securities and particularly among those with shorter maturities. To illustrate, during the six months, the yield on the 30-year Treasury bond declined from 5.63% to 5.09%. During the same time, the yield on the two-year Treasury note declined from 5.48% to 4.53% and the yield of the 1-year Treasury bill declined from 5.37% to 4.52%.

A global "flight-to-quality" sparked a rally among Treasury bonds, but this rally did not extend to other parts of the bond market such as ARMs. Globally, we witnessed a slowing of economic growth that had its start with the beginning of the Asian financial crisis in August 1997. This crisis had caused the devaluation of a number of Asian currencies and a general weakness in commodity prices, which especially hurt commodity-producing, emerging economies. The resulting problems peaked in late September and early October of 1998 as the impact of the Russian government's default on part of its debt rippled through the financial markets. A number of leveraged investors--who use borrowed money with which to invest in bonds--had particularly severe problems. These included hedge funds and Wall Street firms. Their problems accelerated an increase in yield spreads between Treasury bonds and other bonds because these institutions were forced to sell non-government bonds as the spreads widened. Only Treasuries, the highest quality securities, rallied. Even though a U.S. government agency mortgage-backed security is near the opposite end of the risk spectrum from an emerging market bond, the market for ARMs was hurt in two primary ways:

1. The reductions in interest rates increased investor fears about pre-payments of home mortgages, undercutting the prices of ARMs.
2. Bond market traders, strapped for liquidity, were less likely to put capital in any type of bond other than Treasuries.

The Federal Reserve stepped in to restore liquidity and confidence in the market by cutting short-term interest rates three successive times during the fall. After this easing of monetary policy, the value of ARMs recovered in the latter part of 1998 as buyers returned to the mortgage-backed market.

--------------------------------------------------------------------------------
                                   Evergreen
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


What were your principal strategies?

In this environment, homeowners continued to pre-pay their adjustable rate mortgages and take advantage of the low rates offered by fixed-rate mortgages. While this was negative for ARMs in general, it also created the situation in which the yields offered investors by ARMs became increasingly attractive relative to other short-term securities. In addition, interest rates may have declined to the point at which there is less incentive for homeowners to refinance because their adjustable rate mortgages have reset to low rates. We also believed that the actions of the Federal Reserve had restored stability to the bond market, which ultimately would benefit ARMs.

Prior to June 30, we had increased our allocation of fixed-rate securities to 29% of net assets to dampen the impact of mortgage prepayments on the Fund. During this six-month period, however, as the bond market began to stabilize we started shifting assets back into the adjustable rate mortgage market to take advantage of their relative value.


                                       Asset Allocation
                                (as a percentage of net assets)
                            June 30, 1998            December 31, 1998

ARMs                             69%                        72%
Fixed-rate                       29%                        25%
Cash                              2%                         3%


Within the adjustable-rate allocation, we added to our emphasis in hybrid ARMs, which decrease the prepayment risk by guaranteeing a fixed interest rate for a specified period of time. The allocation increased from 7% to 10% of net assets.

The Fund continued to have an average credit quality of AAA, because it invests only in U.S. government or government agency securities or AAA-rated asset-backed and mortgage securities.

What is your outlook?

We believe interest rates are likely to be stable and remain low. Continuing international problems should encourage the Federal Reserve to keep rates down, especially in light of very low inflation. In addition, other domestic factors should keep rates from rising. Inflation remains low, and corporate profit growth may start to slow, which would weaken capital spending and job growth. These factors should serve as a brake on consumer confidence, which has been the engine driving domestic economic growth. U.S. exports to other markets, especially Latin America, also are likely to slow.

This is an environment in which short-term investments, such as adjustable rate mortgage securities, should do very well. In addition, the relatively higher yields of ARMs offer them a competitive advantage when compared to other short-term government securities. With this outlook, we believe the Fund is very well positioned for solid, competitive performance.

--------------------------------------------------------------------------------
                                   Evergreen
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                   Fund at a Glance as of December 31, 1998


The Fund's traditional emphasis on corporate, investment grade securities held back performance relative to the Lehman Brothers index during the six months, when Treasury bonds were the best performers.

Portfolio
Management
----------

[PICTURE OF
CHRISTOPHER P. CONKEY
APPEARS HERE)

Christopher P. Conkey, CFA
Tenure: January 1988


--------------------------------------------------------------------------------
CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[ARTWORK
APPEARS
HERE]

Morningstar's Style Box is based on a portfolio date as of 12/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source:  1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Historical performance for Classes B and C prior to inception reflects that of Class A, the original class offered, the inception date of which is 4/14/87, and includes appropriate 12b-1 fees for Class A. If appropriate 12b-1 fees for Classes B and C were reflected, returns for these classes would have been lower. Class Y performance includes the historical performance of Class A, adjusted for 12b-1 fees. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                         Class A    Class B    Class C   Class Y
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 months with sales charge                 0.04%      -1.83%     2.06%     n/a
--------------------------------------------------------------------------------
6 months w/o sales charge                  3.45%       3.17%     3.06%     3.58%
--------------------------------------------------------------------------------
1 year with sales charge                   3.29%       1.01%     5.00%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                    6.80%       6.00%     6.00%     7.04%
--------------------------------------------------------------------------------
3 years                                    5.53%       5.06%     5.92%     6.97%
--------------------------------------------------------------------------------
5 years                                    5.42%       5.01%     5.31%     6.38%
--------------------------------------------------------------------------------
10 years                                   7.31%       7.20%     7.19%     8.04%
--------------------------------------------------------------------------------
Since Inception                            6.46%       6.36%     6.35%     7.20%
--------------------------------------------------------------------------------
Maximum Sales Charge                       3.25%       5.00%     1.00%     n/a
                                         Front End     CDSC      CDSC
--------------------------------------------------------------------------------
30-day SEC Yield                           5.29%       4.54%     4.54%     5.55%
--------------------------------------------------------------------------------
6-month distributions per share           $0.27      $ 0.24     $0.23     $0.28
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE)

                                                             Lehman Brothers
           Int Term bond      Consumer Price Index - US      Interm Govt/Corp
   12/88       10000                   10000                      10000
   12/89       10603                   10465                      11277
   12/90       11228                   11104                      12309
   12/91       13111                   11444                      14109
   12/92       14177                   11772                      15121
   12/93       15495                   12100                      16450
   12/94       14994                   12423                      16132
   12/95       17162                   12730                      18606
   12/96       18009                   13162                      19360
   12/97       19535                   13386                      20882
   12/98       20860                   13627                      22642


Comparison of a $10,000 investment in Evergreen Intermediate Term Bond Fund Class A, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

--------------------------------------------------------------------------------
                                   Evergreen
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform during the six-month period ended on December 31, 1998?

The Fund performed well, especially for a portfolio that focuses on corporate bonds. For the six-month period ended on December 31, 1998, the Fund's Class A shares had a total return of 3.45%. During the same period, the Fund's Class B and C shares had total returns of 3.17% and 3.06%, respectively, while the Class Y shares had a return of 3.58%. These returns are unadjusted for any applicable sales charge. During the same six-month period, the average intermediate term investment grade bond Fund had a return of 3.55%, according to Lipper, Inc., an independent monitor of mutual fund performance. The Lehman Brothers Intermediate Government/Corporate Index had a return of 4.8% during the period.


                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $196,412,460
              ...................................................
              Average Credit Quality                           A+
              ...................................................
              Average Maturity                          6.3 years
              ...................................................
              Average Duration                          4.0 years
              ...................................................


The Fund's traditional emphasis on corporate, investment grade securities held back performance relative to the Lehman Brothers index during the six months, when Treasury bonds were the best performers. The Fund's income continued to be very attractive, and the yield was in the top-quartile among funds in the Lipper category.

What was the investment environment like during the six months?

The U.S. economy continued to grow at a healthy pace, spurred by strong consumer spending. The United States was, however, in Federal Reserve Chairman Alan Greenspan's words, "an island of prosperity" amidst global economic uncertainty. Western European economies continued to grow moderately, but problems in Russia and Latin America and the continued recession in Asia contributed to an environment of slowing global growth. The financial markets were less affected by the overall economic environment than they were by specific financial events. In August, the Russian government effectively defaulted on its external debt, triggering a sharp decline in the prices of financial assets globally. This was because a number of large investors, such as hedge funds, had been using leverage--or borrowed money--to speculate in higher yielding, lower-rated securities, including Russian bonds. Because they were using leverage, they were hard-hit by any adverse change in prices. They were forced to start unwinding their positions by selling securities, further contributing to a general decline in prices. The crisis also called into question the ability of many debt issuers to repay their debt, adding to the downward pressure on prices.

The risk that banks and other financial institutions would be less able to lend money grew, resulting in a credit crunch. In the U.S., the Federal Reserve recognized this danger and reduced short-term interest rates three times in the fall, easing the flow of money and reducing the costs of borrowing in this country. These interest rate cuts encouraged monetary authorities in other nations to take similar actions.

While the Federal Reserve's actions have restored some confidence in the financial markets, problems remain. It is clear that global economic expansion is slowing, creating a difficult environment for corporations to compete internationally. In the financial markets, investors have flocked to the lowest-risk assets in a "flight to quality." U.S. Treasury bonds, the highest quality

--------------------------------------------------------------------------------
                                   Evergreen
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

securities, benefited the most. In the six months from June 30 through December 31, for example, the yields of five-year Treasuries declined from 5.47% to 4.54% and prices rose. Despite the rise in Treasury bond prices, the prices of non-government-guaranteed securities did not perform nearly as well. Yields of investment grade corporate bonds and mortgage-backed securities tended to be stable because of uncertainty over the economic outlook and the forced selling of leveraged investors. Several trends affected investment performance:

 . Longer-average-maturity portfolios tended to outperform shorter-maturities. . Higher-credit-quality portfolios tended to outperform lower-credit-quality investments.
 . Bonds that offered investors call protection, and could not be called back by their issuers prematurely, out-performed bonds without call protection.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 12/31/98 net assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds -- 58.0%
Foreign Bonds -- 13.5%
U.S. Treasury/Agency -- 11.2%
CMO & Mortgage-Backed Securities -- 8.7%
Repurchase Agreements, other Assets and Liabilities (net) -- 4.8%
Asset-Backed Securities -- 3.8%


Within this environment, what strategies did you pursue?

We started the six-month period with a relatively long average maturity of seven years. As interest rates came down, we shortened the average maturity to 6.3 years.

We also maintained the Fund's average credit quality at A+, but changed the composition somewhat as we reduced the Fund's weighting in high-yield bonds from 21% of net assets to 18%. Corporate industrial bonds were increased from 51% to 58% of net assets. Among corporate bonds, including both investment grade and high yield, we focused on defensive bonds in non-cyclical industries, including finance, consumer goods and cable television. We emphasized the bonds of companies whose business orientations were predominately domestic. We de-emphasized dominant companies facing international competition or in cyclical industries, including energy and commodity goods. The 18% high yield allocation was exclusively invested in the better-quality part of the market, using BB- and B-rated bonds in defensive, non-cyclical industries.

--------------------------------------------------------------------------------
                           CREDIT QUALITY ALLOCATION
--------------------------------------------------------------------------------
(based on 12/31/98 portfolio assets)

[PIE CHART APPEARS HERE]

U.S. Government/AAA -- 29%
A -- 20%
BBB -- 17%
AA -- 16%
BB -- 12%
B -- 6%

--------------------------------------------------------------------------------
                                   Evergreen
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


To increase the Fund's call protection and protect income, we decreased the emphasis on mortgage-backed bonds and callable corporate bonds. We also reduced the Fund's weighting in Danish mortgage-backed securities from 8.5% to 3.6% of the portfolio. Among foreign investments, in general, we reduced the Fund's currency exposure by cutting investments in non-U.S.-dollar-denominated securities from 12% to 6%.

What is your outlook for the bond market?

We are very positive about economic growth in the United States, although we expect it to proceed at a slower pace in 1999 than it did in 1998. The American consumer has been spending at a rate higher than the historical average, and we anticipate a return to more normal spending patterns. In addition, we expect that corporations will reduce their capital spending in the face of slowing growth and a continued decline in U.S. exports to other nations. The inflation outlook remains positive. While we don't anticipate any further material declines from today's already low inflation rates, neither do we anticipate any material increases.

With slowing growth and low inflation, we expect the Federal Reserve may lower short-term rates further. Long-term interest rates should be stable early in the year, although they could decline further later in 1999, although not as fast as short-term rates.

We like the current prices of corporate bonds and expect to continue to emphasize them. The difference between the yields of corporate bonds and of Treasury bonds is very high. In effect, corporate bonds are priced as if the U.S. economy already was in a recession. In fact, the U.S. economy is experiencing solid growth. We do not expect a recession any time soon. This means that corporate bonds are cheap--they offer good investment value--with high yields relative to their credit risk. We expect to overweight corporate bonds, particularly BBB- and A-rated bonds, which offer good value.

Within the mortgage-backed bond sector, we expect to emphasize commercial mortgage-backed securities because they tend to offer greater call protection than residential mortgages and because the supply/demand relationship in the commercial real estate market is favorable.

The investment environment should be favorable, especially for intermediate-term corporate bonds. We expect to maintain a portfolio that provides an attractive income stream with a relatively stable net asset value.

Note to Shareholders: Christopher Conkey, who has managed the Intermediate Term Bond Fund since January 1988, has been named President and Chief Investment Officer of Evergreen Investment Management Company. On January 1, 1999, David
J. Bowers, CFA, became Portfolio Manager of the Fund. Mr. Bowers holds a Bachelor's Degree in Business Administration from Northeastern University and a Master's Degree in Finance from Boston College. He has been serving as a fixed income analyst, specializing in investment grade bonds, at Evergreen Investment Management Company. He is a member of the Association for Investment Management and Research and of the Boston Security Analysts Society.

--------------------------------------------------------------------------------
                                   Evergreen
                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------
                   Fund at a Glance as of December 31, 1998


In fact, our duration strategy benefited performance during the entire year as interest rates declined steadily throughout much of the past twelve months.

Portfolio
Management
----------

[PHOTO OF
L. ROBERT CHESHIRE
APPEARS HERE]

L. Robert Cheshire
Tenure: January 1994

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[ARTWORK
APPEARS
HERE]

Morningstar's Style Box is based on a portfolio date as of 12/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source:  1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Historical performance for Classes A, B and C prior to inception reflects that of Class Y, the original class offered, the inception date of which is 11/1/91, and does not include 12b-1 fees. If such fees were reflected, returns would have been lower. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGBI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                        Class A    Class B    Class C   Class Y
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 months with sales charge                 0.47%      -1.67%     2.33%     n/a
--------------------------------------------------------------------------------
6 months w/o sales charge                  3.82%       3.33%     3.33%     3.85%
--------------------------------------------------------------------------------
1 year with sales charge                   3.49%       0.96%     4.97%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                    6.95%       5.96%     5.97%     7.03%
--------------------------------------------------------------------------------
3 years                                    4.38%       3.65%     4.66%     5.62%
--------------------------------------------------------------------------------
5 years                                    4.69%       4.80%     4.85%     5.43%
--------------------------------------------------------------------------------
Since Inception                            5.69%       5.79%     5.82%     6.22%
--------------------------------------------------------------------------------
Maximum Sales Charge                       3.25%       5.00%     1.00%     n/a
                                         Front End     CDSC      CDSC
--------------------------------------------------------------------------------
30-day SEC Yield                           4.74%       3.81%     3.81%     4.81%
--------------------------------------------------------------------------------
6-month distributions per share           $0.28      $ 0.23     $0.23     $0.28
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

            Int Gov't   Consumer Price Index - US    Lehman Brothers Interm Govt
   04/95      10000                10000                        10000
   12/95      10750                10098                        10858
   12/96      11074                10441                        11300
   12/97      11821                10619                        12171
   12/98      12643                10810                        13205

Comparison of a $10,000 investment in Evergreen Intermediate Term Government Securities Fund Class A, versus a similar investment in the Lehman Brothers Intermediate Government Bond Index (LBIGBI) and the Consumer Price Index (CPI).

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform during the past six months?

The Evergreen Intermediate Term Government Securities Fund Class Y posted a six-month total return of 3.85%. Class A shares returned 3.82%, while B and C shares returned 3.33%, unadjusted for applicable sales charge. This performance outpaced the 3.72% average return of short intermediate U.S. government funds tracked by Lipper, Inc. an independent monitor of mutual fund performance. For the 12 months ended December 31, 1998, the Fund's Class Y shares ranked 31 out of 99, and Class A shares ranked 36 out of 99 funds in its Lipper peer group./1/

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $169,114,982
              ...................................................
              Average Credit Quality                          AAA
              ...................................................
              Effective Maturity                        4.3 years
              ...................................................
              Average Duration                          3.1 years
              ...................................................


What type of economic environment did investors experience?

During the past six months, fixed income investors witnessed benign inflation and lower-trending interest rates that served to boost domestic bond prices. The yield on the bellwether 30-year Treasury Bond started the period at 5.63%, and fell as low as 4.70% before rebounding to 5.09% by December 31, 1998. Amid the global economic crisis, the Federal Reserve Board lowered interest rates three times in the final four months of 1998 in an effort to insulate the U.S. economy from overseas turmoil.

--------------------------------------------------------------------------------
                              PORTFOLIO MATURITY
--------------------------------------------------------------------------------
(based on 12/31/98 portfolio assets)

[PIE CHART APPEARS HERE]

1-5 Years -- 32.2%
5-10 Years -- 31.0%
10-20 Years -- 15.1%
20-30 Years -- 14.0%
0-1 Year -- 7.7%

How did your duration and sector strategy impact performance?

Strong performance versus the Fund's peer group can be attributed primarily to a long duration stance. The portfolio's duration, currently at 3.1 years, fluctuated between 100% and 105% of the benchmark for most of the six months.
In fact, our duration strategy benefited performance during the entire year as interest rates declined steadily throughout much of the past twelve months.

From a sector standpoint, we maintained a strong mortgage weighting in an effort to bolster the portfolio's income component. Although mortgages underperformed U.S. Treasuries during the period, we feel this sector's inherent income-orientation will benefit the Fund going forward. From a historical perspective, mortgages serve to increase yield as well as enhance total return and, despite recent underperformance, we will likely maintain this overweighting.


/1/Source: Lipper, Inc. an independent monitor of mutual fund performance. The rankings are based on total return and do not include the effect of a sales charge. For the 5-year period ending December 31, 1998, the Fund's Class Y shares ranked 29 out of 51 short-intermediate U.S. government funds tracked by Lipper, Inc. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                                   Evergreen
                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 12/31/98 net assets)

[PIE CHART APPEARS HERE]

 ....U.S. Treasury Obligations -- 43.3%
 ....Mortgage Backed Securities -- 40.2%
 ....U.S. Agency Obligations -- 15.1%
 ....Repurchase agreements, other assets & liabilities (net) -- 1.4%


What is your outlook going forward?

Going forward, we are wary that the global economic crisis could continue to filter back to the U.S. financial markets in the form of volatility. Although we don't anticipate a recession in the United States, we do expect an economic slowdown that will prompt the Federal Reserve Board to reduce interest rates at some point over the next six months. The portfolio's duration will likely remain modestly long in anticipation of yields trading within a certain range or slightly lower in the coming quarters. Our strategy to emphasize mortgages will bolster the Fund's yield component and provide a degree of price stability in the event of market volatility.

--------------------------------------------------------------------------------
                                   Evergreen
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                   Fund at a Glance as of December 31, 1998


Strong performance relative to the Fund's peer group can be attributed to our duration strategy.

Portfolio
Management
----------

[PICTURE OF
THOMAS L. ELLIS
APPEARS HERE]

Thomas L. Ellis
Tenure: January 1989


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[ARTWORK
APPEARS
HERE]

Morningstar's Style Box is based on a portfolio date as of 12/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source:  1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Historical performance for Classes B, C and Y prior to inception reflects that of Class A, the original class offered, the inception date of which is 1/28/89, and includes appropriate 12b-1 fees for Class A. If appropriate fees for Class B and C were reflected, returns for these classes would have been lower. For Class Y, if 12b-1 fees were not reflected, returns would have been higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                        Class A    Class B    Class C   Class Y
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 months with sales charge                 0.72%      -1.40%     2.60%     n/a
--------------------------------------------------------------------------------
6 months w/o sales charge                  4.08%       3.60%     3.60%     4.13%
--------------------------------------------------------------------------------
1 year with sales charge                   4.12%       1.63%     5.62%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                    7.60%       6.63%     6.62%     7.71%
--------------------------------------------------------------------------------
3 years                                    4.71%       3.98%     4.88%     5.96%
--------------------------------------------------------------------------------
5 years                                    4.97%       4.44%     4.88%     5.77%
--------------------------------------------------------------------------------
Since Inception                            7.19%       7.03%     7.15%     7.68%
--------------------------------------------------------------------------------
Maximum Sales Charge                       3.25%       5.00%     1.00%     n/a
                                         Front End     CDSC      CDSC
--------------------------------------------------------------------------------
30-day SEC Yield                           5.27%       4.37%     4.37%     5.37%
--------------------------------------------------------------------------------
6-month distributions per share           $0.29      $ 0.24     $0.24     $0.29
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

         Short Int  Consumer Price Index - US  Lehman Brothers Interm Govt/Corp

   01/93    10000              10000                        10000
   12/93    10622              10224                        10671
   12/94    10348              10498                        10465
   12/95    11794              10757                        12070
   12/96    12263              11122                        12559
   12/97    13003              11311                        13546
   12/98    13988              11515                        14688


Comparison of a $10,000 investment in Evergreen Short Intermediate Bond Fund Class A, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

--------------------------------------------------------------------------------
                                   Evergreen
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform during the fiscal period?

The Evergreen Short Intermediate Term Bond Fund's Class Y shares' six-month return of 4.13% modestly trailed the 4.80% total return of its benchmark, the Lehman Brothers Intermediate Government/Corporate Index. Class A shares returned 4.08% for the period, while Class B and C shares returned 3.60%, unadjusted for sales charges.

For the 12 months ended December 31, 1998, the Fund's Class Y shares ranked 11, and Class A shares ranked 15, out of 95 short intermediate investment grade funds as measured by Lipper Inc., an independent monitor of mutual funds./1/ It is also worth noting, that the Fund's Class A and Y shares outperformed their peer group average for the three- and five-year periods.

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $401,671,611
              ...................................................
              Average Credit Quality                          Aa2
              ...................................................
              Effective Maturity                        4.8 years
              ...................................................
              Average Duration                          3.8 years
              ...................................................


What was the market environment like during the past six months?

During the past six months, fixed income investors witnessed a continuation of market themes from the first half of 1998: low inflation, a global economic crisis and lower-trending interest rates. The U.S. economy's fundamental health served to boost bond prices and allowed fixed income investments to post positive total returns.

In fact, the yield on the bellwether 30-year Treasury Bond declined from 5.63% to 4.98% during the first three months before inching up to 5.09% by December
31. In an effort to insulate the U.S. economy from global economic turmoil, the Federal Reserve Board lowered the Fed Funds rate three times during the final four months of 1998.

--------------------------------------------------------------------------------
                              PORTFOLIO MATURITY
--------------------------------------------------------------------------------
(based on 12/31/98 portfolio assets)

[PIE CHART APPEARS HERE]

1-5 Years -- 61%
5-10 Years -- 24%
0-1 Year -- 15%


How did your investment strategy impact performance?

Strong performance relative to the Fund's peer group can be attributed to our duration strategy, which stayed at 105% to 110% of the benchmark for most of the six months. Our forecast for continued declining interest rates, which proved accurate, prompted us to maintain this long-duration strategy. As of December 31, duration stood at 3.8 years.

From a sector standpoint, the Fund was hampered by poor performances within the corporate and mortgage sectors, particularly during the first three months of the fiscal period. We felt these two areas represented strong values, however, and increased the portfolio's weighting--from 41% to 52%--during the last three months. As these two sectors rebounded in the past couple of months, our increased weighting benefited performance and prompted us to significantly outperform the average of our peer group during the past three months.


/1/Source: Lipper, Inc. an independent monitor of mutual fund performance. The rankings are based on total return and do not include the effect of a sales charge. For the 5-year period ending December 31, 1998, the Fund's Class A shares ranked 23 out of 46 short-intermediate investment grade funds tracked by Lipper, Inc; Class Y shares ranked 18 out of the 46 funds for the same period. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

Furthermore, the corporate bonds that we did purchase typically had maturity dates of five years or less, due to our belief that the shorter end of the yield curve represents the greatest relative value.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 12/31/98 portfolio assets)

[PIE CHART APPEARS HERE]

Government/Agency -- 42.7%
A -- 25.0%
Aaa -- 20.7%
Baa -- 5.0%
Aa -- 4.0%
Ba -- 2.6%

What is your outlook going into 1999?

Going forward, current fundamentals suggest U.S. economic growth will slow markedly in the next couple of quarters. We feel the Federal Reserve Board will keep interest rates steady in the near term, but may need to lower the rates by mid-1999 should the economy slow too much. Amid this backdrop, we anticipate yields to trade within a certain range in the near term, eventually settling at the lower end of their current range.

Consequently, duration will be kept relatively long in order to take advantage of potentially lower rates. Purchases during the next few months will focus on the shorter end of the yield curve, securities with maturity dates in two to four years. From a sector standpoint, we will likely continue increasing our corporate and mortgage positions, because we anticipate an extended rebound in these areas.

                              Financial Highlights
                (For a share outstanding throughout each period)

                              Six Months                                        Year Ended
                                 Ended                                        September 30,
                           December 31, 1998  Year Ended     Period Ended    -------------------
                              (Unaudited)    June 30, 1998 June 30, 1997 (b)  1996      1995 (a)
 CLASS A SHARES
 Net asset value,
  beginning of period           $  9.73         $  9.80         $  9.74      $  9.68    $  9.51
                                -------         -------         -------      -------    -------
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income             0.28            0.57            0.46         0.61+++    0.46
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities            (0.08)          (0.07)           0.03         0.01       0.14
                                -------         -------         -------      -------    -------
 .........................................................................
 Total from investment
  operations                       0.20            0.50            0.49         0.62       0.60
                                -------         -------         -------      -------    -------
 .........................................................................
 Less distributions
 .........................................................................
 From net investment
  income                          (0.27)          (0.57)          (0.43)       (0.53)     (0.43)
 Returns of capital                   0               0               0        (0.03)         0
                                -------         -------         -------      -------    -------
 .........................................................................
 Total distributions              (0.27)          (0.57)          (0.43)       (0.56)     (0.43)
                                -------         -------         -------      -------    -------
 .........................................................................
 Net asset value, end of
  period                        $  9.66         $  9.73         $  9.80      $  9.74    $  9.68
                                -------         -------         -------      -------    -------
 .........................................................................
 .........................................................................
 Total return+                     2.10%           5.24%           5.12%        6.56%      6.36%
 .........................................................................
 Ratios/supplemental data
 .........................................................................
 Net assets, end of
  period (thousands)            $15,024         $18,022         $15,751      $22,684    $19,293
 .........................................................................
 Ratios to average net
  assets
 .........................................................................
 Expenses                          0.88%++         0.87%           0.92%++      0.91%      0.86%++
 .........................................................................
 Expenses, after fee
  credits                          0.88%++         0.87%           0.90%++      0.90%      0.82%++
 .........................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                   1.25%++         1.29%           1.47%++      1.33%      1.27%++
 .........................................................................
 Net investment income             5.51%++         5.77%           6.24%++      6.31%      6.37%++
 .........................................................................
 Portfolio turnover rate             19%             88%             52%          74%        67%
 .........................................................................

+ Excluding applicable sales charges.
++ Annualized.
+++ Calculation based on average shares outstanding.
(a) For the period from December 30, 1994 (commencement of class operations) to September 30, 1995.
(b) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.



                  See Combined Notes to Financial Statements.

                              Financial Highlights
                (For a share outstanding throughout each period)

                              Six Months
                                 Ended                                           Year Ended September 30,
                           December 31, 1998  Year Ended     Period Ended    -------------------------------------
                              (Unaudited)    June 30, 1998 June 30, 1997 (a)  1996       1995     1994      1993
 CLASS B SHARES
 Net asset value,
  beginning of period           $  9.74         $  9.81         $  9.75      $  9.68    $  9.62  $  9.91  $   9.88
                                -------         -------         -------      -------    -------  -------  --------
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income             0.23            0.49            0.39         0.55+++    0.52     0.47      0.45
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities            (0.07)          (0.07)           0.04         0.01       0.03    (0.41)    (0.05)
                                -------         -------         -------      -------    -------  -------  --------
 .........................................................................
 Total from investment
  operations                       0.16            0.42            0.43         0.56       0.55     0.06      0.40
                                -------         -------         -------      -------    -------  -------  --------
 .........................................................................
 Less distributions
 .........................................................................
 From net investment
  income                          (0.23)          (0.49)          (0.37)       (0.46)     (0.49)   (0.35)    (0.37)
 Returns of capital                   0               0               0        (0.03)         0        0         0
                                -------         -------         -------      -------    -------  -------  --------
 .........................................................................
 Total distributions              (0.23)          (0.49)          (0.37)       (0.49)     (0.49)   (0.35)    (0.37)
                                -------         -------         -------      -------    -------  -------  --------
 .........................................................................
 Net asset value, end of
  period                        $  9.67         $  9.74         $  9.81      $  9.75    $  9.68  $  9.62  $   9.91
                                -------         -------         -------      -------    -------  -------  --------
 .........................................................................
 .........................................................................
 Total return+                     1.70%           4.42%           4.53%        5.90%      5.81%    0.58%     4.16%
 .........................................................................
 Ratios/supplemental data
 .........................................................................
 Net assets, end of
  period (thousands)            $24,210         $26,056         $32,694      $44,096    $62,998  $95,761  $144,725
 .........................................................................
 Ratios to average net
  assets
 .........................................................................
 Expenses                          1.65%++         1.65%           1.67%++      1.63%      1.53%    1.50%     1.50%
 .........................................................................
 Expenses, after fee
  credits                          1.65%++         1.65%           1.65%++      1.62%      1.50%      --        --
 .........................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                   2.01%++         2.10%           2.23%++      2.09%      2.09%    1.93%     1.94%
 .........................................................................
 Net investment income             4.73%++         5.07%           5.52%++      5.63%      5.46%    4.05%     4.44%
 .........................................................................
 Portfolio turnover rate             19%             88%             52%          74%        67%      34%       60%
 .........................................................................

+ Excluding applicable sales charges.
++ Annualized.
+++ Calculation based on average shares outstanding.
(a) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.

                  See Combined Notes to Financial Statements.

                              Financial Highlights
                (For a share outstanding throughout each period)

                              Six Months
                                 Ended                                         Year Ended September 30,
                           December 31, 1998  Year Ended     Period Ended    ----------------------------------
                              (Unaudited)    June 30, 1998 June 30, 1997 (b)  1996      1995    1994   1993 (a)
 CLASS C SHARES
 Net asset value,
  beginning of period           $ 9.74          $ 9.80          $ 9.74       $ 9.67    $ 9.60  $ 9.90   $ 9.82
                                ------          ------          ------       ------    ------  ------   ------
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income            0.23            0.49            0.40         0.54+++   0.52    0.40     0.23
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities           (0.08)          (0.06)           0.03         0.02      0.04   (0.35)    0.09
                                ------          ------          ------       ------    ------  ------   ------
 .........................................................................
 Total from investment
  operations                      0.15            0.43            0.43         0.56      0.56    0.05     0.32
                                ------          ------          ------       ------    ------  ------   ------
 .........................................................................
 Less distributions
 .........................................................................
 From net investment
  income                         (0.23)          (0.49)          (0.37)       (0.46)    (0.49)  (0.35)   (0.24)
 Returns of capital                  0               0               0        (0.03)        0       0        0
                                ------          ------          ------       ------    ------  ------   ------
 .........................................................................
 Total distributions             (0.23)          (0.49)          (0.37)       (0.49)    (0.49)  (0.35)   (0.24)
                                ------          ------          ------       ------    ------  ------   ------
 .........................................................................
 Net asset value, end of
  period                        $ 9.66          $ 9.74          $ 9.80       $ 9.74    $ 9.67  $ 9.60   $ 9.90
                                ------          ------          ------       ------    ------  ------   ------
 .........................................................................
 .........................................................................
 Total return+                    1.60%           4.53%           4.53%        5.91%     5.93%   0.48%    3.28%
 .........................................................................
 Ratios/supplemental data
 .........................................................................
 Net assets, end of
  period (thousands)            $4,057          $3,972          $4,105       $4,152    $2,755  $2,874   $2,077
 .........................................................................
 Ratios to average net
  assets
 .........................................................................
 Expenses                         1.65%++         1.65%           1.67%++      1.64%     1.53%   1.50%    1.50%++
 .........................................................................
 Expenses, after fee
  credits                         1.65%++         1.65%           1.65%++      1.62%     1.50%     --       --
 .........................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                  2.01%++         2.09%           2.23%++      2.09%     2.08%   1.94%    1.67%++
 .........................................................................
 Net investment income            4.73%++         5.05%           5.53%++      5.60%     5.51%   4.08%    2.91%++
 .........................................................................
 Portfolio turnover rate            19%             88%             52%          74%       67%     34%      60%
 .........................................................................

+ Excluding applicable sales charges.
++ Annualized.
+++ Calculation based on average shares outstanding.
(a) For the period from February 1, 1993 (commencement of class operations) to September 30, 1993.
(b) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.

                  See Combined Notes to Financial Statements.

                              Financial Highlights
                (For a share outstanding throughout each period)

                              Six Months
                                 Ended                                              Year Ended July 31,
                           December 31, 1998  Year Ended      Period Ended    ------------------------------------
                              (Unaudited)    June 30, 1998  June 30, 1997 (a)  1996     1995     1994       1993
 CLASS A SHARES
 Net asset value,
  beginning of period          $   9.08        $   8.93          $  8.73      $  8.88  $  8.84  $  9.46    $  9.23
                               --------        --------          -------      -------  -------  -------    -------
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income             0.27            0.57+++          0.54         0.59     0.63     0.57+++    0.70
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions             0.04            0.20             0.18        (0.16)    0.02    (0.59)      0.18
                               --------        --------          -------      -------  -------  -------    -------
 Total from investment
  operations                       0.31            0.77             0.72         0.43     0.65    (0.02)      0.88
                               --------        --------          -------      -------  -------  -------    -------
 .........................................................................
 .........................................................................
 Less distributions
 .........................................................................
 Returns of capital                   0               0                0            0        0    (0.01)         0
                               --------        --------          -------      -------  -------  -------    -------
 From net investment
  income                          (0.27)          (0.62)           (0.52)       (0.58)   (0.61)   (0.59)     (0.65)
 .........................................................................
 Total distributions              (0.27)          (0.62)           (0.52)       (0.58)   (0.61)   (0.60)     (0.65)
                               --------        --------          -------      -------  -------  -------    -------
 .........................................................................
 Net asset value, end of
  period                       $   9.12        $   9.08          $  8.93      $  8.73  $  8.88  $  8.84    $  9.46
                               --------        --------          -------      -------  -------  -------    -------
 .........................................................................
 .........................................................................
 Total return+                     3.45%           8.82%            8.40%        4.95%    7.76%   (0.29%)     9.88%
 .........................................................................
 Ratios/supplemental data
 .........................................................................
 Net assets, end of
  period (thousands)           $119,548        $123,723          $10,341      $12,958  $14,558  $16,036    $18,032
 .........................................................................
 Ratios to average net
  assets
 .........................................................................
 Expenses                          1.07%++         1.11%            1.12%++      1.10%    1.00%    1.00%      1.52%
 .........................................................................
 Expenses, after fee
  credits                          1.07%++         1.10%            1.10%++      1.08%      --       --         --
 .........................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                   1.23%++         1.44%            1.58%++      1.54%    1.48%    1.80%      1.99%
 .........................................................................
 Net investment income             5.84%++         6.00%            6.43%++      6.57%    7.13%    6.81%      7.48%
 .........................................................................
 Portfolio turnover rate             74%            331%             179%         231%     149%     280%       160%
 .........................................................................

+   Excluding applicable sales charges.
++  Annualized.
+++ Calculation based on average shares outstanding.
(a) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.

                  See Combined Notes to Financial Statements.

                              Financial Highlights
                (For a share outstanding throughout each period)

                              Six Months
                                 Ended                                             Year Ended July 31,
                           December 31, 1998  Year Ended     Period Ended    -------------------------------------
                              (Unaudited)    June 30, 1998 June 30, 1997 (b)  1996     1995     1994      1993 (a)
 CLASS B SHARES
 Net asset value,
  beginning of period           $  9.09         $  8.95         $  8.74      $  8.89  $  8.85  $  9.47     $ 9.35
                                -------         -------         -------      -------  -------  -------     ------
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income             0.23            0.48+++         0.47         0.52     0.56     0.49+++    0.29
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions             0.06            0.21            0.20        (0.16)    0.02    (0.58)      0.12
                                -------         -------         -------      -------  -------  -------     ------
 Total from investment
  operations                       0.29            0.69            0.67         0.36     0.58    (0.09)      0.41
                                -------         -------         -------      -------  -------  -------     ------
 .........................................................................
 .........................................................................
 Less distributions
 .........................................................................
 Returns of capital                   0               0               0            0        0    (0.01)         0
                                -------         -------         -------      -------  -------  -------     ------
 From net investment
  income                          (0.24)          (0.55)          (0.46)       (0.51)   (0.54)   (0.52)     (0.29)
 .........................................................................
 Total distributions              (0.24)          (0.55)          (0.46)       (0.51)   (0.54)   (0.53)     (0.29)
                                -------         -------         -------      -------  -------  -------     ------
 .........................................................................
 Net asset value, end of
  period                        $  9.14         $  9.09         $  8.95      $  8.74  $  8.89  $  8.85     $ 9.47
                                -------         -------         -------      -------  -------  -------     ------
 .........................................................................
 .........................................................................
 Total return+                     3.17%           7.89%           7.81%        4.10%    6.87%   (1.05%)     4.42%
 .........................................................................
 Ratios/supplemental data
 .........................................................................
 Net assets, end of
  period (thousands)            $11,788         $10,763         $11,368      $16,034  $17,985  $17,819     $8,159
 .........................................................................
 Ratios to average net
  assets
 .........................................................................
 Expenses                          1.82%++         1.86%           1.87%++      1.85%    1.75%    1.75%      1.76%++
 .........................................................................
 Expenses, after fee
  credits                          1.82%++         1.85%           1.85%++      1.83%      --       --         --
 .........................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                   1.98%++         2.22%           2.35%++      2.32%    2.21%    2.36%      2.71%++
 .........................................................................
 Net investment income             5.09%++         5.28%           5.68%++      5.82%    6.38%    5.48%      5.67%++
 .........................................................................
 Portfolio turnover rate             74%            331%            179%         231%     149%     280%       160%
 .........................................................................

+ Excluding applicable sales charges.
++ Annualized.
+++ Calculation based on average shares outstanding.
(a) For the period from February 1, 1993 (date of initial public offering) to July 31, 1993.
(b) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.

                  See Combined Notes to Financial Statements.

                              Financial Highlights
                (For a share outstanding throughout each period)

                             Six Months
                                Ended                                             Year Ended July 31,
                          December 31, 1998  Year Ended     Period Ended    ------------------------------------
                             (Unaudited)    June 30, 1998 June 30, 1997 (b)  1996    1995     1994      1993 (a)
CLASS C SHARES
Net asset value,
 beginning of period           $ 9.09          $ 8.94          $ 8.74       $ 8.89  $  8.85  $  9.46     $ 9.35
                               ------          ------          ------       ------  -------  -------     ------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment income            0.23            0.49+++         0.46         0.52     0.55     0.49+++    0.29
 .........................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions            0.05            0.21            0.20        (0.16)    0.03    (0.57)      0.11
                               ------          ------          ------       ------  -------  -------     ------
Total from investment
 operations                      0.28            0.70            0.66         0.36     0.58    (0.08)      0.40
                               ------          ------          ------       ------  -------  -------     ------
 .........................................................................
 .........................................................................
Less distributions
 .........................................................................
Returns of capital                  0               0               0            0        0    (0.01)         0
                               ------          ------          ------       ------  -------  -------     ------
From net investment
 income                         (0.23)          (0.55)          (0.46)       (0.51)   (0.54)   (0.52)     (0.29)
 .........................................................................
Total distributions             (0.23)          (0.55)          (0.46)       (0.51)   (0.54)   (0.53)     (0.29)
                               ------          ------          ------       ------  -------  -------     ------
 .........................................................................
Net asset value, end of
 period                        $ 9.14          $ 9.09          $ 8.94       $ 8.74  $  8.89  $  8.85     $ 9.46
                               ------          ------          ------       ------  -------  -------     ------
 .........................................................................
 .........................................................................
Total return+                    3.06%           8.01%           7.70%        4.10%    6.87%   (0.95%)     4.31%
 .........................................................................
Ratios/supplemental data
 .........................................................................
Net assets, end of
 period (thousands)            $5,386          $5,439          $7,259       $9,084  $10,185  $13,086     $7,522
 .........................................................................
Ratios to average net
 assets
 .........................................................................
Expenses                         1.82%++         1.86%           1.87%++      1.85%    1.75%    1.75%      1.77%++
 .........................................................................
Expenses, after fee
 credits                         1.82%++         1.85%           1.85%++      1.83%      --       --         --
 .........................................................................
Expenses, excluding fee
 waivers and expense
 reimbursements                  1.98%++         2.21%           2.35%++      2.31%    2.23%    2.37%      2.61%++
 .........................................................................
Net investment income            5.09%++         5.26%           5.68%++      5.82%    6.37%    5.44%      5.61%++
 .........................................................................
Portfolio turnover rate            74%            331%            179%         231%     149%     280%       160%
 .........................................................................

+ Excluding applicable sales charges.
++ Annualized.
+++ Calculation based on average shares outstanding.
(a) For the period from February 1, 1993 (date of initial public offering) to July 31, 1993.
(b) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.

                  See Combined Notes to Financial Statements.

                              Financial Highlights
                (For a share outstanding throughout each period)

                                            Six Months
                                               Ended
                                         December 31, 1998   Period Ended
                                            (Unaudited)    June 30, 1998 (a)
 CLASS Y SHARES
 Net asset value, beginning of period         $  9.08           $  9.09
                                              -------           -------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                           0.28              0.24++
 .........................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                  0.04             (0.01)
                                              -------           -------
 .........................................................................
 Total from investment operations                0.32              0.23
                                              -------           -------
 .........................................................................
 Less distributions from net investment
  income                                        (0.28)            (0.24)
                                              -------           -------
 .........................................................................
 Net asset value, end of period               $  9.12           $  9.08
                                              -------           -------
 .........................................................................
 Total return                                    3.58%             2.58%
 .........................................................................
 Ratios/supplemental data
 .........................................................................
 Net assets, end of period (thousands)        $59,691           $63,721
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses                                        0.82%+            0.86%+
 .........................................................................
 Expenses, after fee credits                     0.82%+            0.85%+
 .........................................................................
 Expenses, excluding fee waivers and
  expense reimbursements                         0.98%+            1.10%+
 .........................................................................
 Net investment income                           6.09%+            6.23%+
 .........................................................................
 Portfolio turnover rate                           74%              331%
 .........................................................................

+   Annualized.
++  Calculation based on average shares outstanding.
(a) For the period from January 26, 1998 (commencement of class operations) to June 30, 1998.

                  See Combined Notes to Financial Statements.

                              Financial Highlights
                (For a share outstanding throughout each period)

                              Six Months
                                 Ended         Year Ended June 30,
                           December 31, 1998 -------------------------      Period Ended
                              (Unaudited)     1998     1997   1996 (b)   August 31, 1995 (a)
 CLASS A SHARES
 Net asset value,
  beginning of period           $ 10.21      $ 10.02  $ 9.99   $10.15          $ 9.95
                                -------      -------  ------   ------          ------
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income             0.28         0.55    0.55     0.46            0.19
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities             0.11         0.19    0.03    (0.16)           0.20
                                -------      -------  ------   ------          ------
 Total from investment
  operations                       0.39         0.74    0.58     0.30            0.39
                                -------      -------  ------   ------          ------
 .........................................................................
 Less distributions from
  net investment income           (0.28)       (0.55)  (0.55)   (0.46)          (0.19)
                                -------      -------  ------   ------          ------
 .........................................................................
 Net asset value, end of
  period                        $ 10.32      $ 10.21  $10.02   $ 9.99          $10.15
                                -------      -------  ------   ------          ------
 .........................................................................
 .........................................................................
 Total return+                     3.82%        7.55%   6.00%    3.00%           3.90%
 .........................................................................
 Ratios/supplemental data
 .........................................................................
 Net assets, end of
  period (thousands)            $75,778      $81,034  $  571   $  497          $    9
 .........................................................................
 Ratios to average net
  assets
 .........................................................................
 Expenses                          0.90%++      0.83%   0.86%    0.81%++         0.80%++
 .........................................................................
 Expenses, after fee
  credits                          0.90%++      0.83%   0.86%      --              --
 .........................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                   1.09%++      1.02%   0.94%    1.06%++         1.34%++
 .........................................................................
 Net investment income             5.32%++      5.39%   5.47%    5.49%++         5.42%++
 .........................................................................
 Portfolio turnover rate              3%          45%     68%      28%             45%
 .........................................................................

                                       Six Months
                                          Ended        Year Ended June 30,
                                    December 31, 1998 ------------------------
                                       (Unaudited)     1998    1997   1996 (c)
 CLASS B SHARES
 Net asset value, beginning of
  period                                 $10.21       $10.02  $ 9.99   $10.38
                                         ------       ------  ------   ------
 .........................................................................
 Income from investment operations
 .........................................................................
 Net investment income                     0.23         0.46    0.45     0.18
 .........................................................................
 Net realized and unrealized gains
  or losses on securities                  0.11         0.19    0.04    (0.39)
                                         ------       ------  ------   ------
 .........................................................................
 Total from investment operations          0.34         0.65    0.49    (0.21)
                                         ------       ------  ------   ------
 .........................................................................
 Less distributions from net
  investment income                       (0.23)       (0.46)  (0.46)   (0.18)
                                         ------       ------  ------   ------
 .........................................................................
 Net asset value, end of period          $10.32       $10.21  $10.02   $ 9.99
                                         ------       ------  ------   ------
 .........................................................................
 Total return+                             3.33%        6.57%   5.03%  (1.99)%
 .........................................................................
 Ratios/supplemental data
 .........................................................................
 Net assets, end of period
  (thousands)                            $3,069       $1,052  $  742   $  359
 .........................................................................
 Ratios to average net assets
 .........................................................................
 Expenses                                  1.84%++      1.82%   1.81%    1.80%++
 .........................................................................
 Expenses, after fee credits               1.84%++      1.82%   1.81%      --
 .........................................................................
 Expenses, excluding fee waivers
  and expense reimbursements               1.84%++      1.82%   1.89%    1.91%++
 .........................................................................
 Net investment income                     4.37%++      4.49%   4.53%    4.62%++
 .........................................................................
 Portfolio turnover rate                      3%          45%     68%      28%
 .........................................................................

+ Excluding applicable sales charges.
++ Annualized.
(a) For the period from May 2, 1995 (commencement of class operations) to Au-gust 31, 1995.
(b) For the ten months ended June 30, 1996. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 1996.
(c) For the period from February 9, 1996 (commencement of class operations) to June 30, 1996.

                  See Combined Notes to Financial Statements.

                              Financial Highlights
                (For a share outstanding throughout each period)

                           Six Months Ended
                           December 31, 1998
                             (Unaudited)
                         Year Ended June 30,
                      --------------------------
                       1998      1997   1996 (a)
 CLASS C SHARES
 Net asset value,
  beginning of
  period              $10.21
                      ------
 CLASS C SHARES
 Net asset value,
  beginning of
  period              $10.02    $ 9.99   $10.01
                      --------- ------- ----------
 .................................................
 Income from
  investment
  operations
 Income from
  investment
  operations
 .........................................................................
 Net investment
  income                     0.23
 Net investment
  income                0.45+++   0.40     0.11
 .........................................................................
 Net realized and
  unrealized
  gains or losses
  on securities              0.11
                           ------
 Net realized and
  unrealized
  gains or losses
  on securities         0.20      0.09    (0.02)
                      --------- ------- ----------
 .........................................................................
 Total from
  investment
  operations                 0.34
                           ------
 Total from
  investment
  operations            0.65      0.49     0.09
                      --------- ------- ----------
 .........................................................................
 Less
  distributions
  from net
  investment
  income                    (0.23)
                           ------
 Less
  distributions
  from net
  investment
  income               (0.46)    (0.46)   (0.11)
                      --------- ------- ----------
 .........................................................................
 Net asset value,
  end of period            $10.32
                           ------
 Net asset value,
  end of period       $10.21    $10.02   $ 9.99
                      --------- ------- ----------
 .........................................................................
 Total return+               3.33%
 Total return+          6.57%     5.03%    0.89%
 CLASS Y SHARES
 Net asset value,
  beginning of period           $ 10.21      $ 10.02  $  9.99       $ 10.15      $   9.92  $  10.61  $  10.41
                                -------      -------  -------       -------      --------  --------  --------
 .........................................................................
 Ratios/supplemental
  data
 Ratios/supplemental
  data
 .........................................................................
 Net assets, end
  of period
  (thousands)              $  209
 Net assets, end
  of period
  (thousands)         $  126    $   12   $   32
 Net realized and
  unrealized gains or
  losses on securities             0.11         0.19     0.03         (0.16)         0.23     (0.64)     0.24
                                -------      -------  -------       -------      --------  --------  --------
 .........................................................................
 Ratios to
  average net
  assets
 Expenses                    1.84%++
 Ratios to
  average net
  assets
 Expenses               1.83%     1.81%    1.80%++
 Total from investment
  operations                       0.39         0.75     0.59          0.30          0.78     (0.10)     0.81
                                -------      -------  -------       -------      --------  --------  --------
 .........................................................................
 Expenses, after
  fee credits                1.84%++
 Expenses, after
  fee credits           1.83%     1.81%      --
 From capital gains                   0            0        0             0             0     (0.05)    (0.03)
                                -------      -------  -------       -------      --------  --------  --------
 .........................................................................
 Total distributions              (0.28)       (0.56)   (0.56)        (0.46)        (0.55)    (0.59)    (0.61)
                                -------      -------  -------       -------      --------  --------  --------
 Expenses,
  excluding fee
  waivers and
  expense
  reimbursements             1.84%++
 Expenses,
  excluding fee
  waivers and
  expense
  reimbursements        1.83%     1.90%    1.91%++
 Net asset value, end of
  period                        $ 10.32      $ 10.21  $ 10.02       $  9.99      $  10.15  $   9.92  $  10.61
                                -------      -------  -------       -------      --------  --------  --------
 .........................................................................
 Net investment
  income                     4.38%++
 Net investment
  income                4.54%     4.53%    4.47%++
 .........................................................................
 Portfolio
  turnover rate                 3%
 Portfolio
  turnover rate           45%       68%      28%
 .........................................................................

                                             Year Ended June
                           Six Months Ended        30,                             Year Ended August 31,
                           December 31, 1998 ----------------    Period Ended    ----------------------------
                              (Unaudited)     1998     1997    June 30, 1996 (b)   1995      1994      1993
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income             0.28         0.56     0.56          0.46          0.55      0.54      0.57
 .........................................................................
 Less distributions
 .........................................................................
 From net investment
  income                          (0.28)       (0.56)   (0.56)        (0.46)        (0.55)    (0.54)    (0.58)
 .........................................................................
 Total return                      3.85%        7.63%    6.08%         3.00%         8.16%   (0.99%)     8.03%
 .........................................................................
 Ratios/supplemental data
 .........................................................................
 Net assets, end of
  period (thousands)            $90,058      $99,729  $71,588       $87,004      $106,066  $106,448  $119,172
 .........................................................................
 Ratios to average net
  assets
 Expenses                          0.84%++      0.82%    0.81%         0.80%++       0.70%     0.55%     0.55%
 .........................................................................
 Expenses, after fee
  credits                          0.84%++      0.82%    0.81%           --            --        --        --
 .........................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                   0.84%++      0.82%    0.89%         0.87%++       0.84%     0.82%     0.83%
 .........................................................................
 Net investment income             5.38%++      5.47%    5.52%         5.47%++       5.54%     5.22%     5.48%
+ Excluding applicable sales charges.
 .........................................................................
++ Annualized.
 Portfolio turnover rate              3%          45%      68%           28%           45%       45%       31%
+++ Calculation based on average shares outstanding.
 .........................................................................
(a) For the period from April 10, 1996 (commencement of class operations) to
    June 30, 1996.

(b) For the ten months ended June 30, 1996. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 1996.

                  See Combined Notes to Financial Statements.

[LOGO OF EVERGRREN HEADER]
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                                            Year Ended
                           Six Months Ended    Year Ended June 30,                         December 31,
                           December 31, 1998 -------------------------    Period Ended    -----------------
                              (Unaudited)     1998     1997     1996    June 30, 1995 (a)  1994      1993
 CLASS A SHARES
 Net asset value,
  beginning of period           $  9.90      $  9.83  $  9.82  $ 10.02       $  9.52      $ 10.42   $ 10.41
                                -------      -------  -------  -------       -------      -------   -------
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income             0.28         0.61     0.63     0.63          0.32         0.65      0.65
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities             0.12         0.07     0.02    (0.19)         0.50        (0.91)     0.19
                                -------      -------  -------  -------       -------      -------   -------
 .........................................................................
 Total from investment
  operations                       0.40         0.68     0.65     0.44          0.82        (0.26)     0.84
                                -------      -------  -------  -------       -------      -------   -------
 .........................................................................
 Less distributions
 .........................................................................
 From net investment
  income                          (0.29)       (0.61)   (0.64)   (0.64)        (0.32)       (0.64)    (0.65)
 From capital gains                   0            0        0        0             0            0     (0.18)
                                -------      -------  -------  -------       -------      -------   -------
 .........................................................................
 Total distributions              (0.29)       (0.61)   (0.64)   (0.64)        (0.32)       (0.64)    (0.83)
                                -------      -------  -------  -------       -------      -------   -------
 .........................................................................
 Net asset value, end of
  period                        $ 10.01      $  9.90  $  9.83  $  9.82       $ 10.02      $  9.52   $ 10.42
                                -------      -------  -------  -------       -------      -------   -------
 .........................................................................
 .........................................................................
 Total return+                     4.08%        7.08%    6.77%    4.45%         8.77%       (2.57%)    8.29%
 .........................................................................
 Ratios/supplemental data
 .........................................................................
 Net assets, end of
  period (thousands)            $20,086      $16,848  $17,703  $18,630       $18,898      $19,127   $22,865
 .........................................................................
 Ratios to average net
  assets
 Expenses                          0.84%++      0.80%    0.72%    0.79%         0.77%++      0.75%     0.93%
 .........................................................................
 Expenses, after fee
  credits                          0.83%++      0.80%    0.72%      --            --           --        --
 .........................................................................
 Net investment income             5.69%++      6.14%    6.37%    6.35%         6.58%++      6.46%     6.15%
 .........................................................................
 Portfolio turnover rate             31%          68%      45%      76%           34%          48%       73%
 .........................................................................

                                                                                             Year Ended
                           Six Months Ended    Year Ended June 30,                          December 31,
                           December 31, 1998 -------------------------    Period Ended    ------------------
                              (Unaudited)     1998     1997     1996    June 30, 1995 (a)  1994     1993 (b)
 CLASS B SHARES
 Net asset value,
  beginning of period           $  9.92      $  9.85  $  9.84  $ 10.04       $  9.54      $ 10.44    $10.57
                                -------      -------  -------  -------       -------      -------    ------
 .........................................................................
 Income from investment
  operations
 .........................................................................
 Net investment income             0.24         0.52     0.54     0.55          0.28         0.58      0.58
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities             0.11         0.07     0.01    (0.19)         0.50        (0.92)     0.05
                                -------      -------  -------  -------       -------      -------    ------
 .........................................................................
 Total from investment
  operations                       0.35         0.59     0.55     0.36          0.78        (0.34)     0.63
                                -------      -------  -------  -------       -------      -------    ------
 .........................................................................
 Less distributions
 .........................................................................
 From net investment
  income                          (0.24)       (0.52)   (0.54)   (0.56)        (0.28)       (0.56)    (0.58)
 From capital gains                   0            0        0        0             0            0     (0.18)
                                -------      -------  -------  -------       -------      -------    ------
 .........................................................................
 Total distributions              (0.24)       (0.52)   (0.54)   (0.56)        (0.28)       (0.56)    (0.76)
                                -------      -------  -------  -------       -------      -------    ------
 .........................................................................
 Net asset value, end of
  period                        $ 10.03      $  9.92  $  9.85  $  9.84       $ 10.04      $  9.54    $10.44
                                -------      -------  -------  -------       -------      -------    ------
 .........................................................................
 .........................................................................
 Total return+                     3.60%        6.11%    5.78%    3.62%         8.31%       (3.33%)    6.08%
 .........................................................................
 Ratios/supplemental data
 .........................................................................
 Net assets, end of
  period (thousands)            $25,212      $22,689  $22,237  $21,006       $17,366      $17,625    $8,876
 .........................................................................
 Ratios to average net
  assets
 Expenses                          1.74%++      1.70%    1.62%    1.69%         1.67%++      1.50%     1.57%++
 .........................................................................
 Expenses, after fee
  credits                          1.73%++      1.70%    1.62%      --            --           --        --
 .........................................................................
 Net investment income             4.79%++      5.23%    5.48%    5.45%         5.68%++      5.75%     5.42%++
 .........................................................................
 Portfolio turnover rate             31%          68%      45%      76%           34%          48%       73%
 .........................................................................

+ Excluding applicable sales charges.
++ Annualized.
(a) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
(b) For the period from January 25, 1993 (commencement of class operations) to December 31, 1993.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                           Six Months Ended  Year Ended June 30,
                           December 31, 1998 ----------------------    Period Ended        Period Ended
                              (Unaudited)     1998    1997    1996   June 30, 1995 (b) December 31, 1994 (a)
  CLASS C SHARES
Net asset value,
 beginning of period            $ 9.92       $ 9.85  $ 9.84  $10.05       $ 9.55               $9.85
                                ======       ======  ======  ======       ======               =====
 ............................................................................................................
Income from investment
 operations
 ............................................................................................................
Net investment income             0.24         0.52    0.54    0.55         0.26                0.18
 ............................................................................................................
Net realized and
 unrealized gains or
 losses on securities             0.11         0.07    0.01   (0.20)        0.50               (0.30)
                                ------       ------  ------  ------       ------               -----
 ............................................................................................................
Total from investment
 operations                       0.35         0.59    0.55    0.35         0.76               (0.12)
                                ------       ------  ------  ------       ------               -----
 ............................................................................................................
Less distributions from
 net investment income           (0.24)       (0.52)  (0.54)  (0.56)       (0.26)              (0.18)
                                ------       ------  ------  ------       ------               -----
Net asset value, end of
 period                         $10.03       $ 9.92  $ 9.85  $ 9.84       $10.05               $9.55
                                ======       ======  ======  ======       ======               =====
 ............................................................................................................
Total return+                     3.60%        6.11%   5.77%   3.51%        8.23%              (1.27%)
 ............................................................................................................
Ratios/supplemental data
 ............................................................................................................
Net assets, end of
 period (thousands)             $1,546       $1,143  $1,029  $1,155       $  527               $ 512
 ............................................................................................................
Ratios to average net
 assets
 Expenses                         1.74%++      1.70%   1.62%   1.69%        1.67%++             1.65%++
 ............................................................................................................
 Expenses, after fee
  credits                         1.73%++      1.70%   1.62%     --           --                  --
 ............................................................................................................
Net investment income             4.79%++      5.25%   5.47%   5.46%        5.69%++             5.87%++
 ............................................................................................................
Portfolio turnover rate             31%          68%     45%     76%          34%                 48%
 ............................................................................................................

                                                                                                Year Ended
                           Six Months Ended     Year Ended June 30,                            December 31,
                           December 31, 1998 ----------------------------    Period Ended    -------------------
                              (Unaudited)      1998      1997      1996    June 30, 1995 (b)   1994       1993
 CLASS Y SHARES
Net asset value,
 beginning of period           $   9.90      $   9.83  $   9.82  $  10.02      $   9.52      $  10.43   $  10.41
                               ========      ========  ========  ========      ========      ========   ========
 ................................................................................................................
Income from investment
 operations
 ................................................................................................................
Net investment income              0.28          0.62      0.64      0.64          0.33          0.65       0.69
 ................................................................................................................
Net realized and
 unrealized gains or
 losses on securities              0.12          0.07      0.02     (0.19)         0.49         (0.91)      0.19
                               --------      --------  --------  --------      --------      --------   --------
 ................................................................................................................
Total from investment
 operations                        0.40          0.69      0.66      0.45          0.82         (0.26)      0.88
                               --------      --------  --------  --------      --------      --------   --------
 ................................................................................................................
Less distributions
 ................................................................................................................
From net investment
 income                           (0.29)        (0.62)    (0.65)    (0.65)        (0.32)        (0.65)     (0.68)
 From capital gains                   0             0         0         0             0             0      (0.18)
                               --------      --------  --------  --------      --------      --------   --------
 ................................................................................................................
Total distributions               (0.29)        (0.62)    (0.65)    (0.65)        (0.32)        (0.65)     (0.86)
                               --------      --------  --------  --------      --------      --------   --------
 ................................................................................................................
Net asset value, end of
 period                        $  10.01      $   9.90  $   9.83  $   9.82      $  10.02      $   9.52   $  10.43
                               --------      --------  --------  --------      --------      --------   --------
 ................................................................................................................

Total return                       4.13%         7.19%     6.88%     4.63%         8.80%        (2.55%)     8.67%
 ................................................................................................................
Ratios/supplemental data
 ................................................................................................................
Net assets, end of
 period (thousands)            $354,827      $348,358  $357,706  $352,095      $347,050      $345,025   $376,445
 ................................................................................................................
Ratios to average net
 assets
 Expenses                          0.74%++       0.70%     0.62%     0.69%         0.67%++       0.65%      0.66%
 ................................................................................................................
 Expenses, after fee
  credits                          0.73%++       0.70%     0.62%       --            --            --         --
 ................................................................................................................
Net investment income              5.82%++       6.25%     6.48%     6.45%         6.68%++       6.56%      6.41%
 ................................................................................................................
Portfolio turnover rate              31%           68%       45%       76%           34%           48%        73%
 ................................................................................................................

+   Including applicable sales charges.
++  Annualized.
(a) For the period from September 6, 1994 (commencement of class operations) to December 31, 1994.
(b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                            Schedule of Investments
                         December 31, 1998 (Unaudited)

 Principal
   Amount                                                              Value
 ADJUSTABLE RATE MORTGAGE SECURITIES - 71.5%
            FHLMC - 30.3%
 $  466,203 FHLMC Pool #605343, Cap 13.61%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.33%, 3/1/19.......................................   $   483,103
  1,092,680 FHLMC Pool #605386, Cap 12.87%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.50%, 9/1/17.......................................     1,121,024
    479,988 FHLMC Pool #606541, Cap 13.55%, Margin 2.79%+ WTAL,
             Resets Annually,
             7.29%, 3/1/21.......................................       494,537
    988,259 FHLMC Pool #606679, Cap 12.08%, Margin 2.88%+ WTAL,
             Resets Annually,
             7.06%, 10/1/21......................................     1,022,078
    892,058 FHLMC Pool #607352, Cap 13.61%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.50%, 4/1/22.......................................       916,732
  3,023,948 FHLMC Pool #608034, Cap 14.78%, Margin 2.22%+ WTAL,
             Resets Annually,
             6.96%, 6/1/16.......................................     3,078,288
     66,714 FHLMC Pool #645062, Cap 14.14%, Margin 2.90%+ WTAL,
             Resets Annually,
             7.61%, 5/1/19.......................................        68,069
    279,158 FHLMC Pool #785114, Cap 13.31%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.45%, 7/1/19.......................................       288,276
     46,888 FHLMC Pool #785147, Cap 12.78%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.35%, 5/1/20.......................................        47,577
  1,163,135 FHLMC Pool #845063, Cap 12.10%, Margin 2.83%+ WTAL,
             Resets Annually,
             7.30%, 11/1/21......................................     1,192,213
  2,061,260 FHLMC Pool #845070, Cap 11.84%, Margin 2.78%+ WTAL,
             Resets Annually,
             7.38%, 1/1/22.......................................     2,128,251
  1,070,644 FHLMC Pool #845082, Cap 12.58%, Margin 2.69%+ WTAL,
             Resets Annually,
             7.33%, 3/1/22.......................................     1,088,041
    825,040 FHLMC Pool #846163, Cap 13.07%, Margin 2.71%+ WTAL,
             Resets Annually,
             7.28%, 7/1/30.......................................       845,154
    326,690 FHLMC Pool #865220, Cap 15.08%, Margin 2.35%+ WTAL,
             Resets Triennially,
             7.75%, 4/1/20.......................................       336,389
                                                                    -----------
                                                                     13,109,732
                                                                    -----------
            FNMA - 41.2%
    431,921 FNMA Pool #046692, Cap 12.89%, Margin 2.56%+ CMT,
             Resets Annually,
             6.875%, 8/1/15......................................       434,595
            FNMA - continued
    235,641 FNMA Pool #062610, Cap 12.75%, Margin 2.75%+ CMT,
             Resets Annually,
             7.50%, 6/1/18........................................      243,005
    290,238 FNMA Pool #070033, Cap 14.31%, Margin 2.60%+ CMT,
             Resets Annually,
             7.05%, 10/1/17.......................................      296,316
  1,128,843 FNMA Pool #070119, Cap 12.00%, Margin 2.76%+ CMT,
             Resets Annually,
             7.40%, 11/1/17.......................................    1,163,414
    406,428 FNMA Pool #070179, Cap 12.77%, Margin 2.93%+ CMT,
             Resets Annually,
             7.08%, 7/1/27........................................      414,622
    245,317 FNMA Pool #070327, Cap 12.95%, Margin 2.75%+ CMT,
             Resets Annually,
             7.45%, 6/1/19........................................      250,606
  1,190,829 FNMA Pool #090678, Cap 13.15%, Margin 2.70%+ CMT,
             Resets Annually,
             7.48%, 9/1/18........................................    1,238,271
    334,875 FNMA Pool #092086, Cap 15.55%, Margin 2.75%+ CMT,
             Resets Annually,
             7.42%, 10/1/16.......................................      342,671
    617,153 FNMA Pool #094564, Cap 15.84%, Margin 2.50%+ CMT,
             Resets Annually,
             7.27%, 1/1/16........................................      631,329
    788,063 FNMA Pool #095405, Cap 13.65%, Margin 2.73%+ CMT,
             Resets Annually,
             7.29%, 12/1/19.......................................      809,242
    384,465 FNMA Pool #102905, Cap 13.11%, Margin 2.82%+ CMT,
             Resets Annually,
             7.33%, 7/1/20........................................      395,818
    196,268 FNMA Pool #105007, Cap 13.33%, Margin 2.75%+ CMT,
             Resets Annually,
             7.03%, 7/1/19........................................      197,346
    215,218 FNMA Pool #114714, Cap 12.60%, Margin 2.75%+ CMT,
             Resets Annually,
             7.07%, 3/1/19........................................      219,826
    723,318 FNMA Pool #124015, Cap 13.24%, Margin 2.58%+ CMT,
             Resets Annually,
             7.08%, 11/1/18.......................................      740,049
    557,845 FNMA Pool #124204, Cap 13.51%, Margin 2.71%+ CMT,
             Resets Annually,
             7.36%, 1/1/22........................................      569,526
  2,292,466 FNMA Pool #124289, Cap 13.46%, Margin 2.67%+ CMT,
             Resets Annually,
             7.32%, 9/1/21........................................    2,355,509

--------------------------------------------------------------------------------
                                  EVERGREEN
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                       Schedule of Investments(continued)
                         December 31, 1998 (Unaudited)

 Principal
   Amount                                                              Value
 ADJUSTABLE RATE MORTGAGE SECURITIES - continued
            FNMA - continued
 $  459,108 FNMA Pool #124945, Cap 12.54%, Margin 2.78%+ CMT,
             Resets Annually,
             7.43%, 1/1/31.......................................   $   470,659
    268,172 FNMA Pool #142963, Cap 11.03%, Margin 2.63%+ CMT,
             Resets Annually,
             7.40%, 1/1/22.......................................       272,865
    274,048 FNMA Pool #303247, Cap 11.08%, Margin 2.71%+ CMT,
             Resets Annually,
             7.17%, 12/1/22......................................       280,170
  1,622,021 FNMA Pool #313663, Cap 12.96%, Margin 2.81%+ CMT,
             Resets Annually,
             7.25%, 5/1/22.......................................     1,657,511
    813,057 FNMA Pool #313994, Cap 9.83%, 2.48%+ Six Month LIBOR,
             7.42%, 12/1/23......................................       822,504
  1,222,515 FNMA Pool #331526, Cap 11.17%, Margin 2.75%+ CMT,
             Resets Annually,
             6.11%, 5/1/36.......................................     1,231,684
    106,154 FNMA Pool #391290, Cap 12.68%, Margin 2.71%+ CMT,
             Resets Annually,
             7.30%, 2/1/17.......................................       107,415
  1,189,504 FNMA Pool #423207, Cap 11.87%, Margin 2.75%+ CMT,
             Resets Annually,
             5.83%, 4/1/38.......................................     1,194,708
  1,496,873 FNMA Pool #449552, Cap 11.94%, Margin 2.75%+ CMT,
             Resets Annually,
             5.96%, 11/1/28......................................     1,508,803
                                                                    -----------
                                                                     17,848,464
                                                                    -----------
            Total Adjustable Rate Mortgage Securities (cost
             $31,148,758)........................................    30,958,196
                                                                    -----------
 ASSET-BACKED SECURITIES - 10.8%
  1,000,000 Carco Auto Loan Master Trust,
             Series 1997-1, Class A,
             6.69%, 8/15/04......................................     1,011,490
  1,355,185 CoreStates Home Equity Trust,
             Series 1994-1, Class A,
             6.65%, 5/15/09......................................     1,375,458
  1,626,193 Merrill Lynch Mortgage Investors, Inc., Series 1992-
             B, Class B,
             8.50%, 4/15/12......................................     1,648,960
    426,000 Salomon Brothers Mortgage, Inc., Series 1998-NC7,
             6.70%, 1/25/29......................................       425,534
    200,000 The Money Store Home Equity Trust, Series 1997-B,
             6.64%, 1/15/17......................................       201,091
                                                                    -----------
            Total Asset-Backed Securities (cost $4,645,911)......     4,662,533
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 4.6%
      6,353 FHLMC CMO, Series 11 Class 11C, 9.50%, 4/15/19.......         6,393
    859,539 FHLMC Strip, Series 20, Class F,
             6.33%, 7/1/29.......................................       858,464
    844,743 Nomura Depositor Trust,
             Series 1998-ST1, Class A1,
             5.83%, 1/15/03......................................       818,609
    289,329 Prudential Home Mortgage Securities, Series 1990-12,
             Class A1,
             7.94%, 11/25/20.....................................       288,459
                                                                    -----------
            Total Collateralized Mortgage Obligations (cost
             $2,007,089).........................................     1,971,925
                                                                    -----------
 FIXED RATE MORTGAGE SECURITIES - 6.1%
            FHLMC - 1.4%
    313,882 FHLMC Pool #B00078,
             10.50%, 10/1/05.....................................       324,008
    267,415 FHLMC Pool #B00475,
             10.50%, 4/1/04......................................       276,042
                                                                    -----------
                                                                        600,050
                                                                    -----------
            FNMA - 1.7%
    332,975 FNMA Pool #002497,
             11.00%, 1/1/16......................................       363,866
    140,492 FNMA Pool #058442,
             11.00%, 1/1/18......................................       154,878
    208,488 FNMA Pool #100051,
             9.50%, 4/15/05......................................       217,805
                                                                    -----------
                                                                        736,549
                                                                    -----------
            GNMA - 3.0%
  1,283,706 GNMA Pool #268164,
             10.25%, 11/15/29....................................     1,315,798
                                                                    -----------
            Total Fixed Rate Mortgage Securities (cost
             $2,703,840).........................................     2,652,397
                                                                    -----------
 U. S. GOVERNMENT AGENCY OBLIGATIONS - 1.2%
    (cost $510,410)
    500,000 FHLB,
             5.125%, 9/15/03.....................................       499,845
                                                                    -----------
 U. S. TREASURY OBLIGATIONS - 2.1% (cost $923,592)
    900,000 U. S. Treasury Notes,
             5.50%, 5/31/03......................................       929,250
                                                                    -----------
 REPURCHASE AGREEMENT - 2.5% (cost $1,081,000)
  1,081,000 Evergreen Joint Repurchase Agreement, (5.02% dated
             12/31/98 due 1/4/99, maturity value $1,081,603)(a)
             ....................................................     1,081,000
                                                                    -----------

            Total Investments-- (cost $43,020,600).........    98.8%  42,755,146
            Other Assets and Liabilities - net.............     1.2      535,667
                                                              -----  -----------
            Net Assets - ..................................   100.0% $43,290,813
                                                              =====  ===========

(a) The repurchase agreement is fully collateralized by U. S. Treasury and/or federal agency obligations based on market prices plus accrued interest at December 31, 1998.

Summary of Abbreviations:

CMO  Collateralized Mortgage Obligation
CMT  1, 3, or 5 year Constant Maturity Treasury Index
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
LIBOR London Interbank Overnight Rate
WTAL 1 to 3 year Weekly Treasury Average Lookback

                  See Combined Notes to Financial Statements.

                            Schedule of Investments
                         December 31, 1998 (Unaudited)

  Principal
   Amount                                  Value
 ASSET-BACKED SECURITIES - 3.8% (b)
 $ 1,000,000 California
              Infrastructure
              PG&E, Series 1997-1
              Certificate, Class A4
              (Est. Maturity 2000),
              6.16%, 6/25/03.........   $  1,017,330
   2,500,000 Contimortgage Home
              Equity
              Loan Trust,
              Series 1998-1 Class A6
              (Est. Maturity 2003),
              6.58%, 12/15/18........      2,532,800
     895,953 CoreStates Home Equity
              Trust,
              Series 1994-1 Class A
              (Est. Maturity 2000),
              6.65%, 5/15/09.........        909,356
   2,000,000 Salomon Brothers
              Mortgage, Inc.,
              Series 1998-NC7
              (Est. Maturity 2003),
              6.70%, 1/25/29.........      1,997,813
   1,000,000 Southern Pacific Secured
              Assets Corp.,
              Series 1996-3 Class A4
              (Est. Maturity 2002),
              7.60%, 10/25/27........      1,045,023
                                        ------------
             Total Asset-Backed
              Securities
              (cost $7,386,834)......      7,502,322
                                        ------------
 CORPORATE BONDS - 58.0%
             Aerospace & Defense -
              4.6%
     500,000 BE Aerospace, Inc.,
              Sr. Sub. Notes
              9.50%, 11/1/08 (a).....        528,750
   3,675,000 Boeing, Inc.,
              Deb.,
              8.10%, 11/15/06........      4,170,574
   3,000,000 Lockheed Martin Corp.,
              Notes,
              7.25%, 5/15/06.........      3,245,730
     500,000 Northrop Grumman Corp.,
              Notes,
              7.00%, 3/1/06..........        520,840
     500,000 Sequa Corp.,
              Sr. Notes,
              8.75%, 12/15/01........        511,250
                                        ------------
                                           8,977,144
                                        ------------
             Automotive Equipment &
             Manufacturing - 0.9%
     950,000 Ford Motor Co.,
              Deb.,
              9.00%, 9/15/01.........      1,035,529
     750,000 Hayes Lemmerz
              International, Inc.,
              8.25%, 12/15/08........        750,000
                                        ------------
                                           1,785,529
                                        ------------
             Banks - 4.0%
   1,000,000 Amsouth Bancorp.,
              Sub. Deb., Puttable
              2005,
              6.75%, 11/1/25.........      1,046,670
   2,500,000 Bank One Texas N. A.,
              Sub. Notes,
              6.25%, 2/15/08.........      2,578,600
   2,000,000 NationsBank Corp.,
              Sub. Notes,
              8.125%, 6/15/02........      2,162,060

  Principal
   Amount                                     Value
 CORPORATE BONDS - continued
             Banks - continued
 $ 2,000,000 Suntrust Banks, Inc.,
              Sr. Bond,
              6.00%, 1/15/28...........     $  2,043,760
                                          --------------
                                               7,831,090
                                          --------------
             Building, Construction & Furnishings -
              0.1%
     200,000 MDC Holdings, Inc.,
              Sr. Notes,
              8.375%, 2/1/08...........          197,000
                                          --------------
             Business Equipment & Services - 1.3%
   1,000,000 Lucent Technologies, Inc.,
              Notes
              5.50%, 11/15/08..........        1,010,430
     500,000 Paging Network, Inc.,
              Sr. Sub. Notes,
              8.875%, 2/1/06...........          455,000
     500,000 United Rentals, Inc.,
              Sr. Sub. Notes,
              9.25%, 1/15/09 (a).......          503,750
     500,000 Williams Scotsman, Inc.,
              Sr. Sub. Notes,
              9.875%, 6/1/07...........          510,000
                                          --------------
                                               2,479,180
                                          --------------
             Cable/Other Video Distribution - 1.5%
     750,000 Century Communications
              Corp.,
              Sr. Notes,
              9.75%, 2/15/02...........          806,250
   1,000,000 Comcast Cable
              Communications I,
              Sr. Notes,
              6.20%, 11/15/08..........        1,016,600
     500,000 Jones Intercable, Inc.,
              Sr. Notes,
              9.625%, 3/15/02..........          538,750
     500,000 Marcus Cable Operating Co.
              LP,
              Gtd. Sr. Sub. Disc.
              Notes,
              Step Bond,
              (Eff. Yield 7.43%) (c),
              0.00%, 8/1/04............          501,250
                                          --------------
                                               2,862,850
                                          --------------
             Chemical & Agricultural Products - 1.1%
   1,164,000 Dow Chemical Co.,
              Deb.,
              8.625%, 4/1/06...........        1,337,273
     300,000 International Specialty
              Products Holdings, Inc.,
              Sr. Notes, Series B,
              9.00%, 10/15/03..........          316,500
     500,000 Polymer Group, Inc.,
              Sr. Sub. Notes, Series B,
              9.00%, 7/1/07............          495,000
                                          --------------
                                               2,148,773
                                          --------------
             Communication Systems & Services - 10.4%
     500,000 AT&T Credit Corp.,
              Series D, MTN,
              9.85%, 3/15/99...........          509,075
   2,600,000 Bell Telephone Co. of PA,
              Deb.,
              8.35%, 12/15/30..........        3,384,810
     950,000 Centennial Cellular Corp.,
              Sr. Notes,
              8.875%, 11/1/01..........        1,007,000

                         December 31, 1998 (Unaudited)

  Principal
   Amount                                                              Value
 CORPORATE BONDS - continued
             Communication Systems & Services - continued
 $   500,000 Echostar Communications Corp.,
              Step Bond,
              (Eff. Yield 8.21%) (c)
              0.00%, 6/1/04......................................   $    515,000
   5,000,000 GTE Corp.,
              Deb.,
              6.46%, 4/15/08.....................................      5,326,000
     500,000 Jordan Telecommunication Products,
              Sr. Notes,
              9.875%, 8/1/07.....................................        500,000
     400,000 K III Communications Corp.,
              8.50%, 2/1/06......................................        412,000
   1,000,000 Lenfest Communications, Inc.,
              Sr. Secd. Notes,
              8.37%, 11/1/05.....................................      1,080,000
   1,000,000 MCI Communications Corp.,
              Puttable and Callable @100,
              4/15/02 (Eff. Yield 6.23%) (c),
              Notes,
              6.12%, 4/15/02.....................................      1,015,220
   1,560,000 MCI Worldcom, Inc.,
              Notes,
              7.75%, 4/1/07......................................      1,762,254
     500,000 Olympus Communications LP,
              Sr. Notes,
              10.625%, 11/15/06..................................        546,250
     500,000 Price Communications Wireless,
              Sr. Secd. Notes,
              9.125%, 12/15/06 (a)...............................        505,000
     525,000 Qwest Communications
              International, Inc.,
              Sr. Notes,
              7.50%, 11/1/08 (a) ................................        548,625
   1,000,000 Sprint Capital Corp.,
              6.125%, 11/15/08...................................      1,021,830
   2,000,000 TCI Communications, Inc.,
              Sr. Notes,
              8.00%, 8/1/05......................................      2,251,580
                                                                    ------------
                                                                      20,384,644
                                                                    ------------
             Consumer Products & Services - 1.3%
     800,000 American Greetings Corp.,
              Notes,
              6.10%, 8/1/28......................................        820,368
   1,164,000 General Mills, Inc.,
              Series B, MTN,
              9.00%, 12/20/02....................................      1,310,815
     500,000 Westpoint Stevens, Inc.,
              Sr. Notes,
              7.875%, 6/15/05....................................        512,500
                                                                    ------------
                                                                       2,643,683
                                                                    ------------
             Environmental Services - 0.5%
   1,000,000 Allied Waste North America,
              Sr. Notes,
              7.375%, 1/1/04 (a) ................................      1,005,000
                                                                    ------------
             Finance & Insurance - 10.5%
   1,000,000 Beneficial Corp.,
              Series I, MTN,
              6.25%, 2/18/13.....................................      1,027,310
   1,250,000 Chase Manhattan Corp.,
              Sub. Notes,
              9.375%, 7/1/01.....................................      1,362,475

  Principal
   Amount                                                             Value
 CORPORATE BONDS - continued
             Finance & Insurance - continued
 $ 1,000,000 CIT Group Holdings, Inc.,
              MTN,
              9.25%, 3/15/01....................................   $  1,077,740
   2,000,000 Fleet Financial Group, Inc.,
              Notes,
              6.50%, 3/15/08....................................      2,105,780
   2,000,000 General Electric Capital Corp.,
              Deb.,
              8.75%, 5/21/07....................................      2,441,480
   1,650,000 GS Escrow Corp.,
              Sr. Notes,
              6.75%, 8/1/01 (a).................................      1,636,222
     800,000 Harris BanCorp.,
              Sub. Notes,
              9.375%, 6/1/01....................................        866,008
   2,000,000 Mellon Financial Co.,
              Sr. Notes,
              5.75%, 11/15/03...................................      2,010,820
     875,000 Paine Webber Group, Inc.,
              Sr. Notes,
              8.25%, 5/1/02.....................................        927,185
     500,000 Presidential Life Insurance Corp.,
              Sr. Notes,
              9.50%, 12/15/00...................................        511,250
             Prudential Insurance Co.:
   2,000,000  Notes,
              7.125%, 7/1/07....................................      2,132,600
   3,000,000  Sr. Notes,
              6.375%, 7/23/06...................................      3,069,420
             Reliance Group Holdings, Inc.:
     500,000  Sr. Sub. Deb.,
              9.75%, 11/15/03...................................        521,680
   1,000,000  Sr. Notes,
              9.00%, 11/15/00...................................      1,041,550
                                                                   ------------
                                                                     20,731,520
                                                                   ------------
             Food & Beverage Products - 1.4%
     250,000 Aurora Foods, Inc.,
              Sr. Sub. Notes,
              9.875%, 2/15/07...................................        272,500
     750,000 Chiquita Brands International, Inc.,
              Sr. Notes,
              9.625%, 1/15/04...................................        776,250
   1,000,000 Coca Cola Enterprises, Inc.,
              Notes,
              5.75%, 11/1/08....................................      1,007,400
     600,000 Fleming Companies, Inc.,
              Sr. Notes,
              10.625%, 12/15/01.................................        618,000
                                                                   ------------
                                                                      2,674,150
                                                                   ------------
             Gaming - 0.3%
     250,000 Grand Casino, Inc.,
              Gtd. First Mtge. Notes,
              10.125%, 12/1/03..................................        272,500
     400,000 Station Casinos, Inc.,
              Sr. Sub. Notes,
              9.625%, 6/1/03....................................        420,000
                                                                   ------------
                                                                        692,500
                                                                   ------------

                         December 31, 1998 (Unaudited)

  Principal
   Amount                                                            Value
 CORPORATE BONDS - continued
             Healthcare Products & Services - 0.9%
 $ 1,164,000 Baxter International, Inc.,
              Notes,
              7.25%, 2/15/08...................................   $  1,273,439
     200,000 Mariner Post Acute Network, Inc.,
              Sr. Sub. Notes,
              9.50%, 11/1/07...................................        161,500
     250,000 Tenet Healthcare Corp.,
              Sr. Notes,
              7.875%, 1/15/03..................................        255,000
                                                                  ------------
                                                                     1,689,939
                                                                  ------------
             Information Services & Technology - 0.1%
     250,000 American Radio Systems Corp.,
              9.00%, 2/1/06....................................        271,875
                                                                  ------------
             Iron & Steel - 1.0%
     850,000 Armco, Inc.,
              Sr. Notes,
              9.375%, 11/1/00..................................        860,625
     350,000 Bethlehem Steel Corp.,
              Sr. Notes,
              10.375%, 9/1/03..................................        367,500
     750,000 Wheeling Pittsburgh Corp.,
              Sr. Notes,
              9.375%, 11/15/03.................................        814,688
                                                                  ------------
                                                                     2,042,813
                                                                  ------------
             Leisure & Tourism - 1.5%
   1,000,000 Caesar's World, Inc.,
              Sr. Sub. Notes,
              8.875%, 8/15/02..................................        985,000
     500,000 Host Marriot Hotels Properties, Inc.,
              Sr. Notes, Series B,
              7.875%, 8/1/08...................................        486,875
     405,000 Host Marriott Travel Plazas, Inc.,
              Sr. Secd. Notes, Series B,
              9.50%, 5/15/05...................................        424,238
     500,000 Players International, Inc.,
              Sr. Notes,
              10.875%, 4/15/05.................................        540,000
     500,000 Prime Hospitality Corp.,
              First Mtge. Notes,
              9.25%, 1/15/06...................................        520,000
                                                                  ------------
                                                                     2,956,113
                                                                  ------------
             Metals & Mining - 0.5%
     400,000 Golden Northwest Aluminum Inc.,
              12.00%, 12/15/06 (a).............................        402,000
     500,000 Kaiser Aluminum & Chemical Corp.,
              Sr. Notes,
              9.875%, 2/15/02..................................        495,000
                                                                  ------------
                                                                       897,000
                                                                  ------------
             Machinery - Diversified - 0.1%
     200,000 Eagle Picher Industries, Inc.,
              Sr. Sub. Notes,
              9.375%, 3/1/08...................................        189,000
                                                                  ------------
             Manufacturing - Distributing - 0.1%
     250,000 Mark IV Industries, Inc.,
              Sr. Sub. Notes,
              7.50%, 9/1/07....................................        237,500
                                                                  ------------

  Principal
   Amount                                                             Value
 CORPORATE BONDS - continued
             Oil/Energy - 2.1%
 $ 2,000,000 KN Energy, Inc.,
              Deb.,
              7.35%, 8/1/26.....................................   $  2,102,800
   2,000,000 Transocean Offshore, Inc.,
              Notes,
              7.45%, 4/15/27....................................      2,037,280
                                                                   ------------
                                                                      4,140,080
                                                                   ------------
             Paper & Packaging - 0.7%
     500,000 Container Corp. of America,
              Sr. Notes, Series A,
              11.25%, 5/1/04....................................        520,000
             Stone Container Corp.:
     700,000  Sr. Notes,
              9.875%, 2/1/01....................................        710,500
     200,000  Sr. Sub. Notes,
              11.00%, 8/15/99...................................        201,000
                                                                   ------------
                                                                      1,431,500
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 2.7%
             Comcast Corp.,
              Sr. Sub. Deb.:
   1,000,000  9.375%, 5/15/05...................................      1,073,010
     250,000  9.50%, 1/15/08....................................        264,375
     200,000 Hollinger International Publishing,
              Sr. Sub. Notes,
              9.25%, 2/1/06.....................................        210,000
   2,327,000 Loews Corp.,
              Notes,
              6.75%, 12/15/06...................................      2,362,580
     200,000 Sinclair Broadcast Group, Inc.,
              Sr. Sub. Notes,
              10.00%, 9/30/05...................................        212,000
   1,000,000 Time Warner Entertainment, Inc.,
              Notes,
              9.625%, 5/1/02....................................      1,120,040
                                                                   ------------
                                                                      5,242,005
                                                                   ------------
             Real Estate - 1.5%
   1,900,000 EOP Operating LP,
              Sr. Notes,
              6.375%, 2/15/03 (a)...............................      1,875,756
   1,000,000 Glenborough Properties LP,
              Sr. Notes,
              7.625%, 3/15/05...................................        996,110
                                                                   ------------
                                                                      2,871,866
                                                                   ------------
             Retailing & Wholesale - 1.5%
   2,000,000 Fred Meyer, Inc.,
              Notes,
              7.15%, 3/1/03.....................................      2,081,200
     500,000 Great Atlantic & Pacific Tea, Inc.,
              Sr. Notes,
              7.70%, 1/15/04....................................        516,000
     500,000 Southland Corp.,
              Sr. Sub. Deb.,
              5.00%, 12/15/03...................................        440,000
                                                                   ------------
                                                                      3,037,200
                                                                   ------------

                         December 31, 1998 (Unaudited)

  Principal
   Amount                                                              Value
 CORPORATE BONDS - continued
             Transportation - 2.3%
 $ 2,000,000 CSX Corp.,
              Notes,
              6.25%, 10/15/08....................................   $  2,029,100
   1,650,000 Norfolk Southern Corp.,
              Notes,
              7.05%, 5/1/37......................................      1,785,019
     500,000 Sea Containers Ltd.,
              Sr. Notes,
              7.875%, 2/15/08 (a)................................        480,000
     200,000 U.S. Airways, Inc.,
              Equipment Test Certificate
              Series 88-D,
              9.80%, 1/15/00.....................................        204,160
                                                                    ------------
                                                                       4,498,279
                                                                    ------------
             Utilities - 5.1%
   1,000,000 Alabama Power Co.,
              Sr. Notes,
              5.375%, 10/1/08....................................        984,945
   3,000,000 Commonwealth Edison Co.,
              8.00%, 5/15/08.....................................      3,400,920
   1,000,000 Long Island Lighting Co.,
              Deb.,
              7.30%, 7/15/99.....................................      1,011,370
     500,000 National Rural Utilities Cooperative Finance,
              5.00%, 10/1/02.....................................        491,655
   2,000,000 Oklahoma Gas & Electric Co.,
              Sr. Notes,
              6.65%, 7/15/27.....................................      2,188,720
   2,000,000 Yorkshire Power Finance Ltd.,
              6.496%, 2/25/08....................................      2,006,180
                                                                    ------------
                                                                      10,083,790
                                                                    ------------
             Total Corporate Bonds
              (cost $111,691,743)................................    114,002,023
                                                                    ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.7% (b)
     500,000 Chase Commercial Mtge.
              Securities Corp.,
              Series 1997-1 Class B
              (Est. Maturity 2007),
              7.37%, 4/19/07.....................................        536,887
     881,733 Criimi Mae Financial Corp.,
              Series 1 Class A
              (Est. Maturity 2004),
              7.00%, 1/1/33......................................        902,123
   2,000,000 DLJ Commercial Mtge. Corp.,
              Series 1998-CF2
              (Est. Maturity 2009),
              6.48%, 11/12/31....................................      2,034,375
   1,000,000 FNMA,
              Series 1993-248, Class SA,
              REMIC (Est. Maturity 2004),
              4.77%, 8/25/23 (b)(d)..............................        944,300
   1,945,704 Independent National Mtge. Corp.,
              Series 1997-A Class A
              (Est. Maturity 2004),
              7.79%, 12/26/26 (a)................................      1,894,629
     500,000 Merrill Lynch Trust,
              Series 35 Class G
              (Est. Maturity 2005),
              8.45%, 11/1/18.....................................        521,250

 Principal
   Amount                                                               Value
 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
            Morgan Stanley Capital I, Inc.:
 $  650,000  Series 1998-HF2
             (Est. Maturity 2009),
             6.71%, 11/15/30......................................   $   682,731
    700,000  Series 1997-C1 Class B
             (Est. Maturity 2006),
             7.69%, 2/15/20.......................................       761,638
            Nationslink Funding Corp.
    975,000  Series 1998-2 Class C
             (Est. Maturity 2009),
             6.80%, 7/20/30.......................................     1,022,227
  3,133,030  Series 1998-2 Class B
             (Est. Maturity 2007),
             6.64%, 1/20/08.......................................     3,180,025
    860,998 Paine Webber Mtge. Acceptance Corp.,
             Series 1993-4 Class M1
             (Est. Maturity 2002),
             7.50%, 5/25/23.......................................       864,496
    583,773 PNC Mtge. Securities Corp.,
             Series 1997-4 Class 2PP1,
             REMIC (Est. Maturity 2000),
             7.50%, 7/25/27.......................................       589,518
            Resolution Trust Corp.:
     83,418  Series 1992 C Class A1
             (Est. Maturity 1999),
             8.80%, 8/25/23.......................................        83,223
  1,080,600  Series 1992-3 Class A2,
             REMIC (Est. Maturity 1999),
             7.25%, 11/1/98.......................................     1,077,190
    805,384  Series 1992-3 Class A3,
             REMIC (Est. Maturity 1999),
             6.87%, 11/1/98.......................................       802,851
  1,116,311  Series 1995-1 Class A2C
             (Est. Maturity 1999),
             7.50%, 10/25/28......................................     1,120,023
                                                                     -----------
            Total Collateralized Mortgage Obligations
             (cost $16,522,807)...................................    17,017,486
                                                                     -----------
 FOREIGN BONDS - (Non-US Dollar Denominated) - 5.7%
  5,675,000 Canada Government,
        CAD  6.00%, 6/1/08........................................     4,019,096
 10,582,000 Nykredit,
        DKK  Series ANN,
             6.00%, 10/1/26.......................................     1,664,375
 34,710,000 Realkredit Danmark,
        DKK  6.00%, 10/1/26.......................................     5,452,769
                                                                     -----------
            Total Foreign Bonds - (Non-US Dollar Denominated)
             (cost $10,402,020)...................................    11,136,240
                                                                     -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.9%
  2,500,000 Farm Credit Systems
             Financial Assistance Corp.,
             Bonds, Series A-05,
             8.80%, 6/10/05.......................................     2,974,600
            FHLB:
  2,860,000  5.125%, 9/15/03......................................     2,859,113
  1,000,000  5.80%, 9/2/08........................................     1,035,000
    750,000 FHLMC,
             6.70%, 1/5/07........................................       813,045
                                                                     -----------
            Total U.S. Government Agency Obligations
             (cost $7,321,023)....................................     7,681,758
                                                                     -----------

                         December 31, 1998 (Unaudited)

  Principal
   Amount                                                              Value
 U.S. TREASURY OBLIGATIONS - 7.3%
 $ 4,350,000 U.S. Treasury Notes,
              6.125%, 8/15/07....................................   $  4,751,027
  15,180,000 U.S. Treasury STRIPs,
              (Eff. Yield 9.30%) (c)
              0.00%, 5/15/08 ....................................      9,586,777
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $13,932,164).................................     14,337,804
                                                                    ------------
 YANKEE OBLIGATIONS - 7.8%
     675,000 Bayerische Landesbank Girozen, New York,
              Sr. Notes, Series D,
              6.20%, 2/9/06......................................        688,770
     500,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/08.....................................        498,750
   1,000,000 Group Videotron Ltd.,
              Sr. Notes,
              10.625%, 2/15/05...................................      1,082,760
     250,000 Imax Corp.,
              Sr. Notes,
              7.875%, 12/1/05....................................        251,875
   2,000,000 Manitoba Province, Canada,
              Notes,
              8.00%, 4/15/02.....................................      2,171,780
     500,000 National Westminster Bancorp.,
              Sub. Notes,
              9.375%, 11/15/03...................................        578,495
   2,000,000 Nippon Telegraph & Telephone Corp.,
              Notes,
              6.00%, 3/25/08.....................................      2,100,340

 Principal
   Amount                                                             Value
 YANKEE OBLIGATIONS - continued
 $1,000,000 Petroleum Geo Services,
             Notes,
             7.50%, 3/31/07.....................................   $  1,035,180
  1,000,000 Rogers Cablesystems Ltd.,
             Notes,
             9.625%, 8/1/02.....................................      1,075,000
  1,000,000 Svenska Handelsbanken,
             Sub. Notes,
             8.35%, 7/15/04.....................................      1,112,420
  2,000,000 United Utilities PLC,
             Notes,
             6.45%, 4/1/08......................................      2,039,900
    700,000 Westpac Banking Corp.,
             Sub. Deb.,
             9.125%, 8/15/01....................................        757,162
  2,000,000 YPF Sociedad Anonima,
             Sr. Notes,
             7.25%, 3/15/03.....................................      1,875,280
                                                                   ------------
            Total Yankee Obligations
             (cost $14,712,405).................................     15,267,712
                                                                   ------------
 REPURCHASE AGREEMENT - 3.1% (cost $6,043,000)
 $6,043,000 Evergreen Joint Repurchase Agreement, in a joint trading account, 5.02%, dated 12/31/98 due 1/4/99,
             maturity value $6,046,371 (e)......................      6,043,000
                                                                   ------------

             Total Investments -(cost $188,011,996).......    98.3%  192,988,345
             Other Assets and Liabilities - net...........     1.7     3,424,115
                                                             -----  ------------
             Net Assets -.................................   100.0% $196,412,460
                                                             =====  ============

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the securities act of 1933, as amended. These securities have been determined to be liquid un-der guidelines established by the Board of Trustees.
(b) The estimated maturity of a Collateralized Mortgage Obligation or Asset Backed Security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(c) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Inverse floater, resets monthly.
(e) The repurchase agreements are fully collateralized by U.S. Treasury and/or federal agency obligations based on market prices plus accrued interest at December 31, 1998.

Summary of Abbreviations

 CAD    Canadian Dollar
 DKK    Danish Krone
 FHLB   Federal Home Loan Bank
 FHLMC  Federal Home Loan Mortgage Corporation
 FNMA   Federal National Mortgage Association
 GNMA   Government National Mortgage Association
 MTN    Medium Term Note
 REMIC  Real Estate Mortgage Investment Conduit
 STRIPs Separate Trading of Registered Interest and Principal Securities

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Currency Exchange Contracts to Sell:

 Exchange                             U.S. Value at   In Exchange  Unrealized
   Date      Contracts to Deliver   December 31, 1998 for U.S. $  Appreciation
----------------------------------------------------------------------------------
 3/15/1999  45,000,000 Danish Krone    $7,084,661     $7,162,298    $77,637
                                                                               ===

                  See Combined Notes to Financial Statements.

                            Schedule of Investments
                         December 31, 1998 (Unaudited)

  Principal
   Amount                                                              Value
 MORTGAGE-BACKED SECURITIES - 40.2%
             FHLMC:
 $   186,595 5.60%, 2/15/13......................................   $    186,276
   8,258,272 6.50%, 9/1/08.......................................      8,408,077
   5,994,065 6.50%, 11/1/09......................................      6,102,798
      49,385 7.53%, 8/1/19.......................................         51,353
      25,397 7.90%, 12/1/20......................................         25,903
   2,761,554 FHLMC Gold,
              9.00%, 1/1/17......................................      2,953,096
             FNMA:
   2,344,513 6.00%, 2/1/08.......................................      2,356,657
     648,325 6.00%, 5/1/11.......................................        651,398
   3,936,476 6.37%, 3/1/06.......................................      4,044,520
   3,500,000 6.40%, 12/1/07......................................      3,666,978
   3,000,000 6.50%, 6/25/22......................................      3,037,072
   2,453,589 7.00%, 12/1/99......................................      2,477,143
   2,081,925 7.00%, 8/1/01.......................................      2,126,250
  10,954,526 7.00%, 4/1/11.......................................     11,210,315
   2,959,883 7.00%, 3/1/24.......................................      3,025,416
   5,896,387 7.50%, 8/1/26.......................................      6,062,842
      48,338 7.92%, 6/1/19.......................................         50,441
     177,682 8.50%, 12/1/01......................................        182,914
             GNMA:
   9,296,820 6.50%, 2/15/27......................................      9,402,897
   1,591,917 7.00%, 3/15/28......................................      1,630,728
     137,477 8.00%, 3/15/17......................................        144,297
     220,195 9.00%, 9/15/21......................................        236,519
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $66,345,290).................................     68,033,890
                                                                    ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.1%
     993,000 Federal Agricultural Mortgage Corp. MTN,
              7.37%, 8/1/06......................................      1,078,940
             FHLB:
   5,000,000 5.50%, 4/14/00......................................      5,032,970
   1,300,000 8.60%, 1/25/00......................................      1,348,322
   8,500,000 FHLMC,
              7.36%, 6/5/07......................................      9,028,267
             FNMA:
   2,000,000 7.50%, 2/11/02......................................      2,137,396
   2,000,000 7.88%, 2/24/05......................................      2,279,462

  Principal
   Amount                                                             Value
 U.S. GOVERNMENT AGENCY OBLIGATIONS - continued
 $ 4,480,000 FNMA MTN,
              6.16%, 4/3/01.....................................   $  4,591,471
                                                                   ------------
             Total U.S. Government Agency Obligations
              (cost $24,297,121)................................     25,496,828
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 43.3%
   2,500,000 U.S. Treasury Bonds, 11.75%, 11/15/14..............      3,889,845
             U.S. Treasury Notes:
   1,000,000 5.50%, 2/28/99.....................................      1,001,563
   2,500,000 5.63%, 12/31/02....................................      2,582,812
   5,000,000 6.13%, 9/30/00.....................................      5,125,000
   3,000,000 6.13%, 8/15/07.....................................      3,279,375
   8,400,000 6.25%, 4/30/01.....................................      8,699,250
   4,000,000 6.38%, 7/15/99.....................................      4,038,752
  10,750,000 6.63%, 5/15/07.....................................     12,093,750
   1,000,000 6.75%, 4/30/00.....................................      1,026,563
   2,300,000 7.00%, 7/15/06.....................................      2,619,845
  12,250,000 7.13%, 2/29/00.....................................     12,586,875
   4,000,000 7.50%, 10/31/99....................................      4,091,252
   2,000,000 7.50%, 11/15/01....................................      2,150,000
   4,400,000 7.50%, 5/15/02.....................................      4,778,127
   2,500,000 7.88%, 11/15/04....................................      2,896,875
   1,300,000 8.50%, 11/15/00....................................      1,388,563
   1,000,000 8.88%, 2/15/99.....................................      1,005,000
                                                                   ------------
             Total U.S. Treasury Obligations
              (cost $70,659,732)................................     73,253,447
                                                                   ------------
 REPURCHASE AGREEMENT - 1.5% (cost $2,555,877)
   2,555,877 Dresdner Kleinwort Benson N.A., LLC, 4.25% dated
              12/31/98, due 01/04/99, maturity value $2,557,084
              (Collateralized by $2,595,000 U.S. Treasury
              Inflation Index Bonds, 3.625%, due 01/15/08,
              value, including accrued interest $2,610,292).....      2,555,877
                                                                   ------------

             Total Investments -
              (cost $163,858,020).......................    100.1%  169,340,042
             Other Assets and Liabilities - net.........     (0.1)     (225,060)
                                                           ------  ------------
             Net Assets - ..............................   100.00% $169,114,982
                                                           ======  ============

Summary of Abbreviations:
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
MTN  Medium Term Note

                  See Combined Notes to Financial Statements.

                           [LOGO OF EVERGRREN HEADER]
                            Schedule of Investments
                         December 31, 1998 (Unaudited)

  Principal
   Amount                                                               Value

 ASSET-BACKED SECURITIES - 14.7%
 $ 2,885,126 Advanta Home Equity Loan Trust, Series 1992-4, Class
              A1,
              7.20%, 11/25/08.....................................   $  2,917,483
             Amresco Residential
              Securities Mtge. Loan Trust:
   2,302,957 Series 1998-2, Class A1,
             6.50%, 12/25/15......................................      2,307,368
   3,450,000 Series 1998-2, Class A2,
             6.245%, 4/25/22......................................      3,463,058
     957,561 Associates Manufactured Hsg.,
              Series 1997-1, Class A3,
              6.60%, 6/15/28......................................        963,962
   4,000,000 Carco Auto Loan Master Trust,
              Series 1997-1, Class A,
              6.689%, 8/15/04.....................................      4,019,620
   1,750,000 Case Equipment Loan Trust,
              Series 1995-B, Class B,
              6.45%, 9/15/02......................................      1,753,281
   1,999,985 Contimortgage Home Equity
              Loan Trust,
              Series 1996-1, Class A5,
              6.15%, 3/15/11......................................      2,006,415
   2,472,705 Continental Airlines, Inc.,
              Series 1997, Class 1B,
              7.461%, 4/1/13......................................      2,626,569
   5,495,999 Empire Funding Home Loan
              Owner Trust,
              Series 1998-1, Class A4,
              6.64%, 12/25/12.....................................      5,540,215
     700,572 EQCC Home Equity Loan Trust,
              Series 1996-1, Class A2,
              5.82%, 9/15/09......................................        702,341
     291,624 First Bank Auto Receivables
              Grantor Trust,
              Series 1995-A, Class B,
              8.30%, 1/15/00......................................        292,197
     631,088 First Security Auto Grantor Trust,
              Series 1995-A, Class A,
              6.25%, 1/15/01......................................        632,151
   4,133,050 Fleetwood Credit Corp. Grantor Trust, Series 1993- B,
              Class A,
              4.95%, 8/15/08......................................      4,119,225
     679,886 GCC Home Equity Trust,
              Series 1990-1, Class A,
              10.00%, 7/15/05.....................................        679,954
   5,000,000 Iroquois Trust, Indexed
              Amortization Note,
              Series 1997-3, Class A,
              6.68%, 11/10/03 (a).................................      5,038,825
   5,557,703 Life Financial Home Loan
              Owner Trust,
              Series 1997-3, Class A2,
              6.79%, 10/25/11.....................................      5,577,739
   2,877,294 Prudential Securities
              Secured Financing Corp.,
              Series 1994-4, Class A1,
              8.12%, 2/15/25......................................      2,972,547
   2,500,000 Southern Pacific Secured
              Assets Corp.,
              Series 1998-1, Class A6,
              7.08%, 3/25/28......................................      2,601,771

  Principal
   Amount                                                              Value

 ASSET-BACKED SECURITIES - continued
             Western Financial Grantor Trust:
 $ 1,794,338 Series 1995-5, Class A2,
             5.875%, 3/1/02......................................   $  1,802,619
     774,984 Series 1995-4, Class A2,
             6.20%, 2/1/02.......................................        780,327
   4,500,000 WFS Financial Owner Trust,
              Series 1997-D, Class A4,
              6.25%, 3/20/03.....................................      4,569,143
   3,681,641 Xerox Rental Equipment Trust,
              Series 1996-A,
              6.20%, 12/31/99 (a)................................      3,688,544
                                                                    ------------
             Total Asset-Backed Securities
              (cost $58,415,622).................................     59,055,354
                                                                    ------------
 CORPORATE BONDS - 24.0%
             Banks - 5.1%
   3,350,000 Amsouth BanCorp.,
              Sub. Deb.,
              6.75%, 11/1/25.....................................      3,522,944
             Bank One First Chicago NBD Corp.:
   2,000,000 MTN, Series E,
             9.20%, 12/17/01.....................................      2,188,804
   4,000,000 Sub. Notes,
             9.00%, 6/15/99......................................      4,060,892
   3,000,000 BB&T Corp.,
              Sub. Notes,
              6.375%, 6/30/05....................................      3,088,815
   2,000,000 Chase Manhattan Corp.,
              Sub. Notes,
              8.00%, 5/15/04.....................................      1,998,172
   5,000,000 First Security Corp.,
              MTN,
              6.40%, 2/10/03.....................................      5,120,340
     500,000 Security Pacific Corp.,
              Notes,
              10.45%, 5/8/01.....................................        550,097
                                                                    ------------
                                                                      20,530,064
                                                                    ------------
             Finance & Insurance - 10.3%
   2,000,000 American Express Credit Corp.,
              Step Bond (Eff. Yield 5.57%) (b),
              6.25%, 2/10/99.....................................      2,035,902
   3,000,000 Associated P&C Holdings, Inc.,
              Gtd. Sr. Notes,
              6.75%, 7/15/03 (a).................................      3,024,258
   3,000,000 Bear Stearns Co., Inc.,
              Sr. Notes,
              7.625%, 4/15/00....................................      3,071,517
   5,000,000 Case Credit Corp.,
              Gtd. Notes,
              6.125%, 2/15/03....................................      4,927,505
   1,500,000 Duke Capital Corp.,
              Sr. Notes, Series A,
              6.25%, 7/15/05.....................................      1,547,778
   1,000,000 Horace Mann Educators Corp.,
              Sr. Notes,
              6.625%, 1/15/06....................................      1,047,471
             Lehman Brothers Holdings, Inc.:
   2,500,000 MTN,
             6.84%, 10/7/99......................................      2,512,565

                           [LOGO OF EVERGREEN HEADER]
                       Schedule of Investments(continued)
                         December 31, 1998 (Unaudited)

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Finance & Insurance - continued
             Lehman Brothers Holdings, Inc.:
 $ 5,000,000 Sr. Notes,
             6.625%, 11/15/00..................................   $  5,019,215
   5,000,000 Notes,
             8.875%, 3/1/02....................................      5,340,250
   5,000,000 Metropolitan Life Insurance Co., Surplus Notes,
              7.00%, 11/1/05 (a)...............................      5,307,445
   7,000,000 Salomon, Inc.,
              Sr. Notes,
              7.20%, 2/1/04....................................      7,361,669
                                                                  ------------
                                                                    41,195,575
                                                                  ------------
             Healthcare Products & Services - 1.8%
   7,500,000 Columbia/HCA Healthcare Corp.,
              Notes,
              6.875%, 7/15/01..................................      7,446,337
                                                                  ------------
             Industrial Specialty Products & Services - 2.4%
   5,000,000 Case Corp.,
              Notes,
              6.25%, 12/1/03 (a)...............................      4,997,960
   4,375,000 Johnson Controls, Inc.,
              Notes,
              6.30%, 2/1/08....................................      4,547,690
                                                                  ------------
                                                                     9,545,650
                                                                  ------------
             Telecommunication Services & Equipment - 1.9%
   5,000,000 GTE Corp.,
              Deb.,
              10.25%, 11/1/20..................................      5,723,640
   2,000,000 Worldcom, Inc.,
              Sr. Notes,
              6.125%, 8/15/01..................................      2,034,732
                                                                  ------------
                                                                     7,758,372
                                                                  ------------
             Transportation - 1.3%
   5,000,000 U.S. Airways, Inc.,
              Series 1998-1,
              7.35%, 1/30/18...................................      5,109,225
                                                                  ------------
             Utilities - 1.2%
   5,000,000 LG&E Capital Corp.,
              MTN
              5.75%, 11/1/01 (a)...............................      4,984,135
                                                                  ------------
             Total Corporate Bonds
              (cost $94,781,687)...............................     96,569,358
                                                                  ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.4%
   3,150,000 Chase Commercial Mtge.
              Securities Corp.,
              Series 1996-2, Class C,
              6.90%, 11/19/28..................................      3,263,321
   1,537,185 CMC Securities Corp.,
              Series 1993-D, Class D3,
              10.00%, 7/25/23..................................      1,572,214
   5,000,000 Credit Suisse First Boston
              Mtge. Securities Corp.,
              Series 1998-C1, Class A1B,
              6.48%, 5/17/08...................................      5,176,525
             FHLMC:
   4,139,967 Series 1546, Class D,
             5.75%, 10/15/16...................................      4,138,704
   4,170,070 Series 1991, Class PA,
             6.00%, 3/15/14....................................      4,179,349

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $ 3,000,000 FNMA, REMIC,
              Series 1998-W8, Class A4,
              6.02%, 9/25/28....................................   $  3,029,925
             Potomac Gurnee Finance Corp.:
   2,429,501 Series 1, Class A,
             6.887%, 12/21/26 (a)...............................      2,546,979
   2,500,000 Series 1, Class B,
             7.003%, 12/21/26 (a)...............................      2,592,763
   4,675,444 Prudential Securities
              Secured Financing Corp.,
              Series 1998-C1, Class A1,
              6.105%, 11/15/02..................................      4,723,578
   2,502,585 RMF Commercial Mtge.,
              Series 1997-1, Class A,
              6.38%, 1/15/19 (a)................................      2,525,572
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $33,294,716)................................     33,748,930
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 20.0%
   2,500,000 DLJ Mtge. Acceptance Corp.,
              Series 1993, Class MF7,
              7.95%, 6/18/03....................................      2,655,987
             Federal Housing Administration -  Puttable Project
              Loans:
   4,315,413 7.43%, 11/1/22.....................................      4,670,506
   4,564,092 Merrill Lynch 199,
             8.43%, 2/1/20......................................      4,984,422
   2,808,952 Reilly 18,
             6.875%, 4/1/15.....................................      2,780,862
   1,538,766 Reilly 55,
             7.43%, 3/1/24......................................      1,677,340
   9,479,335 Reilly 64,
             7.43%, 1/1/24......................................     10,259,721
   3,000,000 FHLB,
              5.45%, 10/19/05...................................      3,039,693
             FHLMC:
   2,750,000 6.00%, 5/15/16.....................................      2,796,771
     265,618 10.50%, 9/1/15.....................................        291,526
   2,000,000 Deb.,
             6.97%, 6/16/05.....................................      2,047,878
             FNMA:
   7,000,000 6.85%, 4/5/04......................................      7,531,629
   5,851,820 11.00%, 2/15/25....................................      6,519,699
      18,694 14.00%, 6/1/11.....................................         21,658
   2,952,876 Pool #252106,
             6.00%, 11/1/08.....................................      2,968,172
   2,100,000 REMIC Trust, Series 1992,
             Class G44H,
             8.00%, 11/25/06....................................      2,159,617
   9,000,000 Series 1995-W1, Class A6,
             8.10%, 4/25/25.....................................      9,296,815
   4,000,000 Kidder Peabody Acceptance Corp.,
              Series 1994-C1, Class A,
              6.65%, 2/1/06.....................................      4,094,260
   3,000,000 Nationslink Funding Corp.,
              Commercial Mtge. Certificates,
              Series 1998-C1, Class A1A1,
              6.803%, 1/20/08...................................      3,014,400
   2,000,000 Painewebber Mtge. Acceptance
              Corp. IV, Multifamily Mtge.,
              Series 1996-M1, Class E,
              7.655%, 1/2/12 (a)................................      2,071,250

                           [LOGO OF EVERGREEN HEADER]
                       Schedule of Investments(continued)
                         December 31, 1998 (Unaudited)

  Principal
   Amount                                                              Value

 MORTGAGE-BACKED SECURITIES - continued
 $ 4,672,867 Prudential Home Mtge. Securities,
              Series 1993-39, Class A8,
              6.50%, 10/25/08....................................   $  4,695,927
   2,756,457 Saxon Mtge. Securities Corp.,
              Series 1993-8A, Class 1A2,
              7.375%, 9/25/23....................................      2,775,022
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $77,939,112).................................     80,353,155
                                                                    ------------
 MUNICIPAL BONDS - 0.8% (cost $2,885,285)
   2,900,000 VA Hsg. Dev. Auth.,
              Taxable Subseries A-4,
              7.00%, 1/1/14......................................      3,100,970
                                                                    ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.6%
             FHLB:
   3,000,000 6.043%, 4/28/03.....................................      3,008,400
   4,105,000 6.07%, 8/28/08......................................      4,163,320
             Consolidated Bond:
   1,780,590 6.47%, 9/16/02......................................      1,785,576
   3,300,000 6.54%, 12/12/07.....................................      3,410,606
   9,035,000 FNMA,
              MTN,
              6.92%, 3/19/07.....................................     10,049,603
                                                                    ------------
             Total U.S. Government Agency Obligations
              (cost $22,353,969).................................     22,417,505
                                                                    ------------
 U.S. TREASURY OBLIGATIONS - 18.0%
             U.S. Treasury Notes,
  14,000,000 5.625%, 5/15/08.....................................     14,940,632
   5,000,000 5.75%, 4/30/03......................................      5,203,125
  22,525,000 6.125%, 8/15/07.....................................     24,622,641
   8,000,000 6.25%, 2/15/07......................................      8,777,504
   2,500,000 6.50%, 10/15/06.....................................      2,775,782
   9,000,000 6.625%, 5/15/07.....................................     10,125,000
   4,980,000 7.00%, 7/15/06......................................      5,672,534
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $68,291,636).................................     72,117,218
                                                                    ------------

  Principal
   Amount                                                              Value

 YANKEE OBLIGATIONS - 5.9%
 $ 5,000,000 Boral Limited Australia Co.,
              MTN,
              7.90%, 11/19/99 (a)................................   $  5,097,885
             Korea Dev. Bank, Bond:
   5,000,000 7.25%, 5/15/06......................................      4,578,270
   6,000,000 7.375%, 9/17/04.....................................      5,477,040
   6,000,000 National Bank of Canada,
              Yankee Notes,
              Series B,
              8.125%, 8/15/04....................................      6,661,206
   2,000,000 Ras Laffan Liquefied Natural Gas, Bond,
              7.628%, 9/15/06 (a)................................      1,816,684
                                                                    ------------
             Total Yankee Obligations
              (cost $24,450,580).................................     23,631,085
                                                                    ------------

 REPURCHASE AGREEMENT - 1.8% (cost $7,303,330)
   7,303,330 Dresdner Kleinwort Benson N.A., LLC, 4.25%, dated
              12/31/98, due 01/04/99, maturity value $7,306,779
              (Collateralized by $7,410,000 U.S. Treasury
              Inflation Index Bonds, 3.625%, due 01/15/08, value,
              including accrued interest $7,453,667)..............      7,303,330
                                                                     ------------
             Total Investments -
              (cost $389,715,937).........................     99.2%  398,296,905
             Other Assets and
              Liabilities - net...........................      0.8     3,374,706
                                                             ------  ------------
             Net Assets - ................................    100.0% $401,671,611
                                                             ======  ============

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

Summary of Abbreviations

 FHLB   Federal Home Loan Bank
 FHLMC  Federal Home Loan Mortgage Corporation
 FNMA   Federal National Mortgage Association
 GNMA   Government National Mortgage Association
 MTN    Medium Term Note
 REMIC  Real Estate Mortgage Investment Conduit
 STRIPs Separately Traded Registered Interest and Principal Securities

                  See Combined Notes to Financial Statements.

                      Statements of Assets and Liabilities
                         December 31, 1998 (Unaudited)

                             Capital     Intermediate  Intermediate     Short
                           Preservation      Bond       Government   Intermediate
                               Fund          Fund          Fund          Fund
----------------------------------------------------------------------------------
 Assets
 Investments at cost.....  $43,020,600   $188,011,996  $163,858,020  $389,715,937
  Net unrealized gain or
   loss on securities....     (265,454)     4,976,349     5,482,022     8,580,968
----------------------------------------------------------------------------------
 Investments at market
  value..................   42,755,146    192,988,345   169,340,042   398,296,905
 Cash....................          375            964             0             0
 Receivable for
  investments sold.......            0      1,006,870             0             0
 Principal paydown
  receivable.............      336,566              0             0        74,733
 Receivable for Fund
  shares sold............          700        241,960        78,031       694,975
 Interest receivable.....      322,960      2,766,415     1,818,111     4,960,134
 Unrealized appreciation
  on forward foreign
  currency exchange
  contracts..............            0         77,637             0             0
 Prepaid expenses and
  other assets...........       27,363         77,045        51,133        70,467
----------------------------------------------------------------------------------
   Total assets..........   43,443,110    197,159,236   171,287,317   404,097,214
----------------------------------------------------------------------------------
 Liabilities
 Distributions payable...       78,315        289,861       281,788       764,606
 Payable for Fund shares
  redeemed...............       11,343        284,648     1,772,907     1,412,316
 Advisory fees payable...       19,154         78,163        87,704       169,665
 Distribution fees
  payable................       18,220         51,668             0         7,741
 Due to other related
  parties................          710          2,952         6,265         8,768
 Accrued expenses and
  other liabilities......       24,555         39,484        23,671        62,507
----------------------------------------------------------------------------------
   Total liabilities.....      152,297        746,776     2,172,335     2,425,603
----------------------------------------------------------------------------------
 Net assets..............  $43,290,813   $196,412,460  $169,114,982  $401,671,611
----------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........  $50,444,358   $206,936,106  $183,631,553  $412,210,374
 Distributions in excess
  of net investment
  income.................      (89,077)      (416,425)      (76,748)     (281,479)
 Accumulated net
  realized loss on
  securities and foreign
  currency related
  transactions...........   (6,799,014)   (15,160,813)  (19,921,845)  (18,838,252)
 Net unrealized gain or
  loss on securities and
  foreign currency
  related transactions...     (265,454)     5,053,592     5,482,022     8,580,968
----------------------------------------------------------------------------------
   Total net assets......  $43,290,813   $196,412,460  $169,114,982  $401,671,611
----------------------------------------------------------------------------------
 Net assets consist of
 Class A.................  $15,023,835   $119,547,860  $ 75,778,446  $ 20,086,451
 Class B.................   24,209,509     11,788,312     3,068,870    25,211,516
 Class C.................    4,057,469      5,385,530       209,237     1,546,485
 Class Y.................           --     59,690,758    90,058,429   354,827,159
----------------------------------------------------------------------------------
                           $43,290,813   $196,412,460  $169,114,982  $401,671,611
----------------------------------------------------------------------------------
 Shares outstanding
 Class A.................    1,555,333     13,105,347     7,345,948     2,005,764
 Class B.................    2,504,150      1,290,310       297,492     2,512,521
 Class C.................      420,036        589,527        20,283       154,112
 Class Y.................           --      6,543,645     8,730,265    35,430,952
----------------------------------------------------------------------------------
 Net asset value per
  share
 Class A.................  $      9.66   $       9.12  $      10.32  $      10.01
----------------------------------------------------------------------------------
 Class A -- Offering
  price (based on sales
  charge of 3.25%).......  $      9.98   $       9.43  $      10.67  $      10.35
----------------------------------------------------------------------------------
 Class B.................  $      9.67   $       9.14  $      10.32  $      10.03
----------------------------------------------------------------------------------
 Class C.................  $      9.66   $       9.14  $      10.32  $      10.03
----------------------------------------------------------------------------------
 Class Y.................           --   $       9.12  $      10.32  $      10.01
----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                            Statements of Operations
                 Six Months Ended December 31, 1998 (Unaudited)

                               Capital    Intermediate Intermediate    Short
                             Preservation     Bond      Government  Intermediate
                                 Fund         Fund         Fund         Fund
--------------------------------------------------------------------------------
 Investment income
 Interest (net of foreign
  withholding taxes of $0,
  $4,331, $0 and $0,
  respectively)...........    $1,453,256   $6,965,924   $5,496,877  $13,044,723
--------------------------------------------------------------------------------
 Expenses
 Advisory fee.............       142,983      615,585      534,391      996,239
 Distribution Plan
  expenses................       165,299      236,045      110,013      135,484
 Transfer agent fees......        35,967      219,973      114,410      307,895
 Administrative services
  fees....................         3,578       15,667       23,848       53,353
 Trustees' fees and
  expenses................            69        3,932          436        5,295
 Shareholder reports
  expense.................        11,411       15,259        8,089       16,692
 Custodian fees...........         5,971       43,477       26,796       51,200
 Registration and filing
  fees....................        19,924       57,700       29,339       28,125
 Professional fees........        11,233       12,411        8,274       12,644
 Other....................           304        1,568          262        2,464
--------------------------------------------------------------------------------
  Total expenses..........       396,739    1,221,617      855,858    1,609,391
 Less: Fee credits........          (832)      (4,074)        (604)     (17,844)
  Fee waivers.............       (82,647)    (152,814)     (75,466)           0
--------------------------------------------------------------------------------
  Net expenses............       313,260    1,064,729      779,788    1,591,547
--------------------------------------------------------------------------------
 Net investment income....     1,139,996    5,901,195    4,717,089   11,453,176
--------------------------------------------------------------------------------
 Net realized and
  unrealized gain or loss
  on securities and
  foreign currency related
  transactions
 Realized gain or loss on:
  Securities..............       (15,502)    (268,101)      30,548   (1,896,938)
  Foreign currency related
   transactions...........             0     (251,774)           0            0
--------------------------------------------------------------------------------
 Net realized gain or loss
  on securities and
  foreign currency related
  transactions............       (15,502)    (519,875)      30,548   (1,896,938)
--------------------------------------------------------------------------------
 Net change in unrealized
  gain or loss on
  securities and foreign
  currency related
  transactions............      (332,684)   1,476,045    1,894,853    6,570,094
--------------------------------------------------------------------------------
 Net realized and
  unrealized gain or loss
  on securities and
  foreign currency related
  transactions............      (348,186)     956,170    1,925,401    4,673,156
--------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations..............    $  791,810   $6,857,365   $6,642,490  $16,126,332
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                      Statements of Changes in Net Assets
                 Six Months Ended December 31, 1998 (Unaudited)

                              Capital     Intermediate  Intermediate     Short
                            Preservation      Bond       Government   Intermediate
                                Fund          Fund          Fund          Fund
-----------------------------------------------------------------------------------
 Operations
 Net investment income...   $  1,139,996  $  5,901,195  $  4,717,089  $ 11,453,176
 Net realized gain or
  loss on securities and
  foreign currency
  related transactions...        (15,502)     (519,875)       30,548    (1,896,938)
 Net change in unrealized
  gain or loss on
  securities and foreign
  currency related
  transactions...........       (332,684)    1,476,045     1,894,853     6,570,094
-----------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............        791,810     6,857,365     6,642,490    16,126,332
-----------------------------------------------------------------------------------
 Distributions to
  shareholders from net
  investment income
  Class A................       (447,822)   (3,601,444)   (2,116,092)     (526,354)
  Class B................       (602,065)     (286,095)      (43,329)     (577,788)
  Class C................        (97,617)     (137,551)       (3,921)      (33,345)
  Class Y................              0    (1,911,160)   (2,588,773)  (10,398,062)
-----------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (1,147,504)   (5,936,250)   (4,752,115)  (11,535,549)
-----------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................      4,961,984    17,686,791    21,586,506    80,372,918
 Proceeds from
  reinvestment of
  distributions..........        820,655     3,935,896     2,796,438     6,622,207
 Payment for shares
  redeemed...............    (10,186,325)  (29,776,692)  (39,099,583)  (78,929,364)
-----------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....     (4,403,686)   (8,154,005)  (14,716,639)    8,065,761
-----------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     (4,759,380)   (7,232,890)  (12,826,264)   12,656,544
 Net assets
 Beginning of period.....     48,050,193   203,645,350   181,941,246   389,015,067
-----------------------------------------------------------------------------------
 End of period...........   $ 43,290,813  $196,412,460  $169,114,982  $401,671,611
-----------------------------------------------------------------------------------
 Distributions in excess
  of net investment
  income.................   $    (89,077) $   (416,425) $    (76,748) $   (281,479)
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                      Statements of Changes in Net Assets
                            Year Ended June 30, 1998

                              Capital     Intermediate  Intermediate      Short
                            Preservation      Bond       Government   Intermediate
                                Fund          Fund          Fund          Fund
------------------------------------------------------------------------------------
 Operations
 Net investment income...   $  2,568,924  $  5,462,136  $  6,080,301  $  24,446,841
 Net realized gain or
  loss on securities and
  foreign currency
  related transactions...        162,335        93,422       263,411     (1,189,957)
 Net change in unrealized
  gain or loss on
  securities and foreign
  currency related
  transactions...........       (474,778)      518,784     1,220,668      3,858,427
------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............      2,256,481     6,074,342     7,564,380     27,115,311
------------------------------------------------------------------------------------
 Distributions to
  shareholders from net
  investment income
  Class A................       (887,540)   (2,960,648)   (1,551,596)    (1,003,205)
  Class B................     (1,474,326)     (654,821)      (35,699)    (1,108,182)
  Class C................       (207,058)     (410,056)       (5,115)       (53,200)
  Class Y................              0    (1,652,096)   (4,476,803)   (22,216,773)
------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (2,568,924)   (5,677,621)   (6,069,213)   (24,381,360)
------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................     19,443,143    24,366,074    19,195,384    140,518,437
 Proceeds from shares
  issued in connection
  with the acquisition
  of:
  Blanchard Short-Term
   Flexible Income Fund..              0   116,766,103             0              0
  Evergreen Intermediate
   Term Bond Fund II.....              0    66,213,695             0              0
  Virtus U.S. Government
   Securities Fund.......              0             0   133,551,466              0
 Proceeds from
  reinvestment of
  distributions..........      1,756,964     3,396,992     4,080,093     13,099,071
 Payment for shares
  redeemed...............    (25,657,158)  (36,461,819)  (49,294,072)  (166,012,044)
------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....     (4,457,051)  174,281,045   107,532,871    (12,394,536)
------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     (4,769,494)  174,677,766   109,028,038     (9,660,585)
 Net assets
 Beginning of year.......     52,819,687    28,967,584    72,913,208    398,675,652
------------------------------------------------------------------------------------
 End of year.............   $ 48,050,193  $203,645,350  $181,941,246  $ 389,015,067
------------------------------------------------------------------------------------
 Distributions in excess
  of net investment
  income.................   $    (81,569) $   (381,370) $    (41,722) $    (199,106)
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements(Unaudited)
1. ORGANIZATION

The Evergreen Short and Intermediate Term Bond Funds consist of Evergreen Capi-tal Preservation and Income Fund ("Capital Preservation Fund"), Evergreen In-termediate Term Bond Fund ("Intermediate Bond Fund"), Evergreen Intermediate Term Government Securities Fund ("Intermediate Government Fund") and Evergreen Short Intermediate Bond Fund ("Short Intermediate Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open end management investment company registered under the Invest-ment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal in-stitutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Capital Preservation Fund and Intermediate Bond Fund, along with cer-tain other funds managed by Evergreen Investment Management Company ("EIMC"), (formerly Keystone Investment Management Company), a subsidiary of First

Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Capital Preservation Fund and Intermediate Bond Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on in-vestments and foreign currency related transactions. Net realized foreign cur-rency gain or loss resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the differ-ence between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and is included in realized gain or loss on foreign currency related transactions. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial pur-chase trade date and subsequent sale trade date is included in realized gain or loss on foreign currency related transactions.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing there-on, and the Fund may invest the collateral in portfolio securities, thereby in-creasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts.

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Short Intermediate Fund has incurred and will elect to defer post October losses of $683,000.

I. Distributions
Distributions from net investment income for each Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for mortgage paydown gains and losses and foreign currency related transactions. Certain distributions paid during previous years have been reclassified to conform to current year presentation.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. ACQUISITIONS

The Intermediate Bond Fund was organized for the purpose of combining the as-sets of the Keystone Intermediate Term Bond Fund and Evergreen Intermediate Term Bond Fund II (formerly, the Evergreen Intermediate Term Bond Fund).

On January 21, 1998, prior to the combination of assets into Intermediate Bond Fund, Evergreen Intermediate Term Bond Fund II transferred substantially all of its net assets related to its Class Y shares to Evergreen Select Core Bond Fund, an institutional fund, through a redemption-in-kind in the amount of ap-proximately $108,000,000.

On January 23, 1998, Intermediate Bond Fund acquired all the remaining assets and assumed certain liabilities of Evergreen Intermediate Term Bond Fund II in exchange for Class A, Class B, Class C and Class Y shares of the Intermediate Bond Fund. Also, the Intermediate Bond Fund acquired all the assets and assumed certain liabilities of the Keystone Intermediate Term Bond Fund in exchange for Class A, Class B and Class C shares of Intermediate Bond Fund.

On February 28, 1998, Intermediate Bond Fund acquired all of the assets and as-sumed certain liabilities of Blanchard Short-Term Flexible Income Fund, in an exchange for Class A shares of Intermediate Bond Fund. Also, the Intermediate Government Fund acquired all of the assets and assumed certain liabilities of Virtus U.S. Government Securities Fund, in an exchange for Class A shares of Intermediate Government Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition are as follows:

                                                          Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                    Acquired Fund          Assets Acquired Shares Issued Appreciation After Acquisition
---------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund..  Evergreen Intermediate Term
                          Bond Fund II                    $ 66,213,695     7,287,484    $  616,992    $ 93,235,040
Intermediate Bond Fund..  Blanchard Short-Term Flexible
                          Income Fund                      116,766,103    12,856,531     2,511,574     211,601,433
Intermediate Government   Virtus U.S. Government
 Fund...................  Securities Fund                  133,551,466    13,103,834     1,895,706     201,883,701

4. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

Capital Preservation Fund

                                 Six Months Ended           Year Ended
                                December 31, 1998          June 30, 1998
                               ---------------------  ------------------------
                                Shares     Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..................   213,243  $ 2,065,274   1,684,678  $ 16,480,670
Shares issued in reinvestment
 of distributions............    33,942      329,132      62,340       609,698
Shares redeemed..............  (543,160)  (5,271,184) (1,502,907)  (14,712,976)
-------------------------------------------------------------------------------
Net increase (decrease)......  (295,975) $(2,876,778)    244,111  $  2,377,392
-------------------------------------------------------------------------------
Class B
Shares sold..................   209,940  $ 2,043,260     212,637  $  2,082,936
Shares issued in reinvestment
 of distributions............    41,886      406,325      99,464       974,126
Shares redeemed..............  (421,717)  (4,094,620)   (998,736)   (9,785,685)
-------------------------------------------------------------------------------
Net decrease.................  (169,891) $(1,645,035)   (686,635) $ (6,728,623)
-------------------------------------------------------------------------------
Class C
Shares sold..................    87,847  $   853,450      89,775  $    879,537
Shares issued in reinvestment
 of distributions............     8,790       85,198      17,696       173,140
Shares redeemed..............   (84,571)    (820,521)   (118,346)   (1,158,497)
-------------------------------------------------------------------------------
Net increase (decrease)......    12,066  $   118,127     (10,875) $   (105,820)
-------------------------------------------------------------------------------

Intermediate Bond Fund

                                Six Months Ended             Year Ended
                                December 31, 1998           June 30, 1998
                             ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
 Class A
 Shares sold...............     998,390  $  9,087,057     955,523  $  8,660,565
 Shares issued in
  acquisition of:
 Evergreen Intermediate
  Term Bond Fund II........           0             0     349,314     3,173,762
 Blanchard Short-Term
  Flexible Income Fund.....           0             0  12,856,531   116,766,103
 Shares issued in
  reinvestment of
  distributions............     340,051     3,100,037     263,979     2,392,256
 Shares redeemed...........  (1,857,400)  (16,907,674) (1,958,558)  (17,753,140)
--------------------------------------------------------------------------------
 Net increase (decrease)...    (518,959) $ (4,720,580) 12,466,789  $113,239,546
--------------------------------------------------------------------------------
 Class B
 Shares sold...............     223,085  $  2,037,724     150,439  $  1,368,742
 Shares issued in
  acquisition of Evergreen
  Intermediate Term Bond
  Fund II..................           0             0     129,724     1,180,255
 Shares issued in
  reinvestment of
  distributions............      17,514       159,921      36,150       328,759
 Shares redeemed...........    (133,908)   (1,218,552)   (403,520)   (3,667,231)
--------------------------------------------------------------------------------
 Net increase (decrease)...     106,691  $    979,093     (87,207) $   (789,475)
--------------------------------------------------------------------------------
 Class C
 Shares sold...............      65,919  $    599,865     243,096  $  2,208,772
 Shares issued in
  acquisition of Evergreen
  Intermediate Term Bond
  Fund II..................           0             0       5,677        51,630
 Shares issued in
  reinvestment of
  distributions............      10,590        96,651      30,163       274,457
 Shares redeemed...........     (85,199)     (776,710)   (492,378)   (4,464,809)
--------------------------------------------------------------------------------
 Net decrease..............      (8,690) $    (80,194)   (213,442) $ (1,929,950)
--------------------------------------------------------------------------------

                                                         January 26, 1998
                                                         (Commencement of
                               Six Months Ended        Class Operations) to
                               December 31, 1998           June 30, 1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class Y
Shares sold................    655,020  $  5,962,145   1,335,378  $ 12,127,995
Shares issued in
 acquisition of Evergreen
 Intermediate Term Bond
 Fund II...................          0             0   6,802,769    61,808,048
Shares issued in
 reinvestment of
 distributions.............     63,544       579,287      44,309       401,520
Shares redeemed............ (1,192,179)  (10,873,756) (1,165,196)  (10,576,639)
-------------------------------------------------------------------------------
Net increase (decrease)....   (473,615) $ (4,332,324)  7,017,260  $ 63,760,924
-------------------------------------------------------------------------------

Intermediate Government Fund

                              Six Months Ended             Year Ended
                              December 31, 1998           June 30, 1998
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold...............    480,061  $  4,922,888     230,309  $  2,342,853
Shares issued in
 acquisition of Virtus
 U.S. Government
 Securities Fund..........                            8,857,360    90,273,998
Shares issued in
 reinvestment of
 distributions............    163,681     1,689,362     118,050     1,202,780
Shares redeemed........... (1,237,190)  (12,737,999) (1,323,352)  (13,483,204)
------------------------------------------------------------------------------
Net increase (decrease)...   (593,448) $ (6,125,749)  7,882,367  $ 80,336,427
------------------------------------------------------------------------------
Class B
Shares sold...............    256,109  $  2,649,688      79,762  $    811,849
Shares issued in
 reinvestment of
 distributions............      2,839        29,343       2,377        24,146
Shares redeemed...........    (64,542)     (665,317)    (53,064)     (538,430)
------------------------------------------------------------------------------
Net increase..............    194,406  $  2,013,714      29,075  $    297,565
------------------------------------------------------------------------------
Class C
Shares sold...............     13,871  $    143,430      10,721  $    108,822
Shares issued in
 reinvestment of
 distributions............        294         3,039         496         5,037
Shares redeemed...........     (6,276)      (64,710)        (30)         (306)
------------------------------------------------------------------------------
Net increase..............      7,889  $     81,759      11,187  $    113,553
------------------------------------------------------------------------------
Class Y
Shares sold...............  1,344,945  $ 13,870,500   1,570,425  $ 15,931,860
Shares issued in
 acquisition of Virtus
 U.S. Government
 Securities Fund..........          0             0   4,246,474    43,277,468
Shares issued in
 reinvestment of
 distributions............    104,144     1,074,694     280,814     2,848,130
Shares redeemed........... (2,489,893)  (25,631,557) (3,469,534)  (35,272,132)
------------------------------------------------------------------------------
Net increase (decrease)... (1,040,804) $(10,686,363)  2,628,179  $ 26,785,326
------------------------------------------------------------------------------

Short Intermediate Fund

                            Six Months Ended              Year Ended
                            December 31, 1998            June 30, 1998
                         ------------------------  --------------------------
                           Shares       Amount       Shares        Amount
------------------------------------------------------------------------------
Class A
Shares sold.............    807,300  $  8,061,670      500,922  $   4,955,344
Shares issued in
 reinvestment of
 distributions..........     41,202       411,965       76,079        752,038
Shares redeemed.........   (545,059)   (5,424,755)    (674,862)    (6,681,274)
------------------------------------------------------------------------------
Net increase
 (decrease).............    303,443  $  3,048,880      (97,861) $    (973,892)
------------------------------------------------------------------------------
Class B
Shares sold.............  1,250,520  $ 12,509,726    1,023,010  $  10,138,464
Shares issued in
 reinvestment of
 distributions..........     41,859       419,451       78,547        778,080
Shares redeemed......... (1,067,737)  (10,659,115)  (1,071,136)   (10,623,170)
------------------------------------------------------------------------------
Net increase............    224,642  $  2,270,062       30,421  $     293,374
------------------------------------------------------------------------------
Class C
Shares sold.............     50,411  $    504,139       64,686  $     642,818
Shares issued in
 reinvestment of
 distributions..........      2,911        29,152        4,490         44,480
Shares redeemed.........    (14,483)     (144,772)     (58,395)      (579,321)
------------------------------------------------------------------------------
Net increase............     38,839  $    388,519       10,781  $     107,977
------------------------------------------------------------------------------
Class Y
Shares sold.............  5,942,460  $ 59,297,383   12,608,737  $ 124,781,811
Shares issued in
 reinvestment of
 distributions..........    576,419     5,761,639    1,165,985     11,524,473
Shares redeemed......... (6,283,422)  (62,700,722) (14,971,442)  (148,128,279)
------------------------------------------------------------------------------
Net increase
 (decrease).............    235,457  $  2,358,300   (1,196,720) $ (11,821,995)
------------------------------------------------------------------------------

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended December 31, 1998:

                                     Cost of Purchases                  Proceeds from Sales
                            ----------------------------------- -----------------------------------
                            U.S. Government Non-U.S. Government U.S. Government Non-U.S. Government
                              ---------------------------------------------------------------------
  Capital Preservation
   Fund...................    $ 8,043,100       $   426,000       $ 6,672,560       $         0
  Intermediate Bond Fund..     70,920,834        73,280,379        82,562,672        78,763,060
  Intermediate Government
   Fund...................      5,812,115                 0        19,098,377                 0
  Short Intermediate
   Fund...................     37,827,268        84,486,661        95,146,104        23,721,707

During the six months ended December 31, 1998, the following Funds entered into reverse repurchase agreements as follows:

                                 Average Daily
                                    Balance    Weighted Average Maximum Amount
                                  Outstanding   Interest Rate    Outstanding*
                                            ----------------------------------
  Capital Preservation Fund.....  $  402,895        5.522%        $  500,382
  Intermediate Bond Fund........   1,015,195        5.527%         5,302,459

 * The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

There were no reverse repurchase agreements outstanding at December 31, 1998.

As of June 30, 1998, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                            Expiration
                            --------------------------------------------------------------------------
                              2000      2001       2002       2003       2004       2005       2006
                       -------------------------------------------------------------------------------
  Capital Preservation
   Fund...................        -- $5,685,000 $  197,000 $  642,000 $  254,000         --         --
  Intermediate Bond Fund..  $598,000  2,688,000  9,514,000    118,000    359,000 $1,200,000         --
  Intermediate Government
   Fund...................        --         --  9,743,000  2,020,000  4,450,000  3,660,000 $   39,000
  Short Intermediate
   Fund...................        --         --  6,021,000         --  4,049,000  4,374,000  1,743,000

6. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the Fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the aver-age daily net assets of the class. The Class A shares of the Capital Preserva-tion Fund are currently incurring service fees at a rate of 0.23% of average daily net assets. The service fee for Class A shares of the Short Intermediate Fund is currently limited to 0.10% of average daily net assets. Class B and Class C also pay distribution fees equal to 0.75% of the average daily net as-sets of each respective class. Distribution Plan expenses are calculated daily and paid monthly.

During the six months ended December 31, 1998, amounts accrued or paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                               Distribution        Distribution
                                               fees accrued        fees waived
                                         -------------------------   Class A
                                         Class A  Class B  Class C ------------
                                     ------------------------------
        Capital Preservation Fund....... $ 18,506 $126,305 $20,488        --
        Intermediate Bond Fund..........  153,159   55,963  26,923        --
        Intermediate Government Fund....   99,298    9,823     892   $75,466
        Short Intermediate Fund.........    9,176  119,403   6,905        --

The principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans. Each Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at prime plus 1.00%.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

7. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

EIMC is the investment advisor for the Capital Preservation Fund and the Inter-mediate Bond Fund. In return for providing investment management and adminis-trative services to the Capital Preservation Fund and the Intermediate Bond Fund, the Funds pay EIMC a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of each Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets in-crease, to the average daily net asset value of each Fund.

Evergreen Investment Management ("EIM"), formerly the Capital Management Group, a division of First Union National Bank, serves as the investment advisor to the Intermediate Government Fund and Short Intermediate Fund and is paid a man-agement fee that is computed daily and paid monthly. For the Intermediate Gov-ernment Fund, EIM is entitled to a fee at an annual rate of 0.60% of the Fund's average daily net assets. For the Short Intermediate Fund, EIM is entitled to a fee at an annual rate of 0.50% of the Fund's average daily net assets.

For the six months ended December 31, 1998, the investment advisor of the fol-lowing Funds waived advisory fees as follows:

        Capital Preservation Fund..................................... $ 82,647
        Intermediate Bond Fund........................................  152,814

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the ad-ministrator and BISYS is the sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel.

As sub-administrator to the Funds, BISYS provides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

For the Intermediate Government Fund and the Short Intermediate Fund, the ad-ministrator and sub-administrator for each Fund is entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the invest-ment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets in-crease, to the average daily net asset value of each Fund. The sub-administra-tion fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of each Fund.

During the six months ended December 31, 1998, the Intermediate Government Fund and Short Intermediate Fund paid or accrued the following amounts for adminis-trative services and sub-administration services:

                                               Administration Sub-administration
                                               -------------- ------------------
        Intermediate Government Fund..........    $18,968          $ 4,880
        Short Intermediate Fund...............     42,381           10,972

During the six months ended December 31, 1998, the Capital Preservation Fund and Intermediate Bond Fund reimbursed EIMC $3,578 and $15,667, respectively, for certain administration and accounting expenses.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds. The Funds have entered into an expense offset arrangement with ESC re-lating to certain cash balances held at First Union for benefit of the Funds.

8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENT

Certain of the Evergreen Funds, State Street and a group of banks (collective-ly, the "Banks") entered into a financing agreement, dated December 22, 1997, as amended on November 20, 1998. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility was allocated, un-der the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was sub-ject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facil-ity, which was allocated to all funds. For its assistance in arranging this fi-nancing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and the Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncom-mitted). The remaining terms and conditions of the agreement are unaffected.

During the six months ended December 31, 1998, the Funds had no borrowings un-der this agreement.

11. YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any ad-verse impact on the Funds from this problem.

--------------------------------------------------------------------------------

                                Evergreen Funds

Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt

Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
California Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Municipal Bond Fund
Missouri Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income

Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced

American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income

Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Select Equity Index Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund

Domestic Growth

Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International

Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line

800.346.3858

Investor Services

800.343.2898

Retirement Plan Services
800.247.4075

www.evergreen-funds.com


36263                                                   541496    02/99
--------------------------------------------------------------------------------

                                                                -------------
[LOGO OF EVERGREEN                                               BULK RATE
FUNDS(SM) APPEARS HERE]                                         U.S. POSTAGE
                                                                    PAID
200 Berkeley Street                                             PERMIT NO. 19
Boston, MA 02116                                                 HUDSON, MA
                                                                -------------

Evergreen Short Intermediate Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Statement of Assets and Liabilities
December 31, 1998


                                                                Evergreen Short       Mentor
                                                                  Intermediate     Short-Duration                         Pro Forma
                                                                    Bond Fund     Income Portfolio     Adjustments        Combined
------------------------------------------------------------------------------------------------------------------------------------
Assets
Identified cost of securities                                     $ 389,715,937     $ 233,729,578                       623,445,515
Net unrealized gains or losses on securities                          8,580,968           (58,661)                        8,522,307
------------------------------------------------------------------------------------------------------------------------------------
Market value of securities                                          398,296,905       233,670,917                       631,967,822
Principal paydown receivable                                             74,733           238,194                           312,927
Receivable for securities sold                                                0             3,930                             3,930
Receivable for Fund shares sold                                         694,975         3,633,558                         4,328,533
Interest receivable                                                   4,960,134         1,425,970                         6,386,104
Prepaid expenses and other assets                                        70,467            36,321                           106,788
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                   404,097,214       239,008,890                       643,106,104

Liabilities
Distributions payable                                                   764,606           777,023                         1,541,629
Payable for securities purchased                                              0        47,064,793                        47,064,793
Payable for Fund shares redeemed                                      1,412,316           467,647                         1,879,963
Dollar roll agreement payable                                                 0             8,271                             8,271
Advisory fee payable                                                    169,665                18                           169,683
Distribution Plan expenses payable                                        7,741                 9                             7,750
Due to other related parties                                              8,768            77,387                            86,155
Due to custodian bank                                                         0           384,014                           384,014
Accrued expenses and other liabilities                                   62,507            48,131                           110,638
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                2,425,603        48,827,293                        51,252,896

Net Assets                                                         $401,671,611      $190,181,597                      $591,853,208
===================================================================================================================================


Net assets represented by
Paid-in capital                                                    $412,210,374      $190,508,291                      $602,718,665
Overdistributed net investment income                                  (281,479)         (579,754)                         (861,233)
Accumulated net realized gains or losses on securities              (18,838,252)          311,721                       (18,526,531)
Net unrealized gains or losses on securities                          8,580,968           (58,661)                        8,522,307
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                         $401,671,611      $190,181,597                      $591,853,208
===================================================================================================================================

Class A Shares
Net Assets                                                          $20,086,451      $133,846,569                      $153,933,020
Shares of Beneficial Interest Outstanding                             2,005,764        10,644,844    $ 2,722,355 (a)     15,372,963
Net Asset Value                                                          $10.01            $12.57                            $10.01
Maximum Offering Price (3.25%, 1.00% and 3.25% respectively)             $10.35            $12.70                            $10.35

Class B Shares
Net Assets                                                          $25,211,516       $56,333,960    (56,333,960)(b)    $25,211,516
Shares of Beneficial Interest Outstanding                             2,512,521         4,474,550     (4,474,550)(b)      2,512,521
Net Asset Value                                                          $10.03            $12.59                            $10.03

Class C Shares
Net Assets                                                           $1,546,485                $0    $56,333,960 (b)    $57,880,445
Shares of Beneficial Interest Outstanding                               154,112                 0      5,616,607 (b)      5,770,719
Net Asset Value                                                          $10.03             $0.00                            $10.03

Class Y Shares
Net Assets                                                         $354,827,159            $1,068                      $354,828,227
Shares of Beneficial Interest Outstanding                            35,430,952                83             24 (a)     35,431,059
Net Asset Value                                                          $10.01            $12.87                            $10.01


(a) Reflects the impact of converting shares of the target fund into the survivor fund.
(b) Reflects the impact of converting Mentor Class B shares into Evergreen Class C shares.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Short Intermediate Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Statement of Operations
Year Ended December 31, 1998


                                                               Evergreen Short        Mentor
                                                                 Intermediate     Short-Duration                        Pro Forma
                                                                   Bond Fund     Income Portfolio   Adjustments          Combined
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest income*                                                  $ 26,660,398      $7,386,209                         $ 34,046,607


Expenses
Advisory fees                                                        1,976,606         617,259                            2,593,865
Distribution Plan expenses                                             253,533         459,379      $ 328,013 (h)         1,040,925
Transfer agent fees                                                    521,939         155,156        (55,817)(a)           621,278
Administrative services fees                                           108,748         123,451        (89,491)(b)           142,708
Custodian fees                                                         113,807          99,779        (64,239)(c)           149,347
Trustee's fees                                                          10,676           3,483           (150)(d)            14,009
Registration and filing fees                                            30,694          72,446        (71,924)(e)            31,216
Professional fees                                                       17,557           6,686         (5,468)(f)            18,775
Other                                                                  104,950          34,113         (1,354)(d)           137,709
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                       3,138,510       1,571,752         39,570             4,749,832
Less:  Fee waivers                                                           0        (359,316)       359,316 (g)                 0
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                         3,138,510       1,212,436        398,886             4,749,832
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                               23,521,888       6,173,773       (398,886)           29,296,775

Net realized and unrealized gains or losses on securities
Net realized gains or losses on securities                          (2,553,925)      1,156,432                           (1,397,493)
Net change in unrealized gains or losses on securities               8,137,289        (432,453)                           7,704,836
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains on securities                      5,583,364         723,979              0             6,307,343

Net increase in net assets resulting from operations               $29,105,252      $6,897,752      $(398,886)          $35,604,118
====================================================================================================================================

* Net of interest expense of $0, $441,312, and $441,312 respectively.

(a)  Reflects a decrease based on surviving fund's average account size
(b)  Reflects a decrease based on the surviving fund's administrative rate.
(c)  Reflects a decrease based on surviving fund's custody rate.
(d)  Reflects a decrease based on increase in assets to the combined fund.
(e) Reflects a savings resulting from duplicate state filing and registration fees being eliminated.
(f)  Reflects a savings resulting from duplicate audit fees being eliminated.
(g)  All waivers eliminated as surviving fund does not have an expense limit.
(h) Reflects adjustment for 12b-1 fees of the surviving fund. These fees are 0.25%, 1.00% and 1.00% for Class A, B and C, respectively. Class Y has no 12b-1 fees.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Short Intermediate Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Schedule of Investments
December 31, 1998

                                                                                                               Evergreen Short
                                                                                                            Intermediate Bond Fund
                                                                                                           -------------------------
                                                                                              Maturity                      Market
                                                                                   Coupon       Date        Principal       Value
                                                                                ---------------------------------------------------
ASSET-BACKED SECURITIES - 16.6%
Advanta Home Equity Loan Trust, Ser. 1992-4, Class A1                               7.200 %    11/25/08    $ 2,885,126   $ 2,917,483
Advanta Mortgage Loan Trust                                                         4.750       2/25/10
Advanta Mortgage Loan Trust                                                         5.550       3/25/10
Advanta Mortgage Loan Trust                                                         6.150      10/25/09
AFC Home Equity Loan Trust                                                          6.600       2/25/27
AFG Receivables Trust (a)                                                           7.000       2/15/03
AFG Receivables Trust (a)                                                           6.450       9/15/00
AFG Receivables Trust (a)                                                           7.050       4/15/01
AFG Receivables Trust 1997B                                                         6.200       2/15/03
AFG Receivables Trust 1997A                                                         6.350      10/15/02
Amresco Residential Securities Mtge. Loan Trust, Ser. 1998-2, Class A1              6.500      12/25/15      2,302,957     2,307,368
Amresco Residential Securities Mtge. Loan Trust, Ser. 1998-2, Class A2              6.245       4/25/22      3,450,000     3,463,058
Associates Manufactured Hsg., Ser. 1997-1, Class A3                                 6.600       6/15/28        957,561       963,962
Carco Auto Loan Master Trust, Ser. 1997-1, Class A                                  6.689       8/15/04      4,000,000     4,019,620
Case Equipment Loan Trust, Ser. 1995-B, Class B                                     6.450       9/15/02      1,750,000     1,753,281
COM Trust 1998-4 CLA                                                                5.430       1/15/07
Contimortgage Home Equity Loan Trust, Ser. 1996-1, Class A5                         6.150       3/15/11      1,999,985     2,006,415
Continental Airlines, Inc., Ser. 1997, Class 1B                                     7.461        4/1/13      2,472,705     2,626,569
CS First Boston 1996                                                                6.390       2/25/18
CS First Boston 1996                                                                7.180       2/25/18
Empire Funding Home Loan Owner Trust, Ser. 1998-1, Class A4                         6.640      12/25/12      5,495,999     5,540,215
EQCC Home Equity Loan Trust 1994-1 B                                                5.750       3/15/09
EQCC Home Equity Loan Trust 1998-2                                                  6.159       4/15/08
EQCC Home Equity Loan Trust 1998-A                                                  6.326       1/15/22
EQCC Home Equity Loan Trust, Ser. 1996-1, Class A2                                  5.820       9/15/09        700,572       702,341
Fifth Third Auto Grantor Trust                                                      6.200       9/15/01
First Bank Auto Receivables Grantor Trust, Ser. 1995-A, Class B                     8.300       1/15/00        291,624       292,197
First Security Auto Grantor Trust, Ser. 1995-A, Class A                             6.250       1/15/01        631,088       632,151
Fleetwood Credit Corp. Grantor Trust, Ser. 1993- B, Class A                         4.950       8/15/08      4,133,050     4,119,225
GCC Home Equity Trust, Ser. 1990-1, Class A                                        10.000       7/15/05        679,886       679,954
Iroquois Trust, Indexed Amortization Note, Ser. 1997-3, Class A (a)                 6.680      11/10/03      5,000,000     5,038,825
JCPMT 1998-E                                                                        5.500       6/15/07
Life Financial Home Loan Owner Trust, Ser. 1997-3, Class A2                         6.790      10/25/11      5,557,703     5,577,739
Old Stone Credit Corp.                                                              6.200       6/15/08
Olympic Auto Receivables Trust                                                      7.350      10/15/01
Olympic Auto Receivables Trust, 1994-B A2                                           6.850       6/15/01
Premier Auto Trust                                                                  6.250        6/6/01
Prudential Securities Secured Financing Corp., Ser. 1994-4, Class A1                8.120       2/15/25      2,877,294     2,972,547
Southern Pacific Secured Assets Corp., Ser. 1998-1, Class A6                        7.080       3/25/28      2,500,000     2,601,771
Structure Assets Securities                                                         6.292      10/25/28
The Money Store                                                                     6.275      12/15/22
Union Acceptance Corp. Auto TR97-A                                                  6.480       5/10/04
Union Acceptance Corp.                                                              6.450        7/9/03
Union Acceptance Corp.                                                              6.700        6/8/03
Union Acceptance Corp.                                                              5.750        6/9/03
Western Financial Grantor Trust, Ser. 1995-5, Class A2                              5.875        3/1/02      1,794,338     1,802,618
Western Financial Grantor Trust, Ser. 1995-4, Class A2                              6.200        2/1/02        774,984       780,327
WFS Financial Owner Trust, Ser. 1997-D, Class A4                                    6.250       3/20/03      4,500,000     4,569,143
Xerox Rental Equipment Trust, Ser. 1996-A (a)                                       6.200      12/31/99      3,681,641     3,688,544
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (cost $58,415,622, $38,782,592 and $97,198,214, respectively)                               59,055,354
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Mentor Short-Duration
                                                                                                               Income Portfolio
                                                                                                         --------------------------
                                                                                          Maturity                        Market
                                                                               Coupon       Date          Principal        Value
                                                                            -------------------------------------------------------
ASSET-BACKED SECURITIES - 16.6%
Advanta Home Equity Loan Trust, Ser. 1992-4, Class A1                           7.200 %    11/25/08
Advanta Mortgage Loan Trust                                                     4.750       2/25/10       $ 493,531      $ 487,100
Advanta Mortgage Loan Trust                                                     5.550       3/25/10         323,673        321,055
Advanta Mortgage Loan Trust                                                     6.150      10/25/09         676,421        678,984
AFC Home Equity Loan Trust                                                      6.600       2/25/27       1,499,955      1,500,523
AFG Receivables Trust (a)                                                       7.000       2/15/03         813,298        815,669
AFG Receivables Trust (a)                                                       6.450       9/15/00         198,495        198,310
AFG Receivables Trust (a)                                                       7.050       4/15/01         300,081        300,565
AFG Receivables Trust 1997B                                                     6.200       2/15/03         108,440        108,451
AFG Receivables Trust 1997A                                                     6.350      10/15/02       1,218,225      1,224,436
Amresco Residential Securities Mtge. Loan Trust, Ser. 1998-2, Class A1          6.500      12/25/15
Amresco Residential Securities Mtge. Loan Trust, Ser. 1998-2, Class A2          6.245       4/25/22
Associates Manufactured Hsg., Ser. 1997-1, Class A3                             6.600       6/15/28
Carco Auto Loan Master Trust, Ser. 1997-1, Class A                              6.689       8/15/04
Case Equipment Loan Trust, Ser. 1995-B, Class B                                 6.450       9/15/02
COM Trust 1998-4 CLA                                                            5.430       1/15/07       2,000,000      1,997,417
Contimortgage Home Equity Loan Trust, Ser. 1996-1, Class A5                     6.150       3/15/11
Continental Airlines, Inc., Ser. 1997, Class 1B                                 7.461        4/1/13
CS First Boston 1996                                                            6.390       2/25/18       1,166,240      1,163,800
CS First Boston 1996                                                            7.180       2/25/18       4,000,000      4,085,035
Empire Funding Home Loan Owner Trust, Ser. 1998-1, Class A4                     6.640      12/25/12
EQCC Home Equity Loan Trust 1994-1 B                                            5.750       3/15/09         436,604        435,439
EQCC Home Equity Loan Trust 1998-2                                              6.159       4/15/08       1,926,750      1,933,349
EQCC Home Equity Loan Trust 1998-A                                              6.326       1/15/22       1,350,000      1,359,895
EQCC Home Equity Loan Trust, Ser. 1996-1, Class A2                              5.820       9/15/09
Fifth Third Auto Grantor Trust                                                  6.200       9/15/01         277,701        278,500
First Bank Auto Receivables Grantor Trust, Ser. 1995-A, Class B                 8.300       1/15/00
First Security Auto Grantor Trust, Ser. 1995-A, Class A                         6.250       1/15/01
Fleetwood Credit Corp. Grantor Trust, Ser. 1993- B, Class A                     4.950       8/15/08
GCC Home Equity Trust, Ser. 1990-1, Class A                                    10.000       7/15/05
Iroquois Trust, Indexed Amortization Note, Ser. 1997-3, Class A (a)             6.680      11/10/03
JCPMT 1998-E                                                                    5.500       6/15/07       3,575,000      3,565,914
Life Financial Home Loan Owner Trust, Ser. 1997-3, Class A2                     6.790      10/25/11
Old Stone Credit Corp.                                                          6.200       6/15/08         248,642        249,845
Olympic Auto Receivables Trust                                                  7.350      10/15/01         720,456        723,859
Olympic Auto Receivables Trust, 1994-B A2                                       6.850       6/15/01         473,226        473,218
Premier Auto Trust                                                              6.250        6/6/01       3,800,000      3,844,423
Prudential Securities Secured Financing Corp., Ser. 1994-4, Class A1            8.120       2/15/25
Southern Pacific Secured Assets Corp., Ser. 1998-1, Class A6                    7.080       3/25/28
Structure Assets Securities                                                     6.292      10/25/28       3,603,585      3,603,585
The Money Store                                                                 6.275      12/15/22       4,000,000      4,024,255
Union Acceptance Corp. Auto TR97-A                                              6.480       5/10/04         430,000        437,329
Union Acceptance Corp.                                                          6.450        7/9/03         672,495        675,939
Union Acceptance Corp.                                                          6.700        6/8/03       2,020,000      2,046,857
Union Acceptance Corp.                                                          5.750        6/9/03       2,400,000      2,404,897
Western Financial Grantor Trust, Ser. 1995-5, Class A2                          5.875        3/1/02
Western Financial Grantor Trust, Ser. 1995-4, Class A2                          6.200        2/1/02
WFS Financial Owner Trust, Ser. 1997-D, Class A4                                6.250       3/20/03
Xerox Rental Equipment Trust, Ser. 1996-A (a)                                   6.200      12/31/99
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (cost $58,415,622, $38,782,592 and $97,198,214, respectively)                             38,938,649
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Pro Forma
                                                                                                                  Combined
                                                                                                      ------------------------------
                                                                                          Maturity       Market
                                                                               Coupon       Date        Principal         Value
                                                                            --------------------------------------------------------
ASSET-BACKED SECURITIES - 16.6%
Advanta Home Equity Loan Trust, Ser. 1992-4, Class A1                           7.200 %    11/25/08     $2,885,126      $2,917,483
Advanta Mortgage Loan Trust                                                     4.750       2/25/10        493,531         487,100
Advanta Mortgage Loan Trust                                                     5.550       3/25/10        323,673         321,055
Advanta Mortgage Loan Trust                                                     6.150      10/25/09        676,421         678,984
AFC Home Equity Loan Trust                                                      6.600       2/25/27      1,499,955       1,500,523
AFG Receivables Trust (a)                                                       7.000       2/15/03        813,298         815,669
AFG Receivables Trust (a)                                                       6.450       9/15/00        198,495         198,310
AFG Receivables Trust (a)                                                       7.050       4/15/01        300,081         300,565
AFG Receivables Trust 1997B                                                     6.200       2/15/03        108,440         108,451
AFG Receivables Trust 1997A                                                     6.350      10/15/02      1,218,225       1,224,436
Amresco Residential Securities Mtge. Loan Trust, Ser. 1998-2, Class A1          6.500      12/25/15      2,302,957       2,307,368
Amresco Residential Securities Mtge. Loan Trust, Ser. 1998-2, Class A2          6.245       4/25/22      3,450,000       3,463,058
Associates Manufactured Hsg., Ser. 1997-1, Class A3                             6.600       6/15/28        957,561         963,962
Carco Auto Loan Master Trust, Ser. 1997-1, Class A                              6.689       8/15/04      4,000,000       4,019,620
Case Equipment Loan Trust, Ser. 1995-B, Class B                                 6.450       9/15/02      1,750,000       1,753,281
COM Trust 1998-4 CLA                                                            5.430       1/15/07      2,000,000       1,997,417
Contimortgage Home Equity Loan Trust, Ser. 1996-1, Class A5                     6.150       3/15/11      1,999,985       2,006,415
Continental Airlines, Inc., Ser. 1997, Class 1B                                 7.461        4/1/13      2,472,705       2,626,569
CS First Boston 1996                                                            6.390       2/25/18      1,166,240       1,163,800
CS First Boston 1996                                                            7.180       2/25/18      4,000,000       4,085,035
Empire Funding Home Loan Owner Trust, Ser. 1998-1, Class A4                     6.640      12/25/12      5,495,999       5,540,215
EQCC Home Equity Loan Trust 1994-1 B                                            5.750       3/15/09        436,604         435,439
EQCC Home Equity Loan Trust 1998-2                                              6.159       4/15/08      1,926,750       1,933,349
EQCC Home Equity Loan Trust 1998-A                                              6.326       1/15/22      1,350,000       1,359,895
EQCC Home Equity Loan Trust, Ser. 1996-1, Class A2                              5.820       9/15/09        700,572         702,341
Fifth Third Auto Grantor Trust                                                  6.200       9/15/01        277,701         278,500
First Bank Auto Receivables Grantor Trust, Ser. 1995-A, Class B                 8.300       1/15/00        291,624         292,197
First Security Auto Grantor Trust, Ser. 1995-A, Class A                         6.250       1/15/01        631,088         632,151
Fleetwood Credit Corp. Grantor Trust, Ser. 1993- B, Class A                     4.950       8/15/08      4,133,050       4,119,225
GCC Home Equity Trust, Ser. 1990-1, Class A                                    10.000       7/15/05        679,886         679,954
Iroquois Trust, Indexed Amortization Note, Ser. 1997-3, Class A (a)             6.680      11/10/03      5,000,000       5,038,825
JCPMT 1998-E                                                                    5.500       6/15/07      3,575,000       3,565,914
Life Financial Home Loan Owner Trust, Ser. 1997-3, Class A2                     6.790      10/25/11      5,557,703       5,577,739
Old Stone Credit Corp.                                                          6.200       6/15/08        248,642         249,845
Olympic Auto Receivables Trust                                                  7.350      10/15/01        720,456         723,859
Olympic Auto Receivables Trust, 1994-B A2                                       6.850       6/15/01        473,226         473,218
Premier Auto Trust                                                              6.250        6/6/01      3,800,000       3,844,423
Prudential Securities Secured Financing Corp., Ser. 1994-4, Class A1            8.120       2/15/25      2,877,294       2,972,547
Southern Pacific Secured Assets Corp., Ser. 1998-1, Class A6                    7.080       3/25/28      2,500,000       2,601,771
Structure Assets Securities                                                     6.292      10/25/28      3,603,585       3,603,585
The Money Store                                                                 6.275      12/15/22      4,000,000       4,024,255
Union Acceptance Corp. Auto TR97-A                                              6.480       5/10/04        430,000         437,329
Union Acceptance Corp.                                                          6.450        7/9/03        672,495         675,939
Union Acceptance Corp.                                                          6.700        6/8/03      2,020,000       2,046,857
Union Acceptance Corp.                                                          5.750        6/9/03      2,400,000       2,404,897
Western Financial Grantor Trust, Ser. 1995-5, Class A2                          5.875        3/1/02      1,794,338       1,802,618
Western Financial Grantor Trust, Ser. 1995-4, Class A2                          6.200        2/1/02        774,984         780,327
WFS Financial Owner Trust, Ser. 1997-D, Class A4                                6.250       3/20/03      4,500,000       4,569,143
Xerox Rental Equipment Trust, Ser. 1996-A (a)                                   6.200      12/31/99      3,681,641       3,688,544
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (cost $58,415,622, $38,782,592 and $97,198,214, respectively)                             97,994,003
-----------------------------------------------------------------------------------------------------------------------------------

Evergreen Short Intermediate Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Schedule of Investments
December 31, 1998


                                                                                                            Evergreen Short
                                                                                                         Intermediate Bond Fund
                                                                                                    --------------------------------
                                                                                       Maturity                              Market
                                                                         Coupon          Date          Principal             Value
                                                                      --------------------------------------------------------------
CORPORATE BONDS AND NOTES - 20.9%
Banks - 3.9%
Amsouth BanCorp., Sub. Deb.                                               6.750          11/1/25       3,350,000           3,522,944
Bank One First Chicago NBD Corp., MTN, Ser. E                             9.200         12/17/01       2,000,000           2,188,804
Bank One First Chicago NBD Corp., Sub. Notes                              9.000          6/15/99       4,000,000           4,060,892
BB&T Corp., Sub. Notes                                                    6.375          6/30/05       3,000,000           3,088,815
Capital One Bank                                                          7.200          7/19/99
Capital One Bank                                                          7.150          9/15/06
Chase Manhattan Corp., Sub. Notes                                         8.000          5/15/04       2,000,000           1,998,172
First Security Corp., MTN                                                 6.400          2/10/03       5,000,000           5,120,340
Security Pacific Corp., Notes                                            10.450           5/8/01         500,000             550,097
                                                                                                                      --------------
                                                                                                                          20,530,064
                                                                                                                      --------------
Cable/Other Video Distribution - 0.3%
Century Communication                                                     9.500          8/15/00
CSC Holdings Inc.                                                         9.875          5/15/06



Finance & Insurance - 10.1%
American Express Credit Corp., Step Bond (Eff. yield 5.57%) (b)           6.250          2/10/99       2,000,000           2,035,902
Associated P&C Holdings, Inc., Gtd. Sr. Notes (a)                         6.750          7/15/03       3,000,000           3,024,258
Associates Corp. N.A.                                                     7.875          9/30/01
Bear Stearns Co., Inc., Sr. Notes                                         7.625          4/15/00       3,000,000           3,071,517
Case Credit Corp., Gtd. Notes                                             6.125          2/15/03       5,000,000           4,927,505
Discover Ser. 1998-7                                                      5.600          5/15/06
Duke Capital Corp., Sr. Notes Ser. A                                      6.250          7/15/05       1,500,000           1,547,778
Ford Capital BV                                                           9.875          5/15/02
General Motors Acceptance Corp.                                           5.625           2/1/99
General Motors Acceptance Corp.                                           6.875          7/15/01
Horace Mann Educators Corp., Sr. Notes                                    6.625          1/15/06       1,000,000           1,047,471
Lehman Brothers                                                           6.625         11/15/00
Lehman Brothers                                                           6.200          1/15/02
Lehman Brothers Holdings, Inc., MTN                                       6.840          10/7/99       2,500,000           2,512,565
Lehman Brothers Holdings, Inc., Sr. Notes                                 6.625         11/15/00       5,000,000           5,019,215
Lehman Brothers Holdings, Inc., Sr. Notes                                 8.875           3/1/02       5,000,000           5,340,250
Metropolitan Life Insurance Co., Surplus Notes (a)                        7.000          11/1/05       5,000,000           5,307,445
PSI Energy Inc. (a)                                                       6.000         12/14/01
Salomon, Inc.                                                             7.250           5/1/01
Salomon, Inc.                                                             7.300          5/15/02
Salomon, Inc.                                                             5.500          1/15/99
Salomon, Inc., Notes                                                      7.200           2/1/04       7,000,000           7,361,669
                                                                                                                      --------------
                                                                                                                          41,195,575
                                                                                                                      --------------
Food & Beverage - 0.2%
Jitney-Jungle Stores                                                     12.000           3/1/06


Healthcare Products & Services - 1.3%
Columbia/HCA Healthcare Corp.                                             6.875          7/15/01       7,500,000           7,446,338
                                                                                                                      --------------

Industrial Specialty Products & Services - 1.6%
Case Corp.(a)                                                             6.250          12/1/03       5,000,000           4,997,960
Johnson Controls, Inc., Notes                                             6.300           2/1/08       4,375,000           4,547,690
                                                                                                                      --------------
                                                                                                                           9,545,650
                                                                                                                      --------------

                                                                                                         Mentor Short-Duration
                                                                                                            Income Portfolio
                                                                                                    --------------------------------
                                                                                       Maturity                             Market
                                                                         Coupon          Date         Principal             Value
                                                                      --------------------------------------------------------------
CORPORATE BONDS AND NOTES - 20.9%
Banks - 3.9%
Amsouth BanCorp., Sub. Deb.                                               6.750          11/1/25
Bank One First Chicago NBD Corp., MTN, Ser. E                             9.200         12/17/01
Bank One First Chicago NBD Corp., Sub. Notes                              9.000          6/15/99
BB&T Corp., Sub. Notes                                                    6.375          6/30/05
Capital One Bank                                                          7.200          7/19/99       1,500,000           1,511,345
Capital One Bank                                                          7.150          9/15/06       1,000,000           1,026,939
Chase Manhattan Corp., Sub. Notes                                         8.000          5/15/04
First Security Corp., MTN                                                 6.400          2/10/03
Security Pacific Corp., Notes                                            10.450           5/8/01
                                                                                                                      --------------
                                                                                                                           2,538,284
                                                                                                                      --------------
Cable/Other Video Distribution - 0.3%
Century Communication                                                     9.500          8/15/00       1,207,000           1,264,663
CSC Holdings Inc.                                                         9.875          5/15/06         750,000             823,497
                                                                                                                      --------------
                                                                                                                           2,088,160
                                                                                                                      --------------
Finance & Insurance - 10.1%
American Express Credit Corp., Step Bond (Eff. yield 5.57%) (b)           6.250          2/10/99
Associated P&C Holdings, Inc., Gtd. Sr. Notes (a)                         6.750          7/15/03
Associates Corp. N.A.                                                     7.875          9/30/01       1,000,000           1,057,910
Bear Stearns Co., Inc., Sr. Notes                                         7.625          4/15/00
Case Credit Corp., Gtd. Notes                                             6.125          2/15/03
Discover Ser. 1998-7                                                      5.600          5/15/06       2,000,000           2,007,416
Duke Capital Corp., Sr. Notes Ser. A                                      6.250          7/15/05
Ford Capital BV                                                           9.875          5/15/02       2,525,000           2,845,088
General Motors Acceptance Corp.                                           5.625           2/1/99         500,000             500,157
General Motors Acceptance Corp.                                           6.875          7/15/01       2,250,000           2,318,334
Horace Mann Educators Corp., Sr. Notes                                    6.625          1/15/06
Lehman Brothers                                                           6.625         11/15/00       1,750,000           1,757,109
Lehman Brothers                                                           6.200          1/15/02       2,000,000           1,987,845
Lehman Brothers Holdings, Inc., MTN                                       6.840          10/7/99
Lehman Brothers Holdings, Inc., Sr. Notes                                 6.625         11/15/00
Lehman Brothers Holdings, Inc., Sr. Notes                                 8.875           3/1/02
Metropolitan Life Insurance Co., Surplus Notes (a)                        7.000          11/1/05
PSI Energy Inc. (a)                                                       6.000         12/14/01       2,000,000           2,003,978
Salomon, Inc.                                                             7.250           5/1/01       2,250,000           2,326,822
Salomon, Inc.                                                             7.300          5/15/02       1,000,000           1,042,992
Salomon, Inc.                                                             5.500          1/15/99         500,000             500,029
Salomon, Inc., Notes                                                      7.200           2/1/04
                                                                                                                      --------------
                                                                                                                          18,347,680
                                                                                                                      --------------
Food & Beverage - 0.2%
Jitney-Jungle Stores                                                     12.000           3/1/06       1,000,000           1,110,442
                                                                                                                      --------------

Healthcare Products & Services - 1.3%
Columbia/HCA Healthcare Corp.                                             6.875          7/15/01


Industrial Specialty Products & Services - 1.6%
Case Corp.(a)                                                             6.250          12/1/03
Johnson Controls, Inc., Notes                                             6.300           2/1/08


                                                                                                                Pro Forma
                                                                                                                Combined
                                                                                                      -----------------------------
                                                                                       Maturity                            Market
                                                                         Coupon          Date           Principal          Value
                                                                      -------------------------------------------------------------
CORPORATE BONDS AND NOTES - 20.9%
Banks - 3.9%
Amsouth BanCorp., Sub. Deb.                                               6.750          11/1/25        3,350,000         3,522,944
Bank One First Chicago NBD Corp., MTN, Ser. E                             9.200         12/17/01        2,000,000         2,188,804
Bank One First Chicago NBD Corp., Sub. Notes                              9.000          6/15/99        4,000,000         4,060,892
BB&T Corp., Sub. Notes                                                    6.375          6/30/05        3,000,000         3,088,815
Capital One Bank                                                          7.200          7/19/99        1,500,000         1,511,345
Capital One Bank                                                          7.150          9/15/06        1,000,000         1,026,939
Chase Manhattan Corp., Sub. Notes                                         8.000          5/15/04        2,000,000         1,998,172
First Security Corp., MTN                                                 6.400          2/10/03        5,000,000         5,120,340
Security Pacific Corp., Notes                                            10.450           5/8/01          500,000           550,097
                                                                                                                      -------------
                                                                                                                         23,068,349
                                                                                                                      -------------
Cable/Other Video Distribution - 0.3%
Century Communication                                                     9.500          8/15/00        1,207,000         1,264,663
CSC Holdings Inc.                                                         9.875          5/15/06          750,000           823,497
                                                                                                                      -------------
                                                                                                                          2,088,160
                                                                                                                      -------------
Finance & Insurance - 10.1%
American Express Credit Corp., Step Bond (Eff. yield 5.57%) (b)           6.250          2/10/99        2,000,000         2,035,902
Associated P&C Holdings, Inc., Gtd. Sr. Notes (a)                         6.750          7/15/03        3,000,000         3,024,258
Associates Corp. N.A.                                                     7.875          9/30/01        1,000,000         1,057,910
Bear Stearns Co., Inc., Sr. Notes                                         7.625          4/15/00        3,000,000         3,071,517
Case Credit Corp., Gtd. Notes                                             6.125          2/15/03        5,000,000         4,927,505
Discover Ser. 1998-7                                                      5.600          5/15/06        2,000,000         2,007,416
Duke Capital Corp., Sr. Notes Ser. A                                      6.250          7/15/05        1,500,000         1,547,778
Ford Capital BV                                                           9.875          5/15/02        2,525,000         2,845,088
General Motors Acceptance Corp.                                           5.625           2/1/99          500,000           500,157
General Motors Acceptance Corp.                                           6.875          7/15/01        2,250,000         2,318,334
Horace Mann Educators Corp., Sr. Notes                                    6.625          1/15/06        1,000,000         1,047,471
Lehman Brothers                                                           6.625         11/15/00        1,750,000         1,757,109
Lehman Brothers                                                           6.200          1/15/02        2,000,000         1,987,845
Lehman Brothers Holdings, Inc., MTN                                       6.840          10/7/99        2,500,000         2,512,565
Lehman Brothers Holdings, Inc., Sr. Notes                                 6.625         11/15/00        5,000,000         5,019,215
Lehman Brothers Holdings, Inc., Sr. Notes                                 8.875           3/1/02        5,000,000         5,340,250
Metropolitan Life Insurance Co., Surplus Notes (a)                        7.000          11/1/05        5,000,000         5,307,445
PSI Energy Inc. (a)                                                       6.000         12/14/01        2,000,000         2,003,978
Salomon, Inc.                                                             7.250           5/1/01        2,250,000         2,326,822
Salomon, Inc.                                                             7.300          5/15/02        1,000,000         1,042,992
Salomon, Inc.                                                             5.500          1/15/99          500,000           500,029
Salomon, Inc., Notes                                                      7.200           2/1/04        7,000,000         7,361,669
                                                                                                                      -------------
                                                                                                                         59,543,255
                                                                                                                      -------------
Food & Beverage - 0.2%
Jitney-Jungle Stores                                                     12.000           3/1/06        1,000,000         1,110,442
                                                                                                                      -------------

Healthcare Products & Services - 1.3%
Columbia/HCA Healthcare Corp.                                             6.875          7/15/01        7,500,000         7,446,338
                                                                                                                      -------------

Industrial Specialty Products & Services - 1.6%
Case Corp.(a)                                                             6.250          12/1/03        5,000,000         4,997,960
Johnson Controls, Inc., Notes                                             6.300           2/1/08        4,375,000         4,547,690
                                                                                                                      -------------
                                                                                                                          9,545,650
                                                                                                                      -------------


Evergreen Short Intermediate Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Schedule of Investments
December 31, 1998

                                                                                                              Evergreen Short
                                                                                                           Intermediate Bond Fund
                                                                                                       ----------------------------
                                                                                           Maturity                       Market
                                                                                Coupon       Date        Principal        Value
                                                                              -----------------------------------------------------
Telecommunication Services & Equipment - 1.8%
Adelphia Communications                                                          8.125      7/15/03
GTE Corp.                                                                       10.250      11/1/20       5,000,000      5,723,640
Sprint Capital Corp.                                                             5.700     11/15/03
Worldcom, Inc., Sr. Notes                                                        6.125      8/15/01       2,000,000      2,034,732
                                                                                                                      -------------
                                                                                                                         7,758,372
                                                                                                                      -------------
Transportation - 0.9%
U.S. Airways Inc., Ser. 1998-1                                                   7.350      1/30/18       5,000,000      5,109,225
                                                                                                                      -------------

Utilities - 0.8%
LG&E Capital Corp., MTN (a)                                                      5.750      11/1/01       5,000,000      4,984,135
                                                                                                                      -------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (cost $94,781,687, $26,723,994 and $121,505,681, respectively)                          96,569,358
-----------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.4%
Chase Commercial Mtge. Securities Corp., Ser. 1996- 2, Class C                   6.900     11/19/28       3,150,000      3,263,321
CMC Securities Corp., Ser. 1993-D, Class D3                                     10.000      7/25/23       1,537,185      1,572,214
Credit Suisse First Boston Mtge. Securities Corp., Ser. 1998-C1, Class A1B       6.480      5/17/08       5,000,000      5,176,525
FHLMC, Ser. 1546, Class D                                                        5.750     10/15/16       4,139,967      4,138,704
FHLMC, Ser. 1991, Class PA                                                       6.000      3/15/14       4,170,070      4,179,349
First USA Credit Card Master Trust                                               5.280      9/18/06
FNMA, REMIC, Ser. 1998-W8, Class A4                                              6.020      9/25/28       3,000,000      3,029,925
Key Auto Finance Trust                                                           6.150     10/15/01
Potomac Gurnee Finance Corp., Ser. 1, Class A (a)                                6.887     12/21/26       2,429,501      2,546,979
Potomac Gurnee Finance Corp., Ser. 1, Class B (a)                                7.003     12/21/26       2,500,000      2,592,763
Prudential Securities Secured Financing Corp., Ser. 1998-C1, Class A1A1          6.105     11/15/02       4,675,444      4,723,578
RMF Commercial Mtge., Ser. 1997-1, Class A (a)                                   6.380      1/15/19       2,502,585      2,525,572
Saxon Asset Securities                                                           6.265      7/25/23
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $33,294,716, $10,093,983 and $43,388,699, respectively)                 33,748,930
-----------------------------------------------------------------------------------------------------------------------------------

RESIDUAL INTERESTS - 0.4%
General Mortgage Funding II 1997-4 1998 (a)                                                 5/20/22
General Mortgage Funding II 1998-1 (a)                                                     10/20/24
National Mortgage Funding 1998-8 (a)                                                        5/20/24
National Mortgage Funding 1998-6 (a)                                                        1/20/23
National Mortgage Funding 1998-7 (a)                                                        7/20/23
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RESIDUAL INTERESTS (cost $0, $2,711,660 and $2,711,660, respectively)
-----------------------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - 13.6%
DLJ Mtge. Acceptance Corp., Ser. 1993, Class MF7                                 7.950      6/18/03       2,500,000      2,655,988
FHA - Putable Project Loans                                                      7.430      11/1/22       4,315,413      4,670,506
FHA - Putable Project Loans, Merrill Lynch 199                                   8.430       2/1/20       4,564,092      4,984,422
FHA - Putable Project Loans, Reilly 18                                           6.875       4/1/15       2,808,952      2,780,862
FHA - Putable Project Loans, Reilly 55                                           7.430       3/1/24       1,538,766      1,677,339
FHA - Putable Project Loans, Reilly 64                                           7.430       1/1/24       9,479,335     10,259,721
FHLB                                                                             5.450     10/19/05       3,000,000      3,039,693
FHLMC                                                                            6.000      5/15/16       2,750,000      2,796,771
FHLMC                                                                           10.500       9/1/15         265,618        291,526
FHLMC, Deb.                                                                      6.970      6/16/05       2,000,000      2,047,878
FNMA                                                                             6.850       4/5/04       7,000,000      7,531,629
FNMA                                                                            11.000      2/15/25       5,851,820      6,519,700


                                                                                                             Mentor Short-Duration
                                                                                                                Income Portfolio
                                                                                                         ---------------------------
                                                                                           Maturity                         Market
                                                                                Coupon       Date           Principal       Value
                                                                              ------------------------------------------------------
Telecommunication Services & Equipment - 1.8%
Adelphia Communications                                                          8.125      7/15/03           660,000        678,125
GTE Corp.                                                                       10.250      11/1/20
Sprint Capital Corp.                                                             5.700     11/15/03         2,155,000      2,167,497
Worldcom, Inc., Sr. Notes                                                        6.125      8/15/01
                                                                                                                        ------------
                                                                                                                           2,845,622
                                                                                                                        ------------
Transportation - 0.9%
U.S. Airways Inc., Ser. 1998-1                                                   7.350      1/30/18


Utilities - 0.8%
LG&E Capital Corp., MTN (a)                                                      5.750      11/1/01


------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (cost $94,781,687, $26,723,994 and $121,505,681, respectively)
------------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.4%
Chase Commercial Mtge. Securities Corp., Ser. 1996- 2, Class C                   6.900     11/19/28
CMC Securities Corp., Ser. 1993-D, Class D3                                     10.000      7/25/23
Credit Suisse First Boston Mtge. Securities Corp., Ser. 1998-C1, Class A1B       6.480      5/17/08
FHLMC, Ser. 1546, Class D                                                        5.750     10/15/16
FHLMC, Ser. 1991, Class PA                                                       6.000      3/15/14
First USA Credit Card Master Trust                                               5.280      9/18/06         2,300,000      2,280,855
FNMA, REMIC, Ser. 1998-W8, Class A4                                              6.020      9/25/28
Key Auto Finance Trust                                                           6.150     10/15/01         4,000,000      4,019,145
Potomac Gurnee Finance Corp., Ser. 1, Class A (a)                                6.887     12/21/26
Potomac Gurnee Finance Corp., Ser. 1, Class B (a)                                7.003     12/21/26
Prudential Securities Secured Financing Corp., Ser. 1998-C1, Class A1A1          6.105     11/15/02
RMF Commercial Mtge., Ser. 1997-1, Class A (a)                                   6.380      1/15/19
Saxon Asset Securities                                                           6.265      7/25/23         3,800,000      3,818,239
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $33,294,716, $10,093,983 and $43,388,699, respectively)                   10,118,239
------------------------------------------------------------------------------------------------------------------------------------

RESIDUAL INTERESTS - 0.4%
General Mortgage Funding II 1997-4 1998 (a)                                                 5/20/22             3,544        156,647
General Mortgage Funding II 1998-1 (a)                                                     10/20/24            15,959        431,769
National Mortgage Funding 1998-8 (a)                                                        5/20/24            20,990        340,674
National Mortgage Funding 1998-6 (a)                                                        1/20/23            50,218        721,000
National Mortgage Funding 1998-7 (a)                                                        7/20/23            46,863        699,672
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RESIDUAL INTERESTS (cost $0, $2,711,660 and $2,711,660, respectively)                                                2,349,762
------------------------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - 13.6%
DLJ Mtge. Acceptance Corp., Ser. 1993, Class MF7                                 7.950      6/18/03
FHA - Putable Project Loans                                                      7.430      11/1/22
FHA - Putable Project Loans, Merrill Lynch 199                                   8.430       2/1/20
FHA - Putable Project Loans, Reilly 18                                           6.875       4/1/15
FHA - Putable Project Loans, Reilly 55                                           7.430       3/1/24
FHA - Putable Project Loans, Reilly 64                                           7.430       1/1/24
FHLB                                                                             5.450     10/19/05
FHLMC                                                                            6.000      5/15/16
FHLMC                                                                           10.500       9/1/15
FHLMC, Deb.                                                                      6.970      6/16/05
FNMA                                                                             6.850       4/5/04
FNMA                                                                            11.000      2/15/25

                                                                                                                 Pro Forma
                                                                                                                 Combined
                                                                                                        ----------------------------
                                                                                           Maturity                        Market
                                                                                Coupon       Date         Principal         Value
                                                                              ------------------------------------------------------
Telecommunication Services & Equipment - 1.8%
Adelphia Communications                                                          8.125      7/15/03          660,000         678,125
GTE Corp.                                                                       10.250      11/1/20        5,000,000       5,723,640
Sprint Capital Corp.                                                             5.700     11/15/03        2,155,000       2,167,497
Worldcom, Inc., Sr. Notes                                                        6.125      8/15/01        2,000,000       2,034,732
                                                                                                                        ------------
                                                                                                                          10,603,994
                                                                                                                        ------------
Transportation - 0.9%
U.S. Airways Inc., Ser. 1998-1                                                   7.350      1/30/18        5,000,000       5,109,225
                                                                                                                        ------------

Utilities - 0.8%
LG&E Capital Corp., MTN (a)                                                      5.750      11/1/01        5,000,000       4,984,135
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (cost $94,781,687, $26,723,994 and $121,505,681, respectively)            26,930,188     123,499,546
------------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.4%
Chase Commercial Mtge. Securities Corp., Ser. 1996- 2, Class C                   6.900     11/19/28        3,150,000       3,263,321
CMC Securities Corp., Ser. 1993-D, Class D3                                     10.000      7/25/23        1,537,185       1,572,214
Credit Suisse First Boston Mtge. Securities Corp., Ser. 1998-C1, Class A1B       6.480      5/17/08        5,000,000       5,176,525
FHLMC, Ser. 1546, Class D                                                        5.750     10/15/16        4,139,967       4,138,704
FHLMC, Ser. 1991, Class PA                                                       6.000      3/15/14        4,170,070       4,179,349
First USA Credit Card Master Trust                                               5.280      9/18/06        2,300,000       2,280,855
FNMA, REMIC, Ser. 1998-W8, Class A4                                              6.020      9/25/28        3,000,000       3,029,925
Key Auto Finance Trust                                                           6.150     10/15/01        4,000,000       4,019,145
Potomac Gurnee Finance Corp., Ser. 1, Class A (a)                                6.887     12/21/26        2,429,501       2,546,979
Potomac Gurnee Finance Corp., Ser. 1, Class B (a)                                7.003     12/21/26        2,500,000       2,592,763
Prudential Securities Secured Financing Corp., Ser. 1998-C1, Class A1A1          6.105     11/15/02        4,675,444       4,723,578
RMF Commercial Mtge., Ser. 1997-1, Class A (a)                                   6.380      1/15/19        2,502,585       2,525,572
Saxon Asset Securities                                                           6.265      7/25/23        3,800,000       3,818,239
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $33,294,716, $10,093,983 and $43,388,699, respectively)                   43,867,169
------------------------------------------------------------------------------------------------------------------------------------

RESIDUAL INTERESTS - 0.4%
General Mortgage Funding II 1997-4 1998 (a)                                                 5/20/22            3,544         156,647
General Mortgage Funding II 1998-1 (a)                                                     10/20/24           15,959         431,769
National Mortgage Funding 1998-8 (a)                                                        5/20/24           20,990         340,674
National Mortgage Funding 1998-6 (a)                                                        1/20/23           50,218         721,000
National Mortgage Funding 1998-7 (a)                                                        7/20/23           46,863         699,672
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RESIDUAL INTERESTS (cost $0, $2,711,660 and $2,711,660, respectively)                                                2,349,762
------------------------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - 13.6%
DLJ Mtge. Acceptance Corp., Ser. 1993, Class MF7                                 7.950      6/18/03        2,500,000       2,655,988
FHA - Putable Project Loans                                                      7.430      11/1/22        4,315,413       4,670,506
FHA - Putable Project Loans, Merrill Lynch 199                                   8.430       2/1/20        4,564,092       4,984,422
FHA - Putable Project Loans, Reilly 18                                           6.875       4/1/15        2,808,952       2,780,862
FHA - Putable Project Loans, Reilly 55                                           7.430       3/1/24        1,538,766       1,677,339
FHA - Putable Project Loans, Reilly 64                                           7.430       1/1/24        9,479,335      10,259,721
FHLB                                                                             5.450     10/19/05        3,000,000       3,039,693
FHLMC                                                                            6.000      5/15/16        2,750,000       2,796,771
FHLMC                                                                           10.500       9/1/15          265,618         291,526
FHLMC, Deb.                                                                      6.970      6/16/05        2,000,000       2,047,878
FNMA                                                                             6.850       4/5/04        7,000,000       7,531,629
FNMA                                                                            11.000      2/15/25        5,851,820       6,519,700

Evergreen Short Intermediate Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Schedule of Investments
December 31, 1998

                                                                                                              Evergreen Short
                                                                                                          Intermediate Bond Fund
                                                                                                        ----------------------------
                                                                                     Maturity                              Market
                                                                       Coupon          Date               Principal        Value
                                                                    ----------------------------------------------------------------
FNMA                                                                    14.000               6/1/11          18,694          21,658
FNMA, Pool #252106                                                       6.000              11/1/08       2,952,876       2,968,172
FNMA, REMIC Trust, Ser. 1992, Class G44H                                 8.000             11/25/06       2,100,000       2,159,617
FNMA, Ser. 1995- W1, Class A6                                            8.100              4/25/25       9,000,000       9,296,815
Kidder Peabody Acceptance Corp., Ser. 1994-C1, Class A                   6.650               2/1/06       4,000,000       4,094,260
Nationslink Funding Corp., Commercial Mtge. Certificates,
  Ser. 1998-C1, Class A1A1                                               6.803              1/20/08       3,000,000       3,014,400
Painewebber Mtge. Acceptance Corp. IV, Multifamily Mtge.,
  Ser. 1996-M1, Class E (a)                                              7.655               1/2/12       2,000,000       2,071,250
Prudential Home Mtge. Securities, Ser. 1993-39, Class A8                 6.500             10/25/08       4,672,867       4,695,927
Saxon Mtge. Securities Corp., Ser. 1993- 8A, Class 1A2                   7.375              9/25/23       2,756,457       2,775,022
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (cost $77,939,112, $0 and $77,939,112, respectively)                                    80,353,155
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.9%
FHLB                                                                     6.043              4/28/03       3,000,000       3,008,400
FHLB                                                                     6.070              8/28/08       4,105,000       4,163,320
FHLB, Consolidated Bond                                                  6.470              9/16/02       1,780,590       1,785,576
FHLB, Consolidated Bond                                                  6.540             12/12/07       3,300,000       3,410,606
FNMA                                                                     6.000     1/1/00 - 12/1/13
FNMA                                                                    10.000               6/1/05
FNMA, MTN                                                                6.920              3/19/07       9,035,000      10,049,603
GNMA                                                                     4.500   10/20/27 - 1/20/28
GNMA                                                                     6.000    1/1/00 - 11/15/13
GNMA                                                                     6.500   4/15/08 - 12/15/13
GNMA                                                                     6.625              7/20/22
GNMA                                                                     7.000     10/20/08-8/15/28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $22,353,969, $113,416,192 and $135,770,161, respectively)                 22,417,505
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 16.6%
U.S. Treasury Notes                                                      4.625             11/30/00
U.S. Treasury Notes                                                      5.625              5/15/08      14,000,000      14,940,632
U.S. Treasury Notes                                                      5.750              4/30/03       5,000,000       5,203,125
U.S. Treasury Notes                                                      6.125              8/15/07      22,525,000      24,622,641
U.S. Treasury Notes                                                      6.250              2/15/07       8,000,000       8,777,504
U.S. Treasury Notes                                                      6.500             10/15/06       2,500,000       2,775,782
U.S. Treasury Notes                                                      6.625              5/15/07       9,000,000      10,125,000
U.S. Treasury Notes                                                      7.000              7/15/06       4,980,000       5,672,534
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (cost $68,291,636, $26,105,779 and $94,397,415, respectively)                            72,117,218
------------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS - 0.5% (cost $2,885,285, $0 and
  $2,885,285, respectively)
Virginia Hsg. Dev. Auth., Taxable SubSer. A- 4                           7.000               1/1/14       2,900,000       3,100,970
                                                                                                                    ----------------

YANKEE OBLIGATIONS - 4.1%
Boral Limited Australia Co., MTN (a)                                     7.900             11/19/99       5,000,000       5,097,885
Korea Dev. Bank, Bond                                                    7.250              5/15/06       5,000,000       4,578,270
Korea Dev. Bank, Bond                                                    7.375              9/17/04       6,000,000       5,477,040
National Bank of Canada, Yankee Notes, Ser. B                            8.125              8/15/04       6,000,000       6,661,206
Ras Laffan Liquefied Natural Gas, Bond (a)                               7.628              9/15/06       2,000,000       1,816,684
Rogers Cablesystems                                                      9.625               8/1/02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL YANKEE OBLIGATIONS (cost $24,450,580, $493,135 and $24,943,715, respectively)                                      23,631,085
------------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 0.1% (cost $0, $750,000 and
  $750,000, respectively)
Hilander Finance, LLC, VRDN                                              5.700              12/1/25

                                                                                                            Mentor Short-Duration
                                                                                                              Income Portfolio
                                                                                                        ----------------------------
                                                                                     Maturity                              Market
                                                                       Coupon          Date               Principal        Value
                                                                    ----------------------------------------------------------------
FNMA                                                                    14.000               6/1/11
FNMA, Pool #252106                                                       6.000              11/1/08
FNMA, REMIC Trust, Ser. 1992, Class G44H                                 8.000             11/25/06
FNMA, Ser. 1995- W1, Class A6                                            8.100              4/25/25
Kidder Peabody Acceptance Corp., Ser. 1994-C1, Class A                   6.650               2/1/06
Nationslink Funding Corp., Commercial Mtge. Certificates,
  Ser. 1998-C1, Class A1A1                                               6.803              1/20/08
Painewebber Mtge. Acceptance Corp. IV, Multifamily Mtge.,
  Ser. 1996-M1, Class E (a)                                              7.655               1/2/12
Prudential Home Mtge. Securities, Ser. 1993-39, Class A8                 6.500             10/25/08
Saxon Mtge. Securities Corp., Ser. 1993- 8A, Class 1A2                   7.375              9/25/23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (cost $77,939,112, $0 and $77,939,112, respectively)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.9%
FHLB                                                                     6.043              4/28/03
FHLB                                                                     6.070              8/28/08
FHLB, Consolidated Bond                                                  6.470              9/16/02
FHLB, Consolidated Bond                                                  6.540             12/12/07
FNMA                                                                     6.000     1/1/00 - 12/1/13       26,045,006     26,101,990
FNMA                                                                    10.000               6/1/05          160,375        166,868
FNMA, MTN                                                                6.920              3/19/07
GNMA                                                                     4.500   10/20/27 - 1/20/28        6,477,761      6,457,499
GNMA                                                                     6.000    1/1/00 - 11/15/13       28,213,022     28,406,988
GNMA                                                                     6.500   4/15/08 - 12/15/13       33,038,361     33,623,937
GNMA                                                                     6.625              7/20/22        3,319,535      3,372,751
GNMA                                                                     7.000     10/20/08-8/15/28       14,997,327     15,294,958
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $22,353,969, $113,416,192 and $135,770,161, respectively)                113,424,991
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 16.6%
U.S. Treasury Notes                                                      4.625             11/30/00       26,000,000     26,015,340
U.S. Treasury Notes                                                      5.625              5/15/08
U.S. Treasury Notes                                                      5.750              4/30/03
U.S. Treasury Notes                                                      6.125              8/15/07
U.S. Treasury Notes                                                      6.250              2/15/07
U.S. Treasury Notes                                                      6.500             10/15/06
U.S. Treasury Notes                                                      6.625              5/15/07
U.S. Treasury Notes                                                      7.000              7/15/06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (cost $68,291,636, $26,105,779 and $94,397,415, respectively)                            26,015,340
------------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS - 0.5% (cost $2,885,285, $0 and
  $2,885,285, respectively)
Virginia Hsg. Dev. Auth., Taxable SubSer. A- 4                           7.000               1/1/14


YANKEE OBLIGATIONS - 4.1%
Boral Limited Australia Co., MTN (a)                                     7.900             11/19/99
Korea Dev. Bank, Bond                                                    7.250              5/15/06
Korea Dev. Bank, Bond                                                    7.375              9/17/04
National Bank of Canada, Yankee Notes, Ser. B                            8.125              8/15/04
Ras Laffan Liquefied Natural Gas, Bond (a)                               7.628              9/15/06
Rogers Cablesystems                                                      9.625               8/1/02          457,000        491,505
------------------------------------------------------------------------------------------------------------------------------------
TOTAL YANKEE OBLIGATIONS (cost $24,450,580, $493,135 and $24,943,715, respectively)                                         491,505
------------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 0.1% (cost $0, $750,000 and
  $750,000, respectively)
Hilander Finance, LLC, VRDN                                              5.700              12/1/25          750,000        750,000
                                                                                                                       -------------

                                                                                                               Pro Forma
                                                                                                                Combined
                                                                                                      ------------------------------
                                                                                     Maturity                              Market
                                                                       Coupon          Date              Principal         Value
                                                                    ----------------------------------------------------------------
FNMA                                                                    14.000               6/1/11         18,694           21,658
FNMA, Pool #252106                                                       6.000              11/1/08      2,952,876        2,968,172
FNMA, REMIC Trust, Ser. 1992, Class G44H                                 8.000             11/25/06      2,100,000        2,159,617
FNMA, Ser. 1995- W1, Class A6                                            8.100              4/25/25      9,000,000        9,296,815
Kidder Peabody Acceptance Corp., Ser. 1994-C1, Class A                   6.650               2/1/06      4,000,000        4,094,260
Nationslink Funding Corp., Commercial Mtge. Certificates,
  Ser. 1998-C1, Class A1A1                                               6.803              1/20/08      3,000,000        3,014,400
Painewebber Mtge. Acceptance Corp. IV, Multifamily Mtge.,
  Ser. 1996-M1, Class E (a)                                              7.655               1/2/12      2,000,000        2,071,250
Prudential Home Mtge. Securities, Ser. 1993-39, Class A8                 6.500             10/25/08      4,672,867        4,695,927
Saxon Mtge. Securities Corp., Ser. 1993- 8A, Class 1A2                   7.375              9/25/23      2,756,457        2,775,022
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (cost $77,939,112, $0 and $77,939,112, respectively)                                    80,353,155
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.9%
FHLB                                                                     6.043              4/28/03      3,000,000        3,008,400
FHLB                                                                     6.070              8/28/08      4,105,000        4,163,320
FHLB, Consolidated Bond                                                  6.470              9/16/02      1,780,590        1,785,576
FHLB, Consolidated Bond                                                  6.540             12/12/07      3,300,000        3,410,606
FNMA                                                                     6.000     1/1/00 - 12/1/13     26,045,006       26,101,990
FNMA                                                                    10.000               6/1/05        160,375          166,868
FNMA, MTN                                                                6.920              3/19/07      9,035,000       10,049,603
GNMA                                                                     4.500   10/20/27 - 1/20/28      6,477,761        6,457,499
GNMA                                                                     6.000    1/1/00 - 11/15/13     28,213,022       28,406,988
GNMA                                                                     6.500   4/15/08 - 12/15/13     33,038,361       33,623,937
GNMA                                                                     6.625              7/20/22      3,319,535        3,372,751
GNMA                                                                     7.000     10/20/08-8/15/28     14,997,327       15,294,958
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $22,353,969, $113,416,192 and $135,770,161, respectively)               135,842,496
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 16.6%
U.S. Treasury Notes                                                      4.625             11/30/00     26,000,000       26,015,340
U.S. Treasury Notes                                                      5.625              5/15/08     14,000,000       14,940,632
U.S. Treasury Notes                                                      5.750              4/30/03      5,000,000        5,203,125
U.S. Treasury Notes                                                      6.125              8/15/07     22,525,000       24,622,641
U.S. Treasury Notes                                                      6.250              2/15/07      8,000,000        8,777,504
U.S. Treasury Notes                                                      6.500             10/15/06      2,500,000        2,775,782
U.S. Treasury Notes                                                      6.625              5/15/07      9,000,000       10,125,000
U.S. Treasury Notes                                                      7.000              7/15/06      4,980,000        5,672,534
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (cost $68,291,636, $26,105,779 and $94,397,415, respectively)                            98,132,558
------------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS - 0.5% (cost $2,885,285, $0 and
  $2,885,285, respectively)
Virginia Hsg. Dev. Auth., Taxable SubSer. A- 4                           7.000               1/1/14      2,900,000        3,100,970
                                                                                                                       -------------

YANKEE OBLIGATIONS - 4.1%
Boral Limited Australia Co., MTN (a)                                     7.900             11/19/99      5,000,000        5,097,885
Korea Dev. Bank, Bond                                                    7.250              5/15/06      5,000,000        4,578,270
Korea Dev. Bank, Bond                                                    7.375              9/17/04      6,000,000        5,477,040
National Bank of Canada, Yankee Notes, Ser. B                            8.125              8/15/04      6,000,000        6,661,206
Ras Laffan Liquefied Natural Gas, Bond (a)                               7.628              9/15/06      2,000,000        1,816,684
Rogers Cablesystems                                                      9.625               8/1/02        457,000          491,505
------------------------------------------------------------------------------------------------------------------------------------
TOTAL YANKEE OBLIGATIONS (cost $24,450,580, $493,135 and $24,943,715, respectively)                                      24,122,590
------------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 0.1% (cost $0, $750,000 and
  $750,000, respectively)
Hilander Finance, LLC, VRDN                                              5.700              12/1/25        750,000          750,000
                                                                                                                       -------------

Evergreen Short Intermediate Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Schedule of Investments
December 31, 1998

                                                                                                        Evergreen Short
                                                                                                    Intermediate Bond Fund
                                                                                                -------------------------------
                                                                                Maturity                              Market
                                                                     Coupon       Date             Principal           Value
                                                                   -----------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.7%
Dresdner Kleinwort Benson N.A., LLC, 4.25%, dated 12/31/98,
  due 1/4/99, maturity value $7,306,779 (Collateralized by
  $7,410,000 U.S. Treasury Inflation Index Bonds, 3.625%,
  due 1/15/08, value, including accrued interest $7,453,667)                                       7,303,330         7,303,330
Goldman Sachs & Co., 5.08%, dated 12/31/98, due 1/4/99,
  maturity value $14,660,513 (Collateralized by $15,220,000
  FNMA, 7.50%, due 10/1/03, value, including accrued interest
  $15,753,336)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS (cost $7,303,330, $14,652,243 and $21,955,573, respectively)                             7,303,330
------------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENTS (cost - $389,715,937, $233,729,578 and $623,445,515) - 106.8%                                    398,296,905
OTHER ASSETS AND LIABILITIES - NET - (6.8%)                                                                          3,374,706
                                                                                                          --------------------
TOTAL NET ASSETS - 100.0%                                                                                        $ 401,671,611
                                                                                                          --------------------

                                                                                                 Mentor Short-Duration
                                                                                                   Income Portfolio
                                                                                            --------------------------------
                                                                              Maturity                            Market
                                                                   Coupon       Date           Principal           Value
                                                                 -----------------------------------------------------------
REPURCHASE AGREEMENTS - 3.7%
Dresdner Kleinwort Benson N.A., LLC, 4.25%, dated 12/31/98,
  due 1/4/99, maturity value $7,306,779 (Collateralized by
  $7,410,000 U.S. Treasury Inflation Index Bonds, 3.625%,
  due 1/15/08, value, including accrued interest $7,453,667)
Goldman Sachs & Co., 5.08%, dated 12/31/98, due 1/4/99,
  maturity value $14,660,513 (Collateralized by $15,220,000
  FNMA, 7.50%, due 10/1/03, value, including accrued interest
  $15,753,336)                                                                                 14,652,243         14,652,243
--------------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS (cost $7,303,330, $14,652,243 and $21,955,573, respectively)                          14,652,243
--------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENTS (cost - $389,715,937, $233,729,578 and $623,445,515) - 106.8%                                  233,670,917
OTHER ASSETS AND LIABILITIES - NET - (6.8%)                                                                      (43,489,320)
                                                                                                            -----------------
TOTAL NET ASSETS - 100.0%                                                                                      $ 190,181,597
                                                                                                            -----------------

                                                                                                    Pro Forma
                                                                                                    Combined
                                                                                          --------------------------------
                                                                              Maturity                         Market
                                                                   Coupon       Date       Principal           Value
                                                                 ---------------------------------------------------------
REPURCHASE AGREEMENTS - 3.7%
Dresdner Kleinwort Benson N.A., LLC, 4.25%, dated 12/31/98,
  due 1/4/99, maturity value $7,306,779 (Collateralized by
  $7,410,000 U.S. Treasury Inflation Index Bonds, 3.625%,
  due 1/15/08, value, including accrued interest $7,453,667)                               7,303,330         7,303,330
Goldman Sachs & Co., 5.08%, dated 12/31/98, due 1/4/99,
  maturity value $14,660,513 (Collateralized by $15,220,000
  FNMA, 7.50%, due 10/1/03, value, including accrued interest
  $15,753,336)                                                                            14,652,243        14,652,243
--------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS (cost $7,303,330, $14,652,243 and $21,955,573, respectively)                    21,955,573
--------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENTS (cost - $389,715,937, $233,729,578 and $623,445,515) - 106.8%                            631,967,822
OTHER ASSETS AND LIABILITIES - NET - (6.8%)                                                                (40,114,614)
                                                                                                        ---------------
TOTAL NET ASSETS - 100.0%                                                                                $ 591,853,208
                                                                                                        ---------------

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

Summary of Portfolio Abbreviations

FHA      Federal Housing Authority
FHLB     Federal Home Loan Bank
FHLMC    Federal Home Loan Mortgage Corp.
FNMA     Federal National Mortgage Association
GNMA     Government National Mortgage Association
MTN      Medium Term Note
REMIC    Real Estate Mortgage Investment Conduit
STRIPs   Separately Traded Registered Interest and Principal Securities
VRDN     Variable Rate Demand Note

See Notes to Pro Forma Combining Financial Statements.

Evergreen Short Intermediate Bond Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
December 31, 1998

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Short Intermediate Bond Fund ("Evergreen") and Mentor Short-Duration Fund ("Mentor") at December 31, 1998 and for the year then ended.

     The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Mentor. The Reorganization provides for the acquisition of the assets and identified liabilities of Mentor by Evergreen, in exchange for Class A, Class C and Class Y shares of Evergreen. Thereafter, there will be a distribution of Class A, Class C and Class Y shares of Evergreen to the Class A, Class B and Class Y shareholders of Mentor in liquidation and subsequent termination thereof. As a result of the Reorganization, the Class A, Class B and Class Y shareholders of Mentor will become the owners of that number of full and fractional Class A, Class C and Class Y shares, respectively, of Evergreen having an aggregate net asset value equal to the aggregate net asset value of their shares of Mentor as of the close of business immediately prior to the date that Mentor Class A, Class B and Class Y net assets are exchanged for Class A, Class C and Class Y shares of Evergreen.

     The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

     The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Mentor in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Mentor and Evergreen. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen.

     The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A, Class C and Class Y shares of Evergreen which would have been issued at December 31, 1998 in connection with the proposed Reorganization. Class A, Class B and Class Y shareholders of Mentor would receive Class A, Class C and Class Y shares of Evergreen based on conversion ratios determined on December 31, 1998. The conversion ratios are calculated by dividing the Class A, Class B and Class Y net asset value of Mentor by the net asset value per share of Class A, Class C and Class Y of Evergreen.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Evergreen for the twelve months ended December 31, 1998 and to the average net assets of the Mentor for the twelve months ended December 31, 1998. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

                                           EVERGREEN FIXED INCOME TRUST

                                                      PART C

                                                 OTHER INFORMATION


Item 15.          Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Certain Comparative Information About Mentor Funds and Evergreen Trust" in Part A of this Registration Statement.

Item 16.          Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Fixed Income Trust's Registration Statement on Form
N-1A filed on December 12, 1997 Registration No. 333-37433 ("Form
N-1A Registration Statement")

2.              Bylaws.  Incorporated by reference to the Form N-1A
Registration Statement.

3.              Not applicable.

4. Agreement and Plan of Reorganization. Exhibit D to Prospectus contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Fixed Income Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and By-Laws Articles II., III. and VIII.

6. Form of Investment Advisory Agreement between Evergreen Investment Management and Evergreen Fixed Income Trust. Incorporated by reference to the Form N-1A Registration Statement.

7(a). Principal Underwriting Agreements between Evergreen Fixed Income Trust and
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

7(b).  Form of Dealer  Agreement for Class A, Class B and Class C shares used by
Evergreen  Distributor,   Inc.  Incorporated  by  reference  to  the  Form  N-1A
Registration Statement.

8. Form of Deferred Compensation Plan. Incorporated by reference to the Form N-1A Registration Statement.

9. Form of Custody  Agreement  between  State Street Bank and Trust  Company and
Evergreen   Fixed  Income  Trust.   Incorporated   by  reference  to  Form  N-1A
Registration Statement.

10(a).          Rule 12b-1 Distribution Plans.  Incorporated by
reference to the Form N-1A Registration Statement.

10(b).          Multiple Class Plan.  Incorporated by reference to the
Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Previously filed.

12. Tax opinion and consent of Sullivan & Worcester LLP. Filed herewith.



13.             Not applicable.


14(a).  Consent of KPMG LLP (with respect to Evergreen Short-  Intermediate Bond
Fund). Previously filed.

14(b). Consent of KPMG LLP (with respect to Mentor Short- Duration Income Portfolio). Previously filed.


15.             Not applicable.

16. Powers of Attorney. Incorporated by reference to the Form N-1A Registration Statement.

17.             Form of Proxy Card.  Filed herewith.


Item 17.          Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                                    SIGNATURES


         As required by the Securities Act of 1933, this Post- Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 23rd day of August, 1999.


                          EVERGREEN FIXED INCOME TRUST

                                           By:      /s/Anthony J. Fischer
                                                    -----------------------
                                                    Name: Anthony J. Fischer
                                                    Title: President


         As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 23rd day of August, 1999.


Signatures                                                    Title
----------                                                    -----

/s/Anthony J. Fischer                                         President and
-------------------                                           Treasurer
Anthony J. Fischer

/s/Laurence B. Ashkin*                                        Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*                                     Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*                                            Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*                                           Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*                                          Trustee
-------------------
Leroy Keith, Jr.

/s/Gerald M. McDonnell*                                       Trustee
----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*                                         Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit*                                       Trustee
---------------------
William Walt Pettit

/s/David M. Richardson*                                       Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*                                     Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield*                                       Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*                                          Trustee
-------------------
Richard J. Shima

* By:             /s/Maureen E. Towle
                  -------------------
                  Attorney-in-Fact

         Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.